UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22649

iShares U.S. ETF Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

100 Summer Street, 4th Floor, Boston, MA 02110

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: October 31, 2020

Date of reporting period: October 31, 2020

Item 1.	Reports to Stockholders.

Copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are attached.

OCTOBER 31, 2020

2020 Annual Report

iShares U.S. ETF Trust

•	iShares Short Maturity Bond ETF | NEAR | Cboe BZX

•	iShares Short Maturity Municipal Bond ETF | MEAR | Cboe BZX

•	iShares Ultra Short-Term Bond ETF | ICSH | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in early September 2020 before retreating amid concerns about a second wave of infections. In the United States, large-capitalization stocks advanced, outperforming small-capitalization stocks, which declined marginally during the reporting period. International equities from developed economies declined, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring emerging market stocks and tilting toward the quality factor for its resilience.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2020
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	13.29%	9.71%
U.S. small cap equities (Russell 2000® Index)	18.13	(0.14)
International equities (MSCI Europe, Australasia, Far East Index)	8.57	(6.86)
Emerging market equities (MSCI Emerging Markets Index)	20.96	8.25
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.92
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.63)	8.92
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.27	6.19
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.87	3.55
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.73	3.42
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares U.S. ETF Trust

U.S. Bond Market Overview

The U.S. bond market advanced for the 12 months ended October 31, 2020 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 6.19%.

U.S. economic growth was unusually volatile during the reporting period, reflecting the sudden economic impact of the coronavirus pandemic and the subsequent recovery. Growth was negative in the first two quarters of 2020, with annualized contractions of -5.0% and -31.4%, respectively, as the U.S. officially entered recession for the first time since the 2008 financial crisis. The latter figure represented the largest quarterly economic contraction on record, as efforts to contain the virus through restrictions on travel and business led to widespread disruption of the U.S. economy.

Despite the continued presence of the coronavirus in the U.S., businesses and consumers adapted to the new conditions, and many states began to loosen restrictions on activity beginning May 2020. The U.S. economy rapidly rebalanced toward remote economic activity; working and shopping from home flourished, while traditional, in-person economic activity at malls, hotels, and restaurants remained subdued. Along with a significant series of fiscal stimulus measures, easing restrictions led to a large increase in consumer spending as many commercial activities resumed, and government payments to individuals boosted household incomes. Consequently, the economy began to show signs of recovery, growing at an annualized rate of 33.1% in the third quarter of 2020.

In response to the pandemic and subsequent economic downturn, the U.S. Federal Reserve (“Fed”) enacted two emergency decreases to short-term interest rates in March 2020, setting them near zero for only the second time in history. The Fed further acted to stabilize bond markets by implementing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities. The Fed later widened its program by directly purchasing corporate bonds for the first time, including high-yield bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing it to exceed its 2% target in order to stimulate the economy.

The pandemic-related volatility in the U.S. economy was reflected in bond yields (which are inversely related to prices). U.S. Treasury yields declined significantly beginning late February 2020, as uncertainty drove investors toward the most highly rated segment of the bond market, driving the yields on the two-, 10-, and 30-year U.S. Treasuries to record lows. Short-term U.S. Treasury yields declined more than long-term U.S. Treasuries, as the Fed committed to keeping interest rates near zero until at least 2023. However, returns for long-term U.S. Treasuries, which are more sensitive to interest rate changes, significantly exceeded returns from short-term U.S. Treasuries.

Corporate bond prices were also significantly impacted by the economic disruption. In February and March 2020, investors became concerned that sudden changes in consumer behavior could lead to a sharp increase in bankruptcies, which drove a significant increase in corporate bond yields. Consequently, prices of corporate bonds declined sharply, particularly lower-rated, high-yield bonds, which are considered to have a greater probability of default. However, Fed actions to support the corporate bond market and signs that defaults could be lower than anticipated drove a recovery in corporate bond prices, beginning in late March 2020.

Securitized bonds also advanced, particularly commercial mortgage backed securities (“CMBS”). Despite significant disruption to the commercial property market, CMBS showed resiliency later in the reporting period, and delinquencies declined after reaching an all-time high in June 2020.

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Fund Summary as of October 31, 2020	iShares® Short Maturity Bond ETF

Investment Objective

The iShares Short Maturity Bond ETF (the “Fund”) seeks to maximize current income by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed income securities and maintain a weighted average maturity that is less than three years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	1.51%	1.86%	1.55%	1.51%	9.67%	11.57%
Fund Market	1.49	1.85	1.55	1.49	9.61	11.55
Bloomberg Barclays Short-Term Government/Corporate Index	1.55	1.54	1.15	1.55	7.94	8.49

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/25/13. The first day of secondary market trading was 9/26/13.

The Bloomberg Barclays Short-Term Government/Corporate Index is an unmanaged index that measures the performance of government and corporate securities with less than 1 year remaining to maturity.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,023.60	$1.27		$1,000.00	$1,023.90	$1.27		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2020 (continued)	iShares® Short Maturity Bond ETF

Portfolio Management Commentary

Short-term investment-grade bonds posted a positive return for the reporting period. Bond purchases by the Fed to counter the economic impact of the coronavirus pandemic, including buying debt directly from companies, ultimately reduced yields on investment-grade bonds. Low interest rates and increased savings among consumers also supported demand for short-term bonds.

In terms of relative performance, the Fund outperformed the broader market, as represented by the Bloomberg Barclays Short-Term Government/Corporate Index. An increased allocation to investment-grade corporate bonds following a market decline in March 2020 contributed to the Fund’s relative return. During that decline, investment-grade credit spreads, the difference in yields between investment-grade bonds and U.S. Treasuries, widened to the highest levels since 2009. Later in the reporting period, the Fed’s corporate bond purchases and improved economic conditions significantly lowered these spreads, which raised bond prices and helped the Fund’s performance.

From a total return perspective, investment-grade corporate bonds contributed the most to the Fund’s return. Investment-grade corporate bonds benefited from substantial cash inflows from investors, as well as Fed purchases. Turning to credit quality, bonds rated Baa had the largest weight in the Index on average and contributed the most to the Fund’s return.

Among corporate bonds, bank bonds were the most significant contributors to the Fund’s performance. Substantial investor demand for short-term bonds issued by banks was partly due to investors’ assessment that banks would benefit as the economy recovered. This confidence grew out of stronger balance sheets over the last decade and limited prospects of bank credit rating downgrades. Bonds of consumer non-cyclical companies also advanced, as their yields declined relative to consumer cyclical bonds during the pandemic-related recession.

Turning to securitized bonds, asset-backed securities contributed the most to the Fund’s return. The search for yield led to continued demand for asset-backed securities despite coronavirus-related challenges. Collateralized loan obligations were also contributors, as that market became more accessible to investors during the reporting period.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Total Investments	(a)
Corporate Bonds & Notes	65.2%
Asset-Backed Securities	20.9
Collaterized Mortgage Obligations	8.1
Foreign Government Obligations	2.1
Commercial Paper	1.9
Certificates of Deposit	1.8

ALLOCATION BY CREDIT QUALITY

Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	20.0%
Aa	6.0
A	24.1
Baa	31.3
Ba	3.5
P-1	1.5
P-2	1.9
Not Rated	11.7

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

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Fund Summary as of October 31, 2020	iShares® Short Maturity Municipal Bond ETF

Investment Objective

The iShares Short Maturity Municipal Bond ETF (the “Fund”) seeks to maximize tax-free current income by investing, under normal circumstances, at least 80% of its net assets in municipal securities such that the interest on each bond is exempt from U.S. federal income taxes and the federal alternative minimum tax. Under normal circumstances, the effective duration of the Fund’s portfolio is expected to be 1.2 years or less, as calculated by the management team, and is not expected to exceed 1.5 years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	1.29%	1.20%	1.15%	1.29%	6.17%	6.68%
Fund Market	1.25	1.20	1.15	1.25	6.13	6.70
Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index	1.87	1.36	1.30	1.87	7.00	7.56

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/3/15. The first day of secondary market trading was 3/5/15.

The Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index is an unmanaged index comprised of national municipal bond issues having a maturity of at least one year and less than two years.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,011.40	$1.26		$1,000.00	$1,023.90	$1.27		0.25%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2020 (continued)	iShares® Short Maturity Municipal Bond ETF

Portfolio Management Commentary

Short-term municipal bonds posted a modest return during the reporting period, as the Fed reduced interest rates and purchased assets to mitigate the economic repercussions of the coronavirus pandemic. Negative factors in the municipal bond market included investor concerns over tax revenues, higher spending due to the coronavirus, and lower liquidity. However, the Fed began buying short-term municipal bonds directly to stabilize the market for state and local government debt. Furthermore, the Fed created the Municipal Liquidity Facility for buying new bond issues from municipalities with sufficiently high credit ratings that also met other criteria.

In terms of relative performance, the Fund underperformed the broader market, as represented by the Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index. The Fund was positioned for a low interest rate environment, as credit and economic conditions suggested caution. However, the Fed’s support facilities and fiscal stimulus measures decreased investors’ concerns, raising municipal bond prices and lowering their yields. In this environment, the Fund’s interest rate sensitivity decisions and overweight positions in variable-rate demand notes (“VRDNs”) detracted from its performance. Furthermore, the high demand for floating-rate VRDNs in a low interest rate environment kept their interest rates down, except during March 2020. Limited issuance of new municipal bonds with short maturities also created challenges, leading to an increased focus on secondary markets. The broad-based sell-off in March 2020 led to liquidity issues that negatively impacted tax-exempt bonds, including municipal bonds, and the Fund continued to factor in the consequences of the pandemic for municipal credit.

On the upside, overweight positions in lower-rated investment-grade municipal bonds contributed to the Fund’s relative return. Nonrated bonds of issuers with solid underlying long-term credit ratings were also contributors to the Fund’s relative performance. Other contributors included municipal bonds with shorter maturity dates, tax-backed bonds, and bonds in the healthcare sector.

Portfolio Information

ALLOCATION BY CREDIT QUALITY

S&P Credit Rating*	Percent of Total Investments	(a)
AAA	3.5%
AA+	3.9
AA	8.7
AA-	4.8
A+	5.1
A	12.2
A-	4.2
BBB+	10.6
BBB	0.2
Not Rated	46.8

TEN LARGEST STATES

State	Percent of Total Investments	(a)
New Jersey	20.3%
New York	14.3
Georgia	9.5
Texas	7.9
Pennsylvania	7.0
Ohio	3.7
Washington	3.6
Alabama	3.1
District of Columbia	2.8
Connecticut	2.7

*

Credit quality ratings shown reflect the ratings assigned by S&P Global Ratings, a widely used independent, nationally recognized statistical rating organization. S&P credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of BBB or higher. Below investment grade ratings are credit ratings of BB or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

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Fund Summary as of October 31, 2020	iShares® Ultra Short-Term Bond ETF

Investment Objective

The iShares Ultra Short-Term Bond ETF(the “Fund”) seeks to provide current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its net assets in a portfolio of U.S. dollar-denominated investment-grade fixed- and floating-rate debt securities and maintain a dollar-weighted average maturity that is less than 180 days. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	1.89%	1.91%	1.49%	1.89%	9.90%	10.75%
Fund Market	1.85	1.90	1.49	1.85	9.89	10.74
ICE BofA 6-Month US Treasury Bill Index	1.30	1.43	1.08	1.30	7.36	7.70

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSETVALUE)

The inception date of the Fund was 12/11/13. The first day of secondary market trading was 12/13/13.

The ICE BofA 6-Month US Treasury Bill Index is an unmanaged index that measures the performance of government securities with less than 6 months remaining to maturity.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,009.40	$0.40		$1,000.00	$1,024.70	$0.41		0.08%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2020 (continued)	iShares® Ultra Short-Term Bond ETF

Portfolio Management Commentary

Ultra-short-term bonds posted a positive return for the reporting period. The coronavirus pandemic led to higher volatility in the bond market and substantial Fed support for credit markets. However, the Fund’s focus on ultra-short-term bonds limited the direct impact from overall market volatility. In this environment, investors’ concerns over virus-related disruptions of the bond market helped to sustain somewhat higher yields on investment-grade corporate bonds.

In terms of relative performance, the Fund outperformed the broader market, as represented by the Bloomberg Barclays Short-Term Government/Corporate Index. The Fund’s overweight positions in corporate bonds contributed to its relative performance. Positions in longer-dated commercial paper and short-term certificates of deposit also benefited the Fund’s return. Furthermore, the Fund maintained a preference for slightly shorter-term and more easily tradable debt instruments due to the economic uncertainty surrounding the pandemic.

Broadly speaking, corporate bonds contributed the most to the Fund’s return. Among corporate bonds, bank bonds were the most significant contributors. Substantial investor demand for short-term bonds issued by banks was partly due to investors’ assessment that banks would benefit as the economy recovered. This confidence grew out of stronger balance sheets over the last decade and a low likelihood of imminent and widespread credit rating downgrades. Consumer cyclical bonds also contributed to the Fund’s return, as Fed bond purchases helped short-term automotive bonds.

The Fund slightly increased its positions in floating-rate notes, which continued to offer favorable yields, even after the Fed’s interest rate reductions. Floating-rate notes with yields tied to the London Interbank Offered Rate (“LIBOR”) were a strong source of income, as this global gauge of interest rates registered a brief but sharp increase in March 2020, reflecting decreased liquidity and credit concerns. Although LIBOR declined later in the reporting period, it remained above zero.

From a credit quality perspective, bonds in every rating category held by the Fund contributed to the Fund’s performance. However, bonds rated Aa were the most significant contributors.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE
Investment Type	Percent of Total Investments	(a)
Commercial Paper	33.9%
Corporate Bonds & Notes	33.2
Certificates of Deposit	25.2
Repurchase Agreements	3.1
Municipal Debt Obligations	2.6
Asset-Backed Securities	1.5
U.S. Government & Agency Obligations	0.5

ALLOCATION BY CREDIT QUALITY
Moody’s Credit Rating*	Percent of Total Investments	(a)
Aaa	1.1%
Aa	12.3
A	20.2
Baa	4.9
P-1	39.0
P-2	17.5
Not Rated	5.0

*

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(a)	Excludes money market funds.

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About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	11

Schedule of Investments October 31, 2020	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities

Adams Mill CLO Ltd., Series 2014-1A, Class A2R, 1.34%, 07/15/26 (Call 01/15/21), (3 mo. LIBOR US + 1.100%)(a)(b)	$3,424	$3,417,065
Ally Auto Receivables Trust, Series 2017-4, Class A3, 1.75%, 12/15/21 (Call 03/15/21)	110	110,093
ALM VII Ltd., Series 2012-7A, Class A1A2, 1.41%, 07/15/29 (Call 01/15/21), (3 mo. LIBOR US + 1.170%)(a)(b)	9,000	8,924,550
ALM XVII Ltd., Series 2015-17A, Class A1AR, 1.17%, 01/15/28 (Call 01/15/21), (3 mo. LIBOR US + 0.930%)(a)(b)	21,038	20,866,163
American Express Credit Account Master Trust, Series 2018-9, Class A, 0.53%, 04/15/26, (1 mo. LIBOR US + 0.380%)(b)	17,650	17,715,557
AmeriCredit Automobile Receivables Trust
Series 2019-1, Class A2A, 2.93%, 06/20/22 (Call 05/18/23)	1,297	1,299,213
Series 2020-1, Class A2B, 0.50%, 03/20/23 (Call 02/18/24), (1 mo. LIBOR US + 0.350%)(b)	6,734	6,741,361
AmeriCredit Automobile Receivables Trust 2020-2, Series 2020-2, Class A2B, 0.50%, 12/18/23 (Call 02/18/24), (1 mo. LIBOR US + 0.350%)(b)	9,750	9,765,245
Anchorage Capital CLO 4-R Ltd., Series 2014-4RA, Class A, 1.27%, 01/28/31 (Call 01/28/21), (3 mo. LIBOR US + 1.050%)(a)(b)	2,500	2,465,227
Anchorage Capital CLO 7 Ltd., Series 2015-7A, Class AR2, 1.34%, 01/28/31 (Call 04/28/21), (3 mo. LIBOR US + 1.090%)(a)(b)	10,740	10,579,345
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class AR, 1.22%, 07/28/28 (Call 01/28/21), (3 mo. LIBOR US + 1.000%)(a)(b)	5,609	5,576,842
Atlas Senior Loan Fund III Ltd., Series 2013-1A, Class AR, 1.11%, 11/17/27 (Call 11/17/20), (3 mo. LIBOR US + 0.830%)(a)(b)	13,093	13,034,002
Avery Point IV CLO Ltd., Series 2014-1A, Class AR, 1.31%, 04/25/26 (Call 01/25/21), (3 mo. LIBOR US + 1.100%)(a)(b)	817	815,865
BMW Vehicle Owner Trust
Series 2019-A, Class A2, 2.05%, 05/25/22 (Call 02/25/23)	6,714	6,737,038
Series 2020-A, Class A2, 0.39%, 02/27/23 (Call 01/25/24)	32,740	32,764,905
Carlyle Global Market Strategies CLO Ltd., Series 2013-2A, Class AR, 1.11%, 01/18/29 (Call 01/18/21), (3 mo. LIBOR US + 0.890%)(a)(b)	4,584	4,526,439
CarMax Auto Owner Trust, Series 2020-3, Class A2B, 0.40%, 06/15/23 (Call 05/15/24), (1 mo. LIBOR US + 0.250%)(b)	5,410	5,414,732
Catamaran CLO Ltd., Series 2015-1A, Class AR, 1.12%, 04/22/27 (Call 01/22/21), (3 mo. LIBOR US + 0.900%)(a)(b)	1,831	1,820,828
Cedar Funding II CLO Ltd., Series 2013-1A, Class A1R, 1.47%, 06/09/30 (Call 12/09/20), (3 mo. LIBOR US + 1.230%)(a)(b)	8,000	7,924,675

Security	Par (000)	Value

Cedar Funding VI CLO Ltd., Series 2016-6A, Class AR, 1.31%, 10/20/28 (Call 01/20/21), (3 mo. LIBOR US + 1.090%)(a)(b)	$20,500	$20,342,007
Chesapeake Funding II LLC, Series 2020-1A, Class A2, 0.80%, 08/16/32, (1 mo. LIBOR US + 0.650%)(a)(b)	12,755	12,774,624
CIFC Funding Ltd.
Series 2015-2A, Class AR2, 1.25%, 04/15/30 (Call 04/15/21), (3 mo. LIBOR US + 1.010%)(a)(b)(c)	17,000	16,811,300
Series 2017-2A, Class A, 1.46%, 04/20/30 (Call 01/20/21), (3 mo. LIBOR US + 1.240%)(a)(b)	6,375	6,325,051
Citibank Credit Card Issuance Trust, Series 2019-A5, Class A5, 0.77%, 04/22/26, (1 mo. LIBOR + 0.620%)(b)	40,505	40,826,828
CNH Equipment Trust
Series 2017-B, Class A3, 1.86%, 09/15/22 (Call 08/15/21)	3,870	3,884,332
Series 2019-A, Class A2, 2.96%, 05/16/22 (Call 02/15/23)	820	821,283
Credit Acceptance Auto Loan Trust, Series 2019-1A, Class A, 3.33%, 02/15/28(a)	6,210	6,339,458
Drive Auto Receivables Trust
Series 2019-2, Class A3, 3.04%, 03/15/23 (Call 12/15/22)	1,616	1,617,574
Series 2019-4, Class A3, 2.16%, 05/15/23 (Call 04/15/23)	8,200	8,241,569
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR, 1.36%, 07/20/29 (Call 01/20/21), (3 mo. LIBOR US + 1.140%)(a)(b)	20,000	19,894,950
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, 1.14%, 04/15/29 (Call 01/15/21), (3 mo. LIBOR US + 0.900%)(a)(b)	16,350	16,153,774
Eaton Vance CLO Ltd., Series 2013-1A, Class A1RR, 1.40%, 01/15/28 (Call 01/15/21), (3 mo. LIBOR US + 1.160%)(a)(b)	6,000	5,956,845
Ford Credit Auto Owner Trust, Series 2020-A, Class A2, 1.03%, 10/15/22 (Call 10/15/23)	4,392	4,408,485
Ford Credit Floorplan Master Owner Trust, Series 2019-1, Class A, 2.84%, 03/15/24	26,550	27,431,803
Ford Credit Floorplan Master Owner Trust A, Series 2019-3, Class A2, 0.75%, 09/15/24, (1 mo. LIBOR US + 0.600%)(b)	59,321	59,602,152
GM Financial Consumer Automobile Receivables Trust
Series 2018-2, Class A3, 2.81%, 12/16/22 (Call 02/16/22)	2,691	2,724,607
Series 2020-1, Class A3, 1.84%, 09/16/24 (Call 03/16/23)	10,000	10,207,373
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR2, 1.32%, 10/29/29 (Call 01/29/21), (3 mo. LIBOR US + 1.110%)(a)(b)	16,680	16,577,842
Halcyon Loan Advisors Funding Ltd., Series 2015-2A, Class AR, 1.29%, 07/25/27 (Call 01/25/21),
(3 mo. LIBOR US + 1.080%)(a)(b)	7,348	7,278,329

12	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

HPS Loan Management 10-2016 Ltd., Series 10A-16, Class A1R, 1.36%, 01/20/28 (Call 01/20/21),
(3 mo. LIBOR US + 1.140%)(a)(b)	$16,727	$16,594,097
Hyundai Auto Receivables Trust, Series 2020-B, Class A2, 0.38%, 03/15/23 (Call 05/15/24)	23,925	23,938,441
John Deere Owner Trust
Series 2017-B, Class A3, 1.82%, 10/15/21 (Call 01/15/21)	17	16,839
Series 2020-B, Class A2, 0.41%, 03/15/23 (Call 02/15/24)	20,690	20,707,545
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, 1.28%, 05/15/28 (Call 11/15/20), (1 mo. LIBOR US + 1.130%)(a)(b)	8,453	8,417,214
Madison Park Funding X Ltd., Series 2012-10A, Class AR2, 1.44%, 01/20/29 (Call 01/20/21), (3 mo. LIBOR US + 1.220%)(a)(b)	6,250	6,210,739
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, 1.17%, 04/19/30 (Call 01/19/21), (3 mo. LIBOR US + 0.950%)(a)(b)	4,000	3,950,432
Marathon CRE Ltd., Series 2018-FL1, Class A, 1.30%, 06/15/28 (Call 11/11/20), (1 mo. LIBOR US + 1.150%)(a)(b)	17,285	17,203,408
Mercedes-Benz Master Owner Trust, Series 2019-AA, Class A, 0.50%, 05/15/23, (1 mo. LIBOR US + 0.350%)(a)(b)	1,890	1,892,374
Navient Private Education Loan Trust, Series 2017-A, Class A2B, 1.05%, 12/16/58 (Call 04/15/28),
(1 mo. LIBOR US + 0.900%)(a)(b)	1,305	1,300,733
Navient Private Education Refi Loan Trust
Series 2019-FA, Class A1, 2.18%, 08/15/68 (Call 11/15/27)(a)	8,966	8,989,801
Series 2020-A, Class A1, 0.50%, 11/15/68 (Call 07/15/29), (1 mo. LIBOR US + 0.350%)(a)(b)	7,620	7,610,799
Nissan Auto Receivables Owner Trust, Series 2017-B, Class A3, 1.75%, 10/15/21 (Call 08/15/21)	754	754,838
Nissan Master Owner Trust Receivables
Series 2019-A, Class A, 0.71%, 02/15/24, (1 mo. LIBOR US + 0.560%)(b)	23,950	24,040,270
Series 2019-B, Class A, 0.58%, 11/15/23, (1 mo. LIBOR US + 0.430%)(b)	24,000	24,050,134
NLY Commercial Mortgage Trust, Series 2019-FL2, Class A, 1.45%, 02/15/36 (Call 03/15/21), (1 mo. LIBOR US + 1.300%)(a)(b)	5,291	5,261,214
OCP CLO Ltd., Series 2016-12A, Class A1R, 1.34%, 10/18/28 (Call 01/18/21), (3 mo. LIBOR US + 1.120%)(a)(b)	21,095	20,988,797
OneMain Financial Issuance Trust, Series 2016-3A, Class A, 3.83%, 06/18/31 (Call 05/18/21)(a)	1,700	1,742,222
OZLM XIV Ltd., Series 2015-14A, Class A1AR, 1.40%, 01/15/29 (Call 01/15/21), (3 mo. LIBOR US + 1.160%)(a)(b)	10,035	9,967,933

Security	Par (000)	Value

Palmer Square Loan Funding Ltd.
Series 2018-4A, Class A1, 1.18%, 11/15/26 (Call 11/15/20), (3 mo. LIBOR US + 0.900%)(a)(b)	$7,689	$7,673,775
Series 2018-5A, Class A1, 1.07%, 01/20/27 (Call 01/20/21), (3 mo. LIBOR US + 0.850%)(a)(b)	11,563	11,461,363
PFS Financing Corp.
Series 2019-A, Class A1, 0.70%, 04/15/24, (1 mo. LIBOR US + 0.550%)(a)(b)	40,000	39,906,676
Series 2019-B, Class A, 0.70%, 09/15/23, (1 mo. LIBOR US + 0.550%)(a)(b)	14,650	14,667,965
Series 2020-F, Class A, 0.93%, 08/15/24(a)	3,274	3,282,749
Regatta VI Funding Ltd., Series 2016-1A, Class AR, 1.30%, 07/20/28 (Call 01/20/21), (3 mo. LIBOR US + 1.080%)(a)(b)	13,351	13,294,817
Santander Drive Auto Receivables Trust, Series 2020-2, Class A2B, 0.50%, 05/15/23 (Call 05/15/24), (1 mo. LIBOR US + 0.350%)(b)	8,000	8,003,609
Santander Retail Auto Lease Trust, Series 2019-B, Class A2B, 0.51%, 04/20/22 (Call 10/20/22), (1 mo. LIBOR US + 0.360%)(a)(b)	8,833	8,834,075
SLM Private Credit Student Loan Trust
Series 2004-A, Class A3, 0.65%, 06/15/33 (Call 12/15/21), (3 mo. LIBOR US + 0.400%)(b)	5,563	5,475,652
Series 2004-B, Class A3, 0.58%, 03/15/24 (Call 06/15/24), (3 mo. LIBOR US + 0.330%)(b)	9,100	9,020,865
Series 2005-A, Class A4, 0.56%, 12/15/38 (Call 09/15/27), (3 mo. LIBOR US + 0.310%)(b)	10,342	9,909,519
Series 2005-B, Class A4, 0.58%, 06/15/39 (Call 12/15/26), (3 mo. LIBOR US + 0.330%)(b)	7,162	6,778,837
Series 2006-A, Class A5, 0.54%, 06/15/39 (Call 06/15/28), (3 mo. LIBOR US + 0.290%)(b)	15,569	14,834,633
Series 2006-B, Class A5, 0.52%, 12/15/39 (Call 09/15/27), (3 mo. LIBOR US + 0.270%)(b)	11,087	10,507,193
SLM Student Loan Trust, Series 2011-2, Class A1, 0.75%, 11/25/27 (Call 02/25/32), (1 mo. LIBOR US + 0.600%)(b)	143	142,495
SMB Private Education Loan Trust
Series 2015-A, Class A2A, 2.49%, 06/15/27 (Call 10/15/27)(a)	3,875	3,917,895
Series 2017-A, Class A2B, 1.05%, 09/15/34, (1 mo. LIBOR US + 0.900%)(a)(b)	19,172	19,106,462
Series 2019-A, Class A1, 0.50%, 02/16/26, (1 mo. LIBOR US + 0.350%)(a)(b)	522	522,189
Series 2020-A, Class A1, 0.45%, 03/15/27, (1 mo. LIBOR US + 0.300%)(a)(b)	8,139	8,129,909
SoFi Professional Loan Program LLC
Series 16-C, Class A1, 1.25%, 10/27/36 (Call 11/25/23), (1 mo. LIBOR US + 1.100%)(a)(b)	1,167	1,173,339
Series 2015-B, Class A1, 1.20%, 04/25/35 (Call 01/25/21), (1 mo. LIBOR US + 1.050%)(a)(b)	1,005	1,005,582

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2020	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Symphony CLO XVIII Ltd., Series 2016-18A, Class AR, 1.36%, 01/23/28 (Call 01/23/21), (3 mo. LIBOR US + 1.150%)(a)(b)	$2,400	$2,386,526
TCI-Symphony CLO Ltd., Series 2016-1A, Class AR, 1.43%, 10/13/29 (Call 01/13/21), (3 mo. LIBOR US + 1.160%)(a)(b)	5,235	5,204,019
Tesla Auto Lease Trust, Series 2020-A, Class A, 0.55%, 05/22/23 (Call 04/20/23)(a)	8,100	8,116,062
TICP CLO I Ltd., Series 2015-1A, Class AR, 1.02%, 07/20/27 (Call 01/20/21), (3 mo. LIBOR US + 0.800%)(a)(b)	2,996	2,982,220
TICP CLO VI Ltd., Series 2016-6A, Class AR, 1.44%, 01/15/29 (Call 01/15/21), (3 mo. LIBOR US + 1.200%)(a)(b)	6,380	6,344,195
Verizon Owner Trust, Series 2020-A, Class A1B, 0.42%, 07/22/24 (Call 03/20/23), (1 mo. LIBOR US + 0.270%)(b)	9,290	9,286,804
Volvo Financial Equipment LLC, Series 2019-1A, Class A2, 2.90%, 11/15/21 (Call 10/15/22)(a)	2,048	2,051,972
VOYA CLO, Series 2017-2A, Class A1, 1.45%, 06/07/30 (Call 01/15/21), (3 mo. LIBOR US + 1.210%)(a)(b)	5,330	5,300,672
Westlake Automobile Receivables Trust, Series 2019-3A, Class A2, 2.15%, 02/15/23 (Call 03/15/23)(a)	10,025	10,093,074

Total Asset-Backed Securities — 20.5% (Cost: $902,688,713)		901,772,304

Certificates of Deposit

Barclays Bank PLC, 0.69%, 07/30/21, (3 mo. LIBOR US + 0.480%)(b)	20,000	20,011,873
Mizuho Bank Ltd./New York NY, 0.72%, 01/25/21, (3 mo. LIBOR US + 0.500%)(b)	15,000	15,016,244
Standard Chartered Bank/New York, 0.40%, 08/24/21, (3 mo. LIBOR US + 0.150%)(b)	14,250	14,255,749
Sumitomo Mitsui Banking Corp./New York, 0.70%, 07/15/22	30,000	30,019,863

Total Certificates of Deposit — 1.8% (Cost: $79,248,291)		79,303,729

Collaterized Mortgage Obligations

Mortgage-Backed Securities — 7.9%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A, 1.03%, 09/15/34, (1 mo. LIBOR US + 0.880%)(a)(b)	12,100	12,092,489
AOA Mortgage Trust, Series 2015-1177, Class A, 2.96%, 12/13/29 (Call 11/13/20)(a)	11,835	11,946,756
AREIT Trust, Series 2019-CRE3, Class A, 1.17%, 09/14/36, (1 mo. LIBOR US + 1.020%)(a)(b)	30,000	29,596,677
BAMLL Commercial Mortgage Securities Trust, Series 2018-DSNY, Class A, 1.00%, 09/15/34, (1 mo. LIBOR US + 0.850%)(a)(b)	19,220	18,643,262
Bancorp Commercial Mortgage Trust
Series 2018-CRE4, Class A, 1.05%, 09/15/35, (1 mo. LIBOR US + 0.900%)(a)(b)	1,423	1,408,708
Series 2019-CRE5, Class A, 1.15%, 03/15/36, (1 mo. LIBOR US + 1.000%)(a)(b)	4,705	4,581,706

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
BBCMS Mortgage Trust, Series 2019-BWAY, Class A, 1.10%, 11/15/34, (1 mo. LIBOR US + 0.956%)(a)(b)	$11,305	$11,000,183
BBCMS Trust
Series 2018-TYSN, Class A2, 3.76%, 09/05/32(a)	13,428	13,383,218
Series 2019-CLP, Class A, 0.83%, 12/15/31, (1 mo. LIBOR US + 0.685%)(a)(b)	9,727	9,654,924
BX Commercial Mortgage Trust
Series 2018-BIOA, Class A, 0.82%, 03/15/37, (1 mo. LIBOR US + 0.671%)(a)(b)	23,190	23,163,011
Series 2018-IND, Class A, 0.90%, 11/15/35, (1 mo. LIBOR US + 0.750%)(a)(b)	19,722	19,635,624
BX Trust, Series 2019-CALM, Class A, 1.02%, 11/15/32, (1 mo. LIBOR US + 0.876%)(a)(b)	6,798	6,756,207
CGDBB Commercial Mortgage Trust, Series 2017-BIOC, Class A, 0.94%, 07/15/32, (1 mo. LIBOR US + 0.790%)(a)(b)	12,150	12,146,958
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11, 1.05%, 07/25/49 (Call 12/25/23), (1 mo. LIBOR US + 0.900%)(a)(b)	4,052	4,044,353
COMM Mortgage Trust, Series 2014-CR15, Class A2, 2.93%, 02/10/47 (Call 11/10/23)	3,772	3,768,566
Commission, Series 2013- GAM, Class A2, 3.37%, 02/10/28 (Call 02/10/21)(a)	7,695	7,297,752
Commission Mortgage Trust, Series 2013-CR6, Class A3FL, 0.78%, 03/10/46, (1 mo. LIBOR US + 0.630%)(a)(b)	788	787,883
Gosforth Funding PLC, Series 2018-1A, Class A1, 0.70%, 08/25/60 (Call 08/25/23), (3 mo. LIBOR US + 0.450%)(a)(b)	5,102	5,100,908
GPMT Ltd., Series 2018-FL1, Class A, 1.04%, 11/21/35, (1 mo. LIBOR US + 0.900%)(a)(b)	1,500	1,493,696
GS Mortgage Securities Corp. Trust, Series 2019-SOHO, Class A, 1.05%, 06/15/36, (1 mo. LIBOR US + 0.900%)(a)(b)	19,046	18,881,890
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-BKWD, Class A, 1.15%, 09/15/29, (1 mo. LIBOR US + 1.000%)(a)(b)	1,911	1,874,087
KNDL Mortgage Trust, Series 2019-KNSQ, Class A, 0.95%, 05/15/36, (1 mo. LIBOR US + 0.800%)(a)(b)	8,533	8,484,996
Morgan Stanley Capital I Trust
Series 2014-CPT, Class A, 3.35%, 07/13/29 (Call 07/13/21)(a)	14,480	14,651,492
Series 2017-CLS, Class A, 0.85%, 11/15/34, (1 mo. LIBOR US + 0.700%)(a)(b)	14,512	14,476,364
Series 2018-BOP, Class A, 1.00%, 08/15/33, (1 mo. LIBOR US + 0.850%)(a)(b)	6,609	6,380,854
Series 2018-SUN, Class A, 1.30%, 07/15/35, (1 mo. LIBOR US + 0.900%)(a)(b)	19,045	18,450,074
Natixis Commercial Mortgage Securities Trust,
Series 2018-RIVA, Class A, 0.90%, 02/15/33, (1 mo. LIBOR US + 0.750%)(a)(b)	7,650	7,235,631
Rosslyn Portfolio Trust, Series 2017-ROSS, Class A, 1.94%, 06/15/33, (1 mo. LIBOR US + 0.950%)(a)(b)	2,892	2,883,154

14	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mortgage-Backed Securities (continued)
VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.81%, 12/13/29 (Call 12/13/20)(a)	$10,200	$10,193,354
Wells Fargo Commercial Mortgage Trust, Series 2017-SMP, Class A, 0.90%, 12/15/34, (1 mo. LIBOR US + 0.750%)(a)(b)	17,280	16,806,554
WFRBS Commercial Mortgage Trust
Series 2012-C6, Class AS, 3.84%, 04/15/45 (Call 02/15/22)	12,986	13,286,996
Series 2012-C8, Class AFL, 1.15%, 08/15/45, (1 mo. LIBOR US + 1.000%)(a)(b)	18,999	18,983,362

Total Collaterized Mortgage Obligations — 7.9% (Cost: $353,027,263)		349,091,689

Commercial Paper

AstraZeneca PLC, 0.09%, 11/03/20(d)	31,000	30,999,690
Boeing Co. (The), 0.79%, 11/18/20(d)	42,000	41,982,422
Intercontinental Exchange Inc., 0.58%, 09/23/21(d)	9,725	9,674,041

Total Commercial Paper — 1.9% (Cost: $82,639,198)		82,656,153

Corporate Bonds & Notes

Aerospace & Defense — 0.4%
Boeing Co. (The), 2.13%, 03/01/22 (Call 02/01/22)	10,000	10,080,828
General Dynamics Corp., 3.00%, 05/11/21	7,939	8,049,858

		18,130,686

Agriculture — 1.7%
Altria Group Inc. 2.85%, 08/09/22(e)	22,918	23,858,395
4.75%, 05/05/21	38,929	39,819,246
BAT Capital Corp., 1.16%, 08/15/22 (Call 07/15/22), (3 mo. LIBOR US + 0.880%)(b)	10,000	10,051,900

		73,729,541

Auto Manufacturers — 6.3%
American Honda Finance Corp. 1.95%, 05/20/22(e)	15,773	16,156,304
2.20%, 06/27/22(e)	6,136	6,316,440
BMW Finance NV, 2.25%, 08/12/22(a)(e)	16,350	16,832,540
BMW U.S. Capital LLC, 3.80%, 04/06/23(a)	10,000	10,746,294
Daimler Finance North America LLC
0.69%, 02/12/21, (3 mo. LIBOR US + 0.430%)(a)(b)	5,000	5,002,275
2.00%, 07/06/21(a)	10,524	10,625,569
2.20%, 10/30/21(a)(e)	20,000	20,330,107
2.55%, 08/15/22(a)(e)	10,000	10,297,484
Ford Motor Credit Co. LLC 3.34%, 03/28/22 (Call 02/28/22)(e)	10,000	9,975,000
5.88%, 08/02/21(e)	15,000	15,318,000
General Motors Financial Co. Inc.
1.53%, 06/30/22, (3 mo. LIBOR US + 1.310%)(b)	5,545	5,551,477
3.20%, 07/06/21 (Call 06/06/21)	11,895	12,055,250
3.45%, 04/10/22 (Call 02/10/22)	20,000	20,583,842
3.55%, 04/09/21(e)	10,000	10,114,379
4.20%, 03/01/21 (Call 02/01/21)(e)	10,000	10,074,800
4.20%, 11/06/21	40,000	41,212,581

Security	Par (000)	Value

Auto Manufacturers (continued)
Volkswagen Group of America Finance LLC 2.70%, 09/26/22(a)	$2,145	$2,222,466
2.90%, 05/13/22(a)(e)	50,500	52,140,919

		275,555,727

Banks — 24.3%
Australia & New Zealand Banking Group Ltd. 0.82%, 11/09/22,
(3 mo. LIBOR US + 0.580%)(a)(b)	2,000	2,014,940
4.88%, 01/12/21(a)	13,000	13,112,860
Australia & New Zealand Banking Group Ltd./New York NY, 2.70%, 11/16/20	15,000	15,012,900
Banco Santander SA, 1.34%, 04/12/23, (3 mo. LIBOR US + 1.120%)(b)	10,000	10,051,411
Bank of America Corp. 0.88%, 06/25/22 (Call 06/25/21),
(3 mo. LIBOR US + 0.650%)(b)	10,000	10,033,905
1.21%, 04/24/23 (Call 04/24/22),
(3 mo. LIBOR US + 1.000%)(b)	12,500	12,622,768
1.38%, 01/20/23 (Call 01/20/22),
(3 mo. LIBOR US + 1.160%)(b)	25,000	25,273,097
Bank of Montreal, 1.04%, 08/27/21,
(3 mo. LIBOR US + 0.790%)(b)	7,000	7,044,955
Bank of Nova Scotia (The), 0.85%, 09/19/22,
(3 mo. LIBOR US + 0.620%)(b)	10,000	10,080,780
Banque Federative du Credit Mutuel SA, 2.13%, 11/21/22(a)(e)	20,000	20,648,182
Barclays Bank PLC, 1.70%, 05/12/22 (Call 04/12/22)(e)	15,000	15,281,561
Barclays PLC, 1.71%, 02/15/23 (Call 02/15/22), (3 mo. LIBOR US + 1.430%)(b)	20,000	20,099,342
BPCE SA, 3.00%, 05/22/22(a)(e)	17,993	18,630,595
Citibank N.A., 3.17%, 02/19/22 (Call 02/19/21), (3 mo. LIBOR US + 0.530%)(b)(e)	15,000	15,124,593
Citigroup Inc.
0.91%, 10/27/22 (Call 09/27/22), (3 mo. LIBOR US + 0.690%)(b)	10,000	10,060,088
2.70%, 10/27/22 (Call 09/27/22)(e)	25,000	26,070,175
2.90%, 12/08/21 (Call 11/08/21)(e)	18,350	18,817,884
Citizens Bank N.A./Providence RI, 0.98%, 02/14/22 (Call 11/14/21),
(3 mo. LIBOR US + 0.720%)(b)(e)	30,000	30,139,260
Commonwealth Bank of Australia/New York NY, 2.40%, 11/02/20	20,000	20,000,000
Cooperatieve Rabobank UA, 1.09%, 09/26/23, (3 mo. LIBOR US + 0.860%)(a)(b)	10,000	10,123,811
Credit Suisse AG/New York NY 2.10%, 11/12/21	15,000	15,263,907
2.80%, 04/08/22(e)	5,000	5,174,654
3.00%, 10/29/21	35,450	36,400,493
Credit Suisse Group AG, 3.57%, 01/09/23 (Call 01/09/22)(a)(e)	10,000	10,330,620
Credit Suisse Group Funding Guernsey Ltd., 3.13%, 12/10/20	5,870	5,886,201
Danske Bank A/S, 2.70%, 03/02/22(a)(e)	15,000	15,435,335
Deutsche Bank AG/New York NY 1.03%, 01/22/21,
(3 mo. LIBOR US + 0.815%)(b)	5,000	4,999,889
4.25%, 02/04/21	9,905	9,983,853

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2020	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Goldman Sachs Group Inc. (The) 0.99%, 10/31/22 (Call 10/31/21),
(3 mo. LIBOR US + 0.780%)(b)	$4,000	$4,015,939
1.21%, 07/24/23 (Call 07/24/22),
(3 mo. LIBOR US + 1.000%)(b)	5,000	5,042,157
1.32%, 04/26/22 (Call 04/26/21),
(3 mo. LIBOR US + 1.110%)(b)	10,000	10,037,900
1.57%, 04/23/21 (Call 03/23/21),
(3 mo. LIBOR US + 1.360%)(b)	7,000	7,034,572
1.86%, 11/29/23,
(3 mo. LIBOR US + 1.600%)(b)	15,000	15,442,311
2.02%, 02/25/21,
(3 mo. LIBOR US + 1.770%)(b)	10,000	10,052,575
2.88%, 02/25/21 (Call 01/25/21)	25,000	25,147,912
5.25%, 07/27/21(e)	20,000	20,718,059
HSBC Holdings PLC, 4.00%, 03/30/22	8,870	9,317,178
Huntington National Bank (The), 2.50%, 08/07/22 (Call 07/07/22)	15,430	15,988,517
ING Groep NV, 1.37%, 03/29/22,
(3 mo. LIBOR US + 1.150%)(b)	3,500	3,535,805
JPMorgan Chase & Co. 1.11%, 04/25/23 (Call 04/25/22),
(3 mo. LIBOR US + 0.900%)(b)	10,000	10,078,690
2.78%, 04/25/23 (Call 04/25/22)(b)	10,000	10,344,301
Lloyds Bank PLC, 6.38%, 01/21/21(e)	9,000	9,117,267
Mitsubishi UFJ Financial Group Inc. 0.86%, 07/26/21,
(3 mo. LIBOR US + 0.650%)(b)	10,000	10,041,035
1.00%, 07/25/22,
(3 mo. LIBOR US + 0.790%)(b)	4,000	4,033,562
2.62%, 07/18/22	5,000	5,183,793
3.00%, 02/22/22(e)	5,000	5,164,613
Mizuho Financial Group Inc. 1.04%, 03/05/23,
(3 mo. LIBOR US + 0.790%)(b)	3,000	3,017,985
1.10%, 09/13/23 (Call 09/13/22),
(3 mo. LIBOR US + 0.850%)(b)	25,000	25,137,120
1.39%, 09/13/21,
(3 mo. LIBOR US + 1.140%)(b)(e)	20,000	20,176,434
Morgan Stanley 1.40%, 01/20/22 (Call 01/20/21),
(3 mo. LIBOR US + 1.180%)(b)	15,000	15,032,160
1.61%, 10/24/23 (Call 10/24/22),
(3 mo. LIBOR US + 1.400%)(b)	25,000	25,434,962
2.63%, 11/17/21	30,000	30,712,339
MUFG Americas Holdings Corp., 3.50%, 06/18/22(e)	2,885	3,027,894
Natwest Group PLC, 1.75%, 05/15/23 (Call 05/15/22), (3 mo. LIBOR US + 1.470%)(b)	9,895	9,959,813
Santander Holdings USA Inc., 4.45%, 12/03/21 (Call 11/03/21)(e)	5,000	5,193,716
Santander UK Group Holdings PLC 2.88%, 08/05/21	17,619	17,934,450
3.13%, 01/08/21	10,000	10,047,369
Skandinaviska Enskilda Banken AB 0.71%, 05/17/21,
(3 mo. LIBOR US + 0.430%)(a)(b)	10,000	10,021,314
0.89%, 12/12/22,
(3 mo. LIBOR US + 0.645%)(a)(b)	15,000	15,137,334
2.63%, 11/17/20(a)(e)	20,000	20,018,712

Security	Par (000)	Value

Banks (continued)
2.63%, 03/15/21	$9,900	$9,988,163
Standard Chartered PLC 2.74%, 09/10/22 (Call 09/10/21)(a)(b)	18,100	18,373,767
3.05%, 01/15/21(a)(e)	20,000	20,095,376
Sumitomo Mitsui Financial Group Inc., 1.03%, 10/16/23, (3 mo. LIBOR US + 0.800%)(b)(e)	4,000	4,022,939
Suncorp-Metway Ltd., 2.38%, 11/09/20(a)(e)	17,500	17,506,156
Svenska Handelsbanken AB 0.73%, 05/24/21,
(3 mo. LIBOR US + 0.470%)(b)	12,500	12,532,797
2.45%, 03/30/21(e)	14,674	14,805,686
UBS AG/London 0.73%, 12/01/20 (Call 11/02/20),
(3 mo. LIBOR US + 0.480%)(a)(b)	5,000	5,000,450
1.75%, 04/21/22 (Call 03/21/22)(a)	12,680	12,907,515
UBS Group AG 1.48%, 05/23/23 (Call 05/23/22),
(3 mo. LIBOR US + 1.220%)(a)(b)	20,000	20,211,500
3.49%, 05/23/23 (Call 05/23/22)(a)(e)	20,000	20,841,077
Wells Fargo & Co. 1.44%, 10/31/23 (Call 10/31/22),
(3 mo. LIBOR US + 1.230%)(b)	15,000	15,203,178
1.59%, 03/04/21,
(3 mo. LIBOR US + 1.340%)(b)	30,000	30,134,064
2.55%, 12/07/20	15,000	15,033,600
2.63%, 07/22/22	15,000	15,536,520
Wells Fargo Bank N.A., 0.73%, 10/22/21 (Call 09/21/21), (3 mo. LIBOR US + 0.510%)(b)	30,000	30,119,776

		1,067,178,411

Beverages — 0.6%
Keurig Dr Pepper Inc., 3.55%, 05/25/21(e)	25,000	25,447,591

Biotechnology — 0.2%
Gilead Sciences Inc., 4.50%, 04/01/21 (Call 01/01/21)(e)	8,000	8,055,342

Chemicals — 2.4%
DuPont de Nemours Inc.
0.99%, 11/15/20, (3 mo. LIBOR US + 0.710%)(b)	47,500	47,510,994
2.17%, 05/01/23	5,535	5,587,582
3.77%, 11/15/20	19,000	19,021,470
LYB International Finance III LLC, 1.23%, 10/01/23 (Call 10/01/21), (3 mo. LIBOR US + 1.000%)(b)	26,900	26,915,844
Nutrition & Biosciences Inc., 0.70%, 09/15/22(a)(e)	6,100	6,116,875
Sherwin-Williams Co. (The), 2.75%, 06/01/22 (Call 05/01/22)(e)	1,254	1,294,855

		106,447,620

Computers — 1.4%
Dell International LLC/EMC Corp., 5.45%, 06/15/23 (Call 04/15/23)(a)	25,000	27,508,423
Hewlett Packard Enterprise Co., 0.95%, 10/05/21 (Call 11/16/20), (3 mo. LIBOR US + 0.720%)(b)	20,000	20,002,620
International Business Machines Corp., 2.85%, 05/13/22(e)	15,000	15,572,691

		63,083,734

Diversified Financial Services — 4.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.50%, 05/15/21	12,000	12,213,579

16	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
5.00%, 10/01/21	$18,975	$19,525,793
Ally Financial Inc., 4.13%, 02/13/22	25,585	26,655,546
American Express Co. 0.85%, 11/05/21 (Call 10/05/21), (3 mo. LIBOR US + 0.600%)(b)	10,000	10,046,700
0.90%, 02/27/23 (Call 01/27/23), (3 mo. LIBOR US + 0.650%)(b)	4,000	4,028,045
3.40%, 02/27/23 (Call 01/27/23)	15,000	15,968,669
Capital One Bank USA N.A., 2.01%, 01/27/23 (Call 01/27/22)(b)	10,000	10,167,927
Capital One Financial Corp. 1.19%, 03/09/22 (Call 02/09/22), (3 mo. LIBOR US + 0.950%)(b)	24,635	24,849,113
3.45%, 04/30/21 (Call 03/30/21)(e)	10,000	10,128,736
GE Capital International Funding Co. Unlimited Co., 2.34%, 11/15/20	53,250	53,285,145
International Lease Finance Corp., 5.88%, 08/15/22(e)	22,625	24,142,292

		211,011,545

Electric — 1.2%
Dominion Energy Inc., Series D, 0.78%, 09/15/23 (Call 09/15/21), (3 mo. LIBOR US + 0.530%)(b)	11,575	11,604,063
NextEra Energy Capital Holdings Inc. 2.40%, 09/01/21	14,400	14,646,937
2.90%, 04/01/22(e)	13,665	14,133,236
3.30%, 08/15/22(e)	12,025	12,610,286

		52,994,522

Electronics — 0.2%
Roper Technologies Inc., 3.00%, 12/15/20 (Call 11/15/20)	8,500	8,499,150

Environmental Control — 0.2%
Republic Services Inc., 3.55%, 06/01/22 (Call 03/01/22)(e)	5,895	6,134,409

Food — 1.5%
Campbell Soup Co., 0.88%, 03/15/21, (3 mo. LIBOR US + 0.630%)(b)	15,000	15,023,768
General Mills Inc. 0.77%, 04/16/21, (3 mo. LIBOR US + 0.540%)(b)	26,636	26,679,426
2.60%, 10/12/22 (Call 09/12/22)	9,135	9,499,451
Nestle Holdings Inc., 3.10%, 09/24/21 (Call 08/24/21)(a)(e)	7,000	7,158,374
Tyson Foods Inc., 4.50%, 06/15/22 (Call 03/15/22)	7,930	8,363,845

		66,724,864

Health Care - Services — 1.1%
Anthem Inc. 2.50%, 11/21/20	25,000	25,027,424
3.13%, 05/15/22	19,425	20,221,814
Roche Holdings Inc., 1.75%, 01/28/22 (Call 12/28/21)(a)	4,600	4,673,122

		49,922,360

Insurance — 0.7%
Allstate Corp. (The), 0.65%, 03/29/21, (3 mo. LIBOR US + 0.430%)(b)	5,710	5,719,142
American International Group Inc., 3.30%, 03/01/21 (Call 02/01/21)	10,000	10,073,727

Security	Par (000)	Value

Insurance (continued)
Marsh & McLennan Companies Inc., 1.42%, 12/29/21 (Call 11/30/20), (3 mo. LIBOR US + 1.200%)(b)	$13,380	$13,391,741

		29,184,610

Lodging — 1.0%
Marriott International Inc./MD
Series N, 3.13%, 10/15/21 (Call 07/15/21)	35,000	35,483,458
Series Y, 0.85%, 12/01/20, (3 mo. LIBOR US + 0.600%)(b)	10,000	9,994,161

		45,477,619

Machinery — 0.7%
Caterpillar Financial Services Corp. 0.79%, 05/15/23,
(3 mo. LIBOR US + 0.510%)(b)(e)	10,000	10,077,324
3.15%, 09/07/21	7,536	7,715,872
Caterpillar Inc., 3.90%, 05/27/21(e)	5,678	5,796,082
John Deere Capital Corp., 0.65%, 06/07/21, (3 mo. LIBOR US + 0.400%)(b)	6,480	6,494,243

		30,083,521

Manufacturing — 0.2%
General Electric Co., 3.15%, 09/07/22	10,000	10,429,757

Media — 1.6%
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.46%, 07/23/22 (Call 05/23/22)	65,355	69,255,535

Oil & Gas — 1.5%
Marathon Petroleum Corp., 3.40%, 12/15/20 (Call 11/15/20)	16,543	16,557,485
Newfield Exploration Co., 5.75%, 01/30/22	28,049	28,245,472
Ovintiv Inc., 3.90%, 11/15/21 (Call 08/15/21)	12,358	12,386,096
Shell International Finance BV, 2.25%, 11/10/20(e)	8,139	8,142,028

		65,331,081

Oil & Gas Services — 0.2%
Halliburton Co., 3.25%, 11/15/21 (Call 08/15/21)	10,000	10,196,912

Pharmaceuticals — 6.6%
AbbVie Inc. 0.60%, 05/21/21,
(3 mo. LIBOR US + 0.350%)(a)(b)	20,000	20,019,501
2.15%, 11/19/21(a)(e)	25,000	25,449,394
3.45%, 03/15/22 (Call 01/15/22)(a)	35,000	36,234,438
4.88%, 02/15/21 (Call 11/17/20)(a)	8,945	8,960,522
Bayer U.S. Finance LLC, 3.00%, 10/08/21(a)(e)	45,000	46,036,668
Bristol-Myers Squibb Co., 2.60%, 05/16/22	20,000	20,690,859
CVS Health Corp. 2.75%, 12/01/22 (Call 09/01/22)	15,000	15,617,277
3.35%, 03/09/21(e)	20,000	20,207,800
3.50%, 07/20/22 (Call 05/20/22)	34,190	35,787,182
3.70%, 03/09/23 (Call 02/09/23)(e)	10,780	11,539,379
Evernorth Health Inc., 2.60%, 11/30/20	8,200	8,213,822
Shire Acquisitions Investments Ireland DAC, 2.40%, 09/23/21 (Call 08/23/21)(e)	18,638	18,938,454
Takeda Pharmaceutical Co. Ltd. 2.45%, 01/18/22 (Call 12/17/21)(a)	10,000	10,211,046
4.00%, 11/26/21 (Call 10/26/21)	12,435	12,863,869

		290,770,211

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2020	iShares® Short Maturity Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines — 1.8%
Kinder Morgan Energy Partners LP, 5.00%, 10/01/21 (Call 07/01/21)	$6,552	$6,740,774
Kinder Morgan Inc./DE, 5.00%, 02/15/21 (Call 01/15/21)(a)	12,000	12,104,111
Plains All American Pipeline LP/PAA Finance Corp., 5.00%, 02/01/21 (Call 11/03/20)	16,130	16,130,000
Williams Companies Inc. (The), 3.60%, 03/15/22 (Call 01/15/22)	44,174	45,671,005

		80,645,890

Semiconductors — 2.1%
Broadcom Corp./Broadcom Cayman Finance Ltd. 2.20%, 01/15/21(e)	35,000	35,113,029
2.65%, 01/15/23 (Call 12/15/22)(e)	24,660	25,645,787
Broadcom Inc., 3.13%, 04/15/21(e)	30,800	31,083,507

		91,842,323

Software — 0.3%
Oracle Corp., 1.90%, 09/15/21 (Call 08/15/21)(e)	12,637	12,795,663

Telecommunications — 0.5%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 03/20/23(a)	2,326	2,347,290
Vodafone Group PLC, 1.22%, 01/16/24,
(3 mo. LIBOR US + 0.990%)(b)	20,000	20,202,059

		22,549,349

Transportation — 0.3%
Ryder System Inc., 2.80%, 03/01/22 (Call 02/01/22)	5,000	5,139,486
Union Pacific Corp., 3.20%, 06/08/21	7,210	7,330,739

		12,470,225

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., 4.88%, 07/11/22(a)(e)	4,901	5,249,776

Total Corporate Bonds & Notes — 63.9% (Cost: $2,790,707,331)		2,809,197,974

Security	Par/ Shares (000)	Value

Foreign Government Obligations

Japan — 2.0%
Japan Treasury Discount Bill 0.00% 12/21/20(f)	JPY 9,200,000	$88,016,002

Total Foreign Government Obligations — 2.0% (Cost: $87,396,796)		88,016,002

Money Market Funds
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.20%(g)(h)(i)	27,218	27,236,958
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.04%(g)(h)	66,830	66,830,000

Total Money Market Funds — 2.1% (Cost: $94,055,663)		94,066,958

Total Investments in Securities — 100.1% (Cost: $4,389,763,255)		4,404,104,809

Other Assets, Less Liabilities — (0.1)%		(6,355,306)

Net Assets — 100.0%		$4,397,749,503

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Rates are discount rates or a range of discount rates at the time of purchase.
(e)	All or a portion of this security is on loan.
(f)	Zero-coupon bond.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20 (000)	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$25,607,739	$1,635,041	(a)	$—		$(4,706)	$(1,116)	$27,236,958	27,218	$198,514	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	114,910,000	—		(48,080,000	)(a)	—	—	66,830,000	66,830	2,714,346		—

						$(4,706)	$(1,116)	$94,066,958		$2,912,860		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

18	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® Short Maturity Bond ETF

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	87,391,829	JPY	9,200,000,000	GS	12/21/20	$ (673,697)

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Foreign Currency Exchange Contracts

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$673,697

For the year ended October 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Foreign Currency Exchange Contracts

Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$(887,970)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$(673,697)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts sold — in USD	$48,273,497

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments:
Forward foreign currency exchange contracts	$—	$673,697

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	673,697
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	—	673,697

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Liabilities	(b)

Goldman Sachs & Co.	$673,697	$ —		$673,697

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2020	iShares® Short Maturity Bond ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Asset-Backed Securities	$—	$884,961,004	$16,811,300	$901,772,304
Certificates of Deposit	—	79,303,729	—	79,303,729
Collaterized Mortgage Obligations	—	349,091,689	—	349,091,689
Commercial Paper	—	82,656,153	—	82,656,153
Corporate Bonds & Notes	—	2,809,197,974	—	2,809,197,974
Foreign Government Obligations	—	88,016,002	—	88,016,002
Money Market Funds	94,066,958	—	—	94,066,958

	$94,066,958	$4,293,226,551	$16,811,300	$4,404,104,809

Derivative financial instruments(a)
Liabilities
Forward Foreign Currency Exchange Contracts	$—	$(673,697)	$—	$(673,697)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

20	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2020	iShares® Short Maturity Municipal Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Debt Obligations

Alabama — 3.2%
Black Belt Energy Gas District RB 4.00%, 06/01/21	$835	$850,130
4.00%, 07/01/46 (Put 06/01/21)(a)	2,400	2,442,192
4.00%, 08/01/47 (Put 07/01/22)(a)	4,000	4,214,840
Lower Alabama Gas District (The) RB, 4.00%, 12/01/21	200	206,714
Southeast Alabama Gas Supply District (The) RB, 4.00%, 06/01/22	1,500	1,573,680

		9,287,556

Alaska — 0.3%
Alaska Municipal Bond Bank Authority RB 5.00%, 12/01/20	425	426,449
5.00%, 12/01/21	400	418,796

		845,245

Arizona — 0.2%
Glendale Union High School District No. 205 GO, 5.00%, 07/01/21	500	515,335

California — 2.5%
California County Tobacco Securitization Agency RB 3.00%, 06/01/21	500	507,580
3.00%, 06/01/21	300	304,665
4.00%, 06/01/22	545	575,466
Metropolitan Water District of Southern California RB, 0.37%, 07/01/47 (Put 06/21/21)(b)	6,000	5,997,192

		7,384,903

Colorado — 0.1%
City & County of Denver Co. Airport System Revenue RB,
Series A, 5.00%, 11/15/23	250	284,090

Connecticut — 2.8%
State of Connecticut GO 3.00%, 06/01/21	920	934,278
3.00%, 06/01/22	900	937,656
5.00%, 06/01/21	670	688,124
5.00%, 07/15/22	900	970,983
Series C, VRDN, 0.21%, 05/15/34 (Put 11/06/20)(a)	2,120	2,120,000
State of Connecticut Special Tax Revenue RB, Series A, 5.00%, 09/01/21	2,000	2,077,420
State of Connecticut Special Tax Revenue ST 4.00%, 05/01/21	165	168,013
5.00%, 05/01/22	200	213,886

		8,110,360

District of Columbia — 2.9%
District of Columbia RB, 0.17%, 04/01/38 (Put 11/06/20)(a)	2,800	2,800,000
Tender Option Bond Trust Receipts/Certificates RB, 0.17%, 10/01/53 (Put 11/06/20)(a)(c)	5,545	5,545,000

		8,345,000

Florida — 1.6%
Alachua County Health Facilities Authority RB 5.00%, 12/01/20	645	647,263
5.00%, 12/01/21	390	408,864
County of Osceola FL Transportation Revenue RB, 5.00%, 10/01/21	300	309,324
County of Palm Beach FL RB, 0.12%, 07/01/32
(Put 11/06/20)(a)	2,800	2,800,000

Security	Par (000)	Value

Florida (continued)
Tender Option Bond Trust Receipts/Certificates RB, 0.16%, 07/01/49 (Put 11/06/20)(a)(c)	$500	$500,000

		4,665,451

Georgia — 9.7%
Atlanta Urban Residential Finance Authority RB, 1.36%, 12/01/22 (Put 12/01/21)(a)	2,000	2,018,580
Bartow County Development Authority RB, 1.55%, 08/01/43 (Put 08/19/22)(a)	2,000	2,025,680
Burke County Development Authority RB, 2.25%, 10/01/32 (Put 05/25/23)(a)	2,000	2,070,840
Main Street Natural Gas Inc. RB 0.93%, 08/01/48 (Put 12/01/23)(b)	5,000	4,985,090
VRDN, 4.00%, 04/01/48 (Put 09/01/23)(a)	5,685	6,196,536
5.00%, 05/15/21	1,000	1,019,840
5.00%, 09/01/21	300	309,201
Monroe County Development Authority RB, 0.16%, 06/01/49 (Put 10/30/20)(a)	3,700	3,700,000
Municipal Electric Authority of Georgia RB
VRDN, 0.11%, 01/01/48 (Put 11/06/20)(a)	1,000	1,000,000
5.00%, 01/01/22	3,000	3,151,050
Tender Option Bond Trust Receipts/Certificates RB, 0.17%, 01/01/44 (Put 11/06/20) (AGM)(a)(c)	1,700	1,700,000

		28,176,817

Illinois — 2.4%
Illinois Development Finance Authority RB
VRDN, 0.13%, 02/01/33 (Put 11/06/20)(a)	2,000	2,000,000
VRDN, 0.14%, 06/01/29 (Put 11/06/20)(a)	1,100	1,100,000
Tender Option Bond Trust Receipts/Certificates GO, 0.18%, 03/01/33 (Put 11/06/20)(a)(c)	4,000	4,000,000

		7,100,000

Indiana — 2.6%
City of Rockport IN RB, Series B, 1.35%, 07/01/25
(Put 09/01/22)(a)	2,250	2,280,442
Indianapolis Local Public Improvement Bond Bank RB, 1.45%, 06/01/21 (Call 11/30/20)	5,190	5,194,308

		7,474,750

Iowa — 2.4%
Iowa Finance Authority RB, 0.32%, 04/01/22 (Put 11/06/20)(a)	6,905	6,905,000

Kansas — 2.4%
City of Burlington KS RB
VRDN, 0.24%, 09/01/35 (Put 11/06/20)(a)	4,000	4,000,000
VRDN, 0.24%, 09/01/35 (Put 11/06/20)(a)	3,000	3,000,000

		7,000,000

Kentucky — 2.2%
City of Owensboro KY Electric Light & Power System Revenue RB, 5.00%, 01/01/21	1,550	1,560,943
Kentucky Public Energy Authority RB 4.00%, 12/01/20	1,070	1,072,643
4.00%, 06/01/21	1,060	1,079,419
4.00%, 08/01/21	300	307,068
Kentucky State Property & Building Commission RB 5.00%, 11/01/22	1,000	1,085,210
Series D, 5.00%, 05/01/21	600	613,152
Kentucky Turnpike Authority RB, 5.00%, 07/01/21	250	256,838
Tender Option Bond Trust Receipts/Certificates RB, Series 2018, 0.15%, 12/01/41 (Put 11/06/20) (AGM)(a)(c)	500	500,000

		6,475,273

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2020	iShares® Short Maturity Municipal Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana — 0.8%
Consolidated Govt of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax RB 5.00%, 08/01/21	$865	$893,432
5.00%, 08/01/22 (AGM)	465	501,619
Louisiana Offshore Terminal Authority RB, 1.65%, 09/01/27 (Put 12/01/23)(a)	400	405,280
Louisiana Public Facilities Authority RB, 5.00%, 05/15/21	400	409,252

		2,209,583

Maryland — 0.2%
Maryland Health & Higher Educational Facilities Authority RB, 5.00%, 04/15/21	450	459,014

Massachusetts — 2.6%
City of Worcester MA GO, 2.00%, 02/16/21	4,800	4,823,568
Massachusetts Development Finance Agency RB, 5.00%, 07/01/21	975	1,001,296
Town of Truro MA GO, 2.00%, 06/11/21	1,700	1,716,864
University of Massachusetts Building Authority RB, 0.10%, 11/01/34 (Put 11/06/20)(a)	100	100,000

		7,641,728

Michigan — 1.3%
Michigan Finance Authority RB 4.00%, 06/01/22	1,000	1,057,720
5.00%, 11/01/22 (ST INTERCEPT)	240	260,577
5.00%, 12/01/22	1,390	1,522,926
Wayne-Westland Community Schools GO 4.00%, 05/01/21 (Q-SBLF)	175	178,110
4.00%, 11/01/21 (Q-SBLF)	780	807,721

		3,827,054

Missouri — 0.8%
City of Washington MO COP, 5.00%, 03/01/22	350	369,814
RBC Municipal Products Inc. Trust RB, 0.19%, 09/01/39 (Put 11/06/20)(a)(c)	2,000	2,000,000

		2,369,814

Nebraska — 0.8%
Central Plains Energy Project RB 4.00%, 02/01/21	250	252,118
4.00%, 08/01/21	750	769,290
VRDN, 5.00%, 03/01/50 (Put 01/01/24)(a)	1,000	1,123,040
Douglas County Hospital Authority No. 2 RB, 5.00%, 11/15/21	120	125,557

		2,270,005

New Jersey — 20.7%
City of Jersey City NJ GO, 2.00%, 06/17/21	8,000	8,086,320
County of Mercer NJ GO, 2.00%, 06/10/21	3,000	3,030,810
Garden State Preservation Trust RB, 5.00%, 11/01/20	1,690	1,690,000
Jersey City Municipal Utilities Authority RB, 3.00%, 07/01/22	4,000	4,163,880
New Jersey Economic Development Authority RB 5.00%, 03/01/21 , (ETM)	340	345,321
5.00%, 06/15/21	4,250	4,334,830
5.00%, 06/15/21	1,500	1,538,790
5.00%, 06/15/22	2,000	2,128,600
5.50%, 09/01/21 (Call 03/01/21)	675	685,456
Series A, 4.00%, 07/01/22	2,000	2,082,500
Series K, 5.25%, 12/15/20 (AMBAC)	2,250	2,261,745
Series NN, 5.00%, 03/01/21	875	887,127
Series NN, 5.00%, 03/01/22	3,200	3,371,904
Series UU, 5.00%, 06/15/23	1,440	1,579,032
Series XX, 5.00%, 06/15/21 (SAP)	1,145	1,174,610

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority RB 5.25%, 12/15/20 (AGM)	$500	$502,375
Series A, 5.00%, 06/15/21	500	512,425
Series A, 5.50%, 12/15/21	425	446,794
Series A, 5.50%, 12/15/23	155	174,394
Series B, 5.25%, 12/15/22 (AMBAC)	500	543,325
Series B, 5.50%, 12/15/20 (NPFGC)	155	155,856
Series B, 5.50%, 12/15/21 (NPFGC)	1,975	2,076,278
Series D, 5.00%, 12/15/23	345	382,922
Tobacco Settlement Financing Corp. RB 5.00%, 06/01/21	5,000	5,128,700
5.00%, 06/01/22	3,000	3,207,960
Township of Cranford NJ GO, 1.50%, 06/25/21	1,800	1,812,654
Township of Maplewood NJ GO, 1.50%, 07/30/21	3,100	3,121,793
Township of Teaneck NJ GO, 1.50%, 06/25/21	1,800	1,811,358
Township of West Orange/NJ GO, 1.50%, 07/30/21	1,800	1,815,930
Township of Woolwich NJ GO, 1.50%, 06/03/21	1,200	1,205,244

		60,258,933

New Mexico — 0.2%
New Mexico Municipal Energy Acquisition Authority RB, 4.00%, 05/01/22	600	630,930

New York — 14.5%
Albany Industrial Development Agency RB, 0.26%, 07/01/32 (Put 11/06/20)(a)	1,000	1,000,000
Amherst Development Corp. RB, Series A, 0.18%, 02/01/35 (Put 11/06/20)(a)	1,745	1,745,000
Arlington Central School District GO, 1.50%, 06/29/21	1,857	1,868,736
Carmel Central School District GO, 1.50%, 06/17/21 (SAW)	2,500	2,517,100
City of New York NY GO
VRDN, 0.13%, 08/01/44 (Put 10/30/20)(a)	1,500	1,500,000
VRDN, 0.11%, 06/01/44 (Put 10/30/20)(a)	7,900	7,900,000
County of Monroe NY GOL, 4.00%, 06/01/21	1,000	1,022,710
Monroe County Industrial Development Corp./NY RB, 5.00%, 12/01/21	575	599,892
New York City Water & Sewer System RB, 0.11%, 06/15/50 (Put 10/30/20)(a)	8,000	8,000,000
New York State Dormitory Authority RB, 5.00%, 03/31/21	3,400	3,466,266
Port Authority of New York & New Jersey RB
(3.75)%, 11/12/20	5,000	5,000,066
(0.42)%, 12/21/20	1,025	1,024,927
South Colonie Central School District GO, 1.50%, 07/09/21 (SAW)	1,200	1,207,968
Tender Option Bond Trust Receipts/Certificates GO, 0.16%, 09/01/26 (Put 11/06/20)(a)(c)	2,195	2,195,000
Tender Option Bond Trust Receipts/Certificates RB, 0.15%, 07/01/50 (Put 11/06/20)(a)(c)	2,000	2,000,000
Warwick Valley Central School District GO, 1.25%, 06/30/21 (SAW)	1,300	1,306,227

		42,353,892

North Carolina — 0.4%
City of Raleigh NC COP, 0.11%, 02/01/34 (Put 11/06/20)(a)	500	500,000
North Carolina Turnpike Authority RB 5.00%, 01/01/21	425	427,860
5.00%, 01/01/22	215	225,359

		1,153,219

Ohio — 3.8%
City of Berea OH GOL, 2.00%, 03/11/21	1,500	1,507,905

22	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® Short Maturity Municipal Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
City of Cleveland OH GOL 2.00%, 12/01/21	$300	$304,950
2.00%, 12/01/22	300	309,309
City of North Olmsted OH GOL, 2.00%, 03/10/21	1,000	1,005,240
County of Allen OH Hospital Facilities Revenue RB, 5.00%, 12/01/20	1,500	1,505,205
County of Franklin OH RB, 0.11%, 11/15/41 (Put 11/06/20)(a)	2,000	2,000,000
Lancaster Port Authority RB, 5.00%, 02/01/21	300	303,300
State of Ohio RB, 0.25%, 11/01/35 (Put 12/01/20)(a)	4,000	4,000,000

		10,935,909

Pennsylvania — 7.2%
Allegheny County Hospital Development Authority RB, 5.00%, 04/01/22	2,000	2,120,500
Boyertown Area School District GOL, 2.00%, 09/01/21 (SAW)	400	404,744
City of Philadelphia PA RB, 4.00%, 06/30/21	3,000	3,072,540
Connellsville Area School District GOL 4.00%, 08/15/21 (BAM SAW)	500	513,280
4.00%, 08/15/22 (BAM SAW)	500	529,705
DuBois Area School District GOL, 3.00%, 11/01/21 (BAM SAW)	175	179,590
Geisinger Authority RB, 5.00%, 04/01/22	2,000	2,124,860
Muhlenberg School District GOL 1.00%, 05/15/21 (SAW)	1,000	1,003,570
4.00%, 05/15/22 (SAW)	700	738,850
Palmyra Area School District GOL, 4.00%, 04/01/21 (SAW)	900	913,707
Pennsylvania Economic Development Financing Authority RB 2.15%, 11/01/21	1,000	1,015,180
5.00%, 04/15/21	425	433,568
Pennsylvania Housing Finance Agency RB 5.00%, 10/01/21	300	312,021
5.00%, 10/01/22	380	411,555
Philadelphia Gas Works Co. RB 5.00%, 08/01/21	1,000	1,034,190
5.00%, 08/01/22	1,315	1,418,951
Phoenixville Area School District GOL, 2.00%, 11/15/20 (SAW)	700	700,385
Pottstown School District GOL, 1.00%, 06/06/21 (BAM SAW)	250	250,975
School District of Philadelphia (The) GO, 4.00%, 06/30/21	3,000	3,072,240
Southeastern Pennsylvania Transportation Authority RB 5.00%, 06/01/21	250	256,710
5.00%, 06/01/22	360	386,107

		20,893,228

Puerto Rico — 1.1%
Puerto Rico Housing Finance Authority RB, 5.00%, 12/01/22	3,000	3,267,450

South Carolina — 0.3%
South Carolina Public Service Authority RB, 0.23%, 01/01/36 (Put 11/06/20)(a)	1,000	1,000,000

Texas — 8.1%
Harris County Cultural Education Facilities Finance Corp. RB, 5.00%, 06/01/32 (Put 12/01/22)(a)	4,000	4,371,320
Harris County Health Facilities Development Corp. RB, 0.10%, 12/01/41 (Put 10/30/20)(a)	1,300	1,300,000

Security	Par/ Shares (000)	Value

Texas (continued)
Port of Arthur Navigation District Industrial Development Corp. RB
VRDN, 0.17%, 03/01/42 (Put 11/06/20)(a)	$6,000	$6,000,000
VRDN, 0.17%, 06/01/41 (Put 11/06/20)(a)	2,000	2,000,000
RBC Municipal Products Inc. Trust, 0.15%, 09/08/21 (Put 11/06/20)(a)(c)	3,000	3,000,000
State of Texas GO
VRDN, 0.15%, 06/01/44 (Put 11/06/20)(a)	420	420,000
VRDN, 0.15%, 06/01/45 (Put 11/06/20)(a)	3,000	3,000,000
Tender Option Bond Trust Receipts/Certificates RB, 0.22%, 06/15/27 (Put 11/06/20)(a)(c)	1,500	1,500,000
University of Texas, 0.43%, 02/19/21	2,000	2,001,408

		23,592,728

Washington — 3.6%
County of King WA GOL, 0.11%, 01/01/46 (Put 10/30/20)(a)	10,000	10,000,000
King County Housing Authority RB 3.00%, 06/01/21	365	369,792
3.00%, 06/01/22	250	258,778

		10,628,570

Wisconsin — 0.4%
Public Finance Authority RB 5.00%, 01/01/21	220	221,436
5.00%, 01/01/22	200	209,318
5.00%, 06/01/22	175	187,364
Wisconsin Health & Educational Facilities Authority RB, 5.00%, 10/01/21	400	415,180

		1,033,298

Total Municipal Debt Obligations — 102.1% (Cost $296,290,567)		297,095,135

Money Market Funds

BlackRock Liquidity Funds: MuniCash, 0.01%(d)(e)	118	117,575

Total Money Market Funds — 0.0% (Cost: $117,576)		117,575

Total Investments in Securities — 102.1% (Cost: $296,408,143)		297,212,710

Other Assets, Less Liabilities — (2.1)%		(6,121,846)

Net Assets — 100.0%		$291,090,864

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2020	iShares® Short Maturity Municipal Bond ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20 (000)	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds: MuniCash	$60,272	$58,068	(a)	$—	$(765)	$—	$117,575	118	$40,202	$—

(a)	Represents net amount purchased (sold).

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Municipal Debt Obligations	$—	$297,095,135	$—	$297,095,135
Money Market Funds	117,575	—	—	117,575

	$117,575	$297,095,135	$—	$297,212,710

See notes to financial statements.

24	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2020	iShares® Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Asset-Backed Securities
CarMax Auto Owner Trust
Series 2019-1, Class A2A, 3.02%, 07/15/22	$193	$193,177
Series 2020-1, Class A2, 1.87%, 04/17/23	2,635	2,656,112
Series 2020-3, Class A2A, 0.49%, 06/15/23	6,470	6,478,707
Series 2020-3, Class A2B, 0.40%, 06/15/23, (1 mo. LIBOR US + 0.250%)(a)	1,830	1,831,601
Series 20-4, Class A2A, 0.31%, 01/16/24	14,100	14,098,081
CNH Equipment Trust, Series 2019-A, Class A2, 2.96%, 05/16/22	360	360,605
Ford Credit Auto Lease Trust, Series 2020-B, Class A2A, 0.50%, 12/15/22	23,750	23,778,296
Ford Credit Auto Owner Trust, Series 2020-B, Class A2, 0.50%, 02/15/23	7,260	7,267,601
Honda Auto Receivables Owner Trust
Series 2019-1, Class A, 2.75%, 09/20/21	915	916,747
Series 2020-2, Class A2, 0.74%, 11/15/22	4,760	4,773,125
Series 20-3, Class A2, 0.27%, 02/21/23	11,990	11,993,512

Total Asset-Backed Securities — 1.5% (Cost: $74,263,676)		74,347,564

Certificates of Deposit
Banco Santander SA/New York
0.41%, 02/11/21, (3 mo. LIBOR US + 0.160%)(a)	4,500	4,500,749
0.98%, 01/29/21, (3 mo. LIBOR US + 0.140%)(a)	6,000	6,001,304
Bank of America N.A., 0.28%, 10/01/21(a)	8,750	8,749,999
Bank of Montreal/Chicago IL
0.29%, 08/10/21, (3 mo. LIBOR US + 0.050%)(a)	28,000	28,006,455
0.29%, 10/06/21, (3 mo. LIBOR US + 0.040%)(a)	22,000	22,002,035
0.36%, 02/12/21, (3 mo. LIBOR US + 0.100%)(a)	7,700	7,702,540
1.25%, 01/11/21	15,000	15,032,588
Bank of Nova Scotia/Houston, 0.36%, 08/23/21, (3 mo. LIBOR US + 0.100%)(a)	15,000	15,009,654
Barclays Bank PLC 0.45%, 03/15/21	10,000	10,009,014
0.58%, 02/19/21, (3 mo. LIBOR US + 0.420%)(a)	9,000	9,008,001
0.60%, 12/15/20	8,000	8,004,852
0.70%, 02/01/21	15,000	15,025,401
1.25%, 03/03/21	7,000	7,025,186
2.01%, 12/08/20	9,000	9,018,376
Bayerische Landesbank/New York 0.25%, 02/19/21	10,000	10,001,303
0.40%, 01/28/21, (3 mo. LIBOR US + 0.180%)(a)	13,800	13,797,694
0.72%, 02/03/22, (3 mo. LIBOR US + 0.470%)(a)	20,000	20,030,005
BNP Paribas SA/New York NY, 0.50%, 02/01/21, (3 mo. LIBOR US + 0.250%)(a)	17,000	17,011,894
Canadian Imperial Bank of Commerce/New York NY
0.23%, 11/08/21, (3 mo. LIBOR US + 0.050%)(a)	10,000	10,000,000
0.35%, 07/23/21, (3 mo. LIBOR US + 0.140%)(a)	13,000	13,012,192
0.39%, 01/04/21, (1 mo. LIBOR US + 0.250%)(a)	10,000	10,005,136
0.41%, 08/06/21, (3 mo. LIBOR US + 0.160%)(a)	3,500	3,503,711
0.41%, 08/06/21, (3 mo. LIBOR US + 0.160%)(a)	10,000	10,010,604
Citibank N.A., 0.25%, 09/08/21	1,000	1,000,017
Cooperatieve Rabobank UA/NY, 0.27%, 10/20/21, (3 mo. LIBOR US + 0.050%)(a)	17,000	16,999,999
Credit Agricole Corporate and Investment Bank/New York
0.45%, 07/15/21, (3 mo. LIBOR US + 0.210%)(a)	7,000	7,008,352
0.49%, 01/11/21, (3 mo. LIBOR US + 0.270%)(a)	3,000	3,001,782
0.49%, 11/15/21, (SOFRRATE + 0.400%)(a)	6,500	6,504,072
0.72%, 09/09/21, (3 mo. LIBOR US + 0.480%)(a)	12,425	12,464,997

Security	Par (000)	Value
0.83%, 01/14/21, (3 mo. LIBOR US + 0.600%)(a)	$3,145	$3,148,969
Credit Industriel et Commercial/New York 0.30%, 04/20/21, (3 mo. LIBOR US + 0.090%)(a)	13,000	13,005,455
0.40%, 02/26/21	8,000	8,006,336
0.41%, 06/09/21, (3 mo. LIBOR US + 0.170%)(a)	5,000	5,004,795
0.41%, 06/18/21, (3 mo. LIBOR US + 0.180%)(a)	10,000	10,010,708
0.90%, 01/21/21	8,000	8,014,075
1.94%, 01/08/21(b)	8,000	7,998,429
Credit Suisse AG/New York NY 0.34%, 11/01/21	20,000	20,003,848
0.39%, 11/16/21, (SOFRRATE + 0.300%)(a)	8,000	8,000,251
0.44%, 08/03/21, (SOFRRATE + 0.350%)(a)	10,000	10,011,591
0.45%, 12/30/20, (3 mo. LIBOR US + 0.230%)(a)	5,000	5,001,661
0.50%, 04/01/21	10,000	10,012,253
1.48%, 12/11/20, (3 mo. LIBOR US + 0.160%)(a)	3,000	3,000,443
1.97%, 11/20/20	3,000	3,003,183
DNB Bank ASA/New York, 0.44%, 07/19/21, (3 mo. LIBOR US + 0.220%)(a)	13,000	13,013,901
DZ Bank AG Deutsche Zentral-Genossenschaftsbank/New York, 0.48%, 02/17/22, (3 mo. LIBOR US + 0.200%)(a)	27,000	26,948,024
Goldman Sachs Bank USA/New York NY, 1.98%, 02/26/21, (SOFRRATE + 0.430%)(a)	4,000	4,004,492
HSBC Bank USA N.A., 0.36%, 02/04/21, (3 mo. LIBOR US + 0.110%)(a)	9,000	9,002,046
Kookmin Bank/New York 0.52%, 10/22/21, (3 mo. LIBOR US + 0.300%)(a)	7,500	7,502,180
0.56%, 09/07/21, (3 mo. LIBOR US + 0.320%)(a)	9,000	9,004,546
0.64%, 02/17/21, (3 mo. LIBOR US + 0.370%)(a)	30,000	30,014,714
0.72%, 07/22/21, (3 mo. LIBOR US + 0.500%)(a)	10,000	10,019,532
Korea Development Bank/New York, 0.60%, 07/14/21,
(3 mo. LIBOR US + 0.370%)(a)	13,500	13,502,825
Landesbank Baden-Wuerttemberg 0.25%, 02/16/21	7,000	7,000,359
0.27%, 01/11/21	30,000	30,003,701
Lloyds Bank Corporate Markets PLC/New York NY 0.35%, 09/15/21, (3 mo. LIBOR US + 0.100%)(a)	10,000	9,998,269
0.56%, 04/27/21	8,000	8,011,536
0.74%, 04/26/21, (3 mo. LIBOR US + 0.520%)(a)	16,000	16,036,310
0.77%, 07/19/21, (3 mo. LIBOR US + 0.550%)(a)	4,000	4,013,116
1.93%, 01/06/21	3,500	3,511,445
2.03%, 12/18/20	5,500	5,513,967
Mitsubishi UFJ Trust & Banking Corp. 0.25%, 03/12/21	7,000	7,001,059
0.26%, 05/10/21	12,000	12,000,831
0.29%, 02/18/21, (1 mo. LIBOR US + 0.140%)(a)	9,000	9,001,205
0.43%, 01/27/21	12,000	12,008,267
Mizuho Bank Ltd./New York NY 0.31%, 02/01/21, (1 mo. LIBOR US + 0.160%)(a)	11,000	11,001,995
0.33%, 10/29/21	10,000	10,001,004
0.34%, 12/18/20, (3 mo. LIBOR US + 0.110%)(a)	10,000	10,001,749
0.34%, 08/16/21	6,000	6,002,459
0.72%, 01/25/21, (3 mo. LIBOR US + 0.500%)(a)	2,000	2,002,166
0.73%, 07/16/21, (3 mo. LIBOR US + 0.500%)(a)	3,000	3,007,424
Morgan Stanley Bank N.A. 0.38%, 08/25/21, (SOFRRATE + 0.300%)(a)	15,000	15,006,049
2.32%, 02/19/21(a)	4,400	4,405,557
National Westminster Bank PLC, 0.00%, 03/26/21	23,000	22,975,139
Natixis SA/New York NY, 1.93%, 11/12/20	6,000	6,003,956
Nordea Bank Abp/New York NY 0.37%, 02/28/22, (3 mo. LIBOR US + 0.120%)(a)	14,500	14,503,832
0.48%, 01/07/22, (3 mo. LIBOR US + 0.260%)(a)	6,500	6,513,016

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2020	iShares® Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value
0.54%, 02/05/21, (3 mo. LIBOR US + 0.290%)(a)	$9,848	$9,856,301
1.12%, 01/28/22, (3 mo. LIBOR US + 0.230%)(a)	10,000	10,016,067
Royal Bank of Canada/New York NY 0.28%, 10/08/21, (3 mo. LIBOR US + 0.050%)(a)	26,000	25,999,999
0.43%, 07/26/21	20,000	20,053,100
0.66%, 04/23/21, (3 mo. LIBOR US + 0.450%)(a)	8,000	8,017,466
Standard Chartered Bank/New York 0.30%, 02/12/21	45,000	45,012,444
0.30%, 05/14/21	10,000	9,999,183
0.32%, 04/28/21, (3 mo. LIBOR US + 0.100%)(a)	8,000	8,000,000
0.40%, 08/24/21, (3 mo. LIBOR US + 0.150%)(a)	10,750	10,754,337
0.43%, 08/27/21(b)	8,000	7,979,850
Sumitomo Mitsui Banking Corp./New York 0.32%, 01/15/21, (3 mo. LIBOR US + 0.080%)(a)	10,000	10,002,026
0.57%, 07/12/21, (3 mo. LIBOR US + 0.350%)(a)	5,000	5,008,320
0.59%, 04/06/21, (3 mo. LIBOR US + 0.355%)(a)	6,476	6,484,718
0.60%, 10/12/21, (3 mo. LIBOR US + 0.380%)(a)	3,000	3,005,117
0.60%, 11/05/21, (3 mo. LIBOR US + 0.350%)(a)	8,500	8,508,522
0.61%, 11/12/21, (3 mo. LIBOR US + 0.350%)(a)	5,000	5,005,109
0.62%, 11/05/21, (3 mo. LIBOR US + 0.370%)(a)	2,000	2,002,406
0.65%, 02/12/21, (3 mo. LIBOR US + 0.390%)(a)	14,474	14,489,912
0.69%, 09/10/21, (3 mo. LIBOR US + 0.440%)(a)	5,000	5,010,209
0.70%, 07/15/22	10,000	10,006,621
Sumitomo Mitsui Trust Bank Ltd./New York 0.34%, 12/22/20, (3 mo. LIBOR US + 0.110%)(a)	25,000	25,004,760
0.43%, 11/12/20	7,000	7,000,808
Sumitomo Mitsui Trust Bank Ltd./New York, 0.21%, 11/16/20	5,000	5,000,236
Svenska Handelsbanken/New York NY 0.28%, 10/15/21, (3 mo. LIBOR US + 0.050%)(a)	10,000	10,000,000
0.35%, 06/16/21, (3 mo. LIBOR US + 0.110%)(a)	10,000	10,006,807
0.39%, 01/04/21, (1 mo. LIBOR US + 0.250%)(a)	10,000	10,004,219
1.63%, 01/06/22, (3 mo. LIBOR US + 0.260%)(a)	14,500	14,522,145
Swedbank AB/New York, 0.27%, 10/20/21, (3 mo. LIBOR US + 0.050%)(a)	10,000	10,000,000
Toronto-Dominion Bank/NY
0.30%, 10/08/21 (Call 07/08/21), (3 mo. LIBOR US + 0.700%)(a)	15,000	14,999,999
0.32%, 08/24/21, (3 mo. LIBOR US + 0.100%)(a)	10,000	10,007,266
0.40%, 08/16/21	8,000	8,011,157
0.43%, 07/28/21	20,000	20,031,338
0.43%, 08/03/21	13,000	13,020,700
0.62%, 04/26/21, (3 mo. LIBOR US + 0.400%)(a)	5,000	5,010,143
1.13%, 04/14/21	10,000	10,042,554
UBS AG/Stamford CT 1.38%, 04/16/21	10,000	10,053,434
1.55%, 01/06/21	15,000	15,039,532
Westpac Banking Corp./NY, 0.39%, 12/09/20, (3 mo. LIBOR US + 0.150%)(a)	12,000	12,002,158

Total Certificates of Deposit — 24.9% (Cost: $1,226,189,138)		1,227,175,543

Commercial Paper

American Electric Power Co. Inc., 0.16%, 11/16/20(b)	4,000	3,999,669
American Honda Finance Corp. 0.30%, 01/21/21(b)	6,500	6,496,628
0.39%, 11/24/20(b)	18,800	18,797,650
0.41%, 11/23/20(b)	10,000	9,998,827

Security	Par (000)	Value
ANZ New Zealand Int’l Ltd./London, 0.30%, 08/26/21, (3 mo. LIBOR US + 0.090%)(a)(c)	$10,000	$10,005,088
AT&T Inc., 0.22%, 12/10/20(b)	14,500	14,495,095
Avangrid Inc. 0.29%, 01/04/21(b)	14,643	14,637,255
0.29%, 01/05/21(b)(c)	4,855	4,853,057
0.30%, 02/04/21(b)	20,000	19,987,121
Barclays Bank PLC, 1.85%, 01/28/21(b)	15,000	14,991,750
BASF SE, 0.22%, 12/29/20(b)	25,000	24,993,333
Bedford Row Funding Corp., 1.16%, 04/12/21(b)	10,000	9,992,028
Bennington Stark Capital Co. LLC, 0.16%, 11/05/20(b)	10,400	10,399,792
BPCE SA 0.12%, 12/01/20(b)	8,000	7,999,168
0.30%, 05/13/21(b)	10,000	9,986,188
0.40%, 06/16/21(b)	5,000	4,991,762
0.47%, 07/01/21(b)	10,000	9,982,174
2.04%, 12/23/20(b)	8,000	7,998,332
Brookfield Renewable Partners LP 0.34%, 12/01/20(b)	12,750	12,747,835
0.34%, 12/08/20(b)	3,500	3,499,257
0.36%, 12/15/20(b)	13,400	13,396,558
0.38%, 12/10/20(b)	9,000	8,997,981
Caisse d’Amortissement de la Dette Sociale 0.37%, 07/23/21(b)	5,000	4,987,505
0.48%, 06/15/21(b)	15,000	14,980,810
Canadian Imperial Bank of Commerce, 0.32%, 08/03/21, (3 mo. LIBOR US + 0.070%)(a)(c)	20,000	20,007,547
Coca-Cola Co., 1.63%, 02/11/21(b)	5,000	4,998,816
DBS Bank Ltd., 0.40%, 04/01/21(b)	17,000	16,986,851
Dominion Resources 0.17%, 11/03/20(b)	30,400	30,399,493
0.30%, 11/16/20(b)	11,500	11,499,050
Dowdupont Inc., 0.21%, 11/17/20(b)	8,000	7,997,704
Electricite de France SA, 0.25%, 12/11/20(b)	17,000	16,997,065
Enbridge Inc., 0.20%, 11/30/20(b)	20,000	19,996,711
Enel Finance America LLC 0.35%, 11/13/20(b)	5,250	5,249,659
0.35%, 11/19/20(b)	6,250	6,249,385
0.37%, 01/07/21(b)	9,250	9,246,171
0.40%, 01/08/21(b)	13,981	13,975,101
0.40%, 01/20/21(b)	10,950	10,944,388
0.40%, 01/21/21(b)	10,950	10,944,320
0.40%, 01/26/21(b)	10,750	10,743,982
0.42%, 02/09/21(b)	12,000	11,991,636
0.42%, 02/11/21(b)	1,900	1,898,633
0.45%, 03/18/21(b)	8,913	8,903,054
0.45%, 03/23/21(b)	8,912	8,901,519
Engie SA, 0.26%, 12/10/20(b)(c)	11,300	11,297,465
Eversource Energy, 0.17%, 11/05/20(b)	16,000	15,999,627
Fidelity National Information Services Inc. 0.18%, 11/06/20(b)	7,250	7,249,789
0.20%, 11/12/20(b)(c)	12,200	12,199,273
FMS Wertmanagement, 0.25%, 05/14/21(b)	14,000	13,986,661
Henkel of America Inc., 0.45%, 02/05/21(b)	6,430	6,427,479
Hitachi Capital America Corp. 0.25%, 11/10/20(b)	14,750	14,749,324
0.25%, 11/30/20(b)	15,000	14,997,533
0.28%, 11/12/20(b)	11,000	10,999,364
HSBC Bank PLC 0.20%, 01/07/21(b)	12,000	11,994,940
0.39%, 08/31/21, (3 mo. LIBOR US + 0.140%)(a)(c)	7,000	7,002,306

26	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

0.39%, 09/13/21, (3 mo. LIBOR US + 0.140%)(a)(c)	$5,000	$4,999,999
0.43%, 07/20/21, (3 mo. LIBOR US + 0.220%)(a)(c)	5,000	5,005,388
0.44%, 12/30/20, (1 mo. LIBOR US + 0.290%)(a)(c)	5,000	5,002,313
0.44%, 08/02/21(b)	15,000	14,969,870
0.45%, 08/06/21, (3 mo. LIBOR US + 0.210%)(a)(c)	10,000	10,009,844
0.50%, 06/09/21, (3 mo. LIBOR US + 0.260%)(a)(c)	15,000	15,017,977
HSBC USA Inc., 0.55%, 12/23/20(b)	22,000	21,992,476
Hyundai Capital America 0.30%, 01/19/21(b)	18,000	17,982,828
0.30%, 01/20/21(b)	5,000	4,995,160
Intercontinental Exchange Inc. 0.26%, 11/09/20(b)	7,000	6,999,293
0.30%, 12/01/20(b)	13,500	13,495,464
0.30%, 12/18/20(b)	5,250	5,247,212
Ionic Capital II 0.23%, 01/22/21(b)	10,000	9,994,493
0.28%, 02/12/21(b)	17,000	16,987,753
Ionic Capital II Trust, 0.23%, 02/05/21(b)	10,000	9,993,358
La Fayette Asset Securitization LLC, 0.42%, 01/19/21(b)	25,452	25,441,062
Landesbank Baden-Wuerttemberg 0.18%, 11/23/20(b)	2,000	1,999,772
0.26%, 02/16/21(b)	8,000	7,994,356
0.27%, 01/19/21(b)	15,000	14,992,778
0.27%, 02/01/21(b)	15,000	14,991,266
Lloyds Bank PLC, 0.35%, 01/21/21, (3 mo. LIBOR US + 0.140%)(a)(c)	13,000	13,002,565
LVMH Moet Hennessy Louis Vuitton SE 0.38%, 07/19/21(b)	10,000	9,985,008
0.38%, 07/27/21(b)	20,700	20,667,398
0.40%, 01/04/21(b)	10,000	9,997,543
0.50%, 12/17/20(b)	29,000	28,995,128
Macquarie Bank Ltd. 0.22%, 04/08/21(b)	8,000	7,992,427
0.34%, 02/16/21, (3 mo. LIBOR US + 0.070%)(a)(c)	10,000	10,000,572
Mizuho Bank Ltd., 0.33%, 02/10/21(b)	6,660	6,656,113
Mont Blanc Capital Corp., 0.26%, 11/04/20(b)	10,000	9,999,833
National Australia Bank Ltd.
0.35%, 07/08/21, (3 mo. LIBOR US + 0.120%)(a)(c)	5,000	5,003,574
0.36%, 12/09/20, (3 mo. LIBOR US + 0.120%)(a)(c)	12,000	12,001,799
National Bank of Canada, 0.30%, 08/11/21, (3 mo. LIBOR US + 0.050%)(a)(c)	20,000	20,003,107
National Grid PLC 0.28%, 01/05/21(b)	22,750	22,740,897
0.30%, 01/25/21(b)	20,000	19,988,980
Nationwide Building Society, 0.15%, 11/16/20(b)	30,000	29,997,889
Nutrien Ltd. 0.20%, 11/23/20(b)	9,500	9,498,822
0.22%, 12/02/20(b)	10,000	9,998,240
0.24%, 12/31/20(b)	20,000	19,992,732
0.26%, 11/10/20(b)	7,000	6,999,551
0.50%, 11/05/20(b)	10,000	9,999,678
Pricoa Short Term Funding LLC, 0.42%, 02/16/21(b)	10,250	10,246,772
Reckitt Benckiser Treasury Services PLC, 0.19%, 12/14/20(b)	9,000	8,997,581
Ridgefield Funding Co. LLC, 0.36%, 12/02/20(b)	9,000	8,998,738
Rogers Communications Inc., 0.55%, 08/26/21(b)	6,170	6,146,708
Royal Bank of Canada, 0.65%, 05/03/21(b)	5,000	4,996,583
Salisbury Receivables Co. LLC 0.36%, 02/08/21(b)	8,000	7,993,356
0.38%, 02/19/21, (SOFRRATE + 0.300%)(a)(c)	9,000	9,003,160

Security	Par (000)	Value

Shell International Finance BV 0.40%, 07/08/21(b)	$15,000	$14,969,880
0.50%, 06/09/21(b)	17,000	16,972,114
0.52%, 06/22/21(b)	22,500	22,460,050
Societe Generale SA, 0.58%, 06/08/21, (3 mo. LIBOR US + 0.330%)(a)(c)	17,000	17,020,273
Suncor Energy Inc. 0.27%, 01/07/21(b)	12,650	12,644,763
0.30%, 12/08/20(b)	21,250	21,245,488
0.30%, 12/11/20(b)(c)	8,000	7,998,152
0.31%, 01/14/21(b)	8,500	8,496,034
0.39%, 11/10/20(b)	4,400	4,399,785
0.40%, 11/09/20(b)(c)	3,750	3,749,835
0.41%, 11/04/20(b)	4,545	4,544,905
Swedbank AB, 0.30%, 04/15/21(b)	10,000	9,989,980
Telstra Corp. Ltd. 0.30%, 12/18/20(b)	12,950	12,946,316
1.28%, 12/21/20(b)	8,140	8,137,507
TELUS Corp., 0.30%, 04/23/21(b)	4,000	3,993,525
Total Capital Canada Ltd., 0.41%, 12/07/20(b)	20,000	19,997,699
Toyota Motor Credit Corp., 0.35%, 01/14/21(b)	20,000	19,993,836
TransCanada PipeLines Ltd. 0.20%, 11/19/20(b)	6,500	6,499,343
0.22%, 12/01/20(b)	3,400	3,399,423
0.23%, 11/12/20(b)	6,000	5,999,643
0.25%, 12/15/20(b)	10,000	9,997,432
0.27%, 12/08/20(b)	9,000	8,998,089
0.30%, 01/15/21(b)	10,600	10,594,989
0.32%, 01/07/21(b)	7,300	7,296,978
0.33%, 01/05/21(b)	10,000	9,995,999
0.33%, 01/06/21(b)	6,000	5,997,563
0.35%, 01/25/21(b)	10,200	10,194,380
UBS AG/London 0.36%, 10/14/21, (3 mo. LIBOR US + 0.120%)(a)(c)	18,000	17,999,999
0.40%, 06/23/21, (3 mo. LIBOR US + 0.180%)(a)(c)	12,000	12,006,574
0.40%, 07/09/21, (3 mo. LIBOR US + 0.170%)(a)(c)	15,000	15,007,493
VW Credit Inc., 2.04%, 01/29/21(b)	12,900	12,892,467
Walt Disney Co. (The), 0.48%, 02/19/21(b)	15,000	14,986,420
Waste Management Inc. 0.40%, 08/09/21(b)	22,000	21,939,296
0.45%, 09/10/21(b)	43,000	42,866,431
Western Union Co. (The), 0.20%, 11/02/20(b)	32,000	31,999,509
Westpac Banking Corp., 0.26%, 05/28/21, (3 mo. LIBOR US + 0.090%)(a)(c)	8,000	8,003,624

Total Commercial Paper — 33.6% (Cost: $1,651,566,853)		1,652,302,919

Corporate Bonds & Notes

Aerospace & Defense — 0.2%
General Dynamics Corp., 3.88%, 07/15/21 (Call 04/15/21)	4,156	4,222,116
Raytheon Technologies Corp., 2.80%, 03/15/22 (Call 02/15/22)(c)	6,000	6,174,634

		10,396,750

Auto Manufacturers — 4.4%
American Honda Finance Corp.
0.33%, 01/21/22, (3 mo. LIBOR US + 0.120%)(a)	7,000	6,998,978
0.40%, 10/21/22	6,000	5,999,416
0.47%, 02/12/21, (3 mo. LIBOR US + 0.210%)(a)	1,000	1,000,567
0.60%, 06/11/21, (3 mo. LIBOR US + 0.350%)(a)	4,120	4,128,034

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2020	iShares® Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
0.65%, 09/08/23	$20,000	$20,064,032
0.67%, 09/08/23, (3 mo. LIBOR US + 0.420%)(a)	5,790	5,805,524
2.20%, 06/27/22	10,100	10,397,008
BMW U.S. Capital LLC
0.63%, 04/12/21, (3 mo. LIBOR US + 0.410%)(a)(c)	2,000	2,002,636
0.75%, 08/13/21, (3 mo. LIBOR US + 0.500%)(a)(c)	5,000	5,009,703
1.85%, 09/15/21 (Call 08/15/21)(c)	10,000	10,116,126
2.70%, 04/06/22 (Call 03/06/22)(c)	5,000	5,147,359
2.95%, 04/14/22(c)	5,000	5,178,907
3.10%, 04/12/21(c)	2,045	2,069,192
Daimler Finance North America LLC
0.71%, 02/22/21, (3 mo. LIBOR US + 0.450%)(a)(c)	3,000	3,002,184
2.00%, 07/06/21(c)	3,000	3,028,953
2.30%, 02/12/21(c)	1,535	1,542,654
3.40%, 02/22/22(c)	5,000	5,180,157
Hyundai Capital America
1.07%, 03/12/21, (3 mo. LIBOR US + 0.820%)(a)(c)	1,000	999,856
2.38%, 02/10/23(c)	7,560	7,760,812
2.85%, 11/01/22(c)	3,440	3,561,475
3.45%, 03/12/21(c)	2,200	2,219,938
PACCAR Financial Corp.
0.50%, 05/10/21, (3 mo. LIBOR US + 0.260%)(a)	680	680,913
0.80%, 06/08/23	2,760	2,782,475
2.05%, 11/13/20	580	580,260
3.10%, 05/10/21	915	928,816
Toyota Motor Credit Corp. 0.35%, 10/14/22	13,000	13,002,080
0.38%, 08/13/21, (3 mo. LIBOR US + 0.125%)(a)	15,345	15,356,196
0.42%, 02/14/22, (3 mo. LIBOR US + 0.150%)(a)	21,790	21,794,283
0.44%, 10/14/22, (SOFRRATE + 0.340%)(a)	13,000	13,005,070
0.45%, 07/22/22	6,580	6,599,257
0.51%, 10/07/21, (3 mo. LIBOR US + 0.290%)(a)	12,500	12,526,076
3.05%, 01/08/21	2,435	2,447,512
Volkswagen Group of America Finance LLC
1.08%, 09/24/21, (3 mo. LIBOR US + 0.860%)(a)(c)	3,870	3,887,965
2.50%, 09/24/21(c)	430	437,574
3.88%, 11/13/20(c)	10,250	10,260,153

		215,502,141

Auto Parts & Equipment — 0.0%
Toyota Industries Corp., 3.11%, 03/12/22 (Call 02/12/22)(c)	1,000	1,032,518

Banks — 15.7%
ABN AMRO Bank NV
0.82%, 08/27/21, (3 mo. LIBOR US + 0.570%)(a)(c)	3,000	3,011,640
2.65%, 01/19/21(c)	21,955	22,065,767
3.40%, 08/27/21(c)	4,060	4,164,002
ANZ New Zealand Int’l Ltd./London
1.23%, 07/28/21, (3 mo. LIBOR US + 1.010%)(a)(c)	4,000	4,027,722
2.13%, 07/28/21(c)	2,619	2,652,154
2.75%, 01/22/21(c)	5,000	5,026,746
Australia & New Zealand Banking Group Ltd.
0.56%, 11/09/20, (3 mo. LIBOR US + 0.320%)(a)(c)	1,000	1,000,054
0.82%, 11/09/22, (3 mo. LIBOR US + 0.580%)(a)(c)	9,000	9,067,232
4.88%, 01/12/21(c)	4,000	4,034,726
Australia & New Zealand Banking Group Ltd./New York NY, 2.55%, 11/23/21	2,000	2,047,340
Bank of America Corp.
2.74%, 01/23/22 (Call 01/23/21), (3 mo. LIBOR US + 0.370%)(a)	12,500	12,565,067

Security	Par (000)	Value

Banks (continued)
3.12%, 01/20/23 (Call 01/20/22), (3 mo. LIBOR US + 1.160%)(a)	$1,615	$1,663,771
5.00%, 05/13/21	10,000	10,247,334
5.88%, 01/05/21	13,000	13,125,197
Bank of Montreal, Series D, 3.10%, 04/13/21	2,020	2,046,126
Bank of Nova Scotia (The)
0.52%, 01/08/21, (3 mo. LIBOR US + 0.290%)(a)	3,500	3,501,793
0.66%, 04/20/21, (3 mo. LIBOR US + 0.440%)(a)	2,000	2,003,659
3.13%, 04/20/21	6,021	6,102,404
Banque Federative du Credit Mutuel SA, 1.96%, 07/21/21(c)	7,000	7,081,490
BNP Paribas SA, 5.00%, 01/15/21	23,900	24,128,245
BNZ International Funding Ltd./London, 2.90%, 02/21/22(c)	3,700	3,819,686
BPCE SA 0.53%, 02/17/22, (SOFRRATE + 0.440%)(a)(c)	7,300	7,304,762
2.65%, 02/03/21	1,200	1,207,023
2.75%, 12/02/21	11,945	12,251,688
2.75%, 01/11/23(c)	4,000	4,191,719
Canadian Imperial Bank of Commerce
0.57%, 02/02/21, (3 mo. LIBOR US + 0.315%)(a)	13,500	13,508,840
0.96%, 06/16/22, (3 mo. LIBOR US + 0.720%)(a)	3,480	3,511,019
2.70%, 02/02/21	1,680	1,690,364
Capital One N.A., 2.95%, 07/23/21 (Call 06/23/21)	4,500	4,575,761
Citibank N.A.
0.61%, 02/12/21 (Call 01/12/21), (3 mo. LIBOR US + 0.350%)(a)	1,000	1,000,660
0.78%, 07/23/21 (Call 06/23/21), (3 mo. LIBOR US + 0.570%)(a)	2,000	2,005,674
2.85%, 02/12/21 (Call 01/12/21)	6,300	6,332,243
3.17%, 02/19/22 (Call 02/19/21), (3 mo. LIBOR US + 0.530%)(a)	12,751	12,856,912
Citigroup Inc.
0.96%, 11/04/22 (Call 11/04/21), (SOFRRATE + 0.870%)(a)	5,000	5,021,016
2.31%, 11/04/22 (Call 11/04/21), (SOFRRATE + 0.867%)(a)	5,000	5,090,395
2.70%, 03/30/21	4,000	4,039,360
2.75%, 04/25/22 (Call 03/25/22)	5,000	5,159,168
Commonwealth Bank of Australia, 2.20%, 11/09/20(c)	4,000	4,001,341
Commonwealth Bank of Australia/New York NY, 2.55%, 03/15/21	11,575	11,679,090
Cooperatieve Rabobank UA, 3.88%, 02/08/22	1,925	2,011,336
Cooperatieve Rabobank UA/NY
0.65%, 04/26/21, (3 mo. LIBOR US + 0.430%)(a)	1,000	1,001,824
2.50%, 01/19/21	4,080	4,100,133
Credit Agricole SA/London, 2.38%, 07/01/21(c)	5,000	5,066,781
Credit Suisse AG/New York NY 0.54%, 02/04/22, (SOFRRATE + 0.450%)(a)	16,000	16,014,231
1.00%, 05/05/23	5,000	5,061,767
2.10%, 11/12/21	6,855	6,975,606
2.80%, 04/08/22	6,300	6,520,064
DBS Group Holdings Ltd., 2.85%, 04/16/22(c)	3,267	3,359,512
DNB Bank ASA
0.86%, 12/02/22, (3 mo. LIBOR US + 0.620%)(a)(c)	5,000	5,038,738
2.15%, 12/02/22(c)	9,455	9,785,050
2.38%, 06/02/21(c)	4,450	4,504,835
Fifth Third Bank NA, 1.80%, 01/30/23 (Call 12/30/22)	4,560	4,689,645
Goldman Sachs Group Inc. (The) 2.35%, 11/15/21 (Call 11/15/20)	7,000	7,004,634
2.60%, 12/27/20	21,300	21,371,925

28	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.88%, 02/25/21 (Call 01/25/21)	$10,000	$10,059,165
3.00%, 04/26/22 (Call 04/26/21)	10,000	10,123,200
HSBC Holdings PLC, 3.40%, 03/08/21	5,000	5,051,890
ING Bank NV, 2.05%, 08/15/21(c)	5,865	5,946,285
JPMorgan Chase & Co.
3.21%, 04/01/23 (Call 04/01/22), (3 mo. LIBOR US + 0.695%)(a)	4,118	4,278,612
3.51%, 06/18/22 (Call 06/18/21), (3 mo. LIBOR US + 0.610%)(a)	7,972	8,122,769
KeyBank N.A./Cleveland OH, 3.30%, 02/01/22	2,115	2,191,542
Korea Development Bank (The)
0.62%, 02/18/23, (3 mo. LIBOR US + 0.350%)(a)	16,455	16,399,199
0.63%, 03/21/22, (SOFRRATE + 0.550%)(a)(c)	12,500	12,499,992
Lloyds Bank PLC 3.30%, 05/07/21	3,000	3,048,123
6.38%, 01/21/21	3,500	3,545,604
Macquarie Bank Ltd.
0.71%, 11/24/21, (3 mo. LIBOR US + 0.450%)(a)(c)	26,000	26,101,575
2.10%, 10/17/22(c)	9,450	9,742,342
Mitsubishi UFJ Financial Group Inc.
2.13%, 03/01/21, (3 mo. LIBOR US + 1.880%)(a)	3,761	3,783,690
3.54%, 07/26/21	2,500	2,559,838
Morgan Stanley
0.79%, 01/20/23 (Call 01/20/22), (SOFRRATE + 0.700%)(a)	32,000	32,089,216
0.91%, 06/10/22 (Call 06/10/21), (SOFRRATE + 0.830%)(a)	5,000	5,013,000
1.61%, 04/21/21, (3 mo. LIBOR US + 1.400%)(a)	2,000	2,012,332
2.50%, 04/21/21	3,000	3,030,069
MUFG Bank Ltd., 2.85%, 09/08/21(c)	1,400	1,429,651
MUFG Union Bank N.A., 3.15%, 04/01/22 (Call 03/01/22)	4,000	4,145,190
National Australia Bank Ltd.
0.57%, 01/12/21, (3 mo. LIBOR US + 0.350%)(a)(c)	2,000	2,001,343
0.66%, 12/13/22, (3 mo. LIBOR US + 0.410%)(a)(c)	3,500	3,513,799
National Australia Bank Ltd./New York 1.88%, 07/12/21	5,000	5,058,567
1.88%, 12/13/22	4,460	4,598,497
2.50%, 01/12/21	1,000	1,003,920
3.38%, 09/20/21	2,100	2,156,700
3.70%, 11/04/21	3,035	3,133,514
Nordea Bank Abp 1.00%, 06/09/23(c)	3,135	3,177,552
2.25%, 05/27/21(c)	4,000	4,044,340
Royal Bank of Canada, 3.20%, 04/30/21	5,000	5,072,383
Santander UK PLC
0.55%, 11/03/20, (3 mo. LIBOR US + 0.300%)(a)	500	500,000
2.10%, 01/13/23	2,670	2,756,022
2.13%, 11/03/20	19,579	19,579,000
3.40%, 06/01/21	10,391	10,573,778
Skandinaviska Enskilda Banken AB
0.71%, 05/17/21, (3 mo. LIBOR US + 0.430%)(a)(c)	4,000	4,008,525
0.89%, 12/12/22, (3 mo. LIBOR US + 0.645%)(a)(c)	3,000	3,027,467
0.97%, 12/01/20, (3 mo. LIBOR US + 0.720%)(a)(c)	5,000	5,002,408
2.20%, 12/12/22(c)	2,845	2,949,484
2.63%, 03/15/21	6,000	6,053,432
3.05%, 03/25/22(c)	3,000	3,108,752
Societe Generale SA 2.50%, 04/08/21(c)	5,460	5,508,802
5.20%, 04/15/21(c)	3,571	3,649,767
Sumitomo Mitsui Banking Corp., 3.95%, 01/12/22(c)	2,000	2,083,016

Security	Par (000)	Value

Banks (continued)
Sumitomo Mitsui Trust Bank Ltd., 0.80%, 09/12/23(c)	$22,359	$22,442,416
Suncorp-Metway Ltd. 2.38%, 11/09/20(c)	1,250	1,250,440
2.80%, 05/04/22(c)	895	925,866
Svenska Handelsbanken AB, 0.63%, 06/30/23(c)	6,310	6,330,190
Swedbank AB 0.60%, 09/25/23(c)	10,000	9,984,500
1.30%, 06/02/23(c)	6,680	6,799,219
Truist Bank, 1.25%, 03/09/23 (Call 02/09/23)	15,000	15,278,929
Truist Financial Corp., 2.15%, 02/01/21 (Call 01/01/21)	6,172	6,190,894
U.S. Bank NA/Cincinnati OH, 0.70%, 05/23/22 (Call 04/23/22), (3 mo. LIBOR US + 0.440%)(a)	4,750	4,774,367
UBS AG/London 1.75%, 04/21/22 (Call 03/21/22)(c)	6,085	6,194,182
2.45%, 12/01/20 (Call 11/01/20)(c)	14,200	14,200,740
United Overseas Bank Ltd.,
0.69%, 04/23/21, (3 mo. LIBOR US + 0.480%)(a)(c)	2,000	1,999,336
Wells Fargo & Co.
1.24%, 07/26/21, (3 mo. LIBOR US + 1.025%)(a)	1,750	1,761,323
1.59%, 03/04/21, (3 mo. LIBOR US + 1.340%)(a)	5,000	5,022,344
2.10%, 07/26/21	2,000	2,026,165
2.50%, 03/04/21	2,200	2,216,522
Wells Fargo Bank N.A.
0.55%, 01/15/21, (3 mo. LIBOR US + 0.310%)(a)	2,000	2,001,112
0.73%, 10/22/21 (Call 09/21/21),
(3 mo. LIBOR US + 0.510%)(a)	2,000	2,007,985
0.90%, 09/09/22 (Call 09/09/21),
(3 mo. LIBOR US + 0.660%)(a)	15,000	15,066,750
Westpac Banking Corp. 2.00%, 08/19/21	7,245	7,344,003
2.00%, 01/13/23	2,375	2,458,150
2.60%, 11/23/20	11,160	11,174,860

		772,499,916

Beverages — 0.0%
PepsiCo Inc., 0.75%, 05/01/23	1,615	1,631,189

Biotechnology — 0.5%
Gilead Sciences Inc.
0.37%, 09/17/21, (3 mo. LIBOR US + 0.150%)(a)	14,100	14,108,387
0.75%, 09/29/23 (Call 09/29/21)	10,295	10,319,257

		24,427,644

Chemicals — 0.1%
Air Liquide Finance SA, 1.75%, 09/27/21 (Call 08/27/21)(c)	3,000	3,036,394

Computers — 0.3%
International Business Machines Corp.,
0.65%, 05/13/21, (3 mo. LIBOR US + 0.400%)(a)	14,000	14,026,558

Diversified Financial Services — 0.3%
American Express Co., 3.00%, 02/22/21 (Call 01/22/21)	3,200	3,219,432
American Express Credit Corp., 2.25%, 05/05/21 (Call 04/05/21)	10,858	10,948,409

		14,167,841

Electric — 2.7%
American Electric Power Co. Inc., 2.15%, 11/13/20	1,800	1,800,928
Dominion Energy Inc., Series D, 0.78%, 09/15/23 (Call 09/15/21), (3 mo. LIBOR US + 0.530%)(a)	30,560	30,636,732
Duke Energy Progress LLC, Series A, 0.43%, 02/18/22 (Call 02/18/21), (3 mo. LIBOR US + 0.180%)(a)	10,000	10,001,817

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2020	iShares® Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Florida Power & Light Co., 0.60%, 07/28/23 (Call 01/28/21), (3 mo. LIBOR US + 0.380%)(a)	$11,470	$11,475,425
NextEra Energy Capital Holdings Inc.
0.73%, 05/04/21, (3 mo. LIBOR US + 0.480%)(a)	39,250	39,322,612
2.40%, 09/01/21	5,925	6,026,604
2.90%, 04/01/22	2,260	2,337,440
PPL Electric Utilities Corp., 0.48%, 09/28/23 (Call 09/28/22), (3 mo. LIBOR US + 0.250%)(a)	8,710	8,714,352
WEC Energy Group Inc., 0.55%, 09/15/23	16,705	16,754,101
Xcel Energy Inc., 0.50%, 10/15/23 (Call 09/15/23)	7,560	7,563,683

		134,633,694

Electronics — 0.7%
Honeywell International Inc. 0.48%, 08/19/22 (Call 08/19/21)	23,330	23,365,209
0.50%, 08/19/22 (Call 08/19/21), (3 mo. LIBOR US + 0.230%)(a)	10,460	10,473,477
Roper Technologies Inc., 0.45%, 08/15/22	2,390	2,393,913

		36,232,599

Insurance — 2.2%
Jackson National Life Global Funding, 0.69%, 01/06/23, (SOFRRATE + 0.600%)(a)(c)	26,000	26,051,158
MassMutual Global Funding II 0.85%, 06/09/23(c)	8,328	8,407,957
2.00%, 04/15/21(c)	6,900	6,955,527
MET Tower Global Funding, 0.63%, 01/17/23, (SOFRRATE + 0.550%)(a)(c)	22,000	22,098,206
Metropolitan Life Global Funding I 0.43%, 09/08/22, (SOFRRATE + 0.350%)(a)(c)	23,000	23,029,973
0.65%, 01/13/23, (SOFRRATE + 0.570%)(a)(c)	16,460	16,527,980
Protective Life Global Funding, 0.63%, 10/13/23(c)	4,820	4,828,380

		107,899,181

Machinery — 1.2%
Caterpillar Financial Services Corp.
0.45%, 01/06/22, (3 mo. LIBOR US + 0.220%)(a)	2,085	2,087,382
0.46%, 11/12/21, (3 mo. LIBOR US + 0.200%)(a)	7,000	7,010,591
0.48%, 03/15/21, (3 mo. LIBOR US + 0.230%)(a)	1,000	1,000,878
0.55%, 03/08/21, (3 mo. LIBOR US + 0.300%)(a)	7,000	7,007,461
0.95%, 05/13/22	12,000	12,108,566
0.99%, 05/13/22, (3 mo. LIBOR US + 0.735%)(a)	5,000	5,052,928
2.90%, 03/15/21	1,500	1,514,597
Series I, 2.65%, 05/17/21	8,810	8,923,273
John Deere Capital Corp.
0.49%, 03/12/21, (3 mo. LIBOR US + 0.240%)(a)	1,000	1,000,787
0.55%, 07/05/22	11,060	11,109,403

		56,815,866

Manufacturing — 0.0%
3M Co., 3.00%, 09/14/21 (Call 08/14/21)	1,075	1,098,993

Media — 0.1%
Walt Disney Co. (The), 0.50%, 09/01/21, (3 mo. LIBOR US + 0.250%)(a)	4,320	4,327,561

Oil & Gas — 1.0%
BP Capital Markets PLC, 0.51%, 11/24/20, (3 mo. LIBOR US + 0.250%)(a)	10,000	10,002,100
Chevron Corp., 1.14%, 05/11/23	4,510	4,590,007
Chevron USA Inc., 0.46%, 08/11/23, (3 mo. LIBOR US + 0.200%)(a)	37,065	37,108,711

		51,700,818

Security	Par (000)	Value

Oil & Gas Services — 0.0%
Schlumberger Finance Canada Ltd., 2.65%, 11/20/22 (Call 10/20/22)(c)	$2,500	$2,583,917

Pharmaceuticals — 1.8%
AbbVie Inc.
0.60%, 05/21/21, (3 mo. LIBOR US + 0.350%)(a)(c)	9,000	9,008,775
2.15%, 11/19/21(c)	13,000	13,233,685
2.30%, 05/14/21 (Call 04/14/21)	27,593	27,831,284
3.45%, 03/15/22 (Call 01/15/22)(c)	5,442	5,633,937
5.00%, 12/15/21 (Call 09/16/21)(c)	7,000	7,267,828
AstraZeneca PLC, 2.38%, 11/16/20	4,200	4,203,402
Bristol-Myers Squibb Co., 2.55%, 05/14/21	8,000	8,097,436
Merck & Co. Inc., 2.35%, 02/10/22	1,998	2,052,706
Pfizer Inc., 3.00%, 09/15/21	1,670	1,709,805
Sanofi, 4.00%, 03/29/21	8,000	8,122,240

		87,161,098

Pipelines — 0.4%
Enterprise Products Operating LLC 2.80%, 02/15/21	4,000	4,029,730
2.85%, 04/15/21 (Call 03/15/21)	5,716	5,766,276
3.50%, 02/01/22	7,565	7,849,981

		17,645,987

Savings & Loans — 0.2%
Nationwide Building Society, 2.00%, 01/27/23(c)	10,890	11,212,671

Semiconductors — 0.2%
Lam Research Corp., 2.80%, 06/15/21 (Call 05/15/21)	9,905	10,037,587

Software — 0.2%
Adobe Inc., 1.70%, 02/01/23	4,010	4,129,424
Oracle Corp., 1.90%, 09/15/21 (Call 08/15/21)	5,000	5,062,777

		9,192,201

Telecommunications — 0.4%
Rogers Communications Inc., 0.83%, 03/22/22, (3 mo. LIBOR US + 0.600%)(a)	18,675	18,780,775

Transportation — 0.2%
Ryder System Inc. 2.25%, 09/01/21 (Call 08/01/21)	4,186	4,241,123
2.88%, 06/01/22 (Call 05/01/22)	4,899	5,065,859

		9,306,982

Total Corporate Bonds & Notes — 32.8% (Cost: $1,605,930,007)		1,615,350,881

Municipal Debt Obligations

California — 0.5%
California Health Facilities Financing Authority RB, 0.42%, 06/01/22	2,400	2,399,640
Los Angeles Unified School District GO, 1.35%, 01/01/21	7,245	7,256,592
Mizuho Floater/Residual Trust RB, 0.55%, 09/01/27(a)(c)(d)	11,000	11,000,000
Ventura County Public Financing Authority RB, 0.60%, 11/01/20	1,420	1,420,000

		22,076,232

Connecticut — 0.0%
State of Connecticut GO, Series A, 3.00%, 07/01/21	1,800	1,829,016

30	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Hawaii — 0.2%
State of Hawaii GO 0.43%, 10/01/22	$4,945	$4,952,368
0.57%, 10/01/23	3,800	3,807,372

		8,759,740

Illinois — 0.1%
Taxable Municipal Funding Trust RB, 0.20%, 11/01/38 ( 08/29/21)(a)(c)(d)	2,600	2,600,000

Michigan — 0.0%
Michigan Finance Authority RB, 2.03%, 12/01/20	450	450,553

Minnesota — 0.2%
Taxable Municipal Funding Trust RB, 0.50%, 09/01/30 ( 05/01/25)(a)(c)(d)	9,770	9,770,000

New York — 1.6%
City of New York NY GO 0.31%, 08/01/21	13,350	13,329,441
0.40%, 11/01/21	4,990	4,982,864
Long Island Power Authority RB 0.66%, 03/01/22 ( 06/01/21)	665	665,532
0.76%, 03/01/23 ( 06/01/22)	1,290	1,291,290
Mizuho Floater/Residual Trust RB
VRDN, 0.55%, 02/01/23 ( 01/01/21)(a)(c)(d)	13,000	13,000,000
VRDN, 0.55%, 07/01/25 (a)(c)(d)	6,700	6,700,000
VRDN, 0.55%, 03/01/31 (a)(c)(d)	18,000	18,000,000
VRDN, 0.55%, 03/01/31 (a)(c)(d)	9,405	9,405,000
Port Authority of New York & New Jersey RB, Series AAA, 1.09%, 07/01/23	12,570	12,699,346

		80,073,473

Texas — 0.0%
City of Houston Texas Airport System Revenue RB, 0.88%, 07/01/22	690	690,338

Total Municipal Debt Obligations — 2.6% (Cost $126,118,090)		126,249,352

Repurchase Agreements(a)(e)

Bank of America Securities Inc., 0.78%, 11/02/20 (Purchased on 10/30/20 to be repurchased at $7,000,455, collateralized by non-agency mortgage-backed security, 3.00%, due 10/25/58, par and fair value of $12,747,502 and $8,400,000, respectively)	7,000	7,000,000
Citigroup Global Markets Inc., 0.52%, 11/02/20 (Purchased on 10/30/20 to be repurchased at $9,000,390, collateralized by non-agency mortgage-backed security, 3.70% to 7.31%, due 03/01/40 to 03/01/57, par and fair value of $9,693,241 and $9,450,000, respectively)	9,000	9,000,000
Citigroup Global Markets Inc., 2.49%, 11/02/20 (Purchased on 10/30/20 to be repurchased at $12,000,560, collateralized by non-agency mortgage-backed security, 2.33% to 7.31%, due 06/01/30 to 03/01/57, par and fair value of $11,646,273 and $12,600,000, respectively)	12,000	12,000,000
Credit Suisse Securities (USA) LLC, 0.77%, 11/02/20 (Purchased on 10/30/20 to be repurchased at $25,001,604, collateralized by non-agency mortgage-backed security, 0.69% to 6.49%, due 08/25/33 to 05/25/60, par and fair value of $233,411,972 and $28,750,000, respectively)	25,000	25,000,000

Security	Par (000)	Value

Mizuho Securities USA Inc., 0.70%, 11/02/20 (Purchased on 10/30/20 to be repurchased at $6,000,350, collateralized by U.S. Treasury Obligation, 2.38%, due 05/15/29, par and fair value of $5,339,700 and $6,120,110, respectively)	$6,000	$6,000,000
Mizuho Securities USA Inc., 0.76%, 11/02/20 (Purchased on 10/30/20 to be repurchased at $11,000,697, collateralized by U.S. Treasury Obligation, 2.88% to 7.25%, due 08/15/22 to 11/30/25, par and fair value of $9,851,400 and $11,220,070, respectively)	11,000	11,000,000
Mizuho Securities USA Inc., 1.12%, 11/02/20 (Purchased on 10/30/20 to be repurchased at $25,002,333, collateralized by non-agency mortgage-backed security, 0.20% to 6.30%, due 05/15/29 to 10/25/36, par and fair value of $399,824,629 and $28,154,439, respectively)	25,000	25,000,000
Wells Fargo Securities, 0.43%, 11/02/20 (Purchased on 10/30/20 to be repurchased at $4,000,143, collateralized by non-agency mortgage-backed security, 1.37% to 2.02%, due 07/15/29 to 10/20/31, par and fair value of $4,165,300 and $4,200,001, respectively)	4,000	4,000,000
Wells Fargo Securities, 0.43%, 11/02/20 (Purchased on 10/30/20 to be repurchased at $4,000,143, collateralized by non-agency mortgage-backed security, 4.40% to 8.30%, due 01/25/29 to 07/26/49, par and fair value of $6,561,554 and $4,800,001, respectively)	4,000	4,000,000
Wells Fargo Securities, 0.45%, 11/02/20 (Purchased on 10/30/20 to be repurchased at $10,000,375, collateralized by non-agency mortgage-backed security, 0.34% to 2.63%, due 09/16/22 to 01/16/24, par and fair value of $9,807,283 and $10,200,000, respectively)	10,000	10,000,000
Wells Fargo Securities, 0.58%, 11/02/20 (Purchased on 10/30/20 to be repurchased at $24,001,160, collateralized by non-agency mortgage-backed security, 0.00% to 5.15%, due 01/15/25 to 06/15/37, par and fair value of $41,957,286 and $27,600,000, respectively)	24,000	24,000,000
Wells Fargo Securities, 0.60%, 11/02/20 (Purchased on 10/30/20 to be repurchased at $15,000,750, collateralized by non-agency mortgage-backed security, 0.00% to 5.85%, due 02/28/24 to 05/15/48, par and fair value of $38,682,386 and $17,250,000, respectively)	15,000	15,000,000

Total Repurchase Agreements — 3.1% (Cost: $152,000,000)		152,000,000

U.S. Government Agency Obligations

U.S. Government Agency Obligations — 0.5%
Federal Home Loan Mortgage Corp., 0.40%, 08/18/23	25,000	25,012,649

Total U.S. Government Agency Obligations — 0.5% (Cost: $25,000,000)		25,012,649

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2020	iShares® Ultra Short-Term Bond ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Money Market Funds

BlackRock Cash Funds: Treasury, SL Agency Shares, 0.04%(f)(g)	53,040	$53,040,000

Total Money Market Funds — 1.1% (Cost: $53,040,000)		53,040,000

Total Investments in Securities — 100.1% (Cost: $4,914,107,764)		4,925,478,908

Other Assets, Less Liabilities — (0.1)%		(2,753,325)

Net Assets — 100.0%		$4,922,725,583

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Rates are discount rates or a range of discount rates at the time of purchase.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(e)	Maturity date represents next reset date.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$—	$53,040,000	(a)	$—	$—	$—	$53,040,000	53,040	$80,239	$—

(a)	Represents net amount purchased (sold).

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Asset-Backed Securities	$—	$74,347,564	$—	$74,347,564
Certificates of Deposit	—	1,227,175,543	—	1,227,175,543
Commercial Paper	—	1,652,302,919	—	1,652,302,919
Corporate Bonds & Notes	—	1,615,350,881	—	1,615,350,881
Municipal Debt Obligations	—	126,249,352	—	126,249,352
Repurchase Agreements	—	152,000,000	—	152,000,000
U.S. Government Agency Obligations	—	25,012,649	—	25,012,649
Money Market Funds	53,040,000	—	—	53,040,000

	$53,040,000	$4,872,438,908	$—	$4,925,478,908

See notes to financial statements.

32	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

October 31, 2020

	iShares Short Maturity Bond ETF	iShares Short Maturity Municipal Bond ETF	iShares Ultra Short-Term Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$4,310,037,851	$297,095,135	$4,720,438,908
Affiliated(c)	94,066,958	117,575	53,040,000
Repurchase agreements, at value — Unaffiliated(d)	—	—	152,000,000
Cash	125,625	—	—
Foreign currency, at value(e)	382,562	—	—
Receivables:
Investments sold	2,134,538	—	—
Securities lending income — Affiliated	7,307	—	—
Dividends	88,606	4,860	1,945,008
Interest	19,781,639	1,848,320	7,066,941

Total assets	4,426,625,086	299,065,890	4,934,490,857

LIABILITIES
Bank overdraft	—	—	1,781,915
Collateral on securities loaned, at value	27,194,077	—	—
Payables:
Investments purchased	—	7,915,696	9,655,723
Investment advisory fees	1,007,809	59,330	327,636
Unrealized depreciation on:
Forward foreign currency exchange contracts	673,697	—	—

Total liabilities	28,875,583	7,975,026	11,765,274

NET ASSETS	$4,397,749,503	$291,090,864	$4,922,725,583

NET ASSETS CONSIST OF:
Paid-in capital	$4,417,134,994	$290,332,556	$4,910,331,724
Accumulated earnings (loss)	(19,385,491)	758,308	12,393,859

NET ASSETS	$4,397,749,503	$291,090,864	$4,922,725,583

Shares outstanding	87,700,000	5,800,000	97,400,000

Net asset value	$50.15	$50.19	$50.54

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$26,008,409	$—	$—
(b) Investments, at cost — Unaffiliated	$4,295,707,592	$296,290,567	$4,709,067,764
(c) Investments, at cost — Affiliated	$94,055,663	$117,576	$53,040,000
(d) Repurchase agreements, at cost — Unaffiliated	$—	$—	$152,000,000
(e) Foreign currency, at cost	$356,180	$—	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	33

Statements of Operations

Year Ended October 31, 2020

	iShares Short Maturity Bond ETF	iShares Short Maturity Municipal Bond ETF	iShares Ultra Short-Term Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$2,714,346	$40,202	$80,239
Interest — Unaffiliated	123,241,533	2,931,386	47,869,084
Securities lending income — Affiliated — net	198,514	—	—
Other income — Unaffiliated	25,832	—	100

Total investment income	126,180,225	2,971,588	47,949,423

EXPENSES
Investment advisory fees	15,278,949	585,504	2,660,659
Miscellaneous	264	264	264

Total expenses	15,279,213	585,768	2,660,923

Net investment income	110,901,012	2,385,820	45,288,500

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(35,741,089)	10,863	(948,450)
Investments — Affiliated	(4,706)	(765)	—
Forward foreign currency exchange contracts	(887,970)	—	—
Foreign currency transactions	13,796	—	—

Net realized gain (loss)	(36,619,969)	10,098	(948,450)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(2,773,834)	293,177	6,306,873
Investments — Affiliated	(1,116)	—	—
Forward foreign currency exchange contracts	(673,697)	—	—
Foreign currency translations	28,497	—	—

Net change in unrealized appreciation (depreciation)	(3,420,150)	293,177	6,306,873

Net realized and unrealized gain (loss)	(40,040,119)	303,275	5,358,423

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,860,893	$2,689,095	$50,646,923

See notes to financial statements.

34	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Short Maturity Bond ETF		iShares Short Maturity Municipal Bond ETF
	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/20	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$110,901,012	$168,420,702	$2,385,820	$2,860,235
Net realized gain (loss)	(36,619,969)	834,614	10,098	(33,334)
Net change in unrealized appreciation (depreciation)	(3,420,150)	27,059,079	293,177	777,657

Net increase in net assets resulting from operations	70,860,893	196,314,395	2,689,095	3,604,558

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(120,510,021)	(164,081,359)	(2,591,109)	(2,725,134)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,812,860,054)	1,246,207,753	80,460,402	82,541,776

NET ASSETS
Total increase (decrease) in net assets	(1,862,509,182)	1,278,440,789	80,558,388	83,421,200
Beginning of year	6,260,258,685	4,981,817,896	210,532,476	127,111,276

End of year	$4,397,749,503	$6,260,258,685	$291,090,864	$210,532,476

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statements of Changes in Net Assets  (continued)

	iShares Ultra Short-Term Bond ETF
	Year Ended 10/31/20	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$45,288,500	$36,913,104
Net realized gain (loss)	(948,450)	44,667
Net change in unrealized appreciation (depreciation)	6,306,873	5,425,140

Net increase in net assets resulting from operations	50,646,923	42,382,911

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(47,122,114)	(34,253,107)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,723,809,626	1,585,467,333

NET ASSETS
Total increase in net assets	2,727,334,435	1,593,597,137
Beginning of year	2,195,391,148	601,794,011

End of year	$4,922,725,583	$2,195,391,148

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

36	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Short Maturity Bond ETF
	Year Ended 10/31/20		Year Ended 10/31/19		Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16

Net asset value, beginning of year	$50.36		$50.12		$50.25	$50.17	$50.04

Net investment income(a)	0.91		1.37		1.11	0.74	0.50
Net realized and unrealized gain (loss)(b)	(0.16)		0.21		(0.23)	0.04	0.14

Net increase from investment operations	0.75		1.58		0.88	0.78	0.64

Distributions(c)
From net investment income	(0.96)		(1.34)		(1.01)	(0.70)	(0.51)

Total distributions	(0.96)		(1.34)		(1.01)	(0.70)	(0.51)

Net asset value, end of year	$50.15		$50.36		$50.12	$50.25	$50.17

Total Return
Based on net asset value	1.51%		3.19%		1.78%	1.57%	1.28%

Ratios to Average Net Assets
Total expenses	0.25%		0.25%		0.25%	0.25%	0.25%

Net investment income	1.81%		2.73%		2.21%	1.47%	1.01%

Supplemental Data
Net assets, end of year (000)	$4,397,750		$6,260,259		$4,981,818	$2,909,738	$2,021,893

Portfolio turnover rate(d)	67	%(e)	58	%(e)	48%	56%	79%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.
(e)	Portfolio turnover rate includes to-be-announced (TBA) transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Short Maturity Municipal Bond ETF
	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16

Net asset value, beginning of year	$50.13	$49.85	$50.01	$50.02	$50.07

Net investment income(a)	0.51	0.81	0.68	0.49	0.39
Net realized and unrealized gain (loss)(b)	0.13	0.26	(0.21)	(0.03)	(0.04)

Net increase from investment operations	0.64	1.07	0.47	0.46	0.35

Distributions(c)
From net investment income	(0.58)	(0.79)	(0.63)	(0.47)	(0.40)

Total distributions	(0.58)	(0.79)	(0.63)	(0.47)	(0.40)

Net asset value, end of year	$50.19	$50.13	$49.85	$50.01	$50.02

Total Return
Based on net asset value	1.29%	2.16%	0.95%	0.93%	0.69%

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25%	0.25%	0.25%

Total expenses after fees waived	0.25%	0.25%	0.25%	0.25%	0.25%

Net investment income	1.02%	1.63%	1.35%	0.99%	0.79%

Supplemental Data
Net assets, end of year (000)	$291,091	$210,532	$127,111	$52,507	$35,012

Portfolio turnover rate(d)	108%	170%	221%	163%	100%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

38	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Ultra Short-Term Bond ETF
	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16

Net asset value, beginning of year	$50.41	$50.15	$50.12	$50.04	$49.97

Net investment income(a)	0.69	1.38	1.16	0.71	0.47
Net realized and unrealized gain (loss)(b)	0.25	0.23	(0.16)	0.02	(0.02)

Net increase from investment operations	0.94	1.61	1.00	0.73	0.45

Distributions(c)
From net investment income	(0.81)	(1.35)	(0.97)	(0.65)	(0.38)

Total distributions	(0.81)	(1.35)	(0.97)	(0.65)	(0.38)

Net asset value, end of year	$50.54	$50.41	$50.15	$50.12	$50.04

Total Return
Based on net asset value	1.89%	3.25%	2.02%	1.47%	0.90%

Ratios to Average Net Assets
Total expenses	0.08%	0.08%	0.08%	0.09%	0.18%

Net investment income	1.36%	2.74%	2.33%	1.43%	0.93%

Supplemental Data
Net assets, end of year (000)	$4,922,726	$2,195,391	$601,794	$187,932	$25,018

Portfolio turnover rate(d)	54%	16%	32%	11%	139%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	39

Notes to Financial Statements

1.	ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Short Maturity Bond	Diversified
Short Maturity Municipal Bond	Diversified
Ultra Short-Term Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed (the “trade dates”). Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statement of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2020, if any, are disclosed in the statement of assets and liabilities.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied

40	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

the amendments on a modified retrospective basis beginning with the fiscal period ended October 31, 2020. The adjusted cost basis of securities at October 31, 2019 are as follows:

iShares ETF
Short Maturity Bond	$6,128,214,860
Short Maturity Municipal Bond	208,434,085
Ultra Short-Term Bond	2,039,246,181

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Forward foreign currency exchange contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies.
•	Repurchase agreements are valued at amortized cost, which approximates market value.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements  (continued)

is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Repurchase agreements may be traded bilaterally, in a tri-party arrangement or may be centrally cleared through a sponsoring agent. Subject to the custodial undertaking associated with a tri-party repurchase arrangement and for centrally cleared agreements, a third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or the fund. In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects the fund’s obligation under bankruptcy law to return the excess to the counterparty.

The following table summarizes the open repurchase agreements as of October 31, 2020 which are subject to offset under an MRA:

iShares ETF and Counterparty	Market Value of Repurchase Agreements	Cash Collateral Received	a)	Non-Cash Collateral Received	Net Amount
Ultra Short-Term Bond
Bank of America Securities Inc.	$7,000,000	$—		$7,000,000	$—
Citigroup Global Markets Inc.	21,000,000	—		21,000,000	—
Credit Suisse Securities (USA) LLC	25,000,000	—		25,000,000	—
Mizuho Securities USA Inc.	42,000,000	—		42,000,000	—
Wells Fargo Securities LLC	57,000,000	—		57,000,000	—

	$152,000,000	$—		$152,000,000	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA as of October 31, 2020:

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Notes to Financial Statements  (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Short Maturity Bond
Barclays Bank PLC	$400,767	$400,767		$—	$—
BofA Securities, Inc.	526,800	526,800		—	—
Citigroup Global Markets Inc.	200,954	200,954		—	—
Credit Suisse Securities (USA) LLC	1,768,287	1,768,287		—	—
Goldman Sachs & Co.	5,163,271	5,163,271		—	—
HSBC Securities (USA) Inc.	100,890	100,890		—	—
JPMorgan Securities LLC	12,551,559	12,551,559		—	—
Morgan Stanley & Co. LLC	3,690,087	3,690,087		—	—
Wells Fargo Securities LLC	1,605,794	1,605,794		—	—

	$26,008,409	$26,008,409		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the statement of assets and liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the statement of assets and liabilities. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements  (continued)

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Short Maturity Bond	0.25%
Short Maturity Municipal Bond	0.25
Ultra Short-Term Bond	0.08

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC
Short Maturity Bond	$59,070

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Short Maturity Bond	$329,477,728	$104,942,969	$(6,695,899)
Short Maturity Municipal Bond	18,425,091	44,449,837	—

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Notes to Financial Statements   (continued)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

7.	PURCHASES AND SALES

For the year ended October 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	U.S. Government Securities		Other Securities
iShares ETF	Purchases	Sales	Purchases	Sales
Short Maturity Bond	$648,091,594	$652,697,574	$2,655,452,767	$4,162,934,513
Short Maturity Municipal Bond	—	—	270,260,318	214,696,002
Ultra Short-Term Bond	64,998,000	40,000,000	1,341,969,423	619,825,552

There were no in-kind transactions for the year ended October 31, 2020.

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/20	Year Ended 10/31/19

Short Maturity Bond
Ordinary income	$120,510,021	$164,081,359

Short Maturity Municipal Bond
Tax-exempt income	$2,591,109	$2,725,134

Ultra Short-Term Bond
Ordinary income	$47,122,114	$34,253,107

As of October 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
Short Maturity Bond	$3,854,325	$—	$(35,676,949)	$12,437,133		$(19,385,491)
Short Maturity Municipal Bond	—	74,295	(114,289)	798,302		758,308
Ultra Short-Term Bond	2,265,853	—	(959,278)	11,087,284		12,393,859

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

For the year ended October 31, 2020, the iShares Short Maturity Municipal Bond ETF utilized $10,889 of its capital loss carryforwards.

As of October 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short Maturity Bond	$4,391,694,058	$22,596,506	$(10,185,755)	$12,410,751
Short Maturity Municipal Bond	296,414,408	876,017	(77,715)	798,302
Ultra Short-Term Bond	4,914,391,624	11,411,223	(323,939)	11,087,284

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements  (continued)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Certain Funds invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations,

46	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/20		Year Ended 10/31/19
iShares ETF	Shares	Amount	Shares	Amount

Short Maturity Bond
Shares sold	31,750,000	$1,591,851,892	58,100,000	$2,911,443,708
Shares redeemed	(68,350,000)	(3,404,711,946)	(33,200,000)	(1,665,235,955)

Net increase (decrease)	(36,600,000)	$(1,812,860,054)	24,900,000	$1,246,207,753

Short Maturity Municipal Bond
Shares sold	2,700,000	$135,259,060	2,100,000	$105,050,323
Shares redeemed	(1,100,000)	(54,798,658)	(450,000)	(22,508,547)

Net increase	1,600,000	$80,460,402	1,650,000	$82,541,776

Ultra Short-Term Bond
Shares sold	65,500,000	$3,306,802,714	33,600,000	$1,688,678,880
Shares redeemed	(11,650,000)	(582,993,088)	(2,050,000)	(103,211,547)

Net increase	53,850,000	$2,723,809,626	31,550,000	$1,585,467,333

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were available to be issued and the following items were noted:

Name Change: Effective December 2, 2020, iShares Short Maturity Bond ETF, iShares Short Maturity Municipal Bond ETF and iShares Ultra Short-Term Bond ETF changed their names to BlackRock Short Maturity Bond ETF, BlackRock Short Maturity Municipal Bond ETF and BlackRock Ultra Short-Term Bond ETF, respectively.

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and

Shareholders of BlackRock Short Maturity Bond ETF,

BlackRock Short Maturity Municipal Bond ETF and BlackRock Ultra Short-Term Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Short Maturity Bond ETF, iShares Short Maturity Municipal Bond ETF and iShares Ultra Short-Term Bond ETF (three of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

For the fiscal year ended October 31, 2020, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Short Maturity Bond	$82,135,494
Short Maturity Municipal Bond	2,385,820
Ultra Short-Term Bond	35,753,405

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2020:

iShares ETF	Federal Obligation Interest
Short Maturity Bond	$734,895
Ultra Short-Term Bond	34,889

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

The Fund hereby designates the following amount of distributions from net investment income as exempt-interest dividends for the fiscal year ended October 31, 2020:

iShares ETF	Exempt-Interest Dividends
Short Maturity Municipal Bond	100.00%

I M P O R T A N T T A X I N F O R M A T I O N	49

Board Review and Approval of Investment Advisory Contract

iShares Short Maturity Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were within range of the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized

50	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Short Maturity Municipal Bond ETF, iShares Ultra Short-Term Bond ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	51

Board Review and Approval of Investment Advisory Contract  (continued)

Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract   (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	53

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Short Maturity Bond(a)	$0.948747	$—	$0.007902	$0.956649	99%	—%	1%	100%
Short Maturity Municipal Bond(a)	0.573287	—	0.007254	0.580541	99	—	1	100
Ultra Short-Term Bond(a)	0.809411	—	0.005414	0.814825	99	—	1	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

54	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFAor its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of October 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (63)	Trustee (since 2011).

President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).
Salim Ramji(b) (50)	Trustee (since 2019).

Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).

Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b)	Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H Herbert (71)	Trustee (since 2011); Independent Board Chair (since 2016).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.

Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since (2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	55

Trustee and Officer Information (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (65)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).
Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Martinez (59)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).
Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (49)	President (since 2019).

Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).

Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2011).

Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

56	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The iShares Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	57

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

AGM	Assured Guaranty Municipal Corp.

AMBAC	Ambac Assurance Corp.

BAM	Build America Mutual Assurance Co.

CLO	Collateralized Loan Obligation

COP	Certificates of Participation

ETM	Escrowed to Maturity

GO	General Obligation

GOL	General Obligation Limited

LIBOR	London Interbank Offered Rate

NPFGC	National Public Finance Guarantee Corp.

Currency Abbreviations

JPY	Japanese Yen

USD	United States Dollar

Portfolio Abbreviations - Fixed Income (continued)

Q-SBLF	Qualified School Bond Loan Fund

RB	Revenue Bond

SAP	Subject to Appropriations

SAW	State Aid Withholding

ST	Special Tax

Counterparty Abbreviations

GS	Goldman Sachs & Co.

58	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com     |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1008-1020

OCTOBER 31, 2020

2020 Annual Report

iShares U.S. ETF Trust

•	iShares Inflation Hedged Corporate Bond ETF | LQDI | Cboe BZX

•	iShares Interest Rate Hedged Corporate Bond ETF | LQDH | NYSE Arca

•	iShares Interest Rate Hedged High Yield Bond ETF | HYGH | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in early September 2020 before retreating amid concerns about a second wave of infections. In the United States, large-capitalization stocks advanced, outperforming small-capitalization stocks, which declined marginally during the reporting period. International equities from developed economies declined, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring emerging market stocks and tilting toward the quality factor for its resilience.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	13.29%	9.71%

U.S. small cap equities (Russell 2000® Index)	18.13	(0.14)

International equities (MSCI Europe, Australasia, Far East Index)	8.57	(6.86)

Emerging market equities (MSCI Emerging Markets Index)	20.96	8.25

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.92

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.63)	8.92

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.27	6.19

Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.87	3.55

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.73	3.42

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares U.S. ETF Trust

U.S. Bond Market Overview

The U.S. bond market advanced for the 12 months ended October 31, 2020 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 6.19%.

U.S. economic growth was unusually volatile during the reporting period, reflecting the sudden economic impact of the coronavirus pandemic and the subsequent recovery. Growth was negative in the first two quarters of 2020, with annualized contractions of -5.0% and -31.4%, respectively, as the U.S. officially entered recession for the first time since the 2008 financial crisis. The latter figure represented the largest quarterly economic contraction on record, as efforts to contain the virus through restrictions on travel and business led to widespread disruption of the U.S. economy.

Despite the continued presence of the coronavirus in the U.S., businesses and consumers adapted to the new conditions, and many states began to loosen restrictions on activity beginning May 2020. The U.S. economy rapidly rebalanced toward remote economic activity; working and shopping from home flourished, while traditional, in-person economic activity at malls, hotels, and restaurants remained subdued. Along with a significant series of fiscal stimulus measures, easing restrictions led to a large increase in consumer spending as many commercial activities resumed, and government payments to individuals boosted household incomes. Consequently, the economy began to show signs of recovery, growing at an annualized rate of 33.1% in the third quarter of 2020.

In response to the pandemic and subsequent economic downturn, the U.S. Federal Reserve (“Fed”) enacted two emergency decreases to short-term interest rates in March 2020, setting them near zero for only the second time in history. The Fed further acted to stabilize bond markets by implementing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities. The Fed later widened its program by directly purchasing corporate bonds for the first time, including high-yield bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing it to exceed its 2% target in order to stimulate the economy.

The pandemic-related volatility in the U.S. economy was reflected in bond yields (which are inversely related to prices). U.S. Treasury yields declined significantly beginning late February 2020, as uncertainty drove investors toward the most highly rated segment of the bond market, driving the yields on the two-, 10-, and 30-year U.S. Treasuries to record lows. Short-term U.S. Treasury yields declined more than long-term U.S. Treasuries, as the Fed committed to keeping interest rates near zero until at least 2023. However, returns for long-term U.S. Treasuries, which are more sensitive to interest rate changes, significantly exceeded returns from short-term U.S. Treasuries.

Corporate bond prices were also significantly impacted by the economic disruption. In February and March 2020, investors became concerned that sudden changes in consumer behavior could lead to a sharp increase in bankruptcies, which drove a significant increase in corporate bond yields. Consequently, prices of corporate bonds declined sharply, particularly lower-rated, high-yield bonds, which are considered to have a greater probability of default. However, Fed actions to support the corporate bond market and signs that defaults could be lower than anticipated drove a recovery in corporate bond prices, beginning in late March 2020.

Securitized bonds also advanced, particularly commercial mortgage backed securities (“CMBS”). Despite significant disruption to the commercial property market, CMBS showed resiliency later in the reporting period, and delinquencies declined after reaching an all-time high in June 2020.

4	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2020	iShares® Inflation Hedged Corporate Bond ETF

Investment Objective

The iShares Inflation Hedged Corporate Bond ETF (the “Fund”) seeks to mitigate the inflation risk of a portfolio composed of U.S. dollar-denominated, investment- grade corporate bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ Investment Grade Corporate Bond ETF. The Fund attempts to mitigate the inflation risk of the underlying fund by holding inflation swaps.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	8.00%	7.47%	8.00%	19.61%
Fund Market	8.09	7.75	8.09	20.39
Markit iBoxx® USD Liquid Investment Grade Inflation Hedged Index	8.54	7.88	8.54	20.67

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/8/18. The first day of secondary market trading was 5/10/18.

The Markit iBoxx® USD Liquid Investment Grade Inflation Hedged Index is an unmanaged index that is designed to reflect the inflation hedged performance of U.S. dollar-denominated investment-grade corporate debt.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$1,000.00	$1,111.30	$0.27		$1,000.00	$1,024.90	$0.25		0.05%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2020 (continued)	iShares® Inflation Hedged Corporate Bond ETF

Portfolio Management Commentary

The Fund posted a notable return for the reporting period. The benefit from the inflation hedge was negligible, so the Fund’s return was in line with unhedged market performance. Bond purchases by the Fed, which for the first time included buying individual corporate bonds, reduced yields on investment-grade corporate debt to historic lows amid the coronavirus pandemic.

On an unhedged basis, bank bonds were the most significant contributors to the Fund’s performance. Substantial investor demand for banks’ bonds was partly due to investors’ assessment that banks would benefit as the economy recovered. This confidence grew out of stronger balance sheets over the last decade and limited prospects of bank credit rating downgrades. Despite a significant increase in bond issuance by banks, investor demand remained robust.

Bonds of consumer non-cyclical companies also advanced, as their yields declined relative to consumer cyclical bonds during the pandemic-related recession. In the pharmaceuticals industry, brisk investor demand led to low yields, even amid an increase in bond issuance. Communications companies’ bonds also contributed to the Fund’s return, as demand remained solid at a time when increased numbers of people working at home benefited network owners. Technology industry bonds were contributors as well, as low yields induced companies with large cash reserves to issue new bonds, partly to fund stock buybacks.

The inflation hedge contributed significant volatility to the Index’s performance, as inflation expectations and corporate credit risk rapidly changed amid the uncertainty of the pandemic. The inflation hedge was executed with long-term Consumer Price Index swaps and adjusted with inflation expectations. Inflation expectations varied markedly, declining sharply with the pandemic and rising after monetary and fiscal policy responses, but expectations ultimately finished the reporting period at a level similar to the beginning of the reporting period.

The inflation hedge’s performance throughout the entire reporting period reflected relatively large shifts in inflation sentiment and market liquidity. In addition, the net performance for the reporting period reflected the return of investment-grade corporate bonds and relatively unchanged year-over-year inflation expectations.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	91.5%
Short-term Investments	48.1
Swaps, net cumulative depreciation	(0.3)
Other assets less liabilities	(39.3)

ALLOCATION BY CREDIT QUALITY (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)
Aaa	2.1%
Aa	7.7
A	42.9
Baa	44.6
Ba	2.2
Not Rated	0.5

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

6	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2020	iShares® Interest Rate Hedged Corporate Bond ETF

Investment Objective

The iShares Interest Rate Hedged Corporate Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, investment-grade corporate bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ Investment Grade Corporate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	0.79%	3.04%	1.71%	0.79%	16.16%	11.52%
Fund Market	0.87	3.09	1.75	0.87	16.42	11.78
Markit iBoxx® USD Liquid Investment Grade Interest Rate Hedged Swaps Index	0.05	3.30	2.11	0.05	17.64	14.37

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/27/14. The first day of secondary market trading was 5/28/14.

The Markit iBoxx® USD Liquid Investment Grade Interest Rate Hedged Swaps Index is an unmanaged index that is designed to reflect the duration hedged performance of U.S. dollar-denominated investment-grade corporate debt.

The Markit iBoxx® USD Liquid Investment Grade Interest Rate Hedged Swaps Index reflects the performance of the Markit iBoxx USD Liquid Investment Grade Interest Rate Hedged Index through June 16, 2016 and beginning June 17, 2016 reflects the performance of the Markit iBoxx® USD Liquid Investment Grade Interest Rate Hedged Swaps Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$1,000.00	$1,077.40	$0.52		$1,000.00	$1,024.60	$0.51		0.10%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2020 (continued)	iShares® Interest Rate Hedged Corporate Bond ETF

Portfolio Management Commentary

The Fund posted a slight gain for the reporting period despite the substantial negative impact of the interest rate hedge. Bond purchases by the Fed, which for the first time included buying individual corporate bonds, reduced yields on investment-grade corporate debt to historic lows amid the coronavirus pandemic.

On an unhedged basis, bank bonds were the most significant contributors to the Fund’s performance. Substantial investor demand for banks’ bonds was partly due to investors’ assessment that banks would benefit as the economy recovered. This confidence grew out of stronger balance sheets over the last decade and limited prospects of bank credit rating downgrades. Despite a significant increase in bond issuance by banks, investor demand remained robust.

Bonds of consumer non-cyclical companies also advanced, as their yields declined relative to consumer cyclical bonds during the pandemic-related recession. In the pharmaceuticals industry, brisk investor demand led to low yields, even amid an increase in bond issuance. Communications companies’ bonds also contributed to the Fund’s return, as demand remained solid at a time when increased numbers of people working at home benefited network owners. Technology industry bonds were contributors as well, as low yields induced companies with large cash reserves to issue new bonds, partly to fund stock buybacks.

Declining interest rates during the reporting period led to negative performance from hedging activity, which was the largest detractor from the Fund’s return. Typically, increasing interest rates reduce the price of existing bonds, meaning a rise in interest rates detracts from bond fund performance. Conversely, decreasing interest rates usually increase bond prices. An interest rate hedged fund attempts to avoid these fluctuations by offsetting interest rate risk, primarily using interest rate swaps and U.S. Treasury futures contracts.

The Fund’s interest rate hedge seeks near-zero interest rate sensitivity. Consequently, the Fund’s return was minimally affected by interest rate fluctuations during the reporting period. With interest rate sensitivity hedged, the Fund fluctuated based on direct exposure to the yield premium of investment-grade corporate bonds, independent of declining interest rates.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	98.9%
Short-term Investments	41.0
Swaps, net cumulative appreciation	0.9
Other assets less liabilities	(40.8)

ALLOCATION BY CREDIT QUALITY (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)
Aaa	2.1%
Aa	7.7
A	42.9
Baa	44.6
Ba	2.2
Not Rated	0.5

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

8	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2020	iShares® Interest Rate Hedged High Yield Bond ETF

Investment Objective

The iShares Interest Rate Hedged HighYield Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, high yield corporate bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares iBoxx $ High Yield Corporate Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(1.32)%	4.06%	2.19%	(1.32)%	21.99%	14.97%
Fund Market	(1.27)	4.08	2.21	(1.27)	22.16	15.08
Markit iBoxx® USD Liquid High Yield Interest Rate Hedged Swaps Index	(1.71)	4.41	2.63	(1.71)	24.10	18.15

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/27/14. The first day of secondary market trading was 5/28/14.

The Markit iBoxx® USD Liquid High Yield Interest Rate Hedged Swaps Index is an unmanaged index that reflects the duration hedged performance of U.S. dollar-denominated high yield corporate debt.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 11 for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$1,000.00	$1,068.10	$0.26		$1,000.00	$1,024.90	$0.25		0.05%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 11 for more information.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2020 (continued)	iShares® Interest Rate Hedged High Yield Bond ETF

Portfolio Management Commentary

The Fund posted a slight decline for the reporting period due to the negative impact of the interest rate hedge. The underlying high-yield bonds advanced modestly, as central banks deployed significant monetary stimulus measures to reduce the economic effect of the coronavirus and pandemic-related restrictions.

On an unhedged basis, bonds issued by U.S. companies contributed a substantial majority of the Fund’s return. High-yield credit spreads, the differences in yields between high-yield bonds and U.S. Treasuries, rose slightly during the reporting period amid high market volatility. In early 2020, credit spreads increased to the highest levels since the 2008 financial crisis, as investors sold other assets to raise cash in response to the coronavirus. High-yield spreads declined as central banks’ interest rate reductions and bond purchases restored liquidity to the markets, but they remained above pre-pandemic levels.

High-yield corporate bonds issued by companies in the consumer non-cyclical industry contributed the most to the Fund’s performance, partly due to the lower vulnerability of healthcare and pharmaceuticals companies to coronavirus-related economic disruptions. The consumer cyclical industry also contributed, as Fed purchases helped automotive bonds. On the downside, high-yield bonds of energy companies detracted from the Fund’s return amid rising defaults and bankruptcies in the oil industry.

Declining interest rates during the reporting period led to negative performance from hedging activity, which was the largest detractor from the Fund’s return. Typically, increasing interest rates reduce the price of existing bonds, meaning a rise in interest rates detracts from bond fund performance. Conversely, decreasing interest rates usually increase bond prices. An interest rate hedged fund attempts to avoid these fluctuations by offsetting interest rate risk, primarily using interest rate swaps and U.S. Treasury futures contracts.

The Fund’s interest rate hedge seeks near-zero interest rate sensitivity. Consequently, the Fund’s return was minimally affected by interest rate fluctuations during the reporting period. With interest rate sensitivity hedged, the Fund fluctuated based on direct exposure to the yield premium of high-yield corporate bonds, independent of declining interest rates.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	96.9%
Short-term Investments	52.0
Swaps, net cumulative depreciation	(0.7)
Other assets less liabilities	(48.2)

ALLOCATION BY CREDIT QUALITY (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)
Baa	2.4%
Ba	48.8
B	36.7
Caa	10.5
Ca	0.4
C	0.1
Not Rated	1.1

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

10	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	11

Schedule of Investments October 31, 2020	iShares® Inflation Hedged Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 91.6%
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)(b)	123,109	$16,463,367

Total Investment Companies — 91.6% (Cost: $15,608,849)		16,463,367

Short-Term Investments

Money Market Funds — 48.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.20%(a)(c)(d)	8,303,851	8,309,664
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.04%(a)(c)	330,000	330,000

		8,639,664

Total Short-Term Investments — 48.0% (Cost: $8,640,494)		8,639,664

Total Investments in Securities — 139.6% (Cost: $24,249,343)		25,103,031

Other Assets, Less Liabilities — (39.6)%		(7,124,215)

Net Assets — 100.0%		$17,978,816

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$8,314,606	(a)	$—	$(4,112)	$(830)	$8,309,664	8,303,851	$5,293	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	118,000	212,000	(a)	—	—	—	330,000	330,000	3,369		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	7,491,979	10,049,283		(1,216,782)	59,543	79,344	16,463,367	123,109	252,417		—

					$55,431	$78,514	$25,103,031		$261,079		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts 10-Year Ultra Long U.S. Treasury Bond	4	12/21/20	$629	$(8,281)
2-Year U.S. Treasury Note	1	12/31/20	221	(87)
5-Year U.S. Treasury Note	2	12/31/20	251	(540)
Long U.S. Treasury Bond	2	12/21/20	345	(5,690)

12	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® Inflation Hedged Corporate Bond ETF

Futures Contracts (continued)

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Ultra Long U.S. Treasury Bond	1	12/21/20	$215	$(6,803)

				(21,401)

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Reference	Frequency	Date	(000)	Value	(Received)	(Depreciation)

		U.S. CPI Urban
1.74%	At Termination	Consumers NSA	At Termination	08/22/22	$(10)	$23	$—	$23
		U.S. CPI Urban
0.25	At Termination	Consumers NSA	At Termination	04/03/23	(1,463)	45,677	18,320	27,357
		U.S. CPI Urban
2.29	At Termination	Consumers NSA	At Termination	05/15/23	(2,164)	(84,061)	(14,067)	(69,994)
		U.S. CPI Urban
1.75	At Termination	Consumers NSA	At Termination	08/21/23	(10)	28	—	28
		U.S. CPI Urban
1.80	At Termination	Consumers NSA	At Termination	08/20/25	(10)	60	—	60
		U.S. CPI Urban
1.81	At Termination	Consumers NSA	At Termination	08/20/25	(3,400)	19,198	12,145	7,053
		U.S. CPI Urban
0.88	At Termination	Consumers NSA	At Termination	04/09/27	(392)	24,332	2,657	21,675
		U.S. CPI Urban
2.37	At Termination	Consumers NSA	At Termination	05/15/28	(1,775)	(112,306)	41	(112,347)
		U.S. CPI Urban
2.19	At Termination	Consumers NSA	At Termination	12/04/28	(2,663)	(109,490)	(74,540)	(34,950)
		U.S. CPI Urban
1.89	At Termination	Consumers NSA	At Termination	08/20/30	(10)	170	—	170
		U.S. CPI Urban
1.90	At Termination	Consumers NSA	At Termination	08/20/30	(6,400)	103,819	33,649	70,170
		U.S. CPI Urban
2.40	At Termination	Consumers NSA	At Termination	05/15/48	(362)	(55,560)	(30,782)	(24,778)
		U.S. CPI Urban
1.83	At Termination	Consumers NSA	At Termination	10/18/49	(418)	33,217	(11,789)	45,006
		U.S. CPI Urban
1.94	At Termination	Consumers NSA	At Termination	08/22/50	(10)	620	—	620
		U.S. CPI Urban
1.95	At Termination	Consumers NSA	At Termination	08/22/50	(600)	34,946	16,730	18,216

						(99,327)	(47,636)	(51,691)

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2020	iShares® Inflation Hedged Corporate Bond ETF

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$83,542	$(131,178)	$190,378	$(242,069)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Interest Rate Contracts	Inflation Linked Contracts	Total

Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$—	$190,378	$190,378

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	21,401	—	21,401
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	242,069	242,069

	$21,401	$242,069	$263,470

(a)

Net cumulative appreciation (depreciation) on futures contracts and centrally cleared inflation swaps contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended October 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Interest Rate Contracts	Inflation Linked Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$77,922	$—	$77,922
Swaps	—	(205,269)	(205,269)

	$77,922	$(205,269)	$(127,347)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(5,436)	$—	$(5,436)
Swaps	—	334,308	334,308

	$(5,436)	$334,308	$328,872

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,407,848
Average notional value of contracts — short	$(235,806)
Inflation swaps:
Average notional value — pays fixed rate	$11,103,200

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

14	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® Inflation Hedged Corporate Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$16,463,367	$—	$—	$16,463,367
Money Market Funds	8,639,664	—	—	8,639,664

	$25,103,031	$—	$—	$25,103,031

Derivative financial instruments(a)
Assets
Swaps	$—	$190,378	$—	$190,378
Liabilities
Futures Contracts	(21,401)	—	—	(21,401)
Swaps	—	(242,069)	—	(242,069)

	$(21,401)	$(51,691)	$—	$(73,092)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments October 31, 2020	iShares® Interest Rate Hedged Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 98.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)(b)(c)	3,327,931	$445,044,213

Total Investment Companies — 98.9% (Cost: $438,779,428)		445,044,213

Short-Term Investments

Money Market Funds — 41.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.20%(a)(d)(e)	173,178,679	173,299,904
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.04%(a)(d)	11,240,000	11,240,000

		184,539,904

Total Short-Term Investments — 41.0% (Cost: $184,557,222)		184,539,904

Total Investments in Securities — 139.9% (Cost: $623,336,650)		629,584,117

Other Assets, Less Liabilities — (39.9)%		(179,580,465)

Net Assets — 100.0%		$450,003,652

(a)	Affiliate of the Fund.
(b)	All or a portion of the security has been pledged in connection with outstanding centrally cleared swaps.
(c)	All or a portion of this security is on loan.
(d)	Annualized 7-day yield as of period-end.
(e)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$1,295,098	$172,118,976	(a)	$—	$(96,835)	$(17,335)	$173,299,904	173,178,679	$144,986	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,321,000	8,919,000	(a)	—	—	—	11,240,000	11,240,000	19,192		—
iShares iBoxx $ Investment Grade Corporate Bond ETF	125,480,822	464,411,319		(157,138,547)	15,339,295	(3,048,676)	445,044,213	3,327,931	5,314,892		—

					$15,242,460	$(3,066,011)	$629,584,117		$5,479,070		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate(a)	Frequency	Date	Date	(000)	Value	(Received)	(Depreciation)

1.17%	Semi-annual	0.22%	Quarterly	N/A	12/08/21	$(41,731)	$(438,057)	$(324,446)	$(113,611)
0.23	Semi-annual	0.22	Quarterly	N/A	10/19/22	(57,770)	10,854	1,891	8,963
2.38	Semi-annual	0.22	Quarterly	N/A	01/12/23	(14,338)	(671,656)	(496,175)	(175,481)
2.46	Semi-annual	0.22	Quarterly	N/A	01/13/25	(52,048)	(4,563,105)	(2,933,063)	(1,630,042)
0.35	Semi-annual	0.22	Quarterly	N/A	09/22/25	(36,500)	162,303	25,761	136,542

16	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® Interest Rate Hedged Corporate Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate(a)	Frequency	Date	Date	(000)	Value	(Received)	(Depreciation)

0.40%	Semi-annual	0.22%	Quarterly	N/A	10/20/25	$(32,500)	$73,118	$502	$72,616
0.49	Semi-annual	0.22	Quarterly	N/A	09/22/27	(45,700)	453,884	29,833	424,051
3.25	Semi-annual	0.22	Quarterly	N/A	10/18/28	(24,960)	(4,931,572)	(4,797,786)	(133,786)
0.77	Semi-annual	0.22	Quarterly	N/A	04/01/30	(18,514)	124,789	(153,548)	278,337
0.71	Semi-annual	0.22	Quarterly	N/A	08/19/30	(16,790)	260,749	27,522	233,227
0.78	Semi-annual	0.22	Quarterly	N/A	10/21/30	(30,200)	316,378	551	315,827
0.91	Semi-annual	0.22	Quarterly	N/A	09/25/35	(25,000)	735,654	103,901	631,753
2.34	Semi-annual	0.22	Quarterly	N/A	12/08/36	(14,076)	(2,542,879)	(2,721,775)	178,896
1.11	Semi-annual	0.22	Quarterly	N/A	10/19/40	(25,000)	572,818	27,094	545,724
0.86	Semi-annual	0.22	Quarterly	N/A	03/30/45	(24,847)	2,269,436	900,585	1,368,851
1.16	Semi-annual	0.22	Quarterly	N/A	10/19/45	(500)	13,961	12	13,949
1.16	Semi-annual	0.22	Quarterly	N/A	10/19/45	(3,500)	94,981	62,309	32,672
1.06	Semi-annual	0.22	Quarterly	N/A	09/19/50	(25,415)	1,592,313	150,429	1,441,884
1.18	Semi-annual	0.22	Quarterly	N/A	10/19/50	(7,400)	223,429	191	223,238

							(6,242,602)	(10,096,212)	3,853,610

(a)	Represents 3-month LIBOR. Rate shown is the rate in effect as of period-end.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$1,330,581	$(11,426,793)	$5,906,530	$(2,052,920)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Interest Rate Contracts

Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$5,906,530

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	2,052,920

(a)

Net cumulative appreciation (depreciation) on centrally cleared interest rate swaps contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended October 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Interest Rate Contracts

Net Realized Gain (Loss) from:
Swaps	$(15,659,036)

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$14,758,081

Average Quarterly Balances of Outstanding Derivative Financial Instruments

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2020	iShares® Interest Rate Hedged Corporate Bond ETF

Interest rate swaps:
Average notional value — pays fixed rate	$244,229,200

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$445,044,213	$—	$—	$445,044,213
Money Market Funds	184,539,904	—	—	184,539,904

	$629,584,117	$—	$—	$629,584,117

Derivative financial instruments(a)
Assets
Swaps	$—	$5,906,530	$—	$5,906,530
Liabilities
Swaps	—	(2,052,920)	—	(2,052,920)

	$—	$3,853,610	$—	$3,853,610

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

18	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2020	iShares® Interest Rate Hedged High Yield Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 96.9%
iShares iBoxx $ High Yield Corporate Bond ETF(a)(b)	720,185	$60,409,118

Total Investment Companies — 96.9% (Cost: $63,508,265)		60,409,118

Short-Term Investments

Money Market Funds — 52.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.20%(a)(c)(d)	31,835,548	31,857,833
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.04%(a)(c)	550,000	550,000

		32,407,833

Total Short-Term Investments — 52.0% (Cost: $32,411,016)		32,407,833

Total Investments in Securities — 148.9% (Cost: $95,919,281)		92,816,951

Other Assets, Less Liabilities — (48.9)%		(30,491,796)

Net Assets — 100.0%		$62,325,155

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$49,951,105	$—	$(18,096,709	)(a)	$15,153	$(11,716)	$31,857,833	31,835,548	$180,729	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,324,000	—	(774,000	)(a)	—	—	550,000	550,000	13,017		—
iShares iBoxx $ High Yield Corporate Bond ETF	111,613,267	839,071	(46,692,882)		(3,929,287)	(1,421,051)	60,409,118	720,185	4,340,751		—

					$(3,914,134)	$(1,432,767)	$92,816,951		$4,534,497		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate(a)	Frequency	Date	Date	(000)	Value	(Received)	(Depreciation)

0.22%	Semi-annual	0.22%	Quarterly	N/A	09/19/22	$(12,350)	$4,253	$1,137	$3,116
2.38	Semi-annual	0.22	Quarterly	N/A	01/12/23	(11,135)	(521,613)	126,961	(648,574)
0.33	Semi-annual	0.22	Quarterly	N/A	09/15/25	(27,550)	145,205	11,045	134,160
0.77	Semi-annual	0.22	Quarterly	N/A	04/01/30	(3,060)	20,625	(12,805)	33,430
0.86	Semi-annual	0.22	Quarterly	N/A	03/30/45	(460)	42,015	13,803	28,212

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2020	iShares® Interest Rate Hedged High Yield Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate(a)	Frequency	Date	Date	(000)	Value	(Received)	(Depreciation)

0.87%	Semi-annual	0.22%	Quarterly	N/A	03/30/50	$(10)	$1,095	$0	$1,095
1.06	Semi-annual	0.22	Quarterly	N/A	09/19/50	(15)	940	39	901

							(307,480)	140,180	(447,660)

(a)	Represents 3-month LIBOR. Rate shown is the rate in effect as of period-end.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$152,985	$(12,805)	$200,914	$(648,574)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2020, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Interest Rate Contracts

Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$200,914

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	648,574

(a)

Net cumulative appreciation (depreciation) on centrally cleared interest rate swaps contracts are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended October 31, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

Interest Rate Contracts

Net Realized Gain (Loss) from:
Swaps	$(6,382,772)

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$3,202,019

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$81,553,800

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

20	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® Interest Rate Hedged High Yield Bond ETF

Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$60,409,118	$—	$—	$60,409,118
Money Market Funds	32,407,833	—	—	32,407,833

	$92,816,951	$—	$—	$92,816,951

Derivative financial instruments(a)
Assets
Swaps	$—	$200,914	$—	$200,914
Liabilities
Swaps	—	(648,574)	—	(648,574)

	$—	$(447,660)	$—	$(447,660)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	21

Statements of Assets and Liabilities

October 31, 2020

	iShares Inflation Hedged Corporate Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF	iShares Interest Rate Hedged High Yield Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Affiliated(b)	$25,103,031	$629,584,117	$92,816,951
Cash	3,050	—	256,207
Cash pledged:
Futures contracts	32,000	—	—
Centrally cleared swaps	1,170,000	—	1,100,000
Receivables:
Securities lending income — Affiliated	719	19,203	1,601
Variation margin on centrally cleared swaps	—	477,623	14,338
Dividends	20	45,792	60

Total assets	26,308,820	630,126,735	94,189,157

LIABILITIES
Bank overdraft	—	87,124	—
Collateral on securities loaned, at value	8,310,494	173,317,222	31,861,016
Payables:
Investments purchased	—	6,686,625	—
Variation margin on futures contracts	2,774	—	—
Variation margin on centrally cleared swaps	15,968	—	—
Investment advisory fees	768	32,112	2,986

Total liabilities	8,330,004	180,123,083	31,864,002

NET ASSETS	$17,978,816	$450,003,652	$62,325,155

NET ASSETS CONSIST OF:
Paid-in capital	$17,274,443	$463,543,262	$76,958,477
Accumulated earnings (loss)	704,373	(13,539,610)	(14,633,322)

NET ASSETS	$17,978,816	$450,003,652	$62,325,155

Shares outstanding	650,000	4,900,000	750,000

Net asset value	$27.66	$91.84	$83.10

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	None	None	None

(a) Securities loaned, at value	$8,096,549	$168,873,174	$31,292,189
(b) Investments, at cost — Affiliated	$24,249,343	$623,336,650	$95,919,281

See notes to financial statements.

22	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended October 31, 2020

	iShares Inflation Hedged Corporate Bond ETF	iShares Interest Rate Hedged Corporate Bond ETF	iShares Interest Rate Hedged High Yield Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$255,786	$5,334,084	$4,353,768
Interest — Unaffiliated	98	—	—
Securities lending income — Affiliated — net	5,293	144,986	180,729

Total investment income	261,177	5,479,070	4,534,497

EXPENSES
Investment advisory fees	19,406	600,962	570,295
Miscellaneous	—	264	264

Total expenses	19,406	601,226	570,559

Less:
Investment advisory fees waived	(14,555)	(400,642)	(526,426)

Total expenses after fees waived	4,851	200,584	44,133

Net investment income	256,326	5,278,486	4,490,364

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	55,431	48,481	(428,705)
In-kind redemptions — Affiliated	—	15,193,979	(3,485,429)
Futures contracts	77,922	—	—
Swaps	(205,269)	(15,659,036)	(6,382,772)
Payment by affiliate	3,562	—	—

Net realized loss	(68,354)	(416,576)	(10,296,906)

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	78,514	(3,066,011)	(1,432,767)
Futures contracts	(5,436)	—	—
Swaps	334,308	14,758,081	3,202,019

Net change in unrealized appreciation (depreciation)	407,386	11,692,070	1,769,252

Net realized and unrealized gain (loss)	339,032	11,275,494	(8,527,654)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$595,358	$16,553,980	$(4,037,290)

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Statements of Changes in Net Assets

	iShares Inflation Hedged Corporate Bond ETF		iShares Interest Rate Hedged Corporate Bond ETF

	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/20	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$256,326	$303,371	$5,278,486	$6,618,354
Net realized loss	(68,354)	(1,634)	(416,576)	(3,499,689)
Net change in unrealized appreciation (depreciation)	407,386	648,378	11,692,070	2,750,880

Net increase in net assets resulting from operations	595,358	950,115	16,553,980	5,869,545

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(257,076)	(309,024)	(4,725,247)	(9,510,227)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	9,742,193	(2,467,730)	311,943,315	(85,657,446)

NET ASSETS
Total increase (decrease) in net assets	10,080,475	(1,826,639)	323,772,048	(89,298,128)
Beginning of year	7,898,341	9,724,980	126,231,604	215,529,732

End of year	$17,978,816	$7,898,341	$450,003,652	$126,231,604

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

24	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Interest Rate Hedged High Yield Bond ETF

	Year Ended 10/31/20	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,490,364	$13,698,860
Net realized loss	(10,296,906)	(15,436,502)
Net change in unrealized appreciation (depreciation)	1,769,252	(60,696)

Net decrease in net assets resulting from operations	(4,037,290)	(1,798,338)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(3,757,382)	(13,632,971)
Return of capital	(29,722)	(46,369)

Decrease in net assets resulting from distributions to shareholders	(3,787,104)	(13,679,340)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(44,062,036)	(286,489,209)

NET ASSETS
Total decrease in net assets	(51,886,430)	(301,966,887)
Beginning of year	114,211,585	416,178,472

End of year	$62,325,155	$114,211,585

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Financial Highlights

(For a share outstanding throughout each period)

	iShares Inflation Hedged Corporate Bond ETF

					Period From
	Year Ended		Year Ended		05/08/18	(a)
	10/31/20		10/31/19		to 10/31/18

Net asset value, beginning of period	$26.33		$24.31		$25.00

Net investment income(b)	0.71		0.91		0.37
Net realized and unrealized gain (loss)(c)	1.36		2.01			(0.70)

Net increase (decrease) from investment operations	2.07		2.92			(0.33)

Distributions(d)
From net investment income	(0.74)		(0.90)			(0.36)

Total distributions	(0.74)		(0.90)			(0.36)

Net asset value, end of period	$27.66		$26.33		$24.31

Total Return
Based on net asset value	8.00	%(e)	12.26	%(f)	(1.34	)%(g)

Ratios to Average Net Assets
Total expenses(h)	0.20%		0.20%		0.20	%(i)

Total expenses after fees waived(h)	0.05%		0.05%		0.05	%(i)

Net investment income	2.64%		3.60%		3.04	%(i)

Supplemental Data
Net assets, end of period (000)	$17,979		$7,898		$9,725

Portfolio turnover rate(j)(k)	13%		0%		0	%(g)(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been 12.22%.
(g)	Not annualized.
(h)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(i)	Annualized.
(j)	Portfolio turnover rate excludes in-kind transactions.
(k)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(l)	Rounds to less than 1%.

See notes to financial statements.

26	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged Corporate Bond ETF

	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17		Year Ended 10/31/16

Net asset value, beginning of year	$93.50	$95.79	$96.62	$92.49		$92.13

Net investment income(a)	2.38	3.35	3.16	2.76		2.74
Net realized and unrealized gain (loss)(b)	(1.69)	(0.97)	(1.16)	3.73		(0.29)

Net increase from investment operations	0.69	2.38	2.00	6.49		2.45

Distributions(c)
From net investment income	(2.35)	(3.12)	(2.83)	(2.36)		(2.09)
From net realized gain	—	(1.55)	—	—		—

Total distributions	(2.35)	(4.67)	(2.83)	(2.36)		(2.09)

Net asset value, end of year	$91.84	$93.50	$95.79	$96.62		$92.49

Total Return
Based on net asset value	0.79%	2.63%	2.08%	7.11%		2.70%

Ratios to Average Net Assets
Total expenses(d)	0.30%	0.30%	0.30%	0.30%		0.30%

Total expenses after fees waived(d)	0.10%	0.10%	0.10%	0.10%		0.10%

Net investment income	2.64%	3.59%	3.27%	2.91%		3.01%

Supplemental Data
Net assets, end of year (000)	$450,004	$126,232	$215,530	$ 77,295		$ 32,372

Portfolio turnover rate(e)(f)	7%	4%	2%	0	%(g)	2%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(g)	Rounds to less than 1%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	27

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged High Yield Bond ETF

	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18		Year Ended 10/31/17	Year Ended 10/31/16

Net asset value, beginning of year	$87.86	$90.47	$91.78		$87.42	$87.66

Net investment income(a)	4.31	5.51	4.98		4.57	4.86
Net realized and unrealized gain (loss)(b)	(5.53)	(2.92)	(1.46)		4.21	(0.94)

Net increase (decrease) from investment operations	(1.22)	2.59	3.52		8.78	3.92

Distributions(c)
From net investment income	(3.51)	(5.18)	(4.83)		(4.42)	(4.16)
Return of capital	(0.03)	(0.02)	—		—	—

Total distributions	(3.54)	(5.20)	(4.83)		(4.42)	(4.16)

Net asset value, end of year	$83.10	$87.86	$90.47		$91.78	$87.42

Total Return
Based on net asset value	(1.32)%	3.00%	3.93%		10.26%	4.73%

Ratios to Average Net Assets
Total expenses(d)	0.65%	0.65%	0.65%		0.65%	0.65%

Total expenses after fees waived(d)	0.05%	0.05%	0.05%		0.05%	0.05%

Net investment income	5.12%	6.22%	5.46%		5.04%	5.78%

Supplemental Data
Net assets, end of year (000)	$62,325	$114,212	$416,178		$137,670	$30,596

Portfolio turnover rate(e)(f)	1%	1%	0	%(g)	0%	0	%(g)

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(e)	Portfolio turnover rate excludes in-kind transactions.
(f)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(g)	Rounds to less than 1%.

See notes to financial statements.

28	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Inflation Hedged Corporate Bond	Non-diversified
Interest Rate Hedged Corporate Bond	Diversified
Interest Rate Hedged High Yield Bond	Diversified

Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedules of investments for the underlying funds are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (continued)

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA as of October 31, 2020:

30	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Inflation Hedged Corporate Bond
BofA Securities, Inc.	$8,096,549	$8,096,549		$—	$—

Interest Rate Hedged Corporate Bond
Barclays Bank PLC	$55,135,943	$55,135,943		$—	$—
BofA Securities, Inc.	113,737,231	113,737,231		—	—

	168,873,174	168,873,174		—	—

Interest Rate Hedged High Yield Bond
Goldman Sachs & Co.	$29,807,513	$29,807,513		$—	$—
Jefferies LLC	1,484,676	1,484,676		—	—

	31,292,189	31,292,189		—	—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: U.S. Treasury futures are used by the iShares Inflation Hedged Corporate Bond ETF to mitigate the potential impact of interest rates on the performance of the bonds held by the Fund or its underlying fund. Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Funds’ counterparty on the swap. Each Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, each Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the schedule of investments and cash deposited is shown as cash pledged for centrally cleared swaps on the statement of assets and liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the statement of assets and liabilities. Pursuant to the contract, each Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the statement of assets and liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the statement of operations, including those at termination.

The iShares Inflation Hedged Corporate Bond ETF uses inflation swaps to mitigate the potential impact of inflation on the performance of the bonds held by the Fund or its underlying fund. The iShares Interest Rate Hedged Corporate Bond ETF and iShares Interest Rate Hedged High Yield Bond ETF use interest rate swaps to mitigate the potential impact of interest rates on the performance of the bonds held by each Fund or its underlying fund.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (continued)

perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Inflation Hedged Corporate Bond	0.20%
Interest Rate Hedged Corporate Bond	0.30
Interest Rate Hedged High Yield Bond	0.65

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses is a fund’s total annual operating expenses.

For the iShares Inflation Hedged Corporate Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2023 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares iBoxx $ Investment Grade Corporate Bond ETF (“LQD”), after taking into account any fee waivers by LQD, plus 0.05%.

For the iShares Interest Rate Hedged Corporate Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2022 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in LQD, after taking into account any fee waivers by LQD, plus 0.10%.

For the iShares Interest Rate Hedged High Yield Bond ETF, BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2022 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares iBoxx $ High Yield Corporate Bond ETF (“HYG”), after taking into account any fee waivers by HYG, plus 0.05%.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

32	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

iShares ETF	Fees Paid to BTC
Inflation Hedged Corporate Bond	$1,702
Interest Rate Hedged Corporate Bond	45,712
Interest Rate Hedged High Yield Bond	48,102

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

During the year ended October 31, 2020, iShares Inflation Hedged Corporate Bond ETF received a reimbursement of $3,562 from an affiliate, which is included in payment by affiliate in the statement of operations, related to an operating event.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

7.	PURCHASES AND SALES

For the year ended October 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Inflation Hedged Corporate Bond	$1,328,338	$1,216,782
Interest Rate Hedged Corporate Bond	13,641,280	15,336,764
Interest Rate Hedged High Yield Bond	839,070	4,076,347

For the year ended October 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Inflation Hedged Corporate Bond	$8,720,945	$—
Interest Rate Hedged Corporate Bond	450,770,040	141,801,783
Interest Rate Hedged High Yield Bond	—	42,616,534

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2020, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Inflation Hedged Corporate Bond	$(20)	$20
Interest Rate Hedged Corporate Bond	14,750,290	(14,750,290)
Interest Rate Hedged High Yield Bond	(3,557,725)	3,557,725

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/20	Year Ended 10/31/19

Inflation Hedged Corporate Bond
Ordinary income	$257,076	$309,024

Interest Rate Hedged Corporate Bond
Ordinary income	$4,725,247	$6,324,931
Long-term capital gains	—	3,185,296

	$4,725,247	$9,510,227

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Notes to Financial Statements (continued)

iShares ETF	Year Ended 10/31/20	Year Ended 10/31/19

Interest Rate Hedged High Yield Bond
Ordinary income	$3,757,382	$13,632,971
Return of capital	29,722	46,369

	$3,787,104	$13,679,340

As of October 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses	)(b)	Total

Inflation Hedged Corporate Bond	$(93,761)	$798,134		$704,373
Interest Rate Hedged Corporate Bond	(23,630,985)	10,091,375		(13,539,610)
Interest Rate Hedged High Yield Bond	(11,079,497)	(3,553,825)		(14,633,322)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

As of October 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Inflation Hedged Corporate Bond	$24,253,206	$798,964	$(830)	$798,134
Interest Rate Hedged Corporate Bond	623,346,352	10,108,693	(17,318)	10,091,375
Interest Rate Hedged High Yield Bond	95,923,116	—	(3,553,825)	(3,553,825)

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the

34	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/20		Year Ended 10/31/19

iShares ETF	Shares	Amount	Shares	Amount

Inflation Hedged Corporate Bond
Shares sold	350,000	$9,742,193	—	$—
Shares redeemed	—	—	(100,000)	(2,467,730)

Net increase (decrease)	350,000	9,742,193	(100,000)	(2,467,730)

Interest Rate Hedged Corporate Bond
Shares sold	5,150,000	457,227,626	1,100,000	101,230,335
Shares redeemed	(1,600,000)	(145,284,311)	(2,000,000)	(186,887,781)

Net increase (decrease)	3,550,000	311,943,315	(900,000)	(85,657,446)

Interest Rate Hedged High Yield Bond
Shares sold	—	—	550,000	49,117,336
Shares redeemed	(550,000)	(44,062,036)	(3,850,000)	(335,606,545)

Net decrease	(550,000)	(44,062,036)	(3,300,000)	(286,489,209)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

N O T E S T O F I N A N C I A L S T A T E M E N T S	35

Notes to Financial Statements (continued)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

36	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and

Shareholders of iShares Inflation Hedged Corporate Bond ETF,

iShares Interest Rate Hedged Corporate Bond ETF and

iShares Interest Rate Hedged High Yield Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares Inflation Hedged Corporate Bond ETF, iShares Interest Rate Hedged Corporate Bond ETF and iShares Interest Rate Hedged High Yield Bond ETF (three of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related statements of operations for the year ended October 31, 2020, the statements of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	37

Important Tax Information (unaudited)

For the fiscal year ended October 31, 2020, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Inflation Hedged Corporate Bond	$196,723
Interest Rate Hedged Corporate Bond	2,189,854
Interest Rate Hedged High Yield Bond	2,067,098

The Funds hereby designate the following amounts of distributions from direct federal obligation interest for the fiscal year ended October 31, 2020:

iShares ETF	Federal Obligation Interest
Inflation Hedged Corporate Bond	$334
Interest Rate Hedged Corporate Bond	2,790
Interest Rate Hedged High Yield Bond	3,098

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

38	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Inflation Hedged Corporate Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	39

Board Review and Approval of Investment Advisory Contract  (continued)

that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Interest Rate Hedged Corporate Bond ETF, iShares Interest Rate Hedged High Yield Bond ETF (each the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the

40	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	41

Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

42	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Inflation Hedged Corporate Bond(a)	$0.723272	$—	$0.012289	$0.735561	98%	—%	2%	100%
Interest Rate Hedged Corporate Bond(a)	2.307099	—	0.045016	2.352115	98	—	2	100
Interest Rate Hedged High Yield Bond(a)	3.446805	—	0.091066	3.537871	97	—	3	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	43

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of October 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (63)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (71)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

44	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (59)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	45

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The iShares Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

46	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

CPI	Consumer Price Index

LIBOR	London Interbank Offered Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	47

Additional Financial Information

Schedules of Investments (Unaudited)

October 31, 2020

Statements of Assets and Liabilities (Unaudited)

October 31, 2020

Audited Financial Statements

February 29, 2020

iShares Trust

iShares iBoxx $ High Yield Corporate Bond ETF | HYG | NYSE Arca

iShares iBoxx $ Investment Grade Corporate Bond ETF | LQD | NYSE Arca

Schedule of Investments (unaudited) October 31, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.5%
Lamar Media Corp.
3.75%, 02/15/28 (Call 02/15/23)(a)	$14,752	$14,687,460
4.00%, 02/15/30 (Call 02/15/25)	11,420	11,534,200
4.88%, 01/15/29 (Call 01/15/24)	8,221	8,549,840
5.75%, 02/01/26 (Call 02/01/21)(a)	11,493	11,891,807
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.63%, 03/15/30 (Call 03/15/25)(a)(b)	11,579	10,652,680
5.00%, 08/15/27 (Call 08/15/22)(a)(b)	15,075	14,321,250
5.63%, 02/15/24 (Call 11/30/20)(a)	6,742	6,849,467
6.25%, 06/15/25 (Call 06/15/22)(b)	6,759	6,889,956
Terrier Media Buyer Inc., 8.88%, 12/15/27 (Call 12/15/22)(b)	22,542	23,085,713

		108,462,373

Aerospace & Defense — 2.0%
Howmet Aerospace Inc.
5.13%, 10/01/24 (Call 07/01/24)(a)	25,995	27,354,538
5.87%, 02/23/22(a)	5,954	6,265,096
6.88%, 05/01/25 (Call 04/01/25)(a)	28,491	31,696,237
Rolls-Royce PLC
3.63%, 10/14/25 (Call 07/14/25)(b)	8,900	8,488,375
5.75%, 10/15/27 (Call 07/15/27)(b)	5,790	5,869,613
Signature Aviation U.S. Holdings Inc.
4.00%, 03/01/28 (Call 03/01/23)(a)(b)	15,213	14,737,594
5.38%, 05/01/26 (Call 05/01/21)(a)(b)	9,963	10,099,991
Spirit AeroSystems Inc.
4.60%, 06/15/28 (Call 03/15/28)(a)	15,445	12,855,028
5.50%, 01/15/25 (Call 10/15/22)(b)	5,650	5,743,726
7.50%, 04/15/25 (Call 04/15/22)(b)	30,140	30,441,400
SSL Robotics LLC, 9.75%, 12/31/23 (Call 12/15/21)(b)	18,567	20,609,370
TransDigm Inc.
5.50%, 11/15/27 (Call 11/15/22)(a)	61,506	59,917,097
6.25%, 03/15/26 (Call 03/15/22)(a)(b)	99,582	103,565,280
6.38%, 06/15/26 (Call 06/15/21)(a)	21,180	21,120,696
6.50%, 07/15/24 (Call 11/30/20)(a)	23,942	23,945,326
6.50%, 05/15/25 (Call 11/30/20)(a)	14,431	14,431,000
7.50%, 03/15/27 (Call 03/15/22)(a)	11,930	12,316,606
8.00%, 12/15/25 (Call 04/08/22)(a)(b)	21,914	23,728,479
TransDigm UK Holdings PLC, 6.88%, 05/15/26 (Call 05/15/21)(a)	9,528	9,432,720
Triumph Group Inc.
6.25%, 09/15/24 (Call 11/30/20)(b)	12,219	10,569,435
7.75%, 08/15/25 (Call 11/30/20)(a)	12,709	8,273,559
8.88%, 06/01/24 (Call 02/01/23)(a)(b)	9,799	10,398,342

		471,859,508

Agriculture — 0.3%
JBS Investments II GmbH
5.75%, 01/15/28 (Call 07/15/22)(a)(b)	12,961	13,584,652
7.00%, 01/15/26 (Call 01/15/22)(b)	21,307	22,713,049
Vector Group Ltd.
6.13%, 02/01/25 (Call 11/30/20)(b)	17,407	17,402,648
10.50%, 11/01/26 (Call 11/01/21)(a)(b)	13,212	13,608,360

		67,308,709

Airlines — 0.7%
American Airlines Group Inc.
3.75%, 03/01/25(a)(b)	12,099	5,734,926
5.00%, 06/01/22(b)	19,671	12,835,327
American Airlines Inc., 11.75%, 07/15/25(b)	50,740	49,372,557

Security	Par (000)	Value

Airlines (continued)
Delta Air Lines Inc.
2.90%, 10/28/24 (Call 09/28/24)(a)	$20,599	$17,958,208
3.63%, 03/15/22 (Call 02/15/22)	8,598	8,398,090
3.75%, 10/28/29 (Call 07/28/29)	14,754	12,196,542
3.80%, 04/19/23 (Call 03/19/23)	10,659	10,174,815
4.38%, 04/19/28 (Call 01/19/28)(a)	12,134	10,465,575
7.38%, 01/15/26 (Call 12/15/25)(a)	26,499	27,426,465
United Airlines Holdings Inc., 4.25%, 10/01/22(a)	9,214	8,374,991

		162,937,496

Apparel — 0.4%
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)(b)	18,229	18,986,415
4.88%, 05/15/26 (Call 02/15/26)(a)(b)	22,755	24,370,605
5.38%, 05/15/25 (Call 05/15/22)(b)	10,508	11,046,535
Levi Strauss & Co., 5.00%, 05/01/25 (Call 11/30/20)(a)	20,337	20,832,714
William Carter Co. (The)
5.50%, 05/15/25 (Call 05/15/22)(b)	9,969	10,495,862
5.63%, 03/15/27 (Call 03/15/22)(a)(b)	10,220	10,750,162

		96,482,293

Auto Manufacturers — 3.5%
Allison Transmission Inc.
4.75%, 10/01/27 (Call 10/01/22)(a)(b)	8,108	8,366,199
5.00%, 10/01/24 (Call 11/10/20)(b)	21,750	21,958,256
5.88%, 06/01/29 (Call 06/01/24)(a)(b)	11,050	12,068,810
Aston Martin Capital Holdings Ltd., 10.50%, 11/30/25	3,340	3,340,000
Fiat Chrysler Automobiles NV, 5.25%, 04/15/23(a)	35,761	37,899,150
Ford Motor Co.
4.35%, 12/08/26 (Call 09/08/26)(a)	17,337	17,597,575
8.50%, 04/21/23	85,270	94,116,762
9.00%, 04/22/25 (Call 03/22/25)	88,049	103,869,644
9.63%, 04/22/30 (Call 01/22/30)(a)	30,809	41,190,287
Ford Motor Credit Co. LLC
2.98%, 08/03/22 (Call 07/03/22)(a)	2,974	2,945,946
3.09%, 01/09/23(a)	19,287	19,094,130
3.10%, 05/04/23(a)	9,131	8,995,527
3.34%, 03/28/22 (Call 02/28/22)	4,355	4,340,483
3.35%, 11/01/22(a)	16,615	16,552,694
3.37%, 11/17/23(a)	18,495	18,290,954
3.66%, 09/08/24(a)	12,962	12,832,380
3.81%, 01/09/24 (Call 11/09/23)(a)	14,706	14,688,500
3.82%, 11/02/27 (Call 08/02/27)	9,892	9,560,786
4.06%, 11/01/24 (Call 10/01/24)(a)	14,922	14,963,782
4.13%, 08/04/25(a)	16,338	16,254,529
4.13%, 08/17/27 (Call 06/17/27)	21,510	21,187,350
4.14%, 02/15/23 (Call 01/15/23)(a)	8,311	8,387,886
4.25%, 09/20/22(a)	12,350	12,529,659
4.27%, 01/09/27 (Call 11/09/26)	19,367	19,268,358
4.38%, 08/06/23(a)	5,644	5,757,444
4.39%, 01/08/26	17,839	17,926,773
4.54%, 08/01/26 (Call 06/01/26)(a)	6,589	6,664,229
4.69%, 06/09/25 (Call 04/09/25)(a)	7,682	7,851,196
5.11%, 05/03/29 (Call 02/03/29)(a)	19,918	20,689,822
5.13%, 06/16/25 (Call 05/16/25)(a)	59,795	62,248,987
5.58%, 03/18/24 (Call 02/18/24)	22,021	23,088,138
Jaguar Land Rover Automotive PLC
4.50%, 10/01/27 (Call 07/01/27)(a)(b)	12,550	10,451,013
5.63%, 02/01/23 (Call 11/30/20)(a)(b)	11,958	11,581,144
7.75%, 10/15/25 (Call 10/15/22)(b)	17,065	17,187,655

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
Navistar International Corp.
6.63%, 11/01/25 (Call 11/10/20)(a)(b)	$33,564	$34,703,498
9.50%, 05/01/25 (Call 05/01/22)(b)	12,092	13,399,448
Tesla Inc., 5.30%, 08/15/25 (Call 11/30/20)(b)	39,814	41,217,527

		813,066,521

Auto Parts & Equipment — 1.3%
Adient Global Holdings Ltd., 4.88%, 08/15/26 (Call 08/15/21)(a)(b)	20,407	19,537,196
Adient U.S. LLC
7.00%, 05/15/26 (Call 05/15/22)(b)	14,902	15,892,426
9.00%, 04/15/25 (Call 04/15/22)(b)	11,998	13,209,198
American Axle & Manufacturing Inc.
6.25%, 04/01/25 (Call 11/30/20)(a)	13,959	14,085,469
6.25%, 03/15/26 (Call 03/15/21)(a)	8,044	8,064,914
6.50%, 04/01/27 (Call 04/01/22)	10,980	11,031,157
6.88%, 07/01/28 (Call 07/01/23)(a)	10,485	10,681,594
Clarios Global LP, 6.75%, 05/15/25 (Call 05/15/22)(b)	6,250	6,610,000
Clarios Global LP/Clarios US Finance Co.
6.25%, 05/15/26 (Call 05/15/22)(a)(b)	20,546	21,413,041
8.50%, 05/15/27 (Call 05/15/22)(a)(b)	45,676	47,693,737
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 11/30/20)(a)(b)	8,064	8,326,080
Dana Inc.
5.38%, 11/15/27 (Call 11/15/22)(a)	7,882	8,149,368
5.50%, 12/15/24 (Call 11/30/20)(a)	8,107	8,247,184
5.63%, 06/15/28 (Call 06/15/23)	10,310	10,812,509
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)(a)	16,689	16,230,053
5.00%, 05/31/26 (Call 05/31/21)(a)	20,442	20,180,342
5.13%, 11/15/23 (Call 11/30/20)(a)	20,593	20,457,241
9.50%, 05/31/25 (Call 05/31/22)	15,184	16,672,336
ZF North America Capital Inc.
4.50%, 04/29/22(b)	15,365	15,748,198
4.75%, 04/29/25(a)(b)	23,598	24,376,312

		317,418,355

Banks — 1.6%
CIT Group Inc.
3.93%, 06/19/24 (Call 06/19/23)(a)(c)	9,807	10,206,027
4.13%, 03/09/21 (Call 02/09/21)	395	397,133
4.75%, 02/16/24 (Call 11/16/23)(a)	10,002	10,739,648
5.00%, 08/15/22	22,914	24,260,197
5.00%, 08/01/23(a)	17,153	18,460,916
5.25%, 03/07/25 (Call 12/07/24)(a)	10,624	11,863,467
6.13%, 03/09/28	8,075	9,833,654
Commerzbank AG, 8.13%, 09/19/23(a)(b)	21,465	24,634,767
Deutsche Bank AG, 4.30%, 05/24/28 (Call 05/24/23)(c)	32,511	31,468,489
Deutsche Bank AG/New York NY 4.88%, 12/01/32 (Call 12/01/27)(a)(c)	22,082	21,299,951
5.88%, 07/08/31 (Call 04/08/30)(a)(c)	11,353	12,048,727
Fifth Third Bancorp., Series H, 5.10%, (Call 06/30/23)(a)(c)(d)	13,388	12,626,677
Freedom Mortgage Corp. 7.63%, 05/01/26 (Call 05/01/23)(b)	14,960	14,913,325
8.13%, 11/15/24 (Call 11/30/20)(b)	8,709	8,778,751
8.25%, 04/15/25 (Call 04/15/21)(a)(b)	16,183	16,394,997
Intesa Sanpaolo SpA, 5.02%, 06/26/24(b)	46,747	49,333,011
UniCredit SpA 5.46%, 06/30/35 (Call 06/30/30)(b)(c)	36,327	36,850,196
5.86%, 06/19/32 (Call 06/19/27)(a)(b)(c)	17,973	18,906,225

Security	Par (000)	Value

Banks (continued)
7.30%, 04/02/34 (Call 04/02/29)(b)(c)	$27,557	$31,423,677

		364,439,835

Building Materials — 0.9%
Builders FirstSource Inc. 5.00%, 03/01/30 (Call 03/01/25)(a)(b)	13,633	14,348,732
6.75%, 06/01/27 (Call 06/01/22)(a)(b)	16,014	17,175,015
Cornerstone Building Brands Inc. 6.13%, 01/15/29 (Call 09/15/23)(b)	11,670	11,936,076
8.00%, 04/15/26 (Call 04/15/21)(b)	7,209	7,481,912
Griffon Corp., 5.75%, 03/01/28 (Call 03/01/23)	22,954	24,073,007
Jeld-Wen Inc. 4.63%, 12/15/25 (Call 12/15/20)(a)(b)	8,402	8,497,195
4.88%, 12/15/27 (Call 12/15/22)(a)(b)	7,460	7,682,308
Standard Industries Inc./NJ 3.38%, 01/15/31 (Call 07/15/25)(b)	16,874	16,445,127
4.38%, 07/15/30 (Call 07/15/25)(b)	28,943	29,827,611
4.75%, 01/15/28 (Call 01/15/23)(a)(b)	23,463	24,518,835
5.00%, 02/15/27 (Call 02/15/22)(a)(b)	23,497	24,290,024
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29 (Call 07/15/23)(a)(b)	15,342	15,802,260

		202,078,102

Chemicals — 1.4%
Ashland LLC, 4.75%, 08/15/22 (Call 05/15/22)	2	2,093
Axalta Coating Systems LLC, 4.88%, 08/15/24 (Call 11/10/20)(a)(b)	5,324	5,423,263
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (Call 06/15/23)(b)	15,703	16,443,985
Blue Cube Spinco LLC 9.75%, 10/15/23 (Call 11/30/20)(a)	679	698,542
10.00%, 10/15/25 (Call 11/30/20)(a)	4,207	4,439,500
CF Industries Inc., 3.45%, 06/01/23(a)	15,358	15,722,752
Chemours Co. (The) 5.38%, 05/15/27 (Call 02/15/27)(a)	13,321	13,004,626
6.63%, 05/15/23 (Call 11/30/20)	15,709	15,632,957
7.00%, 05/15/25 (Call 11/30/20)(a)	15,380	15,503,194
Methanex Corp. 5.13%, 10/15/27 (Call 04/15/27)	14,739	14,971,876
5.25%, 12/15/29 (Call 09/15/29)(a)	16,333	16,549,024
NOVA Chemicals Corp. 4.88%, 06/01/24 (Call 03/03/24)(a)(b)	22,625	22,380,650
5.00%, 05/01/25 (Call 01/31/25)(a)(b)	10,339	10,209,762
5.25%, 08/01/23 (Call 11/30/20)(a)(b)	9,211	9,144,924
5.25%, 06/01/27 (Call 03/03/27)(a)(b)	23,487	22,830,036
OCI NV 4.63%, 10/15/25 (Call 10/15/22)(b)	5,900	5,973,485
5.25%, 11/01/24 (Call 11/01/21)(b)	14,956	15,292,510
Olin Corp. 5.00%, 02/01/30 (Call 02/01/24)(a)	13,041	13,122,506
5.13%, 09/15/27 (Call 03/15/22)(a)	10,133	10,340,423
5.63%, 08/01/29 (Call 08/01/24)(a)	16,724	17,227,058
9.50%, 06/01/25 (Call 03/01/25)(b)	9,328	11,028,401
Tronox Finance PLC, 5.75%, 10/01/25 (Call 11/30/20)(a)(b)	9,652	9,638,246
Tronox Inc. 6.50%, 05/01/25 (Call 05/01/22)(a)(b)	8,285	8,729,995
6.50%, 04/15/26 (Call 04/15/21)(a)(b)	15,510	15,750,560
Valvoline Inc. 4.25%, 02/15/30 (Call 02/15/25)(b)	13,986	14,234,033

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
4.38%, 08/15/25 (Call 11/30/20)(a)	$14,997	$15,428,164
WR Grace & Co-Conn, 4.88%, 06/15/27 (Call 06/15/23)(b)	16,096	16,788,289

		336,510,854

Commercial Services — 3.6%
ADT Security Corp. (The)
3.50%, 07/15/22	18,402	18,712,074
4.13%, 06/15/23(a)	16,903	17,583,346
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.63%, 07/15/26 (Call 07/15/22)(b)	43,104	45,126,009
9.75%, 07/15/27 (Call 07/15/22)(a)(b)	22,826	24,463,994
APX Group Inc.
6.75%, 02/15/27 (Call 02/15/23)(b)	12,678	13,213,012
7.63%, 09/01/23 (Call 11/30/20)	7,441	7,513,550
7.88%, 12/01/22 (Call 11/30/20)	11,626	11,608,328
Avis Budget Car Rental LLC/Avis Budget Finance Inc.
5.75%, 07/15/27 (Call 07/15/22)(a)(b)	9,245	8,649,853
10.50%, 05/15/25 (Call 05/15/22)(b)	10,086	11,624,115
Brink’s Co. (The)
4.63%, 10/15/27 (Call 10/15/22)(a)(b)	12,626	12,878,615
5.50%, 07/15/25 (Call 07/15/22)(b)	8,206	8,513,725
Garda World Security Corp.
4.63%, 02/15/27 (Call 02/15/23)(a)(b)	13,484	13,204,323
9.50%, 11/01/27 (Call 11/01/22)(a)(b)	12,046	12,872,011
Gartner Inc.
3.75%, 10/01/30 (Call 10/01/25)(b)	14,018	14,334,807
4.50%, 07/01/28 (Call 07/01/23)(a)(b)	21,391	22,344,611
Herc Holdings Inc., 5.50%, 07/15/27 (Call 07/15/22)(a)(b)	26,421	27,134,367
Jaguar Holding Co. II/PPD Development LP
4.63%, 06/15/25 (Call 06/15/22)(a)(b)	7,559	7,814,116
5.00%, 06/15/28 (Call 06/15/23)(a)(b)	17,472	18,167,560
MPH Acquisition Holdings LLC, 5.75%, 11/01/28 (Call 11/01/23)(b)	21,755	21,374,287
Nielsen Co Luxembourg Sarl (The)
5.00%, 02/01/25 (Call 11/30/20)(a)(b)	13,579	13,948,349
5.50%, 10/01/21 (Call 11/30/20)(b)	2,673	2,677,032
Nielsen Finance LLC/Nielsen Finance Co.
5.00%, 04/15/22 (Call 11/30/20)(a)(b)	21,136	21,162,420
5.63%, 10/01/28 (Call 10/01/23)(b)	12,365	12,782,319
5.88%, 10/01/30 (Call 10/01/25)(a)(b)	12,397	13,000,726
Prime Security Services Borrower LLC/Prime Finance Inc.
3.38%, 08/31/27 (Call 08/31/26)(b)	16,444	15,828,226
5.25%, 04/15/24(a)(b)	15,724	16,429,615
5.75%, 04/15/26(a)(b)	35,642	37,958,730
6.25%, 01/15/28 (Call 01/15/23)(b)	28,778	29,029,353
Refinitiv U.S. Holdings Inc.
6.25%, 05/15/26 (Call 11/15/21)(a)(b)	26,370	28,166,588
8.25%, 11/15/26 (Call 11/15/21)(a)(b)	34,668	37,736,118
Sabre GLBL Inc.
5.25%, 11/15/23 (Call 11/30/20)(a)(b)	9,804	9,644,685
7.38%, 09/01/25 (Call 09/01/22)(a)(b)	19,297	19,717,675
9.25%, 04/15/25 (Call 03/16/25)(a)(b)	17,689	19,590,567
Service Corp. International/U.S.
3.38%, 08/15/30 (Call 08/15/25)	18,769	19,003,612
4.63%, 12/15/27 (Call 12/15/22)	11,051	11,686,433
5.13%, 06/01/29 (Call 06/01/24)(a)	17,594	19,221,445

Security	Par (000)	Value

Commercial Services (continued)
United Rentals North America Inc.
3.88%, 11/15/27 (Call 11/15/22)	$19,308	$20,053,868
3.88%, 02/15/31 (Call 08/15/25)(a)	18,251	18,430,577
4.00%, 07/15/30 (Call 07/15/25)(a)	19,822	20,220,422
4.88%, 01/15/28 (Call 01/15/23)(a)	38,216	40,126,800
5.25%, 01/15/30 (Call 01/15/25)(a)	18,382	19,921,492
5.50%, 05/15/27 (Call 05/15/22)(a)	20,797	22,122,809
5.88%, 09/15/26 (Call 09/15/21)(a)	20,330	21,392,039
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 08/15/21)(b)	23,851	25,607,457

		832,592,060

Computers — 1.2%
Banff Merger Sub Inc., 9.75%, 09/01/26 (Call 09/01/21)(a)(b)	33,782	35,449,986
Dell International LLC/EMC Corp., 7.13%, 06/15/24 (Call 11/16/20)(b)	37,807	39,192,626
Diebold Nixdorf Inc.
8.50%, 04/15/24 (Call 11/30/20)(a)	10,744	9,777,040
9.38%, 07/15/25 (Call 07/15/22)(b)	12,974	13,752,440
EMC Corp., 3.38%, 06/01/23 (Call 03/01/23)(a)	21,718	22,142,580
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 11/30/20)(a)(b)	13,666	4,029,830
NCR Corp.
5.00%, 10/01/28 (Call 10/01/23)(b)	14,461	14,328,487
5.25%, 10/01/30 (Call 10/01/25)(a)(b)	11,430	11,362,792
5.75%, 09/01/27 (Call 09/01/22)(a)(b)	9,520	9,781,800
6.13%, 09/01/29 (Call 09/01/24)(a)(b)	11,295	11,873,869
8.13%, 04/15/25 (Call 04/15/22)(a)(b)	5,070	5,521,331
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25 (Call 11/10/20)(b)	27,176	27,610,816
Vericast Corp.
8.38%, 08/15/22 (Call 11/30/20)(b)	13,506	13,303,410
9.25%, 03/01/21 (Call 11/27/20)(b)	2,723	2,728,119
Vericast Corp./Harland Clarke/Checks in the Mail/Valassis Comm/Valassis Direct, 12.50%, 05/01/24 (Call 11/30/20)(a)(b)	4,435	4,523,633
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(a)	51,244	55,096,268

		280,475,027

Cosmetics & Personal Care — 0.2%
Avon International Capital PLC, 6.50%, 08/15/22 (Call 11/02/20)(b)	5,646	5,748,545
Avon International Operations Inc., 7.88%, 08/15/22 (Call 11/02/20)(a)(b)	11,428	11,641,132
Avon Products Inc., 7.00%, 03/15/23	11,858	12,806,640
Edgewell Personal Care Co.
4.70%, 05/24/22(a)	10,126	10,415,314
5.50%, 06/01/28 (Call 06/01/23)(b)	15,673	16,495,833

		57,107,464

Distribution & Wholesale — 0.5%
American Builders & Contractors Supply Co. Inc.
4.00%, 01/15/28 (Call 01/15/23)(a)(b)	16,851	17,094,637
5.88%, 05/15/26 (Call 05/15/21)(a)(b)	6,624	6,842,592
Avient Corp.
5.25%, 03/15/23(a)	11,990	12,863,771
5.75%, 05/15/25 (Call 05/15/22)(b)	12,790	13,509,437
Core & Main LP, 6.13%, 08/15/25 (Call 11/30/20)(a)(b)	15,550	15,831,887
Performance Food Group Inc., 5.50%, 10/15/27 (Call 10/15/22)(a)(b)	23,245	23,819,500

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Distribution & Wholesale (continued)
Wolverine Escrow LLC
8.50%, 11/15/24 (Call 11/15/21)(a)(b)	$13,766	$10,668,221
9.00%, 11/15/26 (Call 11/15/22)(b)	19,773	15,120,413
13.13%, 11/15/27 (Call 11/15/22)(a)(b)	12,027	8,253,529

		124,003,987

Diversified Financial Services — 2.3%
AerCap Holdings NV, 5.88%, 10/10/79 (Call 10/10/24)(a)(c)	18,971	14,969,931
Ally Financial Inc., 5.75%, 11/20/25 (Call 10/21/25)(a)	23,192	26,359,099
Genworth Mortgage Holdings Inc., 6.50%, 08/15/25 (Call 02/15/25)(b)	17,476	18,218,730
LPL Holdings Inc.
4.63%, 11/15/27 (Call 11/15/22)(a)(b)	7,886	8,083,150
5.75%, 09/15/25 (Call 11/10/20)(b)	18,677	19,337,232
Nationstar Mortgage Holdings Inc.
5.50%, 08/15/28 (Call 08/15/23)(b)	19,625	19,531,014
6.00%, 01/15/27 (Call 01/15/23)(b)	13,058	13,058,000
9.13%, 07/15/26 (Call 07/15/21)(a)(b)	14,743	15,751,237
Navient Corp.
5.00%, 03/15/27 (Call 09/15/26)(a)	15,220	14,197,977
5.50%, 01/25/23	19,406	19,321,099
5.88%, 10/25/24	9,205	9,126,942
6.13%, 03/25/24(a)	21,119	21,345,489
6.50%, 06/15/22(a)	18,480	18,963,322
6.63%, 07/26/21	89	90,716
6.75%, 06/25/25	11,254	11,392,884
6.75%, 06/15/26	12,259	12,323,701
7.25%, 01/25/22(a)	12,361	12,740,328
7.25%, 09/25/23(a)	11,747	12,349,034
NFP Corp., 6.88%, 08/15/28 (Call 08/15/23)(b)	32,737	31,843,280
OneMain Finance Corp.
5.38%, 11/15/29 (Call 05/15/29)	17,191	17,691,298
5.63%, 03/15/23	17,492	18,213,545
6.13%, 05/15/22	19,245	20,119,685
6.13%, 03/15/24 (Call 09/15/23)(a)	27,370	28,805,633
6.63%, 01/15/28 (Call 07/15/27)(a)	17,933	19,614,219
6.88%, 03/15/25	25,773	28,334,836
7.13%, 03/15/26(a)	36,750	40,761,626
7.75%, 10/01/21(a)	1,587	1,656,828
8.88%, 06/01/25 (Call 06/01/22)	9,600	10,528,000
Quicken Loans LLC, 5.25%, 01/15/28 (Call 01/15/23)(a)(b)	28,097	29,438,913
Quicken Loans LLC/Quicken Loans Co-Issuer Inc.
3.63%, 03/01/29 (Call 03/01/24)(b)	19,195	18,885,385
3.88%, 03/01/31 (Call 03/01/26)(a)(b)	17,330	17,048,758

		550,101,891

Electric — 2.2%
AES Corp. (The)
5.13%, 09/01/27 (Call 09/01/22)(a)	10,866	11,652,698
5.50%, 04/15/25 (Call 11/30/20)(a)	8,438	8,667,598
6.00%, 05/15/26 (Call 05/15/21)(a)	7,720	8,089,170
Calpine Corp.
4.50%, 02/15/28 (Call 02/15/23)(a)(b)	26,185	26,569,118
4.63%, 02/01/29 (Call 02/01/24)(a)(b)	14,206	14,338,151
5.00%, 02/01/31 (Call 02/01/26)(a)(b)	19,610	20,058,742
5.13%, 03/15/28 (Call 03/15/23)(b)	31,264	32,249,254
5.25%, 06/01/26 (Call 06/01/21)(a)(b)	24,683	25,389,427

Security	Par (000)	Value

Electric (continued)
Clearway Energy Operating LLC
4.75%, 03/15/28 (Call 03/15/23)(a)(b)	$19,553	$20,555,091
5.75%, 10/15/25 (Call 10/15/21)(a)	8,677	9,084,819
DPL Inc.
4.13%, 07/01/25 (Call 04/01/25)(b)	8,190	8,552,700
4.35%, 04/15/29 (Call 01/15/29)(a)	8,647	9,381,995
Electricite de France SA
5.25%, (Call 01/29/23)(a)(b)(c)(d)	7,850	8,124,044
5.63%, (Call 01/22/24)(a)(b)(c)(d)	7,035	7,388,157
NextEra Energy Operating Partners LP
3.88%, 10/15/26 (Call 07/15/26)(b)	10,504	10,894,959
4.25%, 07/15/24 (Call 04/15/24)(b)	15,775	16,459,320
4.25%, 09/15/24 (Call 07/15/24)(a)(b)	11,109	11,556,137
4.50%, 09/15/27 (Call 06/15/27)(a)(b)	11,411	12,464,141
NRG Energy Inc.
5.25%, 06/15/29 (Call 06/15/24)(a)(b)	15,436	16,728,765
5.75%, 01/15/28 (Call 01/15/23)(a)	18,255	19,622,756
6.63%, 01/15/27 (Call 07/15/21)(a)	25,214	26,537,735
7.25%, 05/15/26 (Call 05/15/21)(a)	18,953	19,995,225
PG&E Corp.
5.00%, 07/01/28 (Call 07/01/23)(a)	21,724	21,753,327
5.25%, 07/01/30 (Call 07/01/25)	21,761	21,761,000
Talen Energy Supply LLC
6.50%, 06/01/25 (Call 11/30/20)	13,349	7,998,053
6.63%, 01/15/28 (Call 01/15/23)(b)	10,746	10,271,385
7.25%, 05/15/27 (Call 05/15/22)(b)	15,446	15,426,693
7.63%, 06/01/28 (Call 06/01/23)(b)	7,813	7,676,273
10.50%, 01/15/26 (Call 01/15/22)(b)	14,146	9,582,441
Vistra Operations Co. LLC
5.00%, 07/31/27 (Call 07/31/22)(b)	28,223	29,493,035
5.50%, 09/01/26 (Call 09/01/21)(a)(b)	20,289	21,028,457
5.63%, 02/15/27 (Call 02/15/22)(b)	27,437	28,658,473

		518,009,139

Electrical Components & Equipment — 0.5%
Energizer Holdings Inc.
4.38%, 03/31/29 (Call 09/30/23)(a)(b)	20,073	20,273,730
4.75%, 06/15/28 (Call 06/15/23)(a)(b)	12,177	12,532,881
7.75%, 01/15/27 (Call 01/15/22)(a)(b)	10,793	11,678,026
WESCO Distribution Inc.
7.13%, 06/15/25 (Call 06/15/22)(a)(b)	30,623	33,055,385
7.25%, 06/15/28 (Call 06/15/23)(a)(b)	30,848	33,778,560

		111,318,582

Electronics — 0.3%
Sensata Technologies BV
4.88%, 10/15/23(a)(b)	9,840	10,414,000
5.00%, 10/01/25(a)(b)	15,410	16,858,540
5.63%, 11/01/24(a)(b)	7,573	8,309,095
Sensata Technologies Inc.
3.75%, 02/15/31 (Call 02/15/26)(a)(b)	13,657	13,520,430
4.38%, 02/15/30 (Call 11/15/29)(a)(b)	13,679	14,362,950

		63,465,015

Energy - Alternate Sources — 0.2%
TerraForm Power Operating LLC
4.25%, 01/31/23 (Call 10/31/22)(a)(b)	7,830	7,986,563
4.75%, 01/15/30 (Call 01/15/25)(a)(b)	14,511	15,565,950
5.00%, 01/31/28 (Call 07/31/27)(a)(b)	16,008	17,603,998

		41,156,511

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Engineering & Construction — 0.3%
AECOM
5.13%, 03/15/27 (Call 12/15/26)(a)	$23,391	$25,648,231
5.88%, 10/15/24 (Call 07/15/24)(a)	15,784	17,338,724
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 11/30/20)(a)(b)	21,687	20,277,345
Fluor Corp.
3.50%, 12/15/24 (Call 09/15/24)(a)	9,320	8,434,600
4.25%, 09/15/28 (Call 06/15/28)	10,900	9,648,157

		81,347,057

Entertainment — 2.8%
AMC Entertainment Holdings Inc.
10.00%, 06/15/26 (Call 06/15/23)(b)	19,731	1,085,205
10.50%, 04/15/25 (Call 04/15/22)(a)(b)	11,215	6,056,100
10.50%, 04/24/26 (Call 06/15/22)(b)	2,477	1,263,270
Caesars Entertainment Inc.
6.25%, 07/01/25 (Call 07/01/22)(b)	76,577	78,587,001
8.13%, 07/01/27 (Call 07/01/23)(a)(b)	38,897	40,552,845
Caesars Resort Collection LLC / CRC Finco Inc., 5.75%, 07/01/25 (Call 07/01/22)(a)(b)	20,060	20,599,213
Caesars Resort Collection LLC/CRC Finco Inc., 5.25%, 10/15/25 (Call 11/10/20)(b)	37,381	35,472,700
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(a)	11,825	10,694,234
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.38%, 06/01/24 (Call 11/30/20)(a)	7,156	6,868,043
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
5.38%, 04/15/27 (Call 04/15/22)(a)	11,983	11,129,211
5.50%, 05/01/25 (Call 05/01/22)(b)	21,149	21,413,362
Churchill Downs Inc.
4.75%, 01/15/28 (Call 01/15/23)(a)(b)	11,500	11,619,830
5.50%, 04/01/27 (Call 04/01/22)(a)(b)	13,013	13,403,390
Cinemark USA Inc.
4.88%, 06/01/23 (Call 11/30/20)(a)	17,592	14,682,987
5.13%, 12/15/22 (Call 11/30/20)(a)	8,138	7,008,853
International Game Technology PLC
5.25%, 01/15/29 (Call 01/15/24)(b)	17,150	17,064,250
6.25%, 02/15/22 (Call 08/15/21)(a)(b)	16,118	16,519,704
6.25%, 01/15/27 (Call 07/15/26)(a)(b)	16,759	17,806,438
6.50%, 02/15/25 (Call 08/15/24)(a)(b)	24,995	26,631,063
Lions Gate Capital Holdings LLC
5.88%, 11/01/24 (Call 11/30/20)(b)	12,831	12,109,256
6.38%, 02/01/24 (Call 02/01/21)(b)	11,159	10,680,042
Live Nation Entertainment Inc.
4.75%, 10/15/27 (Call 10/15/22)(a)(b)	20,770	19,134,362
4.88%, 11/01/24 (Call 11/05/20)(b)	14,195	13,676,173
6.50%, 05/15/27 (Call 05/15/23)(a)(b)	24,859	26,741,373
Scientific Games International Inc.
5.00%, 10/15/25 (Call 11/30/20)(a)(b)	26,724	26,824,215
7.00%, 05/15/28 (Call 05/15/23)(b)	15,041	14,946,994
7.25%, 11/15/29 (Call 11/15/24)(a)(b)	10,958	10,879,102
8.25%, 03/15/26 (Call 03/15/22)(a)(b)	25,854	26,249,566
8.63%, 07/01/25 (Call 07/01/22)(b)	10,462	10,827,459
Six Flags Entertainment Corp.
4.88%, 07/31/24 (Call 11/30/20)(a)(b)	21,894	20,352,297
5.50%, 04/15/27 (Call 04/15/22)(a)(b)	11,715	10,898,465
Six Flags Theme Parks Inc., 7.00%, 07/01/25 (Call 07/01/22)(b)	14,756	15,622,915

Security	Par (000)	Value

Entertainment (continued)
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26 (Call 07/15/21)(a)(b)	$20,380	$21,463,808
WMG Acquisition Corp.
3.00%, 02/15/31 (Call 02/15/26)(b)	12,401	11,842,955
3.88%, 07/15/30 (Call 07/15/25)(b)	11,895	11,977,194
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
5.13%, 10/01/29 (Call 07/01/29)(a)(b)	17,306	16,559,679
7.75%, 04/15/25 (Call 04/15/22)(a)(b)	11,671	12,220,068

		651,463,622

Environmental Control — 0.3%
Covanta Holding Corp.
5.00%, 09/01/30 (Call 09/01/25)(a)	8,590	8,689,644
5.88%, 07/01/25 (Call 11/30/20)(a)	7,460	7,749,075
6.00%, 01/01/27 (Call 01/01/22)(a)	7,791	8,117,248
GFL Environmental Inc.
3.75%, 08/01/25 (Call 08/01/22)(b)	16,455	16,503,817
4.25%, 06/01/25 (Call 06/01/22)(b)	10,280	10,516,091
5.13%, 12/15/26 (Call 12/15/22)(a)(b)	11,742	12,325,284
7.00%, 06/01/26 (Call 06/01/21)(a)(b)	4,603	4,787,120
8.50%, 05/01/27 (Call 05/01/22)(b)	1,425	1,553,250

		70,241,529

Food — 3.3%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
3.25%, 03/15/26 (Call 09/15/22)(b)	16,501	16,207,282
3.50%, 02/15/23 (Call 12/15/22)(a)(b)	14,158	14,397,256
3.50%, 03/15/29 (Call 09/15/23)(a)(b)	17,484	16,943,744
4.63%, 01/15/27 (Call 01/15/23)(a)(b)	28,290	29,200,938
4.88%, 02/15/30 (Call 02/15/25)(a)(b)	23,322	24,770,296
5.75%, 03/15/25 (Call 11/30/20)(a)	20,130	20,784,225
5.88%, 02/15/28 (Call 08/15/22)(a)(b)	14,791	15,759,475
7.50%, 03/15/26 (Call 03/15/22)(a)(b)	11,763	12,978,807
B&G Foods Inc.
5.25%, 04/01/25 (Call 11/30/20)(a)	18,115	18,658,450
5.25%, 09/15/27 (Call 03/01/22)(a)	11,068	11,379,121
JBS USA LUX SA/JBS USA Finance Inc.
5.75%, 06/15/25 (Call 11/30/20)(b)	21,411	22,032,990
6.75%, 02/15/28 (Call 02/15/23)(b)	18,458	20,266,423
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
5.50%, 01/15/30 (Call 01/15/25)(a)(b)	27,829	30,265,816
6.50%, 04/15/29 (Call 04/15/24)(a)(b)	33,546	37,641,497
Kraft Heinz Foods Co.
3.00%, 06/01/26 (Call 03/01/26)	42,641	43,451,605
3.50%, 06/06/22(a)	3,010	3,139,767
3.75%, 04/01/30 (Call 01/01/30)(a)(b)	23,393	24,591,891
3.88%, 05/15/27 (Call 02/15/27)(b)	28,997	30,619,382
3.95%, 07/15/25 (Call 04/15/25)(a)	34,350	37,130,976
4.00%, 06/15/23 (Call 05/15/23)(a)	6,295	6,735,650
4.25%, 03/01/31 (Call 12/01/30)(b)	30,379	32,839,283
4.63%, 01/30/29 (Call 10/30/28)(a)	23,241	25,847,432
Lamb Weston Holdings Inc.
4.63%, 11/01/24 (Call 11/01/21)(a)(b)	15,967	16,545,804
4.88%, 11/01/26 (Call 11/01/21)(a)(b)	16,305	16,916,438
4.88%, 05/15/28 (Call 11/15/27)(a)(b)	12,411	13,462,770

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Pilgrim’s Pride Corp.
5.75%, 03/15/25 (Call 11/30/20)(b)	$19,164	$19,619,145
5.88%, 09/30/27 (Call 09/30/22)(b)	18,785	19,867,580
Post Holdings Inc.
4.63%, 04/15/30 (Call 04/15/25)(b)	38,051	39,097,403
5.00%, 08/15/26 (Call 08/15/21)(b)	36,458	37,714,222
5.50%, 12/15/29 (Call 12/15/24)(a)(b)	16,198	17,514,088
5.63%, 01/15/28 (Call 12/01/22)(a)(b)	19,235	20,228,809
5.75%, 03/01/27 (Call 03/01/22)(a)(b)	26,383	27,528,626
TreeHouse Foods Inc.
4.00%, 09/01/28 (Call 09/01/23)(a)	12,506	12,496,478
6.00%, 02/15/24 (Call 11/30/20)(a)(b)	1,098	1,119,808
U.S. Foods Inc.
5.88%, 06/15/24 (Call 11/30/20)(b)	11,491	11,534,091
6.25%, 04/15/25 (Call 04/15/22)(b)	23,107	24,069,792

		773,357,360

Food Service — 0.4%
Aramark Services Inc.
4.75%, 06/01/26 (Call 06/01/21)(a)	9,816	9,754,650
5.00%, 04/01/25 (Call 11/30/20)(a)(b)	12,333	12,518,858
5.00%, 02/01/28 (Call 02/01/23)(a)(b)	27,829	28,110,351
6.38%, 05/01/25 (Call 05/01/22)(a)(b)	31,532	33,092,992

		83,476,851

Forest Products & Paper — 0.0%
Mercer International Inc., 7.38%, 01/15/25 (Call 01/15/21)(a)	11,441	11,641,218

Gas — 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)	12,551	13,398,192
5.63%, 05/20/24 (Call 03/20/24)	12,442	13,266,283
5.75%, 05/20/27 (Call 02/20/27)(a)	11,991	13,193,128
5.88%, 08/20/26 (Call 05/20/26)(a)	16,180	17,717,100

		57,574,703

Hand & Machine Tools — 0.1%
Colfax Corp.
6.00%, 02/15/24 (Call 02/15/21)(a)(b)	9,944	10,343,848
6.38%, 02/15/26 (Call 02/15/22)(a)(b)	7,509	7,940,768

		18,284,616

Health Care - Products — 0.7%
Avantor Funding Inc., 4.63%, 07/15/28 (Call 07/15/23)(a)(b)	32,672	33,854,727
Avantor Inc., 6.00%, 10/01/24 (Call 11/06/20)(b)	44,466	46,462,524
Hologic Inc.
3.25%, 02/15/29 (Call 09/28/23)(a)(b)	18,155	18,269,525
4.63%, 02/01/28 (Call 02/01/23)(a)(b)	11,259	11,765,655
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA
7.25%, 02/01/28 (Call 02/01/23)(a)(b)	16,252	16,975,214
7.38%, 06/01/25 (Call 06/01/22)(a)(b)	7,587	7,948,505
Teleflex Inc.
4.25%, 06/01/28 (Call 06/01/23)(b)	10,176	10,641,654
4.63%, 11/15/27 (Call 11/15/22)	11,011	11,636,865
4.88%, 06/01/26 (Call 06/01/21)	3,499	3,636,044

		161,190,713

Health Care - Services — 6.9%
Acadia Healthcare Co. Inc.
5.00%, 04/15/29 (Call 10/15/23)(b)	5,650	5,835,320
5.50%, 07/01/28 (Call 07/01/23)(a)(b)	10,844	11,311,648

Security	Par (000)	Value

Health Care - Services (continued)
5.63%, 02/15/23 (Call 11/30/20)	$22,492	$22,609,145
Centene Corp.
3.00%, 10/15/30 (Call 07/15/30)	11,406	11,863,495
3.38%, 02/15/30 (Call 02/15/25)	48,537	50,343,431
4.25%, 12/15/27 (Call 12/15/22)	62,818	65,974,083
4.63%, 12/15/29 (Call 12/15/24)	91,090	99,290,833
4.75%, 01/15/25 (Call 11/30/20)(a)	30,202	31,061,247
4.75%, 01/15/25 (Call 11/30/20)	25,592	26,320,092
5.38%, 06/01/26 (Call 06/01/21)(a)(b)	43,448	45,716,420
5.38%, 08/15/26 (Call 08/15/21)(a)(b)	19,376	20,352,874
Charles River Laboratories International Inc.
4.25%, 05/01/28 (Call 05/01/23)(b)	11,838	12,357,951
5.50%, 04/01/26 (Call 04/01/21)(a)(b)	9,392	9,814,640
CHS/Community Health Systems Inc.
6.25%, 03/31/23 (Call 11/30/20)(a)	60,961	60,567,802
6.63%, 02/15/25 (Call 02/15/22)(b)	30,725	30,072,094
6.88%, 04/01/28 (Call 04/01/23)(b)	31,123	15,732,676
8.00%, 03/15/26 (Call 03/15/22)(b)	49,585	49,847,800
8.00%, 12/15/27 (Call 12/15/22)(b)	13,364	13,163,540
8.13%, 06/30/24 (Call 06/30/21)(a)(b)	29,328	22,696,939
8.63%, 01/15/24 (Call 01/15/21)(b)	21,747	22,082,719
9.88%, 06/30/23 (Call 11/16/20)(a)(b)(e)	48,382	40,139,783
DaVita Inc.
3.75%, 02/15/31 (Call 02/15/26)(b)	33,154	31,869,282
4.63%, 06/01/30 (Call 06/01/25)(b)	38,145	38,848,775
Encompass Health Corp, 4.63%, 04/01/31 (Call 04/01/26)	1,979	2,035,896
Encompass Health Corp.
4.50%, 02/01/28 (Call 02/01/23)	18,341	18,822,451
4.75%, 02/01/30 (Call 02/01/25)(a)	20,213	20,920,455
5.75%, 11/01/24 (Call 11/01/20)(a)	17,619	17,619,000
HCA Inc.
3.50%, 09/01/30 (Call 03/01/30)(a)	62,153	63,473,751
5.38%, 02/01/25(a)	56,737	62,924,170
5.38%, 09/01/26 (Call 03/01/26)(a)	21,172	23,792,035
5.63%, 09/01/28 (Call 03/01/28)(a)	32,616	37,997,640
5.88%, 05/01/23	24,740	26,866,569
5.88%, 02/15/26 (Call 08/15/25)(a)	31,885	36,030,050
5.88%, 02/01/29 (Call 08/01/28)(a)	21,207	24,916,104
IQVIA Inc.
5.00%, 10/15/26 (Call 10/15/21)(a)(b)	22,544	23,378,579
5.00%, 05/15/27 (Call 05/15/22)(a)(b)	25,822	27,063,220
Legacy LifePoint Health LLC
4.38%, 02/15/27 (Call 02/15/22)(b)	13,537	13,397,704
6.75%, 04/15/25 (Call 04/15/22)(b)	14,960	15,857,600
MEDNAX Inc.
5.25%, 12/01/23 (Call 11/30/20)(b)	12,213	12,337,573
6.25%, 01/15/27 (Call 01/15/22)(a)(b)	23,663	24,424,949
Molina Healthcare Inc.
4.38%, 06/15/28 (Call 06/15/23)(b)	17,375	17,809,375
5.38%, 11/15/22 (Call 08/15/22)(a)	14,411	15,009,057
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/21)(a)(b)	29,700	32,001,750
Select Medical Corp., 6.25%, 08/15/26 (Call 08/15/22)(a)(b)	28,182	29,706,083
Tenet Healthcare Corp.
4.63%, 07/15/24 (Call 11/30/20)(a)	42,629	43,365,488
4.63%, 09/01/24 (Call 09/01/21)(a)(b)	12,355	12,629,281
4.63%, 06/15/28 (Call 06/15/23)(a)(b)	11,844	11,992,050
4.88%, 01/01/26 (Call 03/01/22)(a)(b)	47,796	48,544,992

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
5.13%, 05/01/25 (Call 11/30/20)(a)	$31,112	$30,830,436
5.13%, 11/01/27 (Call 11/01/22)(b)	33,210	34,196,337
6.13%, 10/01/28 (Call 10/01/23)(b)	55,389	53,579,513
6.25%, 02/01/27 (Call 02/01/22)(a)(b)	33,955	35,260,570
6.75%, 06/15/23(a)	42,961	45,154,589
7.00%, 08/01/25 (Call 11/30/20)(a)	8,261	8,440,041
7.50%, 04/01/25 (Call 04/01/22)(b)	13,224	14,245,025

		1,622,494,922

Holding Companies - Diversified — 0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24 (Call 06/15/24)	23,087	23,491,022
5.25%, 05/15/27 (Call 11/15/26)	22,640	23,428,021
6.25%, 02/01/22 (Call 11/30/20)(a)	23,998	24,048,396
6.25%, 05/15/26 (Call 05/15/22)(a)	27,574	28,608,025
6.38%, 12/15/25 (Call 12/15/20)(a)	13,583	13,922,575
6.75%, 02/01/24 (Call 11/30/20)	6,352	6,496,826
Stena AB, 7.00%, 02/01/24(b)	12,880	12,236,000

		132,230,865

Home Builders — 1.3%
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
4.88%, 02/15/30 (Call 02/15/25)(a)(b)	11,927	11,330,650
6.25%, 09/15/27 (Call 09/15/22)(a)(b)	12,156	12,444,705
KB Home, 7.00%, 12/15/21 (Call 09/15/21)(a)	5,060	5,265,057
Lennar Corp.
4.13%, 01/15/22 (Call 10/15/21)(a)	8,091	8,283,161
4.50%, 04/30/24 (Call 01/31/24)	13,047	14,059,708
4.75%, 04/01/21 (Call 11/24/20)	454	456,781
4.75%, 11/15/22 (Call 08/15/22)(a)	10,322	10,860,499
4.75%, 05/30/25 (Call 02/28/25)(a)	10,192	11,201,212
4.75%, 11/29/27 (Call 05/29/27)	22,938	26,201,619
4.88%, 12/15/23 (Call 09/15/23)	6,696	7,253,442
5.88%, 11/15/24 (Call 05/15/24)	8,711	9,792,875
Mattamy Group Corp.
4.63%, 03/01/30 (Call 03/01/25)(b)	14,283	14,523,604
5.25%, 12/15/27 (Call 12/15/22)(a)(b)	9,532	10,080,090
Meritage Homes Corp., 6.00%, 06/01/25 (Call 03/01/25)	8,082	9,101,948
Picasso Finance Sub Inc., 6.13%, 06/15/25 (Call 06/15/22)(b)	13,438	14,143,495
PulteGroup Inc.
5.00%, 01/15/27 (Call 10/15/26)	15,281	17,474,915
5.50%, 03/01/26 (Call 12/01/25)(a)	14,545	16,763,112
Taylor Morrison Communities Inc.
5.13%, 08/01/30 (Call 02/01/30)(b)	12,455	13,514,298
5.75%, 01/15/28 (Call 10/15/27)(a)(b)	9,773	10,825,552
5.88%, 06/15/27 (Call 03/15/27)(a)(b)	9,470	10,509,727
Toll Brothers Finance Corp.
3.80%, 11/01/29 (Call 08/01/29)(a)	10,393	11,079,873
4.35%, 02/15/28 (Call 11/15/27)(a)	8,857	9,701,280
4.38%, 04/15/23 (Call 01/15/23)(a)	6,671	7,002,015
4.88%, 03/15/27 (Call 12/15/26)(a)	9,175	10,306,791
5.88%, 02/15/22 (Call 11/15/21)	3,849	3,998,149
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24	9,516	10,324,860
Williams Scotsman International Inc., 4.63%, 08/15/28 (Call 08/15/23)(b)	10,724	10,817,835

		297,317,253

Security	Par (000)	Value

Home Furnishings — 0.1%
Tempur Sealy International Inc.
5.50%, 06/15/26 (Call 06/15/21)(a)	$10,536	$10,957,229
5.63%, 10/15/23 (Call 11/30/20)(a)	12,090	12,239,237

		23,196,466

Household Products & Wares — 0.2%
Prestige Brands Inc.
5.13%, 01/15/28 (Call 01/15/23)(a)(b)	8,122	8,457,033
6.38%, 03/01/24 (Call 11/30/20)(a)(b)	7,434	7,582,680
Spectrum Brands Inc., 5.75%, 07/15/25 (Call 11/30/20)	20,403	21,015,090

		37,054,803

Housewares — 0.4%
Newell Brands Inc.
4.35%, 04/01/23 (Call 02/01/23)(a)	28,946	30,247,748
4.70%, 04/01/26 (Call 01/01/26)	46,212	49,215,780
4.88%, 06/01/25 (Call 05/01/25)	9,853	10,641,240

		90,104,768

Insurance — 0.6%
Acrisure LLC/Acrisure Finance Inc.
7.00%, 11/15/25 (Call 11/30/20)(a)(b)	21,876	21,892,407
8.13%, 02/15/24 (Call 02/15/21)(a)(b)	19,632	20,494,008
10.13%, 08/01/26 (Call 08/01/22)(a)(b)	7,956	8,811,270
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
4.25%, 10/15/27 (Call 10/15/23)(b)	12,935	12,887,352
6.75%, 10/15/27 (Call 10/15/22)(a)(b)	14,736	15,472,800
Genworth Holdings Inc., 7.63%, 09/24/21	1,327	1,322,886
HUB International Ltd., 7.00%, 05/01/26 (Call 05/01/21)(a)(b)	38,575	39,539,375
Radian Group Inc.
4.50%, 10/01/24 (Call 07/01/24)	9,292	9,431,380
4.88%, 03/15/27 (Call 09/15/26)	10,954	11,197,975
6.63%, 03/15/25 (Call 09/15/24)(a)	11,396	12,389,617

		153,439,070

Internet — 1.9%
Match Group Holdings II LLC
4.13%, 08/01/30 (Call 05/01/25)(b)	10,535	10,780,360
4.63%, 06/01/28 (Call 06/01/23)(a)(b)	10,775	11,155,896
5.00%, 12/15/27 (Call 12/15/22)(b)	9,234	9,591,356
Netflix Inc.
3.63%, 06/15/25 (Call 03/15/25)(b)	7,825	8,194,731
4.38%, 11/15/26(a)	19,644	21,360,025
4.88%, 04/15/28(a)	38,365	43,149,116
4.88%, 06/15/30 (Call 03/15/30)(a)(b)	23,821	27,245,269
5.38%, 11/15/29(a)(b)	20,847	24,401,493
5.50%, 02/15/22(a)	10,508	11,040,624
5.75%, 03/01/24(a)	3,399	3,764,393
5.88%, 02/15/25(a)	13,479	15,194,371
5.88%, 11/15/28(a)	43,188	51,677,897
6.38%, 05/15/29(a)	17,095	21,026,850
NortonLifeLock Inc.
3.95%, 06/15/22 (Call 03/15/22)(a)	7,646	7,798,108
5.00%, 04/15/25 (Call 11/10/20)(a)(b)	23,402	23,833,975
Photo Holdings Merger Sub Inc., 8.50%, 10/01/26 (Call 10/01/22)(b)	17,620	16,331,726
Uber Technologies Inc.
6.25%, 01/15/28 (Call 09/15/23)(b)	11,169	11,314,401
7.50%, 05/15/25 (Call 05/15/22)(b)	20,288	21,277,040
7.50%, 09/15/27 (Call 09/15/22)(a)(b)	27,395	28,634,624
8.00%, 11/01/26 (Call 11/01/21)(a)(b)	33,182	34,965,533

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Internet (continued)
VeriSign Inc.
4.63%, 05/01/23 (Call 11/30/20)	$11,844	$11,966,822
4.75%, 07/15/27 (Call 07/15/22)	11,381	12,021,665
5.25%, 04/01/25 (Call 01/01/25)(a)	9,846	11,037,858

		437,764,133

Iron & Steel — 0.7%
Allegheny Technologies Inc., 7.88%, 08/15/23 (Call 05/15/23)(a)	11,661	11,739,931
ArcelorMittal SA
3.60%, 07/16/24	7,516	7,799,128
4.25%, 07/16/29(a)	8,750	9,196,515
4.55%, 03/11/26(a)	15,414	16,558,008
6.13%, 06/01/25(a)	1,456	1,684,534
Cleveland-Cliffs Inc.
4.88%, 01/15/24 (Call 01/15/21)(a)(b)	6,274	6,267,203
5.88%, 06/01/27 (Call 06/01/22)(a)	13,138	12,721,043
6.75%, 03/15/26 (Call 03/15/22)(b)	20,707	21,768,234
9.88%, 10/17/25 (Call 10/17/22)(b)	19,121	21,869,644
U.S. Steel Corp.
6.25%, 03/15/26 (Call 03/15/21)(a)	14,983	11,312,165
6.88%, 08/15/25 (Call 11/30/20)(a)	16,145	12,819,130
United States Steel Corp., 12.00%, 06/01/25 (Call 06/01/22)(a)(b)	21,463	23,823,930

		157,559,465

Leisure Time — 0.6%
Carnival Corp.
9.88%, 08/01/27 (Call 02/01/24)(b)	20	20,788
10.50%, 02/01/26 (Call 08/01/23)(a)(b)	17,465	18,897,785
NCL Corp. Ltd.
3.63%, 12/15/24 (Call 12/15/21)(b)	11,683	8,075,874
10.25%, 02/01/26 (Call 08/01/23)(b)	16,799	17,209,455
12.25%, 05/15/24 (Call 02/15/24)(a)(b)	15,165	16,735,660
Royal Caribbean Cruises Ltd.
3.70%, 03/15/28 (Call 12/15/27)	3,755	2,727,106
5.25%, 11/15/22(a)	14,461	12,940,426
9.13%, 06/15/23 (Call 03/15/23)(b)	27,910	29,131,062
Viking Cruises Ltd.
5.88%, 09/15/27 (Call 09/15/22)(a)(b)	18,508	14,319,640
13.00%, 05/15/25 (Call 05/15/22)(b)	13,531	15,256,202
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 02/15/23)(b)	15,436	13,410,025

		148,724,023

Lodging — 3.3%
Boyd Gaming Corp.
4.75%, 12/01/27 (Call 12/01/22)(a)	23,839	23,161,019
6.00%, 08/15/26 (Call 08/15/21)(a)	12,799	13,202,808
6.38%, 04/01/26 (Call 04/01/21)(a)	15,142	15,711,036
8.63%, 06/01/25 (Call 06/01/22)(b)	11,464	12,549,641
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 11/30/20)(a)(b)	11,763	11,139,796
10.75%, 09/01/24 (Call 11/30/20)(a)(b)	12,850	11,661,375
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24 (Call 11/16/20)	18,185	18,130,445
4.88%, 01/15/30 (Call 01/15/25)	24,088	24,840,750
5.13%, 05/01/26 (Call 05/01/21)	33,063	33,669,458
5.38%, 05/01/25 (Call 05/01/22)(a)(b)	9,953	10,289,942
5.75%, 05/01/28 (Call 05/01/23)(a)(b)	9,760	10,248,781
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
4.63%, 04/01/25 (Call 11/16/20)	17,432	17,593,420

Security	Par (000)	Value

Lodging (continued)
4.88%, 04/01/27 (Call 04/01/22)	$14,016	$14,155,880
Marriott Ownership Resorts Inc., 6.13%, 09/15/25 (Call 05/15/22)(a)(b)	9,590	9,997,575
Marriott Ownership Resorts Inc./ILG LLC, 6.50%, 09/15/26 (Call 09/15/21)	16,381	16,872,430
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (Call 11/30/20)(b)	20,710	20,632,337
5.25%, 04/26/26 (Call 04/26/22)(a)(b)	10,370	10,421,850
5.38%, 12/04/29 (Call 12/04/24)(b)	20,870	20,113,462
5.63%, 07/17/27 (Call 07/17/22)(b)	14,301	14,317,804
5.75%, 07/21/28 (Call 07/21/23)(b)	16,896	16,870,487
MGM China Holdings Ltd.
5.25%, 06/18/25 (Call 06/18/22)(a)(b)	8,840	8,842,181
5.38%, 05/15/24 (Call 05/15/21)(b)	14,933	15,082,330
5.88%, 05/15/26 (Call 05/15/22)(a)(b)	17,425	17,642,812
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)	8,727	8,587,892
4.75%, 10/15/28 (Call 07/15/28)(a)	13,905	13,592,137
5.50%, 04/15/27 (Call 01/15/27)(a)	16,045	16,224,223
5.75%, 06/15/25 (Call 03/15/25)	16,657	17,339,104
6.00%, 03/15/23	31,627	32,767,998
6.75%, 05/01/25 (Call 05/01/22)	19,012	19,998,723
7.75%, 03/15/22(a)	21,290	22,388,032
Station Casinos LLC
4.50%, 02/15/28 (Call 02/15/23)(a)(b)	16,431	15,496,487
5.00%, 10/01/25 (Call 11/30/20)(b)	10,617	10,545,807
Studio City Finance Ltd.
6.00%, 07/15/25 (Call 07/15/22)(b)	11,614	11,628,518
6.50%, 01/15/28 (Call 07/15/23)(b)	12,949	12,851,882
7.25%, 02/11/24 (Call 02/11/21)(b)	8,960	9,318,400
Wyndham Destinations Inc.
3.90%, 03/01/23 (Call 12/01/22)	7,070	6,900,085
4.25%, 03/01/22 (Call 12/01/21)	11,903	11,932,757
6.00%, 04/01/27 (Call 01/01/27)	9,861	10,187,311
6.63%, 07/31/26 (Call 04/30/26)(b)	14,938	15,911,958
Wyndham Hotels & Resorts Inc.
4.38%, 08/15/28 (Call 08/15/23)(a)(b)	14,744	14,654,355
5.38%, 04/15/26 (Call 04/15/21)(b)	5,690	5,774,497
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)(a)(b)	8,804	8,396,815
5.25%, 05/15/27 (Call 02/15/27)(a)(b)	20,496	19,061,280
5.50%, 03/01/25 (Call 12/01/24)(a)(b)	39,307	37,636,452
Wynn Macau Ltd.
4.88%, 10/01/24 (Call 11/30/20)(b)	11,035	10,590,290
5.13%, 12/15/29 (Call 12/15/24)(a)(b)	22,211	20,600,702
5.50%, 01/15/26 (Call 06/15/22)(a)(b)	22,828	21,914,880
5.50%, 10/01/27 (Call 10/01/22)(a)(b)	18,210	17,111,937
5.63%, 08/26/28 (Call 08/26/23)(b)	12,395	11,877,302

		770,437,443

Machinery — 0.3%
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 04/15/21)(a)(b)	14,838	14,856,547
Vertical Holdco GmbH, 7.63%, 07/15/28 (Call 07/15/23)(a)(b)	10,535	10,932,257
Vertical U.S. Newco Inc., 5.25%, 07/15/27 (Call 07/15/23)(a)(b)	33,972	34,948,695

		60,737,499

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing — 0.8%
Bombardier Inc.
5.75%, 03/15/22(b)	$9,613	$9,161,189
6.00%, 10/15/22 (Call 11/30/20)(a)(b)	25,526	22,781,955
6.13%, 01/15/23(a)(b)	28,209	24,056,988
7.50%, 12/01/24 (Call 12/01/20)(b)	20,919	15,574,196
7.50%, 03/15/25 (Call 11/30/20)(a)(b)	32,308	23,423,300
7.88%, 04/15/27 (Call 04/15/22)(a)(b)	45,886	33,496,780
8.75%, 12/01/21(a)(b)	21,453	21,341,444
FXI Holdings Inc.
7.88%, 11/01/24 (Call 11/30/20)(b)	12,499	11,694,064
12.25%, 11/15/26 (Call 11/15/22)(a)(b)	16,458	17,198,610

		178,728,526

Media — 9.9%
Altice Financing SA
5.00%, 01/15/28 (Call 01/15/23)(a)(b)	26,555	25,758,350
7.50%, 05/15/26 (Call 05/15/21)(b)	65,044	67,889,675
AMC Networks Inc.
4.75%, 12/15/22 (Call 11/30/20)(a)	7,175	7,160,381
4.75%, 08/01/25 (Call 08/01/21)(a)	17,854	17,855,250
5.00%, 04/01/24 (Call 11/30/20)	21,860	21,976,077
CCO Holdings LLC/CCO Holdings Capital Corp.
4.00%, 03/01/23 (Call 11/16/20)(a)(b)	13,621	13,757,210
4.25%, 02/01/31 (Call 07/01/25)(b)	61,284	62,835,484
4.50%, 08/15/30 (Call 02/15/25)(b)	69,043	71,735,677
4.50%, 05/01/32 (Call 05/01/26)(b)	53,757	55,571,299
4.75%, 03/01/30 (Call 09/01/24)(b)	72,148	75,871,097
5.00%, 02/01/28 (Call 08/01/22)(a)(b)	59,475	62,523,094
5.13%, 05/01/27 (Call 05/01/22)(a)(b)	76,028	79,829,400
5.38%, 05/01/25 (Call 11/06/20)(b)	20,392	20,930,441
5.38%, 06/01/29 (Call 06/01/24)(b)	36,883	39,720,686
5.50%, 05/01/26 (Call 05/01/21)(a)(b)	36,091	37,497,376
5.75%, 02/15/26 (Call 02/15/21)(a)(b)	59,408	61,660,157
5.88%, 05/01/27 (Call 05/01/21)(a)(b)	19,896	20,778,984
Clear Channel Worldwide Holdings Inc.
5.13%, 08/15/27 (Call 08/15/22)(a)(b)	26,851	26,119,257
9.25%, 02/15/24 (Call 02/15/21)	42,341	36,677,891
CSC Holdings LLC
3.38%, 02/15/31 (Call 02/15/26)(a)(b)	22,044	21,186,532
4.13%, 12/01/30 (Call 12/01/25)(a)(b)	23,482	23,775,431
4.63%, 12/01/30 (Call 12/01/25)(b)	51,389	51,263,097
5.25%, 06/01/24(a)	17,129	18,264,048
5.38%, 02/01/28 (Call 02/01/23)(a)(b)	20,548	21,832,250
5.50%, 05/15/26 (Call 05/15/21)(a)(b)	35,381	36,813,930
5.50%, 04/15/27 (Call 04/15/22)(a)(b)	28,042	29,549,257
5.75%, 01/15/30 (Call 01/15/25)(a)(b)	50,906	54,256,124
5.88%, 09/15/22(a)	14,681	15,483,212
6.50%, 02/01/29 (Call 02/01/24)(a)(b)	38,371	42,573,392
6.75%, 11/15/21(a)	22,698	23,717,519
7.50%, 04/01/28 (Call 04/01/23)(a)(b)	22,250	24,343,569
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%, 08/15/26 (Call 08/15/22)(b)	67,981	39,683,909
6.63%, 08/15/27 (Call 08/15/22)(a)(b)	37,980	15,429,375
DISH DBS Corp.
5.00%, 03/15/23(a)	32,555	32,724,667
5.88%, 07/15/22	44,715	45,960,630
5.88%, 11/15/24(a)	45,331	45,642,651
7.38%, 07/01/28 (Call 07/01/23)	21,259	21,365,295
7.75%, 07/01/26(a)	43,895	46,638,437

Security	Par (000)	Value

Media (continued)
Gray Television Inc.
4.75%, 10/15/30 (Call 10/15/25)(b)	$13,605	$13,358,409
5.88%, 07/15/26 (Call 07/15/21)(a)(b)	17,328	18,011,035
7.00%, 05/15/27 (Call 05/15/22)(a)(b)	19,760	21,294,439
iHeartCommunications Inc.
4.75%, 01/15/28 (Call 01/15/23)(a)(b)	10,515	10,058,811
5.25%, 08/15/27 (Call 08/15/22)(a)(b)	15,325	15,159,643
6.38%, 05/01/26 (Call 05/01/22)(a)	16,478	17,157,611
8.38%, 05/01/27 (Call 05/01/22)(a)	33,215	32,393,348
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (Call 10/15/22)(a)(b)	28,561	30,348,919
Meredith Corp., 6.88%, 02/01/26 (Call 02/01/21)(a)	28,324	23,438,110
Nexstar Broadcasting Inc.
4.75%, 11/01/28 (Call 11/01/23)(a)(b)	19,671	19,835,007
5.63%, 07/15/27 (Call 07/15/22)(a)(b)	42,965	44,791,012
Quebecor Media Inc., 5.75%, 01/15/23(a)	18,824	20,216,976
Radiate Holdco LLC/Radiate Finance Inc.
4.50%, 09/15/26 (Call 09/15/23)(b)	18,634	18,701,936
6.50%, 09/15/28 (Call 09/15/23)(a)(b)	23,320	24,048,750
Sinclair Television Group Inc.
5.13%, 02/15/27 (Call 08/15/21)(a)(b)	8,830	8,322,275
5.50%, 03/01/30 (Call 12/01/24)(a)(b)	10,466	9,840,657
5.63%, 08/01/24 (Call 11/16/20)(a)(b)	9,716	9,690,246
Sirius XM Radio Inc.
3.88%, 08/01/22 (Call 11/30/20)(a)(b)	20,459	20,612,443
4.13%, 07/01/30 (Call 07/01/25)(a)(b)	35,746	36,779,774
4.63%, 07/15/24 (Call 07/15/21)(a)(b)	31,556	32,540,547
5.00%, 08/01/27 (Call 08/01/22)(b)	32,432	33,989,060
5.38%, 07/15/26 (Call 07/15/21)(a)(b)	19,300	20,100,178
5.50%, 07/01/29 (Call 07/01/24)(a)(b)	26,651	29,013,611
TEGNA Inc.
4.63%, 03/15/28 (Call 03/15/23)(a)(b)	20,645	20,383,428
4.75%, 03/15/26 (Call 03/15/23)(a)(b)	11,019	11,319,543
5.00%, 09/15/29 (Call 09/15/24)(a)	26,563	26,895,037
Telenet Finance Luxembourg Note Sarl, 5.50%, 03/01/28 (Call 12/01/22)(b)	26,200	27,488,168
Univision Communications Inc.
5.13%, 02/15/25 (Call 11/10/20)(a)(b)	30,714	30,203,533
6.63%, 06/01/27 (Call 06/01/23)(b)	34,430	34,712,949
UPC Holding BV, 5.50%, 01/15/28 (Call 10/15/22)(b)	1,210	1,249,325
ViacomCBS Inc.
5.88%, 02/28/57 (Call 02/28/22)(a)(c)	9,976	10,065,285
6.25%, 02/28/57 (Call 02/28/27)(c)	15,613	16,997,483
Videotron Ltd.
5.00%, 07/15/22(a)	16,214	16,943,778
5.13%, 04/15/27 (Call 04/15/22)(a)(b)	12,317	13,040,624
5.38%, 06/15/24 (Call 03/15/24)(a)(b)	12,043	13,080,009
Virgin Media Finance PLC, 5.00%, 07/15/30 (Call 07/15/25)(a)(b)	21,273	21,166,635
Virgin Media Secured Finance PLC
4.50%, 08/15/30 (Call 08/15/25)(a)(b)	14,307	14,541,166
5.50%, 08/15/26 (Call 08/15/21)(a)(b)	15,896	16,537,404
5.50%, 05/15/29 (Call 05/15/24)(a)(b)	34,350	36,656,359
Virgin Media Vendor Financing Notes IV DAC, 5.00%, 07/15/28 (Call 07/15/23)(b)	7,350	7,321,974
Ziggo Bond Co. BV
5.13%, 02/28/30 (Call 02/15/25)(a)(b)	11,319	11,611,372
6.00%, 01/15/27 (Call 01/15/22)(b)	11,867	12,312,013

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Ziggo BV
4.88%, 01/15/30 (Call 10/15/24)(a)(b)	$16,050	$16,641,844
5.50%, 01/15/27 (Call 01/15/22)(b)	40,404	41,919,150

		2,327,440,987

Mining — 1.7%
Alcoa Nederland Holding BV
5.50%, 12/15/27 (Call 06/15/23)(a)(b)	18,526	19,491,238
6.13%, 05/15/28 (Call 05/15/23)(a)(b)	12,913	13,807,641
6.75%, 09/30/24 (Call 11/30/20)(b)	15,003	15,445,589
7.00%, 09/30/26 (Call 09/30/21)(b)	6,710	7,062,275
Arconic Corp.
6.00%, 05/15/25 (Call 05/15/22)(b)	12,915	13,673,756
6.13%, 02/15/28 (Call 02/15/23)(b)	14,248	15,038,906
Constellium SE
5.75%, 05/15/24 (Call 11/30/20)(b)	6,476	6,558,310
5.88%, 02/15/26 (Call 11/30/20)(a)(b)	13,714	13,917,996
6.63%, 03/01/25 (Call 11/30/20)(a)(b)	13,092	13,307,263
FMG Resources August 2006 Pty Ltd.
4.50%, 09/15/27 (Call 06/15/27)(b)	13,476	14,383,517
4.75%, 05/15/22 (Call 02/15/22)(a)(b)	13,635	13,958,150
5.13%, 03/15/23 (Call 12/15/22)(b)	9,959	10,376,033
5.13%, 05/15/24 (Call 02/15/24)(a)(b)	15,874	16,933,748
Freeport-McMoRan Inc.
3.55%, 03/01/22 (Call 12/01/21)(a)	8,670	8,781,988
3.88%, 03/15/23 (Call 12/15/22)	32,129	33,173,192
4.13%, 03/01/28 (Call 03/01/23)	17,215	17,602,337
4.25%, 03/01/30 (Call 03/01/25)(a)	13,193	13,786,685
4.38%, 08/01/28 (Call 08/01/23)	10,415	10,870,656
4.55%, 11/14/24 (Call 08/14/24)(a)	13,687	14,703,005
4.63%, 08/01/30 (Call 08/01/25)(a)	18,543	19,910,546
5.00%, 09/01/27 (Call 09/01/22)(a)	11,835	12,340,355
5.25%, 09/01/29 (Call 09/01/24)	12,619	13,633,568
Novelis Corp.
4.75%, 01/30/30 (Call 01/30/25)(a)(b)	36,246	36,802,920
5.88%, 09/30/26 (Call 09/30/21)(a)(b)	31,290	32,287,525

		387,847,199

Office & Business Equipment — 0.5%
CDW LLC/CDW Finance Corp.
3.25%, 02/15/29 (Call 02/15/23)	15,226	15,169,519
4.13%, 05/01/25 (Call 05/01/22)	12,256	12,727,243
4.25%, 04/01/28 (Call 10/01/22)(a)	15,018	15,536,421
5.50%, 12/01/24 (Call 06/01/24)	12,552	13,839,208
Pitney Bowes Inc.
4.63%, 03/15/24 (Call 12/15/23)	317	305,905
5.38%, 05/15/22 (Call 04/15/22)	23	23,230
Xerox Corp., 4.38%, 03/15/23 (Call 02/15/23)	21,387	22,284,719
Xerox Holdings Corp.
5.00%, 08/15/25 (Call 07/15/25)(b)	15,725	15,466,167
5.50%, 08/15/28 (Call 07/15/28)(b)	17,512	17,209,591

		112,562,003

Oil & Gas — 6.9%
Aker BP ASA
4.75%, 06/15/24 (Call 06/15/21)(b)	766	787,009
5.88%, 03/31/25 (Call 03/31/21)(a)(b)	8,496	8,769,571
Antero Resources Corp.
5.00%, 03/01/25 (Call 11/30/20)(a)	12,393	9,198,704
5.13%, 12/01/22 (Call 11/30/20)	11,663	10,817,433
5.38%, 11/01/21 (Call 11/30/20)(a)	18,572	18,609,144
5.63%, 06/01/23 (Call 11/30/20)(a)	12,305	10,375,935

Security	Par (000)	Value

Oil & Gas (continued)
Apache Corp.
4.25%, 01/15/30 (Call 10/15/29)	$8,128	$7,198,360
4.38%, 10/15/28 (Call 07/15/28)(a)	14,613	13,389,161
4.63%, 11/15/25 (Call 08/15/25)(a)	15,410	14,600,975
4.88%, 11/15/27 (Call 05/15/27)(a)	20,346	19,205,810
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
7.00%, 11/01/26 (Call 11/01/21)(b)	14,861	13,189,137
9.00%, 11/01/27 (Call 11/01/26)(b)	12,183	11,817,510
Callon Petroleum Co.
6.13%, 10/01/24 (Call 11/30/20)	9,561	3,218,870
6.25%, 04/15/23 (Call 11/30/20)	6,128	2,327,108
6.38%, 07/01/26 (Call 07/01/21)	6,304	1,463,429
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25 (Call 10/15/21)(a)(b)	11,646	11,284,392
Cenovus Energy Inc.
3.00%, 08/15/22 (Call 05/15/22)	7,978	7,897,662
3.80%, 09/15/23 (Call 06/15/23)	8,959	9,050,395
4.25%, 04/15/27 (Call 01/15/27)	21,991	22,388,157
5.38%, 07/15/25 (Call 04/15/25)(a)	20,351	21,444,866
Citgo Holding Inc., 9.25%, 08/01/24 (Call 08/01/21)(b)	29,713	24,884,637
CITGO Petroleum Corp.
6.25%, 08/15/22 (Call 11/30/20)(b)	11,830	11,386,375
7.00%, 06/15/25 (Call 06/15/22)(b)	25,194	23,369,954
Comstock Resources Inc.
7.50%, 05/15/25 (Call 11/30/20)(b)	12,914	12,819,296
9.75%, 08/15/26 (Call 08/15/21)	19,259	20,306,208
9.75%, 08/15/26 (Call 08/15/21)(a)	15,955	16,822,553
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)	20,451	19,044,994
4.38%, 01/15/28 (Call 10/15/27)(a)	23,171	20,799,284
4.50%, 04/15/23 (Call 01/15/23)	31,871	30,373,063
5.00%, 09/15/22 (Call 11/30/20)	21,186	20,877,576
CrownRock LP/CrownRock Finance Inc., 5.63%, 10/15/25 (Call 11/30/20)(b)	24,822	24,387,615
CVR Energy Inc.
5.25%, 02/15/25 (Call 02/15/22)(b)	11,971	8,708,903
5.75%, 02/15/28 (Call 02/15/23)(b)	9,605	6,575,423
Endeavor Energy Resources LP/EER Finance Inc.
5.50%, 01/30/26 (Call 01/30/21)(b)	11,878	11,983,582
5.75%, 01/30/28 (Call 01/30/23)(a)(b)	22,921	23,790,089
6.63%, 07/15/25 (Call 07/15/22)(a)(b)	9,382	9,769,008
EQT Corp.
3.00%, 10/01/22 (Call 09/01/22)(a)	13,559	13,529,170
3.90%, 10/01/27 (Call 07/01/27)	29,125	27,969,320
7.88%, 02/01/25 (Call 01/01/25)(a)	22,975	25,559,687
8.75%, 02/01/30 (Call 11/01/29)	18,256	22,705,900
Gulfport Energy Corp.
6.00%, 10/15/24 (Call 11/30/20)	18,235	10,044,445
6.38%, 05/15/25 (Call 11/30/20)	13,034	7,166,890
Hilcorp Energy I LP/Hilcorp Finance Co.
5.00%, 12/01/24 (Call 11/30/20)(b)	8,798	8,074,914
5.75%, 10/01/25 (Call 11/30/20)(b)	9,986	9,199,603
6.25%, 11/01/28 (Call 11/01/23)(b)	14,170	12,958,748
Laredo Petroleum Inc.
9.50%, 01/15/25 (Call 01/15/22)	13,349	6,190,599
10.13%, 01/15/28 (Call 01/15/23)(a)	7,729	3,304,148
Leviathan Bond Ltd. 5.75%, 06/30/23 (Call 03/30/23)(b)(f)	9,095	9,296,000

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
6.13%, 06/30/25 (Call 03/30/25)(b)(f)	$12,860	$13,274,735
6.50%, 06/30/27 (Call 12/30/26)(b)(f)	15,025	15,494,719
6.75%, 06/30/30 (Call 12/30/29)(b)(f)	10,470	10,747,979
Matador Resources Co., 5.88%, 09/15/26 (Call 09/15/21)	22,118	17,887,932
MEG Energy Corp.
6.50%, 01/15/25 (Call 11/30/20)(b)	9,443	9,225,811
7.00%, 03/31/24 (Call 11/30/20)(b)	12,345	11,671,169
7.13%, 02/01/27 (Call 02/01/23)(b)	26,742	24,060,580
Moss Creek Resources Holdings Inc.
7.50%, 01/15/26 (Call 01/15/21)(b)	16,686	8,343,000
10.50%, 05/15/27 (Call 05/15/22)(a)(b)	9,718	5,005,318
Murphy Oil Corp.
4.95%, 12/01/22 (Call 09/01/22)	161	153,916
5.75%, 08/15/25 (Call 11/30/20)	10,302	8,461,960
5.88%, 12/01/27 (Call 12/01/22)	13,812	10,911,756
6.88%, 08/15/24 (Call 11/30/20)(a)	10,487	9,246,435
Nabors Industries Inc.
5.50%, 01/15/23 (Call 11/15/22)(a)	1,713	856,500
5.75%, 02/01/25 (Call 11/01/24)	9,513	2,616,075
Nabors Industries Ltd.
7.25%, 01/15/26 (Call 07/15/22)(a)(b)	13,832	5,435,976
7.50%, 01/15/28 (Call 01/15/23)(b)	12,667	5,066,800
Occidental Petroleum Corp.
2.70%, 08/15/22	24,020	22,112,860
2.70%, 02/15/23 (Call 11/15/22)	16,602	14,858,790
2.90%, 08/15/24 (Call 07/15/24)(a)	66,183	55,117,202
3.00%, 02/15/27 (Call 11/15/26)	16,484	12,445,420
3.20%, 08/15/26 (Call 06/15/26)(a)	24,813	19,199,059
3.40%, 04/15/26 (Call 01/15/26)	27,126	21,217,415
3.50%, 06/15/25 (Call 03/15/25)	17,014	13,691,166
3.50%, 08/15/29 (Call 05/15/29)	28,570	20,612,112
5.55%, 03/15/26 (Call 12/15/25)	23,581	20,562,632
5.88%, 09/01/25 (Call 06/01/25)(a)	20,145	17,727,600
6.38%, 09/01/28 (Call 03/01/28)(a)	15,000	13,039,286
6.63%, 09/01/30 (Call 03/01/30)(a)	20,284	17,810,366
6.95%, 07/01/24	8,439	8,043,422
7.50%, 05/01/31	18,415	16,803,687
7.88%, 09/15/31	10,369	9,511,398
8.00%, 07/15/25 (Call 04/15/25)(a)	10,905	10,632,375
8.50%, 07/15/27 (Call 01/15/27)	23,520	22,524,923
8.88%, 07/15/30 (Call 01/15/30)(a)	30,320	29,713,600
Parkland Corp.
5.88%, 07/15/27 (Call 07/15/22)(b)	11,025	11,404,701
6.00%, 04/01/26 (Call 04/01/21)(b)	8,365	8,668,231
Parsley Energy LLC/Parsley Finance Corp.
4.13%, 02/15/28 (Call 02/15/23)(a)(b)	6,595	6,878,915
5.25%, 08/15/25 (Call 11/30/20)(b)	8,169	8,403,859
5.38%, 01/15/25 (Call 11/30/20)(a)(b)	11,366	11,601,213
5.63%, 10/15/27 (Call 10/15/22)(b)	17,549	18,667,749
PBF Holding Co. LLC/PBF Finance Corp.
6.00%, 02/15/28 (Call 02/15/23)(a)(b)	22,293	8,457,407
7.25%, 06/15/25 (Call 11/30/20)	16,469	6,834,635
9.25%, 05/15/25 (Call 05/15/22)(b)	21,154	18,743,954
PDC Energy Inc.
5.75%, 05/15/26 (Call 05/15/21)	17,491	16,485,267
6.13%, 09/15/24 (Call 11/30/20)	5,701	5,450,156
Puma International Financing SA
5.00%, 01/24/26 (Call 01/24/21)(b)	10,170	8,329,060
5.13%, 10/06/24 (Call 11/10/20)(b)	9,356	7,888,013

Security	Par (000)	Value

Oil & Gas (continued)
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)	$15,124	$11,872,340
5.38%, 10/01/22 (Call 07/01/22)	8,833	7,585,339
5.63%, 03/01/26 (Call 12/01/25)(a)	10,306	6,544,310
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)(a)	15,646	14,550,780
5.00%, 08/15/22 (Call 05/15/22)(a)	7,398	7,398,000
5.00%, 03/15/23 (Call 12/15/22)(a)	9,224	8,949,309
9.25%, 02/01/26 (Call 02/01/22)(b)	16,466	17,453,960
Seven Generations Energy Ltd.
5.38%, 09/30/25 (Call 11/30/20)(a)(b)	14,155	13,531,755
6.75%, 05/01/23 (Call 11/30/20)(b)	363	360,845
6.88%, 06/30/23 (Call 11/30/20)(b)	74	74,000
SM Energy Co.
6.75%, 09/15/26 (Call 09/15/21)	6,845	2,532,650
10.00%, 01/15/25 (Call 06/17/22)(b)	22,062	21,062,316
Southwestern Energy Co.
6.45%, 01/23/25 (Call 10/23/24)(a)	16,306	16,367,147
7.50%, 04/01/26 (Call 04/01/21)(a)	16,814	17,108,245
7.75%, 10/01/27 (Call 10/01/22)(a)	8,221	8,498,459
Sunoco LP/Sunoco Finance Corp.
4.88%, 01/15/23 (Call 11/30/20)	19,335	19,426,841
5.50%, 02/15/26 (Call 02/15/21)(a)	16,923	16,961,923
5.88%, 03/15/28 (Call 03/15/23)(a)	8,742	9,069,825
6.00%, 04/15/27 (Call 04/15/22)	12,518	12,955,629
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 07/15/21)(b)	14,742	8,992,628
Transocean Inc., 11.50%, 01/30/27 (Call 07/30/23)(b)	4,225	1,396,785
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 08/01/21)(a)(b)	12,249	10,784,330
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 02/01/22)(b)	11,639	8,772,896
Transocean Sentry Ltd., 5.38%, 05/15/23 (Call 05/16/21)(a)(b)	13,614	8,593,838
WPX Energy Inc.
4.50%, 01/15/30 (Call 01/15/25)(a)	22,021	21,140,160
5.25%, 09/15/24 (Call 06/15/24)	7,295	7,577,681
5.25%, 10/15/27 (Call 10/15/22)	12,870	12,871,055
5.75%, 06/01/26 (Call 06/01/21)	7,831	8,046,353
5.88%, 06/15/28 (Call 06/15/23)	10,095	10,349,058
8.25%, 08/01/23 (Call 06/01/23)	1,974	2,215,815

		1,613,873,018

Oil & Gas Services — 0.4%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/28 (Call 04/01/23)(b)	12,775	12,327,875
6.88%, 04/01/27 (Call 04/01/22)(b)	8,205	8,061,412
SESI LLC, 7.13%, 12/15/21 (Call 11/30/20)(a)(b)	13,924	3,202,520
Transocean Proteus Ltd., 6.25%, 12/01/24 (Call 12/01/20)(a)(b)	6,113	5,409,651
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (Call 04/01/21)	16,213	16,104,454
6.88%, 09/01/27 (Call 09/01/22)	15,613	15,694,344
Weatherford International Ltd.
8.75%, 09/01/24 (Call 08/28/21)(b)	6,950	6,771,385
11.00%, 12/01/24 (Call 12/01/21)(a)(b)	48,308	28,562,105

		96,133,746

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers — 2.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.13%, 08/15/26 (Call 08/15/22)(a)(b)	$24,532	$25,041,581
5.25%, 04/30/25 (Call 04/30/22)(a)(b)	11,175	11,692,738
5.25%, 08/15/27 (Call 08/15/22)(a)(b)	43,186	44,333,128
6.00%, 02/15/25 (Call 11/10/20)(b)	11,725	12,112,014
Ball Corp.
2.88%, 08/15/30 (Call 05/15/30)	25,844	25,498,983
4.00%, 11/15/23(a)	23,703	25,018,753
4.88%, 03/15/26 (Call 12/15/25)(a)	17,576	19,605,480
5.00%, 03/15/22	19,373	20,172,136
5.25%, 07/01/25	23,606	26,713,730
Berry Global Inc.
4.50%, 02/15/26 (Call 02/15/21)(a)(b)	10,438	10,577,452
4.88%, 07/15/26 (Call 07/15/22)(b)	26,648	27,900,456
5.13%, 07/15/23 (Call 11/30/20)(a)	1,084	1,097,279
5.63%, 07/15/27 (Call 07/15/22)(a)(b)	11,147	11,682,279
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23(a)	22,200	23,078,185
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)(a)	8,841	9,420,085
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 02/01/21)(a)	17,016	17,606,242
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (Call 11/30/20)(a)(b)	12,450	12,190,226
7.88%, 07/15/26 (Call 07/15/21)(a)(b)	12,731	12,895,230
Graphic Packaging International LLC, 3.50%, 03/15/28(b)	9,693	9,683,889
LABL Escrow Issuer LLC
6.75%, 07/15/26 (Call 07/15/22)(a)(b)	14,365	15,059,769
10.50%, 07/15/27 (Call 07/15/22)(a)(b)	16,261	17,317,965
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/24 (Call 11/30/20)(a)(b)	30,791	30,776,097
7.25%, 04/15/25 (Call 11/30/20)(a)(b)	30,542	29,368,097
Owens-Brockway Glass Container Inc.
5.88%, 08/15/23(a)(b)	14,762	15,522,243
6.63%, 05/13/27 (Call 05/15/23)(a)(b)	15,798	16,943,355
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
4.00%, 10/15/27 (Call 10/15/23)(b)	24,400	24,678,619
5.13%, 07/15/23 (Call 11/30/20)(a)(b)	1,661	1,681,762
Sealed Air Corp.
4.00%, 12/01/27 (Call 09/01/27)(a)(b)	10,441	10,936,947
4.88%, 12/01/22 (Call 09/01/22)(a)(b)	8,373	8,764,176
5.13%, 12/01/24 (Call 09/01/24)(a)(b)	9,004	9,825,615
5.25%, 04/01/23 (Call 01/01/23)(b)	8,417	8,890,456
5.50%, 09/15/25 (Call 06/15/25)(a)(b)	8,160	9,093,300
Trivium Packaging Finance BV
5.50%, 08/15/26 (Call 08/15/22)(a)(b)	22,310	23,329,567
8.50%, 08/15/27 (Call 08/15/22)(a)(b)	16,557	17,677,358

		586,185,192

Pharmaceuticals — 3.3%
Bausch Health Americas Inc.
8.50%, 01/31/27 (Call 07/31/22)(a)(b)	37,066	40,494,605
9.25%, 04/01/26 (Call 04/01/22)(a)(b)	32,029	35,311,972
Bausch Health Companies Inc.
5.00%, 01/30/28 (Call 01/30/23)(a)(b)	28,042	27,716,152
5.25%, 01/30/30 (Call 01/30/25)(a)(b)	27,444	27,095,187
5.50%, 03/01/23 (Call 11/30/20)(b)	165	164,587
5.50%, 11/01/25 (Call 11/30/20)(a)(b)	41,259	42,364,741

Security	Par (000)	Value

Pharmaceuticals (continued)
5.75%, 08/15/27 (Call 08/15/22)(a)(b)	$9,089	$9,747,952
5.88%, 05/15/23 (Call 11/30/20)(b)	158	157,605
6.13%, 04/15/25 (Call 11/30/20)(a)(b)	73,132	75,051,715
6.25%, 02/15/29 (Call 02/15/24)(a)(b)	33,855	34,912,292
7.00%, 03/15/24 (Call 11/30/20)(a)(b)	42,635	44,180,519
7.00%, 01/15/28 (Call 01/15/23)(b)	15,036	15,907,404
7.25%, 05/30/29 (Call 05/30/24)(b)	15,262	16,452,436
9.00%, 12/15/25 (Call 12/15/21)(a)(b)	30,847	33,599,903
Elanco Animal Health Inc.
4.91%, 08/27/21(a)	384	392,640
5.27%, 08/28/23 (Call 07/28/23)(a)	14,344	15,509,051
5.90%, 08/28/28 (Call 05/28/28)(a)	17,538	20,413,355
Endo Dac/Endo Finance LLC/Endo Finco Inc.
6.00%, 06/30/28 (Call 06/30/23)(b)	27,904	21,193,088
9.50%, 07/31/27 (Call 07/31/23)(a)(b)	20,198	21,666,597
Herbalife Nutrition Ltd./HLF Financing Inc., 7.88%, 09/01/25 (Call 09/01/22)(b)	12,263	13,002,459
HLF Financing Sarl LLC/Herbalife International Inc., 7.25%, 08/15/26 (Call 08/15/21)(b)	9,860	10,168,125
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
5.63%, 10/15/23 (Call 11/30/20)(b)(g)	6,544	2,126,800
5.75%, 08/01/22 (Call 11/30/20)(b)(g)	8,403	2,811,298
Par Pharmaceutical Inc., 7.50%, 04/01/27 (Call 04/01/22)(b)	43,798	46,425,880
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21	63	62,156
2.80%, 07/21/23(a)	69,287	65,713,177
3.15%, 10/01/26(a)	78,673	69,176,382
6.00%, 04/15/24 (Call 01/15/24)	25,830	26,036,640
6.75%, 03/01/28 (Call 12/01/27)(a)	27,219	28,571,784
7.13%, 01/31/25 (Call 10/31/24)	21,067	21,830,679

		768,257,181

Pipelines — 3.9%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 09/15/24 (Call 11/16/20)	10,816	10,115,123
5.75%, 03/01/27 (Call 03/01/22)(b)	13,814	12,432,600
5.75%, 01/15/28 (Call 01/15/23)(b)	16,304	14,488,328
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22 (Call 11/30/20)(b)	13,666	13,324,350
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)	13,378	12,441,540
4.13%, 03/01/25 (Call 02/01/25)(b)	9,391	8,874,495
4.13%, 12/01/27 (Call 09/01/27)	9,873	9,165,435
4.15%, 07/01/23 (Call 04/01/23)	10,110	9,996,263
4.50%, 03/01/28 (Call 12/01/27)(b)	11,923	11,326,850
6.38%, 01/22/78 (Call 01/22/23)(c)	7,917	5,114,382
Cheniere Energy Inc., 4.63%, 10/15/28 (Call 10/15/23)(b)	39,053	40,230,128
Cheniere Energy Partners LP
5.25%, 10/01/25 (Call 11/30/20)	31,521	32,063,161
5.63%, 10/01/26 (Call 10/01/21)	23,781	24,345,799
Series WI, 4.50%, 10/01/29 (Call 10/01/24)(a)	33,598	34,227,962
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.63%, 05/01/27 (Call 05/01/22)(a)(b)	13,545	11,835,892
5.75%, 04/01/25 (Call 11/30/20)(a)	9,991	9,058,507
6.25%, 04/01/23 (Call 11/16/20)	13,304	12,870,689

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)	$8,181	$8,189,522
4.75%, 09/30/21 (Call 06/30/21)(b)	122	122,427
5.13%, 05/15/29 (Call 02/15/29)(a)	12,859	12,781,795
5.38%, 07/15/25 (Call 04/15/25)	17,366	18,234,300
5.63%, 07/15/27 (Call 04/15/27)(a)	12,298	12,789,920
5.85%, 05/21/43 (Call 05/21/23)(b)(c)	11,189	8,238,523
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)	14,341	12,320,192
4.40%, 04/01/24 (Call 01/01/24)	11,810	10,693,483
4.85%, 07/15/26 (Call 04/15/26)(a)	10,959	9,366,657
EQM Midstream Partners LP
4.00%, 08/01/24 (Call 05/01/24)	7,244	7,027,984
4.13%, 12/01/26 (Call 09/01/26)	9,524	9,044,943
4.75%, 07/15/23 (Call 06/15/23)	22,913	22,779,250
6.00%, 07/01/25 (Call 04/01/25)(b)	12,224	12,468,480
6.50%, 07/01/27 (Call 01/01/27)(a)(b)	20,826	21,871,673
Series 10Y, 5.50%, 07/15/28 (Call 04/15/28)	21,922	22,248,199
Genesis Energy LP/Genesis Energy Finance Corp.
6.00%, 05/15/23 (Call 11/30/20)	2,785	2,541,313
6.25%, 05/15/26 (Call 02/15/21)	7,349	5,911,352
6.50%, 10/01/25 (Call 11/30/20)	10,270	8,555,834
7.75%, 02/01/28 (Call 02/01/23)	16,693	13,855,190
Global Partners LP/GLP Finance Corp., 7.00%, 08/01/27 (Call 08/01/22)	344	354,124
Hess Midstream Operations LP
5.13%, 06/15/28 (Call 06/15/23)(b)	10,691	10,600,127
5.63%, 02/15/26 (Call 02/15/21)(b)	17,337	17,337,000
New Fortress Energy Inc., 6.75%, 09/15/25 (Call 09/15/22)(b)	16,739	17,195,807
NGL Energy Partners LP/NGL Energy Finance Corp.
7.50%, 11/01/23 (Call 11/30/20)	15,210	8,213,400
7.50%, 04/15/26 (Call 04/15/22)(a)	6,758	3,345,210
NuStar Logistics LP
5.63%, 04/28/27 (Call 01/28/27)	12,065	11,759,605
5.75%, 10/01/25 (Call 07/01/25)(a)	12,250	12,300,286
6.00%, 06/01/26 (Call 03/01/26)	9,942	9,855,008
6.38%, 10/01/30 (Call 04/01/30)(a)	13,468	13,540,525
Rockies Express Pipeline LLC
3.60%, 05/15/25 (Call 04/15/25)(b)	4,910	4,890,398
4.95%, 07/15/29 (Call 04/15/29)(b)	13,075	12,898,706
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
4.75%, 10/01/23 (Call 11/30/20)(b)	10,551	10,076,205
5.50%, 09/15/24 (Call 11/30/20)(b)	15,968	15,293,143
5.50%, 01/15/28 (Call 01/15/23)(b)	18,232	16,769,794
6.00%, 03/01/27 (Call 03/01/23)(b)	10,962	10,326,204
7.50%, 10/01/25 (Call 10/01/22)(b)	8,051	8,131,510
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.25%, 11/15/23 (Call 11/30/20)	10,628	10,641,285
4.88%, 02/01/31 (Call 02/01/26)(a)(b)	18,626	18,169,995
5.00%, 01/15/28 (Call 01/15/23)	17,079	16,829,932
5.13%, 02/01/25 (Call 11/30/20)	8,380	8,400,950
5.25%, 05/01/23 (Call 11/02/20)	17,551	17,551,000
5.38%, 02/01/27 (Call 02/01/22)(a)	9,631	9,679,155
5.50%, 03/01/30 (Call 03/01/25)(b)	22,589	22,662,414
5.88%, 04/15/26 (Call 04/15/21)(a)	20,181	20,635,072
6.50%, 07/15/27 (Call 07/15/22)	13,715	14,456,857
6.88%, 01/15/29 (Call 01/15/24)	12,470	13,365,746

Security	Par (000)	Value

Pipelines (continued)
Western Midstream Operating LP
3.95%, 06/01/25 (Call 03/01/25)	$10,403	$9,567,431
4.00%, 07/01/22 (Call 04/01/22)	9,530	9,540,292
4.10%, 02/01/25 (Call 01/01/25)	21,067	19,968,183
4.50%, 03/01/28 (Call 12/01/27)	8,687	8,082,124
4.65%, 07/01/26 (Call 04/01/26)	10,700	10,271,080
4.75%, 08/15/28 (Call 05/15/28)	8,290	7,655,027
5.05%, 02/01/30 (Call 11/01/29)	26,814	25,572,083

		916,888,219

Real Estate — 0.4%
Howard Hughes Corp. (The)
5.38%, 03/15/25 (Call 11/30/20)(b)	24,668	24,745,088
5.38%, 08/01/28 (Call 08/01/23)(a)(b)	15,558	15,713,580
Kennedy-Wilson Inc., 5.88%, 04/01/24 (Call 11/30/20)(a)	25,870	25,274,990
Realogy Group LLC/Realogy Co-Issuer Corp.
4.88%, 06/01/23 (Call 03/01/23)(a)(b)	7,544	7,525,140
7.63%, 06/15/25 (Call 06/15/22)(b)	6,753	7,132,856
9.38%, 04/01/27 (Call 04/01/22)(b)	16,267	17,263,354

		97,655,008

Real Estate Investment Trusts — 3.7%
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26 (Call 05/15/22)(a)(b)	172	142,760
Diversified Healthcare Trust
4.75%, 02/15/28 (Call 08/15/27)(a)	11,213	9,951,538
9.75%, 06/15/25 (Call 06/15/22)	21,576	23,760,570
ESH Hospitality Inc.
4.63%, 10/01/27 (Call 10/01/22)(b)	17,892	17,520,421
5.25%, 05/01/25 (Call 11/30/20)(a)(b)	27,736	27,740,759
HAT Holdings I LLC/HAT Holdings II LLC
5.25%, 07/15/24 (Call 07/15/21)(b)	6,498	6,725,430
6.00%, 04/15/25 (Call 04/15/22)(b)	6,246	6,581,723
Iron Mountain Inc.
4.50%, 02/15/31 (Call 02/15/26)(b)	28,448	28,258,878
4.88%, 09/15/27 (Call 09/15/22)(b)	17,178	17,469,511
4.88%, 09/15/29 (Call 09/15/24)(a)(b)	23,176	23,300,455
5.00%, 07/15/28 (Call 07/15/23)(a)(b)	6,525	6,637,610
5.25%, 03/15/28 (Call 12/27/22)(a)(b)	14,638	14,990,739
5.25%, 07/15/30 (Call 07/15/25)(b)	31,945	32,743,625
5.63%, 07/15/32 (Call 07/15/26)(b)	12,222	12,649,770
iStar Inc.
4.25%, 08/01/25 (Call 05/01/25)	13,374	12,301,004
4.75%, 10/01/24 (Call 07/01/24)	16,295	15,575,315
5.50%, 02/15/26 (Call 08/15/22)	8,503	8,018,499
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/27 (Call 02/01/23)(b)	11,635	10,020,644
5.25%, 03/15/22 (Call 09/15/21)(b)	8,851	8,597,231
5.25%, 10/01/25 (Call 11/16/20)(b)	4,270	3,896,375
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
4.50%, 09/01/26 (Call 06/01/26)(a)	10,687	10,909,290
4.63%, 06/15/25 (Call 03/15/25)(a)(b)	16,845	17,130,828
5.63%, 05/01/24 (Call 02/01/24)(a)	22,274	23,426,680
5.75%, 02/01/27 (Call 11/01/26)	17,440	18,791,600
MPT Operating Partnership LP/MPT Finance Corp.
4.63%, 08/01/29 (Call 08/01/24)(a)	19,944	20,999,237
5.00%, 10/15/27 (Call 10/15/22)	31,858	33,261,345

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
5.25%, 08/01/26 (Call 08/01/21)(a)	$7,383	$7,610,363
6.38%, 03/01/24 (Call 11/30/20)	6,626	6,768,790
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
5.88%, 10/01/28 (Call 10/01/23)(a)(b)	17,975	17,651,531
7.50%, 06/01/25 (Call 06/01/22)(b)	5,459	5,717,620
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27 (Call 10/15/22)(a)	16,320	14,932,800
5.00%, 04/15/23 (Call 11/30/20)(a)	7,276	7,112,996
SBA Communications Corp.
3.88%, 02/15/27 (Call 02/15/23)(b)	33,674	34,263,295
4.00%, 10/01/22 (Call 11/30/20)(a)	13,634	13,740,915
4.88%, 09/01/24 (Call 11/30/20)(a)	22,265	22,813,832
Service Properties Trust
3.95%, 01/15/28 (Call 07/15/27)	10,915	8,535,530
4.35%, 10/01/24 (Call 09/01/24)	15,225	13,450,194
4.38%, 02/15/30 (Call 08/15/29)(a)	5,832	4,771,305
4.50%, 06/15/23 (Call 12/15/22)	7,492	7,180,295
4.75%, 10/01/26 (Call 08/01/26)	10,195	8,752,306
4.95%, 02/15/27 (Call 08/15/26)(a)	9,345	7,906,394
4.95%, 10/01/29 (Call 07/01/29)	9,439	7,734,736
5.00%, 08/15/22 (Call 02/15/22)(a)	3,384	3,350,742
7.50%, 09/15/25 (Call 06/15/25)(a)	24,903	26,042,260
Starwood Property Trust Inc.
4.75%, 03/15/25 (Call 09/15/24)(a)	11,299	10,988,503
5.00%, 12/15/21 (Call 09/15/21)	12,999	12,966,503
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC
7.13%, 12/15/24 (Call 11/30/20)(a)(b)	12,045	11,516,767
7.88%, 02/15/25 (Call 02/15/22)(b)	50,764	53,810,454
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 11/30/20)(b)	10,212	10,352,415
8.25%, 10/15/23 (Call 11/30/20)	25,930	25,520,576
VICI Properties LP/VICI Note Co. Inc.
3.50%, 02/15/25 (Call 02/15/22)(b)	14,718	14,726,669
3.75%, 02/15/27 (Call 02/15/23)(b)	15,364	15,402,410
4.13%, 08/15/30 (Call 02/15/25)(b)	23,713	24,009,412
4.25%, 12/01/26 (Call 12/01/22)(a)(b)	26,539	27,036,606
4.63%, 12/01/29 (Call 12/01/24)(a)(b)	23,159	24,101,571

		860,169,627

Retail — 4.0%
1011778 BC ULC/New Red Finance Inc.
3.50%, 02/15/29 (Call 02/15/24)(b)	9,875	9,800,938
3.88%, 01/15/28 (Call 09/15/22)(a)(b)	16,662	16,851,899
4.00%, 10/15/30 (Call 10/15/25)(b)	46,405	45,998,956
4.25%, 05/15/24 (Call 11/30/20)(b)	32,913	33,571,260
4.38%, 01/15/28 (Call 11/15/22)(a)(b)	16,332	16,536,150
5.00%, 10/15/25 (Call 11/13/20)(b)	34,909	35,795,689
5.75%, 04/15/25 (Call 04/15/22)(a)(b)	10,096	10,760,721
Asbury Automotive Group Inc., 4.75%, 03/01/30 (Call 03/01/25)(a)(b)	200	206,500
Beacon Roofing Supply Inc., 4.88%, 11/01/25 (Call 11/30/20)(b)	31,307	30,712,167
Carvana Co.
5.63%, 10/01/25 (Call 10/01/22)(a)(b)	12,570	12,397,163
5.88%, 10/01/28 (Call 10/01/23)(b)	13,680	13,462,078
eG Global Finance PLC
6.75%, 02/07/25 (Call 05/15/21)(a)(b)	18,560	18,188,800
8.50%, 10/30/25 (Call 10/30/21)(a)(b)	12,404	12,822,511

Security	Par (000)	Value

Retail (continued)
Ferrellgas LP/Ferrellgas Finance Corp.
6.75%, 01/15/22 (Call 11/30/20)(a)	$6,125	$5,614,584
6.75%, 06/15/23 (Call 11/16/20)(a)	6,912	6,215,040
10.00%, 04/15/25 (Call 04/15/22)(a)(b)	12,210	13,324,163
Gap Inc. (The)
8.38%, 05/15/23(b)	9,672	10,809,427
8.63%, 05/15/25 (Call 05/15/22)(b)	13,325	14,660,213
8.88%, 05/15/27 (Call 05/15/23)(a)(b)	25,639	29,348,963
Golden Nugget Inc.
6.75%, 10/15/24 (Call 11/30/20)(b)	28,124	23,849,715
8.75%, 10/01/25 (Call 11/30/20)(a)(b)	16,118	13,206,686
IRB Holding Corp.
6.75%, 02/15/26 (Call 02/15/21)(b)	11,637	11,684,794
7.00%, 06/15/25 (Call 06/15/22)(b)	15,641	16,657,822
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.75%, 06/01/27 (Call 06/01/22)(a)(b)	16,222	16,817,996
5.25%, 06/01/26 (Call 06/01/21)(a)(b)	23,167	23,948,886
L Brands Inc.
5.25%, 02/01/28(a)	12,522	12,305,532
5.63%, 10/15/23(a)	10,954	11,448,025
6.63%, 10/01/30 (Call 10/01/25)(b)	14,772	15,510,600
6.88%, 07/01/25 (Call 07/01/22)(a)(b)	15,832	16,979,820
7.50%, 06/15/29 (Call 06/15/24)	11,438	12,267,255
9.38%, 07/01/25(b)	13,848	16,063,680
Lithia Motors Inc.
4.38%, 01/15/31 (Call 10/15/25)(b)	5,450	5,681,625
4.63%, 12/15/27 (Call 12/15/22)(b)	5,550	5,841,930
Macy’s Inc., 8.38%, 06/15/25 (Call 06/15/22)(b)	28,283	29,520,381
Macy’s Retail Holdings LLC
2.88%, 02/15/23 (Call 11/15/22)	15,318	12,776,897
3.63%, 06/01/24 (Call 03/01/24)(a)	13,387	10,248,150
3.88%, 01/15/22 (Call 10/15/21)(a)	2,767	2,607,514
Penske Automotive Group Inc.
3.50%, 09/01/25 (Call 09/01/22)(a)	11,208	11,236,020
5.50%, 05/15/26 (Call 05/15/21)(a)	11,939	12,306,124
PetSmart Inc.
5.88%, 06/01/25 (Call 11/30/20)(b)	23,562	23,970,732
7.13%, 03/15/23 (Call 11/30/20)(b)	40,808	40,603,960
8.88%, 06/01/25 (Call 11/10/20)(b)	15,237	15,384,799
QVC Inc.
4.38%, 03/15/23(a)	13,488	13,976,940
4.38%, 09/01/28 (Call 06/01/28)	11,420	11,442,840
4.45%, 02/15/25 (Call 11/15/24)(a)	12,186	12,605,198
4.75%, 02/15/27 (Call 11/15/26)(a)	14,042	14,353,592
4.85%, 04/01/24(a)	12,522	12,986,065
Rite Aid Corp.
7.50%, 07/01/25 (Call 07/01/22)(a)(b)	12,039	12,039,000
8.00%, 11/15/26 (Call 01/15/23)(b)	19,982	20,031,955
Sally Holdings LLC/Sally Capital Inc., 5.63%, 12/01/25 (Call 12/01/20)(a)	15,995	15,851,045
Staples Inc.
7.50%, 04/15/26 (Call 04/15/22)(b)	44,247	41,370,945
10.75%, 04/15/27 (Call 04/15/22)(a)(b)	21,451	17,044,122
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 06/01/24 (Call 11/30/20)	9,777	9,884,058
Yum! Brands Inc.
3.63%, 03/15/31 (Call 12/15/30)	19,661	19,292,356
4.75%, 01/15/30 (Call 10/15/29)(a)(b)	21,279	22,805,768

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
7.75%, 04/01/25 (Call 04/01/22)(a)(b)	$12,654	$13,885,234

		935,565,283

Semiconductors — 0.3%
Microchip Technology Inc., 4.25%, 09/01/25 (Call 09/01/22)(b)	27,400	28,324,750
Qorvo Inc.
3.38%, 04/01/31 (Call 04/01/26)(b)	14,898	15,009,735
4.38%, 10/15/29 (Call 10/15/24)	20,957	22,425,876
Sensata Technologies UK Financing Co. PLC, 6.25%, 02/15/26 (Call 02/15/21)(a)(b)	14,660	15,196,423

		80,956,784

Software — 1.9%
Black Knight InfoServ LLC, 3.63%, 09/01/28 (Call 09/01/23)(b)	21,859	22,022,287
Boxer Parent Co. Inc., 7.13%, 10/02/25 (Call 06/01/22)(b)	10,942	11,712,426
CDK Global Inc.
4.88%, 06/01/27 (Call 06/01/22)(a)	14,738	15,264,147
5.00%, 10/15/24 (Call 07/15/24)(a)	9,987	10,851,153
5.25%, 05/15/29 (Call 05/15/24)(a)(b)	11,666	12,495,919
5.88%, 06/15/26 (Call 06/15/21)(a)	5,169	5,378,370
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 11/10/20)(a)(b)	31,136	31,083,692
Dun & Bradstreet Corp. (The), 6.88%, 08/15/26 (Call 02/15/22)(b)	6,840	7,318,800
Dun & Bradstreet Corp./The, 10.25%, 02/15/27 (Call 02/15/22)(a)(b)	5,210	5,825,995
MSCI Inc.
3.63%, 09/01/30 (Call 03/01/25)(a)(b)	7,314	7,509,564
3.88%, 02/15/31 (Call 06/01/25)(a)(b)	25,536	26,685,120
4.00%, 11/15/29 (Call 11/15/24)(a)(b)	22,834	23,812,437
4.75%, 08/01/26 (Call 08/01/21)(a)(b)	3,601	3,728,496
5.38%, 05/15/27 (Call 05/15/22)(a)(b)	5,451	5,811,233
Open Text Corp.
3.88%, 02/15/28 (Call 02/15/23)(b)	19,381	19,636,829
5.88%, 06/01/26 (Call 06/01/21)(a)(b)	13,724	14,286,302
Open Text Holdings Inc., 4.13%, 02/15/30 (Call 02/15/25)(a)(b)	21,705	22,627,463
PTC Inc.
3.63%, 02/15/25 (Call 02/15/22)(b)	9,922	10,060,650
4.00%, 02/15/28 (Call 02/15/23)(b)	10,765	11,114,863
Rackspace Technology Global. Inc., 8.63%, 11/15/24 (Call 11/30/20)(b)	35,772	37,297,279
Solera LLC/Solera Finance Inc., 10.50%, 03/01/24 (Call 11/30/20)(a)(b)	46,370	48,166,837
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 03/30/22)(a)(b)	45,888	48,756,000
Veritas U.S. Inc./Veritas Bermuda Ltd.
7.50%, 02/01/23 (Call 11/10/20)(a)(b)	6,384	6,353,220
7.50%, 09/01/25 (Call 09/01/21)(b)	21,648	21,951,505
10.50%, 02/01/24 (Call 11/10/20)(a)(b)	20,182	18,718,805

		448,469,392

Telecommunications — 7.3%
Altice France Holding SA
6.00%, 02/15/28 (Call 02/15/23)(a)(b)	24,520	23,548,395
10.50%, 05/15/27 (Call 05/15/22)(a)(b)	35,950	39,634,875
Altice France SA/France
5.13%, 01/15/29 (Call 09/15/23)(a)(b)	8,010	8,012,403
5.50%, 01/15/28 (Call 09/15/22)(b)	25,146	25,491,758

Security	Par (000)	Value

Telecommunications (continued)
7.38%, 05/01/26 (Call 05/01/21)(b)	$122,245	$127,587,106
8.13%, 02/01/27 (Call 02/01/22)(b)	39,452	42,830,077
Avaya Inc., 6.13%, 09/15/28 (Call 09/15/23)(a)(b)	20,152	20,756,560
CenturyLink Inc.
4.00%, 02/15/27 (Call 02/15/23)(a)(b)	27,398	28,048,703
5.13%, 12/15/26 (Call 12/15/22)(a)(b)	28,436	29,006,853
5.63%, 04/01/25 (Call 01/01/25)(a)	10,590	11,119,500
Series T, 5.80%, 03/15/22(a)	29,353	30,527,120
Series W, 6.75%, 12/01/23	15,338	16,682,836
Series Y, 7.50%, 04/01/24 (Call 01/01/24)(a)	22,163	24,442,021
Cincinnati Bell Inc., 7.00%, 07/15/24 (Call 11/30/20)(a)(b)	18,496	19,100,281
CommScope Inc.
5.50%, 03/01/24 (Call 03/01/21)(b)	23,834	24,380,197
6.00%, 03/01/26 (Call 03/01/22)(b)	31,741	32,855,506
7.13%, 07/01/28 (Call 07/01/23)(b)	14,715	14,724,859
8.25%, 03/01/27 (Call 03/01/22)(a)(b)	22,130	22,959,875
CommScope Technologies LLC
5.00%, 03/15/27 (Call 03/15/22)(a)(b)	14,266	13,330,008
6.00%, 06/15/25 (Call 11/10/20)(a)(b)	35,825	35,564,552
Connect Finco Sarl/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 10/01/22)(b)	45,967	46,369,211
Consolidated Communications Inc., 6.50%, 10/01/28 (Call 10/01/23)(a)(b)	780	801,450
Frontier Communications Corp.
5.88%, 10/15/27 (Call 10/15/23)(a)(b)	7,680	7,858,406
8.50%, 04/01/26 (Call 04/01/21)(a)(b)	28,309	28,485,931
Hughes Satellite Systems Corp.
5.25%, 08/01/26	16,165	17,375,759
6.63%, 08/01/26(a)	16,383	17,816,513
7.63%, 06/15/21	681	701,430
Intelsat Jackson Holdings SA
8.00%, 02/15/24 (Call 11/30/20)(a)(b)	24,990	25,364,850
9.50%, 09/30/22(b)	7,476	8,152,354
Intrado Corp., 8.50%, 10/15/25 (Call 11/30/20)(b)	23,213	20,899,592
Koninklijke KPN NV, 7.00%, 03/28/73 (Call 03/28/23)(b)(c)	11,908	12,391,515
Level 3 Financing Inc.
3.63%, 01/15/29 (Call 01/15/24)(a)(b)	19,775	19,201,525
4.25%, 07/01/28 (Call 07/01/23)(a)(b)	25,823	26,022,805
4.63%, 09/15/27 (Call 09/15/22)(a)(b)	20,810	21,233,864
5.25%, 03/15/26 (Call 03/15/21)(a)	15,160	15,670,134
5.38%, 01/15/24 (Call 11/30/20)(a)	18,281	18,412,806
5.38%, 05/01/25 (Call 11/30/20)	15,182	15,605,046
Nokia OYJ
3.38%, 06/12/22(a)	6,451	6,555,669
4.38%, 06/12/27(a)	11,448	12,306,714
Qwest Corp., 6.75%, 12/01/21(a)	18,820	19,761,000
Sprint Communications Inc.
6.00%, 11/15/22	52,168	55,839,062
11.50%, 11/15/21	20,123	21,912,806
Sprint Corp.
7.13%, 06/15/24	56,645	65,056,074
7.25%, 09/15/21	942	980,331
7.63%, 02/15/25 (Call 11/15/24)(a)	33,205	39,181,900
7.63%, 03/01/26 (Call 11/01/25)(a)	33,756	41,055,735
7.88%, 09/15/23	101,512	115,850,570
Telecom Italia SpA/Milano, 5.30%, 05/30/24(a)(b)	35,539	38,341,606
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22(a)	21,022	21,722,033

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
T-Mobile USA Inc.
4.00%, 04/15/22 (Call 03/16/22)	$9,749	$10,085,826
4.50%, 02/01/26 (Call 02/01/21)	21,128	21,619,226
4.75%, 02/01/28 (Call 02/01/23)	34,926	37,353,357
5.13%, 04/15/25 (Call 11/10/20)	10,092	10,325,378
5.38%, 04/15/27 (Call 04/15/22)	10,385	11,085,988
6.00%, 03/01/23 (Call 11/10/20)	28,094	28,129,117
6.00%, 04/15/24 (Call 11/10/20)	21,287	21,663,780
6.50%, 01/15/26 (Call 01/15/21)	43,883	45,583,466
ViaSat Inc.
5.63%, 09/15/25 (Call 11/10/20)(a)(b)	15,168	15,258,250
5.63%, 04/15/27 (Call 04/15/22)(a)(b)	11,872	12,435,920
6.50%, 07/15/28 (Call 07/15/23)(a)(b)	9,944	10,205,030
Vmed O2 UK Financing I PLC, 4.25%, 01/31/31 (Call 01/31/26)(a)(b)	28,459	28,513,784
Vodafone Group PLC, 7.00%, 04/04/79 (Call 01/04/29)(c)	43,181	51,102,520
Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/28 (Call 08/15/23)(b)	30,754	29,677,610
Zayo Group Holdings Inc.
4.00%, 03/01/27 (Call 03/01/21)(b)	31,566	30,950,463
6.13%, 03/01/28 (Call 03/01/23)(a)(b)	24,776	25,013,436

		1,720,533,327

Toys, Games & Hobbies — 0.2%
Mattel Inc.
5.88%, 12/15/27 (Call 12/15/22)(a)(b)	12,936	14,037,986
6.75%, 12/31/25 (Call 12/31/20)(a)(b)	32,164	33,772,200

		47,810,186

Transportation — 0.4%
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., 7.38%, 01/15/22 (Call 11/30/20)(a)(b)	8,458	4,010,502
XPO Logistics Inc.
6.13%, 09/01/23 (Call 11/30/20)(b)	7,636	7,750,540
6.25%, 05/01/25 (Call 05/01/22)(b)	28,286	30,062,927
6.50%, 06/15/22 (Call 11/30/20)(b)	25,122	25,214,700
6.75%, 08/15/24 (Call 08/15/21)(b)	19,576	20,715,323

		87,753,992

Trucking & Leasing — 0.2%
AerCap Global Aviation Trust, 6.50%, 06/15/45 (Call 06/15/25)(a)(b)(c)	9,888	8,704,530
Fortress Transportation & Infrastructure Investors LLC
6.50%, 10/01/25 (Call 10/01/21)(a)(b)	9,459	9,260,361
6.75%, 03/15/22 (Call 11/30/20)(b)	13,301	13,173,680
9.75%, 08/01/27 (Call 08/01/23)(a)(b)	9,694	10,311,993

		41,450,564

Total Corporate Bonds & Notes — 96.9% (Cost: $23,181,437,103)		22,666,712,335

Floating Rate Loan Interests

Oil & Gas — 0.1%
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 2020 2nd Lien Term Loan, 1.00%, 11/01/25(h)	23,239	24,429,999

Total Floating Rate Loan Interests — 0.1% (Cost: $23,239,000)		24,429,999

Security	Shares (000)	Value

Common Stocks

Media — 0.0%
AMC Entertainment Inc.(i)(j)	65	$153,952

Oil, Gas & Consumable Fuels — 0.0%
Whiting Petroleum Corp.(j)	443	6,467,523

Total Common Stocks — 0.0% (Cost $28,501,161)		6,621,475

Warrants

Oil & Gas — 0.0%
SM Energy Co. (Expires 06/30/23)(j)	672	1,075,006

Total Warrants — 0.0% (Cost $2,882,370)		1,075,006

Short-Term Investments

Money Market Funds — 11.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.20%(k)(l)(m)	2,318,186	2,319,809,074
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.04%(k)(l)	438,710	438,710,000

		2,758,519,074

Total Short-Term Investments — 11.8% (Cost: $2,757,507,666)		2,758,519,074

Total Investments in Securities — 108.8% (Cost: $25,993,567,300)		25,457,357,889

Other Assets, Less Liabilities — (8.8)%		(2,059,519,695)

Net Assets — 100.0%		$23,397,838,194

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Perpetual security with no stated maturity date.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	Issuer filed for bankruptcy and/or is in default.
(h)	Fixed rate.
(i)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(j)	Non-income producing security.
(k)	Affiliate of the Fund.
(l)	Annualized 7-day yield as of period-end.
(m)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to a recently published shareholder report. Shareholder reports are available on the Fund’s website at iShares.com and on the U.S. Securities and Exchange Commission website at sec.gov.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$22,666,712,335	$—	$22,666,712,335
Floating Rate Loan Interests	—	24,429,999	—	24,429,999
Common Stocks	6,467,523	—	153,952	6,621,475
Warrants	—	1,075,006	—	1,075,006
Money Market Funds	2,758,519,074	—	—	2,758,519,074

	$2,764,986,597	$22,692,217,340	$153,952	$25,457,357,889

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.1%
Omnicom Group Inc./Omnicom Capital Inc.
3.60%, 04/15/26 (Call 01/15/26)(a)	$21,466	$24,038,687
3.65%, 11/01/24 (Call 08/01/24)	16,712	18,315,371

		42,354,058

Aerospace & Defense — 2.2%
Boeing Co. (The)
2.70%, 02/01/27 (Call 12/01/26)(a)	13,723	13,288,167
2.95%, 02/01/30 (Call 11/01/29)	8,950	8,455,277
3.20%, 03/01/29 (Call 12/01/28)	17,561	16,992,545
3.25%, 02/01/35 (Call 11/01/34)	7,920	7,318,674
3.60%, 05/01/34 (Call 02/01/34)(a)	9,807	9,407,367
3.75%, 02/01/50 (Call 08/01/49)	21,109	18,822,230
3.90%, 05/01/49 (Call 11/01/48)	13,120	11,972,441
3.95%, 08/01/59 (Call 02/01/59)	12,050	10,656,299
4.88%, 05/01/25 (Call 04/01/25)	43,492	47,285,833
5.04%, 05/01/27 (Call 03/01/27)	25,367	27,881,445
5.15%, 05/01/30 (Call 02/01/30)	67,048	74,222,283
5.71%, 05/01/40 (Call 11/01/39)	41,342	47,934,428
5.81%, 05/01/50 (Call 11/01/49)(a)	77,676	91,249,236
5.93%, 05/01/60 (Call 11/01/59)	47,889	57,016,998
General Dynamics Corp.
3.25%, 04/01/25 (Call 03/01/25)	4,923	5,423,218
3.50%, 05/15/25 (Call 03/15/25)	12,470	13,875,339
3.50%, 04/01/27 (Call 02/01/27)	10,081	11,535,296
3.63%, 04/01/30 (Call 01/01/30)	19,213	22,805,689
3.75%, 05/15/28 (Call 02/15/28)(a)	15,122	17,609,073
4.25%, 04/01/40 (Call 10/01/39)	11,429	14,464,584
4.25%, 04/01/50 (Call 10/01/49)(a)	12,062	15,737,246
L3Harris Technologies Inc.
4.40%, 06/15/28 (Call 03/15/28)(a)	16,000	18,912,653
4.40%, 06/15/28 (Call 03/15/28)	14,456	17,087,582
Lockheed Martin Corp.
2.80%, 06/15/50 (Call 12/15/49)	9,414	9,730,446
2.90%, 03/01/25 (Call 12/01/24)(a)	7,955	8,638,651
3.55%, 01/15/26 (Call 10/15/25)(a)	24,544	27,740,719
3.80%, 03/01/45 (Call 09/01/44)	15,037	17,901,766
4.07%, 12/15/42	20,392	25,283,865
4.09%, 09/15/52 (Call 03/15/52)(a)	24,047	30,701,555
4.70%, 05/15/46 (Call 11/15/45)(a)	19,658	26,408,644
Northrop Grumman Corp.
2.93%, 01/15/25 (Call 11/15/24)	21,101	22,817,952
3.20%, 02/01/27 (Call 11/01/26)(a)	13,074	14,507,661
3.25%, 01/15/28 (Call 10/15/27)	32,905	36,719,529
4.03%, 10/15/47 (Call 04/15/47)(a)	31,209	37,550,672
4.40%, 05/01/30 (Call 02/01/30)(a)	14,701	17,980,054
4.75%, 06/01/43(a)	16,217	20,878,153
5.25%, 05/01/50 (Call 11/01/49)	14,333	20,341,167
Raytheon Technologies Corp.
2.25%, 07/01/30 (Call 04/01/30)(a)	11,345	11,817,595
3.13%, 05/04/27 (Call 02/04/27)(a)	12,862	14,176,667
3.13%, 07/01/50 (Call 01/01/50)	12,942	13,581,495
3.20%, 03/15/24 (Call 01/15/24)(b)	5,266	5,645,679
3.50%, 03/15/27 (Call 12/15/26)(b)	18,056	20,216,032
3.75%, 11/01/46 (Call 05/01/46)(a)	15,206	17,397,886
3.95%, 08/16/25 (Call 06/16/25)(a)	19,770	22,421,622
4.13%, 11/16/28 (Call 08/16/28)	44,539	52,231,896
4.15%, 05/15/45 (Call 11/16/44)(a)	14,442	17,207,564
4.35%, 04/15/47 (Call 10/15/46)(b)	15,380	18,801,567

Security	Par (000)		Value

Aerospace & Defense (continued)
4.45%, 11/16/38 (Call 05/16/38)(a)	$11,908		$14,503,668
4.50%, 06/01/42	50,013		62,562,502
4.63%, 11/16/48 (Call 05/16/48)(a)	27,205		35,583,637
5.70%, 04/15/40(a)	15,962		22,257,022
6.13%, 07/15/38	17,484		25,066,229
Rockwell Collins Inc., 3.50%, 03/15/27 (Call 12/15/26)	0	(c)	156

			1,250,625,954

Agriculture — 1.6%
Altria Group Inc.
2.35%, 05/06/25 (Call 04/06/25)	10,663		11,243,447
3.40%, 05/06/30 (Call 02/06/30)	9,757		10,602,622
3.80%, 02/14/24 (Call 01/14/24)(a)	22,390		24,353,330
3.88%, 09/16/46 (Call 03/16/46)	23,116		23,250,688
4.00%, 01/31/24	23,543		25,825,812
4.25%, 08/09/42(a)	14,005		14,841,869
4.40%, 02/14/26 (Call 12/14/25)	22,198		25,507,526
4.80%, 02/14/29 (Call 11/14/28)	46,656		54,722,598
5.38%, 01/31/44(a)	24,356		29,687,891
5.80%, 02/14/39 (Call 08/14/38)	29,301		37,277,002
5.95%, 02/14/49 (Call 08/14/48)(a)	35,189		46,668,715
Archer-Daniels-Midland Co.
2.50%, 08/11/26 (Call 05/11/26)	4,698		5,095,804
3.25%, 03/27/30 (Call 12/27/29)	16,890		19,386,377
BAT Capital Corp.
2.26%, 03/25/28 (Call 01/25/28)	20,600		20,558,641
2.73%, 03/25/31 (Call 12/25/30)	13,217		13,089,205
2.79%, 09/06/24 (Call 08/06/24)(a)	5,004		5,287,778
3.22%, 08/15/24 (Call 06/15/24)(a)	30,429		32,641,855
3.22%, 09/06/26 (Call 07/06/26)(a)	9,392		10,099,180
3.56%, 08/15/27 (Call 05/15/27)(a)	52,718		57,239,322
3.73%, 09/25/40 (Call 03/25/40)	12,350		12,151,827
3.98%, 09/25/50 (Call 03/25/50)(a)	15,903		15,410,133
4.39%, 08/15/37 (Call 02/15/37)(a)	38,040		40,595,584
4.54%, 08/15/47 (Call 02/15/47)	32,948		34,479,548
4.70%, 04/02/27 (Call 02/02/27)	13,446		15,402,796
4.76%, 09/06/49 (Call 03/06/49)	15,710		16,953,896
4.91%, 04/02/30 (Call 01/02/30)	18,191		21,201,490
BAT International Finance PLC, 1.67%, 03/25/26 (Call 02/25/26)	6,984		7,008,943
Philip Morris International Inc.
1.50%, 05/01/25 (Call 04/01/25)	5,898		6,069,453
2.10%, 05/01/30 (Call 02/01/30)	12,166		12,372,035
2.75%, 02/25/26 (Call 11/25/25)(a)	10,885		11,811,850
2.88%, 05/01/24 (Call 04/01/24)	2,714		2,912,120
3.25%, 11/10/24(a)	5,033		5,515,250
3.38%, 08/11/25 (Call 05/11/25)	13,557		15,031,527
3.38%, 08/15/29 (Call 05/15/29)(a)	8,785		9,847,423
3.88%, 08/21/42	12,534		14,102,987
4.13%, 03/04/43	12,994		15,137,827
4.25%, 11/10/44(a)	15,165		18,075,987
4.38%, 11/15/41(a)	12,371		14,855,135
4.88%, 11/15/43	11,770		15,126,172
6.38%, 05/16/38(a)	21,413		31,534,090
Reynolds American Inc.
4.45%, 06/12/25 (Call 03/12/25)	38,715		43,720,199
5.70%, 08/15/35 (Call 02/15/35)	10,303		12,651,450
5.85%, 08/15/45 (Call 02/15/45)	33,556		40,601,401

			899,948,785

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Airlines — 0.1%
Southwest Airlines Co.
5.13%, 06/15/27 (Call 04/15/27)	$15,230	$16,935,608
5.25%, 05/04/25 (Call 04/04/25)	18,536	20,576,072

		37,511,680

Apparel — 0.3%
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)(a)	14,983	16,218,864
2.40%, 03/27/25 (Call 02/27/25)(a)	9,115	9,771,914
2.75%, 03/27/27 (Call 01/27/27)(a)	15,058	16,578,800
2.85%, 03/27/30 (Call 12/27/29)(a)	27,556	30,693,330
3.25%, 03/27/40 (Call 09/27/39)	15,923	17,985,656
3.38%, 03/27/50 (Call 09/27/49)(a)	23,448	26,936,493
3.88%, 11/01/45 (Call 05/01/45)	12,450	15,181,112
VF Corp.
2.40%, 04/23/25 (Call 03/23/25)(a)	12,911	13,712,004
2.95%, 04/23/30 (Call 01/23/30)(a)	12,524	13,562,905

		160,641,078

Auto Manufacturers — 1.1%
American Honda Finance Corp.
1.00%, 09/10/25(a)	12,277	12,290,904
1.20%, 07/08/25(a)	11,895	12,015,063
2.15%, 09/10/24(a)	13,435	14,091,038
Cummins Inc., 1.50%, 09/01/30 (Call 06/01/30)	15,916	15,718,163
Daimler Finance North America LLC, 8.50%, 01/18/31	23,849	36,851,143
General Motors Co.
4.20%, 10/01/27 (Call 07/01/27)(a)	11,828	12,800,135
5.00%, 10/01/28 (Call 07/01/28)(a)	11,734	13,293,258
5.00%, 04/01/35	11,452	12,624,384
5.15%, 04/01/38 (Call 10/01/37)(a)	15,306	16,798,335
5.20%, 04/01/45	19,400	21,544,616
5.40%, 04/01/48 (Call 10/01/47)	11,419	13,005,878
5.95%, 04/01/49 (Call 10/01/48)(a)	14,309	17,452,199
6.13%, 10/01/25 (Call 09/01/25)	21,218	24,830,435
6.25%, 10/02/43	18,337	22,585,778
6.60%, 04/01/36 (Call 10/01/35)	18,361	23,072,761
6.75%, 04/01/46 (Call 10/01/45)	11,239	14,456,279
6.80%, 10/01/27 (Call 08/01/27)	10,059	12,347,845
General Motors Financial Co. Inc.
2.70%, 08/20/27 (Call 06/20/27)(a)	6,414	6,478,090
2.75%, 06/20/25 (Call 05/20/25)	19,137	19,748,971
2.90%, 02/26/25 (Call 01/26/25)	18,664	19,356,996
3.50%, 11/07/24 (Call 09/07/24)	14,212	15,038,242
3.60%, 06/21/30 (Call 03/21/30)(a)	20,490	21,558,584
3.95%, 04/13/24 (Call 02/13/24)	13,217	14,069,617
4.00%, 01/15/25 (Call 10/15/24)	17,832	19,100,567
4.00%, 10/06/26 (Call 07/06/26)	14,828	16,090,422
4.30%, 07/13/25 (Call 04/13/25)	15,986	17,431,531
4.35%, 04/09/25 (Call 02/09/25)(a)	15,266	16,674,899
4.35%, 01/17/27 (Call 10/17/26)(a)	20,019	21,946,313
5.10%, 01/17/24 (Call 12/17/23)	5,639	6,192,639
5.25%, 03/01/26 (Call 12/01/25)(a)	15,746	17,919,814
Toyota Motor Credit Corp.
1.80%, 02/13/25(a)	22,349	23,270,411
2.15%, 02/13/30	17,766	18,597,733
3.00%, 04/01/25	20,672	22,601,851
3.20%, 01/11/27(a)	12,537	13,930,983
3.38%, 04/01/30	12,944	14,880,092

		600,665,969

Security	Par (000)	Value

Auto Parts & Equipment — 0.0%
BorgWarner Inc., 2.65%, 07/01/27 (Call 05/01/27)(a)	$17,354	$18,195,362
Magna International Inc.
2.45%, 06/15/30 (Call 03/15/30)(a)	4,611	4,838,768
3.63%, 06/15/24 (Call 03/15/24)(a)	2,175	2,370,107

		25,404,237

Banks — 23.1%
Australia & New Zealand Banking Group Ltd./New York NY, 3.70%, 11/16/25	6,007	6,837,588
Banco Bilbao Vizcaya Argentaria SA, 1.13%, 09/18/25	13,351	13,274,065
Banco Santander SA
2.71%, 06/27/24	15,452	16,345,688
2.75%, 05/28/25(a)	23,946	25,241,898
3.31%, 06/27/29(a)	14,558	15,866,470
3.49%, 05/28/30(a)	13,001	14,049,340
3.80%, 02/23/28	20,260	22,304,819
4.25%, 04/11/27(a)	16,101	18,222,246
4.38%, 04/12/28(a)	18,027	20,466,933
Bank of America Corp.
0.98%, 09/25/25 (Call 09/25/24)(a)(d)	10,645	10,628,385
1.20%, 10/24/26 (Call 10/24/25)(d)	5,000	5,004,522
1.32%, 06/19/26 (Call 06/19/25)(d)	42,101	42,336,467
1.90%, 07/23/31 (Call 07/23/30)(d)	31,848	31,492,529
1.92%, 10/24/31 (Call 10/24/30)(d)	16,178	16,051,260
2.02%, 02/13/26 (Call 02/13/25)(d)	33,918	35,116,374
2.46%, 10/22/25 (Call 10/22/24)(a)(d)	26,223	27,664,966
2.50%, 02/13/31 (Call 02/13/30)(d)	46,258	48,002,579
2.59%, 04/29/31 (Call 04/29/30)(d)	39,600	41,372,199
2.68%, 06/19/41 (Call 06/19/40)(d)	69,136	69,734,026
2.83%, 10/24/51 (Call 10/24/50)(d)	4,451	4,427,821
2.88%, 10/22/30 (Call 10/22/29)(d)	27,321	29,338,320
3.09%, 10/01/25 (Call 10/01/24)(a)(d)	25,667	27,678,469
3.19%, 07/23/30 (Call 07/23/29)(d)	39,418	43,233,379
3.25%, 10/21/27 (Call 10/21/26)	26,628	29,363,188
3.37%, 01/23/26 (Call 01/23/25)(d)	36,469	39,736,903
3.42%, 12/20/28 (Call 12/20/27)(d)	81,769	90,862,898
3.46%, 03/15/25 (Call 03/15/24)(d)	21,245	22,990,043
3.50%, 04/19/26	34,820	39,038,015
3.56%, 04/23/27 (Call 04/23/26)(d)	43,886	48,905,040
3.59%, 07/21/28 (Call 07/21/27)(d)	30,806	34,418,866
3.71%, 04/24/28 (Call 04/24/27)(d)	29,452	33,061,316
3.82%, 01/20/28 (Call 01/20/27)(d)	37,808	42,680,098
3.88%, 08/01/25	27,389	30,986,559
3.95%, 01/23/49 (Call 01/23/48)(d)	18,434	22,090,159
3.97%, 03/05/29 (Call 03/05/28)(a)(d)	35,771	40,976,607
3.97%, 02/07/30 (Call 02/07/29)(d)	42,819	49,473,522
4.00%, 04/01/24	22,651	25,029,002
4.00%, 01/22/25	35,622	39,574,909
4.08%, 04/23/40 (Call 04/23/39)(d)	21,137	25,201,263
4.08%, 03/20/51 (Call 03/20/50)(d)	74,111	90,436,342
4.13%, 01/22/24	33,844	37,409,851
4.20%, 08/26/24(a)	30,142	33,582,652
4.24%, 04/24/38 (Call 04/24/37)(d)	27,307	32,966,791
4.25%, 10/22/26	26,545	30,645,135
4.27%, 07/23/29 (Call 07/23/28)(d)	44,105	51,776,690
4.33%, 03/15/50 (Call 03/15/49)(d)	37,855	47,714,615
4.44%, 01/20/48 (Call 01/20/47)(d)	27,783	35,455,328
4.45%, 03/03/26	29,876	34,352,303
5.00%, 01/21/44	28,107	38,288,272
5.88%, 02/07/42(a)	21,833	32,319,431
6.11%, 01/29/37(a)	23,867	33,736,427

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
7.75%, 05/14/38	$23,843	$38,868,263
Series L, 3.95%, 04/21/25	33,969	37,844,048
Series L, 4.18%, 11/25/27 (Call 11/25/26)	28,262	32,374,090
Bank of America N.A., 6.00%, 10/15/36(a)	12,979	18,354,085
Bank of Montreal
1.85%, 05/01/25(a)	27,357	28,530,541
2.50%, 06/28/24(a)	23,008	24,387,026
Series E, 3.30%, 02/05/24	14,927	16,110,263
Bank of New York Mellon Corp. (The) 1.60%, 04/24/25 (Call 03/24/25)	20,182	20,883,575
2.10%, 10/24/24	16,800	17,667,335
2.45%, 08/17/26 (Call 05/17/26)(a)	14,883	16,140,508
2.80%, 05/04/26 (Call 02/04/26)	15,762	17,349,445
3.25%, 05/16/27 (Call 02/16/27)	12,632	14,229,957
3.30%, 08/23/29 (Call 05/23/29)	11,973	13,539,644
3.40%, 01/29/28 (Call 10/29/27)(a)	13,534	15,454,783
3.85%, 04/28/28(a)	1,767	2,100,152
Series 0012, 3.65%, 02/04/24 (Call 01/05/24)(a)	9,940	10,865,982
Series G, 3.00%, 02/24/25 (Call 01/24/25)	12,228	13,353,151
Bank of Nova Scotia (The)
1.30%, 06/11/25	15,659	15,939,315
2.20%, 02/03/25	27,311	28,797,871
2.70%, 08/03/26(a)	18,520	20,380,356
3.40%, 02/11/24	12,871	13,951,192
4.50%, 12/16/25(a)	19,573	22,590,912
Barclays PLC
1.00%, 06/24/31 (Call 06/24/30)(d)	19,522	19,594,881
2.85%, 05/07/26 (Call 05/07/25)(a)(d)	27,123	28,444,574
3.65%, 03/16/25	29,010	31,398,475
3.93%, 05/07/25 (Call 05/07/24)(d)	30,803	33,181,232
4.34%, 01/10/28 (Call 01/10/27)	22,488	25,271,709
4.38%, 09/11/24(a)	19,640	21,140,669
4.38%, 01/12/26	39,003	44,077,926
4.84%, 05/09/28 (Call 05/07/27)	21,898	24,088,492
4.95%, 01/10/47(a)	20,506	26,543,198
4.97%, 05/16/29 (Call 05/16/28)(a)(d)	25,986	30,381,963
5.20%, 05/12/26	30,678	34,521,732
5.25%, 08/17/45(a)	22,581	30,220,626
BNP Paribas SA, 4.25%, 10/15/24	16,504	18,261,754
BPCE SA, 4.00%, 04/15/24(a)	25,004	27,592,544
Canadian Imperial Bank of Commerce
2.25%, 01/28/25	26,961	28,432,111
3.10%, 04/02/24(a)	12,037	12,972,330
Citibank N.A., 3.65%, 01/23/24 (Call 12/23/23)(a)	16,305	17,767,415
Citigroup Inc.
2.57%, 06/03/31 (Call 06/03/30)(d)	44,488	46,319,580
2.67%, 01/29/31 (Call 01/29/30)(a)(d)	30,292	31,771,788
2.98%, 11/05/30 (Call 11/05/29)(d)	33,195	35,592,379
3.11%, 04/08/26 (Call 04/08/25)(a)(d)	51,967	55,988,762
3.20%, 10/21/26 (Call 07/21/26)(a)	45,280	49,765,188
3.30%, 04/27/25(a)	24,791	27,325,131
3.35%, 04/24/25 (Call 04/24/24)(d)	35,253	38,092,277
3.40%, 05/01/26(a)	30,596	34,009,856
3.52%, 10/27/28 (Call 10/27/27)(d)	33,701	37,393,736
3.67%, 07/24/28 (Call 07/24/27)(a)(d)	38,266	42,795,860
3.70%, 01/12/26	31,746	35,611,987
3.88%, 03/26/25(a)	15,276	16,865,491
3.88%, 01/24/39 (Call 01/24/38)(a)(d)	15,250	17,565,313
3.89%, 01/10/28 (Call 01/10/27)(a)(d)	42,721	48,076,851
3.98%, 03/20/30 (Call 03/20/29)(d)	37,463	42,973,556

Security	Par (000)	Value

Banks (continued)
4.00%, 08/05/24(a)	$6,770	$7,475,737
4.08%, 04/23/29 (Call 04/23/28)(a)(d)	30,241	34,743,615
4.13%, 07/25/28	31,324	35,857,231
4.28%, 04/24/48 (Call 04/24/47)(a)(d)	12,023	14,878,940
4.30%, 11/20/26	12,358	14,140,499
4.40%, 06/10/25	41,559	47,052,393
4.41%, 03/31/31 (Call 03/31/30)(d)	58,665	69,625,963
4.45%, 09/29/27	57,754	66,577,389
4.60%, 03/09/26	23,693	27,288,654
4.65%, 07/30/45(a)	16,133	20,636,619
4.65%, 07/23/48 (Call 06/23/48)	40,851	52,881,742
4.75%, 05/18/46	26,660	33,417,510
5.30%, 05/06/44(a)	12,912	17,031,230
5.32%, 03/26/41 (Call 03/26/40)(d)	15,382	20,848,031
5.50%, 09/13/25(a)	21,051	24,946,420
5.88%, 01/30/42	15,106	21,864,243
6.63%, 06/15/32	18,306	25,454,493
6.68%, 09/13/43	16,044	24,408,746
8.13%, 07/15/39(a)	30,159	52,348,581
Citizens Bank N.A./Providence RI, 2.25%, 04/28/25 (Call 03/28/25)	12,209	12,903,152
Citizens Financial Group Inc., 3.25%, 04/30/30 (Call 01/30/30)	11,860	12,940,502
Cooperatieve Rabobank UA
3.75%, 07/21/26	26,363	29,467,589
4.38%, 08/04/25(a)	22,861	25,806,850
4.63%, 12/01/23	8,306	9,236,847
5.25%, 05/24/41	23,917	34,265,702
5.25%, 08/04/45	20,235	27,233,665
5.75%, 12/01/43(a)	15,423	21,745,380
Cooperatieve Rabobank UA/NY, 3.38%, 05/21/25(a)	17,125	19,191,338
Credit Suisse AG/New York NY
2.95%, 04/09/25	23,890	26,078,515
3.63%, 09/09/24	46,296	51,169,770
Credit Suisse Group Funding Guernsey Ltd.
3.75%, 03/26/25	38,110	42,167,393
4.55%, 04/17/26(a)	34,431	40,036,680
4.88%, 05/15/45(a)	28,261	37,203,575
Deutsche Bank AG/London, 3.70%, 05/30/24(a)	12,643	13,436,829
Deutsche Bank AG/New York NY
3.55%, 09/18/31 (Call 09/18/30)(d)	17,525	17,718,232
3.70%, 05/30/24(a)	11,980	12,698,358
3.96%, 11/26/25 (Call 11/26/24)(d)	29,764	31,806,900
Discover Bank
2.45%, 09/12/24 (Call 08/12/24)	10,460	11,000,218
3.45%, 07/27/26 (Call 04/27/26)	16,581	18,163,479
4.65%, 09/13/28 (Call 06/13/28)	12,183	14,252,788
Fifth Third Bancorp.
2.38%, 01/28/25 (Call 12/28/24)	11,020	11,641,778
2.55%, 05/05/27 (Call 04/05/27)	13,990	14,920,806
3.65%, 01/25/24 (Call 12/25/23)	16,135	17,531,320
4.30%, 01/16/24 (Call 12/16/23)(a)	1,429	1,571,244
8.25%, 03/01/38	15,447	25,195,657
Fifth Third Bank NA
3.85%, 03/15/26 (Call 02/15/26)	13,285	15,002,452
3.95%, 07/28/25 (Call 06/28/25)	9,300	10,612,288
Goldman Sachs Group Inc. (The)
2.60%, 02/07/30 (Call 11/07/29)(a)	31,815	33,535,638
3.27%, 09/29/25 (Call 09/29/24)(d)	36,976	40,150,279
3.50%, 01/23/25 (Call 10/23/24)	39,223	42,876,344

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.50%, 04/01/25 (Call 03/01/25)(a)	$48,772	$53,786,571
3.50%, 11/16/26 (Call 11/16/25)	44,809	49,609,948
3.63%, 02/20/24 (Call 01/20/24)(a)	12,879	13,978,691
3.69%, 06/05/28 (Call 06/05/27)(d)	32,884	37,084,316
3.75%, 05/22/25 (Call 02/22/25)	34,876	38,724,992
3.75%, 02/25/26 (Call 11/25/25)	28,302	31,785,300
3.80%, 03/15/30 (Call 12/15/29)(a)	36,114	41,710,251
3.81%, 04/23/29 (Call 04/23/28)(d)	36,023	40,965,334
3.85%, 07/08/24 (Call 04/08/24)	26,099	28,576,427
3.85%, 01/26/27 (Call 01/26/26)	46,087	51,747,691
4.00%, 03/03/24(a)	31,516	34,696,721
4.02%, 10/31/38 (Call 10/31/37)(d)	34,360	40,186,827
4.22%, 05/01/29 (Call 05/01/28)(a)(d)	47,363	55,270,660
4.25%, 10/21/25(a)	29,334	33,337,132
4.41%, 04/23/39 (Call 04/23/38)(d)	25,273	30,649,932
4.75%, 10/21/45 (Call 04/21/45)(a)	22,034	28,840,677
4.80%, 07/08/44 (Call 01/08/44)(a)	25,638	33,490,091
5.15%, 05/22/45	29,831	39,371,216
5.95%, 01/15/27	13,973	17,272,071
6.13%, 02/15/33	12,570	17,876,500
6.25%, 02/01/41	36,521	54,685,508
6.75%, 10/01/37	86,156	125,654,123
HSBC Holdings PLC
1.65%, 04/18/26 (Call 04/18/25)(a)(d)	21,109	21,160,105
2.01%, 09/22/28 (Call 09/22/27)(a)(d)	14,072	14,007,170
2.10%, 06/04/26 (Call 06/04/25)(d)	30,141	30,736,981
2.36%, 08/18/31 (Call 08/18/30)(a)(d)	19,288	19,155,430
2.63%, 11/07/25 (Call 11/07/24)(d)	31,147	32,561,784
2.85%, 06/04/31 (Call 06/04/30)(a)(d)	23,233	24,048,671
3.80%, 03/11/25 (Call 03/11/24)(d)	39,662	42,938,426
3.90%, 05/25/26	41,048	45,769,308
3.97%, 05/22/30 (Call 05/22/29)(a)(d)	45,702	51,162,128
4.04%, 03/13/28 (Call 03/13/27)(a)(d)	36,976	41,235,277
4.25%, 03/14/24(a)	23,782	25,775,127
4.25%, 08/18/25(a)	27,401	30,268,175
4.29%, 09/12/26 (Call 09/12/25)(d)	39,276	44,024,590
4.30%, 03/08/26(a)	46,434	52,754,108
4.38%, 11/23/26	24,109	27,025,097
4.58%, 06/19/29 (Call 06/19/28)(d)	46,743	53,966,074
4.95%, 03/31/30	36,440	44,400,956
5.25%, 03/14/44(a)	22,932	29,117,423
6.10%, 01/14/42(a)	16,628	23,961,912
6.50%, 05/02/36(a)	28,341	38,080,849
6.50%, 09/15/37	35,265	47,702,507
6.80%, 06/01/38	24,362	34,164,197
HSBC USA Inc., 3.50%, 06/23/24(a)	5,688	6,167,425
Huntington Bancshares Inc./OH
2.55%, 02/04/30 (Call 11/04/29)	13,307	13,858,682
2.63%, 08/06/24 (Call 07/06/24)	13,012	13,814,101
ING Groep NV
3.55%, 04/09/24(a)	18,797	20,459,965
3.95%, 03/29/27	24,547	27,926,572
4.05%, 04/09/29(a)	16,655	19,502,022
4.55%, 10/02/28	20,176	24,192,481
JPMorgan Chase & Co.
2.01%, 03/13/26 (Call 03/13/25)(d)	32,925	34,166,243
2.08%, 04/22/26 (Call 04/22/25)(d)	51,814	54,164,998
2.18%, 06/01/28 (Call 06/01/27)(d)	19,998	20,837,830
2.30%, 10/15/25 (Call 10/15/24)(d)	35,190	36,967,904
2.52%, 04/22/31 (Call 04/22/30)(a)(d)	36,923	38,835,408

Security	Par (000)	Value

Banks (continued)
2.74%, 10/15/30 (Call 10/15/29)(d)	$52,837	$56,479,113
2.95%, 10/01/26 (Call 07/01/26)	41,437	45,570,308
3.11%, 04/22/41 (Call 04/22/40)(d)	22,874	24,486,930
3.11%, 04/22/51 (Call 04/22/50)(d)	33,874	35,718,832
3.13%, 01/23/25 (Call 10/23/24)(a)	37,302	40,644,688
3.20%, 06/15/26 (Call 03/15/26)(a)	26,794	29,731,485
3.22%, 03/01/25 (Call 03/01/24)(d)	29,684	31,958,875
3.30%, 04/01/26 (Call 01/01/26)	38,006	42,200,764
3.51%, 01/23/29 (Call 01/23/28)(d)	33,244	37,302,082
3.54%, 05/01/28 (Call 05/01/27)(a)(d)	36,689	41,237,420
3.63%, 05/13/24(a)	17,068	18,798,675
3.63%, 12/01/27 (Call 12/01/26)	17,483	19,490,611
3.70%, 05/06/30 (Call 05/06/29)(d)	36,703	41,840,719
3.78%, 02/01/28 (Call 02/01/27)(d)	41,228	46,736,205
3.88%, 02/01/24(a)	9,281	10,245,064
3.88%, 09/10/24	41,088	45,497,350
3.88%, 07/24/38 (Call 07/24/37)(a)(d)	37,053	43,571,097
3.90%, 07/15/25 (Call 04/15/25)	43,438	49,095,304
3.90%, 01/23/49 (Call 01/23/48)(d)	26,197	31,399,955
3.96%, 01/29/27 (Call 01/29/26)(d)	31,444	35,779,530
3.96%, 11/15/48 (Call 11/15/47)(a)(d)	50,200	60,212,164
4.01%, 04/23/29 (Call 04/23/28)(d)	34,957	40,477,846
4.02%, 12/05/24 (Call 12/05/23)(d)	25,489	28,063,259
4.03%, 07/24/48 (Call 07/24/47)(d)	21,831	26,358,457
4.13%, 12/15/26	30,490	35,348,725
4.20%, 07/23/29 (Call 07/23/28)(d)	38,652	45,386,875
4.25%, 10/01/27	19,397	22,524,146
4.26%, 02/22/48 (Call 02/22/47)(a)(d)	29,993	37,815,009
4.45%, 12/05/29 (Call 12/05/28)(d)	38,625	46,151,359
4.49%, 03/24/31 (Call 03/24/30)(a)(d)	44,714	54,105,635
4.85%, 02/01/44	15,029	20,408,641
4.95%, 06/01/45(a)	19,232	25,618,103
5.40%, 01/06/42(a)	19,315	27,573,683
5.50%, 10/15/40	21,658	30,807,011
5.60%, 07/15/41	27,133	39,241,012
5.63%, 08/16/43(a)	15,067	21,350,873
6.40%, 05/15/38(a)	38,056	57,718,721
KeyBank N.A./Cleveland OH, 3.30%, 06/01/25(a)	12,261	13,620,986
KeyCorp
2.25%, 04/06/27	13,898	14,609,415
2.55%, 10/01/29(a)	16,334	17,324,254
4.10%, 04/30/28	4,129	4,811,839
Lloyds Banking Group PLC
2.44%, 02/05/26 (Call 02/05/25)(d)	21,795	22,719,701
3.57%, 11/07/28 (Call 11/07/27)(a)(d)	28,162	30,893,049
3.75%, 01/11/27	19,845	22,011,965
3.87%, 07/09/25 (Call 07/09/24)(d)	20,135	21,959,503
3.90%, 03/12/24	7,388	8,040,854
4.34%, 01/09/48(a)	17,808	20,945,843
4.38%, 03/22/28	25,092	29,056,501
4.45%, 05/08/25	22,949	26,004,067
4.50%, 11/04/24(a)	17,449	19,108,813
4.55%, 08/16/28(a)	20,245	23,852,643
4.58%, 12/10/25	26,318	29,095,944
4.65%, 03/24/26(a)	26,147	29,300,020
5.30%, 12/01/45(a)	8,433	11,114,754
Manufacturers & Traders Trust Co., 2.90%, 02/06/25 (Call 01/06/25)(a)	14,215	15,422,568
Mitsubishi UFJ Financial Group Inc. 1.41%, 07/17/25(a)	26,993	27,399,628

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
2.05%, 07/17/30(a)	$14,378	$14,534,877
2.19%, 02/25/25(a)	41,705	43,668,240
2.56%, 02/25/30(a)	19,243	20,247,985
2.76%, 09/13/26(a)	21,041	22,787,885
2.80%, 07/18/24(a)	15,325	16,348,005
3.20%, 07/18/29	31,453	34,562,145
3.29%, 07/25/27(a)	15,839	17,485,097
3.41%, 03/07/24(a)	24,889	26,885,406
3.68%, 02/22/27(a)	16,544	18,612,384
3.74%, 03/07/29	24,207	27,750,641
3.75%, 07/18/39(a)	20,252	23,092,477
3.78%, 03/02/25	12,597	14,030,057
3.85%, 03/01/26(a)	27,671	31,555,793
3.96%, 03/02/28	17,075	19,617,683
4.05%, 09/11/28(a)	11,082	12,916,286
Mizuho Financial Group Inc.
1.98%, 09/08/31 (Call 09/08/30)(a)(d)	12,843	12,689,065
2.20%, 07/10/31 (Call 07/10/30)(d)	22,048	22,245,021
2.23%, 05/25/26 (Call 05/25/25)(d)	23,992	24,911,906
2.84%, 09/13/26(a)	15,184	16,437,843
3.15%, 07/16/30 (Call 07/16/29)(d)	5,470	5,951,196
3.17%, 09/11/27	17,258	18,814,867
4.02%, 03/05/28(a)	11,523	13,247,384
4.25%, 09/11/29 (Call 09/11/28)(d)	16,174	18,833,109
Morgan Stanley
2.19%, 04/28/26 (Call 04/28/25)(a)(d)	45,159	47,326,980
2.70%, 01/22/31 (Call 01/22/30)(d)	48,646	51,831,063
2.72%, 07/22/25 (Call 07/22/24)(d)	33,881	36,054,212
3.13%, 07/27/26	45,163	49,763,705
3.59%, 07/22/28 (Call 07/22/27)(d)	44,362	49,907,507
3.62%, 04/01/31 (Call 04/01/30)(a)(d)	45,143	51,726,994
3.63%, 01/20/27	46,708	53,046,972
3.70%, 10/23/24(a)	42,582	47,312,592
3.77%, 01/24/29 (Call 01/24/28)(d)	45,111	51,320,150
3.88%, 01/27/26	46,019	52,285,840
3.95%, 04/23/27	30,257	34,204,925
3.97%, 07/22/38 (Call 07/22/37)(d)	29,520	35,137,807
4.00%, 07/23/25(a)	45,372	51,557,764
4.30%, 01/27/45(a)	32,845	42,045,807
4.35%, 09/08/26	33,920	39,407,079
4.38%, 01/22/47(a)	30,111	39,443,564
4.43%, 01/23/30 (Call 01/23/29)(a)(d)	42,684	51,043,098
4.46%, 04/22/39 (Call 04/22/38)(d)	13,769	17,287,320
5.00%, 11/24/25(a)	29,950	35,348,910
5.60%, 03/24/51 (Call 03/24/50)(a)(d)	28,299	42,715,221
6.38%, 07/24/42(a)	31,291	48,789,788
7.25%, 04/01/32(a)	15,560	23,409,482
Series F, 3.88%, 04/29/24(a)	42,829	47,288,642
Series I, 0.86%, 10/21/25 (Call 10/21/24)(d)	404	403,219
National Australia Bank Ltd./New York
2.50%, 07/12/26	20,593	22,247,347
3.38%, 01/14/26	11,952	13,383,209
Natwest Group PLC
3.07%, 05/22/28 (Call 05/22/27)(a)(d)	16,048	16,957,843
4.27%, 03/22/25 (Call 03/22/24)(d)	28,264	30,867,462
4.45%, 05/08/30 (Call 05/08/29)(a)(d)	15,986	18,391,525
4.80%, 04/05/26(a)	23,376	27,099,988
4.89%, 05/18/29 (Call 05/18/28)(d)	25,498	29,812,973
5.08%, 01/27/30 (Call 01/27/29)(a)(d)	25,727	30,681,305
5.13%, 05/28/24	39,053	43,005,242

Security	Par (000)	Value

Banks (continued)
6.00%, 12/19/23	$29,272	$32,877,830
Northern Trust Corp.
1.95%, 05/01/30 (Call 02/01/30)	17,331	17,818,592
3.95%, 10/30/25(a)	14,918	17,125,606
PNC Bank N.A.
2.70%, 10/22/29	11,217	12,024,705
2.95%, 02/23/25 (Call 01/24/25)	12,722	13,883,628
3.10%, 10/25/27 (Call 09/25/27)(a)	19,673	21,842,987
3.25%, 06/01/25 (Call 05/02/25)(a)	13,876	15,331,406
4.05%, 07/26/28(a)	13,223	15,379,837
PNC Financial Services Group Inc. (The)
2.55%, 01/22/30 (Call 10/24/29)	33,226	35,805,597
2.60%, 07/23/26 (Call 05/23/26)(a)	23,587	25,633,042
3.15%, 05/19/27 (Call 04/19/27)(a)	11,117	12,387,662
3.45%, 04/23/29 (Call 01/23/29)	17,931	20,493,907
3.50%, 01/23/24 (Call 12/23/23)	10,969	11,930,991
3.90%, 04/29/24 (Call 03/29/24)	3,850	4,236,142
Regions Financial Corp., 2.25%, 05/18/25 (Call 04/18/25)	14,704	15,548,485
Royal Bank of Canada
1.15%, 06/10/25	22,751	23,116,759
2.25%, 11/01/24(a)	29,599	31,277,089
2.55%, 07/16/24(a)	22,946	24,464,793
4.65%, 01/27/26(a)	20,547	24,164,102
Santander Holdings USA Inc.
3.24%, 10/05/26 (Call 08/05/26)	13,622	14,659,336
3.45%, 06/02/25 (Call 05/02/25)	9,963	10,743,872
3.50%, 06/07/24 (Call 05/07/24)(a)	17,721	19,046,572
4.40%, 07/13/27 (Call 04/14/27)(a)	16,099	17,913,674
4.50%, 07/17/25 (Call 04/17/25)	21,919	24,303,125
Santander UK Group Holdings PLC
1.53%, 08/21/26 (Call 08/21/25)(d)	8,857	8,800,810
3.82%, 11/03/28 (Call 11/03/27)(d)	19,794	21,848,382
4.80%, 11/15/24 (Call 11/15/23)(a)(d)	16,613	18,322,315
Santander UK PLC
2.88%, 06/18/24(a)	14,813	15,846,885
4.00%, 03/13/24(a)	13,025	14,350,342
State Street Corp.
2.40%, 01/24/30(a)	15,412	16,643,804
2.65%, 05/19/26	17,014	18,542,791
3.30%, 12/16/24	9,962	10,987,079
3.55%, 08/18/25(a)	20,932	23,648,915
3.70%, 11/20/23(a)	7,961	8,734,303
Sumitomo Mitsui Financial Group Inc.
1.47%, 07/08/25(a)	23,294	23,758,776
2.13%, 07/08/30	22,017	22,359,300
2.14%, 09/23/30	10,565	10,387,132
2.35%, 01/15/25(a)	22,610	23,804,118
2.45%, 09/27/24	14,241	15,044,763
2.63%, 07/14/26	34,539	37,105,051
2.70%, 07/16/24	35,064	37,298,208
2.75%, 01/15/30(a)	19,589	20,857,568
3.01%, 10/19/26	18,896	20,750,777
3.04%, 07/16/29(a)	41,089	44,674,438
3.35%, 10/18/27(a)	7,342	8,120,950
3.36%, 07/12/27	20,876	23,073,727
3.45%, 01/11/27	18,148	20,080,579
3.54%, 01/17/28(a)	13,702	15,283,414
3.78%, 03/09/26(a)	22,677	25,693,488
3.94%, 07/19/28	10,311	11,835,849

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Svenska Handelsbanken AB, 3.90%, 11/20/23	$8,118	$8,957,681
Toronto-Dominion Bank (The)
0.75%, 09/11/25(a)	7,836	7,789,209
1.15%, 06/12/25(a)	14,171	14,375,172
2.65%, 06/12/24	28,647	30,550,797
3.25%, 03/11/24	13,769	14,926,202
Truist Bank
1.50%, 03/10/25 (Call 02/10/25)(a)	19,941	20,503,167
2.15%, 12/06/24 (Call 11/05/24)	21,204	22,408,699
2.25%, 03/11/30 (Call 12/11/29)	17,485	17,974,064
3.20%, 04/01/24 (Call 03/01/24)(a)	8,907	9,615,612
3.30%, 05/15/26 (Call 04/15/26)	11,664	12,995,928
3.63%, 09/16/25 (Call 08/16/25)	22,394	25,149,270
3.80%, 10/30/26 (Call 09/30/26)	13,235	15,202,295
Truist Financial Corp.
1.13%, 08/03/27 (Call 06/03/27)	12,037	11,877,265
1.20%, 08/05/25 (Call 07/06/25)(a)	12,132	12,349,756
1.95%, 06/05/30 (Call 03/05/30)(a)	12,143	12,506,434
2.50%, 08/01/24 (Call 07/01/24)	16,191	17,225,289
2.85%, 10/26/24 (Call 09/26/24)	16,619	17,965,842
3.70%, 06/05/25 (Call 05/05/25)(a)	23,332	26,234,923
3.75%, 12/06/23 (Call 11/06/23)	5,058	5,532,106
4.00%, 05/01/25 (Call 03/01/25)(a)	15,945	18,029,386
U.S. Bancorp.
1.38%, 07/22/30 (Call 04/22/30)	19,846	19,537,180
1.45%, 05/12/25 (Call 04/11/25)	19,515	20,111,911
2.40%, 07/30/24 (Call 06/28/24)(a)	16,029	17,004,264
3.00%, 07/30/29 (Call 04/30/29)(a)	17,053	18,818,809
3.10%, 04/27/26 (Call 03/27/26)(a)	15,172	16,826,120
3.38%, 02/05/24 (Call 01/05/24)	12,954	14,048,224
3.60%, 09/11/24 (Call 08/11/24)	17,150	18,952,741
3.70%, 01/30/24 (Call 12/29/23)(a)	3,887	4,255,576
3.90%, 04/26/28 (Call 03/24/28)	9,544	11,259,852
3.95%, 11/17/25 (Call 10/17/25)	11,726	13,489,833
Series V, 2.38%, 07/22/26 (Call 06/22/26)	24,294	26,240,362
Series X, 3.15%, 04/27/27 (Call 03/27/27)	24,489	27,444,176
U.S. Bank N.A./Cincinnati OH
2.05%, 01/21/25 (Call 12/20/24)(a)	15,400	16,222,517
2.80%, 01/27/25 (Call 12/27/24)	15,567	16,873,999
Wachovia Corp., 5.50%, 08/01/35	14,427	18,623,969
Wells Fargo & Co.
2.16%, 02/11/26 (Call 02/11/25)(a)(d)	48,321	50,192,525
2.19%, 04/30/26 (Call 04/30/25)(a)(d)	43,877	45,630,435
2.39%, 06/02/28 (Call 06/02/27)(d)	46,049	47,840,882
2.41%, 10/30/25 (Call 10/30/24)(d)	45,554	47,787,235
2.57%, 02/11/31 (Call 02/11/30)(d)	45,269	47,031,838
2.88%, 10/30/30 (Call 10/30/29)(d)	50,987	54,197,453
3.00%, 02/19/25(a)	38,275	41,302,897
3.00%, 04/22/26	52,316	56,993,438
3.00%, 10/23/26	49,511	54,092,901
3.07%, 04/30/41 (Call 04/30/40)(a)(d)	43,868	45,494,454
3.20%, 06/17/27 (Call 06/17/26)(d)	37,136	40,411,495
3.30%, 09/09/24(a)	30,984	33,618,408
3.55%, 09/29/25	39,293	43,735,797
3.58%, 05/22/28 (Call 05/22/27)(d)	45,762	50,803,819
3.75%, 01/24/24 (Call 12/24/23)(a)	40,383	43,852,168
3.90%, 05/01/45(a)	30,305	35,157,464
4.10%, 06/03/26(a)	37,817	42,739,374
4.15%, 01/24/29 (Call 10/24/28)(a)	39,095	45,432,827
4.30%, 07/22/27	36,552	41,888,065

Security	Par (000)	Value

Banks (continued)
4.40%, 06/14/46(a)	$29,894	$35,143,255
4.48%, 04/04/31 (Call 04/04/30)(d)	35,441	42,546,516
4.65%, 11/04/44	25,912	31,221,936
4.75%, 12/07/46(a)	30,003	37,093,855
4.90%, 11/17/45	28,559	35,761,902
5.01%, 04/04/51 (Call 04/04/50)(d)	79,294	107,075,660
5.38%, 02/07/35(a)	13,077	17,552,190
5.38%, 11/02/43(a)	30,087	39,508,961
5.61%, 01/15/44	36,497	48,952,725
Wells Fargo Bank N.A.
5.85%, 02/01/37(a)	16,080	21,361,941
6.60%, 01/15/38	15,363	22,000,718
Westpac Banking Corp.
2.35%, 02/19/25(a)	22,671	24,148,684
2.65%, 01/16/30(a)	5,019	5,497,514
2.70%, 08/19/26(a)	16,846	18,438,479
2.85%, 05/13/26	24,565	27,006,731
3.30%, 02/26/24	11,187	12,135,151
3.35%, 03/08/27	24,230	27,359,009
3.40%, 01/25/28	9,457	10,774,638
4.42%, 07/24/39(a)	14,077	16,979,013

		12,921,839,203

Beverages — 3.4%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (Call 11/01/25)	54,459	61,178,141
4.70%, 02/01/36 (Call 08/01/35)	75,833	93,159,506
4.90%, 02/01/46 (Call 08/01/45)	135,198	165,704,050
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23	1	523
3.65%, 02/01/26 (Call 11/01/25)	31,127	34,904,984
4.00%, 01/17/43	9,963	10,862,957
4.63%, 02/01/44(a)	13,770	16,396,695
4.90%, 02/01/46 (Call 08/01/45)(a)	21,846	26,394,479
Anheuser-Busch InBev Worldwide Inc.
3.50%, 06/01/30 (Call 03/01/30)(a)	17,731	20,022,125
3.75%, 07/15/42	16,123	17,212,442
4.00%, 04/13/28 (Call 01/13/28)(a)	38,103	43,871,055
4.15%, 01/23/25 (Call 12/23/24)(a)	35,153	39,815,894
4.35%, 06/01/40 (Call 12/01/39)	12,477	14,641,864
4.38%, 04/15/38 (Call 10/15/37)(a)	21,242	24,837,077
4.44%, 10/06/48 (Call 04/06/48)	26,505	30,827,494
4.50%, 06/01/50 (Call 12/01/49)	32,561	38,616,884
4.60%, 04/15/48 (Call 10/15/47)	38,614	45,789,883
4.60%, 06/01/60 (Call 12/01/59)(a)	18,255	21,721,814
4.75%, 01/23/29 (Call 10/23/28)	63,497	76,880,021
4.75%, 04/15/58 (Call 10/15/57)(a)	22,773	27,688,083
4.90%, 01/23/31 (Call 10/23/30)(a)	7,839	9,803,733
4.95%, 01/15/42	21,473	26,413,720
5.45%, 01/23/39 (Call 07/23/38)	27,595	35,712,980
5.55%, 01/23/49 (Call 07/23/48)	57,072	76,733,304
5.80%, 01/23/59 (Call 07/23/58)(a)	29,424	41,428,207
8.20%, 01/15/39	16,782	27,577,164
Coca-Cola Co. (The)
1.00%, 03/15/28(a)	12,861	12,727,848
1.38%, 03/15/31	17,118	16,956,291
1.45%, 06/01/27(a)	22,604	23,175,603
1.65%, 06/01/30	23,669	24,154,122
1.75%, 09/06/24(a)	4,938	5,159,345
2.13%, 09/06/29	19,100	20,234,991

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
2.25%, 09/01/26(a)	$9,327	$10,091,889
2.50%, 06/01/40	16,320	17,134,582
2.50%, 03/15/51	16,528	16,228,762
2.60%, 06/01/50	24,487	24,587,397
2.75%, 06/01/60	15,321	15,356,793
2.88%, 10/27/25(a)	25,936	28,667,883
2.95%, 03/25/25	19,899	21,822,250
3.20%, 11/01/23(a)	2,298	2,488,279
3.38%, 03/25/27	15,930	18,164,049
3.45%, 03/25/30(a)	18,949	22,223,694
Constellation Brands Inc., 3.15%, 08/01/29 (Call 05/01/29)	15,496	16,970,141
Diageo Capital PLC
1.38%, 09/29/25 (Call 08/29/25)	8,982	9,202,381
2.00%, 04/29/30 (Call 01/29/30)	8,991	9,235,098
2.13%, 04/29/32 (Call 01/29/32)(a)	21,891	22,649,453
2.38%, 10/24/29 (Call 07/24/29)(a)	17,527	18,659,195
Keurig Dr Pepper Inc.
3.20%, 05/01/30 (Call 02/01/30)	12,477	13,878,608
3.80%, 05/01/50 (Call 11/01/49)(a)	11,576	13,135,111
4.06%, 05/25/23 (Call 04/25/23)(b)	100	108,432
4.42%, 05/25/25 (Call 03/25/25)(a)	19,806	22,739,267
4.60%, 05/25/28 (Call 02/25/28)	29,879	35,700,810
5.09%, 05/25/48 (Call 11/25/47)	11,480	15,251,163
Molson Coors Beverage Co.
3.00%, 07/15/26 (Call 04/15/26)(a)	26,339	28,274,558
4.20%, 07/15/46 (Call 01/15/46)(a)	19,812	20,742,039
5.00%, 05/01/42(a)	18,184	20,637,716
PepsiCo Inc.
1.40%, 02/25/31 (Call 11/25/30)(a)	10,000	9,929,003
1.63%, 05/01/30 (Call 02/01/30)	8,061	8,179,042
2.25%, 03/19/25 (Call 02/19/25)	26,571	28,339,792
2.38%, 10/06/26 (Call 07/06/26)	17,557	19,005,579
2.63%, 07/29/29 (Call 04/29/29)(a)	21,974	24,073,572
2.75%, 04/30/25 (Call 01/30/25)	19,194	20,796,338
2.75%, 03/19/30 (Call 12/19/29)	17,787	19,746,012
2.85%, 02/24/26 (Call 11/24/25)(a)	3,651	4,013,016
2.88%, 10/15/49 (Call 04/15/49)	14,560	15,498,380
3.00%, 10/15/27 (Call 07/15/27)(a)	21,430	23,981,649
3.38%, 07/29/49 (Call 01/29/49)	16,410	18,779,112
3.45%, 10/06/46 (Call 04/06/46)	22,473	25,849,330
3.50%, 03/19/40 (Call 09/19/39)	11,954	14,199,574
3.60%, 03/01/24 (Call 12/01/23)	1,402	1,530,350
3.63%, 03/19/50 (Call 09/19/49)	21,430	25,954,312
3.88%, 03/19/60 (Call 09/19/59)	11,691	14,628,423
4.00%, 03/05/42(a)	12,206	15,165,827
4.00%, 05/02/47 (Call 11/02/46)(a)	8,262	10,364,406
4.45%, 04/14/46 (Call 10/14/45)(a)	22,329	29,349,881

		1,883,936,427

Biotechnology — 1.6%
Amgen Inc.
2.20%, 02/21/27 (Call 12/21/26)	28,368	29,871,674
2.30%, 02/25/31 (Call 11/25/30)(a)	19,314	20,030,538
2.45%, 02/21/30 (Call 11/21/29)(a)	23,871	25,155,482
2.60%, 08/19/26 (Call 05/19/26)(a)	19,627	21,214,919
2.77%, 09/01/53 (Call 03/01/53)(b)	15,979	15,115,576
3.13%, 05/01/25 (Call 02/01/25)	15,265	16,673,834
3.15%, 02/21/40 (Call 08/21/39)	29,306	30,757,975
3.20%, 11/02/27 (Call 08/02/27)	14,534	16,124,528
3.38%, 02/21/50 (Call 08/21/49)	31,099	33,010,805

Security	Par (000)	Value

Biotechnology (continued)
3.63%, 05/22/24 (Call 02/22/24)(a)	$13,253	$14,501,406
4.40%, 05/01/45 (Call 11/01/44)(a)	33,091	40,360,884
4.56%, 06/15/48 (Call 12/15/47)(a)	21,702	27,333,354
4.66%, 06/15/51 (Call 12/15/50)(a)	52,565	67,565,590
Baxalta Inc., 4.00%, 06/23/25 (Call 03/23/25)	11,870	13,406,563
Biogen Inc.
2.25%, 05/01/30 (Call 02/01/30)(a)	23,092	23,357,175
3.15%, 05/01/50 (Call 11/01/49)	23,509	22,749,960
4.05%, 09/15/25 (Call 06/15/25)	19,800	22,468,478
5.20%, 09/15/45 (Call 03/15/45)(a)	26,078	33,837,725
Gilead Sciences Inc.
1.20%, 10/01/27 (Call 08/01/27)	6,516	6,479,673
1.65%, 10/01/30 (Call 07/01/30)	10,491	10,338,528
2.60%, 10/01/40 (Call 04/01/40)	5,695	5,496,226
2.80%, 10/01/50 (Call 04/01/50)(a)	19,535	18,495,801
2.95%, 03/01/27 (Call 12/01/26)	18,010	19,638,956
3.50%, 02/01/25 (Call 11/01/24)	29,165	32,082,422
3.65%, 03/01/26 (Call 12/01/25)	41,412	46,750,396
3.70%, 04/01/24 (Call 01/01/24)	13,742	14,957,965
4.00%, 09/01/36 (Call 03/01/36)(a)	11,511	13,628,588
4.15%, 03/01/47 (Call 09/01/46)(a)	28,103	32,928,605
4.50%, 02/01/45 (Call 08/01/44)	24,980	30,575,990
4.60%, 09/01/35 (Call 03/01/35)(a)	16,322	20,666,694
4.75%, 03/01/46 (Call 09/01/45)	34,353	43,651,990
4.80%, 04/01/44 (Call 10/01/43)(a)	25,803	32,717,156
5.65%, 12/01/41 (Call 06/01/41)(a)	14,907	20,554,341
Regeneron Pharmaceuticals Inc.
1.75%, 09/15/30 (Call 06/15/30)	20,393	19,685,769
2.80%, 09/15/50 (Call 03/15/50)	10,363	9,655,139
Royalty Pharma PLC
1.20%, 09/02/25 (Call 08/02/25)(b)	11,050	10,989,681
1.75%, 09/02/27 (Call 07/02/27)(b)	2,275	2,260,660
2.20%, 09/02/30 (Call 06/02/30)(a)(b)	11,205	11,057,045
3.30%, 09/02/40 (Call 03/02/40)(b)	13,195	12,906,673
3.55%, 09/02/50 (Call 03/02/50)(b)	16,716	15,938,801

		904,993,565

Building Materials — 0.3%
Carrier Global Corp.
2.24%, 02/15/25 (Call 01/15/25)(b)	31,630	33,035,653
2.49%, 02/15/27 (Call 12/15/26)(a)(b)	20,489	21,489,009
2.70%, 02/15/31 (Call 11/15/30)(b)	14,958	15,643,911
2.72%, 02/15/30 (Call 11/15/29)(b)	31,566	33,005,312
3.38%, 04/05/40 (Call 10/05/39)(b)	18,718	19,807,309
3.58%, 04/05/50 (Call 10/05/49)(a)(b)	30,290	32,712,003

		155,693,197

Chemicals — 1.2%
Air Products and Chemicals Inc.
2.05%, 05/15/30 (Call 02/15/30)	12,721	13,268,250
2.70%, 05/15/40 (Call 11/15/39)	12,976	13,574,953
2.80%, 05/15/50 (Call 11/15/49)	15,117	15,675,895
Dow Chemical Co. (The)
2.10%, 11/15/30 (Call 08/15/30)	3,200	3,175,271
3.50%, 10/01/24 (Call 07/01/24)(a)	13,537	14,770,482
3.60%, 11/15/50 (Call 05/15/50)	3,496	3,557,864
3.63%, 05/15/26 (Call 03/15/26)	13,458	14,973,771
4.38%, 11/15/42 (Call 05/15/42)(a)	21,195	24,104,442
4.80%, 05/15/49 (Call 11/15/48)	11,068	13,318,447
5.25%, 11/15/41 (Call 05/15/41)(a)	12,458	15,398,418
5.55%, 11/30/48 (Call 05/30/48)(a)	10,707	14,157,623

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
7.38%, 11/01/29(a)	$12,608	$17,607,812
9.40%, 05/15/39	11,765	20,132,617
DuPont de Nemours Inc.
4.21%, 11/15/23 (Call 10/15/23)	12,942	14,220,661
4.49%, 11/15/25 (Call 09/15/25)(a)	31,859	36,738,477
4.73%, 11/15/28 (Call 08/15/28)	33,960	40,729,868
5.32%, 11/15/38 (Call 05/15/38)	24,731	32,005,211
5.42%, 11/15/48 (Call 05/15/48)	32,281	43,542,701
Eastman Chemical Co., 4.65%, 10/15/44 (Call 04/15/44)	14,268	16,794,020
Ecolab Inc.
2.70%, 11/01/26 (Call 08/01/26)(a)	17,134	18,976,981
4.80%, 03/24/30 (Call 12/24/29)	13,039	16,515,291
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)	15,569	18,365,001
5.25%, 07/15/43	11,867	14,497,847
LYB International Finance II BV, 3.50%, 03/02/27 (Call 12/02/26)(a)	18,995	20,883,984
LYB International Finance III LLC
3.38%, 10/01/40 (Call 04/01/40)	4,646	4,595,480
3.63%, 04/01/51 (Call 10/01/50)(a)	20,285	20,113,460
4.20%, 10/15/49 (Call 04/15/49)(a)	10,351	11,176,805
4.20%, 05/01/50 (Call 11/01/49)(a)	12,069	13,077,051
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)	13,147	14,564,896
5.75%, 04/15/24 (Call 01/15/24)(a)	14,092	16,130,907
Mosaic Co. (The), 4.25%, 11/15/23 (Call 08/15/23)	8,073	8,762,032
Nutrien Ltd.
4.20%, 04/01/29 (Call 01/01/29)(a)	11,304	13,286,136
5.00%, 04/01/49 (Call 10/01/48)	11,120	14,457,424
Rohm & Haas Co., 7.85%, 07/15/29	13,056	18,286,816
Sherwin-Williams Co. (The)
2.95%, 08/15/29 (Call 05/15/29)(a)	18,337	20,030,072
3.45%, 06/01/27 (Call 03/01/27)(a)	21,552	24,114,005
4.50%, 06/01/47 (Call 12/01/46)(a)	19,085	23,894,351

		659,475,322

Commercial Services — 0.5%
Automatic Data Processing Inc.
1.25%, 09/01/30 (Call 06/01/30)	15,311	14,940,892
3.38%, 09/15/25 (Call 06/15/25)(a)	2,091	2,353,691
Global Payments Inc.
2.65%, 02/15/25 (Call 01/15/25)(a)	4,132	4,369,091
2.90%, 05/15/30 (Call 02/15/30)	9,143	9,709,675
3.20%, 08/15/29 (Call 05/15/29)(a)	25,078	27,133,280
4.15%, 08/15/49 (Call 02/15/49)	11,643	13,394,482
4.80%, 04/01/26 (Call 01/01/26)	12,080	14,093,000
IHS Markit Ltd.
4.25%, 05/01/29 (Call 02/01/29)	16,747	19,198,210
4.75%, 08/01/28 (Call 05/01/28)	11,531	13,512,341
PayPal Holdings Inc.
1.65%, 06/01/25 (Call 05/01/25)	6,957	7,185,033
2.30%, 06/01/30 (Call 03/01/30)	15,723	16,506,461
2.40%, 10/01/24 (Call 09/01/24)	18,381	19,487,909
2.65%, 10/01/26 (Call 08/01/26)(a)	24,884	27,054,587
2.85%, 10/01/29 (Call 07/01/29)	25,181	27,448,126
3.25%, 06/01/50 (Call 12/01/49)	15,052	16,244,443
RELX Capital Inc.
3.00%, 05/22/30 (Call 02/22/30)(a)	11,397	12,322,561
4.00%, 03/18/29 (Call 12/18/28)	6,288	7,291,706

Security	Par (000)	Value

Commercial Services (continued)
Verisk Analytics Inc., 4.00%, 06/15/25 (Call 03/15/25)(a)	$8,806	$9,916,759

		262,162,247

Computers — 3.3%
Apple Inc.
0.55%, 08/20/25 (Call 07/20/25)	2,395	2,383,525
1.13%, 05/11/25 (Call 04/11/25)(a)	30,364	30,920,764
1.25%, 08/20/30 (Call 05/20/30)(a)	19,649	19,381,766
1.65%, 05/11/30 (Call 02/11/30)	28,681	29,315,544
1.80%, 09/11/24 (Call 08/11/24)	11,018	11,498,631
2.05%, 09/11/26 (Call 07/11/26)	34,170	36,345,033
2.20%, 09/11/29 (Call 06/11/29)	28,739	30,696,758
2.40%, 08/20/50 (Call 06/20/50)	19,845	19,490,852
2.45%, 08/04/26 (Call 05/04/26)	33,994	36,807,615
2.50%, 02/09/25(a)	23,707	25,495,802
2.55%, 08/20/60 (Call 02/20/60)	21,600	20,934,405
2.65%, 05/11/50 (Call 11/11/49)	32,352	32,787,562
2.75%, 01/13/25 (Call 11/13/24)	22,994	24,877,988
2.85%, 05/11/24 (Call 03/11/24)	14,816	15,904,789
2.90%, 09/12/27 (Call 06/12/27)	34,343	38,179,199
2.95%, 09/11/49 (Call 03/11/49)(a)	23,786	25,437,950
3.00%, 02/09/24 (Call 12/09/23)	15,998	17,189,318
3.00%, 06/20/27 (Call 03/20/27)(a)	16,729	18,650,399
3.00%, 11/13/27 (Call 08/13/27)(a)	23,093	25,854,519
3.20%, 05/13/25	31,083	34,478,771
3.20%, 05/11/27 (Call 02/11/27)	33,346	37,541,237
3.25%, 02/23/26 (Call 11/23/25)	50,931	56,882,160
3.35%, 02/09/27 (Call 11/09/26)	34,230	38,775,015
3.45%, 05/06/24	23,899	26,264,408
3.45%, 02/09/45(a)	30,051	34,970,039
3.75%, 09/12/47 (Call 03/12/47)	14,789	17,897,522
3.75%, 11/13/47 (Call 05/13/47)	18,738	22,726,819
3.85%, 05/04/43	44,462	54,467,106
3.85%, 08/04/46 (Call 02/04/46)(a)	29,648	36,341,783
4.25%, 02/09/47 (Call 08/09/46)(a)	15,029	19,590,120
4.38%, 05/13/45	29,721	39,248,548
4.45%, 05/06/44	16,024	21,264,952
4.50%, 02/23/36 (Call 08/23/35)(a)	12,077	15,974,724
4.65%, 02/23/46 (Call 08/23/45)	58,498	79,706,374
Dell International LLC/EMC Corp.
4.00%, 07/15/24 (Call 06/15/24)(b)	15,049	16,350,556
4.90%, 10/01/26 (Call 08/01/26)(a)(b)	29,867	34,008,334
5.30%, 10/01/29 (Call 07/01/29)(a)(b)	23,862	27,623,940
5.85%, 07/15/25 (Call 06/15/25)(b)	15,382	18,023,429
6.02%, 06/15/26 (Call 03/15/26)(b)	67,256	79,750,046
6.20%, 07/15/30 (Call 04/15/30)(a)(b)	8,867	10,841,701
8.10%, 07/15/36 (Call 01/15/36)(b)	23,686	31,917,932
8.35%, 07/15/46 (Call 01/15/46)(b)	29,135	39,253,825
Hewlett Packard Enterprise Co.
1.45%, 04/01/24 (Call 03/01/24)	4,527	4,605,750
1.75%, 04/01/26 (Call 03/01/26)(a)	11,437	11,495,651
4.65%, 10/01/24 (Call 09/01/24)	13,237	14,912,341
4.90%, 10/15/25 (Call 07/15/25)(a)	43,865	50,344,269
6.20%, 10/15/35 (Call 04/15/35)	18,187	22,529,534
6.35%, 10/15/45 (Call 04/15/45)(a)	17,400	22,247,939
HP Inc.
2.20%, 06/17/25 (Call 05/17/25)	13,632	14,266,587
3.00%, 06/17/27 (Call 04/17/27)	15,077	16,169,375
3.40%, 06/17/30 (Call 03/17/30)(a)	10,968	11,668,633
6.00%, 09/15/41(a)	18,785	22,914,093

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
International Business Machines Corp.
1.70%, 05/15/27 (Call 03/15/27)	$22,891	$23,411,562
1.95%, 05/15/30 (Call 02/15/30)	22,081	22,453,078
2.95%, 05/15/50 (Call 11/15/49)(a)	14,829	14,892,560
3.00%, 05/15/24	41,717	45,050,117
3.30%, 05/15/26(a)	44,063	49,425,154
3.45%, 02/19/26(a)	23,361	26,276,745
3.50%, 05/15/29	46,513	53,160,517
3.63%, 02/12/24(a)	30,506	33,390,882
4.00%, 06/20/42	14,814	17,527,612
4.15%, 05/15/39(a)	31,769	38,734,175
4.25%, 05/15/49	38,052	46,898,904
Leidos Inc., 4.38%, 05/15/30 (Call 02/15/30)(b)	307	357,222
NetApp Inc., 1.88%, 06/22/25 (Call 05/22/25)	12,010	12,400,947

		1,831,185,407

Cosmetics & Personal Care — 0.3%
Procter & Gamble Co. (The)
2.45%, 11/03/26(a)	17,760	19,448,338
2.85%, 08/11/27	5,042	5,626,416
3.00%, 03/25/30	24,697	28,433,451
Unilever Capital Corp.
2.13%, 09/06/29 (Call 06/06/29)	12,973	13,749,125
2.60%, 05/05/24 (Call 03/05/24)	13,187	14,033,421
2.90%, 05/05/27 (Call 02/05/27)	15,859	17,492,453
3.50%, 03/22/28 (Call 12/22/27)(a)	18,930	21,827,305
5.90%, 11/15/32	15,764	22,935,435

		143,545,944

Diversified Financial Services — 3.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.88%, 08/14/24 (Call 07/14/24)	14,353	14,051,300
3.50%, 01/15/25 (Call 11/15/24)	13,993	13,812,616
3.65%, 07/21/27 (Call 04/21/27)(a)	20,225	19,011,500
4.88%, 01/16/24 (Call 12/16/23)(a)	7,534	7,878,756
6.50%, 07/15/25 (Call 06/15/25)(a)	12,137	13,365,871
Air Lease Corp.
2.30%, 02/01/25 (Call 01/01/25)(a)	12,910	12,716,855
3.38%, 07/01/25 (Call 06/01/25)	6,917	7,038,203
3.75%, 06/01/26 (Call 04/01/26)(a)	14,612	15,022,188
Ally Financial Inc.
3.88%, 05/21/24 (Call 04/21/24)(a)	9,596	10,313,133
5.80%, 05/01/25 (Call 04/01/25)(a)	6,703	7,802,220
8.00%, 11/01/31	34,113	46,563,222
American Express Co.
2.50%, 07/30/24 (Call 06/30/24)(a)	21,689	22,993,366
3.00%, 10/30/24 (Call 09/29/24)(a)	15,527	16,794,561
3.13%, 05/20/26 (Call 04/20/26)(a)	20,969	23,339,535
3.40%, 02/22/24 (Call 01/22/24)(a)	6,888	7,471,154
4.05%, 12/03/42(a)	18,831	23,383,613
4.20%, 11/06/25 (Call 10/06/25)(a)	15,540	17,955,368
American Express Credit Corp., 3.30%, 05/03/27 (Call 04/03/27)	32,672	36,796,066
Brookfield Finance Inc.
4.00%, 04/01/24 (Call 02/01/24)(a)	5,631	6,163,369
4.35%, 04/15/30 (Call 01/15/30)	8,917	10,419,779
4.70%, 09/20/47 (Call 03/20/47)	14,061	16,253,580
4.85%, 03/29/29 (Call 12/29/28)(a)	15,127	18,021,149
Capital One Financial Corp.
3.20%, 02/05/25 (Call 01/05/25)	17,328	18,663,543

Security	Par (000)	Value

Diversified Financial Services (continued)
3.30%, 10/30/24 (Call 09/30/24)(a)	$23,242	$25,148,385
3.65%, 05/11/27 (Call 04/11/27)	11,620	12,895,397
3.75%, 04/24/24 (Call 03/24/24)	3,839	4,177,668
3.75%, 07/28/26 (Call 06/28/26)	23,703	26,007,451
3.75%, 03/09/27 (Call 02/09/27)	23,963	26,737,939
3.80%, 01/31/28 (Call 12/31/27)(a)	23,652	26,483,331
3.90%, 01/29/24 (Call 12/29/23)(a)	5,540	6,039,023
4.20%, 10/29/25 (Call 09/29/25)	24,197	26,904,456
4.25%, 04/30/25 (Call 03/31/25)(a)	13,137	14,864,288
Charles Schwab Corp. (The), 3.85%, 05/21/25 (Call 03/21/25)	8,363	9,426,170
CME Group Inc.
3.00%, 03/15/25 (Call 12/15/24)(a)	8,060	8,830,556
5.30%, 09/15/43 (Call 03/15/43)(a)	12,399	17,990,283
Discover Financial Services, 4.10%, 02/09/27 (Call 11/09/26)(a)	16,089	18,008,199
GE Capital Funding LLC
3.45%, 05/15/25 (Call 04/15/25)(a)(b)	7,167	7,657,095
4.05%, 05/15/27 (Call 03/15/27)(a)(b)	19,609	21,250,073
4.40%, 05/15/30 (Call 02/15/30)(b)	44,471	48,599,359
4.55%, 05/15/32 (Call 02/15/32)(b)	8,368	9,163,781
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25(a)	32,569	34,907,819
4.42%, 11/15/35	162,818	176,011,387
Intercontinental Exchange Inc.
1.85%, 09/15/32 (Call 06/15/32)	22,832	22,604,406
2.10%, 06/15/30 (Call 03/15/30)(a)	21,099	21,663,010
2.65%, 09/15/40 (Call 03/15/40)	15,621	15,658,322
3.00%, 06/15/50 (Call 12/15/49)	17,993	18,673,078
3.00%, 09/15/60 (Call 03/15/60)	21,760	21,836,839
3.75%, 12/01/25 (Call 09/01/25)	19,895	22,539,330
4.25%, 09/21/48 (Call 03/21/48)	21,645	26,650,181
Jefferies Group LLC/Jefferies Group Capital Finance Inc.
4.15%, 01/23/30	15,540	17,654,829
4.85%, 01/15/27	9,931	11,418,240
Mastercard Inc.
2.00%, 03/03/25 (Call 02/03/25)	11,451	12,115,990
2.95%, 11/21/26 (Call 08/21/26)(a)	12,776	14,294,442
2.95%, 06/01/29 (Call 03/01/29)	23,755	26,567,585
3.30%, 03/26/27 (Call 01/26/27)	16,129	18,274,549
3.35%, 03/26/30 (Call 12/26/29)	22,830	26,477,469
3.38%, 04/01/24(a)	7,388	8,114,073
3.65%, 06/01/49 (Call 12/01/48)	18,289	21,950,763
3.85%, 03/26/50 (Call 09/26/49)	19,196	23,971,314
Nomura Holdings Inc.
1.85%, 07/16/25(a)	9,914	10,081,297
2.65%, 01/16/25	22,073	23,224,809
2.68%, 07/16/30(a)	15,170	15,498,135
3.10%, 01/16/30	24,437	25,789,793
Synchrony Financial
3.95%, 12/01/27 (Call 09/01/27)	16,606	18,093,878
4.25%, 08/15/24 (Call 05/15/24)(a)	14,346	15,660,294
4.50%, 07/23/25 (Call 04/23/25)(a)	18,142	20,159,592
Visa Inc.
1.10%, 02/15/31 (Call 11/15/30)	16,366	15,798,489
1.90%, 04/15/27 (Call 02/15/27)(a)	22,927	24,181,542
2.00%, 08/15/50 (Call 02/15/50)(a)	19,878	18,105,059
2.05%, 04/15/30 (Call 01/15/30)(a)	27,521	29,022,697
2.70%, 04/15/40 (Call 10/15/39)	15,089	16,091,325

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
2.75%, 09/15/27 (Call 06/15/27)	$10,822	$11,922,659
3.15%, 12/14/25 (Call 09/14/25)	60,162	66,884,664
3.65%, 09/15/47 (Call 03/15/47)(a)	13,099	15,946,751
4.15%, 12/14/35 (Call 06/14/35)	23,156	29,595,501
4.30%, 12/14/45 (Call 06/14/45)	52,465	68,621,245

		1,662,075,757

Electric — 2.8%
Ameren Corp., 3.50%, 01/15/31 (Call 10/15/30)	405	460,934
Avangrid Inc.
3.20%, 04/15/25 (Call 03/15/25)(a)	14,640	16,040,164
3.80%, 06/01/29 (Call 03/01/29)(a)	12,418	14,223,135
Berkshire Hathaway Energy Co.
2.85%, 05/15/51 (Call 11/15/50)(b)	3,800	3,742,126
3.70%, 07/15/30 (Call 04/15/30)(b)	17,313	20,139,860
3.80%, 07/15/48 (Call 01/15/48)	11,934	13,677,050
4.05%, 04/15/25 (Call 03/15/25)(b)	5,451	6,188,771
4.25%, 10/15/50 (Call 04/15/50)(b)	13,983	17,303,939
4.45%, 01/15/49 (Call 07/15/48)	13,391	16,943,099
4.50%, 02/01/45 (Call 08/01/44)	11,587	14,377,330
5.15%, 11/15/43 (Call 05/15/43)(a)	11,127	14,843,889
6.13%, 04/01/36	25,861	36,881,926
Commonwealth Edison Co., 4.00%, 03/01/48 (Call 09/01/47)	13,734	16,650,522
Connecticut Light & Power Co. (The), 4.00%, 04/01/48 (Call 10/01/47)(a)	9,386	11,638,640
Consolidated Edison Co. of New York Inc.
4.45%, 03/15/44 (Call 09/15/43)	11,855	14,488,946
4.63%, 12/01/54 (Call 06/01/54)	11,947	15,525,273
Series 20B, 3.95%, 04/01/50 (Call 10/01/49)(a)	15,486	18,256,584
Dominion Energy Inc.
3.90%, 10/01/25 (Call 07/01/25)	12,208	13,826,704
Series C, 3.38%, 04/01/30 (Call 01/01/30)	25,478	28,755,727
DTE Energy Co., Series F, 1.05%, 06/01/25 (Call 05/01/25)(a)	12,052	12,089,812
Duke Energy Carolinas LLC
3.20%, 08/15/49 (Call 02/15/49)(a)	12,022	13,147,026
5.30%, 02/15/40(a)	12,130	16,810,148
Duke Energy Corp.
2.45%, 06/01/30 (Call 03/01/30)	11,467	11,977,494
2.65%, 09/01/26 (Call 06/01/26)	23,108	24,848,876
3.15%, 08/15/27 (Call 05/15/27)	5,407	5,930,369
3.75%, 04/15/24 (Call 01/15/24)(a)	7,582	8,310,414
3.75%, 09/01/46 (Call 03/01/46)	22,593	25,413,704
Duke Energy Florida LLC, 6.40%, 06/15/38(a)	15,062	22,639,599
Emera U.S. Finance LP
3.55%, 06/15/26 (Call 03/15/26)(a)	14,170	15,754,890
4.75%, 06/15/46 (Call 12/15/45)	19,578	23,642,430
Entergy Corp.
0.90%, 09/15/25 (Call 08/15/25)	12,284	12,284,563
2.95%, 09/01/26 (Call 06/01/26)	13,614	15,015,680
Entergy Louisiana LLC, 4.20%, 09/01/48 (Call 03/01/48)	14,584	18,212,343
Evergy Inc.
2.45%, 09/15/24 (Call 08/15/24)	13,077	13,831,577
2.90%, 09/15/29 (Call 06/15/29)	14,001	14,909,762
Exelon Corp.
3.40%, 04/15/26 (Call 01/15/26)	14,037	15,646,583
3.95%, 06/15/25 (Call 03/15/25)	20,075	22,578,067
4.05%, 04/15/30 (Call 01/15/30)	18,180	21,050,044
4.45%, 04/15/46 (Call 10/15/45)(a)	12,752	15,455,589

Security	Par (000)	Value

Electric (continued)
4.70%, 04/15/50 (Call 10/15/49)	$11,012	$13,956,618
Exelon Generation Co. LLC
3.25%, 06/01/25 (Call 05/01/25)	13,473	14,653,345
5.60%, 06/15/42 (Call 12/15/41)(a)	12,428	13,941,298
6.25%, 10/01/39(a)	11,467	13,737,355
FirstEnergy Corp.
Series B, 3.90%, 07/15/27 (Call 04/15/27)(a)	23,226	24,766,372
Series C, 3.40%, 03/01/50 (Call 09/01/49)	9,205	8,454,179
Series C, 4.85%, 07/15/47 (Call 01/15/47)	14,929	16,344,006
Series C, 7.38%, 11/15/31	23,705	32,902,336
Florida Power & Light Co.
2.85%, 04/01/25 (Call 03/01/25)	11,506	12,525,437
3.15%, 10/01/49 (Call 04/01/49)(a)	12,246	13,624,275
3.95%, 03/01/48 (Call 09/01/47)(a)	15,543	19,516,148
Georgia Power Co., 4.30%, 03/15/42(a)	20,107	23,790,619
MidAmerican Energy Co.
3.65%, 04/15/29 (Call 01/15/29)(a)	9,321	10,931,024
4.25%, 07/15/49 (Call 01/15/49)(a)	12,377	15,821,622
NextEra Energy Capital Holdings Inc.
2.25%, 06/01/30 (Call 03/01/30)	30,440	31,530,811
2.75%, 05/01/25 (Call 04/01/25)	19,210	20,712,291
2.75%, 11/01/29 (Call 08/01/29)(a)	15,874	17,073,600
3.15%, 04/01/24 (Call 03/01/24)	14,963	16,136,906
3.55%, 05/01/27 (Call 02/01/27)(a)	22,450	25,205,984
Pacific Gas & Electric Co.
2.10%, 08/01/27 (Call 06/01/27)	15,915	15,429,204
2.50%, 02/01/31 (Call 11/01/30)	31,199	29,498,739
3.15%, 01/01/26(a)	27,159	27,755,276
3.30%, 12/01/27 (Call 09/01/27)	3,080	3,125,270
3.30%, 08/01/40 (Call 02/01/40)(a)	25,235	23,168,052
3.45%, 07/01/25(a)	4,134	4,314,485
3.50%, 08/01/50 (Call 02/01/50)	30,890	27,942,658
3.75%, 07/01/28(a)	11,808	12,164,500
3.95%, 12/01/47 (Call 06/01/47)	1,342	1,255,247
4.50%, 07/01/40	29,407	30,077,391
4.55%, 07/01/30 (Call 01/01/30)	32,703	35,154,280
4.95%, 07/01/50 (Call 01/01/50)	34,167	36,109,025
PPL Capital Funding Inc., 4.13%, 04/15/30 (Call 01/15/30)(a)	17,378	20,390,221
Public Service Enterprise Group Inc., 2.88%, 06/15/24 (Call 05/15/24)	6,318	6,775,390
San Diego Gas & Electric Co., Series VVV, 1.70%, 10/01/30 (Call 07/01/30)	12,547	12,462,786
Sempra Energy
3.25%, 06/15/27 (Call 03/15/27)	8,374	9,065,850
3.40%, 02/01/28 (Call 11/01/27)	22,380	24,423,173
3.80%, 02/01/38 (Call 08/01/37)(a)	15,568	17,304,464
4.00%, 02/01/48 (Call 08/01/47)	9,047	10,213,302
6.00%, 10/15/39	13,403	18,279,002
Southern California Edison Co.
3.65%, 02/01/50 (Call 08/01/49)(a)	17,746	18,462,552
4.00%, 04/01/47 (Call 10/01/46)	28,020	30,169,039
4.65%, 10/01/43 (Call 04/01/43)	11,752	13,321,528
Series C, 4.13%, 03/01/48 (Call 09/01/47)	20,498	22,603,842
Series E, 3.70%, 08/01/25 (Call 06/01/25)	11,251	12,441,766
Southern Co. (The)
3.25%, 07/01/26 (Call 04/01/26)(a)	31,588	35,200,555
4.00%, 01/15/51 (Call 10/15/25)(d)	9,880	10,041,242
4.40%, 07/01/46 (Call 01/01/46)(a)	29,326	34,832,150
Series A, 3.70%, 04/30/30 (Call 01/30/30)	12,502	14,149,750

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Virginia Electric & Power Co.
Series A, 3.15%, 01/15/26 (Call 10/15/25)(a)	$11,930	$13,242,288
Series A, 3.50%, 03/15/27 (Call 12/15/26)	12,515	14,177,971

		1,552,688,813

Electrical Components & Equipment — 0.0%
Emerson Electric Co., 0.88%, 10/15/26 (Call 09/15/26)	12,488	12,383,756

Electronics — 0.2%
Honeywell International Inc.
1.35%, 06/01/25 (Call 05/01/25)	10,424	10,700,498
1.95%, 06/01/30 (Call 03/01/30)	19,235	20,040,002
2.30%, 08/15/24 (Call 07/15/24)	5,997	6,367,435
2.50%, 11/01/26 (Call 08/01/26)(a)	24,525	26,783,983
2.70%, 08/15/29 (Call 05/15/29)	12,810	14,112,969
2.80%, 06/01/50 (Call 12/01/49)	10,880	11,471,170
Roper Technologies Inc.
1.75%, 02/15/31 (Call 11/15/30)	8,379	8,258,463
4.20%, 09/15/28 (Call 06/15/28)(a)	11,816	13,974,181

		111,708,701

Environmental Control — 0.1%
Republic Services Inc.
2.50%, 08/15/24 (Call 07/15/24)(a)	16,860	17,889,964
3.95%, 05/15/28 (Call 02/15/28)	11,025	12,838,275
Waste Management Inc.
3.15%, 11/15/27 (Call 08/15/27)(a)	5,845	6,577,782
4.10%, 03/01/45 (Call 09/01/44)(a)	8,020	9,809,821
4.15%, 07/15/49 (Call 01/15/49)(a)	17,711	22,312,312

		69,428,154

Food — 1.0%
Campbell Soup Co.
3.95%, 03/15/25 (Call 01/15/25)(a)	8,272	9,229,095
4.15%, 03/15/28 (Call 12/15/27)(a)	20,982	24,256,459
Conagra Brands Inc.
1.38%, 11/01/27 (Call 09/01/27)	3,140	3,112,227
4.30%, 05/01/24 (Call 04/01/24)	16,352	18,178,170
4.60%, 11/01/25 (Call 09/01/25)	14,538	16,862,405
4.85%, 11/01/28 (Call 08/01/28)(a)	23,276	28,499,574
5.30%, 11/01/38 (Call 05/01/38)	13,366	17,306,695
5.40%, 11/01/48 (Call 05/01/48)	13,939	19,100,103
General Mills Inc.
2.88%, 04/15/30 (Call 01/15/30)	13,426	14,534,225
3.20%, 02/10/27 (Call 11/10/26)(a)	2,205	2,452,472
4.00%, 04/17/25 (Call 02/17/25)	15,703	17,730,430
4.20%, 04/17/28 (Call 01/17/28)(a)	22,594	26,445,123
JM Smucker Co. (The), 3.50%, 03/15/25(a)	16,552	18,509,787
Kellogg Co., 3.25%, 04/01/26(a)	12,310	13,677,498
Kroger Co. (The)
2.65%, 10/15/26 (Call 07/15/26)(a)	13,393	14,480,518
3.95%, 01/15/50 (Call 07/15/49)(a)	13,589	15,836,622
4.45%, 02/01/47 (Call 08/01/46)	12,726	15,437,030
McCormick & Co. Inc., 3.40%, 08/15/27 (Call 05/15/27)(a)	11,557	12,886,165
Mondelez International Inc.
1.50%, 05/04/25 (Call 04/04/25)	13,049	13,376,671
2.63%, 09/04/50 (Call 03/04/50)	12,469	11,810,629
2.75%, 04/13/30 (Call 01/13/30)	19,668	21,163,685
Sysco Corp.
3.25%, 07/15/27 (Call 04/15/27)(a)	15,606	16,898,747
3.30%, 07/15/26 (Call 04/15/26)(a)	9,429	10,271,312

Security	Par (000)	Value

Food (continued)
3.75%, 10/01/25 (Call 07/01/25)	$11,876	$13,148,103
5.65%, 04/01/25 (Call 03/01/25)(a)	14,756	17,403,027
5.95%, 04/01/30 (Call 01/01/30)(a)	18,808	23,943,237
6.60%, 04/01/40 (Call 10/01/39)	14,212	19,289,852
6.60%, 04/01/50 (Call 10/01/49)	15,394	21,485,986
Tyson Foods Inc.
3.55%, 06/02/27 (Call 03/02/27)	16,795	18,910,849
3.95%, 08/15/24 (Call 05/15/24)(a)	4,705	5,231,443
4.00%, 03/01/26 (Call 01/01/26)	24,835	28,422,244
4.35%, 03/01/29 (Call 12/01/28)(a)	17,292	20,840,628
4.55%, 06/02/47 (Call 12/02/46)	8,336	10,348,387
5.10%, 09/28/48 (Call 03/28/48)(a)	21,805	29,445,821

		570,525,219

Forest Products & Paper — 0.1%
International Paper Co.
4.35%, 08/15/48 (Call 02/15/48)(a)	16,381	20,105,109
4.40%, 08/15/47 (Call 02/15/47)(a)	17,052	20,889,126
4.80%, 06/15/44 (Call 12/15/43)	10,391	12,851,823

		53,846,058

Gas — 0.2%
Atmos Energy Corp., 4.13%, 10/15/44 (Call 04/15/44)	11,055	13,527,666
NiSource Inc.
0.95%, 08/15/25 (Call 07/15/25)(a)	13,608	13,560,503
1.70%, 02/15/31 (Call 11/15/30)	10,792	10,540,936
2.95%, 09/01/29 (Call 06/01/29)	13,550	14,650,737
3.49%, 05/15/27 (Call 02/15/27)	16,292	18,099,926
3.60%, 05/01/30 (Call 02/01/30)	15,192	17,250,832
3.95%, 03/30/48 (Call 09/30/47)(a)	7,450	8,652,263
4.38%, 05/15/47 (Call 11/15/46)	15,269	18,699,920
4.80%, 02/15/44 (Call 08/15/43)(a)	13,092	16,428,487

		131,411,270

Hand & Machine Tools — 0.0%
Stanley Black & Decker Inc., 2.30%, 03/15/30 (Call 12/15/29)(a)	9,371	9,945,696

Health Care - Products — 1.2%
Abbott Laboratories
2.95%, 03/15/25 (Call 12/15/24)(a)	15,139	16,571,855
3.40%, 11/30/23 (Call 09/30/23)	2,158	2,337,589
3.75%, 11/30/26 (Call 08/30/26)(a)	25,915	30,078,779
4.75%, 11/30/36 (Call 05/30/36)	24,655	32,852,048
4.90%, 11/30/46 (Call 05/30/46)	49,599	69,791,527
Baxter International Inc.
2.60%, 08/15/26 (Call 05/15/26)(a)	13,135	14,262,565
3.75%, 10/01/25 (Call 09/01/25)(b)	12,423	14,017,752
Boston Scientific Corp.
2.65%, 06/01/30 (Call 03/01/30)	16,637	17,481,599
3.45%, 03/01/24 (Call 02/01/24)(a)	3,627	3,919,833
3.75%, 03/01/26 (Call 01/01/26)	20,256	22,962,965
4.00%, 03/01/29 (Call 12/01/28)	12,540	14,465,147
4.55%, 03/01/39 (Call 09/01/38)	12,103	14,964,615
4.70%, 03/01/49 (Call 09/01/48)	15,868	20,467,337
Danaher Corp., 2.60%, 10/01/50 (Call 04/01/50)	11,325	11,306,014
DH Europe Finance II Sarl
2.60%, 11/15/29 (Call 08/15/29)(a)	14,529	15,744,586
3.25%, 11/15/39 (Call 05/15/39)	13,831	15,324,224
3.40%, 11/15/49 (Call 05/15/49)(a)	14,085	16,056,499
Medtronic Inc.
3.50%, 03/15/25	26,469	29,704,391

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
4.38%, 03/15/35(a)	$29,808	$39,696,729
4.63%, 03/15/45	27,451	37,332,251
Stryker Corp.
1.95%, 06/15/30 (Call 03/15/30)	14,220	14,414,176
3.38%, 11/01/25 (Call 08/01/25)	9,510	10,583,553
3.50%, 03/15/26 (Call 12/15/25)	24,911	28,026,552
4.63%, 03/15/46 (Call 09/15/45)	15,250	19,551,628
Thermo Fisher Scientific Inc.
2.60%, 10/01/29 (Call 07/01/29)(a)	16,885	18,345,731
2.95%, 09/19/26 (Call 06/19/26)(a)	21,186	23,423,642
3.20%, 08/15/27 (Call 05/15/27)	11,084	12,401,454
4.10%, 08/15/47 (Call 02/15/47)(a)	12,564	15,874,119
4.13%, 03/25/25 (Call 02/25/25)(a)	14,308	16,242,003
4.15%, 02/01/24 (Call 11/01/23)(a)	2,582	2,843,279
4.50%, 03/25/30 (Call 12/25/29)(a)	13,558	16,805,297
Zimmer Biomet Holdings Inc.
3.55%, 04/01/25 (Call 01/01/25)	31,175	34,289,594
3.55%, 03/20/30 (Call 12/20/29)(a)	14,574	16,154,552

		668,293,885

Health Care - Services — 2.0%
Aetna Inc.
3.50%, 11/15/24 (Call 08/15/24)(a)	11,857	12,953,497
3.88%, 08/15/47 (Call 02/15/47)	15,995	17,721,515
6.63%, 06/15/36	11,978	16,917,076
Anthem Inc.
2.25%, 05/15/30 (Call 02/15/30)	14,322	14,718,171
2.38%, 01/15/25 (Call 12/15/24)(a)	23,572	25,006,165
2.88%, 09/15/29 (Call 06/15/29)(a)	8,250	8,882,966
3.13%, 05/15/50 (Call 11/15/49)(a)	14,127	14,548,897
3.35%, 12/01/24 (Call 10/01/24)	16,151	17,702,837
3.50%, 08/15/24 (Call 05/15/24)	7,961	8,700,446
3.65%, 12/01/27 (Call 09/01/27)	21,201	23,967,752
3.70%, 09/15/49 (Call 03/15/49)(a)	12,770	14,472,093
4.10%, 03/01/28 (Call 12/01/27)(a)	14,254	16,419,823
4.38%, 12/01/47 (Call 06/01/47)	16,331	20,143,354
4.55%, 03/01/48 (Call 09/01/47)	11,365	14,363,442
4.63%, 05/15/42	15,565	19,325,784
4.65%, 01/15/43	16,464	20,654,831
4.65%, 08/15/44 (Call 02/15/44)	13,056	16,403,241
CommonSpirit Health
2.76%, 10/01/24 (Call 07/01/24)	5,131	5,381,064
3.35%, 10/01/29 (Call 04/01/29)	15,157	15,827,653
4.19%, 10/01/49 (Call 04/01/49)(a)	10,590	10,787,267
HCA Inc.
4.13%, 06/15/29 (Call 03/15/29)(a)	30,335	34,420,096
4.50%, 02/15/27 (Call 08/15/26)(a)	17,998	20,340,861
5.00%, 03/15/24(a)	28,264	31,598,824
5.13%, 06/15/39 (Call 12/15/38)(a)	12,969	15,665,561
5.25%, 04/15/25	21,171	24,476,208
5.25%, 06/15/26 (Call 12/15/25)	27,368	31,877,592
5.25%, 06/15/49 (Call 12/15/48)(a)	29,167	35,576,285
5.50%, 06/15/47 (Call 12/15/46)(a)	22,711	28,260,526
Humana Inc., 4.95%, 10/01/44 (Call 04/01/44)(a)	11,202	14,631,172
Kaiser Foundation Hospitals
4.15%, 05/01/47 (Call 11/01/46)	22,079	27,085,623
Series 2019, 3.27%, 11/01/49 (Call 05/01/49)	15,416	16,659,969
Laboratory Corp. of America Holdings
3.60%, 02/01/25 (Call 11/01/24)(a)	17,290	19,095,883
4.70%, 02/01/45 (Call 08/01/44)	14,026	17,639,994

Security	Par (000)	Value

Health Care - Services (continued)
Quest Diagnostics Inc., 2.95%, 06/30/30 (Call 03/30/30)(a)	$14,461	$15,642,629
UnitedHealth Group Inc.
2.00%, 05/15/30 (Call 02/15/30)(a)	16,354	17,024,180
2.38%, 08/15/24	12,432	13,228,993
2.75%, 05/15/40 (Call 11/15/39)(a)	16,139	16,864,911
2.88%, 08/15/29	15,746	17,479,110
2.90%, 05/15/50 (Call 11/15/49)	12,314	12,813,556
2.95%, 10/15/27(a)	15,361	17,064,689
3.10%, 03/15/26(a)	13,705	15,265,620
3.13%, 05/15/60 (Call 11/15/59)	15,567	16,741,690
3.45%, 01/15/27	11,504	13,082,796
3.50%, 02/15/24(a)	4,643	5,078,344
3.50%, 08/15/39 (Call 02/15/39)	19,171	21,887,604
3.70%, 08/15/49 (Call 02/15/49)(a)	19,344	23,002,136
3.75%, 07/15/25	29,616	33,644,670
3.75%, 10/15/47 (Call 04/15/47)	14,511	17,210,622
3.85%, 06/15/28(a)	15,148	17,752,674
3.88%, 12/15/28	10,371	12,244,800
3.88%, 08/15/59 (Call 02/15/59)(a)	20,257	24,541,819
4.20%, 01/15/47 (Call 07/15/46)	10,918	13,704,916
4.25%, 03/15/43 (Call 09/15/42)	7,932	9,959,417
4.25%, 06/15/48 (Call 12/15/47)	20,756	26,419,254
4.45%, 12/15/48 (Call 06/15/48)	17,775	23,374,141
4.63%, 07/15/35	15,712	20,622,599
4.75%, 07/15/45	29,979	40,376,431
5.80%, 03/15/36	13,125	18,828,595
6.88%, 02/15/38(a)	16,973	27,227,169

		1,123,309,833

Holding Companies - Diversified — 0.1%
Ares Capital Corp.
3.25%, 07/15/25 (Call 06/15/25)(a)	13,330	13,361,745
3.88%, 01/15/26 (Call 12/15/25)(a)	9,345	9,573,082
4.20%, 06/10/24 (Call 05/10/24)	15,306	15,956,653

		38,891,480

Household Products & Wares — 0.0%
Kimberly-Clark Corp., 3.10%, 03/26/30 (Call 12/26/29)(a)	13,028	14,853,043

Insurance — 2.0%
Aflac Inc.
3.60%, 04/01/30 (Call 01/01/30)(a)	15,680	18,165,702
3.63%, 11/15/24(a)	13,754	15,298,809
American International Group Inc.
2.50%, 06/30/25 (Call 05/30/25)	18,754	20,087,865
3.40%, 06/30/30 (Call 03/30/30)(a)	18,903	21,010,677
3.75%, 07/10/25 (Call 04/10/25)	17,800	19,944,119
3.88%, 01/15/35 (Call 07/15/34)(a)	18,775	21,717,846
3.90%, 04/01/26 (Call 01/01/26)	27,735	31,627,710
4.13%, 02/15/24	964	1,065,617
4.20%, 04/01/28 (Call 01/01/28)(a)	12,772	14,865,370
4.38%, 06/30/50 (Call 12/30/49)	15,189	18,286,737
4.38%, 01/15/55 (Call 07/15/54)	11,994	14,098,185
4.50%, 07/16/44 (Call 01/16/44)	32,512	39,000,378
4.75%, 04/01/48 (Call 10/01/47)	15,169	18,986,572
4.80%, 07/10/45 (Call 01/10/45)(a)	11,704	14,531,283
6.25%, 05/01/36	13,023	18,120,414
Aon Corp.
2.80%, 05/15/30 (Call 02/15/30)	17,620	18,866,856
3.75%, 05/02/29 (Call 02/02/29)	11,593	13,295,689

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Aon PLC, 3.88%, 12/15/25 (Call 09/15/25)(a)	$11,946	$13,611,296
Arch Capital Group Ltd., 3.64%, 06/30/50 (Call 12/30/49)	14,115	15,166,696
Athene Holding Ltd., 4.13%, 01/12/28 (Call 10/12/27)(a)	18,289	19,711,884
Berkshire Hathaway Finance Corp.
1.45%, 10/15/30 (Call 07/15/30)(a)	10,504	10,369,967
2.85%, 10/15/50 (Call 04/15/50)	18,047	18,327,609
4.20%, 08/15/48 (Call 02/15/48)	33,862	42,333,257
4.25%, 01/15/49 (Call 07/15/48)	27,867	35,195,514
5.75%, 01/15/40(a)	11,521	17,249,149
Berkshire Hathaway Inc.
3.13%, 03/15/26 (Call 12/15/25)	47,617	53,159,790
4.50%, 02/11/43(a)	14,156	18,644,127
Brighthouse Financial Inc.
3.70%, 06/22/27 (Call 03/22/27)(a)	23,236	24,409,207
4.70%, 06/22/47 (Call 12/22/46)	20,474	19,871,188
Chubb Corp. (The), 6.00%, 05/11/37(a)	10,560	15,438,186
Chubb INA Holdings Inc.
3.15%, 03/15/25	10,872	11,941,554
3.35%, 05/03/26 (Call 02/03/26)	13,649	15,394,789
4.35%, 11/03/45 (Call 05/03/45)	16,016	20,738,561
Equitable Holdings Inc.
4.35%, 04/20/28 (Call 01/20/28)(a)	21,312	24,471,645
5.00%, 04/20/48 (Call 10/20/47)	21,178	25,156,714
Manulife Financial Corp.
4.15%, 03/04/26(a)	13,034	15,170,932
5.38%, 03/04/46(a)	9,605	13,420,796
Marsh & McLennan Companies Inc.
2.25%, 11/15/30 (Call 08/15/30)	10,119	10,522,762
3.88%, 03/15/24 (Call 02/15/24)	4,723	5,212,014
4.38%, 03/15/29 (Call 12/15/28)	23,591	28,367,592
4.90%, 03/15/49 (Call 09/15/48)(a)	18,653	25,776,745
MetLife Inc.
3.60%, 04/10/24(a)	4,959	5,447,808
4.05%, 03/01/45(a)	15,019	18,055,701
4.13%, 08/13/42	11,339	13,570,674
4.55%, 03/23/30 (Call 12/23/29)(a)	10,795	13,386,249
4.60%, 05/13/46 (Call 11/13/45)(a)	11,079	14,314,020
4.88%, 11/13/43(a)	14,138	18,649,603
5.70%, 06/15/35	15,346	22,178,111
5.88%, 02/06/41	9,948	14,345,790
6.38%, 06/15/34(a)	13,507	20,250,132
Progressive Corp. (The), 4.13%, 04/15/47 (Call 10/15/46)(a)	11,369	14,310,860
Prudential Financial Inc.
3.70%, 03/13/51 (Call 09/13/50)	20,273	22,349,223
3.91%, 12/07/47 (Call 06/07/47)	13,784	15,452,202
3.94%, 12/07/49 (Call 06/07/49)	14,893	16,800,704
4.35%, 02/25/50 (Call 08/25/49)	15,246	18,296,962
4.60%, 05/15/44(a)	13,717	16,881,007
5.70%, 12/14/36	10,076	14,159,222
Travelers Companies Inc. (The)
5.35%, 11/01/40(a)	11,249	15,858,895
6.25%, 06/15/37(a)	13,224	19,730,668

		1,112,669,634

Internet — 1.4%
Alphabet Inc.
0.45%, 08/15/25 (Call 07/15/25)(a)	8,136	8,077,351
0.80%, 08/15/27 (Call 06/15/27)(a)	11,046	10,919,028
1.10%, 08/15/30 (Call 05/15/30)	33,307	32,520,898

Security	Par (000)	Value

Internet (continued)
1.90%, 08/15/40 (Call 02/15/40)	$19,665	$18,555,564
2.00%, 08/15/26 (Call 05/15/26)	26,432	28,194,607
2.05%, 08/15/50 (Call 02/15/50)(a)	35,798	32,325,655
2.25%, 08/15/60 (Call 02/15/60)	28,837	25,777,103
3.38%, 02/25/24	4,114	4,489,543
Amazon.com Inc.
0.80%, 06/03/25 (Call 05/03/25)	16,338	16,456,679
1.20%, 06/03/27 (Call 04/03/27)	19,695	19,896,850
1.50%, 06/03/30 (Call 03/03/30)	30,218	30,520,274
2.50%, 06/03/50 (Call 12/03/49)	33,841	33,636,384
2.70%, 06/03/60 (Call 12/03/59)	29,139	29,599,752
2.80%, 08/22/24 (Call 06/22/24)	28,694	30,947,612
3.15%, 08/22/27 (Call 05/22/27)	52,473	59,446,751
3.80%, 12/05/24 (Call 09/05/24)(a)	10,256	11,485,359
3.88%, 08/22/37 (Call 02/22/37)(a)	40,150	49,231,794
4.05%, 08/22/47 (Call 02/22/47)	51,758	66,144,550
4.25%, 08/22/57 (Call 02/22/57)	32,731	43,100,004
4.80%, 12/05/34 (Call 06/05/34)	18,988	25,809,025
4.95%, 12/05/44 (Call 06/05/44)	24,021	33,942,576
5.20%, 12/03/25 (Call 09/03/25)(a)	5,051	6,101,591
Booking Holdings Inc.
3.60%, 06/01/26 (Call 03/01/26)(a)	15,561	17,240,538
4.10%, 04/13/25 (Call 03/13/25)(a)	15,318	17,161,572
4.50%, 04/13/27 (Call 02/13/27)	12,007	13,933,191
4.63%, 04/13/30 (Call 01/13/30)	22,538	26,678,028
eBay Inc.
1.90%, 03/11/25 (Call 02/11/25)	11,247	11,652,714
2.70%, 03/11/30 (Call 12/11/29)	10,722	11,229,880
3.45%, 08/01/24 (Call 05/01/24)(a)	13,396	14,567,966
3.60%, 06/05/27 (Call 03/05/27)	16,651	18,545,776
4.00%, 07/15/42 (Call 01/15/42)(a)	13,199	14,501,568
Expedia Group Inc.
3.25%, 02/15/30 (Call 11/15/29)	16,300	15,858,596
3.80%, 02/15/28 (Call 11/15/27)(a)	13,382	13,491,197
4.63%, 08/01/27 (Call 05/01/27)(b)	912	957,600
5.00%, 02/15/26 (Call 11/15/25)	3,566	3,811,163
TD Ameritrade Holding Corp., 3.30%, 04/01/27 (Call 01/01/27)	12,404	13,824,005

		810,632,744

Lodging — 0.3%
Las Vegas Sands Corp.
3.20%, 08/08/24 (Call 07/08/24)	26,192	26,486,424
3.50%, 08/18/26 (Call 06/18/26)(a)	20,132	20,202,228
3.90%, 08/08/29 (Call 05/08/29)	12,128	12,100,460
Marriott International Inc./MD
4.63%, 06/15/30 (Call 03/15/30)	11,548	12,329,664
Series EE, 5.75%, 05/01/25 (Call 04/01/25)	25,826	28,740,981
Series GG, 3.50%, 10/15/32 (Call 07/15/32)	11,608	11,507,359
Series R, 3.13%, 06/15/26 (Call 03/15/26)	13,468	13,417,697
Sands China Ltd.
3.80%, 01/08/26 (Call 12/08/25)(b)	475	483,529
5.13%, 08/08/25 (Call 06/08/25)	6,207	6,677,491
5.40%, 08/08/28 (Call 05/08/28)	15,787	17,129,847

		149,075,680

Machinery — 0.5%
ABB Finance USA Inc.
3.80%, 04/03/28 (Call 01/03/28)(a)	8,792	10,387,073
4.38%, 05/08/42	11,121	14,294,548

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
Caterpillar Financial Services Corp.
1.10%, 09/14/27	$12,307	$12,241,272
2.15%, 11/08/24(a)	14,611	15,418,107
Caterpillar Inc.
2.60%, 04/09/30 (Call 01/09/30)(a)	13,912	15,091,697
3.25%, 09/19/49 (Call 03/19/49)	14,312	15,872,988
3.25%, 04/09/50 (Call 10/09/49)	18,759	20,903,662
3.40%, 05/15/24 (Call 02/15/24)(a)	4,494	4,898,751
3.80%, 08/15/42(a)	22,648	27,532,256
5.20%, 05/27/41(a)	14,513	20,362,722
Deere & Co.
3.75%, 04/15/50 (Call 10/15/49)	14,072	17,466,614
3.90%, 06/09/42 (Call 12/09/41)(a)	13,884	17,315,135
John Deere Capital Corp., 3.45%, 03/13/25(a)	11,841	13,196,895
Otis Worldwide Corp.
2.06%, 04/05/25 (Call 03/05/25)(a)	12,544	13,158,115
2.57%, 02/15/30 (Call 11/15/29)	22,347	23,762,526
3.11%, 02/15/40 (Call 08/15/39)	15,557	16,508,309
Westinghouse Air Brake Technologies Corp.
3.45%, 11/15/26 (Call 08/15/26)	11,467	12,284,327
4.40%, 03/15/24 (Call 02/15/24)(a)	4,524	4,932,339
4.95%, 09/15/28 (Call 06/15/28)	20,898	24,080,431

		299,707,767

Manufacturing — 0.9%
3M Co.
2.00%, 02/14/25 (Call 01/14/25)(a)	9,275	9,782,303
2.38%, 08/26/29 (Call 05/26/29)(a)	14,733	15,754,620
2.88%, 10/15/27 (Call 07/15/27)	13,730	15,161,896
3.25%, 02/14/24 (Call 01/14/24)(a)	12,817	13,897,072
3.25%, 08/26/49 (Call 02/26/49)(a)	15,426	17,131,991
3.38%, 03/01/29 (Call 12/01/28)(a)	12,377	14,137,427
4.00%, 09/14/48 (Call 03/14/48)(a)	17,252	21,449,308
Eaton Corp., 4.15%, 11/02/42(a)	15,425	18,781,954
General Electric Co.
3.45%, 05/01/27 (Call 03/01/27)	15,235	16,127,177
3.63%, 05/01/30 (Call 02/01/30)(a)	20,165	21,242,351
4.13%, 10/09/42(a)	13,160	13,556,067
4.25%, 05/01/40 (Call 11/01/39)(a)	23,509	24,770,698
4.35%, 05/01/50 (Call 11/01/49)	50,411	53,548,172
4.50%, 03/11/44	12,822	13,825,157
5.88%, 01/14/38	44,679	53,853,288
6.15%, 08/07/37	15,919	19,477,973
6.75%, 03/15/32	45,372	58,088,528
6.88%, 01/10/39	31,162	41,145,426
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)	20,074	22,129,197
3.90%, 09/01/42 (Call 03/01/42)(a)	13,379	16,230,205
Parker-Hannifin Corp.
3.25%, 06/14/29 (Call 03/14/29)(a)	15,918	17,839,624
4.00%, 06/14/49 (Call 12/14/48)(a)	10,525	12,359,846
Trane Technologies Luxembourg Finance SA, 3.80%, 03/21/29 (Call 12/21/28)(a)	16,750	19,521,522

		529,811,802

Media — 5.2%
Charter Communications Operating LLC/Charter Communications Operating Capital
2.80%, 04/01/31 (Call 01/01/31)	23,399	24,228,860
3.70%, 04/01/51 (Call 10/01/50)(a)	17,997	17,500,731
3.75%, 02/15/28 (Call 11/15/27)	11,844	13,040,782

Security	Par (000)	Value

Media (continued)
4.20%, 03/15/28 (Call 12/15/27)	$21,965	$24,786,912
4.50%, 02/01/24 (Call 01/01/24)	11,986	13,252,227
4.80%, 03/01/50 (Call 09/01/49)	35,788	40,736,396
4.91%, 07/23/25 (Call 04/23/25)	69,264	79,690,663
5.05%, 03/30/29 (Call 12/30/28)	21,598	25,719,222
5.13%, 07/01/49 (Call 01/01/49)	19,618	22,804,450
5.38%, 04/01/38 (Call 10/01/37)	11,625	13,887,432
5.38%, 05/01/47 (Call 11/01/46)	38,160	45,537,152
5.75%, 04/01/48 (Call 10/01/47)	36,999	45,919,433
6.38%, 10/23/35 (Call 04/23/35)	30,280	40,854,651
6.48%, 10/23/45 (Call 04/23/45)	51,753	69,756,860
Comcast Corp.
1.50%, 02/15/31 (Call 11/15/30)	24,894	24,294,931
1.95%, 01/15/31 (Call 10/15/30)	24,611	24,968,832
2.35%, 01/15/27 (Call 10/15/26)	24,034	25,615,851
2.45%, 08/15/52 (Call 02/15/52)	22,127	20,308,641
2.65%, 02/01/30 (Call 11/01/29)	26,444	28,450,388
2.65%, 08/15/62 (Call 02/15/62)	16,045	15,100,259
2.80%, 01/15/51 (Call 07/15/50)(a)	21,777	21,538,420
3.00%, 02/01/24 (Call 01/01/24)(a)	10,604	11,390,196
3.10%, 04/01/25 (Call 03/01/25)	13,145	14,431,811
3.15%, 03/01/26 (Call 12/01/25)	38,066	42,282,575
3.15%, 02/15/28 (Call 11/15/27)	28,722	31,995,811
3.20%, 07/15/36 (Call 01/15/36)(a)	6,216	6,908,308
3.25%, 11/01/39 (Call 05/01/39)	18,579	20,426,724
3.30%, 02/01/27 (Call 11/01/26)	21,513	24,068,065
3.30%, 04/01/27 (Call 02/01/27)	12,923	14,504,200
3.38%, 02/15/25 (Call 11/15/24)(a)	15,376	16,977,738
3.38%, 08/15/25 (Call 05/15/25)(a)	25,046	27,905,407
3.40%, 04/01/30 (Call 01/01/30)	28,186	32,133,613
3.40%, 07/15/46 (Call 01/15/46)	21,730	23,851,180
3.45%, 02/01/50 (Call 08/01/49)(a)	27,391	30,534,030
3.55%, 05/01/28 (Call 02/01/28)(a)	16,813	19,240,380
3.60%, 03/01/24(a)	3,593	3,945,580
3.70%, 04/15/24 (Call 03/15/24)(a)	32,335	35,606,226
3.75%, 04/01/40 (Call 10/01/39)	23,540	27,425,060
3.90%, 03/01/38 (Call 09/01/37)(a)	18,401	21,641,434
3.95%, 10/15/25 (Call 08/15/25)	43,940	50,285,125
3.97%, 11/01/47 (Call 05/01/47)(a)	30,317	36,286,354
4.00%, 08/15/47 (Call 02/15/47)	13,763	16,463,034
4.00%, 03/01/48 (Call 09/01/47)	16,282	19,523,245
4.00%, 11/01/49 (Call 05/01/49)	30,818	37,109,892
4.05%, 11/01/52 (Call 05/01/52)(a)	22,359	27,385,688
4.15%, 10/15/28 (Call 07/15/28)	56,209	66,903,442
4.20%, 08/15/34 (Call 02/15/34)	12,997	15,935,275
4.25%, 10/15/30 (Call 07/15/30)	24,684	30,147,433
4.25%, 01/15/33	28,181	34,576,892
4.40%, 08/15/35 (Call 02/15/35)	11,946	14,934,427
4.60%, 10/15/38 (Call 04/15/38)	41,946	53,221,349
4.60%, 08/15/45 (Call 02/15/45)(a)	25,019	31,906,420
4.65%, 07/15/42	19,122	24,677,322
4.70%, 10/15/48 (Call 04/15/48)(a)	56,415	75,101,177
4.75%, 03/01/44	15,454	20,158,680
4.95%, 10/15/58 (Call 04/15/58)(a)	33,942	48,733,323
5.65%, 06/15/35	11,698	16,338,147
6.45%, 03/15/37	10,083	14,975,217
6.50%, 11/15/35(a)	15,890	23,997,409
6.95%, 08/15/37(a)	10,273	16,105,343
7.05%, 03/15/33(a)	12,579	19,005,349

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Discovery Communications LLC
3.63%, 05/15/30 (Call 02/15/30)	$8,142	$8,999,754
3.95%, 03/20/28 (Call 12/20/27)(a)	31,042	34,914,036
4.00%, 09/15/55 (Call 03/15/55)(a)(b)	42,446	43,061,696
4.13%, 05/15/29 (Call 02/15/29)(a)	8,304	9,457,225
4.65%, 05/15/50 (Call 11/15/49)(a)	11,065	12,467,701
5.20%, 09/20/47 (Call 03/20/47)(a)	16,723	19,864,926
5.30%, 05/15/49 (Call 11/15/48)(a)	7,232	8,685,426
Fox Corp.
4.03%, 01/25/24 (Call 12/25/23)	5,021	5,505,708
4.71%, 01/25/29 (Call 10/25/28)	31,199	37,071,656
5.48%, 01/25/39 (Call 07/25/38)(a)	19,093	25,401,331
5.58%, 01/25/49 (Call 07/25/48)(a)	23,743	32,400,735
NBCUniversal Media LLC
4.45%, 01/15/43	16,074	20,241,607
5.95%, 04/01/41	18,339	27,129,526
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)(a)	16,377	17,692,094
5.50%, 09/01/41 (Call 03/01/41)(a)	19,569	23,523,617
5.88%, 11/15/40 (Call 05/15/40)(a)	16,426	20,305,632
6.55%, 05/01/37	21,388	28,147,207
6.75%, 06/15/39	22,850	30,647,800
7.30%, 07/01/38(a)	22,524	31,420,723
Time Warner Entertainment Co. LP, 8.38%, 07/15/33	18,625	28,295,061
TWDC Enterprises 18 Corp.
1.85%, 07/30/26(a)	18,732	19,604,036
2.95%, 06/15/27(a)	13,623	14,913,497
3.00%, 02/13/26	16,454	18,177,871
3.15%, 09/17/25	11,198	12,412,630
4.13%, 06/01/44	14,951	17,983,501
ViacomCBS Inc.
4.00%, 01/15/26 (Call 10/15/25)(a)	14,150	15,908,720
4.20%, 05/19/32 (Call 02/19/32)(a)	21,317	24,555,187
4.38%, 03/15/43(a)	18,988	20,532,757
4.75%, 05/15/25 (Call 04/15/25)(a)	22,486	25,770,130
4.95%, 01/15/31 (Call 10/15/30)(a)	15,813	19,144,138
4.95%, 05/19/50 (Call 11/19/49)(a)	17,656	20,816,616
5.85%, 09/01/43 (Call 03/01/43)(a)	17,722	22,225,858
6.88%, 04/30/36	18,216	24,894,933
7.88%, 07/30/30(a)	12,900	18,533,402
Walt Disney Co. (The)
1.75%, 08/30/24 (Call 07/30/24)	15,899	16,492,583
1.75%, 01/13/26	28,700	29,797,855
2.00%, 09/01/29 (Call 06/01/29)	30,529	31,268,425
2.20%, 01/13/28	16,431	17,208,083
2.65%, 01/13/31(a)	36,008	38,622,404
2.75%, 09/01/49 (Call 03/01/49)(a)	21,584	20,789,728
3.35%, 03/24/25(a)	26,826	29,692,769
3.50%, 05/13/40 (Call 11/13/39)(a)	25,784	28,682,351
3.60%, 01/13/51 (Call 07/13/50)	39,955	44,368,289
3.80%, 03/22/30(a)	18,451	21,631,284
3.80%, 05/13/60 (Call 11/13/59)	21,952	25,224,069
4.63%, 03/23/40 (Call 09/23/39)	11,749	14,788,277
4.70%, 03/23/50 (Call 09/23/49)(a)	25,048	32,792,679
6.20%, 12/15/34	15,984	23,259,445
6.40%, 12/15/35	16,054	24,002,970
6.65%, 11/15/37	18,648	27,906,320

		2,904,266,242

Security	Par (000)	Value

Metal Fabricate & Hardware — 0.0%
Precision Castparts Corp., 3.25%, 06/15/25 (Call 03/15/25)(a)	$12,322	$13,610,564

Mining — 0.5%
Barrick Gold Corp., 5.25%, 04/01/42(a)	11,223	15,193,340
Barrick North America Finance LLC
5.70%, 05/30/41	13,636	19,045,677
5.75%, 05/01/43(a)	12,848	18,473,211
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	11,849	16,671,938
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42(a)	15,178	18,696,567
5.00%, 09/30/43	36,548	50,396,180
Newmont Corp.
2.25%, 10/01/30 (Call 07/01/30)	17,937	18,497,111
3.70%, 03/15/23 (Call 12/15/22)	69	72,878
4.88%, 03/15/42 (Call 09/15/41)(a)	14,242	18,782,100
6.25%, 10/01/39	14,090	20,542,641
Rio Tinto Alcan Inc., 6.13%, 12/15/33(a)	9,562	13,740,756
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25 (Call 03/15/25)(a)	14,852	16,688,364
5.20%, 11/02/40	20,093	28,089,154
7.13%, 07/15/28	11,276	15,787,785
Rio Tinto Finance USA PLC, 4.13%, 08/21/42 (Call 02/21/42)	11,119	13,876,361

		284,554,063

Oil & Gas — 4.8%
BP Capital Markets America Inc.
1.75%, 08/10/30 (Call 05/10/30)(a)	11,281	10,999,194
2.77%, 11/10/50 (Call 05/10/50)(a)	21,554	19,350,647
3.00%, 02/24/50 (Call 08/24/49)	30,363	28,406,272
3.02%, 01/16/27 (Call 10/16/26)	18,210	19,646,163
3.12%, 05/04/26 (Call 02/04/26)	26,300	28,773,578
3.19%, 04/06/25 (Call 03/06/25)(a)	8,856	9,667,607
3.22%, 11/28/23 (Call 09/28/23)	5,367	5,749,514
3.22%, 04/14/24 (Call 02/14/24)	4,738	5,091,181
3.41%, 02/11/26 (Call 12/11/25)(a)	17,115	18,970,025
3.63%, 04/06/30 (Call 01/06/30)	19,119	21,560,462
3.79%, 02/06/24 (Call 01/06/24)	15,671	17,071,550
3.80%, 09/21/25 (Call 07/21/25)	20,272	22,793,752
3.94%, 09/21/28 (Call 06/21/28)	13,744	15,740,174
4.23%, 11/06/28 (Call 08/06/28)	33,659	39,132,546
BP Capital Markets PLC
3.28%, 09/19/27 (Call 06/19/27)(a)	22,414	24,546,298
3.51%, 03/17/25(a)	14,855	16,438,744
3.54%, 11/04/24(a)	17,965	19,754,927
3.72%, 11/28/28 (Call 08/28/28)	11,973	13,530,393
3.81%, 02/10/24	10,409	11,380,611
Canadian Natural Resources Ltd.
3.85%, 06/01/27 (Call 03/01/27)	18,725	19,768,758
4.95%, 06/01/47 (Call 12/01/46)	10,474	11,110,588
6.25%, 03/15/38	17,950	20,813,989
Chevron Corp.
1.55%, 05/11/25 (Call 04/11/25)	34,302	35,399,616
2.00%, 05/11/27 (Call 03/11/27)	15,065	15,786,751
2.24%, 05/11/30 (Call 02/11/30)(a)	24,440	25,599,727
2.90%, 03/03/24 (Call 01/03/24)	5,906	6,314,523
2.95%, 05/16/26 (Call 02/16/26)	23,578	26,021,494
3.08%, 05/11/50 (Call 11/11/49)(a)	15,721	16,266,148
3.33%, 11/17/25 (Call 08/17/25)(a)	12,032	13,423,869

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Chevron USA Inc.
0.69%, 08/12/25 (Call 07/12/25)(a)	$9,640	$9,584,407
1.02%, 08/12/27 (Call 06/12/27)	11,881	11,723,422
2.34%, 08/12/50 (Call 02/12/50)	10,360	9,372,067
Cimarex Energy Co.
3.90%, 05/15/27 (Call 02/15/27)	9,822	10,322,136
4.38%, 06/01/24 (Call 03/01/24)	12,537	13,401,050
Concho Resources Inc.
3.75%, 10/01/27 (Call 07/01/27)	15,990	17,716,547
4.30%, 08/15/28 (Call 05/15/28)	15,187	17,420,848
4.88%, 10/01/47 (Call 04/01/47)	12,145	14,785,396
ConocoPhillips, 6.50%, 02/01/39	40,306	57,485,864
ConocoPhillips Co.
4.30%, 11/15/44 (Call 05/15/44)	11,515	13,372,776
4.95%, 03/15/26 (Call 12/15/25)	16,705	19,855,615
6.95%, 04/15/29	24,183	33,064,751
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)	10,848	10,037,270
5.00%, 06/15/45 (Call 12/15/44)	10,727	10,324,194
5.60%, 07/15/41 (Call 01/15/41)	19,046	19,598,700
Diamondback Energy Inc.
2.88%, 12/01/24 (Call 11/01/24)(a)	14,590	14,773,834
3.25%, 12/01/26 (Call 10/01/26)	12,884	13,159,040
3.50%, 12/01/29 (Call 09/01/29)	17,691	17,602,545
5.38%, 05/31/25 (Call 11/30/20)	4,478	4,633,387
EOG Resources Inc.
4.15%, 01/15/26 (Call 10/15/25)	6,810	7,811,344
4.38%, 04/15/30 (Call 01/15/30)(a)	7,231	8,513,997
4.95%, 04/15/50 (Call 10/15/49)(a)	12,714	15,832,776
Equinor ASA
1.75%, 01/22/26 (Call 12/22/25)(a)	2,048	2,117,204
2.38%, 05/22/30 (Call 02/22/30)(a)	4,815	5,013,061
2.65%, 01/15/24	16,943	17,962,211
2.88%, 04/06/25 (Call 03/06/25)	3,735	4,033,832
3.13%, 04/06/30 (Call 01/06/30)	2,910	3,208,667
3.25%, 11/18/49 (Call 05/18/49)	19,209	19,708,140
3.63%, 09/10/28 (Call 06/10/28)(a)	11,930	13,794,207
3.70%, 03/01/24(a)	18,673	20,488,357
3.70%, 04/06/50 (Call 10/06/49)	7,497	8,340,419
3.95%, 05/15/43	13,783	15,589,841
4.80%, 11/08/43	13,332	16,949,200
5.10%, 08/17/40	10,875	14,262,046
Exxon Mobil Corp.
2.02%, 08/16/24 (Call 07/16/24)	19,350	20,235,059
2.28%, 08/16/26 (Call 06/16/26)	24,436	26,120,740
2.44%, 08/16/29 (Call 05/16/29)	22,569	23,806,224
2.61%, 10/15/30 (Call 07/15/30)(a)	28,281	29,888,871
2.71%, 03/06/25 (Call 12/06/24)	29,237	31,391,390
2.99%, 03/19/25 (Call 02/19/25)	28,905	31,459,384
3.00%, 08/16/39 (Call 02/16/39)	9,205	9,400,071
3.04%, 03/01/26 (Call 12/01/25)	39,423	43,442,553
3.10%, 08/16/49 (Call 02/16/49)	21,464	21,148,745
3.18%, 03/15/24 (Call 12/15/23)	2,973	3,197,826
3.29%, 03/19/27 (Call 01/19/27)	12,953	14,410,821
3.45%, 04/15/51 (Call 10/15/50)(a)	36,709	38,423,615
3.48%, 03/19/30 (Call 12/19/29)(a)	36,293	41,017,949
3.57%, 03/06/45 (Call 09/06/44)	15,584	16,531,049
4.11%, 03/01/46 (Call 09/01/45)	38,700	44,256,345
4.23%, 03/19/40 (Call 09/19/39)	28,109	33,267,735
4.33%, 03/19/50 (Call 09/19/49)	44,911	53,662,721

Security	Par (000)	Value

Oil & Gas (continued)
Hess Corp.
4.30%, 04/01/27 (Call 01/01/27)	$16,140	$16,650,971
5.60%, 02/15/41(a)	17,807	19,066,511
6.00%, 01/15/40	12,329	13,604,689
Husky Energy Inc.
4.00%, 04/15/24 (Call 01/15/24)	6,180	6,369,428
4.40%, 04/15/29 (Call 01/15/29)	11,732	11,921,718
Marathon Oil Corp.
3.85%, 06/01/25 (Call 03/01/25)	13,988	14,380,829
4.40%, 07/15/27 (Call 04/15/27)	17,184	17,268,717
6.60%, 10/01/37	10,630	10,889,564
Marathon Petroleum Corp.
3.63%, 09/15/24 (Call 06/15/24)	6,712	7,108,040
4.70%, 05/01/25 (Call 04/01/25)	15,158	16,799,786
4.75%, 09/15/44 (Call 03/15/44)	14,257	14,013,727
6.50%, 03/01/41 (Call 09/01/40)	15,840	18,394,273
Noble Energy Inc.
5.05%, 11/15/44 (Call 05/15/44)	12,947	16,750,022
5.25%, 11/15/43 (Call 05/15/43)	13,442	17,900,012
6.00%, 03/01/41 (Call 09/01/40)	13,875	19,446,541
Phillips 66
2.15%, 12/15/30 (Call 09/15/30)(a)	12,352	11,557,498
3.90%, 03/15/28 (Call 12/15/27)	13,572	14,863,741
4.65%, 11/15/34 (Call 05/15/34)(a)	15,254	17,090,740
4.88%, 11/15/44 (Call 05/15/44)	25,491	27,547,435
5.88%, 05/01/42	21,327	26,428,570
Shell International Finance BV
2.00%, 11/07/24 (Call 10/07/24)(a)	16,270	17,043,900
2.38%, 04/06/25 (Call 03/06/25)(a)	23,325	24,834,288
2.38%, 11/07/29 (Call 08/07/29)(a)	21,259	22,310,128
2.50%, 09/12/26(a)	18,220	19,706,892
2.75%, 04/06/30 (Call 01/06/30)(a)	13,828	14,908,376
2.88%, 05/10/26	28,918	31,774,089
3.13%, 11/07/49 (Call 05/07/49)(a)	18,882	18,938,452
3.25%, 05/11/25	44,144	48,744,873
3.25%, 04/06/50 (Call 10/06/49)(a)	27,312	28,142,430
3.50%, 11/13/23 (Call 10/13/23)	2,458	2,670,464
3.75%, 09/12/46	19,290	21,150,769
3.88%, 11/13/28 (Call 08/13/28)(a)	23,114	26,731,216
4.00%, 05/10/46(a)	33,457	38,095,458
4.13%, 05/11/35	24,886	29,672,300
4.38%, 05/11/45	43,129	51,336,397
4.55%, 08/12/43	18,771	22,826,580
5.50%, 03/25/40(a)	8,421	11,516,064
6.38%, 12/15/38(a)	43,192	63,724,963
Suncor Energy Inc.
3.60%, 12/01/24 (Call 09/01/24)	12,002	13,013,893
4.00%, 11/15/47 (Call 05/15/47)	8,702	8,594,695
6.50%, 06/15/38	17,225	21,522,179
6.80%, 05/15/38	15,159	19,146,866
6.85%, 06/01/39	11,272	14,379,964
Total Capital International SA
2.43%, 01/10/25 (Call 10/10/24)	18,863	20,005,585
2.83%, 01/10/30 (Call 10/10/29)(a)	20,377	22,227,258
2.99%, 06/29/41 (Call 12/29/40)(a)	12,402	12,627,492
3.13%, 05/29/50 (Call 11/29/49)	37,808	37,719,310
3.39%, 06/29/60 (Call 12/29/59)(a)	4,618	4,693,048
3.45%, 02/19/29 (Call 11/19/28)	19,100	21,648,381
3.46%, 07/12/49 (Call 01/12/49)	15,308	16,260,678
3.70%, 01/15/24	3,315	3,622,748

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
3.75%, 04/10/24(a)	$17,477	$19,307,840
Total Capital SA, 3.88%, 10/11/28	15,762	18,393,214
Valero Energy Corp.
2.85%, 04/15/25 (Call 03/15/25)(a)	6,984	7,168,528
3.40%, 09/15/26 (Call 06/15/26)	19,401	20,379,359
4.00%, 04/01/29 (Call 01/01/29)(a)	16,273	16,919,456
4.35%, 06/01/28 (Call 03/01/28)	9,013	9,659,150
6.63%, 06/15/37	22,603	26,406,811
7.50%, 04/15/32	12,355	15,995,218

		2,674,501,474

Oil & Gas Services — 0.4%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc.
3.34%, 12/15/27 (Call 09/15/27)(a)	21,902	23,456,440
4.08%, 12/15/47 (Call 06/15/47)	21,020	20,886,439
Baker Hughes Holdings LLC, 5.13%, 09/15/40	14,795	17,292,926
Halliburton Co.
2.92%, 03/01/30 (Call 12/01/29)(a)	10,973	10,638,426
3.80%, 11/15/25 (Call 08/15/25)	16,422	17,772,823
4.75%, 08/01/43 (Call 02/01/43)	14,319	13,714,674
4.85%, 11/15/35 (Call 05/15/35)	15,946	16,672,366
5.00%, 11/15/45 (Call 05/15/45)(a)	27,065	26,745,552
6.70%, 09/15/38	11,482	13,431,092
7.45%, 09/15/39	15,730	19,580,723
Schlumberger Investment SA
2.65%, 06/26/30 (Call 03/26/30)(a)	17,185	17,261,157
3.65%, 12/01/23 (Call 09/01/23)(a)	16,084	17,298,808

		214,751,426

Packaging & Containers — 0.0%
WRKCo Inc.
4.65%, 03/15/26 (Call 01/15/26)(a)	12,781	14,997,408
4.90%, 03/15/29 (Call 12/15/28)	13,657	16,444,782

		31,442,190

Pharmaceuticals — 8.6%
AbbVie Inc.
2.60%, 11/21/24 (Call 10/21/24)(b)	53,107	56,476,390
2.95%, 11/21/26 (Call 09/21/26)(b)	59,438	64,934,951
3.20%, 05/14/26 (Call 02/14/26)	30,574	33,631,412
3.20%, 11/21/29 (Call 08/21/29)(a)(b)	80,113	88,046,254
3.60%, 05/14/25 (Call 02/14/25)(a)	49,856	55,178,417
3.75%, 11/14/23 (Call 10/14/23)(a)	4,190	4,562,952
3.80%, 03/15/25 (Call 12/15/24)(b)	46,131	51,159,265
3.85%, 06/15/24 (Call 03/15/24)(b)	2,937	3,215,594
4.05%, 11/21/39 (Call 05/21/39)(b)	54,486	62,219,977
4.25%, 11/14/28 (Call 08/14/28)(a)	24,640	29,025,353
4.25%, 11/21/49 (Call 05/21/49)(a)(b)	80,685	94,173,741
4.30%, 05/14/36 (Call 11/14/35)(a)	13,919	16,459,141
4.40%, 11/06/42	39,365	46,414,898
4.45%, 05/14/46 (Call 11/14/45)(a)	35,252	41,803,514
4.50%, 05/14/35 (Call 11/14/34)	37,679	45,735,528
4.55%, 03/15/35 (Call 09/15/34)(b)	24,603	29,948,398
4.70%, 05/14/45 (Call 11/14/44)	40,224	48,775,268
4.75%, 03/15/45 (Call 09/15/44)(b)	11,691	14,224,154
4.85%, 06/15/44 (Call 12/15/43)(b)	15,389	18,937,002
4.88%, 11/14/48 (Call 05/14/48)(a)	25,948	32,698,162
AmerisourceBergen Corp., 3.45%, 12/15/27 (Call 09/15/27)(a)	12,975	14,681,277
AstraZeneca PLC
0.70%, 04/08/26 (Call 03/08/26)(a)	20,044	19,779,076

Security	Par (000)	Value

Pharmaceuticals (continued)
1.38%, 08/06/30 (Call 05/06/30)(a)	$16,297	$15,814,896
3.13%, 06/12/27 (Call 03/12/27)(a)	12,660	14,022,495
3.38%, 11/16/25	31,963	35,870,598
4.00%, 01/17/29 (Call 10/17/28)	15,549	18,318,204
4.00%, 09/18/42(a)	15,721	19,043,022
4.38%, 11/16/45(a)	15,860	20,405,968
4.38%, 08/17/48 (Call 02/17/48)	10,045	13,128,700
6.45%, 09/15/37(a)	39,305	59,050,162
Becton Dickinson and Co.
2.82%, 05/20/30 (Call 02/20/30)	13,584	14,496,194
3.36%, 06/06/24 (Call 04/06/24)	21,551	23,235,833
3.70%, 06/06/27 (Call 03/06/27)	24,491	27,684,565
3.73%, 12/15/24 (Call 09/15/24)(a)	23,952	26,396,673
3.79%, 05/20/50 (Call 11/20/49)(a)	11,101	12,312,689
4.67%, 06/06/47 (Call 12/06/46)	24,558	30,150,986
4.69%, 12/15/44 (Call 06/15/44)	13,334	16,219,672
Bristol-Myers Squibb Co.
2.90%, 07/26/24 (Call 06/26/24)	40,827	44,143,692
3.20%, 06/15/26 (Call 04/15/26)	41,585	46,553,526
3.25%, 02/27/27(a)	3,067	3,453,487
3.40%, 07/26/29 (Call 04/26/29)	53,396	61,605,032
3.45%, 11/15/27 (Call 08/15/27)	12,463	14,204,754
3.63%, 05/15/24 (Call 02/15/24)(a)	7,519	8,237,622
3.88%, 08/15/25 (Call 05/15/25)	37,562	42,723,766
3.90%, 02/20/28 (Call 11/20/27)	22,432	25,981,285
4.13%, 06/15/39 (Call 12/15/38)	28,990	35,918,830
4.25%, 10/26/49 (Call 04/26/49)	53,807	68,761,994
4.35%, 11/15/47 (Call 05/15/47)	20,095	25,688,564
4.55%, 02/20/48 (Call 08/20/47)(a)	21,941	28,879,464
4.63%, 05/15/44 (Call 11/15/43)	14,386	18,665,101
5.00%, 08/15/45 (Call 02/15/45)(b)	1	687
5.00%, 08/15/45 (Call 02/15/45)	27,707	38,124,034
Cardinal Health Inc.
3.08%, 06/15/24 (Call 04/15/24)(a)	15,494	16,653,520
3.41%, 06/15/27 (Call 03/15/27)(a)	20,411	22,561,552
Cigna Corp.
2.40%, 03/15/30 (Call 12/15/29)(a)	25,046	26,014,647
3.20%, 03/15/40 (Call 09/15/39)	3,928	4,103,344
3.25%, 04/15/25 (Call 01/15/25)	19,279	21,097,351
3.40%, 03/01/27 (Call 12/01/26)	21,562	24,050,859
3.40%, 03/15/50 (Call 09/15/49)	23,342	24,498,736
3.75%, 07/15/23 (Call 06/15/23)	12,968	14,029,802
3.88%, 10/15/47 (Call 04/15/47)	12,465	13,821,994
4.13%, 11/15/25 (Call 09/15/25)	32,945	37,641,534
4.38%, 10/15/28 (Call 07/15/28)(a)	57,275	67,655,418
4.50%, 02/25/26 (Call 11/27/25)	25,172	29,264,864
4.80%, 08/15/38 (Call 02/15/38)(a)	34,058	42,348,650
4.80%, 07/15/46 (Call 01/16/46)	18,100	22,647,500
4.90%, 12/15/48 (Call 06/15/48)	46,239	59,686,633
CVS Health Corp.
1.30%, 08/21/27 (Call 06/21/27)	17,416	17,145,134
1.75%, 08/21/30 (Call 05/21/30)	20,518	19,939,967
2.63%, 08/15/24 (Call 07/15/24)(a)	18,344	19,563,949
2.70%, 08/21/40 (Call 02/21/40)(a)	19,052	18,111,694
2.88%, 06/01/26 (Call 03/01/26)(a)	23,424	25,395,978
3.00%, 08/15/26 (Call 06/15/26)(a)	14,272	15,527,979
3.25%, 08/15/29 (Call 05/15/29)	27,853	30,479,922
3.63%, 04/01/27 (Call 02/01/27)	12,141	13,588,187
3.75%, 04/01/30 (Call 01/01/30)	23,613	26,807,877
3.88%, 07/20/25 (Call 04/20/25)(a)	43,240	48,499,186

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
4.10%, 03/25/25 (Call 01/25/25)(a)	$20,159	$22,705,509
4.13%, 04/01/40 (Call 10/01/39)	17,923	20,299,307
4.25%, 04/01/50 (Call 10/01/49)	11,479	13,443,554
4.30%, 03/25/28 (Call 12/25/27)	125,452	145,128,757
4.78%, 03/25/38 (Call 09/25/37)	70,708	85,318,352
5.05%, 03/25/48 (Call 09/25/47)(a)	115,461	146,436,519
5.13%, 07/20/45 (Call 01/20/45)(a)	51,870	65,462,534
5.30%, 12/05/43 (Call 06/05/43)	11,431	14,568,427
Eli Lilly & Co.
2.25%, 05/15/50 (Call 11/15/49)	10,858	10,087,533
2.50%, 09/15/60 (Call 03/15/60)	14,770	13,821,420
3.38%, 03/15/29 (Call 12/15/28)(a)	20,288	23,324,142
3.95%, 03/15/49 (Call 09/15/48)	23,588	29,095,135
4.15%, 03/15/59 (Call 09/15/58)	15,093	19,337,704
GlaxoSmithKline Capital Inc.
3.63%, 05/15/25(a)	21,548	24,305,523
3.88%, 05/15/28	20,267	23,825,054
6.38%, 05/15/38(a)	42,246	64,249,453
GlaxoSmithKline Capital PLC
3.00%, 06/01/24 (Call 05/01/24)(a)	12,188	13,151,262
3.38%, 06/01/29 (Call 03/01/29)(a)	15,625	17,824,373
Johnson & Johnson
0.55%, 09/01/25 (Call 08/01/25)	3,819	3,819,202
0.95%, 09/01/27 (Call 07/01/27)(a)	8,692	8,662,761
1.30%, 09/01/30 (Call 06/01/30)(a)	14,790	14,712,663
2.10%, 09/01/40 (Call 03/01/40)	17,071	16,710,549
2.25%, 09/01/50 (Call 03/01/50)	16,684	16,117,058
2.45%, 03/01/26 (Call 12/01/25)	30,300	32,840,561
2.45%, 09/01/60 (Call 03/01/60)	18,949	18,360,569
2.63%, 01/15/25 (Call 11/15/24)	7,192	7,781,259
2.90%, 01/15/28 (Call 10/15/27)(a)	23,223	26,056,821
2.95%, 03/03/27 (Call 12/03/26)(a)	11,544	12,838,916
3.38%, 12/05/23(a)	3,003	3,282,252
3.40%, 01/15/38 (Call 07/15/37)	12,913	15,115,816
3.50%, 01/15/48 (Call 07/15/47)(a)	12,163	14,684,827
3.55%, 03/01/36 (Call 09/01/35)(a)	15,310	18,267,915
3.63%, 03/03/37 (Call 09/03/36)(a)	24,381	29,264,882
3.70%, 03/01/46 (Call 09/01/45)(a)	31,928	39,483,512
3.75%, 03/03/47 (Call 09/03/46)	13,501	16,855,395
4.38%, 12/05/33 (Call 06/05/33)	17,357	22,666,978
5.95%, 08/15/37(a)	13,414	20,324,783
Mead Johnson Nutrition Co., 4.13%, 11/15/25 (Call 08/15/25)	10,656	12,260,319
Merck & Co. Inc.
0.75%, 02/24/26 (Call 01/24/26)(a)	8,531	8,506,827
1.45%, 06/24/30 (Call 03/24/30)	20,892	20,929,067
2.35%, 06/24/40 (Call 12/24/39)	17,073	17,126,380
2.45%, 06/24/50 (Call 12/24/49)(a)	19,396	19,222,165
2.75%, 02/10/25 (Call 11/10/24)	36,797	39,897,202
2.90%, 03/07/24 (Call 02/07/24)	4,522	4,886,467
3.40%, 03/07/29 (Call 12/07/28)(a)	28,660	33,139,693
3.70%, 02/10/45 (Call 08/10/44)	30,336	35,956,323
3.90%, 03/07/39 (Call 09/07/38)	9,225	11,278,609
4.00%, 03/07/49 (Call 09/07/48)	22,418	28,263,426
4.15%, 05/18/43	20,135	25,217,851
Mylan Inc.
4.55%, 04/15/28 (Call 01/15/28)	11,451	13,295,424
5.20%, 04/15/48 (Call 10/15/47)(a)	11,349	14,048,152

Security	Par (000)	Value

Pharmaceuticals (continued)
Mylan NV
3.95%, 06/15/26 (Call 03/15/26)(a)	$34,250	$38,577,436
5.25%, 06/15/46 (Call 12/15/45)(a)	15,065	18,624,427
Novartis Capital Corp.
1.75%, 02/14/25 (Call 01/14/25)	22,722	23,756,705
2.00%, 02/14/27 (Call 12/14/26)(a)	25,649	27,015,733
2.20%, 08/14/30 (Call 05/14/30)(a)	27,461	29,164,628
2.75%, 08/14/50 (Call 02/14/50)(a)	19,965	21,021,210
3.00%, 11/20/25 (Call 08/20/25)	26,432	29,220,010
3.10%, 05/17/27 (Call 02/17/27)	15,240	17,008,145
3.40%, 05/06/24	27,836	30,538,628
4.00%, 11/20/45 (Call 05/20/45)	11,924	15,125,782
4.40%, 05/06/44	28,576	38,133,055
Perrigo Finance Unlimited Co., 3.15%, 06/15/30 (Call 03/15/30)(a)	11,074	11,408,484
Pfizer Inc.
0.80%, 05/28/25 (Call 04/28/25)	12,117	12,146,858
1.70%, 05/28/30 (Call 02/28/30)	12,009	12,295,613
2.55%, 05/28/40 (Call 11/28/39)	10,702	11,006,808
2.63%, 04/01/30 (Call 01/01/30)	19,195	21,110,991
2.70%, 05/28/50 (Call 11/28/49)(a)	14,265	14,563,378
2.75%, 06/03/26	22,286	24,584,315
2.95%, 03/15/24 (Call 02/15/24)	5,032	5,412,683
3.00%, 12/15/26(a)	23,262	26,181,151
3.40%, 05/15/24(a)	5,922	6,495,494
3.45%, 03/15/29 (Call 12/15/28)(a)	23,210	27,009,273
3.60%, 09/15/28 (Call 06/15/28)	16,457	19,229,001
3.90%, 03/15/39 (Call 09/15/38)	11,221	13,515,321
4.00%, 12/15/36	14,458	17,827,013
4.00%, 03/15/49 (Call 09/15/48)	19,382	24,322,270
4.13%, 12/15/46(a)	18,675	23,616,310
4.20%, 09/15/48 (Call 03/15/48)	15,107	19,379,587
4.30%, 06/15/43	12,386	15,745,447
4.40%, 05/15/44(a)	13,973	18,171,216
7.20%, 03/15/39	38,468	63,685,209
Sanofi, 3.63%, 06/19/28 (Call 03/19/28)	6,537	7,576,276
Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/26 (Call 06/23/26)	45,281	50,315,717
Takeda Pharmaceutical Co. Ltd.
2.05%, 03/31/30 (Call 12/31/29)(a)	40,101	40,285,641
3.03%, 07/09/40 (Call 01/09/40)(a)	28,150	28,800,364
3.18%, 07/09/50 (Call 01/09/50)(a)	29,943	30,300,768
3.38%, 07/09/60 (Call 01/09/60)(a)	10,021	10,406,126
4.40%, 11/26/23 (Call 10/26/23)	10,571	11,728,301
5.00%, 11/26/28 (Call 08/26/28)	29,958	36,797,507
Upjohn Inc.
1.65%, 06/22/25 (Call 05/22/25)(b)	12,828	13,094,413
2.30%, 06/22/27 (Call 04/22/27)(b)	12,518	12,955,469
2.70%, 06/22/30 (Call 03/22/30)(a)(b)	16,480	17,023,097
3.85%, 06/22/40 (Call 12/22/39)(b)	18,072	19,376,797
4.00%, 06/22/50 (Call 12/22/49)(a)(b)	30,711	32,479,650
Wyeth LLC
5.95%, 04/01/37(a)	30,475	44,587,668
6.50%, 02/01/34	11,205	17,289,489
Zoetis Inc.
2.00%, 05/15/30 (Call 02/15/30)	11,378	11,688,812
3.00%, 09/12/27 (Call 06/12/27)(a)	10,424	11,484,244
4.50%, 11/13/25 (Call 08/13/25)(a)	8,745	10,218,426
4.70%, 02/01/43 (Call 08/01/42)(a)	18,926	24,850,582

		4,823,720,206

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines — 3.3%
Cheniere Corpus Christi Holdings LLC
3.70%, 11/15/29 (Call 05/18/29)	$18,075	$18,707,907
5.13%, 06/30/27 (Call 01/01/27)	25,772	28,902,009
5.88%, 03/31/25 (Call 10/02/24)	23,975	27,131,309
7.00%, 06/30/24 (Call 01/01/24)	18,469	21,137,401
Enable Midstream Partners LP, 4.95%, 05/15/28 (Call 02/15/28)	6,634	6,320,743
Enbridge Inc.
3.13%, 11/15/29 (Call 08/15/29)	15,892	16,730,147
4.25%, 12/01/26 (Call 09/01/26)	13,902	15,837,877
5.50%, 12/01/46 (Call 06/01/46)	12,433	15,570,545
Energy Transfer Operating LP
2.90%, 05/15/25 (Call 04/15/25)	17,303	17,411,699
3.75%, 05/15/30 (Call 02/15/30)	22,953	22,519,418
4.05%, 03/15/25 (Call 12/15/24)	17,735	18,636,115
4.50%, 04/15/24 (Call 03/15/24)	13,685	14,527,408
4.75%, 01/15/26 (Call 10/15/25)	16,782	18,008,538
4.95%, 06/15/28 (Call 03/15/28)	17,664	18,807,885
5.00%, 05/15/50 (Call 11/15/49)	29,276	27,270,887
5.15%, 03/15/45 (Call 09/15/44)	10,936	10,169,373
5.25%, 04/15/29 (Call 01/15/29)	23,656	25,605,846
5.30%, 04/15/47 (Call 10/15/46)	13,670	12,959,934
5.50%, 06/01/27 (Call 03/01/27)	15,152	16,709,868
5.88%, 01/15/24 (Call 10/15/23)	6,585	7,159,254
6.00%, 06/15/48 (Call 12/15/47)	12,988	13,301,880
6.13%, 12/15/45 (Call 06/15/45)	11,826	12,033,141
6.25%, 04/15/49 (Call 10/15/48)	31,539	33,247,174
6.50%, 02/01/42 (Call 08/01/41)	16,743	17,899,898
Enterprise Products Operating LLC
2.80%, 01/31/30 (Call 10/31/29)	23,616	24,738,905
3.13%, 07/31/29 (Call 04/30/29)	21,610	23,318,087
3.20%, 02/15/52 (Call 08/15/51)	13,182	12,179,889
3.70%, 02/15/26 (Call 11/15/25)	15,105	16,888,151
3.70%, 01/31/51 (Call 07/31/50)	15,199	15,039,912
3.75%, 02/15/25 (Call 11/15/24)(a)	17,016	18,869,354
3.90%, 02/15/24 (Call 11/15/23)	2,606	2,843,210
3.95%, 01/31/60 (Call 07/31/59)	13,686	13,392,612
4.15%, 10/16/28 (Call 07/16/28)	18,929	21,799,467
4.20%, 01/31/50 (Call 07/31/49)(a)	19,571	20,909,447
4.25%, 02/15/48 (Call 08/15/47)	19,156	20,548,145
4.45%, 02/15/43 (Call 08/15/42)	14,461	15,570,718
4.80%, 02/01/49 (Call 08/01/48)	17,122	19,840,412
4.85%, 08/15/42 (Call 02/15/42)	10,667	12,197,744
4.85%, 03/15/44 (Call 09/15/43)	21,283	24,070,566
4.90%, 05/15/46 (Call 11/15/45)	14,702	16,730,501
5.10%, 02/15/45 (Call 08/15/44)	17,441	20,439,064
5.95%, 02/01/41	10,089	12,790,973
Kinder Morgan Energy Partners LP
5.50%, 03/01/44 (Call 09/01/43)	11,949	13,713,450
6.95%, 01/15/38	18,429	23,653,881
Kinder Morgan Inc.
2.00%, 02/15/31 (Call 11/15/30)	11,312	10,762,762
4.30%, 06/01/25 (Call 03/01/25)	24,893	27,940,732
4.30%, 03/01/28 (Call 12/01/27)(a)	22,264	25,132,779
5.05%, 02/15/46 (Call 08/15/45)	14,796	16,507,930
5.20%, 03/01/48 (Call 09/01/47)(a)	9,505	10,918,095
5.30%, 12/01/34 (Call 06/01/34)	11,953	13,841,292
5.55%, 06/01/45 (Call 12/01/44)	23,073	26,957,773
7.75%, 01/15/32	16,101	22,026,844

Security	Par (000)	Value

Pipelines (continued)
MPLX LP
1.75%, 03/01/26 (Call 02/01/26)	$17,311	$17,196,510
2.65%, 08/15/30 (Call 05/15/30)	22,825	21,979,829
4.00%, 03/15/28 (Call 12/15/27)	18,897	20,437,406
4.13%, 03/01/27 (Call 12/01/26)	19,632	21,446,755
4.50%, 04/15/38 (Call 10/15/37)	24,784	25,022,065
4.70%, 04/15/48 (Call 10/15/47)	23,130	22,895,587
4.80%, 02/15/29 (Call 11/15/28)(a)	11,914	13,459,920
4.88%, 12/01/24 (Call 09/01/24)	17,352	19,430,980
4.88%, 06/01/25 (Call 03/01/25)	17,774	20,060,750
5.20%, 03/01/47 (Call 09/01/46)	16,459	17,267,907
5.50%, 02/15/49 (Call 08/15/48)	20,567	22,751,742
ONEOK Inc.
3.10%, 03/15/30 (Call 12/15/29)(a)	14,072	13,470,514
3.40%, 09/01/29 (Call 06/01/29)	13,277	12,935,605
4.45%, 09/01/49 (Call 03/01/49)	9,950	8,778,873
4.55%, 07/15/28 (Call 04/15/28)	16,221	17,202,826
5.20%, 07/15/48 (Call 01/15/48)	13,490	13,110,912
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29 (Call 09/15/29)	16,316	15,668,526
3.60%, 11/01/24 (Call 08/01/24)	10,253	10,542,667
3.80%, 09/15/30 (Call 06/15/30)(a)	11,172	10,803,699
4.50%, 12/15/26 (Call 09/15/26)	11,346	12,047,523
4.65%, 10/15/25 (Call 07/15/25)	16,827	17,938,423
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (Call 09/15/27)	26,230	28,418,282
4.50%, 05/15/30 (Call 11/15/29)(b)	28,285	31,615,482
5.00%, 03/15/27 (Call 09/15/26)(a)	22,912	25,748,739
5.63%, 03/01/25 (Call 12/01/24)	29,809	34,003,547
5.75%, 05/15/24 (Call 02/15/24)	20,097	22,625,203
5.88%, 06/30/26 (Call 12/31/25)	23,384	27,388,010
Spectra Energy Partners LP, 4.75%, 03/15/24 (Call 12/15/23)	13,217	14,675,236
Sunoco Logistics Partners Operations LP
4.00%, 10/01/27 (Call 07/01/27)	13,294	13,623,242
5.35%, 05/15/45 (Call 11/15/44)	13,074	12,442,238
5.40%, 10/01/47 (Call 04/01/47)	22,853	21,941,709
TransCanada PipeLines Ltd.
4.10%, 04/15/30 (Call 01/15/30)	14,186	16,090,593
4.25%, 05/15/28 (Call 02/15/28)	20,166	23,003,843
4.63%, 03/01/34 (Call 12/01/33)	20,417	23,536,121
4.88%, 01/15/26 (Call 10/15/25)	12,626	14,819,502
4.88%, 05/15/48 (Call 11/15/47)	14,337	17,436,166
5.10%, 03/15/49 (Call 09/15/48)(a)	14,958	18,887,088
6.10%, 06/01/40	11,807	15,487,276
6.20%, 10/15/37	15,877	21,319,875
7.63%, 01/15/39	18,946	28,693,852
Transcontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/26 (Call 11/01/25)	16,199	20,765,493
Williams Companies Inc. (The)
3.50%, 11/15/30 (Call 08/15/30)	15,050	16,115,001
3.75%, 06/15/27 (Call 03/15/27)	21,100	22,981,147
3.90%, 01/15/25 (Call 10/15/24)	11,936	12,981,022
4.00%, 09/15/25 (Call 06/15/25)	14,043	15,505,182
4.30%, 03/04/24 (Call 12/04/23)	3,388	3,689,849
4.55%, 06/24/24 (Call 03/24/24)	13,056	14,404,386
4.85%, 03/01/48 (Call 09/01/47)	11,644	12,657,583
5.10%, 09/15/45 (Call 03/15/45)	15,714	17,515,335
6.30%, 04/15/40	18,617	22,396,512

		1,865,445,484

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts — 1.7%
Alexandria Real Estate Equities Inc.
1.88%, 02/01/33 (Call 11/01/32)	$15,900	$15,495,316
3.38%, 08/15/31 (Call 05/15/31)(a)	12,429	13,908,897
American Tower Corp.
1.88%, 10/15/30 (Call 07/15/30)	13,937	13,762,486
2.10%, 06/15/30 (Call 03/15/30)	7,618	7,637,163
2.40%, 03/15/25 (Call 02/15/25)	11,971	12,644,315
2.75%, 01/15/27 (Call 11/15/26)	16,624	17,795,300
2.90%, 01/15/30 (Call 10/15/29)(a)	12,240	13,074,639
3.10%, 06/15/50 (Call 12/15/49)(a)	13,405	13,073,914
3.38%, 10/15/26 (Call 07/15/26)	17,062	18,843,387
3.55%, 07/15/27 (Call 04/15/27)(a)	12,567	13,961,776
3.80%, 08/15/29 (Call 05/15/29)	25,702	29,173,261
4.00%, 06/01/25 (Call 03/01/25)	13,677	15,323,994
5.00%, 02/15/24	2,836	3,203,694
Boston Properties LP
2.75%, 10/01/26 (Call 07/01/26)(a)	16,105	17,247,603
3.20%, 01/15/25 (Call 10/15/24)(a)	16,123	17,489,953
3.25%, 01/30/31 (Call 10/30/30)	22,813	24,424,453
3.40%, 06/21/29 (Call 03/21/29)(a)	12,143	13,165,993
3.65%, 02/01/26 (Call 11/03/25)(a)	23,555	26,293,163
4.50%, 12/01/28 (Call 09/01/28)	8,992	10,513,276
Brixmor Operating Partnership LP
4.05%, 07/01/30 (Call 04/01/30)	3,117	3,364,418
4.13%, 05/15/29 (Call 02/15/29)	9,936	10,808,137
Crown Castle International Corp.
2.25%, 01/15/31 (Call 10/15/30)(a)	20,691	20,803,576
3.20%, 09/01/24 (Call 07/01/24)(a)	3,937	4,242,886
3.25%, 01/15/51 (Call 07/15/50)	10,628	10,522,214
3.30%, 07/01/30 (Call 04/01/30)	15,365	16,773,236
3.65%, 09/01/27 (Call 06/01/27)	15,307	17,017,931
3.70%, 06/15/26 (Call 03/15/26)(a)	12,175	13,545,076
3.80%, 02/15/28 (Call 11/15/27)	15,143	16,970,624
4.45%, 02/15/26 (Call 11/15/25)	15,075	17,283,999
Digital Realty Trust LP
3.60%, 07/01/29 (Call 04/01/29)(a)	12,739	14,426,624
3.70%, 08/15/27 (Call 05/15/27)	15,207	17,089,981
Equinix Inc.
2.15%, 07/15/30 (Call 04/15/30)(a)	17,162	17,300,506
2.63%, 11/18/24 (Call 10/18/24)	16,006	17,003,174
3.20%, 11/18/29 (Call 08/18/29)	21,437	23,313,166
5.38%, 05/15/27 (Call 05/15/22)	7,911	8,611,807
ERP Operating LP, 4.50%, 07/01/44 (Call 01/01/44)	11,805	14,723,530
GLP Capital LP/GLP Financing II Inc.
5.25%, 06/01/25 (Call 03/01/25)	7,790	8,501,158
5.30%, 01/15/29 (Call 10/15/28)	12,862	14,363,443
5.38%, 04/15/26 (Call 01/15/26)(a)	16,114	17,870,550
Healthcare Trust of America Holdings LP, 2.00%, 03/15/31 (Call 12/15/30)	14,794	14,297,715
Healthpeak Properties Inc.
3.00%, 01/15/30 (Call 10/15/29)(a)	11,607	12,466,226
3.88%, 08/15/24 (Call 05/17/24)(a)	9,565	10,521,569
4.00%, 06/01/25 (Call 03/01/25)	13,117	14,709,679
Prologis LP
1.25%, 10/15/30 (Call 07/15/30)	8,428	8,193,413
2.25%, 04/15/30 (Call 01/15/30)	14,988	15,842,662
3.75%, 11/01/25 (Call 08/01/25)(a)	10,193	11,562,493
Realty Income Corp., 3.25%, 01/15/31 (Call 10/15/30)	13,824	15,123,439
Simon Property Group LP
2.00%, 09/13/24 (Call 06/13/24)(a)	16,037	16,510,497

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
2.45%, 09/13/29 (Call 06/13/29)(a)	$21,628	$21,410,771
2.65%, 07/15/30 (Call 04/15/30)(a)	12,568	12,562,104
3.25%, 11/30/26 (Call 08/30/26)(a)	11,728	12,697,861
3.25%, 09/13/49 (Call 03/13/49)(a)	19,063	17,241,441
3.30%, 01/15/26 (Call 10/15/25)	12,827	13,891,908
3.38%, 10/01/24 (Call 07/01/24)(a)	15,714	16,941,587
3.38%, 06/15/27 (Call 03/15/27)(a)	11,694	12,470,186
3.38%, 12/01/27 (Call 09/01/27)(a)	11,598	12,387,976
3.50%, 09/01/25 (Call 06/01/25)(a)	4,031	4,407,464
3.80%, 07/15/50 (Call 01/15/50)	11,872	11,681,958
Ventas Realty LP, 4.40%, 01/15/29 (Call 10/15/28)	11,112	12,508,286
Welltower Inc.
3.10%, 01/15/30 (Call 10/15/29)	11,647	12,270,309
3.63%, 03/15/24 (Call 02/15/24)(a)	9,910	10,728,289
4.00%, 06/01/25 (Call 03/01/25)	20,528	23,076,674
4.25%, 04/15/28 (Call 01/15/28)(a)	9,484	10,777,857
Weyerhaeuser Co.
4.00%, 11/15/29 (Call 08/15/29)	6,521	7,564,061
4.00%, 04/15/30 (Call 01/15/30)	13,722	15,945,529
7.38%, 03/15/32	21,339	30,828,786

		960,189,359

Retail — 3.4%
AutoZone Inc., 4.00%, 04/15/30 (Call 01/15/30)	12,750	14,889,903
Costco Wholesale Corp.
1.38%, 06/20/27 (Call 04/20/27)(a)	18,797	19,162,987
1.60%, 04/20/30 (Call 01/20/30)	27,406	27,714,071
1.75%, 04/20/32 (Call 01/20/32)(a)	24,285	24,668,934
2.75%, 05/18/24 (Call 03/18/24)(a)	7,446	8,014,654
3.00%, 05/18/27 (Call 02/18/27)(a)	7,802	8,699,024
Dollar General Corp., 3.50%, 04/03/30 (Call 01/03/30)	19,288	21,900,432
Dollar Tree Inc.
4.00%, 05/15/25 (Call 03/15/25)(a)	18,425	20,742,732
4.20%, 05/15/28 (Call 02/15/28)(a)	19,273	22,547,749
Home Depot Inc. (The)
2.13%, 09/15/26 (Call 06/15/26)(a)	20,156	21,611,942
2.50%, 04/15/27 (Call 02/15/27)	12,751	13,811,161
2.70%, 04/15/30 (Call 01/15/30)(a)	19,911	21,963,818
2.80%, 09/14/27 (Call 06/14/27)(a)	13,977	15,365,883
2.95%, 06/15/29 (Call 03/15/29)(a)	20,331	22,821,974
3.00%, 04/01/26 (Call 01/01/26)(a)	19,564	21,763,929
3.13%, 12/15/49 (Call 06/15/49)	18,442	20,081,568
3.30%, 04/15/40 (Call 10/15/39)	18,600	21,053,993
3.35%, 09/15/25 (Call 06/15/25)(a)	13,837	15,526,903
3.35%, 04/15/50 (Call 10/15/49)	19,443	22,020,496
3.50%, 09/15/56 (Call 03/15/56)	15,390	17,729,688
3.75%, 02/15/24 (Call 11/15/23)(a)	17,413	19,083,053
3.90%, 12/06/28 (Call 09/06/28)(a)	8,620	10,242,808
3.90%, 06/15/47 (Call 12/15/46)	17,362	20,968,197
4.20%, 04/01/43 (Call 10/01/42)	15,518	19,183,026
4.25%, 04/01/46 (Call 10/01/45)	24,487	30,861,515
4.40%, 03/15/45 (Call 09/15/44)	15,352	19,630,490
4.50%, 12/06/48 (Call 06/06/48)	21,944	29,016,731
4.88%, 02/15/44 (Call 08/15/43)	16,047	21,509,670
5.88%, 12/16/36	44,863	65,985,102
5.95%, 04/01/41 (Call 10/01/40)	15,260	22,891,558
Lowe’s Companies Inc.
1.30%, 04/15/28 (Call 02/15/28)	6,042	5,984,039
1.70%, 10/15/30 (Call 07/15/30)(a)	3,603	3,579,707
2.50%, 04/15/26 (Call 01/15/26)(a)	21,015	22,664,060
3.00%, 10/15/50 (Call 04/15/50)	22,225	22,741,553

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
3.10%, 05/03/27 (Call 02/03/27)(a)	$19,478	$21,707,349
3.38%, 09/15/25 (Call 06/15/25)(a)	6,202	6,888,929
3.65%, 04/05/29 (Call 01/05/29)	17,099	19,672,220
3.70%, 04/15/46 (Call 10/15/45)(a)	19,263	21,739,748
4.00%, 04/15/25 (Call 03/15/25)(a)	8,411	9,521,646
4.05%, 05/03/47 (Call 11/03/46)	23,139	27,475,436
4.50%, 04/15/30 (Call 01/15/30)	21,157	25,936,957
McDonald’s Corp.
2.13%, 03/01/30 (Call 12/01/29)	8,691	8,988,722
2.63%, 09/01/29 (Call 06/01/29)	12,799	13,805,832
3.30%, 07/01/25 (Call 06/01/25)	12,126	13,418,190
3.50%, 03/01/27 (Call 12/01/26)	11,506	12,930,373
3.50%, 07/01/27 (Call 05/01/27)	13,088	14,825,494
3.60%, 07/01/30 (Call 04/01/30)(a)	22,984	26,516,085
3.63%, 09/01/49 (Call 03/01/49)(a)	21,694	24,159,219
3.70%, 01/30/26 (Call 10/30/25)	24,727	27,909,874
3.80%, 04/01/28 (Call 01/01/28)	13,977	16,135,203
4.20%, 04/01/50 (Call 10/01/49)	13,619	16,475,081
4.45%, 03/01/47 (Call 09/01/46)	15,785	19,438,337
4.45%, 09/01/48 (Call 03/01/48)	13,387	16,622,950
4.70%, 12/09/35 (Call 06/09/35)(a)	7,676	9,779,305
4.88%, 12/09/45 (Call 06/09/45)	24,125	31,175,191
6.30%, 10/15/37	12,581	18,498,075
6.30%, 03/01/38	10,697	15,739,320
O’Reilly Automotive Inc., 3.60%, 09/01/27 (Call 06/01/27)	12,096	13,627,542
Starbucks Corp.
2.25%, 03/12/30 (Call 12/12/29)	13,587	13,951,800
2.55%, 11/15/30 (Call 08/15/30)	19,653	20,680,484
3.50%, 11/15/50 (Call 05/15/50)	16,859	18,004,175
3.55%, 08/15/29 (Call 05/15/29)	14,996	17,088,438
3.80%, 08/15/25 (Call 06/15/25)(a)	18,457	20,901,057
4.00%, 11/15/28 (Call 08/15/28)	10,254	11,973,381
4.45%, 08/15/49 (Call 02/15/49)	15,263	18,619,485
4.50%, 11/15/48 (Call 05/15/48)	16,156	19,795,969
Target Corp.
2.25%, 04/15/25 (Call 03/15/25)	15,089	16,103,322
2.35%, 02/15/30 (Call 11/15/29)	15,081	16,297,575
2.50%, 04/15/26(a)	3,869	4,231,409
3.38%, 04/15/29 (Call 01/15/29)(a)	20,874	24,227,899
3.50%, 07/01/24	5,009	5,533,827
4.00%, 07/01/42	10,991	14,066,825
TJX Companies Inc. (The)
2.25%, 09/15/26 (Call 06/15/26)(a)	11,466	12,208,083
3.50%, 04/15/25 (Call 03/15/25)	21,763	24,148,469
3.75%, 04/15/27 (Call 02/15/27)	8,531	9,819,708
3.88%, 04/15/30 (Call 01/15/30)(a)	19,258	22,813,101
4.50%, 04/15/50 (Call 10/15/49)(a)	12,396	16,403,692
Walgreens Boots Alliance Inc.
3.45%, 06/01/26 (Call 03/01/26)(a)	24,021	26,192,301
3.80%, 11/18/24 (Call 08/18/24)	17,890	19,715,632
4.10%, 04/15/50 (Call 10/15/49)	17,731	17,812,504
4.80%, 11/18/44 (Call 05/18/44)	11,616	12,728,392
Walmart Inc.
2.65%, 12/15/24 (Call 10/15/24)(a)	12,558	13,553,532
2.85%, 07/08/24 (Call 06/08/24)	20,684	22,364,043
2.95%, 09/24/49 (Call 03/24/49)(a)	11,689	12,927,033
3.05%, 07/08/26 (Call 05/08/26)(a)	16,970	18,971,011
3.25%, 07/08/29 (Call 04/08/29)(a)	25,391	29,273,551
3.30%, 04/22/24 (Call 01/22/24)(a)	10,543	11,471,813

Security	Par (000)	Value

Retail (continued)
3.55%, 06/26/25 (Call 04/26/25)(a)	$16,414	$18,531,293
3.63%, 12/15/47 (Call 06/15/47)	15,786	19,254,527
3.70%, 06/26/28 (Call 03/26/28)	42,479	49,698,841
3.95%, 06/28/38 (Call 12/28/37)(a)	29,004	36,147,363
4.05%, 06/29/48 (Call 12/29/47)(a)	43,937	56,985,415
5.25%, 09/01/35	32,898	47,281,154
5.63%, 04/01/40(a)	6,276	9,274,665
5.63%, 04/15/41	15,132	22,628,959
6.20%, 04/15/38(a)	11,606	18,183,904
6.50%, 08/15/37	19,849	31,589,560

		1,930,874,620

Semiconductors — 2.9%
Analog Devices Inc.
3.50%, 12/05/26 (Call 09/05/26)(a)	14,591	16,425,810
3.90%, 12/15/25 (Call 09/15/25)(a)	14,312	16,268,200
Applied Materials Inc.
1.75%, 06/01/30 (Call 03/01/30)(a)	7,586	7,739,075
2.75%, 06/01/50 (Call 12/01/49)	11,717	11,953,996
3.30%, 04/01/27 (Call 01/01/27)(a)	23,273	26,265,933
4.35%, 04/01/47 (Call 10/01/46)(a)	15,729	20,458,787
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.13%, 01/15/25 (Call 11/15/24)(a)	11,111	11,864,220
3.50%, 01/15/28 (Call 10/15/27)	16,695	17,945,147
3.63%, 01/15/24 (Call 11/15/23)	15,283	16,409,317
3.88%, 01/15/27 (Call 10/15/26)	71,581	79,025,982
Broadcom Inc.
3.15%, 11/15/25 (Call 10/15/25)	36,758	39,516,475
3.46%, 09/15/26 (Call 07/15/26)	27,129	29,515,375
3.63%, 10/15/24 (Call 09/15/24)	18,471	20,204,690
4.11%, 09/15/28 (Call 06/15/28)	31,580	35,157,004
4.15%, 11/15/30 (Call 08/15/30)	42,777	47,912,353
4.25%, 04/15/26 (Call 02/15/26)	40,585	45,609,906
4.30%, 11/15/32 (Call 08/15/32)(a)	31,791	36,308,663
4.70%, 04/15/25 (Call 03/15/25)	25,768	29,282,060
4.75%, 04/15/29 (Call 01/15/29)	37,765	43,745,322
5.00%, 04/15/30 (Call 01/15/30)	32,702	38,461,417
Intel Corp.
2.45%, 11/15/29 (Call 08/15/29)	32,538	35,054,938
2.60%, 05/19/26 (Call 02/19/26)(a)	16,504	18,025,793
2.88%, 05/11/24 (Call 03/11/24)(a)	4,881	5,246,345
3.10%, 02/15/60 (Call 08/15/59)	16,307	17,211,778
3.15%, 05/11/27 (Call 02/11/27)(a)	13,292	14,830,105
3.25%, 11/15/49 (Call 05/15/49)	30,697	33,795,463
3.40%, 03/25/25 (Call 02/25/25)	15,459	17,162,121
3.70%, 07/29/25 (Call 04/29/25)(a)	40,527	45,779,936
3.73%, 12/08/47 (Call 06/08/47)	27,778	32,544,235
3.75%, 03/25/27 (Call 01/25/27)	15,253	17,611,498
3.90%, 03/25/30 (Call 12/25/29)	24,695	29,547,573
4.00%, 12/15/32(a)	11,550	14,325,408
4.10%, 05/19/46 (Call 11/19/45)	19,854	24,564,373
4.10%, 05/11/47 (Call 11/11/46)(a)	15,820	19,552,561
4.60%, 03/25/40 (Call 09/25/39)	13,195	17,361,243
4.75%, 03/25/50 (Call 09/25/49)	29,476	40,166,913
4.80%, 10/01/41(a)	9,891	13,147,108
4.90%, 07/29/45 (Call 01/29/45)(a)	11,057	14,976,726
4.95%, 03/25/60 (Call 09/25/59)	17,159	24,903,914
KLA Corp.
3.30%, 03/01/50 (Call 08/28/49)	11,634	12,259,013
4.10%, 03/15/29 (Call 12/15/28)(a)	15,750	18,648,477
4.65%, 11/01/24 (Call 08/01/24)	16,008	18,193,156

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Semiconductors (continued)
Lam Research Corp.
1.90%, 06/15/30 (Call 03/15/30)	$11,514	$11,844,516
2.88%, 06/15/50 (Call 12/15/49)(a)	15,055	15,422,089
3.75%, 03/15/26 (Call 01/15/26)	12,337	14,165,853
4.00%, 03/15/29 (Call 12/15/28)	10,114	12,032,435
4.88%, 03/15/49 (Call 09/15/48)	11,385	15,764,541
Micron Technology Inc.
4.19%, 02/15/27 (Call 12/15/26)(a)	13,285	14,990,271
4.66%, 02/15/30 (Call 11/15/29)	11,575	13,539,861
NVIDIA Corp.
2.85%, 04/01/30 (Call 01/01/30)	22,654	25,156,841
3.20%, 09/16/26 (Call 06/16/26)(a)	18,266	20,499,729
3.50%, 04/01/40 (Call 10/01/39)	20,271	23,388,201
3.50%, 04/01/50 (Call 10/01/49)	22,104	25,640,706
NXP BV/NXP Funding LLC, 4.88%, 03/01/24 (Call 02/01/24)(a)(b)	7,810	8,742,565
NXP BV/NXP Funding LLC/NXP USA Inc.
3.40%, 05/01/30 (Call 02/01/30)(a)(b)	10,690	11,753,743
3.88%, 06/18/26 (Call 04/18/26)(a)(b)	16,689	18,771,402
4.30%, 06/18/29 (Call 03/18/29)(a)(b)	16,072	18,636,773
QUALCOMM Inc.
1.30%, 05/20/28 (Call 02/20/28)(b)	6,125	6,053,863
1.65%, 05/20/32 (Call 02/20/32)(b)	57,432	56,103,024
2.15%, 05/20/30 (Call 02/20/30)	16,179	16,791,683
3.25%, 05/20/27 (Call 02/20/27)(a)	26,417	29,403,397
3.25%, 05/20/50 (Call 11/20/49)	8,430	9,257,213
4.30%, 05/20/47 (Call 11/20/46)	22,068	27,975,926
4.65%, 05/20/35 (Call 11/20/34)(a)	16,618	21,839,431
4.80%, 05/20/45 (Call 11/20/44)(a)	20,168	26,972,403
Texas Instruments Inc.
1.38%, 03/12/25 (Call 02/12/25)	8,666	8,931,898
1.75%, 05/04/30 (Call 02/04/30)	12,444	12,687,911
2.25%, 09/04/29 (Call 06/04/29)	14,993	15,970,263
3.88%, 03/15/39 (Call 09/15/38)	11,635	14,203,048
4.15%, 05/15/48 (Call 11/15/47)	22,844	29,716,382

		1,601,234,377

Software — 3.7%
Activision Blizzard Inc.
2.50%, 09/15/50 (Call 03/15/50)	22,694	20,518,558
3.40%, 09/15/26 (Call 06/15/26)(a)	4,788	5,410,752
Adobe Inc.
2.15%, 02/01/27 (Call 12/01/26)	14,475	15,400,096
2.30%, 02/01/30 (Call 11/01/29)	22,987	24,545,944
3.25%, 02/01/25 (Call 11/01/24)(a)	8,195	9,047,815
Fidelity National Information Services Inc.
3.00%, 08/15/26 (Call 05/15/26)(a)	12,851	14,203,795
3.75%, 05/21/29 (Call 02/21/29)	13,232	15,262,470
Fiserv Inc.
2.25%, 06/01/27 (Call 04/01/27)	17,401	18,286,948
2.65%, 06/01/30 (Call 03/01/30)	17,136	18,193,690
2.75%, 07/01/24 (Call 06/01/24)	26,543	28,316,691
3.20%, 07/01/26 (Call 05/01/26)	33,528	37,090,856
3.50%, 07/01/29 (Call 04/01/29)(a)	42,785	48,154,629
3.85%, 06/01/25 (Call 03/01/25)	14,410	16,154,846
4.20%, 10/01/28 (Call 07/01/28)	14,773	17,318,744
4.40%, 07/01/49 (Call 01/01/49)(a)	27,157	33,582,433
Microsoft Corp.
2.40%, 08/08/26 (Call 05/08/26)	62,741	68,198,011
2.53%, 06/01/50 (Call 12/01/49)	116,083	118,177,857
2.68%, 06/01/60 (Call 12/01/59)	64,458	65,588,993

Security	Par (000)	Value

Software (continued)
2.70%, 02/12/25 (Call 11/12/24)(a)	$41,692	$45,018,113
2.88%, 02/06/24 (Call 12/06/23)	39,487	42,314,755
3.13%, 11/03/25 (Call 08/03/25)(a)	49,688	55,254,090
3.30%, 02/06/27 (Call 11/06/26)	61,280	69,599,955
3.45%, 08/08/36 (Call 02/08/36)(a)	34,884	41,823,108
3.50%, 02/12/35 (Call 08/12/34)	27,550	33,416,830
3.50%, 11/15/42	17,394	20,798,655
3.63%, 12/15/23 (Call 09/15/23)(a)	7,198	7,865,749
3.70%, 08/08/46 (Call 02/08/46)	64,717	79,528,036
3.75%, 02/12/45 (Call 08/12/44)	300	368,597
3.95%, 08/08/56 (Call 02/08/56)	39,319	50,374,878
4.00%, 02/12/55 (Call 08/12/54)(a)	2,089	2,710,551
4.10%, 02/06/37 (Call 08/06/36)	29,584	37,856,115
4.20%, 11/03/35 (Call 05/03/35)(a)	18,148	23,618,263
4.25%, 02/06/47 (Call 08/06/46)	11,731	15,736,329
4.45%, 11/03/45 (Call 05/03/45)	8,783	11,998,474
4.50%, 02/06/57 (Call 08/06/56)	4,282	6,056,230
5.30%, 02/08/41	200	293,774
Oracle Corp.
2.50%, 04/01/25 (Call 03/01/25)	49,945	53,533,483
2.65%, 07/15/26 (Call 04/15/26)	50,660	55,113,282
2.80%, 04/01/27 (Call 02/01/27)(a)	23,464	25,600,953
2.95%, 11/15/24 (Call 09/15/24)	35,500	38,417,649
2.95%, 05/15/25 (Call 02/15/25)(a)	39,114	42,581,804
2.95%, 04/01/30 (Call 01/01/30)	55,722	61,363,886
3.25%, 11/15/27 (Call 08/15/27)(a)	44,355	49,717,342
3.40%, 07/08/24 (Call 04/08/24)(a)	14,850	16,212,160
3.60%, 04/01/40 (Call 10/01/39)	46,279	51,716,588
3.60%, 04/01/50 (Call 10/01/49)	68,661	75,289,032
3.80%, 11/15/37 (Call 05/15/37)(a)	26,375	30,466,541
3.85%, 07/15/36 (Call 01/15/36)	11,756	13,695,769
3.85%, 04/01/60 (Call 10/01/59)	49,808	56,399,098
3.90%, 05/15/35 (Call 11/15/34)(a)	20,602	24,688,763
4.00%, 07/15/46 (Call 01/15/46)	43,034	49,601,823
4.00%, 11/15/47 (Call 05/15/47)	34,637	40,136,846
4.13%, 05/15/45 (Call 11/15/44)	29,504	34,628,567
4.30%, 07/08/34 (Call 01/08/34)(a)	27,715	34,345,121
4.38%, 05/15/55 (Call 11/15/54)(a)	18,791	23,287,964
4.50%, 07/08/44 (Call 01/08/44)(a)	13,395	16,481,625
5.38%, 07/15/40(a)	34,538	47,567,820
6.13%, 07/08/39	20,316	29,919,558
6.50%, 04/15/38(a)	16,639	25,452,181
salesforce.com Inc., 3.70%, 04/11/28 (Call 01/11/28)(a)	22,178	25,993,541
VMware Inc.
3.90%, 08/21/27 (Call 05/21/27)	22,321	24,649,750
4.50%, 05/15/25 (Call 04/15/25)	6,515	7,353,252
4.70%, 05/15/30 (Call 02/15/30)(a)	12,242	14,445,629

		2,086,745,657

Telecommunications — 6.4%
AT&T Inc.
1.65%, 02/01/28 (Call 12/01/27)	9,821	9,746,433
2.25%, 02/01/32 (Call 11/01/31)	38,580	37,893,488
2.30%, 06/01/27 (Call 04/01/27)(a)	18,281	18,984,031
2.75%, 06/01/31 (Call 03/01/31)(a)	46,164	47,831,808
3.10%, 02/01/43 (Call 08/01/42)	32,099	30,650,818
3.30%, 02/01/52 (Call 08/01/51)	32,693	30,030,136
3.40%, 05/15/25 (Call 02/15/25)	1,270	1,397,615
3.50%, 06/01/41 (Call 12/01/40)(a)	38,509	39,159,860
3.50%, 09/15/53 (Call 03/15/53)(b)	117,757	112,105,170
3.50%, 02/01/61 (Call 08/01/60)	24,266	22,547,295

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
3.55%, 09/15/55 (Call 03/15/55)(b)	$182,783	$172,698,880
3.65%, 06/01/51 (Call 12/01/50)(a)	42,768	41,872,387
3.65%, 09/15/59 (Call 03/15/59)(b)	141,385	134,087,003
3.80%, 02/15/27 (Call 11/15/26)	20,919	23,545,372
3.85%, 06/01/60 (Call 12/01/59)	22,836	22,522,717
4.10%, 02/15/28 (Call 11/15/27)(a)	39,400	45,148,298
4.13%, 02/17/26 (Call 11/17/25)	41,114	46,940,096
4.25%, 03/01/27 (Call 12/01/26)(a)	31,403	36,100,232
4.30%, 02/15/30 (Call 11/15/29)	48,333	56,412,741
4.30%, 12/15/42 (Call 06/15/42)	30,043	33,522,310
4.35%, 03/01/29 (Call 12/01/28)	45,892	53,409,587
4.35%, 06/15/45 (Call 12/15/44)	13,923	15,378,813
4.45%, 04/01/24 (Call 01/01/24)(a)	4,933	5,498,438
4.50%, 05/15/35 (Call 11/15/34)	39,145	45,697,669
4.50%, 03/09/48 (Call 09/09/47)(a)	54,979	61,500,367
4.55%, 03/09/49 (Call 09/09/48)	998	1,118,314
4.75%, 05/15/46 (Call 11/15/45)	4,061	4,668,305
4.80%, 06/15/44 (Call 12/15/43)	17,657	20,463,153
4.85%, 03/01/39 (Call 09/01/38)(a)	20,263	24,119,855
5.15%, 02/15/50 (Call 08/14/49)(a)	765	930,151
5.25%, 03/01/37 (Call 09/01/36)(a)	780	973,582
5.35%, 09/01/40	999	1,246,613
5.65%, 02/15/47 (Call 08/15/46)	145	186,865
British Telecommunications PLC, 9.63%, 12/15/30	43,262	69,087,454
Cisco Systems Inc.
2.50%, 09/20/26 (Call 06/20/26)(a)	23,117	25,254,786
2.95%, 02/28/26	17,108	19,025,372
3.63%, 03/04/24(a)	9,409	10,379,234
5.50%, 01/15/40	24,707	35,688,305
5.90%, 02/15/39(a)	31,694	47,278,010
Corning Inc.
4.38%, 11/15/57 (Call 05/15/57)	11,387	13,275,698
5.45%, 11/15/79 (Call 05/15/79)	17,098	21,339,780
Deutsche Telekom International Finance BV, 8.75%, 06/15/30	53,750	83,521,034
Motorola Solutions Inc.
2.30%, 11/15/30 (Call 08/15/30)	15,915	15,819,456
4.60%, 05/23/29 (Call 02/23/29)	15,455	18,143,649
Orange SA
5.38%, 01/13/42	13,580	18,729,305
5.50%, 02/06/44 (Call 08/06/43)	14,561	20,645,707
9.00%, 03/01/31	35,051	56,618,122
Rogers Communications Inc.
3.70%, 11/15/49 (Call 05/15/49)(a)	16,606	18,361,513
4.30%, 02/15/48 (Call 08/15/47)	11,377	13,721,442
4.35%, 05/01/49 (Call 11/01/48)	18,139	21,991,992
5.00%, 03/15/44 (Call 09/15/43)	14,747	18,941,569
Telefonica Emisiones SA
4.10%, 03/08/27(a)	27,252	30,885,335
4.67%, 03/06/38	9,401	10,778,208
4.90%, 03/06/48(a)	19,052	21,766,577
5.21%, 03/08/47	35,789	42,029,864
5.52%, 03/01/49 (Call 09/01/48)(a)	16,694	20,501,077
7.05%, 06/20/36(a)	29,951	42,893,812
Telefonica Europe BV, 8.25%, 09/15/30(a)	20,358	30,339,479
TELUS Corp., 4.60%, 11/16/48 (Call 05/16/48)	12,594	15,543,753
T-Mobile USA Inc.
1.50%, 02/15/26 (Call 01/15/26)(a)(b)	21,373	21,497,910
2.05%, 02/15/28 (Call 12/15/27)(b)	11,037	11,204,558
2.25%, 11/15/31 (Call 08/15/31)(b)	3,410	3,375,555

Security	Par (000)	Value

Telecommunications (continued)
2.55%, 02/15/31 (Call 11/15/30)(a)(b)	$24,464	$24,957,422
3.00%, 02/15/41 (Call 08/15/40)(b)	19,390	18,824,816
3.30%, 02/15/51 (Call 08/15/50)(a)(b)	16,882	16,230,944
3.50%, 04/15/25 (Call 03/15/25)(b)	46,575	51,022,293
3.60%, 11/15/60 (Call 05/15/60)(b)	12,150	11,886,044
3.75%, 04/15/27 (Call 02/15/27)(b)	64,188	71,649,303
3.88%, 04/15/30 (Call 01/15/30)(b)	93,308	104,805,860
4.38%, 04/15/40 (Call 10/15/39)(a)(b)	30,088	34,698,703
4.50%, 04/15/50 (Call 10/15/49)(b)	46,325	53,957,484
Verizon Communications Inc.
1.50%, 09/18/30 (Call 06/18/30)(a)	14,888	14,630,505
1.68%, 10/30/30 (Call 07/30/30)(a)(b)	165	162,983
2.63%, 08/15/26	32,945	35,805,404
2.99%, 10/30/56 (Call 04/30/56)(b)	108,894	110,193,519
3.00%, 03/22/27 (Call 01/22/27)(a)	9,683	10,685,282
3.15%, 03/22/30 (Call 12/22/29)	17,807	19,840,812
3.38%, 02/15/25(a)	35,022	38,878,192
3.50%, 11/01/24 (Call 08/01/24)(a)	26,786	29,534,094
3.85%, 11/01/42 (Call 05/01/42)(a)	12,109	14,232,908
3.88%, 02/08/29 (Call 11/08/28)(a)	14,532	16,993,516
4.00%, 03/22/50 (Call 09/22/49)(a)	14,743	17,796,965
4.02%, 12/03/29 (Call 09/03/29)	60,796	71,891,525
4.13%, 03/16/27	47,585	55,769,263
4.27%, 01/15/36	38,011	46,555,052
4.33%, 09/21/28	61,288	73,653,105
4.40%, 11/01/34 (Call 05/01/34)	39,799	49,156,449
4.50%, 08/10/33	43,554	54,092,339
4.52%, 09/15/48	60,881	78,071,517
4.67%, 03/15/55	29,362	39,192,544
4.86%, 08/21/46	58,246	77,328,112
5.01%, 04/15/49	21,902	30,184,813
5.01%, 08/21/54(a)	13,006	18,199,894
5.25%, 03/16/37	125	169,287
Vodafone Group PLC
3.75%, 01/16/24(a)	24,592	26,806,318
4.13%, 05/30/25(a)	25,726	29,237,823
4.25%, 09/17/50	17,541	20,185,518
4.38%, 05/30/28(a)	45,350	53,531,906
4.38%, 02/19/43	21,339	24,928,277
4.88%, 06/19/49(a)	28,134	34,800,813
5.00%, 05/30/38(a)	15,137	18,729,955
5.25%, 05/30/48(a)	42,279	54,665,517
6.15%, 02/27/37(a)	26,454	36,705,888

		3,567,669,922

Toys, Games & Hobbies — 0.0%
Hasbro Inc., 3.90%, 11/19/29 (Call 08/19/29)	15,036	16,182,736

Transportation — 1.4%
Burlington Northern Santa Fe LLC
3.55%, 02/15/50 (Call 08/15/49)(a)	10,957	12,602,215
3.90%, 08/01/46 (Call 02/01/46)	12,666	15,106,458
4.05%, 06/15/48 (Call 12/15/47)(a)	11,442	14,014,919
4.13%, 06/15/47 (Call 12/15/46)	11,943	14,682,011
4.15%, 04/01/45 (Call 10/01/44)	13,883	16,999,922
4.15%, 12/15/48 (Call 06/15/48)	11,879	14,779,312
4.45%, 03/15/43 (Call 09/15/42)(a)	10,445	13,166,074
4.55%, 09/01/44 (Call 03/01/44)(a)	12,700	16,294,531
4.90%, 04/01/44 (Call 10/01/43)	15,000	20,154,952
5.75%, 05/01/40 (Call 11/01/39)	12,537	17,810,848

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
Canadian Pacific Railway Co., 6.13%, 09/15/2115 (Call 03/15/2115)	$12,960	$19,194,109
CSX Corp.
3.25%, 06/01/27 (Call 03/01/27)(a)	13,301	14,854,335
3.80%, 03/01/28 (Call 12/01/27)(a)	17,614	20,315,563
3.80%, 11/01/46 (Call 05/01/46)	10,123	11,579,773
4.10%, 03/15/44 (Call 09/15/43)	11,764	13,902,349
4.25%, 03/15/29 (Call 12/15/28)(a)	17,901	21,374,030
4.30%, 03/01/48 (Call 09/01/47)	14,859	18,270,411
FedEx Corp.
3.10%, 08/05/29 (Call 05/05/29)	17,009	18,865,180
3.25%, 04/01/26 (Call 01/01/26)	19,285	21,428,061
3.80%, 05/15/25 (Call 04/15/25)(a)	9,346	10,524,489
4.00%, 01/15/24(a)	2,629	2,898,023
4.05%, 02/15/48 (Call 08/15/47)	14,444	16,493,100
4.25%, 05/15/30 (Call 02/15/30)(a)	8,382	10,062,888
4.40%, 01/15/47 (Call 07/15/46)	11,771	13,916,352
4.55%, 04/01/46 (Call 10/01/45)	17,872	21,566,078
4.75%, 11/15/45 (Call 05/15/45)	15,229	18,812,073
4.95%, 10/17/48 (Call 04/17/48)	17,067	21,881,836
5.10%, 01/15/44	11,489	14,714,908
5.25%, 05/15/50 (Call 11/15/49)	18,442	24,715,762
Norfolk Southern Corp.
3.05%, 05/15/50 (Call 11/15/49)	12,283	12,768,210
3.16%, 05/15/55 (Call 11/15/54)	12,365	12,797,110
Union Pacific Corp.
2.40%, 02/05/30 (Call 11/05/29)(a)	18,719	19,997,457
3.25%, 02/05/50 (Call 08/05/49)(a)	21,260	22,933,530
3.70%, 03/01/29 (Call 12/01/28)	19,329	22,356,640
3.75%, 02/05/70 (Call 08/05/69)	12,391	13,559,951
3.80%, 10/01/51 (Call 04/01/51)	17,091	19,936,816
3.84%, 03/20/60 (Call 09/20/59)	25,447	28,946,937
3.95%, 09/10/28 (Call 06/10/28)(a)	18,204	21,343,562
United Parcel Service Inc.
3.05%, 11/15/27 (Call 08/15/27)(a)	7,630	8,514,984
3.40%, 03/15/29 (Call 12/15/28)	6,976	7,978,772
3.75%, 11/15/47 (Call 05/15/47)	15,709	18,905,973
3.90%, 04/01/25 (Call 03/01/25)	18,147	20,584,578
4.25%, 03/15/49 (Call 09/15/48)	10,788	13,690,743
4.45%, 04/01/30 (Call 01/01/30)(a)	14,240	17,685,875

Security	Par/ Shares (000)	Value

Transportation (continued)
5.30%, 04/01/50 (Call 10/01/49)	$19,904	$28,759,652
6.20%, 01/15/38	23,657	35,500,473

		797,241,825

Water — 0.0%
American Water Capital Corp.
3.75%, 09/01/47 (Call 03/01/47)(a)	12,485	14,488,533
6.59%, 10/15/37(a)	4,467	6,812,896

		21,301,429

Total Corporate Bonds & Notes — 97.2% (Cost: $52,152,678,487)		54,494,973,939

Short-Term Investments

Money Market Funds — 5.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.20%(e)(f)(g)	1,990,923	1,992,316,199
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.04%(e)(f)	1,038,294	1,038,294,000

		3,030,610,199

Total Short-Term Investments — 5.4% (Cost: $3,029,382,438)		3,030,610,199

Total Investments in Securities — 102.6% (Cost: $55,182,060,925)		57,525,584,138

Other Assets, Less Liabilities — (2.6)%		(1,481,806,150)

Net Assets — 100.0%		$56,043,777,988

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Rounds to less than 1,000.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period-end.
(g)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to a recently published shareholder report. Shareholder reports are available on the Fund’s website at iShares.com and on the U.S. Securities and Exchange Commission website at sec.gov.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$54,494,973,939	$—	$54,494,973,939
Money Market Funds	3,030,610,199	—	—	3,030,610,199

	$3,030,610,199	$54,494,973,939	$—	$57,525,584,138

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

October 31, 2020

	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$22,698,838,815	$54,494,973,939
Affiliated(c)	2,758,519,074	3,030,610,199
Cash	42,612,627	884,526
Receivables:
Investments sold	1,375,606	250,832,157
Securities lending income — Affiliated	620,124	409,402
Capital shares sold	—	4,663,555
Dividends	21,793	63,533
Interest	343,255,727	477,097,246

Total assets	25,845,243,766	58,259,534,557

LIABILITIES
Collateral on securities loaned, at value	2,318,185,395	1,990,517,612
Payables:
Investments purchased	114,726,598	209,899,294
Capital shares redeemed	3,464,747	8,610,139
Investment advisory fees	11,028,832	6,729,524

Total liabilities	2,447,405,572	2,215,756,569

NET ASSETS	$23,397,838,194	$56,043,777,988

NET ASSETS CONSIST OF:
Paid-in capital	$24,703,755,666	$51,798,992,511
Accumulated earnings (loss)	(1,305,917,472)	4,244,785,477

NET ASSETS	$23,397,838,194	$56,043,777,988

Shares outstanding	280,100,000	419,000,000

Net asset value	$83.53	$133.76

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$2,189,490,697	$1,923,933,201
(b) Investments, at cost — Unaffiliated	$23,236,059,634	$52,152,678,487
(c) Investments, at cost — Affiliated	$2,757,507,666	$3,029,382,438

F I N A N C I A L S T A T E M E N T S

Schedule of Investments February 29, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.5%
Lamar Media Corp.
3.75%, 02/15/28 (Call 02/15/23)(a)	$3,850	$3,838,450
4.00%, 02/15/30 (Call 02/15/25)(a)	2,695	2,695,000
5.00%, 05/01/23 (Call 05/01/20)	8,472	8,535,540
5.75%, 02/01/26 (Call 02/01/21)(b)	14,590	15,210,075
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.63%, 03/15/30 (Call 03/15/25)(a)	7,246	7,278,752
5.00%, 08/15/27 (Call 08/15/22)(a)(b)	9,833	10,140,281
5.63%, 02/15/24 (Call 02/15/21)(b)	6,289	6,401,686
Terrier Media Buyer Inc., 8.88%, 12/15/27 (Call 12/15/22)(a)	16,084	15,963,370

		70,063,154

Aerospace & Defense — 2.8%
Arconic Inc.
5.13%, 10/01/24 (Call 07/01/24)(b)	18,269	19,628,214
5.40%, 04/15/21 (Call 01/15/21)	17,065	17,335,758
5.87%, 02/23/22(b)	7,659	8,068,278
Bombardier Inc.
5.75%, 03/15/22(a)(b)	5,969	6,103,951
6.00%, 10/15/22 (Call 04/15/20)(a)(b)	17,708	17,398,110
6.13%, 01/15/23(a)(b)	19,244	19,485,091
7.50%, 12/01/24 (Call 12/01/20)(a)(b)	14,353	14,532,413
7.50%, 03/15/25 (Call 03/15/20)(a)(b)	22,291	22,012,362
7.88%, 04/15/27 (Call 04/15/22)(a)	30,167	29,940,747
8.75%, 12/01/21(a)(b)	14,179	15,175,950
Signature Aviation U.S. Holdings Inc.
4.00%, 03/01/28 (Call 03/01/23)(a)	9,401	9,196,716
5.38%, 05/01/26 (Call 05/01/21)(a)(b)	6,608	6,756,680
SSL Robotics LLC, 9.75%, 12/31/23 (Call 12/15/21)(a)	14,907	16,014,441
TransDigm Inc.
5.50%, 11/15/27 (Call 11/15/22)(a)(b)	40,376	40,325,530
6.25%, 03/15/26 (Call 03/15/22)(a)	62,470	66,296,287
6.38%, 06/15/26 (Call 06/15/21)(b)	12,539	12,868,149
6.50%, 07/15/24 (Call 07/15/20)(b)	16,304	16,670,840
6.50%, 05/15/25 (Call 05/15/20)(b)	10,558	10,854,944
7.50%, 03/15/27 (Call 03/15/22)	6,744	7,098,060
TransDigm UK Holdings PLC, 6.88%, 05/15/26 (Call 05/15/21)(b)	6,719	7,054,950
Triumph Group Inc.
6.25%, 09/15/24 (Call 09/15/20)(a)(b)	5,985	6,216,919
7.75%, 08/15/25 (Call 08/15/20)(b)	8,382	8,298,180

		377,332,570

Agriculture — 0.4%
JBS Investments GmbH, 6.25%, 02/05/23 (Call 02/05/21)(a)	6,595	6,657,653
JBS Investments II GmbH
5.75%, 01/15/28 (Call 07/30/22)(a)	10,330	10,794,850
7.00%, 01/15/26 (Call 01/15/22)(a)(b)	15,281	16,312,467
Vector Group Ltd.
6.13%, 02/01/25 (Call 02/01/21)(a)	12,751	12,313,003
10.50%, 11/01/26 (Call 11/01/21)(a)	9,206	9,182,985

		55,260,958

Airlines — 0.2%
Air Canada, 7.75%, 04/15/21(a)(b)	4,475	4,692,843
American Airlines Group Inc.
3.75%, 03/01/25(a)	9,655	8,858,463
5.00%, 06/01/22(a)(b)	8,765	8,809,219

Security	Par (000)	Value

Airlines (continued)
United Airlines Holdings Inc., 4.25%, 10/01/22(b)	$5,078	$5,078,000

		27,438,525

Apparel — 0.2%
Hanesbrands Inc.
4.63%, 05/15/24 (Call 02/15/24)(a)	12,563	13,128,335
4.88%, 05/15/26 (Call 02/15/26)(a)(b)	13,128	13,751,580

		26,879,915

Auto Manufacturers — 0.8%
Allison Transmission Inc.
4.75%, 10/01/27 (Call 10/01/22)(a)(b)	5,319	5,458,624
5.00%, 10/01/24 (Call 10/01/20)(a)(b)	13,535	13,682,667
5.88%, 06/01/29 (Call 06/01/24)(a)(b)	7,527	8,157,386
Fiat Chrysler Automobiles NV, 5.25%, 04/15/23(b)	23,480	24,648,952
Jaguar Land Rover Automotive PLC
4.50%, 10/01/27 (Call 07/01/27)(a)(b)	7,858	6,506,806
5.63%, 02/01/23 (Call 02/01/21)(a)(b)	7,097	6,890,534
Navistar International Corp., 6.63%, 11/01/25 (Call 11/01/20)(a)	15,500	16,081,250
Tesla Inc., 5.30%, 08/15/25 (Call 08/15/20)(a)(b)	27,367	27,024,912

		108,451,131

Auto Parts & Equipment — 1.1%
Adient Global Holdings Ltd., 4.88%, 08/15/26 (Call 08/15/21)(a)(b)	14,359	12,384,586
Adient U.S. LLC, 7.00%, 05/15/26 (Call 05/15/22)(a)(b)	9,563	9,945,582
American Axle & Manufacturing Inc.
6.25%, 04/01/25 (Call 04/01/20)(b)	10,067	9,801,614
6.25%, 03/15/26 (Call 03/15/21)(b)	5,681	5,443,818
6.50%, 04/01/27 (Call 04/01/22)	8,090	7,766,400
6.63%, 10/15/22 (Call 10/15/20)	4,019	4,054,166
Dana Financing Luxembourg Sarl, 5.75%, 04/15/25 (Call 04/15/20)(a)(b)	4,962	5,105,495
Dana Inc., 5.50%, 12/15/24 (Call 12/15/20)(b)	5,373	5,503,967
Goodyear Tire & Rubber Co. (The)
4.88%, 03/15/27 (Call 12/15/26)(b)	12,239	11,839,274
5.00%, 05/31/26 (Call 05/31/21)(b)	11,528	11,344,273
5.13%, 11/15/23 (Call 11/15/20)(b)	14,148	14,096,439
Panther BF Aggregator 2 LP/Panther Finance Co. Inc.
6.25%, 05/15/26 (Call 05/15/22)(a)	13,190	13,616,191
8.50%, 05/15/27 (Call 05/15/22)(a)(b)	30,043	30,520,870

		141,422,675

Banks — 1.2%
CIT Group Inc.
4.13%, 03/09/21 (Call 02/09/21)	6,854	6,914,635
4.75%, 02/16/24 (Call 11/16/23)	7,352	7,811,500
5.00%, 08/15/22	17,551	18,383,664
5.00%, 08/01/23(b)	10,681	11,371,927
5.25%, 03/07/25 (Call 12/07/24)(b)	7,020	7,704,450
6.13%, 03/09/28(b)	6,303	7,563,600
Deutsche Bank AG, 4.30%, 05/24/28 (Call 05/24/23)(b)(c)	23,284	22,458,119
Deutsche Bank AG/New York NY, 4.88%, 12/01/32 (Call 12/01/27)(c)	15,182	14,462,285
Fifth Third Bancorp., 5.10%, (Call 06/30/23)(b)(c)(d)	8,294	8,193,781
Freedom Mortgage Corp.
8.13%, 11/15/24 (Call 11/15/20)(a)	5,730	5,393,363
8.25%, 04/15/25 (Call 04/15/21)(a)	11,037	10,693,289
Intesa Sanpaolo SpA, 5.02%, 06/26/24(a)	31,659	33,186,249

		154,136,862

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials — 0.6%
Builders FirstSource Inc.
5.00%, 03/01/30 (Call 03/01/25)(a)	$5,470	$5,472,626
6.75%, 06/01/27 (Call 06/01/22)(a)(b)	474	510,735
Griffon Corp., 5.75%, 03/01/28 (Call 03/01/23)(a)	8,720	8,798,436
Standard Industries Inc./NJ
4.75%, 01/15/28 (Call 01/15/23)(a)(b)	16,370	16,847,857
5.00%, 02/15/27 (Call 02/15/22)(a)(b)	5,467	5,651,511
5.38%, 11/15/24 (Call 11/15/20)(a)	14,558	14,827,869
5.50%, 02/15/23 (Call 02/15/21)(a)(b)	473	478,912
6.00%, 10/15/25 (Call 10/15/20)(a)(b)	14,748	15,411,660
Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 07/15/23 (Call 07/15/20)	9,440	9,522,600

		77,522,206

Chemicals — 1.4%
Ashland LLC, 4.75%, 08/15/22 (Call 05/15/22)(b)	2,385	2,492,325
Blue Cube Spinco LLC
9.75%, 10/15/23 (Call 10/15/20)	9,523	10,073,632
10.00%, 10/15/25 (Call 10/15/20)	7,916	8,587,673
CF Industries Inc., 3.45%, 06/01/23(b)	8,851	8,961,638
Chemours Co. (The)
5.38%, 05/15/27 (Call 02/15/27)(b)	7,269	6,277,827
6.63%, 05/15/23 (Call 05/15/20)	14,546	14,068,891
7.00%, 05/15/25 (Call 05/15/20)(b)	10,682	9,960,965
NOVA Chemicals Corp.
4.88%, 06/01/24 (Call 03/03/24)(a)(b)	14,334	13,738,243
5.00%, 05/01/25 (Call 01/31/25)(a)	7,479	7,304,926
5.25%, 08/01/23 (Call 08/01/20)(a)	6,399	6,462,990
5.25%, 06/01/27 (Call 03/03/27)(a)	16,877	16,328,498
OCI NV
5.25%, 11/01/24 (Call 11/01/21)(a)(b)	10,865	10,989,494
6.63%, 04/15/23 (Call 04/15/20)(a)(b)	7,381	7,577,707
Olin Corp.
5.00%, 02/01/30 (Call 02/01/24)(b)	7,519	7,293,430
5.13%, 09/15/27 (Call 03/15/22)(b)	6,404	6,546,089
5.63%, 08/01/29 (Call 08/01/24)(b)	12,915	13,108,725
Tronox Finance PLC, 5.75%, 10/01/25 (Call 10/01/20)(a)(b)	5,752	5,456,395
Tronox Inc., 6.50%, 04/15/26 (Call 04/15/21)(a)(b)	8,924	8,544,730
Valvoline Inc., 4.25%, 02/15/30 (Call 02/15/25)(a)	9,285	9,157,331
WR Grace & Co.-Conn, 5.13%, 10/01/21(a)(b)	9,772	10,028,515

		182,960,024

Coal — 0.0%
Peabody Energy Corp.
6.00%, 03/31/22 (Call 03/31/20)(a)	67	57,117
6.38%, 03/31/25 (Call 03/31/20)(a)	91	62,763

		119,880

Commercial Services — 4.2%
ADT Security Corp. (The)
3.50%, 07/15/22(b)	13,327	13,320,744
4.13%, 06/15/23(b)	11,584	11,795,408
6.25%, 10/15/21(b)	13,185	13,774,128
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.63%, 07/15/26 (Call 07/15/22)(a)(b)	22,334	23,422,782
9.75%, 07/15/27 (Call 07/15/22)(a)	15,313	16,336,164
APX Group Inc.
6.75%, 02/15/27 (Call 02/15/23)(a)	3,910	3,787,813
7.63%, 09/01/23 (Call 09/01/20)(b)	9,185	8,748,713
7.88%, 12/01/22 (Call 12/01/20)	17,406	17,619,224

Security	Par (000)	Value

Commercial Services (continued)
8.75%, 12/01/20 (Call 03/13/20)	$264	$264,469
Avis Budget Car Rental LLC/Avis Budget Finance Inc., 5.75%, 07/15/27 (Call 07/15/22)(a)(b)	6,219	6,219,000
Garda World Security Corp., 4.63%, 02/15/27 (Call 02/15/23)(a)	8,450	8,344,375
GW B-CR Security Corp., 9.50%, 11/01/27 (Call 11/01/22)(a)(b)	7,500	7,931,250
Herc Holdings Inc., 5.50%, 07/15/27 (Call 07/15/22)(a)(b)	17,793	18,469,490
Hertz Corp. (The)
5.50%, 10/15/24 (Call 10/15/20)(a)(b)	11,636	11,191,578
6.00%, 01/15/28 (Call 01/15/23)(a)(b)	14,817	13,724,246
6.25%, 10/15/22 (Call 10/15/20)	6,008	5,870,947
7.13%, 08/01/26 (Call 08/01/22)(a)(b)	7,149	7,078,868
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 08/01/23 (Call 08/01/20)(a)(b)	20,134	20,762,181
MPH Acquisition Holdings LLC, 7.13%, 06/01/24 (Call 06/01/20)(a)(b)	24,611	22,893,644
Nielsen Co Luxembourg SARL/The
5.00%, 02/01/25 (Call 02/01/21)(a)(b)	7,518	7,499,205
5.50%, 10/01/21 (Call 03/30/20)(a)	7,851	7,836,279
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22 (Call 04/15/20)(a)(b)	35,417	35,339,083
Prime Security Services Borrower LLC/Prime Finance Inc.
5.25%, 04/15/24(a)(b)	11,869	12,251,033
5.75%, 04/15/26(a)(b)	19,070	19,832,800
6.25%, 01/15/28 (Call 01/15/23)(a)	21,688	21,043,866
Refinitiv U.S. Holdings Inc.
6.25%, 05/15/26 (Call 11/15/21)(a)	18,130	19,489,750
8.25%, 11/15/26 (Call 11/15/21)(a)	21,871	24,085,439
Service Corp. International/U.S.
4.63%, 12/15/27 (Call 12/15/22)(b)	7,518	7,836,168
5.13%, 06/01/29 (Call 06/01/24)(b)	10,907	11,793,194
5.38%, 05/15/24 (Call 05/15/20)(b)	10,647	10,846,631
ServiceMaster Co. LLC (The), 5.13%, 11/15/24 (Call 11/15/20)(a)	10,085	10,400,156
United Rentals North America Inc.
3.88%, 11/15/27 (Call 11/15/22)	11,250	11,348,438
4.00%, 07/15/30 (Call 07/15/25)	12,415	12,118,902
4.63%, 10/15/25 (Call 10/15/20)	10,907	11,084,239
4.88%, 01/15/28 (Call 01/15/23)(b)	24,609	25,394,027
5.25%, 01/15/30 (Call 01/15/25)(b)	10,872	11,489,722
5.50%, 07/15/25 (Call 07/15/20)	10,478	10,829,602
5.50%, 05/15/27 (Call 05/15/22)(b)	13,324	13,923,580
5.88%, 09/15/26 (Call 09/15/21)(b)	14,456	15,251,080
6.50%, 12/15/26 (Call 12/15/21)	14,887	15,916,685
Verscend Escrow Corp., 9.75%, 08/15/26 (Call 08/15/21)(a)(b)	18,227	19,867,430

		567,032,333

Computers — 1.4%
Banff Merger Sub Inc., 9.75%, 09/01/26 (Call 09/01/21)(a)(b)	22,936	23,057,847
Dell Inc., 4.63%, 04/01/21	4,375	4,419,844
Dell International LLC/EMC Corp.
5.88%, 06/15/21 (Call 06/15/20)(a)	13,872	13,958,700
7.13%, 06/15/24 (Call 06/15/20)(a)(b)	24,832	26,011,520
EMC Corp., 3.38%, 06/01/23 (Call 03/01/23)(b)	15,162	15,224,543

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
Exela Intermediate LLC/Exela Finance Inc., 10.00%, 07/15/23 (Call 07/15/20)(a)(b)	$14,676	$4,768,111
NCR Corp.
5.00%, 07/15/22 (Call 07/15/20)(b)	7,581	7,618,905
5.75%, 09/01/27 (Call 09/01/22)(a)	6,747	7,106,502
6.13%, 09/01/29 (Call 09/01/24)(a)(b)	7,501	8,140,835
6.38%, 12/15/23 (Call 12/15/20)(b)	9,141	9,311,242
Vericast Corp.
8.38%, 08/15/22 (Call 02/15/21)(a)	14,730	12,281,138
9.25%, 03/01/21 (Call 03/01/20)(a)(b)	12,271	12,166,185
Western Digital Corp., 4.75%, 02/15/26 (Call 11/15/25)(b)	36,088	37,260,860

		181,326,232

Cosmetics & Personal Care — 0.2%
Avon International Capital PLC, 6.50%, 08/15/22 (Call 08/15/20)(a)(b)	5,303	5,437,000
Avon International Operations Inc., 7.88%, 08/15/22 (Call 08/15/20)(a)(b)	5,471	5,603,190
Avon Products Inc., 7.00%, 03/15/23	7,276	7,785,320
Edgewell Personal Care Co.
4.70%, 05/19/21(b)	6,469	6,566,035
4.70%, 05/24/22(b)	6,589	6,739,756

		32,131,301

Distribution & Wholesale — 0.5%
American Builders & Contractors Supply Co. Inc.
4.00%, 01/15/28 (Call 01/15/23)(a)(b)	11,297	11,028,696
5.88%, 05/15/26 (Call 05/15/21)(a)(b)	7,967	8,255,804
Anixter Inc., 5.13%, 10/01/21	3,857	4,010,748
Performance Food Group Inc., 5.50%, 10/15/27 (Call 10/15/22)(a)(b)	16,559	17,469,745
Wolverine Escrow LLC
8.50%, 11/15/24 (Call 11/15/21)(a)	8,245	8,040,524
9.00%, 11/15/26 (Call 11/15/22)(a)	13,059	13,026,352
13.13%, 11/15/27 (Call 11/15/22)(a)(b)	8,645	9,110,017

		70,941,886

Diversified Financial Services — 2.6%
AerCap Holdings NV, 5.88%, 10/10/79 (Call 10/10/24)(b)(c)	11,324	11,493,860
Ally Financial Inc.
5.13%, 09/30/24	354	391,549
5.75%, 11/20/25 (Call 10/20/25)(b)	14,012	15,769,197
Credit Acceptance Corp.
5.13%, 12/31/24 (Call 12/31/21)(a)	4,930	5,129,345
6.63%, 03/15/26 (Call 03/15/22)(a)	5,662	5,952,192
LPL Holdings Inc.
4.63%, 11/15/27 (Call 11/15/22)(a)(b)	6,412	6,486,828
5.75%, 09/15/25 (Call 03/15/20)(a)(b)	2,140	2,222,256
Nationstar Mortgage Holdings Inc.
6.00%, 01/15/27 (Call 01/15/23)(a)(b)	10,105	10,265,467
8.13%, 07/15/23 (Call 07/15/20)(a)	14,039	14,645,935
9.13%, 07/15/26 (Call 07/15/21)(a)	9,913	10,727,766
Navient Corp.
5.00%, 03/15/27 (Call 09/15/26)(b)	11,841	11,467,416
5.50%, 01/25/23	15,686	16,097,758
5.88%, 10/25/24(b)	7,424	7,618,954
6.13%, 03/25/24(b)	12,541	12,981,189
6.50%, 06/15/22	14,688	15,348,960
6.75%, 06/25/25(b)	7,580	8,067,963
6.75%, 06/15/26(b)	7,806	8,277,326

Security	Par (000)	Value

Diversified Financial Services (continued)
7.25%, 01/25/22(b)	$11,438	$12,067,090
7.25%, 09/25/23(b)	7,718	8,345,088
Quicken Loans Inc.
5.25%, 01/15/28 (Call 01/15/23)(a)(b)	14,494	14,965,055
5.75%, 05/01/25 (Call 05/01/20)(a)(b)	18,203	18,680,829
Springleaf Finance Corp.
5.38%, 11/15/29 (Call 05/15/29)(b)	11,144	11,394,740
5.63%, 03/15/23	12,357	12,982,573
6.13%, 05/15/22(b)	14,625	15,487,205
6.13%, 03/15/24 (Call 09/15/23)(b)	18,051	19,053,237
6.63%, 01/15/28 (Call 07/15/27)(b)	11,941	13,110,223
6.88%, 03/15/25(b)	18,672	20,612,954
7.13%, 03/15/26(b)	24,237	26,903,070
7.75%, 10/01/21	7,509	8,013,434
8.25%, 12/15/20	492	511,688

		345,071,147

Electric — 2.5%
AES Corp./VA
4.00%, 03/15/21	9,169	9,214,845
4.50%, 03/15/23 (Call 03/15/20)(b)	7,937	7,921,126
4.88%, 05/15/23 (Call 05/15/20)(b)	9,803	9,747,858
5.13%, 09/01/27 (Call 09/01/22)(b)	8,955	9,302,006
5.50%, 04/15/25 (Call 04/15/20)(b)	9,010	9,216,509
6.00%, 05/15/26 (Call 05/15/21)(b)	11,136	11,567,680
Calpine Corp.
4.50%, 02/15/28 (Call 02/15/23)(a)(b)	17,430	16,690,724
5.13%, 03/15/28 (Call 03/15/23)(a)	22,195	20,929,308
5.25%, 06/01/26 (Call 06/01/21)(a)	18,799	18,953,505
5.50%, 02/01/24 (Call 02/01/21)(b)	7,482	7,449,266
5.75%, 01/15/25 (Call 10/15/20)(b)	17,704	17,740,293
Clearway Energy Operating LLC
4.75%, 03/15/28 (Call 03/15/23)(a)(b)	8,645	8,850,319
5.75%, 10/15/25 (Call 10/15/21)(b)	7,991	8,250,708
NextEra Energy Operating Partners LP
3.88%, 10/15/26 (Call 07/15/26)(a)	7,731	7,801,159
4.25%, 07/15/24 (Call 04/15/24)(a)	9,898	10,098,435
4.25%, 09/15/24 (Call 07/15/24)(a)(b)	8,293	8,369,296
4.50%, 09/15/27 (Call 06/15/27)(a)(b)	8,030	8,372,560
NRG Energy Inc.
5.25%, 06/15/29 (Call 06/15/24)(a)(b)	11,204	11,568,130
5.75%, 01/15/28 (Call 01/15/23)(b)	11,382	11,794,598
6.63%, 01/15/27 (Call 07/15/21)(b)	18,191	18,966,300
7.25%, 05/15/26 (Call 05/15/21)(b)	15,681	16,602,259
Talen Energy Supply LLC
6.50%, 06/01/25 (Call 06/01/20)	8,965	6,876,155
6.63%, 01/15/28 (Call 01/15/23)(a)(b)	4,871	4,688,198
7.25%, 05/15/27 (Call 05/15/22)(a)(b)	11,105	11,118,881
10.50%, 01/15/26 (Call 01/15/22)(a)(b)	11,308	9,876,831
Vistra Energy Corp., 5.88%, 06/01/23 (Call 06/01/20)	6,232	6,285,221
Vistra Operations Co. LLC
5.00%, 07/31/27 (Call 07/31/22)(a)(b)	20,284	20,538,225
5.50%, 09/01/26 (Call 09/01/21)(a)	13,351	13,542,921
5.63%, 02/15/27 (Call 02/15/22)(a)(b)	17,709	18,151,725

		340,485,041

Electrical Components & Equipment — 0.2%
Energizer Holdings Inc.
5.50%, 06/15/25 (Call 06/15/20)(a)(b)	6,905	7,055,934
6.38%, 07/15/26 (Call 07/15/21)(a)(b)	7,285	7,556,730

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electrical Components & Equipment (continued)
7.75%, 01/15/27 (Call 01/15/22)(a)(b)	$8,680	$9,439,500

		24,052,164

Electronics — 0.2%
Sensata Technologies BV
4.88%, 10/15/23(a)	7,470	7,936,875
5.00%, 10/01/25(a)	10,303	10,869,665
5.63%, 11/01/24(a)(b)	5,959	6,480,413
Sensata Technologies Inc., 4.38%, 02/15/30(a)	6,502	6,468,623

		31,755,576

Energy - Alternate Sources — 0.2%
TerraForm Power Operating LLC
4.25%, 01/31/23 (Call 10/31/22)(a)	5,235	5,333,156
4.75%, 01/15/30 (Call 01/15/25)(a)	10,941	11,310,259
5.00%, 01/31/28 (Call 07/31/27)(a)(b)	10,635	11,459,213

		28,102,628

Engineering & Construction — 0.3%
AECOM
5.13%, 03/15/27 (Call 12/15/26)	15,286	16,050,300
5.88%, 10/15/24 (Call 07/15/24)(b)	11,782	12,858,698
Brand Industrial Services Inc., 8.50%, 07/15/25 (Call 07/15/20)(a)(b)	15,326	14,885,378

		43,794,376

Entertainment — 2.1%
AMC Entertainment Holdings Inc.
5.75%, 06/15/25 (Call 06/15/20)(b)	9,046	7,372,490
5.88%, 11/15/26 (Call 11/15/21)(b)	9,076	7,255,127
6.13%, 05/15/27 (Call 05/15/22)(b)	7,654	6,052,439
Caesars Resort Collection LLC/CRC Finco Inc., 5.25%, 10/15/25 (Call 10/15/20)(a)(b)	26,860	26,658,550
Cedar Fair LP, 5.25%, 07/15/29 (Call 07/15/24)(a)(b)	7,570	7,570,000
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.38%, 04/15/27 (Call 04/15/22)(b)	7,103	7,253,939
Churchill Downs Inc.
4.75%, 01/15/28 (Call 01/15/23)(a)(b)	6,489	6,489,000
5.50%, 04/01/27 (Call 04/01/22)(a)(b)	8,913	9,244,564
Cinemark USA Inc.
4.88%, 06/01/23 (Call 06/01/20)(b)	9,139	9,104,729
5.13%, 12/15/22 (Call 12/15/20)(b)	5,063	5,088,315
Eldorado Resorts Inc.
6.00%, 04/01/25 (Call 04/01/20)(b)	12,820	13,396,900
6.00%, 09/15/26 (Call 09/15/21)	8,429	9,139,446
International Game Technology PLC
6.25%, 02/15/22 (Call 08/15/21)(a)	22,658	23,323,465
6.25%, 01/15/27 (Call 07/15/26)(a)(b)	10,649	11,617,127
6.50%, 02/15/25 (Call 08/15/24)(a)	17,476	18,939,615
Lions Gate Capital Holdings LLC
5.88%, 11/01/24 (Call 11/01/20)(a)(b)	7,813	7,576,266
6.38%, 02/01/24 (Call 02/01/21)(a)(b)	8,130	8,015,855
Live Nation Entertainment Inc., 4.75%, 10/15/27 (Call 10/15/22)(a)(b)	13,908	13,977,540
Scientific Games International Inc.
5.00%, 10/15/25 (Call 10/15/20)(a)	16,868	16,910,170
7.00%, 05/15/28 (Call 05/15/23)(a)(b)	10,697	10,429,575
7.25%, 11/15/29 (Call 11/15/24)(a)(b)	8,973	8,703,810
8.25%, 03/15/26 (Call 03/15/22)(a)(b)	15,969	16,403,357
Six Flags Entertainment Corp.
4.88%, 07/31/24 (Call 07/31/20)(a)	13,727	13,624,047
5.50%, 04/15/27 (Call 04/15/22)(a)(b)	8,176	7,887,387

Security	Par (000)	Value

Entertainment (continued)
Stars Group Holdings BV/Stars Group US Co-Borrower LLC, 7.00%, 07/15/26 (Call 07/15/21)(a)(b)	$14,059	$15,113,425

		287,147,138

Environmental Control — 0.4%
Covanta Holding Corp.
5.88%, 03/01/24 (Call 03/01/20)	5,507	5,579,279
5.88%, 07/01/25 (Call 07/01/20)(b)	6,343	6,509,504
6.00%, 01/01/27 (Call 01/01/22)(b)	6,221	6,296,170
GFL Environmental Inc.
5.13%, 12/15/26 (Call 12/15/22)(a)(b)	7,080	7,327,800
5.38%, 03/01/23 (Call 03/01/20)(a)	6,500	6,645,031
7.00%, 06/01/26 (Call 06/01/21)(a)(b)	9,568	10,058,360
8.50%, 05/01/27 (Call 05/01/22)(a)(b)	8,244	8,942,267

		51,358,411

Food — 2.8%
Albertsons Companies Inc./Safeway Inc./New Albertsons LP/Albertsons LLC
3.50%, 02/15/23 (Call 12/15/22)(a)(b)	7,535	7,519,779
4.63%, 01/15/27 (Call 01/15/22)(a)(b)	17,448	17,208,090
4.88%, 02/15/30 (Call 02/15/25)(a)(b)	15,495	15,521,633
5.75%, 03/15/25 (Call 09/15/20)	25,280	26,196,400
5.88%, 02/15/28 (Call 08/15/22)(a)(b)	11,750	12,241,150
6.63%, 06/15/24 (Call 06/15/20)	18,843	19,421,636
7.50%, 03/15/26 (Call 03/15/22)(a)(b)	11,403	12,628,823
B&G Foods Inc.
5.25%, 04/01/25 (Call 04/01/20)(b)	12,551	12,411,408
5.25%, 09/15/27 (Call 03/01/22)(b)	8,757	8,559,968
JBS USA LUX SA/JBS USA Finance Inc.
5.75%, 06/15/25 (Call 06/15/20)(a)(b)	15,866	16,282,482
5.88%, 07/15/24 (Call 07/15/20)(a)	12,299	12,540,053
6.75%, 02/15/28 (Call 02/15/23)(a)(b)	12,694	13,779,337
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance Inc.
5.50%, 01/15/30 (Call 01/15/25)(a)(b)	18,489	19,598,340
6.50%, 04/15/29 (Call 04/15/24)(a)(b)	20,834	22,650,725
Lamb Weston Holdings Inc.
4.63%, 11/01/24 (Call 11/01/21)(a)(b)	12,088	12,571,520
4.88%, 11/01/26 (Call 11/01/21)(a)(b)	10,708	11,109,550
Pilgrim’s Pride Corp.
5.75%, 03/15/25 (Call 03/15/20)(a)(b)	14,821	15,070,993
5.88%, 09/30/27 (Call 09/30/22)(a)(b)	12,856	13,338,100
Post Holdings Inc.
4.63%, 04/15/30 (Call 04/15/25)(a)	10,950	10,781,918
5.00%, 08/15/26 (Call 08/15/21)(a)	26,780	27,288,820
5.50%, 03/01/25 (Call 03/01/20)(a)(b)	20,169	20,999,660
5.50%, 12/15/29 (Call 12/15/24)(a)	15,052	15,616,450
5.63%, 01/15/28 (Call 12/01/22)(a)(b)	13,791	14,340,985
5.75%, 03/01/27 (Call 03/01/22)(a)(b)	23,246	24,202,805

		381,880,625

Food Service — 0.2%
Aramark Services Inc.
4.75%, 06/01/26 (Call 06/01/21)(b)	5,147	5,303,366
5.00%, 04/01/25 (Call 04/01/20)(a)(b)	8,626	8,901,853
5.00%, 02/01/28 (Call 02/01/23)(a)(b)	17,272	18,049,240

		32,254,459

Forest Products & Paper — 0.1%
Mercer International Inc., 7.38%, 01/15/25 (Call 01/15/21)(b)	8,186	8,288,325

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas — 0.3%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50%, 05/20/25 (Call 02/20/25)(b)	$9,332	$9,518,827
5.63%, 05/20/24 (Call 03/20/24)	10,069	10,468,739
5.75%, 05/20/27 (Call 02/20/27)(b)	8,949	9,358,864
5.88%, 08/20/26 (Call 05/20/26)(b)	10,732	11,208,429

		40,554,859

Hand & Machine Tools — 0.1%
Colfax Corp.
6.00%, 02/15/24 (Call 02/15/21)(a)(b)	6,747	6,988,070
6.38%, 02/15/26 (Call 02/15/22)(a)(b)	6,073	6,438,329

		13,426,399

Health Care - Products — 0.6%
Avantor Inc.
6.00%, 10/01/24 (Call 10/01/20)(a)(b)	21,728	22,868,720
9.00%, 10/01/25 (Call 10/01/20)(a)	31,811	34,753,518
Hologic Inc.
4.38%, 10/15/25 (Call 10/15/20)(a)(b)	13,509	13,769,363
4.63%, 02/01/28 (Call 02/01/23)(a)(b)	4,814	5,028,123
Ortho-Clinical Diagnostics Inc./Ortho-Clinical Diagnostics SA, 6.63%, 05/15/22 (Call 03/30/20)(a)(b)	2,947	2,924,013

		79,343,737

Health Care - Services — 8.0%
Acadia Healthcare Co. Inc., 5.63%, 02/15/23 (Call 02/15/21)	8,475	8,538,563
Centene Corp.
3.38%, 02/15/30 (Call 02/15/25)(a)	16,665	16,631,337
4.25%, 12/15/27 (Call 12/15/22)(a)	31,741	32,732,906
4.63%, 12/15/29 (Call 12/15/24)(a)	52,404	56,074,900
4.75%, 05/15/22 (Call 05/15/20)	20,334	20,576,991
4.75%, 01/15/25 (Call 01/15/21)(b)	22,883	23,461,940
4.75%, 01/15/25 (Call 01/15/21)(a)	3,059	3,136,393
5.25%, 04/01/25 (Call 04/01/20)(a)(b)	25,937	26,812,374
5.38%, 06/01/26 (Call 06/01/21)(a)(b)	39,029	41,089,731
5.38%, 08/15/26 (Call 08/15/21)(a)(b)	15,033	15,859,815
6.13%, 02/15/24 (Call 02/15/21)	13,759	14,181,401
Charles River Laboratories International Inc.
4.25%, 05/01/28 (Call 05/01/23)(a)	7,222	7,357,413
5.50%, 04/01/26 (Call 04/01/21)(a)(b)	7,041	7,426,988
CHS/Community Health Systems Inc.
6.25%, 03/31/23 (Call 03/31/20)(b)	46,052	45,807,924
6.63%, 02/15/25 (Call 02/15/22)(a)	12,316	12,545,847
6.88%, 04/01/28 (Call 04/01/23)(a)	36,731	20,934,947
8.00%, 03/15/26 (Call 03/15/22)(a)	29,587	30,569,288
8.00%, 12/15/27 (Call 12/15/22)(a)	14,808	15,138,095
8.13%, 06/30/24 (Call 06/30/21)(a)(b)	18,377	16,909,688
8.63%, 01/15/24 (Call 01/15/21)(a)	14,526	15,184,729
9.88%, 06/30/23 (Call 06/30/20)(a)(e)	25,390	24,160,108
DaVita Inc.
5.00%, 05/01/25 (Call 05/01/20)(b)	21,361	21,724,137
5.13%, 07/15/24 (Call 07/15/20)(b)	26,797	27,131,963
Encompass Health Corp.
4.50%, 02/01/28 (Call 02/01/23)	7,076	7,174,003
4.75%, 02/01/30 (Call 02/01/25)(b)	7,323	7,577,474
5.75%, 11/01/24 (Call 11/01/20)	9,027	9,110,500
Envision Healthcare Corp., 8.75%, 10/15/26 (Call 10/15/21)(a)(b)	18,184	9,682,980
HCA Healthcare Inc., 6.25%, 02/15/21	13,587	14,101,268

Security	Par (000)	Value

Health Care - Services (continued)
HCA Inc.
3.50%, 09/01/30 (Call 03/01/30)	$31,875	$31,234,312
5.38%, 02/01/25	42,504	46,988,172
5.38%, 09/01/26 (Call 03/01/26)(b)	16,007	17,788,049
5.63%, 09/01/28 (Call 03/01/28)(b)	22,689	25,719,456
5.88%, 05/01/23(b)	19,758	21,609,943
5.88%, 02/15/26 (Call 08/15/25)(b)	24,071	27,200,230
5.88%, 02/01/29 (Call 08/01/28)	14,719	17,037,243
7.50%, 02/15/22	38,884	42,925,992
LifePoint Health Inc., 4.38%, 02/15/27 (Call 02/15/22)(a)	3,930	3,876,388
MEDNAX Inc.
5.25%, 12/01/23 (Call 12/01/20)(a)(b)	10,500	10,270,418
6.25%, 01/15/27 (Call 01/15/22)(a)(b)	15,253	14,681,013
Molina Healthcare Inc., 5.38%, 11/15/22 (Call 08/15/22)(b)	9,520	9,929,646
RegionalCare Hospital Partners Holdings Inc./LifePoint Health Inc., 9.75%, 12/01/26 (Call 12/01/21)(a)(b)	23,831	25,504,134
Select Medical Corp., 6.25%, 08/15/26 (Call 08/15/22)(a)(b)	16,437	17,537,457
Tenet Healthcare Corp.
4.63%, 07/15/24 (Call 07/15/20)	28,221	28,573,762
4.63%, 09/01/24 (Call 09/01/21)(a)(b)	8,296	8,430,810
4.88%, 01/01/26 (Call 03/01/22)(a)(b)	32,089	32,690,669
5.13%, 05/01/25 (Call 05/01/20)(b)	20,288	20,440,160
5.13%, 11/01/27 (Call 11/01/22)(a)	22,942	23,831,003
6.25%, 02/01/27 (Call 02/01/22)(a)(b)	21,423	22,494,150
6.75%, 06/15/23(b)	28,203	30,273,334
7.00%, 08/01/25 (Call 08/01/20)(b)	5,903	6,077,630
8.13%, 04/01/22(b)	41,928	45,426,892

		1,082,174,566

Holding Companies - Diversified — 0.6%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.75%, 09/15/24 (Call 06/15/24)(a)(b)	14,240	14,524,800
5.25%, 05/15/27 (Call 11/15/26)(a)(b)	16,018	16,098,090
6.25%, 02/01/22 (Call 02/01/21)(b)	16,492	16,774,343
6.25%, 05/15/26 (Call 05/15/22)	19,596	20,112,551
6.38%, 12/15/25 (Call 12/15/20)(b)	11,569	11,975,753
6.75%, 02/01/24 (Call 02/01/21)	6,529	6,773,838

		86,259,375

Home Builders — 1.6%
Brookfield Residential Properties Inc./Brookfield Residential U.S. Corp.
4.88%, 02/15/30 (Call 02/15/25)(a)	7,380	7,345,314
6.13%, 07/01/22 (Call 07/01/20)(a)	8,596	8,719,353
6.25%, 09/15/27 (Call 09/15/22)(a)(b)	7,198	7,413,940
KB Home, 7.00%, 12/15/21 (Call 09/15/21)	5,666	6,013,042
Lennar Corp.
4.13%, 01/15/22 (Call 10/15/21)	8,254	8,450,032
4.50%, 04/30/24 (Call 01/30/24)(b)	9,112	9,704,280
4.75%, 04/01/21 (Call 02/01/21)	5,534	5,623,928
4.75%, 11/15/22 (Call 08/15/22)(b)	7,508	7,864,630
4.75%, 05/30/25 (Call 02/28/25)(b)	6,229	6,710,502
4.75%, 11/29/27 (Call 05/29/27)(b)	15,501	17,056,835
4.88%, 12/15/23 (Call 09/15/23)	5,206	5,563,913
5.88%, 11/15/24 (Call 05/15/24)(b)	5,649	6,305,696
Mattamy Group Corp.
4.63%, 03/01/30 (Call 03/01/25)(a)	6,145	5,961,695
5.25%, 12/15/27 (Call 12/15/22)(a)(b)	7,000	7,296,450

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Home Builders (continued)
6.50%, 10/01/25 (Call 10/01/20)(a)(b)	$8,179	$8,798,886
Meritage Homes Corp., 6.00%, 06/01/25 (Call 03/01/25)	5,530	6,228,162
PulteGroup Inc.
4.25%, 03/01/21 (Call 02/01/21)	4,922	4,983,525
5.00%, 01/15/27 (Call 10/15/26)	8,275	9,108,921
5.50%, 03/01/26 (Call 12/01/25)(b)	11,855	13,067,026
Taylor Morrison Communities Inc.
5.75%, 01/15/28 (Call 10/15/27)(a)	5,792	6,390,053
5.88%, 01/31/25 (Call 01/31/21)(a)	10,367	10,619,747
5.88%, 06/15/27 (Call 03/15/27)(a)(b)	7,206	8,070,977
Toll Brothers Finance Corp.
3.80%, 11/01/29 (Call 08/01/29)(b)	7,450	7,532,775
4.35%, 02/15/28 (Call 11/15/27)(b)	5,888	6,216,079
4.38%, 04/15/23 (Call 01/15/23)(b)	5,076	5,305,898
4.88%, 03/15/27 (Call 12/15/26)(b)	6,090	6,643,825
5.88%, 02/15/22 (Call 11/15/21)	4,441	4,668,498
TRI Pointe Group Inc./TRI Pointe Homes Inc., 5.88%, 06/15/24(b)	5,623	6,093,926

		213,757,908

Home Furnishings — 0.1%
Tempur Sealy International Inc.
5.50%, 06/15/26 (Call 06/15/21)(b)	8,039	8,410,804
5.63%, 10/15/23 (Call 10/15/20)(b)	4,556	4,642,287

		13,053,091

Household Products & Wares — 0.2%
Prestige Brands Inc.
5.13%, 01/15/28 (Call 01/15/23)(a)(b)	6,075	6,272,438
6.38%, 03/01/24 (Call 03/01/20)(a)(b)	9,696	10,011,120
Spectrum Brands Inc., 5.75%, 07/15/25 (Call 07/15/20)(b)	14,179	14,568,922

		30,852,480

Insurance — 0.5%
Acrisure LLC/Acrisure Finance Inc.
7.00%, 11/15/25 (Call 11/15/20)(a)	14,780	14,356,553
8.13%, 02/15/24 (Call 02/15/21)(a)(b)	12,445	13,191,700
10.13%, 08/01/26 (Call 08/01/22)(a)(b)	5,733	6,191,640
Genworth Holdings Inc., 7.63%, 09/24/21	7,956	8,173,915
HUB International Ltd., 7.00%, 05/01/26 (Call 05/01/21)(a)(b)	20,038	20,313,522

		62,227,330

Internet — 2.7%
Match Group Inc.
4.13%, 08/01/30 (Call 05/01/25)(a)	8,350	8,183,000
5.00%, 12/15/27 (Call 12/15/22)(a)(b)	5,922	6,174,385
6.38%, 06/01/24 (Call 06/01/20)	4,744	4,914,547
Netflix Inc.
4.38%, 11/15/26(b)	14,074	14,732,624
4.88%, 04/15/28(b)	23,553	24,795,656
4.88%, 06/15/30 (Call 03/15/30)(a)(b)	16,419	17,189,325
5.38%, 02/01/21	3,030	3,090,600
5.38%, 11/15/29(a)(b)	13,472	14,623,385
5.50%, 02/15/22	9,694	10,147,679
5.75%, 03/01/24(b)	5,307	5,836,795
5.88%, 02/15/25(b)	10,992	12,246,874
5.88%, 11/15/28(b)	27,545	30,934,412
6.38%, 05/15/29	11,457	13,148,053
NortonLifeLock Inc. 3.95%, 06/15/22 (Call 03/15/22)(b)	4,801	4,881,108

Security	Par (000)	Value

Internet (continued)
5.00%, 04/15/25 (Call 04/15/20)(a)(b)	$15,999	$16,142,991
Photo Holdings Merger Sub Inc., 8.50%, 10/01/26 (Call 10/01/22)(a)(b)	12,517	11,892,777
Uber Technologies Inc.
7.50%, 11/01/23 (Call 11/01/20)(a)	7,148	7,458,864
7.50%, 09/15/27 (Call 09/15/22)(a)	18,295	19,072,538
8.00%, 11/01/26 (Call 11/01/21)(a)	21,677	22,571,176
VeriSign Inc.
4.63%, 05/01/23 (Call 05/01/20)(b)	9,414	9,495,431
4.75%, 07/15/27 (Call 07/15/22)(b)	7,538	7,852,184
5.25%, 04/01/25 (Call 01/01/25)(b)	6,817	7,389,628
Zayo Group LLC/Zayo Capital Inc.
5.75%, 01/15/27 (Call 01/15/22)(a)	36,269	37,039,716
6.00%, 04/01/23 (Call 04/01/20)	28,563	29,143,186
6.38%, 05/15/25 (Call 05/15/20)	18,838	19,279,516

		358,236,450

Iron & Steel — 0.4%
AK Steel Corp., 7.63%, 10/01/21 (Call 03/30/20)(b)	4,464	4,471,971
Allegheny Technologies Inc., 7.88%, 08/15/23 (Call 05/15/23)(b)	8,363	8,865,365
Cleveland-Cliffs Inc.
4.88%, 01/15/24 (Call 01/15/21)(a)(b)	4,680	4,485,488
5.75%, 03/01/25 (Call 03/01/20)(b)	10,327	9,405,315
5.88%, 06/01/27 (Call 06/01/22)(a)(b)	10,536	8,871,523
U.S. Steel Corp.
6.25%, 03/15/26 (Call 03/15/21)(b)	10,467	8,465,186
6.88%, 08/15/25 (Call 08/15/20)(b)	11,002	9,502,978

		54,067,826

Leisure Time — 0.2%
Sabre GLBL Inc.
5.25%, 11/15/23 (Call 11/15/20)(a)	5,619	5,620,124
5.38%, 04/15/23 (Call 04/15/20)(a)(b)	7,668	7,668,000
Viking Cruises Ltd., 5.88%, 09/15/27 (Call 09/15/22)(a)(b)	12,369	11,023,871
VOC Escrow Ltd., 5.00%, 02/15/28 (Call 02/15/23)(a)(b)	9,333	8,353,035

		32,665,030

Lodging — 2.2%
Boyd Gaming Corp.
4.75%, 12/01/27 (Call 12/01/22)(a)(b)	15,225	15,074,729
6.00%, 08/15/26 (Call 08/15/21)(b)	9,448	9,764,004
6.38%, 04/01/26 (Call 04/01/21)(b)	11,270	11,793,368
Diamond Resorts International Inc.
7.75%, 09/01/23 (Call 09/01/20)(a)(b)	7,450	7,450,000
10.75%, 09/01/24 (Call 09/01/20)(a)(b)	9,123	9,157,211
Hilton Domestic Operating Co. Inc.
4.25%, 09/01/24 (Call 09/01/20)	14,417	14,489,085
4.88%, 01/15/30 (Call 01/15/25)(b)	15,146	15,695,043
5.13%, 05/01/26 (Call 05/01/21)(b)	23,100	23,713,305
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.
4.63%, 04/01/25 (Call 04/01/20)(b)	11,433	11,475,874
4.88%, 04/01/27 (Call 04/01/22)(b)	8,431	8,622,015
Marriott Ownership Resorts Inc./ILG LLC, 6.50%, 09/15/26 (Call 09/15/21)(b)	8,593	9,226,734
MGM Resorts International
4.63%, 09/01/26 (Call 06/01/26)(b)	8,922	9,346,555
5.50%, 04/15/27 (Call 01/15/27)	18,306	19,884,892
5.75%, 06/15/25 (Call 03/15/25)(b)	18,320	20,197,479
6.00%, 03/15/23(b)	17,401	18,757,789

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Lodging (continued)
7.75%, 03/15/22	$12,942	$14,139,135
Station Casinos LLC, 4.50%, 02/15/28 (Call 02/15/23)(a)	8,175	7,776,469
Wyndham Destinations Inc.
3.90%, 03/01/23 (Call 12/01/22)	6,279	6,267,698
4.25%, 03/01/22 (Call 12/01/21)	7,178	7,151,083
5.75%, 04/01/27 (Call 01/01/27)	7,376	7,797,907
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
4.25%, 05/30/23 (Call 02/28/23)(a)(b)	6,309	6,324,773
5.25%, 05/15/27 (Call 02/15/27)(a)(b)	12,008	11,647,760
5.50%, 03/01/25 (Call 12/01/24)(a)(b)	29,849	29,289,331

		295,042,239

Machinery — 0.2%
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26 (Call 04/15/21)(a)	9,320	8,854,000
Vertiv Group Corp., 9.25%, 10/15/24 (Call 10/15/20)(a)	17,027	18,205,030

		27,059,030

Manufacturing — 0.2%
Foxtrot Escrow Issuer LLC/Foxtrot Escrow Corp., 12.25%, 11/15/26 (Call 11/15/22)(a)(b)	12,342	12,619,695
FXI Holdings Inc., 7.88%, 11/01/24 (Call 11/01/20)(a)	8,099	7,618,122

		20,237,817

Media — 11.5%
Altice Financing SA
5.00%, 01/15/28 (Call 01/15/23)(a)(b)	19,048	18,517,513
7.50%, 05/15/26 (Call 05/15/21)(a)(b)	39,905	42,448,944
Altice Luxembourg SA, 7.63%, 02/15/25 (Call 02/15/21)(a)(b)	12,335	12,811,769
AMC Networks Inc.
4.75%, 12/15/22 (Call 12/15/20)	12,295	12,379,528
4.75%, 08/01/25 (Call 08/01/21)(b)	10,513	10,478,307
5.00%, 04/01/24 (Call 04/01/20)(b)	15,444	15,540,525
CCO Holdings LLC/CCO Holdings Capital Corp.
4.00%, 03/01/23 (Call 11/01/20)(a)(b)	6,386	6,431,979
4.50%, 08/15/30 (Call 02/15/25)(a)	11,285	11,422,522
4.75%, 03/01/30 (Call 09/01/24)(a)(b)	57,588	59,092,964
5.00%, 02/01/28 (Call 08/01/22)(a)(b)	36,341	37,794,640
5.13%, 02/15/23 (Call 02/15/21)	17,986	18,118,197
5.13%, 05/01/23 (Call 05/01/20)(a)(b)	17,130	17,373,246
5.13%, 05/01/27 (Call 05/01/22)(a)(b)	51,174	53,220,960
5.25%, 09/30/22 (Call 09/30/20)	17,920	18,116,224
5.38%, 05/01/25 (Call 05/01/20)(a)(b)	10,109	10,388,008
5.38%, 06/01/29 (Call 06/01/24)(a)(b)	22,118	23,555,670
5.50%, 05/01/26 (Call 05/01/21)(a)	22,667	23,602,014
5.75%, 09/01/23 (Call 03/01/20)(b)	9,120	9,206,640
5.75%, 02/15/26 (Call 02/15/21)(a)(b)	38,225	39,742,532
5.88%, 04/01/24 (Call 04/01/20)(a)	25,999	26,706,173
5.88%, 05/01/27 (Call 05/01/21)(a)(b)	11,539	12,029,408
Clear Channel Worldwide Holdings Inc.
5.13%, 08/15/27 (Call 08/15/22)(a)(b)	17,878	17,895,419
9.25%, 02/15/24 (Call 02/15/21)(a)(b)	29,665	31,519,062
CSC Holdings LLC
5.25%, 06/01/24(b)	11,508	12,450,978
5.38%, 07/15/23 (Call 07/15/20)(a)	14,835	15,145,793
5.38%, 02/01/28 (Call 02/01/23)(a)(b)	13,734	14,339,308
5.50%, 05/15/26 (Call 05/15/21)(a)	20,705	21,455,556
5.50%, 04/15/27 (Call 04/15/22)(a)(b)	19,193	20,188,637
5.75%, 01/15/30 (Call 01/15/25)(a)	34,176	36,271,987
6.50%, 02/01/29 (Call 02/01/24)(a)(b)	26,085	28,986,956

Security	Par (000)	Value

Media (continued)
6.63%, 10/15/25 (Call 10/15/20)(a)(b)	$11,781	$12,355,324
6.75%, 11/15/21(b)	16,035	17,030,509
7.50%, 04/01/28 (Call 04/01/23)(a)(b)	14,917	16,705,474
7.75%, 07/15/25 (Call 07/15/20)(a)(b)	8,814	9,273,981
10.88%, 10/15/25 (Call 10/15/20)(a)	26,228	28,777,362
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%, 08/15/26 (Call 08/15/22)(a)	46,006	42,325,520
6.63%, 08/15/27 (Call 08/15/22)(a)(b)	27,302	21,930,525
DISH DBS Corp.
5.00%, 03/15/23(b)	22,607	23,115,657
5.88%, 07/15/22	29,363	30,638,822
5.88%, 11/15/24(b)	29,539	30,316,910
6.75%, 06/01/21	31,678	32,882,081
7.75%, 07/01/26(b)	30,692	32,978,554
Gray Television Inc.
5.13%, 10/15/24 (Call 10/15/20)(a)(b)	6,464	6,625,600
5.88%, 07/15/26 (Call 07/15/21)(a)(b)	9,690	9,980,700
7.00%, 05/15/27 (Call 05/15/22)(a)(b)	12,209	13,224,667
iHeartCommunications Inc.
4.75%, 01/15/28 (Call 01/15/23)(a)(b)	6,722	6,688,390
5.25%, 08/15/27 (Call 08/15/22)(a)	10,349	10,698,279
6.38%, 05/01/26 (Call 05/01/22)	14,040	15,110,550
8.38%, 05/01/27 (Call 05/01/22)(b)	22,858	24,794,073
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (Call 10/15/22)(a)	19,186	20,140,503
Meredith Corp., 6.88%, 02/01/26 (Call 02/01/21)(b)	20,588	20,742,410
Nexstar Broadcasting Inc.
5.63%, 08/01/24 (Call 08/01/20)(a)(b)	11,696	12,029,336
5.63%, 07/15/27 (Call 07/15/22)(a)	26,506	27,466,842
Quebecor Media Inc., 5.75%, 01/15/23(b)	12,153	12,968,543
Sinclair Television Group Inc.
5.13%, 02/15/27 (Call 08/15/21)(a)(b)	5,645	5,558,632
5.50%, 03/01/30 (Call 12/01/24)(a)(b)	7,558	7,461,636
5.63%, 08/01/24 (Call 08/01/20)(a)(b)	11,170	11,390,608
Sirius XM Radio Inc.
3.88%, 08/01/22 (Call 08/01/20)(a)	13,557	13,689,436
4.63%, 05/15/23 (Call 05/15/20)(a)	6,510	6,561,429
4.63%, 07/15/24 (Call 07/15/21)(a)(b)	22,985	23,700,983
5.00%, 08/01/27 (Call 08/01/22)(a)(b)	22,761	23,788,204
5.38%, 04/15/25 (Call 04/15/20)(a)	13,043	13,417,986
5.38%, 07/15/26 (Call 07/15/21)(a)(b)	13,023	13,495,084
5.50%, 07/01/29 (Call 07/01/24)(a)(b)	18,862	20,223,836
TEGNA Inc.
4.63%, 03/15/28 (Call 03/15/23)(a)(b)	15,165	14,703,226
5.00%, 09/15/29 (Call 09/15/24)(a)(b)	16,777	16,567,288
Telenet Finance Luxembourg Note SARL, 5.50%, 03/01/28 (Call 12/01/22)(a)	14,500	15,315,625
Univision Communications Inc.
5.13%, 05/15/23 (Call 05/15/20)(a)(b)	18,695	18,190,235
5.13%, 02/15/25 (Call 02/15/21)(a)(b)	23,085	21,775,707
UPC Holding BV, 5.50%, 01/15/28 (Call 10/15/22)(a)	7,661	7,773,770
ViacomCBS Inc.
5.88%, 02/28/57 (Call 02/28/22)(b)(c)	10,422	10,579,789
6.25%, 02/28/57 (Call 02/28/27)(b)(c)	10,572	11,232,750
Videotron Ltd.
5.00%, 07/15/22	9,966	10,298,615
5.13%, 04/15/27 (Call 04/15/22)(a)(b)	8,188	8,583,890
5.38%, 06/15/24 (Call 03/15/24)(a)(b)	8,590	9,296,012

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
Virgin Media Finance PLC, 6.00%, 10/15/24 (Call 10/15/20)(a)(b)	$6,450	$6,598,746
Virgin Media Secured Finance PLC
5.50%, 08/15/26 (Call 08/15/21)(a)(b)	11,924	12,263,148
5.50%, 05/15/29 (Call 05/15/24)(a)	20,547	21,009,307
Ziggo Bond Co. BV
5.13%, 02/28/30 (Call 02/15/25)(a)(b)	2,145	2,135,004
6.00%, 01/15/27 (Call 01/15/22)(a)(b)	13,695	14,431,106
Ziggo BV
4.88%, 01/15/30 (Call 10/15/24)(a)(b)	7,868	8,140,437
5.50%, 01/15/27 (Call 01/15/22)(a)	38,459	40,206,119

		1,544,420,679

Mining — 1.9%
Alcoa Nederland Holding BV
6.13%, 05/15/28 (Call 05/15/23)(a)(b)	7,371	7,573,703
6.75%, 09/30/24 (Call 09/30/20)(a)(b)	10,874	11,159,443
7.00%, 09/30/26 (Call 09/30/21)(a)(b)	6,116	6,467,670
Constellium SE
5.75%, 05/15/24 (Call 05/15/20)(a)	8,702	8,885,395
5.88%, 02/15/26 (Call 11/15/20)(a)(b)	8,793	8,935,886
6.63%, 03/01/25 (Call 03/01/20)(a)(b)	11,026	11,232,737
FMG Resources August 2006 Pty Ltd.
4.50%, 09/15/27 (Call 06/15/27)(a)(b)	9,254	8,999,515
4.75%, 05/15/22 (Call 02/15/22)(a)(b)	11,533	11,720,411
5.13%, 03/15/23 (Call 12/15/22)(a)(b)	8,443	8,706,844
5.13%, 05/15/24 (Call 02/15/24)(a)(b)	11,189	11,552,642
Freeport-McMoRan Inc.
3.55%, 03/01/22 (Call 12/01/21)	34,394	34,786,092
3.88%, 03/15/23 (Call 12/15/22)	33,174	33,427,781
4.13%, 03/01/28 (Call 03/01/23)	8,650	8,196,740
4.25%, 03/01/30 (Call 03/01/25)	8,650	8,132,730
4.55%, 11/14/24 (Call 08/14/24)(b)	15,384	15,576,300
5.00%, 09/01/27 (Call 09/01/22)(b)	6,637	6,535,454
5.25%, 09/01/29 (Call 09/01/24)(b)	6,982	7,016,910
Novelis Corp.
4.75%, 01/30/30 (Call 01/30/25)(a)(b)	23,031	22,627,957
5.88%, 09/30/26 (Call 09/30/21)(a)(b)	28,687	29,726,904

		261,261,114

Office & Business Equipment — 0.5%
CDW LLC/CDW Finance Corp.
4.25%, 04/01/28 (Call 10/01/22)	8,013	8,156,558
5.00%, 09/01/25 (Call 03/01/20)(b)	11,866	12,255,205
5.50%, 12/01/24 (Call 06/01/24)(b)	7,926	8,745,449
Pitney Bowes Inc.
4.63%, 05/15/22 (Call 04/15/22)	1,799	1,819,239
4.63%, 03/15/24 (Call 12/15/23)(b)	882	840,546
5.20%, 04/01/23 (Call 03/01/23)	3,955	3,890,731
Xerox Corp.
4.13%, 03/15/23 (Call 02/15/23)(b)	13,142	13,437,695
4.50%, 05/15/21(b)	14,700	14,958,720

		64,104,143

Oil & Gas — 6.3%
Aker BP ASA
4.75%, 06/15/24 (Call 06/15/21)(a)	1,039	1,081,241
5.88%, 03/31/25 (Call 03/31/21)(a)	7,989	8,355,535
6.00%, 07/01/22 (Call 07/01/20)(a)(b)	3,954	4,071,024
American Energy- Permian Basin LLC, 12.00%, 10/01/24 (Call 10/01/21)(a)	2,267	1,552,895

Security	Par (000)	Value

Oil & Gas (continued)
Antero Resources Corp.
5.00%, 03/01/25 (Call 03/01/20)(b)	$8,906	$4,546,513
5.13%, 12/01/22 (Call 06/01/20)(b)	11,829	7,215,690
5.38%, 11/01/21 (Call 11/01/20)(b)	13,850	11,421,956
5.63%, 06/01/23 (Call 06/01/20)(b)	11,234	6,066,360
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
7.00%, 11/01/26 (Call 11/01/21)(a)	9,773	5,723,313
10.00%, 04/01/22 (Call 04/01/20)(a)	14,748	12,498,930
California Resources Corp., 8.00%, 12/15/22 (Call 12/15/20)(a)(b)	28,461	6,353,383
Callon Petroleum Co.
6.13%, 10/01/24 (Call 10/01/20)(b)	8,882	7,083,395
6.38%, 07/01/26 (Call 07/01/21)(b)	6,215	4,839,931
Calumet Specialty Products Partners LP/Calumet Finance Corp., 11.00%, 04/15/25 (Call 10/15/21)(a)(b)	7,997	8,436,835
Chesapeake Energy Corp.
7.00%, 10/01/24 (Call 04/01/21)	991	341,637
11.50%, 01/01/25 (Call 01/01/22)(a)(b)	37,401	21,412,072
Citgo Holding Inc., 9.25%, 08/01/24 (Call 08/01/21)(a)	21,410	22,266,400
CNX Resources Corp.
5.88%, 04/15/22 (Call 04/15/20)	13,429	12,356,947
7.25%, 03/14/27 (Call 03/14/22)(a)(b)	7,687	5,686,535
Comstock Resources Inc.
7.50%, 05/15/25 (Call 05/15/20)(a)	11,550	8,543,535
9.75%, 08/15/26 (Call 08/15/21)(b)	10,828	9,048,147
CrownRock LP/CrownRock Finance Inc., 5.63%, 10/15/25 (Call 10/15/20)(a)(b)	17,608	16,947,700
CVR Energy Inc.
5.25%, 02/15/25 (Call 02/15/22)(a)	8,499	7,963,121
5.75%, 02/15/28 (Call 02/15/23)(a)	6,515	6,213,030
Denbury Resources Inc.
7.75%, 02/15/24 (Call 08/15/20)(a)	7,666	4,273,795
9.00%, 05/15/21 (Call 12/15/20)(a)(b)	8,370	7,313,288
9.25%, 03/31/22 (Call 03/31/20)(a)(b)	8,106	6,201,090
Diamond Offshore Drilling Inc., 7.88%, 08/15/25 (Call 05/15/25)	8,036	5,675,425
Endeavor Energy Resources LP/EER Finance Inc.
5.50%, 01/30/26 (Call 01/30/21)(a)	7,037	6,924,549
5.75%, 01/30/28 (Call 01/30/23)(a)(b)	14,906	14,628,748
Extraction Oil & Gas Inc.
5.63%, 02/01/26 (Call 02/01/21)(a)	12,768	4,468,800
7.38%, 05/15/24 (Call 05/15/20)(a)	3,828	1,425,930
Gulfport Energy Corp.
6.00%, 10/15/24 (Call 10/15/20)(b)	10,534	3,553,580
6.38%, 05/15/25 (Call 05/15/20)	6,647	2,185,201
Hilcorp Energy I LP/Hilcorp Finance Co.
5.00%, 12/01/24 (Call 06/01/20)(a)(b)	7,304	5,770,160
5.75%, 10/01/25 (Call 04/01/20)(a)(b)	8,236	6,562,419
6.25%, 11/01/28 (Call 11/01/23)(a)(b)	8,855	6,641,250
Laredo Petroleum Inc.
9.50%, 01/15/25 (Call 01/15/22)	9,970	7,178,400
10.13%, 01/15/28 (Call 01/15/23)(b)	5,675	4,015,942
Matador Resources Co., 5.88%, 09/15/26 (Call 09/15/21)(b)	16,651	14,902,645
MEG Energy Corp.
6.50%, 01/15/25 (Call 01/15/21)(a)	12,812	12,619,820
7.00%, 03/31/24 (Call 09/30/20)(a)(b)	12,679	12,013,352
7.13%, 02/01/27 (Call 02/01/23)(a)	16,940	16,008,300

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Moss Creek Resources Holdings Inc.
7.50%, 01/15/26 (Call 01/15/21)(a)(b)	$10,254	$6,022,687
10.50%, 05/15/27 (Call 05/15/22)(a)(b)	8,459	5,745,071
Murphy Oil Corp.
4.45%, 12/01/22 (Call 09/01/22)	178	181,836
5.75%, 08/15/25 (Call 08/18/20)(b)	6,414	6,222,510
5.88%, 12/01/27 (Call 12/01/22)(b)	8,996	8,789,812
6.88%, 08/15/24 (Call 08/15/20)	9,145	9,138,370
Nabors Industries Inc.
4.63%, 09/15/21(b)	1,496	1,488,520
5.00%, 09/15/20(b)	494	495,235
5.50%, 01/15/23 (Call 11/15/22)(b)	4,437	4,093,133
5.75%, 02/01/25 (Call 11/01/24)(b)	11,073	7,944,877
Nabors Industries Ltd.
7.25%, 01/15/26 (Call 07/15/22)(a)(b)	8,260	7,547,575
7.50%, 01/15/28 (Call 01/15/23)(a)	6,274	5,672,742
Noble Holding International Ltd.
7.88%, 02/01/26 (Call 02/01/21)(a)(b)	12,837	7,949,389
7.95%, 04/01/25 (Call 01/01/25)(b)	4,672	1,792,880
Oasis Petroleum Inc.
6.25%, 05/01/26 (Call 05/01/21)(a)(b)	5,827	3,583,605
6.88%, 03/15/22 (Call 03/30/20)	13,484	10,584,940
Pacific Drilling SA, 8.38%, 10/01/23 (Call 09/01/20)(a)	11,338	8,837,971
Parkland Fuel Corp.
5.88%, 07/15/27 (Call 07/15/22)(a)(b)	7,387	7,608,462
6.00%, 04/01/26 (Call 04/01/21)(a)(b)	6,464	6,690,240
Parsley Energy LLC/Parsley Finance Corp.
4.13%, 02/15/28 (Call 02/15/23)(a)	4,960	4,650,000
5.25%, 08/15/25 (Call 08/15/20)(a)	7,483	7,454,939
5.38%, 01/15/25 (Call 01/15/21)(a)	10,118	10,143,295
5.63%, 10/15/27 (Call 10/15/22)(a)(b)	10,219	10,150,022
6.25%, 06/01/24 (Call 06/01/20)(a)	6,215	6,507,727
PBF Holding Co. LLC/PBF Finance Corp.
6.00%, 02/15/28 (Call 02/15/23)(a)(b)	15,865	15,677,476
7.25%, 06/15/25 (Call 06/15/20)(b)	10,895	11,194,612
PDC Energy Inc.
5.75%, 05/15/26 (Call 05/15/21)(b)	9,264	8,244,960
6.13%, 09/15/24 (Call 09/15/20)(b)	6,045	5,636,358
Puma International Financing SA
5.00%, 01/24/26 (Call 01/24/21)(a)	10,170	9,518,696
5.13%, 10/06/24 (Call 10/06/20)(a)	9,356	9,060,959
QEP Resources Inc.
5.25%, 05/01/23 (Call 02/01/23)(b)	10,248	9,038,736
5.38%, 10/01/22 (Call 07/01/22)	6,991	6,379,288
5.63%, 03/01/26 (Call 12/01/25)(b)	7,843	6,235,185
Range Resources Corp.
4.88%, 05/15/25 (Call 02/15/25)(b)	10,643	6,732,191
5.00%, 08/15/22 (Call 05/15/22)	11,839	9,799,049
5.00%, 03/15/23 (Call 12/15/22)(b)	11,775	8,533,342
9.25%, 02/01/26 (Call 02/01/22)(a)	6,850	4,594,980
Seven Generations Energy Ltd.
5.38%, 09/30/25 (Call 09/30/20)(a)	11,248	10,260,426
6.75%, 05/01/23 (Call 05/01/20)(a)(b)	4,427	4,383,660
6.88%, 06/30/23 (Call 06/30/20)(a)	6,391	6,387,006
SM Energy Co.
5.00%, 01/15/24 (Call 07/15/20)	4,999	3,913,217
5.63%, 06/01/25 (Call 06/01/20)(b)	5,129	3,941,516
6.13%, 11/15/22 (Call 11/15/20)(b)	6,203	5,604,043
6.63%, 01/15/27 (Call 01/15/22)(b)	9,481	7,347,775
6.75%, 09/15/26 (Call 09/15/21)(b)	9,346	7,281,118

Security	Par (000)	Value

Oil & Gas (continued)
Southwestern Energy Co.
6.20%, 01/23/25 (Call 10/23/24)(b)	$11,828	$8,731,193
7.50%, 04/01/26 (Call 04/01/21)(b)	12,405	9,290,207
7.75%, 10/01/27 (Call 10/01/22)(b)	6,083	4,607,873
Sunoco LP/Sunoco Finance Corp.
4.88%, 01/15/23 (Call 01/15/21)(b)	15,092	15,163,687
5.50%, 02/15/26 (Call 02/15/21)(b)	11,009	11,175,236
5.88%, 03/15/28 (Call 03/15/23)(b)	7,333	7,555,282
6.00%, 04/15/27 (Call 04/15/22)(b)	8,220	8,428,856
Transocean Guardian Ltd., 5.88%, 01/15/24 (Call 07/15/21)(a)	10,022	9,923,400
Transocean Inc.
7.25%, 11/01/25 (Call 11/01/21)(a)(b)	10,835	8,911,787
7.50%, 01/15/26 (Call 01/15/21)(a)(b)	9,821	8,188,259
8.00%, 02/01/27 (Call 02/01/23)(a)(b)	12,325	10,286,239
Transocean Pontus Ltd., 6.13%, 08/01/25 (Call 08/01/21)(a)(b)	8,412	8,429,152
Transocean Poseidon Ltd., 6.88%, 02/01/27 (Call 02/01/22)(a)(b)	6,951	7,056,655
Transocean Sentry Ltd., 5.38%, 05/15/23 (Call 05/16/21)(a)(b)	5,722	5,572,570
Valaris PLC
4.88%, 06/01/22 (Call 03/01/22)	8,811	5,727,150
7.75%, 02/01/26 (Call 11/01/25)(b)	15,813	6,285,668
Whiting Petroleum Corp.
5.75%, 03/15/21 (Call 12/15/20)(b)	10,653	6,125,475
6.25%, 04/01/23 (Call 01/01/23)	5,021	2,259,450
6.63%, 01/15/26 (Call 10/15/25)(b)	15,284	5,655,080
WPX Energy Inc.
4.50%, 01/15/30 (Call 01/15/25)(b)	13,490	12,831,351
5.25%, 09/15/24 (Call 06/15/24)(b)	9,550	9,523,737
5.25%, 10/15/27 (Call 09/30/22)(b)	7,701	7,597,037
5.75%, 06/01/26 (Call 06/01/21)	8,093	8,055,368
8.25%, 08/01/23 (Call 06/01/23)	5,655	6,305,325

		845,135,287

Oil & Gas Services — 0.8%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25%, 04/01/28 (Call 04/01/23)(a)	7,915	7,749,709
6.88%, 04/01/27 (Call 04/01/22)(a)(b)	7,895	8,002,411
KCA Deutag UK Finance PLC
9.63%, 04/01/23 (Call 04/01/20)(a)(b)	5,183	3,200,503
9.88%, 04/01/22 (Call 04/01/20)(a)(b)	7,797	4,855,192
SESI LLC
7.13%, 12/15/21 (Call 03/30/20)(a)(b)	15,521	12,751,472
7.75%, 09/15/24 (Call 09/15/20)	6,337	3,073,445
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24 (Call 10/15/20)(a)(b)	3,294	3,368,319
Transocean Proteus Ltd., 6.25%, 12/01/24 (Call 12/01/20)(a)	3,691	3,692,148
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26 (Call 04/01/21)(b)	10,785	10,463,877
6.88%, 09/01/27 (Call 09/01/22)	12,413	12,071,642
Weatherford International Ltd., 11.00%, 12/01/24 (Call 12/01/21)(a)(b)	32,815	31,124,755

		100,353,473

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Packaging & Containers — 3.0%
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
4.13%, 08/15/26 (Call 08/15/22)(a)(b)	$7,571	$7,552,073
4.25%, 09/15/22 (Call 03/15/20)(a)(b)	10,876	10,933,969
5.25%, 08/15/27 (Call 08/15/22)(a)(b)	11,062	11,269,413
6.00%, 02/15/25 (Call 02/15/21)(a)	25,819	26,916,307
Ball Corp.
4.00%, 11/15/23	15,374	15,921,699
4.88%, 03/15/26 (Call 12/15/25)(b)	11,411	12,573,496
5.00%, 03/15/22	9,520	9,900,800
5.25%, 07/01/25(b)	13,395	14,622,652
Berry Global Inc.
4.50%, 02/15/26 (Call 02/15/21)(a)(b)	6,904	6,813,385
4.88%, 07/15/26 (Call 07/15/22)(a)(b)	19,511	19,895,367
5.13%, 07/15/23 (Call 07/15/20)(b)	9,982	9,995,047
5.50%, 05/15/22 (Call 05/15/20)(b)	6,242	6,270,702
5.63%, 07/15/27 (Call 07/15/22)(a)(b)	6,561	6,823,440
6.00%, 10/15/22 (Call 10/15/20)(b)	746	757,899
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50%, 01/15/23	14,141	14,374,326
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26 (Call 03/31/26)(b)	5,724	5,917,185
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (Call 02/01/21)(b)	13,156	13,567,125
Flex Acquisition Co. Inc.
6.88%, 01/15/25 (Call 01/15/21)(a)(b)	9,191	9,016,371
7.88%, 07/15/26 (Call 07/15/21)(a)(b)	8,240	8,314,675
Graphic Packaging International LLC
3.50%, 03/15/28(a)	7,100	7,006,848
4.75%, 04/15/21 (Call 01/15/21)(b)	225	228,802
LABL Escrow Issuer LLC
6.75%, 07/15/26 (Call 07/15/22)(a)	10,548	11,062,215
10.50%, 07/15/27 (Call 07/15/22)(a)(b)	10,025	10,375,875
Mauser Packaging Solutions Holding Co.
5.50%, 04/15/24 (Call 04/15/20)(a)(b)	23,690	23,594,055
7.25%, 04/15/25 (Call 04/15/20)(a)(b)	20,665	20,028,311
Owens-Brockway Glass Container Inc.
5.00%, 01/15/22(a)(b)	7,179	7,386,473
5.88%, 08/15/23(a)(b)	10,535	11,193,964
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu
5.13%, 07/15/23 (Call 07/15/20)(a)	27,388	27,661,880
7.00%, 07/15/24 (Call 07/15/20)(a)(b)	10,117	10,293,505
Sealed Air Corp.
4.00%, 12/01/27 (Call 09/01/27)(a)	7,378	7,359,555
4.88%, 12/01/22 (Call 09/01/22)(a)(b)	5,115	5,334,945
5.13%, 12/01/24 (Call 09/01/24)(a)(b)	6,123	6,562,847
5.25%, 04/01/23 (Call 01/01/23)(a)(b)	5,653	5,970,981
5.50%, 09/15/25 (Call 06/15/25)(a)(b)	4,728	5,136,343
Trivium Packaging Finance BV
5.50%, 08/15/26 (Call 08/15/22)(a)(b)	16,416	17,032,421
8.50%, 08/15/27 (Call 08/15/22)(a)(b)	10,791	11,389,037

		399,053,988

Pharmaceuticals — 4.1%
Bausch Health Americas Inc.
8.50%, 01/31/27 (Call 01/17/22)(a)(b)	26,987	29,685,700
9.25%, 04/01/26 (Call 04/01/22)(a)(b)	22,170	24,853,494
Bausch Health Companies Inc.
5.00%, 01/30/28 (Call 01/30/23)(a)	17,087	16,766,619
5.25%, 01/30/30 (Call 01/30/25)(a)(b)	15,828	15,669,720

Security	Par (000)	Value

Pharmaceuticals (continued)
5.50%, 03/01/23 (Call 03/01/20)(a)(b)	$7,750	$7,763,147
5.50%, 11/01/25 (Call 11/01/20)(a)(b)	29,054	29,978,960
5.75%, 08/15/27 (Call 08/15/22)(a)(b)	7,089	7,540,924
5.88%, 05/15/23 (Call 05/15/20)(a)(b)	345	346,294
6.13%, 04/15/25 (Call 04/15/20)(a)(b)	49,735	50,742,134
6.50%, 03/15/22 (Call 03/15/20)(a)	18,450	18,702,765
7.00%, 03/15/24 (Call 03/15/20)(a)	29,742	30,721,502
7.00%, 01/15/28 (Call 01/15/23)(a)(b)	11,937	12,773,784
7.25%, 05/30/29 (Call 05/30/24)(a)	14,728	16,099,545
9.00%, 12/15/25 (Call 12/15/21)(a)	25,589	28,454,628
Elanco Animal Health Inc.
4.66%, 08/27/21	5,209	5,380,542
5.02%, 08/28/23 (Call 07/28/23)(b)	10,441	11,176,305
5.65%, 08/28/28 (Call 05/28/28)(b)	11,027	12,607,307
Endo Dac/Endo Finance LLC/Endo Finco Inc.
6.00%, 07/15/23 (Call 07/15/20)(a)(b)	21,532	16,995,423
6.00%, 02/01/25 (Call 02/01/21)(a)(b)	15,542	11,967,340
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
5.63%, 10/15/23 (Call 10/15/20)(a)(b)	6,455	3,756,407
5.75%, 08/01/22 (Call 08/01/20)(a)(b)	7,093	5,442,265
Par Pharmaceutical Inc., 7.50%, 04/01/27 (Call 04/01/22)(a)	25,100	26,505,600
Teva Pharmaceutical Finance Netherlands III BV
2.20%, 07/21/21(b)	31,373	30,455,208
2.80%, 07/21/23	45,010	41,915,562
3.15%, 10/01/26(b)	54,538	47,238,361
6.00%, 04/15/24 (Call 01/15/24)	15,036	15,261,540
6.75%, 03/01/28 (Call 12/01/27)(b)	20,119	21,351,289
7.13%, 01/31/25 (Call 10/31/24)(a)(b)	11,991	12,629,470

		552,781,835

Pipelines — 3.1%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 09/15/24 (Call 09/15/20)	7,142	5,429,706
5.75%, 03/01/27 (Call 03/01/22)(a)(b)	10,818	7,332,440
5.75%, 01/15/28 (Call 01/15/23)(a)(b)	9,361	6,365,480
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.13%, 11/15/22 (Call 11/15/20)(a)(b)	11,588	10,620,981
Buckeye Partners LP
3.95%, 12/01/26 (Call 09/01/26)(b)	2,000	1,910,058
4.13%, 03/01/25 (Call 02/01/25)(a)	5,945	5,945,595
4.15%, 07/01/23 (Call 04/01/23)(b)	539	543,662
4.50%, 03/01/28 (Call 12/01/27)(a)	5,105	4,939,088
6.38%, 01/22/78 (Call 01/22/23)(c)	9,177	7,395,132
Cheniere Energy Partners LP
4.50%, 10/01/29 (Call 10/01/24)(a)(b)	22,811	21,808,913
5.25%, 10/01/25 (Call 10/01/20)(b)	24,153	24,190,739
5.63%, 10/01/26 (Call 10/01/21)(b)	14,755	14,828,775
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.63%, 05/01/27 (Call 05/01/22)(a)	10,152	9,415,980
5.75%, 04/01/25 (Call 04/01/20)(b)	6,438	6,148,290
6.25%, 04/01/23 (Call 04/01/20)	10,183	9,750,732
DCP Midstream Operating LP
3.88%, 03/15/23 (Call 12/15/22)(b)	6,598	6,552,507
4.75%, 09/30/21 (Call 06/30/21)(a)(b)	5,131	5,088,413
5.13%, 05/15/29 (Call 02/15/29)(b)	9,970	9,720,750
5.38%, 07/15/25 (Call 04/15/25)(b)	12,492	13,105,638
5.85%, 05/21/43 (Call 05/21/23)(a)(c)	7,550	6,606,250

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
EnLink Midstream Partners LP
4.15%, 06/01/25 (Call 03/01/25)(b)	$10,762	$9,096,042
4.40%, 04/01/24 (Call 01/01/24)	7,856	7,119,500
4.85%, 07/15/26 (Call 04/15/26)(b)	9,315	7,962,870
Genesis Energy LP/Genesis Energy Finance Corp.
6.00%, 05/15/23 (Call 05/15/20)(b)	6,103	5,721,563
6.25%, 05/15/26 (Call 02/15/21)	6,901	5,762,335
6.50%, 10/01/25 (Call 10/01/20)	7,812	6,598,796
7.75%, 02/01/28 (Call 02/01/23)(b)	11,680	10,050,640
Global Partners LP/GLP Finance Corp., 7.00%, 08/01/27 (Call 08/01/22)	6,872	7,107,744
Hess Midstream Operations LP
5.13%, 06/15/28 (Call 06/15/23)(a)(b)	8,140	7,956,850
5.63%, 02/15/26 (Call 02/15/21)(a)(b)	13,153	13,065,401
NGL Energy Partners LP/NGL Energy Finance Corp.
7.50%, 11/01/23 (Call 11/01/20)	9,240	8,547,000
7.50%, 04/15/26 (Call 04/15/22)	7,706	6,742,750
NuStar Logistics LP
5.63%, 04/28/27 (Call 01/28/27)	8,743	8,919,521
6.00%, 06/01/26 (Call 03/01/26)(b)	6,708	7,009,105
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
4.75%, 10/01/23 (Call 10/01/20)(a)(b)	5,344	5,135,246
5.50%, 09/15/24 (Call 09/15/20)(a)(b)	9,395	8,739,229
5.50%, 01/15/28 (Call 01/15/23)(a)(b)	12,713	11,317,113
6.00%, 03/01/27 (Call 03/01/23)(a)(b)	6,970	6,612,787
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.25%, 11/15/23 (Call 05/15/20)(b)	6,966	6,859,420
5.00%, 01/15/28 (Call 01/15/23)(b)	12,473	12,344,528
5.13%, 02/01/25 (Call 02/01/21)	6,025	6,070,188
5.25%, 05/01/23 (Call 11/01/20)(b)	7,159	7,171,748
5.38%, 02/01/27 (Call 02/01/22)(b)	7,160	7,195,800
5.50%, 03/01/30 (Call 03/01/25)(a)(b)	16,360	16,339,550
5.88%, 04/15/26 (Call 04/15/21)(b)	14,465	14,700,056
6.50%, 07/15/27 (Call 07/15/22)(b)	9,956	10,366,685
6.75%, 03/15/24 (Call 09/15/20)(b)	8,871	9,037,331
6.88%, 01/15/29 (Call 01/15/24)(b)	10,485	11,310,694

		422,559,621

Real Estate — 0.4%
Howard Hughes Corp. (The), 5.38%, 03/15/25 (Call 03/15/20)(a)(b)	14,707	15,056,291
Kennedy-Wilson Inc., 5.88%, 04/01/24 (Call 04/01/20)(b)	16,258	16,565,377
Realogy Group LLC/Realogy Co-Issuer Corp.
4.88%, 06/01/23 (Call 03/01/23)(a)(b)	4,976	4,935,570
5.25%, 12/01/21 (Call 12/01/20)(a)(b)	7,024	7,050,340
9.38%, 04/01/27 (Call 04/01/22)(a)	8,299	8,506,475

		52,114,053

Real Estate Investment Trusts — 3.4%
Brookfield Property REIT Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26 (Call 05/15/22)(a)	16,415	16,230,331
CBL & Associates LP
5.25%, 12/01/23 (Call 09/01/23)	5,013	2,517,905
5.95%, 12/15/26 (Call 09/15/26)(b)	10,772	4,362,660
Diversified Healthcare Trust, 4.75%, 02/15/28 (Call 08/15/27)(b)	8,282	8,668,863
Equinix Inc., 5.38%, 05/15/27 (Call 05/15/22)	122	131,370

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
ESH Hospitality Inc.
4.63%, 10/01/27 (Call 10/01/22)(a)(b)	$10,839	$10,540,927
5.25%, 05/01/25 (Call 05/01/20)(a)(b)	18,480	18,618,600
Iron Mountain Inc.
4.38%, 06/01/21 (Call 06/01/20)(a)(b)	5,505	5,495,426
4.88%, 09/15/27 (Call 09/15/22)(a)(b)	14,693	14,839,930
4.88%, 09/15/29 (Call 09/15/24)(a)(b)	14,540	14,380,060
5.25%, 03/15/28 (Call 12/27/22)(a)(b)	12,037	12,461,906
5.75%, 08/15/24 (Call 08/15/20)(b)	14,993	15,105,447
6.00%, 08/15/23 (Call 08/15/20)	8,486	8,655,720
iStar Inc.
4.25%, 08/01/25 (Call 05/01/25)	8,095	7,992,194
4.75%, 10/01/24 (Call 07/01/24)(b)	10,411	10,655,763
5.25%, 09/15/22 (Call 09/15/20)	6,092	6,198,610
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/27 (Call 02/01/23)(a)	11,566	10,960,173
5.25%, 03/15/22 (Call 09/15/21)(a)	7,395	7,545,451
5.25%, 10/01/25 (Call 10/01/20)(a)	4,917	4,998,539
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc.
4.50%, 09/01/26 (Call 06/01/26)(b)	7,768	8,127,270
5.63%, 05/01/24 (Call 02/01/24)(b)	14,320	15,501,400
5.75%, 02/01/27 (Call 11/01/26)	11,902	13,032,690
MPT Operating Partnership LP/MPT Finance Corp.
4.63%, 08/01/29 (Call 08/01/24)(b)	12,899	13,576,197
5.00%, 10/15/27 (Call 09/07/22)(b)	21,052	22,020,603
5.25%, 08/01/26 (Call 08/01/21)(b)	6,102	6,361,335
6.38%, 03/01/24 (Call 03/01/20)(b)	8,777	9,062,252
Ryman Hospitality Properties Inc., 4.75%, 10/15/27 (Call 10/15/22)(a)(b)	9,957	10,079,268
SBA Communications Corp.
3.88%, 02/15/27 (Call 02/15/23)(a)	9,275	9,471,089
4.00%, 10/01/22 (Call 10/01/20)(b)	13,237	13,411,818
4.88%, 09/01/24 (Call 09/01/20)(b)	22,432	23,034,972
Starwood Property Trust Inc.
3.63%, 02/01/21 (Call 11/01/20)	4,254	4,222,095
4.75%, 03/15/25 (Call 09/15/24)(b)	7,075	7,263,667
5.00%, 12/15/21 (Call 09/15/21)(b)	8,624	8,640,170
Uniti Group LP/Uniti Fiber Holdings Inc./CSL Capital LLC
7.13%, 12/15/24 (Call 12/15/20)(a)(b)	9,586	8,646,872
7.88%, 02/15/25 (Call 02/15/22)(a)	18,350	18,946,375
Uniti Group LP/Uniti Group Finance Inc./CSL Capital LLC
6.00%, 04/15/23 (Call 04/15/20)(a)(b)	9,888	9,739,371
8.25%, 10/15/23 (Call 04/15/20)(b)	19,212	17,867,160
VICI Properties LP/VICI Note Co. Inc.
3.50%, 02/15/25 (Call 02/15/22)(a)	6,000	6,009,300
3.75%, 02/15/27 (Call 02/15/23)(a)	5,015	4,987,576
4.13%, 08/15/30 (Call 02/15/25)(a)	9,565	9,517,175
4.25%, 12/01/26 (Call 12/01/22)(a)(b)	23,335	23,512,346
4.63%, 12/01/29 (Call 12/01/24)(a)	18,098	18,720,119
Washington Prime Group LP, 6.45%, 08/15/24 (Call 06/15/24)	90	74,025

		462,185,020

Retail — 3.7%
1011778 BC ULC/New Red Finance Inc.
3.88%, 01/15/28 (Call 09/15/22)(a)	9,532	9,472,425
4.25%, 05/15/24 (Call 05/15/20)(a)	22,247	22,334,653

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
4.38%, 01/15/28 (Call 11/15/22)(a)(b)	$11,304	$11,330,169
5.00%, 10/15/25 (Call 10/15/20)(a)	47,932	48,305,870
Asbury Automotive Group Inc.
4.50%, 03/01/28 (Call 03/01/23)(a)	1,800	1,799,100
4.75%, 03/01/30 (Call 03/01/25)(a)	6,800	6,808,500
Beacon Roofing Supply Inc., 4.88%, 11/01/25 (Call 11/01/20)(a)(b)	20,447	19,859,149
eG Global Finance PLC
6.75%, 02/07/25 (Call 05/15/21)(a)	13,963	13,681,559
8.50%, 10/30/25 (Call 10/30/21)(a)	8,101	8,341,600
Ferrellgas LP/Ferrellgas Finance Corp.
6.50%, 05/01/21 (Call 03/30/20)(b)	7,043	6,039,372
6.75%, 01/15/22 (Call 03/30/20)(b)	7,819	6,567,960
6.75%, 06/15/23 (Call 06/15/20)(b)	7,608	6,362,190
Golden Nugget Inc.
6.75%, 10/15/24 (Call 10/15/20)(a)	19,815	19,462,170
8.75%, 10/01/25 (Call 10/01/20)(a)(b)	10,066	10,091,165
JC Penney Corp. Inc.
5.88%, 07/01/23 (Call 07/01/20)(a)	6,680	5,502,650
8.63%, 03/15/25 (Call 03/15/21)(a)(b)	6,363	3,499,650
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.75%, 06/01/27 (Call 06/01/22)(a)(b)	11,943	12,211,717
5.00%, 06/01/24 (Call 06/01/20)(a)	17,365	17,595,454
5.25%, 06/01/26 (Call 06/01/21)(a)(b)	16,889	17,311,394
L Brands Inc.
5.25%, 02/01/28(b)	8,073	7,812,091
5.63%, 02/15/22	11,328	11,899,434
5.63%, 10/15/23	5,231	5,636,403
6.63%, 04/01/21	5,946	6,182,750
7.50%, 06/15/29 (Call 06/15/24)(b)	7,474	7,885,070
Neiman Marcus Group Ltd. LLC/Neiman Marcus Group LLC/Mariposa Borrower/NMG
8.00%, 10/25/24 (Call 03/30/20)(a)	9,568	2,827,852
8.75%, 10/25/24 (Call 03/30/20)(a)(b)	5,429	1,633,548
Penske Automotive Group Inc.
5.50%, 05/15/26 (Call 05/15/21)(b)	6,761	6,988,248
5.75%, 10/01/22 (Call 10/01/20)(b)	7,191	7,287,180
PetSmart Inc.
5.88%, 06/01/25 (Call 06/01/20)(a)	21,001	21,133,306
7.13%, 03/15/23 (Call 03/15/20)(a)	28,056	27,459,810
8.88%, 06/01/25 (Call 06/01/20)(a)	9,578	9,563,872
QVC Inc.
4.38%, 03/15/23	12,148	12,626,428
4.45%, 02/15/25 (Call 11/15/24)	9,613	9,823,885
4.75%, 02/15/27 (Call 11/15/26)	8,490	8,372,413
4.85%, 04/01/24	10,295	10,798,855
5.13%, 07/02/22	6,054	6,387,071
Rite Aid Corp.
6.13%, 04/01/23 (Call 04/01/20)(a)	21,699	19,881,709
7.50%, 07/01/25 (Call 07/01/22)(a)	6,980	6,982,909
Staples Inc.
7.50%, 04/15/26 (Call 04/15/22)(a)(b)	28,802	28,774,998
10.75%, 04/15/27 (Call 04/15/22)(a)(b)	15,742	15,318,934
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.50%, 06/01/24 (Call 06/01/20)(b)	6,786	6,718,140
Yum! Brands Inc., 4.75%, 01/15/30 (Call 10/15/29)(a)(b)	12,373	12,838,349

		501,410,002

Security	Par (000)	Value

Semiconductors — 0.2%
Qorvo Inc.
4.38%, 10/15/29 (Call 10/15/24)(a)(b)	$7,945	$8,183,747
5.50%, 07/15/26 (Call 07/15/21)(b)	12,015	12,437,568
Sensata Technologies UK Financing Co. PLC, 6.25%, 02/15/26 (Call 02/15/21)(a)(b)	9,717	10,149,406

		30,770,721

Software — 2.5%
CDK Global Inc.
4.88%, 06/01/27 (Call 06/01/22)	8,969	9,242,555
5.00%, 10/15/24 (Call 07/15/24)(b)	6,183	6,725,249
5.25%, 05/15/29 (Call 05/15/24)(a)(b)	7,632	8,086,257
5.88%, 06/15/26 (Call 06/15/21)(b)	6,721	7,023,445
Change Healthcare Holdings LLC/Change Healthcare Finance Inc., 5.75%, 03/01/25 (Call 03/01/20)(a)(b)	15,828	16,006,065
Dun & Bradstreet Corp./The
6.88%, 08/15/26 (Call 02/15/22)(a)(b)	9,699	10,396,164
10.25%, 02/15/27 (Call 02/15/22)(a)(b)	9,994	11,249,746
Infor U.S. Inc., 6.50%, 05/15/22 (Call 05/15/20)	24,504	24,597,115
IQVIA Inc.
5.00%, 10/15/26 (Call 10/15/21)(a)(b)	15,020	15,612,634
5.00%, 05/15/27 (Call 05/15/22)(a)(b)	16,283	16,832,551
MSCI Inc.
3.63%, 09/01/30 (Call 03/01/25)(a)	4,115	4,120,144
4.00%, 11/15/29 (Call 11/15/24)(a)(b)	14,020	14,545,750
4.75%, 08/01/26 (Call 08/01/21)(a)(b)	6,474	6,722,990
5.38%, 05/15/27 (Call 05/15/22)(a)	5,277	5,646,390
5.75%, 08/15/25 (Call 08/15/20)(a)	11,013	11,440,965
Open Text Corp.
3.88%, 02/15/28 (Call 02/15/23)(a)	6,540	6,458,250
5.63%, 01/15/23 (Call 01/15/21)(a)	12,163	12,322,943
5.88%, 06/01/26 (Call 06/01/21)(a)(b)	18,554	19,644,048
Open Text Holdings Inc., 4.13%, 02/15/30 (Call 02/15/25)(a)(b)	14,540	14,467,300
PTC Inc.
3.63%, 02/15/25 (Call 02/15/22)(a)	8,225	8,245,563
4.00%, 02/15/28 (Call 02/15/23)(a)	1,080	1,077,300
Rackspace Hosting Inc., 8.63%, 11/15/24 (Call 11/15/20)(a)(b)	19,003	18,231,003
Solera LLC/Solera Finance Inc., 10.50%, 03/01/24 (Call 03/01/20)(a)(b)	32,506	34,366,968
SS&C Technologies Inc., 5.50%, 09/30/27 (Call 03/30/22)(a)(b)	30,568	32,087,230
Veritas U.S. Inc./Veritas Bermuda Ltd.
7.50%, 02/01/23 (Call 02/01/21)(a)(b)	5,189	5,024,681
10.50%, 02/01/24 (Call 02/01/21)(a)(b)	11,978	10,331,025

		330,504,331

Telecommunications — 10.5%
Altice France SA/France
5.50%, 01/15/28 (Call 09/15/22)(a)(b)	16,500	16,530,937
7.38%, 05/01/26 (Call 05/01/21)(a)	76,978	81,115,567
8.13%, 02/01/27 (Call 02/01/22)(a)(b)	26,828	29,393,427
CenturyLink Inc.
4.00%, 02/15/27 (Call 02/15/23)(a)(b)	18,908	19,073,899
5.13%, 12/15/26 (Call 12/15/22)(a)(b)	22,886	23,114,860
5.63%, 04/01/25 (Call 01/01/25)	6,202	6,481,090
Series S, 6.45%, 06/15/21	18,059	18,724,055
Series T, 5.80%, 03/15/22(b)	19,916	20,768,106
Series W, 6.75%, 12/01/23	9,881	10,866,235
Series Y, 7.50%, 04/01/24 (Call 01/01/24)(b)	13,347	14,911,402

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
Cincinnati Bell Inc., 7.00%, 07/15/24 (Call 09/15/20)(a)(b)	$9,615	$10,110,812
CommScope Inc.
5.00%, 06/15/21 (Call 03/10/20)(a)	52	52,000
5.50%, 03/01/24 (Call 03/01/21)(a)(b)	17,282	17,586,163
5.50%, 06/15/24 (Call 06/15/20)(a)	9,322	8,856,832
6.00%, 03/01/26 (Call 03/01/22)(a)(b)	22,138	22,886,264
8.25%, 03/01/27 (Call 03/01/22)(a)(b)	15,171	15,246,855
CommScope Technologies LLC
5.00%, 03/15/27 (Call 03/15/22)(a)(b)	11,550	10,395,000
6.00%, 06/15/25 (Call 06/15/20)(a)(b)	22,171	20,785,312
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26 (Call 10/01/22)(a)	30,261	30,705,837
Front Range BidCo Inc.
4.00%, 03/01/27 (Call 03/01/21)(a)	31,165	30,502,744
6.13%, 03/01/28 (Call 03/01/23)(a)	8,110	8,010,247
Frontier Communications Corp.
6.88%, 01/15/25 (Call 10/15/24)	11,382	5,356,654
7.13%, 01/15/23	12,244	5,724,070
7.63%, 04/15/24	10,341	4,709,033
8.00%, 04/01/27 (Call 04/01/22)(a)	23,990	24,949,600
8.50%, 04/01/26 (Call 04/01/21)(a)(b)	22,792	23,076,900
8.75%, 04/15/22	7,450	3,428,467
10.50%, 09/15/22 (Call 06/15/22)	32,194	14,728,755
11.00%, 09/15/25 (Call 06/15/25)	52,522	23,894,884
Hughes Satellite Systems Corp.
5.25%, 08/01/26(b)	11,783	12,917,114
6.63%, 08/01/26(b)	11,894	13,126,813
7.63%, 06/15/21	11,478	12,114,455
Intelsat Connect Finance SA, 9.50%, 02/15/23 (Call 08/15/20)(a)	18,430	10,919,775
Intelsat Jackson Holdings SA
5.50%, 08/01/23 (Call 08/01/20)(b)	29,735	25,720,775
8.00%, 02/15/24 (Call 02/15/21)(a)	19,120	19,598,000
8.50%, 10/15/24 (Call 10/15/20)(a)	44,020	38,700,623
9.50%, 09/30/22(a)(b)	6,972	7,902,135
9.75%, 07/15/25 (Call 07/15/21)(a)	28,159	24,984,073
Intelsat Luxembourg SA, 8.13%, 06/01/23 (Call 06/01/20)(b)	13,804	5,573,365
Intrado Corp., 8.50%, 10/15/25 (Call 10/15/20)(a)(b)	16,953	11,697,570
Koninklijke KPN NV, 7.00%, 03/28/73 (Call 03/28/23)(a)(c)	11,974	12,961,855
Level 3 Financing Inc.
4.63%, 09/15/27 (Call 09/15/22)(a)(b)	16,324	16,609,670
5.13%, 05/01/23 (Call 05/01/20)(b)	9,417	9,440,543
5.25%, 03/15/26 (Call 03/15/21)(b)	9,826	10,096,215
5.38%, 08/15/22 (Call 03/30/20)	13,493	13,559,520
5.38%, 01/15/24 (Call 01/15/21)	11,986	12,000,982
5.38%, 05/01/25 (Call 05/01/20)(b)	10,683	10,932,382
5.63%, 02/01/23 (Call 03/30/20)(b)	8,857	8,890,214
Nokia OYJ
3.38%, 06/12/22(b)	5,476	5,478,738
4.38%, 06/12/27(b)	7,244	7,648,157
Qwest Corp., 6.75%, 12/01/21(b)	12,320	13,028,400
Sprint Communications Inc.
6.00%, 11/15/22	34,552	37,060,475
11.50%, 11/15/21	15,488	17,695,040
Sprint Corp.
7.13%, 06/15/24	36,624	41,689,557
7.25%, 09/15/21	33,285	35,242,105

Security	Par/ Shares (000)	Value

Telecommunications (continued)
7.25%, 02/01/28 (Call 10/01/27)(a)(b)	$11,200	$11,240,880
7.63%, 02/15/25 (Call 11/15/24)	25,438	29,490,591
7.63%, 03/01/26 (Call 11/01/25)	24,623	29,063,389
7.88%, 09/15/23	62,642	71,568,485
Telecom Italia SpA/Milano, 5.30%, 05/30/24(a)	24,699	26,374,005
Telefonaktiebolaget LM Ericsson, 4.13%, 05/15/22(b)	12,772	13,180,704
T-Mobile USA Inc.
4.00%, 04/15/22 (Call 03/16/22)	7,163	7,308,925
4.50%, 02/01/26 (Call 02/01/21)	14,586	14,829,569
4.75%, 02/01/28 (Call 02/01/23)	22,213	23,143,169
5.13%, 04/15/25 (Call 04/15/20)	8,113	8,351,279
5.38%, 04/15/27 (Call 04/15/22)	7,908	8,343,558
6.00%, 03/01/23 (Call 09/01/20)	18,229	18,456,862
6.00%, 04/15/24 (Call 04/15/20)	14,232	14,530,160
6.38%, 03/01/25 (Call 09/01/20)	25,547	26,313,410
6.50%, 01/15/24 (Call 01/15/21)(b)	14,954	15,295,400
6.50%, 01/15/26 (Call 01/15/21)	29,673	31,238,251
ViaSat Inc.
5.63%, 09/15/25 (Call 09/15/20)(a)(b)	10,776	10,650,190
5.63%, 04/15/27 (Call 04/15/22)(a)(b)	8,276	8,400,140
Vodafone Group PLC, 7.00%, 04/04/79 (Call 01/04/29)(b)(c)	29,865	34,494,075
Ypso Finance Bis SA
6.00%, 02/15/28 (Call 02/15/23)(a)(b)	18,360	17,631,108
10.50%, 05/15/27(a)	33,439	37,953,265

		1,415,431,973

Toys, Games & Hobbies — 0.2%
Mattel Inc.
5.88%, 12/15/27 (Call 12/15/22)(a)(b)	8,252	8,629,529
6.75%, 12/31/25 (Call 12/31/20)(a)(b)	22,750	23,909,113

		32,538,642

Transportation — 0.3%
Navios Maritime Holdings Inc./Navios Maritime Finance II U.S. Inc., 7.38%, 01/15/22 (Call 01/15/21)(a)	8,927	4,485,818
XPO Logistics Inc.
6.13%, 09/01/23 (Call 09/01/20)(a)(b)	8,675	8,858,042
6.50%, 06/15/22 (Call 06/15/20)(a)(b)	18,415	18,461,037
6.75%, 08/15/24 (Call 08/15/21)(a)(b)	13,611	14,376,619

		46,181,516

Trucking & Leasing — 0.2%
AerCap Global Aviation Trust, 6.50%, 06/15/45 (Call 06/15/25)(a)(b)(c)	8,446	9,058,335
Fortress Transportation & Infrastructure Investors LLC
6.50%, 10/01/25 (Call 10/01/21)(a)	6,146	6,465,643
6.75%, 03/15/22 (Call 03/15/20)(a)	9,228	9,251,331

		24,775,309

Total Corporate Bonds & Notes — 97.6% (Cost: $13,718,354,088)		13,141,749,386

Short-Term Investments

Money Market Funds — 17.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.74%(f)(g)(h)	2,092,281	2,093,745,759

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ High Yield Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares (000)	Value

Money Market Funds (continued)
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.52%(f)(g)	256,613	$256,613,000

		2,350,358,759

Total Short-Term Investments — 17.5% (Cost: $2,348,894,162)		2,350,358,759

Total Investments in Securities — 115.1% (Cost: $16,067,248,250)		15,492,108,145

Other Assets, Less Liabilities — (15.1)%		(2,035,808,631)

Net Assets — 100.0%		$13,456,299,514

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.

(c)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(d)	Perpetual security with no stated maturity date.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended February 29, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 02/28/19 (000)	Net Activity (000)	Shares Held at 02/29/20 (000)	Value at 02/29/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	3,540,731	(1,448,450)	2,092,281	$2,093,745,759	$16,163,001	(b)	$470,240		$282,156
BlackRock Cash Funds: Treasury, SL Agency Shares	195,221	61,392	256,613	256,613,000	3,362,779		—		—

				$2,350,358,759	$19,525,780		$470,240		$282,156

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of February 29, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$13,141,749,386	$—	$13,141,749,386
Money Market Funds	2,350,358,759	—	—	2,350,358,759

	$2,350,358,759	$13,141,749,386	$—	$15,492,108,145

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.1%
Omnicom Group Inc./Omnicom Capital Inc.
3.60%, 04/15/26 (Call 01/15/26)(a)	$13,954	$15,278,313
3.65%, 11/01/24 (Call 08/01/24)(a)	10,689	11,647,703

		26,926,016

Aerospace & Defense — 1.7%
Boeing Co. (The)
2.70%, 02/01/27 (Call 12/01/26)(a)	10,182	10,526,496
2.95%, 02/01/30 (Call 11/01/29)(a)	9,051	9,499,292
3.20%, 03/01/29 (Call 12/01/28)(a)	11,096	11,832,252
3.25%, 02/01/35 (Call 11/01/34)(a)	9,227	9,831,840
3.60%, 05/01/34 (Call 02/01/34)	10,800	11,993,332
3.75%, 02/01/50 (Call 08/01/49)(a)	12,394	13,645,095
3.90%, 05/01/49 (Call 11/01/48)(a)	6,548	7,349,896
3.95%, 08/01/59 (Call 02/01/59)(a)	9,869	10,956,860
General Dynamics Corp.
3.38%, 05/15/23 (Call 04/15/23)(a)	8,006	8,514,383
3.50%, 05/15/25 (Call 03/15/25)(a)	8,475	9,289,715
3.75%, 05/15/28 (Call 02/15/28)(a)	6,110	6,925,358
L3Harris Technologies Inc.
4.40%, 06/15/28 (Call 03/15/28)	7,372	8,531,344
4.40%, 06/15/28 (Call 03/15/28)(b)	8,876	10,271,868
Lockheed Martin Corp.
2.90%, 03/01/25 (Call 12/01/24)(a)	2,873	3,066,915
3.55%, 01/15/26 (Call 10/15/25)(a)	17,536	19,442,012
3.80%, 03/01/45 (Call 09/01/44)	9,955	11,836,116
4.07%, 12/15/42(a)	15,339	18,716,884
4.09%, 09/15/52 (Call 03/15/52)(a)	15,713	20,030,351
4.70%, 05/15/46 (Call 11/15/45)(a)	14,332	19,270,384
Northrop Grumman Corp.
2.93%, 01/15/25 (Call 11/15/24)(a)	21,064	22,284,090
3.20%, 02/01/27 (Call 11/01/26)(a)	3,960	4,245,758
3.25%, 08/01/23(a)	3,517	3,738,521
3.25%, 01/15/28 (Call 10/15/27)(a)	30,140	32,474,177
4.03%, 10/15/47 (Call 04/15/47)(a)	21,374	25,531,974
4.75%, 06/01/43	9,291	11,919,025
Rockwell Collins Inc.
3.20%, 03/15/24 (Call 01/15/24)	6,771	7,243,928
3.50%, 03/15/27 (Call 12/15/26)(a)	10,983	12,217,735
4.35%, 04/15/47 (Call 10/15/46)(a)	10,078	12,943,310
United Technologies Corp.
3.13%, 05/04/27 (Call 02/04/27)(a)	11,368	12,367,049
3.65%, 08/16/23 (Call 07/16/23)	18,013	19,465,450
3.75%, 11/01/46 (Call 05/01/46)	10,140	11,834,436
3.95%, 08/16/25 (Call 06/16/25)(a)	14,951	16,709,088
4.13%, 11/16/28 (Call 08/16/28)(a)	31,666	37,022,883
4.15%, 05/15/45 (Call 11/16/44)	6,600	8,131,107
4.45%, 11/16/38 (Call 05/16/38)(a)	7,980	10,027,621
4.50%, 06/01/42	37,771	48,473,613
4.63%, 11/16/48 (Call 05/16/48)	19,118	25,632,380
5.70%, 04/15/40	11,845	17,282,595
6.13%, 07/15/38(a)	12,147	18,004,014

		579,079,147

Agriculture — 1.6%
Altria Group Inc.
3.80%, 02/14/24 (Call 01/14/24)(a)	10,845	11,642,867
3.88%, 09/16/46 (Call 03/16/46)(a)	14,427	14,073,364
4.00%, 01/31/24(a)	14,829	16,016,745
4.25%, 08/09/42	8,077	8,291,020

Security	Par (000)	Value

Agriculture (continued)
4.40%, 02/14/26 (Call 12/14/25)(a)	$17,011	$19,011,431
4.80%, 02/14/29 (Call 11/14/28)	33,174	37,835,574
5.38%, 01/31/44(a)	18,144	21,372,611
5.80%, 02/14/39 (Call 08/14/38)	20,409	25,072,650
5.95%, 02/14/49 (Call 08/14/48)(a)	26,021	33,030,925
AgricultureArcher-Daniels-Midland Co., 2.50%, 08/11/26 (Call 05/11/26)(a)	11,527	11,999,766
BAT Capital Corp.
2.79%, 09/06/24 (Call 08/06/24)(a)	10,800	11,166,002
3.22%, 08/15/24 (Call 06/15/24)	23,260	24,408,497
3.22%, 09/06/26 (Call 07/06/26)(a)	8,510	8,910,842
3.56%, 08/15/27 (Call 05/15/27)(a)	35,857	37,657,882
4.39%, 08/15/37 (Call 02/15/37)(a)	25,090	26,529,253
4.54%, 08/15/47 (Call 02/15/47)	26,046	27,116,066
4.76%, 09/06/49 (Call 03/06/49)(a)	11,099	11,961,559
Philip Morris International Inc.
2.75%, 02/25/26 (Call 11/25/25)(a)	9,021	9,497,142
2.88%, 05/01/24 (Call 04/01/24)	13,224	13,891,545
3.25%, 11/10/24(a)	5,404	5,772,478
3.38%, 08/11/25 (Call 05/11/25)(a)	5,669	6,147,811
3.38%, 08/15/29 (Call 05/15/29)(a)	8,919	9,715,501
3.88%, 08/21/42(a)	7,658	8,385,970
4.13%, 03/04/43	9,035	10,240,700
4.25%, 11/10/44	13,062	15,120,791
4.38%, 11/15/41	6,778	7,854,105
4.88%, 11/15/43(a)	6,069	7,524,644
6.38%, 05/16/38(a)	16,265	23,365,417
Reynolds American Inc.
4.45%, 06/12/25 (Call 03/12/25)(a)	35,180	38,999,809
5.70%, 08/15/35 (Call 02/15/35)	8,052	9,772,200
5.85%, 08/15/45 (Call 02/15/45)(a)	23,183	27,686,771

		540,071,938

Airlines — 0.0%
AirlinesDelta Air Lines Inc., 2.90%, 10/28/24 (Call 09/28/24)(a)	5,152	5,273,052

Apparel — 0.1%
NIKE Inc.
2.38%, 11/01/26 (Call 08/01/26)(a)	11,058	11,647,736
3.88%, 11/01/45 (Call 05/01/45)(a)	8,986	11,019,167

		22,666,903

Auto Manufacturers — 1.5%
Auto ManufacturersAmerican Honda Finance Corp., 2.15%, 09/10/24(a)	1,202	1,230,183
Auto ManufacturersDaimler Finance North America LLC, 8.50%, 01/18/31	14,278	21,769,447
Ford Motor Co.
4.35%, 12/08/26 (Call 09/08/26)(a)	12,837	12,905,365
4.75%, 01/15/43(a)	20,443	17,976,292
5.29%, 12/08/46 (Call 06/08/46)(a)	13,880	12,728,038
7.45%, 07/16/31	19,258	21,830,499
Ford Motor Credit Co. LLC
3.10%, 05/04/23	9,080	9,082,979
3.66%, 09/08/24	12,544	12,447,534
3.81%, 01/09/24 (Call 11/09/23)	9,586	9,746,384
3.82%, 11/02/27 (Call 08/02/27)(a)	10,605	10,076,122
4.06%, 11/01/24 (Call 10/01/24)	6,288	6,380,024
4.13%, 08/04/25(a)	18,892	19,105,591
4.14%, 02/15/23 (Call 01/15/23)	7,455	7,684,640
4.27%, 01/09/27 (Call 11/09/26)(a)	4,650	4,599,836

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
4.38%, 08/06/23	$6,679	$6,929,092
4.39%, 01/08/26(a)	16,817	16,986,016
4.54%, 08/01/26 (Call 06/01/26)	656	663,946
5.11%, 05/03/29 (Call 02/03/29)(a)	17,766	17,893,697
5.58%, 03/18/24 (Call 02/18/24)(a)	17,074	18,332,854
General Motors Co.
4.20%, 10/01/27 (Call 07/01/27)(a)	9,130	9,621,053
4.88%, 10/02/23	3,645	3,965,297
5.00%, 10/01/28 (Call 07/01/28)(a)	7,497	8,228,389
5.00%, 04/01/35	7,654	8,196,793
5.15%, 04/01/38 (Call 10/01/37)(a)	9,828	10,193,161
5.20%, 04/01/45	13,381	13,362,267
5.40%, 04/01/48 (Call 10/01/47)(a)	6,683	6,846,523
5.95%, 04/01/49 (Call 10/01/48)(a)	10,108	11,013,440
6.25%, 10/02/43(a)	15,687	17,651,361
6.60%, 04/01/36 (Call 10/01/35)(a)	12,441	14,833,898
6.75%, 04/01/46 (Call 10/01/45)(a)	7,555	8,933,840
General Motors Financial Co. Inc.
2.90%, 02/26/25 (Call 01/26/25)(a)	6,530	6,599,027
3.50%, 11/07/24 (Call 09/07/24)(a)	11,409	12,009,387
3.70%, 05/09/23 (Call 03/09/23)	6,412	6,727,134
3.95%, 04/13/24 (Call 02/13/24)(a)	11,344	12,101,818
4.00%, 01/15/25 (Call 10/15/24)	14,433	15,337,124
4.00%, 10/06/26 (Call 07/06/26)(a)	9,754	10,306,707
4.15%, 06/19/23 (Call 05/19/23)(a)	7,810	8,271,204
4.30%, 07/13/25 (Call 04/13/25)(a)	9,659	10,378,108
4.35%, 04/09/25 (Call 02/09/25)	12,873	13,851,867
4.35%, 01/17/27 (Call 10/17/26)(a)	12,869	13,883,708
5.10%, 01/17/24 (Call 12/17/23)	10,505	11,516,826
5.25%, 03/01/26 (Call 12/01/25)(a)	16,971	18,972,865
Auto ManufacturersToyota Motor Corp., 3.42%, 07/20/23(a)	3,618	3,858,876
Toyota Motor Credit Corp.
2.15%, 02/13/30	10,000	10,110,557
3.20%, 01/11/27(a)	5,460	5,951,904
3.45%, 09/20/23	7,222	7,727,548

		508,819,221

Banks — 24.2%
BanksAustralia & New Zealand Banking Group Ltd./New York NY, 3.70%, 11/16/25(a)	11,427	12,739,671
Banco Santander SA
2.71%, 06/27/24	11,790	12,266,882
3.31%, 06/27/29(a)	12,478	13,440,464
3.80%, 02/23/28	10,919	11,917,478
3.85%, 04/12/23	14,125	15,052,250
4.25%, 04/11/27(a)	10,452	11,724,097
4.38%, 04/12/28(a)	10,707	12,243,101
Bank of America Corp.
2.02%, 02/13/26 (Call 02/13/25)(c)	10,000	10,062,625
2.46%, 10/22/25 (Call 10/22/24)(c)	15,710	16,135,721
2.50%, 02/13/31 (Call 02/13/30)(c)	12,000	12,192,005
2.88%, 10/22/30 (Call 10/22/29)(c)	21,515	22,538,860
3.09%, 10/01/25 (Call 10/01/24)(a)(c)	21,434	22,604,927
3.19%, 07/23/30 (Call 07/23/29)(c)	26,290	28,222,914
3.25%, 10/21/27 (Call 10/21/26)	17,189	18,449,579
3.37%, 01/23/26 (Call 01/23/25)(c)	24,127	25,787,017
3.42%, 12/20/28 (Call 12/20/27)(a)(c)	59,001	63,845,183
3.46%, 03/15/25 (Call 03/15/24)(a)(c)	27,640	29,383,680
3.50%, 04/19/26(a)	26,734	29,222,596
3.55%, 03/05/24 (Call 03/05/23)(a)(c)	10,729	11,308,680

Security	Par (000)	Value

Banks (continued)
3.56%, 04/23/27 (Call 04/23/26)(a)(c)	$30,240	$32,793,568
3.59%, 07/21/28 (Call 07/21/27)(c)	20,201	22,050,874
3.71%, 04/24/28 (Call 04/24/27)(a)(c)	20,245	22,246,145
3.82%, 01/20/28 (Call 01/20/27)(a)(c)	22,617	24,937,968
3.86%, 07/23/24 (Call 07/23/23)(c)	19,406	20,747,143
3.88%, 08/01/25(a)	18,209	20,136,954
3.95%, 01/23/49 (Call 01/23/48)(c)	11,400	13,740,413
3.97%, 03/05/29 (Call 03/05/28)(a)(c)	30,872	34,703,169
3.97%, 02/07/30 (Call 02/07/29)(a)(c)	31,767	35,934,243
4.00%, 04/01/24(a)	21,812	23,721,403
4.00%, 01/22/25(a)	25,192	27,466,059
4.08%, 04/23/40 (Call 04/23/39)(a)(c)	14,975	17,821,027
4.10%, 07/24/23	11,980	12,982,520
4.13%, 01/22/24(a)	23,141	25,233,888
4.20%, 08/26/24(a)	19,988	21,858,463
4.24%, 04/24/38 (Call 04/24/37)(a)(c)	19,658	23,730,475
4.25%, 10/22/26(a)	13,696	15,410,732
4.27%, 07/23/29 (Call 07/23/28)(a)(c)	31,716	36,445,959
4.33%, 03/15/50 (Call 03/15/49)(a)(c)	25,741	32,804,845
4.44%, 01/20/48 (Call 01/20/47)(a)(c)	20,813	26,831,279
4.45%, 03/03/26(a)	20,508	23,182,912
5.00%, 01/21/44	20,952	28,347,989
5.88%, 02/07/42(a)	16,416	24,199,453
6.11%, 01/29/37(a)	19,582	27,545,813
7.75%, 05/14/38(a)	16,640	27,126,520
Series L, 3.95%, 04/21/25(a)	27,721	30,253,970
Series L, 4.18%, 11/25/27 (Call 11/25/26)(a)	12,874	14,325,567
BanksBank of America N.A., 6.00%, 10/15/36	7,279	10,286,564
Bank of Montreal
2.50%, 06/28/24(a)	11,721	12,160,178
Series E, 3.30%, 02/05/24(a)	10,220	10,872,861
Bank of New York Mellon Corp. (The) 2.10%, 10/24/24(a)	6,496	6,654,412
2.20%, 08/16/23 (Call 06/16/23)(a)	13,622	13,953,188
2.45%, 08/17/26 (Call 05/17/26)(a)	13,023	13,654,480
2.80%, 05/04/26 (Call 02/04/26)(a)	11,392	12,089,734
3.25%, 05/16/27 (Call 02/16/27)(a)	5,876	6,389,201
3.30%, 08/23/29 (Call 05/23/29)(a)	7,163	7,819,657
3.40%, 01/29/28 (Call 10/29/27)(a)	3,132	3,447,285
3.45%, 08/11/23(a)	11,818	12,617,326
3.50%, 04/28/23(a)	7,837	8,360,330
3.85%, 04/28/28(a)	39	44,823
Series 0012, 3.65%, 02/04/24 (Call 01/05/24)(a)	8,695	9,405,510
Series G, 3.00%, 02/24/25 (Call 01/24/25)(a)	11,873	12,695,789
Bank of Nova Scotia (The)
2.20%, 02/03/25(a)	17,180	17,504,413
2.70%, 08/03/26(a)	18,039	18,946,098
3.40%, 02/11/24	2,190	2,329,692
4.50%, 12/16/25(a)	14,218	16,036,309
Barclays PLC
3.65%, 03/16/25	32,981	35,117,595
3.93%, 05/07/25 (Call 05/07/24)(a)(c)	12,322	13,117,326
4.34%, 05/16/24 (Call 05/16/23)(c)	6,561	6,987,072
4.34%, 01/10/28 (Call 01/10/27)(a)	14,393	15,760,629
4.38%, 09/11/24(a)	14,048	15,021,840
4.38%, 01/12/26	29,089	32,210,837
4.84%, 05/09/28 (Call 05/07/27)(a)	14,471	15,922,417
4.95%, 01/10/47(a)	15,704	19,409,363
4.97%, 05/16/29 (Call 05/16/28)(a)(c)	22,451	25,951,879
5.20%, 05/12/26	17,533	19,712,306

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
5.25%, 08/17/45(a)	$16,044	$20,205,114
BNP Paribas SA
3.25%, 03/03/23(a)	11,175	11,751,576
4.25%, 10/15/24	7,545	8,199,944
BanksBPCE SA, 4.00%, 04/15/24(a)	10,108	11,050,640
Canadian Imperial Bank of Commerce
2.25%, 01/28/25(a)	3,740	3,804,801
3.10%, 04/02/24	11,740	12,389,358
3.50%, 09/13/23	13,826	14,836,253
BanksCitibank N.A., 3.65%, 01/23/24 (Call 12/23/23)(a)	24,994	26,882,252
Citigroup Inc.
2.67%, 01/29/31 (Call 01/29/30)(c)	2,555	2,614,554
2.98%, 11/05/30 (Call 11/05/29)(c)	18,351	19,262,263
3.20%, 10/21/26 (Call 07/21/26)(a)	36,799	39,430,232
3.30%, 04/27/25(a)	23,974	25,775,485
3.35%, 04/24/25 (Call 04/24/24)(a)(c)	24,681	26,126,428
3.40%, 05/01/26(a)	23,632	25,613,186
3.50%, 05/15/23(a)	7,590	8,006,067
3.52%, 10/27/28 (Call 10/27/27)(c)	25,238	27,477,115
3.67%, 07/24/28 (Call 07/24/27)(a)(c)	30,249	33,203,217
3.70%, 01/12/26(a)	22,982	25,227,479
3.88%, 10/25/23(a)	13,349	14,408,465
3.88%, 03/26/25	17,421	18,905,870
3.88%, 01/24/39 (Call 01/24/38)(a)(c)	14,558	16,949,766
3.89%, 01/10/28 (Call 01/10/27)(c)	34,053	37,720,334
3.98%, 03/20/30 (Call 03/20/29)(a)(c)	26,744	30,210,057
4.00%, 08/05/24(a)	8,982	9,751,966
4.04%, 06/01/24 (Call 06/01/23)(c)	4,927	5,272,533
4.08%, 04/23/29 (Call 04/23/28)(a)(c)	11,122	12,588,611
4.13%, 07/25/28(a)	20,018	22,237,342
4.28%, 04/24/48 (Call 04/24/47)(a)(c)	13,215	16,526,001
4.30%, 11/20/26(a)	9,155	10,143,106
4.40%, 06/10/25(a)	31,834	35,444,720
4.45%, 09/29/27	32,856	37,086,947
4.60%, 03/09/26(a)	18,809	21,327,136
4.65%, 07/30/45(a)	13,896	18,065,717
4.65%, 07/23/48 (Call 06/23/48)	28,818	38,134,744
4.75%, 05/18/46(a)	19,251	24,303,764
5.30%, 05/06/44	6,608	8,849,601
5.50%, 09/13/25(a)	17,459	20,497,985
5.88%, 01/30/42(a)	12,336	18,203,643
6.63%, 06/15/32(a)	12,138	17,043,391
6.68%, 09/13/43(a)	10,029	15,528,560
8.13%, 07/15/39(a)	17,815	31,074,068
BanksCitizens Financial Group Inc., 4.30%, 12/03/25 (Call 11/03/25)	9,843	11,033,959
Cooperatieve Rabobank UA
3.75%, 07/21/26(a)	16,454	17,795,294
4.38%, 08/04/25	17,492	19,388,860
4.63%, 12/01/23(a)	7,787	8,534,048
5.25%, 05/24/41(a)	17,620	25,226,684
5.25%, 08/04/45(a)	12,022	16,150,667
5.75%, 12/01/43(a)	12,747	17,856,022
BanksCooperatieve Rabobank UA/NY, 3.38%, 05/21/25	14,714	16,053,117
BanksCredit Suisse AG/New York NY, 3.63%, 09/09/24	35,886	38,592,992
Credit Suisse Group Funding Guernsey Ltd.
3.75%, 03/26/25(a)	24,862	26,856,370
3.80%, 06/09/23(a)	19,058	20,231,655
4.55%, 04/17/26	14,206	16,022,641

Security	Par (000)	Value

Banks (continued)
4.88%, 05/15/45(a)	$20,580	$26,738,530
BanksDeutsche Bank AG/London, 3.70%, 05/30/24(a)	5,491	5,763,427
Deutsche Bank AG/New York NY
3.70%, 05/30/24(a)	12,714	13,259,670
3.95%, 02/27/23	8,557	8,915,857
3.96%, 11/26/25 (Call 11/26/24)(c)	18,218	19,171,135
Discover Bank
2.45%, 09/12/24 (Call 08/12/24)(a)	7,252	7,418,985
3.35%, 02/06/23 (Call 01/06/23)	4,183	4,379,104
3.45%, 07/27/26 (Call 04/27/26)(a)	10,742	11,512,611
4.20%, 08/08/23(a)	3,861	4,165,316
4.65%, 09/13/28 (Call 06/13/28)(a)	9,902	11,490,902
Fifth Third Bancorp.
2.38%, 01/28/25 (Call 12/28/24)(a)	11,681	12,003,418
3.65%, 01/25/24 (Call 12/25/23)	13,445	14,421,941
4.30%, 01/16/24 (Call 12/16/23)(a)	9,457	10,267,936
8.25%, 03/01/38	11,352	18,857,257
Fifth Third Bank/Cincinnati OH
3.85%, 03/15/26 (Call 02/15/26)(a)	2,104	2,321,187
3.95%, 07/28/25 (Call 06/28/25)(a)	6,955	7,789,415
Goldman Sachs Group Inc. (The)
3.27%, 09/29/25 (Call 09/29/24)(a)(c)	30,020	31,805,322
3.50%, 01/23/25 (Call 10/23/24)	31,841	34,127,910
3.50%, 11/16/26 (Call 11/16/25)(a)	26,116	28,117,196
3.63%, 02/20/24 (Call 01/20/24)(a)	16,099	17,184,589
3.69%, 06/05/28 (Call 06/05/27)(a)(c)	30,914	33,818,516
3.75%, 05/22/25 (Call 02/22/25)	30,790	33,438,953
3.75%, 02/25/26 (Call 11/25/25)(a)	20,902	22,886,764
3.81%, 04/23/29 (Call 04/23/28)(a)(c)	26,104	28,826,757
3.85%, 07/08/24 (Call 04/08/24)(a)	25,593	27,630,981
3.85%, 01/26/27 (Call 01/26/26)	31,280	34,317,335
4.00%, 03/03/24(a)	26,126	28,394,565
4.02%, 10/31/38 (Call 10/31/37)(c)	26,625	30,502,117
4.22%, 05/01/29 (Call 05/01/28)(c)	40,165	45,570,072
4.25%, 10/21/25(a)	24,331	26,653,881
4.41%, 04/23/39 (Call 04/23/38)(c)	15,947	19,093,343
4.75%, 10/21/45 (Call 04/21/45)	19,223	24,807,989
4.80%, 07/08/44 (Call 01/08/44)	19,829	25,195,324
5.15%, 05/22/45(a)	18,651	23,960,026
5.95%, 01/15/27	9,122	11,175,361
6.13%, 02/15/33	7,086	9,828,129
6.25%, 02/01/41	23,351	34,345,097
6.75%, 10/01/37	59,948	86,303,617
HSBC Holdings PLC
2.63%, 11/07/25 (Call 11/07/24)(a)(c)	16,035	16,383,687
3.60%, 05/25/23(a)	18,399	19,460,490
3.80%, 03/11/25 (Call 03/11/24)(a)(c)	17,415	18,592,625
3.90%, 05/25/26	29,596	32,328,078
3.95%, 05/18/24 (Call 05/18/23)(a)(c)	5,118	5,440,924
3.97%, 05/22/30 (Call 05/22/29)(c)	34,114	37,234,401
4.04%, 03/13/28 (Call 03/13/27)(a)(c)	27,944	30,446,271
4.25%, 03/14/24(a)	10,499	11,271,727
4.25%, 08/18/25(a)	21,880	23,716,279
4.29%, 09/12/26 (Call 09/12/25)(c)	23,761	26,168,165
4.30%, 03/08/26(a)	35,626	39,621,203
4.38%, 11/23/26(a)	16,152	17,685,834
4.58%, 06/19/29 (Call 06/19/28)(c)	29,606	33,501,255
5.25%, 03/14/44(a)	13,622	17,154,908
6.10%, 01/14/42	8,472	12,076,479
6.50%, 05/02/36(a)	21,264	28,954,547

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
6.50%, 09/15/37	$25,572	$35,005,564
6.80%, 06/01/38	16,482	23,414,166
BanksHSBC USA Inc., 3.50%, 06/23/24(a)	6,551	7,106,955
BanksHuntington Bancshares Inc./OH, 2.63%, 08/06/24 (Call 07/06/24)	12,329	12,801,045
BanksHuntington National Bank (The), 3.55%, 10/06/23 (Call 09/06/23)(a)	6,227	6,688,853
ING Groep NV
3.55%, 04/09/24(a)	6,429	6,864,684
3.95%, 03/29/27	15,648	17,352,666
4.05%, 04/09/29(a)	11,440	12,989,021
4.10%, 10/02/23	8,681	9,374,615
4.55%, 10/02/28(a)	17,170	20,122,929
JPMorgan Chase & Co.
2.30%, 10/15/25 (Call 10/15/24)(c)	21,897	22,371,348
2.70%, 05/18/23 (Call 03/18/23)(a)	13,704	14,174,894
2.74%, 10/15/30 (Call 10/15/29)(a)(c)	42,989	44,740,772
2.95%, 10/01/26 (Call 07/01/26)	35,670	38,009,738
3.13%, 01/23/25 (Call 10/23/24)	28,825	30,690,776
3.20%, 06/15/26 (Call 03/15/26)(a)	20,491	22,110,482
3.22%, 03/01/25 (Call 03/01/24)(c)	23,971	25,333,670
3.30%, 04/01/26 (Call 01/01/26)(a)	27,261	29,550,515
3.38%, 05/01/23	21,196	22,266,722
3.51%, 01/23/29 (Call 01/23/28)(a)(c)	28,411	30,971,019
3.54%, 05/01/28 (Call 05/01/27)(a)(c)	25,857	28,377,080
3.56%, 04/23/24 (Call 04/23/23)(a)(c)	8,244	8,733,422
3.63%, 05/13/24(a)	22,524	24,340,277
3.63%, 12/01/27 (Call 12/01/26)(a)	5,996	6,507,184
3.70%, 05/06/30 (Call 05/06/29)(c)	30,389	33,897,061
3.78%, 02/01/28 (Call 02/01/27)(a)(c)	18,950	20,977,885
3.80%, 07/23/24 (Call 07/23/23)(a)(c)	15,626	16,706,830
3.88%, 02/01/24(a)	17,068	18,550,219
3.88%, 09/10/24	22,908	24,924,195
3.88%, 07/24/38 (Call 07/24/37)(c)	28,220	32,252,819
3.90%, 07/15/25 (Call 04/15/25)(a)	33,637	37,077,073
3.90%, 01/23/49 (Call 01/23/48)(c)	18,910	22,621,027
3.96%, 01/29/27 (Call 01/29/26)(a)(c)	26,231	29,169,276
3.96%, 11/15/48 (Call 11/15/47)(c)	37,364	44,922,917
4.01%, 04/23/29 (Call 04/23/28)(a)(c)	30,766	34,706,977
4.02%, 12/05/24 (Call 12/05/23)(a)(c)	25,987	28,148,692
4.03%, 07/24/48 (Call 07/24/47)(a)(c)	15,369	18,635,111
4.13%, 12/15/26	12,151	13,706,576
4.20%, 07/23/29 (Call 07/23/28)(a)(c)	27,306	31,444,702
4.25%, 10/01/27	9,731	11,029,414
4.26%, 02/22/48 (Call 02/22/47)(c)	20,459	25,734,232
4.45%, 12/05/29 (Call 12/05/28)(c)	24,661	28,794,248
4.85%, 02/01/44(a)	10,713	14,345,165
4.95%, 06/01/45(a)	12,462	16,702,800
5.40%, 01/06/42	14,748	20,680,398
5.50%, 10/15/40	12,920	18,007,141
5.60%, 07/15/41(a)	18,389	26,113,117
5.63%, 08/16/43(a)	9,778	13,953,678
6.40%, 05/15/38(a)	27,418	41,211,321
BanksKeyBank N.A./Cleveland OH, 3.30%, 06/01/25	7,566	8,181,196
KeyCorp.
2.25%, 04/06/27	745	763,408
2.55%, 10/01/29(a)	8,191	8,366,326
4.10%, 04/30/28(a)	10,535	11,994,419
Lloyds Banking Group PLC 2.44%, 02/05/26 (Call 02/05/25)(c)	11,020	11,168,118

Security	Par (000)	Value

Banks (continued)
3.57%, 11/07/28 (Call 11/07/27)(a)(c)	$26,962	$28,812,928
3.75%, 01/11/27(a)	15,342	16,614,334
3.90%, 03/12/24(a)	10,280	11,046,414
4.05%, 08/16/23	13,836	14,852,979
4.34%, 01/09/48(a)	9,696	10,961,062
4.38%, 03/22/28	17,884	20,292,406
4.45%, 05/08/25(a)	21,288	23,755,643
4.50%, 11/04/24(a)	9,699	10,539,284
4.55%, 08/16/28(a)	13,546	15,589,761
4.58%, 12/10/25(a)	17,264	18,857,947
4.65%, 03/24/26(a)	12,605	13,950,830
5.30%, 12/01/45(a)	8,282	10,601,974
BanksManufacturers & Traders Trust Co., 2.90%, 02/06/25 (Call 01/06/25)(a)	11,976	12,727,037
Mitsubishi UFJ Financial Group Inc.
2.19%, 02/25/25	4,500	4,548,858
2.76%, 09/13/26(a)	16,592	17,350,543
2.80%, 07/18/24(a)	12,530	13,031,343
3.20%, 07/18/29(a)	21,513	23,026,048
3.29%, 07/25/27(a)	12,287	13,231,942
3.41%, 03/07/24	17,431	18,526,812
3.46%, 03/02/23(a)	20,374	21,522,806
3.68%, 02/22/27(a)	12,040	13,417,547
3.74%, 03/07/29	17,935	20,035,900
3.75%, 07/18/39(a)	17,765	20,483,741
3.76%, 07/26/23(a)	3,331	3,562,221
3.78%, 03/02/25	6,914	7,523,444
3.85%, 03/01/26(a)	29,935	33,610,832
3.96%, 03/02/28(a)	9,768	11,128,425
4.05%, 09/11/28	8,950	10,340,884
Mizuho Financial Group Inc.
2.23%, 05/25/26 (Call 05/25/25)(c)	4,690	4,743,914
2.84%, 09/13/26(a)	13,930	14,651,680
3.15%, 07/16/30 (Call 07/16/29)(a)(c)	8,020	8,527,164
3.17%, 09/11/27	3,314	3,583,335
3.55%, 03/05/23(a)	4,230	4,483,110
3.92%, 09/11/24 (Call 09/11/23)(c)	5,269	5,644,669
4.02%, 03/05/28(a)	14,145	16,044,883
4.25%, 09/11/29 (Call 09/11/28)(a)(c)	15,474	17,696,121
Morgan Stanley
2.70%, 01/22/31 (Call 01/22/30)(a)(c)	29,375	30,286,218
2.72%, 07/22/25 (Call 07/22/24)(a)(c)	24,640	25,587,250
3.13%, 07/27/26(a)	39,126	41,686,495
3.59%, 07/22/28 (Call 07/22/27)(a)(c)	21,374	23,383,654
3.63%, 01/20/27(a)	28,829	31,556,235
3.70%, 10/23/24(a)	29,533	32,059,965
3.74%, 04/24/24 (Call 04/24/23)(c)	16,314	17,316,768
3.77%, 01/24/29 (Call 01/24/28)(a)(c)	32,182	35,736,592
3.88%, 01/27/26(a)	32,469	35,918,266
3.95%, 04/23/27(a)	18,659	20,468,128
3.97%, 07/22/38 (Call 07/22/37)(c)	20,930	24,352,204
4.00%, 07/23/25(a)	37,609	41,754,742
4.10%, 05/22/23(a)	17,417	18,619,647
4.30%, 01/27/45(a)	26,593	32,979,604
4.35%, 09/08/26(a)	21,818	24,508,519
4.38%, 01/22/47(a)	23,291	29,525,381
4.43%, 01/23/30 (Call 01/23/29)(a)(c)	28,346	33,057,655
4.46%, 04/22/39 (Call 04/22/38)(a)(c)	8,639	10,636,678
5.00%, 11/24/25(a)	21,055	24,291,777
6.38%, 07/24/42	20,736	32,096,417

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
7.25%, 04/01/32	$15,826	$23,664,162
Series F, 3.88%, 04/29/24(a)	34,311	37,248,893
National Australia Bank Ltd./New York
2.50%, 07/12/26	16,863	17,549,134
3.38%, 01/14/26(a)	8,363	9,098,866
3.63%, 06/20/23	7,275	7,815,757
BanksNorthern Trust Corp., 3.95%, 10/30/25	9,885	11,163,601
PNC Bank N.A.
2.70%, 10/22/29(a)	6,712	6,969,811
2.95%, 02/23/25 (Call 01/24/25)	8,997	9,554,225
3.10%, 10/25/27 (Call 09/25/27)(a)	13,114	14,108,206
3.25%, 06/01/25 (Call 05/02/25)(a)	5,882	6,317,122
3.50%, 06/08/23 (Call 05/09/23)	8,235	8,765,634
3.80%, 07/25/23 (Call 06/25/23)(a)	3,260	3,499,435
4.05%, 07/26/28(a)	12,096	13,748,035
PNC Financial Services Group Inc. (The)
2.55%, 01/22/30 (Call 10/24/29)	22,802	23,538,149
2.60%, 07/23/26 (Call 05/23/26)(a)	12,609	13,294,400
3.15%, 05/19/27 (Call 04/19/27)(a)	7,915	8,498,103
3.45%, 04/23/29 (Call 01/23/29)(a)	17,810	19,591,508
3.50%, 01/23/24 (Call 12/23/23)	6,669	7,108,258
3.90%, 04/29/24 (Call 03/29/24)	6,306	6,857,392
BanksRegions Financial Corp., 3.80%, 08/14/23 (Call 07/14/23)(a)	7,857	8,454,698
Royal Bank of Canada
2.25%, 11/01/24(a)	17,560	17,973,849
2.55%, 07/16/24(a)	11,835	12,320,139
3.70%, 10/05/23	9,212	9,909,716
4.65%, 01/27/26(a)	16,357	18,857,930
Royal Bank of Scotland Group PLC
3.88%, 09/12/23(a)	21,801	23,192,357
4.27%, 03/22/25 (Call 03/22/24)(a)(c)	32,184	34,662,120
4.45%, 05/08/30 (Call 05/08/29)(a)(c)	11,499	13,082,557
4.52%, 06/25/24 (Call 06/25/23)(c)	5,147	5,545,682
4.80%, 04/05/26	14,280	16,323,694
4.89%, 05/18/29 (Call 05/18/28)(a)(c)	21,126	24,437,340
5.08%, 01/27/30 (Call 01/27/29)(a)(c)	16,242	19,224,012
5.13%, 05/28/24	24,003	26,264,123
6.00%, 12/19/23	16,972	19,069,016
6.10%, 06/10/23	2,528	2,800,146
Santander Holdings USA Inc.
3.24%, 10/05/26 (Call 08/05/26)	5,301	5,525,821
3.50%, 06/07/24 (Call 05/07/24)	13,040	13,690,693
4.40%, 07/13/27 (Call 04/14/27)(a)	14,090	15,577,168
4.50%, 07/17/25 (Call 04/17/25)(a)	12,626	13,866,372
Santander UK Group Holdings PLC
3.82%, 11/03/28 (Call 11/03/27)(a)(c)	13,524	14,675,287
4.80%, 11/15/24 (Call 11/15/23)(c)	8,893	9,713,830
Santander UK PLC
2.88%, 06/18/24	7,353	7,661,819
4.00%, 03/13/24(a)	2,214	2,405,902
State Street Corp.
2.40%, 01/24/30(a)	3,070	3,160,547
2.65%, 05/19/26(a)	13,731	14,455,435
3.10%, 05/15/23(a)	11,639	12,253,652
3.30%, 12/16/24	2	2,165
3.55%, 08/18/25	16,092	17,702,505
3.70%, 11/20/23(a)	6,575	7,174,515
Sumitomo Mitsui Financial Group Inc. 2.35%, 01/15/25	5,325	5,451,156

Security	Par (000)	Value

Banks (continued)
2.45%, 09/27/24(a)	$7,397	$7,612,624
2.63%, 07/14/26(a)	21,009	21,796,243
2.70%, 07/16/24(a)	24,675	25,648,925
2.75%, 01/15/30	15,330	15,773,708
3.01%, 10/19/26(a)	12,704	13,539,757
3.04%, 07/16/29(a)	31,854	33,821,491
3.35%, 10/18/27(a)	6,422	6,968,969
3.36%, 07/12/27	22,413	24,183,280
3.45%, 01/11/27(a)	15,437	16,947,936
3.54%, 01/17/28(a)	10,464	11,635,714
3.75%, 07/19/23(a)	7,503	8,035,510
3.78%, 03/09/26(a)	14,410	15,918,560
3.94%, 10/16/23(a)	1,293	1,399,909
3.94%, 07/19/28(a)	2,703	3,055,153
BanksSvenska Handelsbanken AB, 3.90%, 11/20/23	6,688	7,252,787
Toronto-Dominion Bank (The)
2.65%, 06/12/24(a)	20,373	21,330,936
3.25%, 03/11/24	4,717	5,041,093
3.50%, 07/19/23(a)	14,343	15,359,940
Truist Bank
2.15%, 12/06/24 (Call 11/05/24)	9,877	10,115,549
3.20%, 04/01/24 (Call 03/01/24)(a)	11,084	11,762,105
3.30%, 05/15/26 (Call 04/15/26)(a)	6,908	7,485,000
3.63%, 09/16/25 (Call 08/16/25)	14,920	16,386,341
3.80%, 10/30/26 (Call 09/30/26)	9,391	10,485,298
Truist Financial Corp.
2.50%, 08/01/24 (Call 07/01/24)(a)	12,629	13,069,702
2.85%, 10/26/24 (Call 09/26/24)(a)	13,175	13,869,407
3.70%, 06/05/25 (Call 05/05/25)(a)	15,319	16,911,713
3.75%, 12/06/23 (Call 11/06/23)(a)	7,774	8,397,929
4.00%, 05/01/25 (Call 03/01/25)(a)	4,114	4,547,898
U.S. Bancorp.
2.40%, 07/30/24 (Call 06/28/24)(a)	9,703	10,071,241
3.00%, 07/30/29 (Call 04/30/29)(a)	10,175	10,806,034
3.10%, 04/27/26 (Call 03/27/26)(a)	15,208	16,326,897
3.38%, 02/05/24 (Call 01/05/24)(a)	16,115	17,259,025
3.60%, 09/11/24 (Call 08/11/24)(a)	8,509	9,246,873
3.70%, 01/30/24 (Call 12/29/23)(a)	7,722	8,365,160
3.90%, 04/26/28 (Call 03/24/28)(a)	8,690	10,052,250
3.95%, 11/17/25 (Call 10/17/25)	10,768	12,192,754
Series V, 2.38%, 07/22/26 (Call 06/22/26)(a)	14,027	14,679,884
Series X, 3.15%, 04/27/27 (Call 03/27/27)(a)	7,661	8,334,512
U.S. Bank N.A./Cincinnati OH
2.05%, 01/21/25 (Call 12/20/24)	6,525	6,679,957
2.80%, 01/27/25 (Call 12/27/24)(a)	18,434	19,523,123
3.40%, 07/24/23 (Call 06/23/23)	11,307	12,035,313
BanksWachovia Corp., 5.50%, 08/01/35	9,809	13,161,823
Wells Fargo & Co.
2.16%, 02/11/26 (Call 02/11/25)(c)	10,000	10,125,672
2.41%, 10/30/25 (Call 10/30/24)(c)	31,084	31,827,511
2.57%, 02/11/31 (Call 02/11/30)(c)	30,000	30,599,100
2.88%, 10/30/30 (Call 10/30/29)(a)(c)	31,061	32,287,717
3.00%, 02/19/25(a)	30,413	32,113,047
3.00%, 04/22/26(a)	41,189	43,673,220
3.00%, 10/23/26(a)	35,885	38,113,746
3.20%, 06/17/27 (Call 06/17/26)(a)(c)	29,371	31,335,077
3.30%, 09/09/24(a)	20,732	22,100,760
3.55%, 09/29/25(a)	28,308	30,838,110
3.58%, 05/22/28 (Call 05/22/27)(a)(c)	41,998	45,704,840
3.75%, 01/24/24 (Call 12/24/23)(a)	34,331	36,966,251

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
3.90%, 05/01/45(a)	$21,949	$26,122,111
4.10%, 06/03/26	28,608	31,886,708
4.13%, 08/15/23(a)	12,522	13,495,320
4.15%, 01/24/29 (Call 10/24/28)(a)	30,002	34,515,621
4.30%, 07/22/27(a)	26,453	29,915,449
4.40%, 06/14/46	19,530	23,299,347
4.65%, 11/04/44	19,018	23,524,572
4.75%, 12/07/46(a)	20,687	26,094,791
4.90%, 11/17/45	19,914	25,514,243
5.38%, 02/07/35	9,464	12,803,977
5.38%, 11/02/43	19,873	26,709,827
5.61%, 01/15/44	22,441	30,913,501
Wells Fargo Bank N.A.
3.55%, 08/14/23 (Call 07/14/23)(a)	19,825	21,124,515
5.85%, 02/01/37(a)	9,951	13,994,519
6.60%, 01/15/38(a)	17,481	26,582,079
Westpac Banking Corp.
2.35%, 02/19/25(a)	8,649	8,934,379
2.65%, 01/16/30(a)	9,487	9,902,095
2.70%, 08/19/26(a)	12,664	13,333,465
2.85%, 05/13/26(a)	21,110	22,350,810
3.30%, 02/26/24(a)	15,144	16,206,403
3.35%, 03/08/27(a)	10,299	11,270,259
3.40%, 01/25/28(a)	10,029	11,183,009
3.65%, 05/15/23(a)	9,786	10,473,987
4.42%, 07/24/39(a)	8,457	9,954,576

		7,995,095,831

Beverages — 3.2%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
3.65%, 02/01/26 (Call 11/01/25)	47,051	51,407,029
4.70%, 02/01/36 (Call 08/01/35)	54,212	64,844,600
4.90%, 02/01/46 (Call 08/01/45)	99,410	122,273,604
Anheuser-Busch InBev Finance Inc.
2.63%, 01/17/23(a)	1	517
3.65%, 02/01/26 (Call 11/01/25)	6,844	7,504,616
3.70%, 02/01/24	10,307	11,117,150
4.00%, 01/17/43(a)	8,759	9,646,878
4.63%, 02/01/44(a)	10,241	12,126,843
4.90%, 02/01/46 (Call 08/01/45)(a)	13,465	16,470,147
Anheuser-Busch InBev Worldwide Inc.
3.75%, 07/15/42(a)	7,756	8,290,639
4.00%, 04/13/28 (Call 01/13/28)(a)	29,567	33,352,738
4.15%, 01/23/25 (Call 12/23/24)(a)	37,604	41,824,304
4.38%, 04/15/38 (Call 10/15/37)	14,337	16,599,120
4.44%, 10/06/48 (Call 04/06/48)(a)	17,982	20,986,663
4.60%, 04/15/48 (Call 10/15/47)(a)	26,988	32,339,054
4.75%, 01/23/29 (Call 10/23/28)(a)	39,904	47,278,798
4.75%, 04/15/58 (Call 10/15/57)(a)	16,590	20,211,771
4.90%, 01/23/31 (Call 10/23/30)	9,431	11,468,616
4.95%, 01/15/42(a)	14,263	17,526,675
5.45%, 01/23/39 (Call 07/23/38)	20,345	26,431,681
5.55%, 01/23/49 (Call 07/23/48)(a)	44,923	60,977,698
5.80%, 01/23/59 (Call 07/23/58)(a)	21,691	30,705,560
8.20%, 01/15/39	8,955	14,705,226
Coca-Cola Co. (The)
1.75%, 09/06/24(a)	7,225	7,353,164
2.13%, 09/06/29(a)	11,936	12,184,165
2.25%, 09/01/26(a)	11,874	12,409,219
2.50%, 04/01/23(a)	6,234	6,485,336

Security	Par (000)	Value

Beverages (continued)
2.88%, 10/27/25(a)	$18,297	$19,765,975
3.20%, 11/01/23(a)	11,936	12,760,447
Constellation Brands Inc.
3.15%, 08/01/29 (Call 05/01/29)(a)	9,185	9,632,383
4.25%, 05/01/23(a)	8,997	9,697,022
Diageo Capital PLC
2.38%, 10/24/29 (Call 07/24/29)(a)	7,606	7,898,893
2.63%, 04/29/23 (Call 01/29/23)(a)	10,824	11,228,377
Keurig Dr Pepper Inc.
4.06%, 05/25/23 (Call 04/25/23)(a)	19,827	21,268,736
4.42%, 05/25/25 (Call 03/25/25)	7,948	8,909,683
4.60%, 05/25/28 (Call 02/25/28)(a)	20,997	24,222,332
5.09%, 05/25/48 (Call 11/25/47)	7,444	9,494,328
Molson Coors Beverage Co.
3.00%, 07/15/26 (Call 04/15/26)(a)	24,445	25,635,995
4.20%, 07/15/46 (Call 01/15/46)(a)	18,307	18,983,530
5.00%, 05/01/42(a)	10,450	11,852,413
PepsiCo Inc.
2.38%, 10/06/26 (Call 07/06/26)(a)	12,601	13,271,904
2.63%, 07/29/29 (Call 04/29/29)(a)	14,503	15,461,676
2.75%, 03/01/23(a)	2,438	2,547,190
2.75%, 04/30/25 (Call 01/30/25)(a)	10,543	11,217,848
2.85%, 02/24/26 (Call 11/24/25)(a)	8,654	9,310,990
2.88%, 10/15/49 (Call 04/15/49)	12,768	13,507,289
3.00%, 10/15/27 (Call 07/15/27)(a)	11,701	12,767,548
3.38%, 07/29/49 (Call 01/29/49)	12,257	14,057,646
3.45%, 10/06/46 (Call 04/06/46)(a)	13,251	15,151,139
3.60%, 03/01/24 (Call 12/01/23)(a)	4,690	5,083,838
4.00%, 03/05/42	7,826	9,589,544
4.00%, 05/02/47 (Call 11/02/46)(a)	9,116	11,403,593
4.45%, 04/14/46 (Call 10/14/45)(a)	12,840	16,956,048

		1,058,198,178

Biotechnology — 1.4%
Amgen Inc.
2.20%, 02/21/27 (Call 12/21/26)	870	884,346
2.25%, 08/19/23 (Call 06/19/23)(a)	3,434	3,519,815
2.45%, 02/21/30 (Call 11/21/29)	13,590	13,814,242
2.60%, 08/19/26 (Call 05/19/26)(a)	14,363	15,000,541
3.13%, 05/01/25 (Call 02/01/25)	8,953	9,564,377
3.15%, 02/21/40 (Call 08/21/39)	15,000	15,314,292
3.20%, 11/02/27 (Call 08/02/27)(a)	7,183	7,764,959
3.38%, 02/21/50 (Call 08/21/49)(a)	14,280	14,607,323
3.63%, 05/22/24 (Call 02/22/24)(a)	10,121	10,925,471
4.40%, 05/01/45 (Call 11/01/44)(a)	22,590	26,720,952
4.56%, 06/15/48 (Call 12/15/47)(a)	13,719	16,727,456
4.66%, 06/15/51 (Call 12/15/50)	36,821	45,651,372
5.15%, 11/15/41 (Call 05/15/41)	10,960	14,213,483
BiotechnologyBaxalta Inc., 4.00%, 06/23/25 (Call 03/23/25)(a)	9,154	10,122,373
Biogen Inc.
4.05%, 09/15/25 (Call 06/15/25)	20,458	22,920,443
5.20%, 09/15/45 (Call 03/15/45)(a)	17,153	22,127,411
Gilead Sciences Inc.
2.50%, 09/01/23 (Call 07/01/23)(a)	8,216	8,501,855
2.95%, 03/01/27 (Call 12/01/26)(a)	11,075	11,834,443
3.50%, 02/01/25 (Call 11/01/24)(a)	11,486	12,458,046
3.65%, 03/01/26 (Call 12/01/25)(a)	32,183	35,520,783
3.70%, 04/01/24 (Call 01/01/24)(a)	9,010	9,679,942
4.00%, 09/01/36 (Call 03/01/36)(a)	7,141	8,348,772
4.15%, 03/01/47 (Call 09/01/46)(a)	20,548	24,725,647

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Biotechnology (continued)
4.50%, 02/01/45 (Call 08/01/44)	$20,436	$25,336,536
4.60%, 09/01/35 (Call 03/01/35)	8,069	10,087,017
4.75%, 03/01/46 (Call 09/01/45)	24,781	31,839,419
4.80%, 04/01/44 (Call 10/01/43)(a)	17,830	22,841,608
5.65%, 12/01/41 (Call 06/01/41)(a)	10,078	14,241,464

		465,294,388

Building Materials — 0.2%
Carrier Global Corp.
2.24%, 02/15/25 (Call 01/15/25)(b)	11,938	12,172,714
2.49%, 02/15/27 (Call 12/15/26)(b)	3,270	3,329,418
2.72%, 02/15/30 (Call 11/15/29)(b)	20,000	20,214,276
3.38%, 04/05/40 (Call 10/05/39)(b)	15,000	15,424,213
3.58%, 04/05/50 (Call 10/05/49)(b)	20,000	20,593,658

		71,734,279

Chemicals — 1.2%
Dow Chemical Co. (The)
3.50%, 10/01/24 (Call 07/01/24)(a)	7,107	7,628,647
3.63%, 05/15/26 (Call 03/15/26)(a)	10,835	11,796,834
4.38%, 11/15/42 (Call 05/15/42)(a)	10,189	11,205,656
4.80%, 05/15/49 (Call 11/15/48)	8,798	10,290,170
5.25%, 11/15/41 (Call 05/15/41)	8,739	10,559,488
5.55%, 11/30/48 (Call 05/30/48)(a)	5,838	7,403,215
7.38%, 11/01/29	10,113	13,884,201
9.40%, 05/15/39(a)	10,153	17,407,042
DuPont de Nemours Inc.
4.21%, 11/15/23 (Call 10/15/23)(a)	28,121	30,761,762
4.49%, 11/15/25 (Call 09/15/25)	24,084	27,141,327
4.73%, 11/15/28 (Call 08/15/28)	26,570	30,868,468
5.32%, 11/15/38 (Call 05/15/38)(a)	14,938	18,168,101
5.42%, 11/15/48 (Call 05/15/48)(a)	22,298	28,053,914
ChemicalsEastman Chemical Co., 4.65%, 10/15/44 (Call 04/15/44)(a)	8,695	9,950,809
ChemicalsEcolab Inc., 2.70%, 11/01/26 (Call 08/01/26)	10,755	11,412,733
LYB International Finance BV
4.00%, 07/15/23	8,563	9,212,358
4.88%, 03/15/44 (Call 09/15/43)(a)	7,814	8,974,195
5.25%, 07/15/43	11,221	13,460,782
ChemicalsLYB International Finance II BV, 3.50%, 03/02/27 (Call 12/02/26)(a)	10,113	10,873,952
ChemicalsLYB International Finance III LLC, 4.20%, 10/15/49 (Call 04/15/49)(a)	11,397	12,009,242
LyondellBasell Industries NV
4.63%, 02/26/55 (Call 08/26/54)(a)	9,059	9,854,021
5.75%, 04/15/24 (Call 01/15/24)(a)	7,400	8,495,720
ChemicalsMosaic Co. (The), 4.25%, 11/15/23 (Call 08/15/23)(a)	7,844	8,511,195
Nutrien Ltd.
4.20%, 04/01/29 (Call 01/01/29)(a)	8,873	10,136,225
5.00%, 04/01/49 (Call 10/01/48)(a)	6,835	8,551,759
ChemicalsRohm & Haas Co., 7.85%, 07/15/29	6,440	8,866,695
Sherwin-Williams Co. (The)
2.95%, 08/15/29 (Call 05/15/29)	9,024	9,438,942
3.45%, 06/01/27 (Call 03/01/27)(a)	15,400	16,788,382
4.50%, 06/01/47 (Call 12/01/46)(a)	13,427	16,145,981

		397,851,816

Commercial Services — 0.4%
Global Payments Inc.
2.65%, 02/15/25 (Call 01/15/25)(a)	10,255	10,593,267
3.20%, 08/15/29 (Call 05/15/29)	11,790	12,493,485

Security	Par (000)	Value

Commercial Services (continued)
4.15%, 08/15/49 (Call 02/15/49)	$8,818	$10,136,617
4.80%, 04/01/26 (Call 01/01/26)(a)	8,561	9,857,342
IHS Markit Ltd.
4.25%, 05/01/29 (Call 02/01/29)(a)	10,982	12,502,430
4.75%, 08/01/28 (Call 05/01/28)	8,493	9,949,467
PayPal Holdings Inc.
2.40%, 10/01/24 (Call 09/01/24)(a)	16,991	17,453,065
2.65%, 10/01/26 (Call 08/01/26)(a)	16,085	16,674,298
2.85%, 10/01/29 (Call 07/01/29)(a)	11,319	11,893,714
Commercial ServicesRELX Capital Inc., 4.00%, 03/18/29 (Call 12/18/28)(a)	6,532	7,460,393
Commercial ServicesS&P Global Inc., 4.40%, 02/15/26 (Call 11/15/25)(a)	1,939	2,232,733

		121,246,811

Computers — 3.5%
Apple Inc.
1.80%, 09/11/24 (Call 08/11/24)	7,693	7,821,895
2.05%, 09/11/26 (Call 07/11/26)	21,115	21,646,646
2.20%, 09/11/29 (Call 06/11/29)(a)	20,208	20,802,111
2.40%, 05/03/23(a)	57,765	59,685,426
2.45%, 08/04/26 (Call 05/04/26)(a)	24,133	25,299,473
2.50%, 02/09/25(a)	13,939	14,628,373
2.75%, 01/13/25 (Call 11/13/24)(a)	13,648	14,416,797
2.85%, 05/11/24 (Call 03/11/24)(a)	21,358	22,522,519
2.90%, 09/12/27 (Call 06/12/27)	24,564	26,450,923
2.95%, 09/11/49 (Call 03/11/49)(a)	14,909	15,675,989
3.00%, 02/09/24 (Call 12/09/23)(a)	18,292	19,387,427
3.00%, 06/20/27 (Call 03/20/27)(a)	6,536	7,087,508
3.00%, 11/13/27 (Call 08/13/27)(a)	16,351	17,781,346
3.20%, 05/13/25(a)	19,278	20,868,715
3.20%, 05/11/27 (Call 02/11/27)(a)	20,351	22,264,061
3.25%, 02/23/26 (Call 11/23/25)	32,839	35,833,428
3.35%, 02/09/27 (Call 11/09/26)(a)	23,380	25,740,709
3.45%, 05/06/24	25,969	28,094,584
3.45%, 02/09/45(a)	21,358	24,136,930
3.75%, 09/12/47 (Call 03/12/47)(a)	9,860	11,713,503
3.75%, 11/13/47 (Call 05/13/47)(a)	12,125	14,470,863
3.85%, 05/04/43	32,674	38,991,632
3.85%, 08/04/46 (Call 02/04/46)(a)	21,222	25,276,234
4.25%, 02/09/47 (Call 08/09/46)(a)	8,173	10,373,933
4.38%, 05/13/45(a)	21,494	27,618,991
4.45%, 05/06/44(a)	10,675	13,769,018
4.50%, 02/23/36 (Call 08/23/35)	8,489	10,811,282
4.65%, 02/23/46 (Call 08/23/45)	40,941	54,619,720
Dell International LLC/EMC Corp.
4.00%, 07/15/24 (Call 06/15/24)(b)	11,130	11,935,754
4.90%, 10/01/26 (Call 08/01/26)(a)(b)	16,370	18,228,904
5.30%, 10/01/29 (Call 07/01/29)(a)(b)	13,079	15,032,643
5.45%, 06/15/23 (Call 04/15/23)(a)(b)	37,018	40,750,014
6.02%, 06/15/26 (Call 03/15/26)(a)(b)	44,404	52,042,540
8.10%, 07/15/36 (Call 01/15/36)(a)(b)	15,584	21,315,329
8.35%, 07/15/46 (Call 01/15/46)(b)	22,781	30,993,093
Hewlett Packard Enterprise Co.
4.90%, 10/15/25 (Call 07/15/25)(a)	29,210	33,196,747
6.20%, 10/15/35 (Call 04/15/35)	7,180	8,867,300
6.35%, 10/15/45 (Call 04/15/45)(a)	16,256	20,166,358
ComputersHP Inc., 6.00%, 09/15/41(a)	11,864	13,707,382
International Business Machines Corp.
3.00%, 05/15/24	41,953	44,426,037
3.30%, 05/15/26(a)	35,179	38,412,833

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
3.38%, 08/01/23(a)	$5,278	$5,628,802
3.45%, 02/19/26(a)	14,477	15,878,912
3.50%, 05/15/29(a)	37,097	41,544,444
3.63%, 02/12/24(a)	22,329	24,159,531
4.00%, 06/20/42(a)	7,959	9,484,658
4.15%, 05/15/39	21,858	26,420,624
4.25%, 05/15/49(a)	31,395	39,089,271

		1,149,071,212

Cosmetics & Personal Care — 0.3%
Procter & Gamble Co. (The)
2.45%, 11/03/26(a)	13,335	14,389,689
2.85%, 08/11/27(a)	10,166	11,159,692
3.10%, 08/15/23	13,260	14,131,638
5.55%, 03/05/37	1,520	2,240,583
Unilever Capital Corp.
2.13%, 09/06/29 (Call 06/06/29)(a)	18,260	18,587,334
2.60%, 05/05/24 (Call 03/05/24)(a)	1,966	2,056,184
2.90%, 05/05/27 (Call 02/05/27)(a)	5,039	5,433,337
3.50%, 03/22/28 (Call 12/22/27)(a)	9,568	10,744,141
5.90%, 11/15/32(a)	7,408	10,499,761

		89,242,359

Diversified Financial Services — 2.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.88%, 08/14/24 (Call 07/14/24)(a)	8,534	8,733,988
3.50%, 01/15/25 (Call 11/15/24)(a)	9,213	9,655,111
3.65%, 07/21/27 (Call 04/21/27)(a)	11,283	11,719,626
4.88%, 01/16/24 (Call 12/16/23)(a)	3,500	3,809,423
Air Lease Corp.
2.30%, 02/01/25 (Call 01/01/25)(a)	4,411	4,498,821
3.00%, 09/15/23 (Call 07/15/23)(a)	1,955	2,033,856
3.75%, 06/01/26 (Call 04/01/26)(a)	10,593	11,337,926
Ally Financial Inc.
3.88%, 05/21/24 (Call 04/21/24)(a)	8,333	8,736,067
8.00%, 11/01/31	21,070	29,129,275
American Express Co.
2.50%, 07/30/24 (Call 06/30/24)(a)	14,844	15,370,705
3.00%, 10/30/24 (Call 09/29/24)(a)	19,754	20,871,636
3.13%, 05/20/26 (Call 04/20/26)(a)	14,672	15,859,672
3.40%, 02/27/23 (Call 01/27/23)	16,738	17,612,289
3.40%, 02/22/24 (Call 01/22/24)(a)	10,654	11,371,568
3.70%, 08/03/23 (Call 07/03/23)(a)	8,497	9,083,162
4.05%, 12/03/42(a)	10,881	13,664,464
4.20%, 11/06/25 (Call 10/06/25)(a)	12,115	13,682,669
Diversified Financial ServicesAmerican Express Credit Corp., 3.30%, 05/03/27 (Call 04/03/27)(a)	18,504	20,290,304
Diversified Financial ServicesAmeriprise Financial Inc., 4.00%, 10/15/23(a)	7,369	8,025,035
Brookfield Finance Inc.
4.00%, 04/01/24 (Call 02/01/24)(a)	10,201	11,119,099
4.70%, 09/20/47 (Call 03/20/47)(a)	8,648	10,592,805
4.85%, 03/29/29 (Call 12/29/28)(a)	12,438	14,827,987
Capital One Financial Corp.
3.20%, 02/05/25 (Call 01/05/25)(a)	11,748	12,509,195
3.30%, 10/30/24 (Call 09/30/24)(a)	14,150	15,063,467
3.50%, 06/15/23(a)	9,568	10,114,419
3.75%, 04/24/24 (Call 03/24/24)(a)	9,040	9,758,272
3.75%, 07/28/26 (Call 06/28/26)	13,143	14,088,917
3.75%, 03/09/27 (Call 02/09/27)(a)	13,978	15,208,267

Security	Par (000)	Value

Diversified Financial Services (continued)
3.80%, 01/31/28 (Call 12/31/27)(a)	$14,834	$16,177,082
3.90%, 01/29/24 (Call 12/29/23)(a)	14,577	15,679,358
4.20%, 10/29/25 (Call 09/29/25)(a)	16,460	17,950,865
4.25%, 04/30/25 (Call 03/31/25)	9,244	10,328,536
Diversified Financial ServicesCharles Schwab Corp. (The), 3.85%, 05/21/25 (Call 03/21/25)(a)	10,929	12,183,208
CME Group Inc.
3.00%, 03/15/25 (Call 12/15/24)(a)	14,895	15,980,579
5.30%, 09/15/43 (Call 03/15/43)	7,740	11,238,173
Diversified Financial ServicesDiscover Financial Services, 4.10%, 02/09/27 (Call 11/09/26)	13,193	14,442,341
GE Capital International Funding Co. Unlimited Co.
3.37%, 11/15/25(a)	17,266	18,479,724
4.42%, 11/15/35(a)	120,029	137,096,980
Intercontinental Exchange Inc.
3.75%, 12/01/25 (Call 09/01/25)	19,564	21,626,431
4.00%, 10/15/23(a)	3,501	3,814,021
4.25%, 09/21/48 (Call 03/21/48)	12,871	15,645,069
Diversified Financial ServicesJefferies Financial Group Inc., 5.50%, 10/18/23 (Call 01/18/23)(a)	2,095	2,300,901
Jefferies Group LLC/Jefferies Group Capital Finance Inc.
4.15%, 01/23/30	10,422	11,288,076
4.85%, 01/15/27(a)	8,264	9,151,825
Mastercard Inc.
2.00%, 03/03/25 (Call 02/03/25)(a)	2,353	2,414,547
2.95%, 11/21/26 (Call 08/21/26)(a)	9,868	10,624,285
2.95%, 06/01/29 (Call 03/01/29)	22,196	24,050,267
3.38%, 04/01/24(a)	8,360	9,012,152
3.65%, 06/01/49 (Call 12/01/48)	6,605	7,912,196
Nomura Holdings Inc.
2.65%, 01/16/25	4,700	4,825,618
3.10%, 01/16/30	18,085	18,686,966
Synchrony Financial
3.95%, 12/01/27 (Call 09/01/27)(a)	11,033	11,839,138
4.25%, 08/15/24 (Call 05/15/24)	11,988	12,960,532
4.50%, 07/23/25 (Call 04/23/25)(a)	12,587	13,892,141
Diversified Financial ServicesTD Ameritrade Holding Corp., 3.30%, 04/01/27 (Call 01/01/27)(a)	10,313	11,170,746
Visa Inc.
2.75%, 09/15/27 (Call 06/15/27)	6,553	7,009,860
2.80%, 12/14/22 (Call 10/14/22)	12,081	12,559,515
3.15%, 12/14/25 (Call 09/14/25)	42,945	46,651,523
3.65%, 09/15/47 (Call 03/15/47)(a)	9,050	10,738,591
4.15%, 12/14/35 (Call 06/14/35)	14,215	17,603,538
4.30%, 12/14/45 (Call 06/14/45)(a)	35,083	45,366,697

		949,469,506

Electric — 1.9%
Berkshire Hathaway Energy Co.
3.80%, 07/15/48 (Call 01/15/48)(a)	7,993	9,149,077
4.45%, 01/15/49 (Call 07/15/48)	10,868	13,723,729
4.50%, 02/01/45 (Call 08/01/44)	7,311	9,080,087
5.15%, 11/15/43 (Call 05/15/43)(a)	8,113	10,887,566
6.13%, 04/01/36(a)	17,548	25,012,782
ElectricCommonwealth Edison Co., 4.00%, 03/01/48 (Call 09/01/47)	7,522	9,036,277
ElectricConnecticut Light & Power Co. (The), 4.00%, 04/01/48 (Call 10/01/47)(a)	7,166	8,841,027
Consolidated Edison Co. of New York Inc.
4.45%, 03/15/44 (Call 09/15/43)(a)	7,122	8,792,885

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.63%, 12/01/54 (Call 06/01/54)	$8,242	$10,656,737
ElectricDominion Energy Inc., 3.90%, 10/01/25 (Call 07/01/25)(a)	5,963	6,590,877
Duke Energy Carolinas LLC
3.20%, 08/15/49 (Call 02/15/49)(a)	10,360	11,112,866
5.30%, 02/15/40	8,500	11,731,299
Duke Energy Corp.
2.65%, 09/01/26 (Call 06/01/26)(a)	17,212	17,958,944
3.15%, 08/15/27 (Call 05/15/27)(a)	8,372	8,978,388
3.75%, 04/15/24 (Call 01/15/24)(a)	11,107	11,963,422
3.75%, 09/01/46 (Call 03/01/46)(a)	14,783	16,392,576
ElectricDuke Energy Florida LLC, 6.40%, 06/15/38	8,864	13,540,427
Emera U.S. Finance LP
3.55%, 06/15/26 (Call 03/15/26)(a)	11,272	12,238,819
4.75%, 06/15/46 (Call 12/15/45)(a)	11,349	13,764,252
ElectricEntergy Corp., 2.95%, 09/01/26 (Call 06/01/26)(a)	8,297	8,729,965
Evergy Inc.
2.45%, 09/15/24 (Call 08/15/24)(a)	5,055	5,204,643
2.90%, 09/15/29 (Call 06/15/29)(a)	10,135	10,595,331
Exelon Corp.
3.40%, 04/15/26 (Call 01/15/26)	8,648	9,359,308
3.95%, 06/15/25 (Call 03/15/25)(a)	11,320	12,421,058
4.45%, 04/15/46 (Call 10/15/45)(a)	11,874	14,236,037
Exelon Generation Co. LLC
5.60%, 06/15/42 (Call 12/15/41)	5,280	6,293,261
6.25%, 10/01/39(a)	9,298	11,733,049
FirstEnergy Corp.
Series B, 3.90%, 07/15/27 (Call 04/15/27)	19,221	21,436,145
Series B, 4.25%, 03/15/23 (Call 12/15/22)(a)	1,537	1,646,004
Series C, 3.40%, 03/01/50 (Call 09/01/49)	10,000	10,098,456
Series C, 4.85%, 07/15/47 (Call 01/15/47)(a)	9,016	11,091,783
Series C, 7.38%, 11/15/31	14,964	21,774,069
Florida Power & Light Co.
3.15%, 10/01/49 (Call 04/01/49)(a)	9,924	10,960,709
3.95%, 03/01/48 (Call 09/01/47)	9,701	12,033,285
ElectricGeorgia Power Co., 4.30%, 03/15/42	11,450	13,412,416
MidAmerican Energy Co.
3.65%, 04/15/29 (Call 01/15/29)	1,539	1,741,669
4.25%, 07/15/49 (Call 01/15/49)	9,380	12,055,778
NextEra Energy Capital Holdings Inc.
2.75%, 11/01/29 (Call 08/01/29)(a)	11,835	12,356,905
3.15%, 04/01/24 (Call 03/01/24)(a)	9,846	10,443,024
3.55%, 05/01/27 (Call 02/01/27)	6,478	7,129,713
ElectricPublic Service Enterprise Group Inc., 2.88%, 06/15/24 (Call 05/15/24)(a)	5,730	6,007,094
Sempra Energy
3.25%, 06/15/27 (Call 03/15/27)(a)	5,876	6,289,945
3.40%, 02/01/28 (Call 11/01/27)(a)	10,561	11,345,525
3.80%, 02/01/38 (Call 08/01/37)(a)	12,219	13,455,822
4.00%, 02/01/48 (Call 08/01/47)(a)	8,916	9,848,630
6.00%, 10/15/39(a)	7,505	10,242,729
Southern California Edison Co.
4.00%, 04/01/47 (Call 10/01/46)(a)	17,851	20,258,920
4.65%, 10/01/43 (Call 04/01/43)(a)	9,994	12,197,784
Series C, 4.13%, 03/01/48 (Call 09/01/47)	13,411	15,374,370
Southern Co. (The)
2.95%, 07/01/23 (Call 05/01/23)(a)	16,412	17,119,470
3.25%, 07/01/26 (Call 04/01/26)	20,028	21,496,319
4.40%, 07/01/46 (Call 01/01/46)(a)	19,838	23,144,423

Security	Par (000)	Value

Electric (continued)
Virginia Electric & Power Co.
Series A, 3.15%, 01/15/26 (Call 10/15/25)(a)	$5,866	$6,334,126
Series A, 3.50%, 03/15/27 (Call 12/15/26)	6,901	7,611,276

		634,931,078

Electronics — 0.1%
ElectronicsFortive Corp., 3.15%, 06/15/26 (Call 03/15/26)(a)	4,808	5,093,762
Honeywell International Inc.
2.30%, 08/15/24 (Call 07/15/24)(a)	6,439	6,685,254
2.50%, 11/01/26 (Call 08/01/26)(a)	11,568	12,249,257
2.70%, 08/15/29 (Call 05/15/29)(a)	7,064	7,558,786
ElectronicsRoper Technologies Inc., 4.20%, 09/15/28 (Call 06/15/28)(a)	6,156	7,083,402

		38,670,461

Environmental Control — 0.2%
Republic Services Inc.
2.50%, 08/15/24 (Call 07/15/24)(a)	7,454	7,728,059
3.95%, 05/15/28 (Call 02/15/28)(a)	5,121	5,824,711
Waste Management Inc.
2.95%, 06/15/24 (Call 05/15/24)(a)	10,493	11,067,252
3.15%, 11/15/27 (Call 08/15/27)(a)	9,581	10,317,158
3.20%, 06/15/26 (Call 04/15/26)(a)	11,849	12,834,378
3.45%, 06/15/29 (Call 03/15/29)(a)	10,027	11,075,384
4.10%, 03/01/45 (Call 09/01/44)(a)	5,535	6,754,042
4.15%, 07/15/49 (Call 01/15/49)(a)	9,864	12,277,943

		77,878,927

Food — 0.8%
Campbell Soup Co.
3.95%, 03/15/25 (Call 01/15/25)(a)	10,475	11,456,869
4.15%, 03/15/28 (Call 12/15/27)(a)	7,665	8,537,876
Conagra Brands Inc.
4.30%, 05/01/24 (Call 04/01/24)	8,175	8,925,045
4.60%, 11/01/25 (Call 09/01/25)	9,739	10,905,540
4.85%, 11/01/28 (Call 08/01/28)(a)	12,577	14,627,900
5.30%, 11/01/38 (Call 05/01/38)(a)	9,606	11,625,268
5.40%, 11/01/48 (Call 05/01/48)(a)	10,889	13,772,238
General Mills Inc.
3.20%, 02/10/27 (Call 11/10/26)(a)	5,738	6,208,088
3.70%, 10/17/23 (Call 09/17/23)(a)	3,086	3,318,583
4.00%, 04/17/25 (Call 02/17/25)(a)	9,134	10,123,914
4.20%, 04/17/28 (Call 01/17/28)(a)	15,789	18,117,011
FoodJM Smucker Co. (The), 3.50%, 03/15/25(a)	8,262	8,967,265
FoodKellogg Co., 3.25%, 04/01/26(a)	5,168	5,569,397
Kroger Co. (The)
2.65%, 10/15/26 (Call 07/15/26)(a)	7,690	7,997,722
3.95%, 01/15/50 (Call 07/15/49)(a)	9,860	10,211,662
4.45%, 02/01/47 (Call 08/01/46)(a)	7,259	8,038,666
FoodMcCormick & Co. Inc./MD, 3.40%, 08/15/27 (Call 05/15/27)(a)	4,931	5,388,745
FoodMondelez International Inc., 3.63%, 05/07/23 (Call 04/07/23)(a)	9,420	10,037,944
Sysco Corp.
3.25%, 07/15/27 (Call 04/15/27)	9,530	10,335,507
3.30%, 07/15/26 (Call 04/15/26)(a)	4,548	4,955,933
3.75%, 10/01/25 (Call 07/01/25)(a)	8,918	9,877,107
Tyson Foods Inc.
3.55%, 06/02/27 (Call 03/02/27)	9,547	10,470,386
3.95%, 08/15/24 (Call 05/15/24)(a)	8,013	8,778,447
4.00%, 03/01/26 (Call 01/01/26)(a)	10,336	11,529,649

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
4.35%, 03/01/29 (Call 12/01/28)(a)	$11,705	$13,695,889
4.55%, 06/02/47 (Call 12/02/46)(a)	7,222	8,743,855
5.10%, 09/28/48 (Call 03/28/48)(a)	16,469	21,458,545

		273,675,051

Forest Products & Paper — 0.1%
International Paper Co.
3.00%, 02/15/27 (Call 11/15/26)(a)	9,347	9,925,190
3.65%, 06/15/24 (Call 03/15/24)(a)	1,048	1,130,802
4.35%, 08/15/48 (Call 02/15/48)(a)	11,415	12,661,433
4.40%, 08/15/47 (Call 02/15/47)	12,930	14,213,833
4.80%, 06/15/44 (Call 12/15/43)	8,278	9,560,096

		47,491,354

Gas — 0.2%
GasAtmos Energy Corp., 4.13%, 10/15/44 (Call 04/15/44)	5,733	6,916,698
NiSource Inc.
2.95%, 09/01/29 (Call 06/01/29)(a)	7,360	7,705,522
3.49%, 05/15/27 (Call 02/15/27)(a)	9,664	10,574,305
3.95%, 03/30/48 (Call 09/30/47)(a)	4,753	5,302,578
4.38%, 05/15/47 (Call 11/15/46)(a)	12,711	14,928,872
4.80%, 02/15/44 (Call 08/15/43)	8,602	10,444,499

		55,872,474

Health Care - Products — 1.1%
Abbott Laboratories
2.95%, 03/15/25 (Call 12/15/24)(a)	13,980	14,882,349
3.40%, 11/30/23 (Call 09/30/23)(a)	7,671	8,218,320
3.75%, 11/30/26 (Call 08/30/26)(a)	17,759	19,998,445
4.75%, 11/30/36 (Call 05/30/36)(a)	15,646	20,529,641
4.90%, 11/30/46 (Call 05/30/46)(a)	33,761	47,026,001
Boston Scientific Corp.
3.45%, 03/01/24 (Call 02/01/24)(a)	6,152	6,577,901
3.75%, 03/01/26 (Call 01/01/26)(a)	9,126	10,084,768
3.85%, 05/15/25	4,348	4,774,598
4.00%, 03/01/29 (Call 12/01/28)(a)	10,751	12,340,193
4.55%, 03/01/39 (Call 09/01/38)(a)	5,279	6,520,896
4.70%, 03/01/49 (Call 09/01/48)	10,115	13,166,133
DH Europe Finance II Sarl
2.60%, 11/15/29 (Call 08/15/29)	7,369	7,666,374
3.25%, 11/15/39 (Call 05/15/39)	8,993	9,769,602
3.40%, 11/15/49 (Call 05/15/49)(a)	10,503	11,638,481
Medtronic Inc.
3.50%, 03/15/25(a)	30,341	33,334,176
4.38%, 03/15/35	21,753	27,765,403
4.63%, 03/15/45	18,088	24,429,343
Stryker Corp.
3.38%, 11/01/25 (Call 08/01/25)(a)	7,837	8,563,308
3.50%, 03/15/26 (Call 12/15/25)	11,887	13,124,010
4.63%, 03/15/46 (Call 09/15/45)(a)	8,776	11,385,292
Thermo Fisher Scientific Inc.
2.60%, 10/01/29 (Call 07/01/29)(a)	12,238	12,663,898
2.95%, 09/19/26 (Call 06/19/26)(a)	13,503	14,513,574
3.00%, 04/15/23 (Call 02/15/23)	8,969	9,375,841
3.20%, 08/15/27 (Call 05/15/27)(a)	4,926	5,343,375
4.10%, 08/15/47 (Call 02/15/47)(a)	7,194	8,810,488
4.15%, 02/01/24 (Call 11/01/23)	546	596,928
Health Care - ProductsZimmer Biomet Holdings Inc., 3.55%, 04/01/25 (Call 01/01/25)(a)	15,039	16,257,203

		379,356,541

Security	Par (000)	Value

Health Care - Services — 2.2%
Aetna Inc.
2.80%, 06/15/23 (Call 04/15/23)(a)	$4,842	$4,991,399
3.50%, 11/15/24 (Call 08/15/24)(a)	11,474	12,345,298
3.88%, 08/15/47 (Call 02/15/47)(a)	10,494	11,024,174
6.63%, 06/15/36	8,704	12,069,010
Anthem Inc.
2.38%, 01/15/25 (Call 12/15/24)(a)	11,686	12,012,267
2.88%, 09/15/29 (Call 06/15/29)(a)	3,136	3,223,392
3.35%, 12/01/24 (Call 10/01/24)(a)	9,409	10,055,219
3.50%, 08/15/24 (Call 05/15/24)(a)	12,160	13,055,500
3.65%, 12/01/27 (Call 09/01/27)(a)	14,287	15,621,314
3.70%, 09/15/49 (Call 03/15/49)(a)	8,797	9,014,457
4.10%, 03/01/28 (Call 12/01/27)(a)	11,451	12,814,146
4.38%, 12/01/47 (Call 06/01/47)(a)	15,085	17,162,296
4.55%, 03/01/48 (Call 09/01/47)(a)	9,362	10,984,254
4.63%, 05/15/42(a)	9,471	10,996,695
4.65%, 01/15/43	10,107	11,846,192
4.65%, 08/15/44 (Call 02/15/44)	8,337	9,738,130
CommonSpirit Health
2.76%, 10/01/24 (Call 07/01/24)(a)	11,070	11,601,941
3.35%, 10/01/29 (Call 04/01/29)	3,857	4,104,669
4.19%, 10/01/49 (Call 04/01/49)(a)	10,353	11,366,229
HCA Inc.
4.13%, 06/15/29 (Call 03/15/29)(a)	21,060	23,053,310
4.50%, 02/15/27 (Call 08/15/26)(a)	9,386	10,378,550
4.75%, 05/01/23(a)	4,046	4,402,232
5.00%, 03/15/24(a)	20,119	22,332,026
5.13%, 06/15/39 (Call 12/15/38)(a)	9,708	11,277,212
5.25%, 04/15/25	16,215	18,513,001
5.25%, 06/15/26 (Call 12/15/25)	25,117	28,865,572
5.25%, 06/15/49 (Call 12/15/48)	18,267	21,165,587
5.50%, 06/15/47 (Call 12/15/46)	16,839	19,956,753
Health Care - ServicesHumana Inc., 4.95%, 10/01/44 (Call 04/01/44)(a)	7,134	8,808,072
Kaiser Foundation Hospitals
4.15%, 05/01/47 (Call 11/01/46)	20,547	26,361,037
Series 2019, 3.27%, 11/01/49 (Call 05/01/49)	3,469	3,856,047
Laboratory Corp. of America Holdings
3.60%, 02/01/25 (Call 11/01/24)(a)	16,395	17,689,823
4.70%, 02/01/45 (Call 08/01/44)(a)	7,679	9,207,359
Health Care - ServicesQuest Diagnostics Inc., 2.95%, 06/30/30 (Call 03/30/30)	8,415	8,698,427
UnitedHealth Group Inc.
2.38%, 08/15/24(a)	8,445	8,748,378
2.88%, 03/15/23	8,710	9,096,674
2.88%, 08/15/29(a)	9,642	10,258,897
2.95%, 10/15/27(a)	11,807	12,608,211
3.10%, 03/15/26(a)	11,175	12,005,678
3.45%, 01/15/27(a)	5,331	5,849,727
3.50%, 06/15/23(a)	5,553	5,916,650
3.50%, 02/15/24	8,543	9,180,543
3.50%, 08/15/39 (Call 02/15/39)(a)	13,435	14,804,208
3.70%, 08/15/49 (Call 02/15/49)(a)	13,825	15,622,987
3.75%, 07/15/25(a)	19,866	21,979,814
3.75%, 10/15/47 (Call 04/15/47)	9,955	11,249,642
3.85%, 06/15/28	10,803	12,217,853
3.88%, 12/15/28	8,281	9,451,427
3.88%, 08/15/59 (Call 02/15/59)	13,761	15,671,525
4.20%, 01/15/47 (Call 07/15/46)	8,694	10,409,544
4.25%, 03/15/43 (Call 09/15/42)(a)	5,149	6,141,769

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
4.25%, 06/15/48 (Call 12/15/47)(a)	$13,563	$16,400,302
4.45%, 12/15/48 (Call 06/15/48)	11,170	13,911,536
4.63%, 07/15/35	9,974	12,564,924
4.75%, 07/15/45	16,935	21,840,377
5.80%, 03/15/36	9,919	13,608,278
6.88%, 02/15/38	11,777	17,990,716

		726,121,250

Holding Companies - Diversified — 0.1%
Ares Capital Corp.
3.25%, 07/15/25 (Call 06/15/25)(a)	5,177	5,231,626
4.20%, 06/10/24 (Call 05/10/24)	12,175	12,964,526

		18,196,152

Insurance — 2.1%
InsuranceAflac Inc., 3.63%, 11/15/24(a)	6,891	7,517,672
American International Group Inc.
3.75%, 07/10/25 (Call 04/10/25)(a)	19,013	20,744,999
3.88%, 01/15/35 (Call 07/15/34)	12,428	14,021,966
3.90%, 04/01/26 (Call 01/01/26)(a)	14,036	15,567,991
4.13%, 02/15/24(a)	6,358	6,946,161
4.20%, 04/01/28 (Call 01/01/28)(a)	5,045	5,725,319
4.38%, 01/15/55 (Call 07/15/54)(a)	9,352	10,844,389
4.50%, 07/16/44 (Call 01/16/44)(a)	24,137	29,557,494
4.75%, 04/01/48 (Call 10/01/47)(a)	10,828	13,807,332
4.80%, 07/10/45 (Call 01/10/45)(a)	6,723	8,413,633
6.25%, 05/01/36(a)	6,711	9,217,085
InsuranceAon Corp., 3.75%, 05/02/29 (Call 02/02/29)(a)	6,258	6,964,327
InsuranceAon PLC, 3.88%, 12/15/25 (Call 09/15/25)(a)	9,620	10,738,043
InsuranceAthene Holding Ltd., 4.13%, 01/12/28 (Call 10/12/27)(a)	8,415	9,054,585
Berkshire Hathaway Finance Corp.
4.20%, 08/15/48 (Call 02/15/48)(a)	24,908	30,895,818
4.25%, 01/15/49 (Call 07/15/48)(a)	22,879	28,451,121
5.75%, 01/15/40(a)	3,926	5,687,581
Berkshire Hathaway Inc.
2.75%, 03/15/23 (Call 01/15/23)(a)	12,921	13,413,290
3.13%, 03/15/26 (Call 12/15/25)(a)	31,006	33,564,882
4.50%, 02/11/43(a)	10,991	13,882,398
Brighthouse Financial Inc.
3.70%, 06/22/27 (Call 03/22/27)(a)	20,965	21,263,967
4.70%, 06/22/47 (Call 12/22/46)	13,772	13,032,444
InsuranceChubb Corp. (The), 6.00%, 05/11/37(a)	10,662	15,574,524
Chubb INA Holdings Inc.
3.15%, 03/15/25	12,108	13,155,068
3.35%, 05/03/26 (Call 02/03/26)(a)	15,207	16,700,711
4.35%, 11/03/45 (Call 05/03/45)(a)	17,848	22,922,204
Equitable Holdings Inc.
3.90%, 04/20/23 (Call 03/20/23)(a)	7,508	8,015,837
4.35%, 04/20/28 (Call 01/20/28)(a)	14,821	16,653,919
5.00%, 04/20/48 (Call 10/20/47)	15,317	17,322,519
Marsh & McLennan Companies Inc.
3.88%, 03/15/24 (Call 02/15/24)(a)	9,791	10,618,863
4.38%, 03/15/29 (Call 12/15/28)	15,382	17,896,686
4.90%, 03/15/49 (Call 09/15/48)(a)	13,563	17,944,158
MetLife Inc.
3.60%, 04/10/24(a)	7,296	7,955,480
4.05%, 03/01/45(a)	8,967	10,768,234
4.13%, 08/13/42	7,891	9,423,854
4.60%, 05/13/46 (Call 11/13/45)(a)	8,082	10,484,534

Security	Par (000)	Value

Insurance (continued)
4.88%, 11/13/43	$11,489	$15,022,267
5.70%, 06/15/35(a)	12,276	17,456,279
5.88%, 02/06/41	6,546	9,539,210
6.38%, 06/15/34(a)	8,733	12,999,333
Series D, 4.37%, 09/15/23(a)	5,558	6,145,597
InsuranceProgressive Corp. (The), 4.13%, 04/15/47 (Call 10/15/46)	9,017	11,157,547
Prudential Financial Inc.
3.70%, 03/13/51 (Call 09/13/50)(a)	16,026	17,219,338
3.91%, 12/07/47 (Call 06/07/47)(a)	10,670	11,868,088
3.94%, 12/07/49 (Call 06/07/49)(a)	9,750	11,120,976
4.35%, 02/25/50 (Call 08/25/49)(a)	9,590	11,424,570
4.60%, 05/15/44(a)	8,585	10,570,976
5.70%, 12/14/36(a)	5,491	7,658,752
Travelers Companies Inc. (The)
5.35%, 11/01/40(a)	6,149	8,756,453
6.25%, 06/15/37(a)	10,742	15,893,153

		691,581,627

Internet — 1.0%
Alphabet Inc.
2.00%, 08/15/26 (Call 05/15/26)	17,098	17,672,103
3.38%, 02/25/24(a)	1,194	1,295,063
Amazon.com Inc.
2.80%, 08/22/24 (Call 06/22/24)	21,555	22,725,109
3.15%, 08/22/27 (Call 05/22/27)	37,607	41,223,823
3.80%, 12/05/24 (Call 09/05/24)(a)	9,038	9,955,657
3.88%, 08/22/37 (Call 02/22/37)	29,429	35,395,415
4.05%, 08/22/47 (Call 02/22/47)(a)	36,411	46,831,442
4.25%, 08/22/57 (Call 02/22/57)(a)	22,452	30,111,920
4.80%, 12/05/34 (Call 06/05/34)(a)	14,567	19,286,124
4.95%, 12/05/44 (Call 06/05/44)(a)	16,267	22,840,648
5.20%, 12/03/25 (Call 09/03/25)	8,599	10,242,825
InternetBooking Holdings Inc., 3.60%, 06/01/26 (Call 03/01/26)	11,407	12,466,686
eBay Inc.
3.45%, 08/01/24 (Call 05/01/24)(a)	9,247	9,866,259
3.60%, 06/05/27 (Call 03/05/27)(a)	7,029	7,571,324
4.00%, 07/15/42 (Call 01/15/42)(a)	9,091	9,154,637
Expedia Group Inc.
3.25%, 02/15/30 (Call 11/15/29)(a)(b)	14,469	14,421,262
3.80%, 02/15/28 (Call 11/15/27)	13,886	14,264,288
5.00%, 02/15/26 (Call 11/15/25)(a)	1,261	1,437,307

		326,761,892

Iron & Steel — 0.1%
ArcelorMittal SA
3.60%, 07/16/24	9,477	9,892,720
4.55%, 03/11/26(a)	7,245	7,953,544

		17,846,264

Lodging — 0.1%
Las Vegas Sands Corp.
3.20%, 08/08/24 (Call 07/08/24)	19,731	20,531,209
3.50%, 08/18/26 (Call 06/18/26)(a)	9,059	9,568,062
3.90%, 08/08/29 (Call 05/08/29)(a)	9,102	9,688,587
LodgingMarriott International Inc./MD, Series R, 3.13%, 06/15/26 (Call 03/15/26)	903	958,683

		40,746,541

Machinery — 0.5%
ABB Finance USA Inc.
3.80%, 04/03/28 (Call 01/03/28)(a)	8,642	9,762,532

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Machinery (continued)
4.38%, 05/08/42	$7,100	$9,150,210
MachineryCaterpillar Financial Services Corp., 2.15%, 11/08/24(a)	850	874,883
Caterpillar Inc.
3.25%, 09/19/49 (Call 03/19/49)(a)	10,148	10,930,578
3.40%, 05/15/24 (Call 02/15/24)(a)	12,342	13,227,384
3.80%, 08/15/42(a)	17,757	21,114,328
5.20%, 05/27/41	7,822	10,817,200
MachineryDeere & Co., 3.90%, 06/09/42 (Call 12/09/41)(a)	11,855	14,433,374
John Deere Capital Corp.
2.80%, 03/06/23(a)	9,385	9,796,641
3.45%, 03/13/25	4,574	4,980,887
Otis Worldwide Corp.
2.06%, 04/05/25 (Call 03/05/25)(b)	11,280	11,505,979
2.57%, 02/15/30 (Call 11/15/29)(a)(b)	12,500	12,847,166
3.11%, 02/15/40 (Call 08/15/39)(b)	10,000	10,455,469
3.36%, 02/15/50 (Call 08/15/49)(b)	10,550	10,907,119
MachineryWabtec Corp., 4.40%, 03/15/24
(Call 02/15/24)	6,742	7,325,944
Westinghouse Air Brake Technologies Corp.
3.45%, 11/15/26 (Call 08/15/26)(a)	3,647	3,809,291
4.95%, 09/15/28 (Call 06/15/28)(a)	14,308	16,403,357

		178,342,342

Manufacturing — 0.9%
3M Co.
2.00%, 02/14/25 (Call 01/14/25)(a)	7,585	7,737,962
2.38%, 08/26/29 (Call 05/26/29)(a)	13,245	13,563,248
2.88%, 10/15/27 (Call 07/15/27)(a)	9,624	10,244,980
3.25%, 02/14/24 (Call 01/14/24)(a)	7,377	7,878,964
3.25%, 08/26/49 (Call 02/26/49)(a)	9,026	9,470,681
3.38%, 03/01/29 (Call 12/01/28)(a)	8,941	9,838,077
4.00%, 09/14/48 (Call 03/14/48)(a)	12,430	14,742,682
Eaton Corp.
2.75%, 11/02/22	9,180	9,544,030
4.15%, 11/02/42(a)	8,819	10,850,214
General Electric Co.
3.38%, 03/11/24(a)	6,549	6,935,877
4.13%, 10/09/42(a)	8,560	9,339,739
4.50%, 03/11/44	7,172	8,285,447
5.88%, 01/14/38(a)	33,353	42,838,573
6.15%, 08/07/37(a)	10,728	14,120,201
6.88%, 01/10/39	22,739	32,031,895
Series A, 6.75%, 03/15/32	31,205	42,065,516
Illinois Tool Works Inc.
2.65%, 11/15/26 (Call 08/15/26)(a)	6,425	6,843,481
3.90%, 09/01/42 (Call 03/01/42)(a)	9,315	11,521,433
ManufacturingIngersoll-Rand Luxembourg Finance SA, 3.80%, 03/21/29 (Call 12/21/28)(a)	6,090	6,833,252
Parker-Hannifin Corp.
3.25%, 06/14/29 (Call 03/14/29)(a)	12,961	14,008,845
4.00%, 06/14/49 (Call 12/14/48)(a)	6,543	7,531,098

		296,226,195

Media — 4.8%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.75%, 02/15/28 (Call 11/15/27)(a)	16,658	17,650,004
4.20%, 03/15/28 (Call 12/15/27)	12,111	13,200,047
4.50%, 02/01/24 (Call 01/01/24)(a)	10,071	10,988,771

Security	Par (000)	Value

Media (continued)
4.80%, 03/01/50 (Call 09/01/49)(a)	$29,023	$31,321,125
4.91%, 07/23/25 (Call 04/23/25)(a)	53,675	60,143,890
5.05%, 03/30/29 (Call 12/30/28)(a)	7,268	8,403,549
5.13%, 07/01/49 (Call 01/01/49)(a)	10,363	11,528,684
5.38%, 04/01/38 (Call 10/01/37)(a)	6,064	6,969,500
5.38%, 05/01/47 (Call 11/01/46)	26,313	30,125,214
5.75%, 04/01/48 (Call 10/01/47)	26,653	31,662,882
6.38%, 10/23/35 (Call 04/23/35)(a)	17,655	23,282,639
6.48%, 10/23/45 (Call 04/23/45)	38,929	49,729,318
Comcast Corp.
2.35%, 01/15/27 (Call 10/15/26)(a)	15,838	16,363,445
2.65%, 02/01/30 (Call 11/01/29)(a)	11,593	12,128,554
2.75%, 03/01/23 (Call 02/01/23)(a)	2,292	2,389,048
3.00%, 02/01/24 (Call 01/01/24)(a)	14,916	15,752,451
3.15%, 03/01/26 (Call 12/01/25)(a)	26,460	28,512,404
3.15%, 02/15/28 (Call 11/15/27)	19,947	21,566,816
3.20%, 07/15/36 (Call 01/15/36)(a)	7,929	8,594,624
3.25%, 11/01/39 (Call 05/01/39)(a)	10,264	11,093,436
3.30%, 02/01/27 (Call 11/01/26)(a)	8,638	9,388,013
3.38%, 02/15/25 (Call 11/15/24)(a)	14,953	16,138,691
3.38%, 08/15/25 (Call 05/15/25)(a)	17,580	19,084,755
3.40%, 07/15/46 (Call 01/15/46)(a)	14,515	15,747,267
3.45%, 02/01/50 (Call 08/01/49)(a)	19,521	21,504,744
3.55%, 05/01/28 (Call 02/01/28)(a)	14,982	16,653,811
3.60%, 03/01/24(a)	5,459	5,893,563
3.70%, 04/15/24 (Call 03/15/24)	21,919	23,789,850
3.90%, 03/01/38 (Call 09/01/37)(a)	10,625	12,505,765
3.95%, 10/15/25 (Call 08/15/25)(a)	30,724	34,413,919
3.97%, 11/01/47 (Call 05/01/47)(a)	21,184	25,163,059
4.00%, 08/15/47 (Call 02/15/47)(a)	10,086	11,931,862
4.00%, 03/01/48 (Call 09/01/47)	10,869	12,759,659
4.00%, 11/01/49 (Call 05/01/49)(a)	21,576	25,611,471
4.05%, 11/01/52 (Call 05/01/52)	15,558	18,522,410
4.15%, 10/15/28 (Call 07/15/28)	41,683	48,294,653
4.20%, 08/15/34 (Call 02/15/34)	12,553	15,089,340
4.25%, 10/15/30 (Call 07/15/30)	18,038	21,383,791
4.25%, 01/15/33(a)	19,702	23,800,101
4.40%, 08/15/35 (Call 02/15/35)	7,676	9,450,790
4.60%, 10/15/38 (Call 04/15/38)(a)	31,861	40,230,235
4.60%, 08/15/45 (Call 02/15/45)(a)	17,718	22,666,712
4.65%, 07/15/42(a)	13,434	17,139,011
4.70%, 10/15/48 (Call 04/15/48)(a)	42,480	55,683,098
4.75%, 03/01/44(a)	7,729	9,997,142
4.95%, 10/15/58 (Call 04/15/58)	25,955	35,480,238
5.65%, 06/15/35(a)	8,868	12,378,819
6.45%, 03/15/37	7,337	10,838,092
6.50%, 11/15/35	10,144	15,281,453
6.95%, 08/15/37	8,717	13,443,009
7.05%, 03/15/33	8,813	13,314,232
Discovery Communications LLC
2.95%, 03/20/23 (Call 02/20/23)(a)	13,168	13,631,209
3.95%, 03/20/28 (Call 12/20/27)	21,608	23,437,180
4.13%, 05/15/29 (Call 02/15/29)(a)	8,877	9,797,112
4.88%, 04/01/43(a)	9,835	11,160,692
5.00%, 09/20/37 (Call 03/20/37)(a)	4,872	5,544,830
5.20%, 09/20/47 (Call 03/20/47)(a)	15,136	17,884,745
5.30%, 05/15/49 (Call 11/15/48)(a)	9,281	11,214,036
6.35%, 06/01/40(a)	7,929	10,503,264
Fox Corp.
4.03%, 01/25/24 (Call 12/25/23)(a)(b)	13,831	14,972,475

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
4.71%, 01/25/29 (Call 10/25/28)(a)(b)	$21,328	$25,075,210
5.48%, 01/25/39 (Call 07/25/38)(a)(b)	12,677	16,255,903
5.58%, 01/25/49 (Call 07/25/48)(b)	14,841	19,779,096
NBCUniversal Media LLC
4.45%, 01/15/43(a)	6,559	8,096,500
5.95%, 04/01/41(a)	12,591	18,395,436
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)(a)	11,484	11,951,743
5.50%, 09/01/41 (Call 03/01/41)(a)	12,328	14,393,977
5.88%, 11/15/40 (Call 05/15/40)(a)	13,703	17,029,873
6.55%, 05/01/37(a)	16,541	21,560,853
6.75%, 06/15/39(a)	16,041	21,347,015
7.30%, 07/01/38(a)	12,706	17,803,449
Time Warner Entertainment Co. LP
8.38%, 03/15/23(a)	6,689	7,974,569
8.38%, 07/15/33	11,902	17,566,709
TWDC Enterprises 18 Corp.
1.85%, 07/30/26(a)	9,619	9,796,570
2.95%, 06/15/27(a)	8,477	9,201,900
3.00%, 02/13/26(a)	8,393	9,139,178
3.15%, 09/17/25(a)	4,794	5,229,991
4.13%, 06/01/44	10,803	13,550,288
ViacomCBS Inc.
4.00%, 01/15/26 (Call 10/15/25)	9,411	10,438,261
4.25%, 09/01/23 (Call 06/01/23)(a)	1,542	1,672,325
4.38%, 03/15/43(a)	14,641	15,671,110
5.85%, 09/01/43 (Call 03/01/43)(a)	12,048	15,224,389
6.88%, 04/30/36	12,170	16,718,332
7.88%, 07/30/30(a)	8,267	11,900,084
Walt Disney Co. (The)
1.75%, 08/30/24 (Call 07/30/24)	4,453	4,520,761
2.00%, 09/01/29 (Call 06/01/29)(a)	17,361	17,470,864
2.75%, 09/01/49 (Call 03/01/49)(a)	20,755	21,049,096
6.20%, 12/15/34	11,838	17,702,301
6.40%, 12/15/35(a)	8,646	13,087,840
6.65%, 11/15/37	15,617	24,433,042

		1,597,168,164

Metal Fabricate & Hardware — 0.0%
Metal Fabricate & HardwarePrecision Castparts Corp., 3.25%, 06/15/25 (Call 03/15/25)	94	101,953

Mining — 0.5%
MiningBarrick Gold Corp., 5.25%, 04/01/42	7,868	10,191,706
Barrick North America Finance LLC
5.70%, 05/30/41	9,246	12,249,630
5.75%, 05/01/43(a)	7,684	10,696,235
MiningBarrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39(a)	7,535	10,285,426
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42	11,433	13,776,393
5.00%, 09/30/43(a)	25,493	34,306,746
Newmont Corp.
3.70%, 03/15/23 (Call 12/15/22)(a)	520	551,062
4.88%, 03/15/42 (Call 09/15/41)	9,775	12,293,566
6.25%, 10/01/39(a)	10,096	14,685,029
MiningRio Tinto Alcan Inc., 6.13%, 12/15/33	6,967	9,856,981
Rio Tinto Finance USA Ltd.
3.75%, 06/15/25 (Call 03/15/25)	11,187	12,378,305
5.20%, 11/02/40(a)	11,351	15,627,663
7.13%, 07/15/28	5,783	7,978,875

Security	Par (000)	Value

Mining (continued)
MiningRio Tinto Finance USA PLC, 4.13%, 08/21/42 (Call 02/21/42)	$10,741	$12,980,469

		177,858,086

Oil & Gas — 5.5%
Apache Corp.
4.25%, 01/15/44 (Call 07/15/43)(a)	9,439	8,481,262
4.38%, 10/15/28 (Call 07/15/28)	2,912	3,077,073
4.75%, 04/15/43 (Call 10/15/42)(a)	16,331	15,344,550
5.10%, 09/01/40 (Call 03/01/40)(a)	15,622	15,456,185
BP Capital Markets America Inc.
2.75%, 05/10/23(a)	723	748,657
3.02%, 01/16/27 (Call 10/16/26)(a)	10,673	11,313,650
3.12%, 05/04/26 (Call 02/04/26)(a)	14,540	15,593,599
3.22%, 11/28/23 (Call 09/28/23)	8,804	9,304,719
3.22%, 04/14/24 (Call 02/14/24)	10,756	11,422,863
3.41%, 02/11/26 (Call 12/11/25)(a)	10,450	11,368,831
3.79%, 02/06/24 (Call 01/06/24)	11,482	12,389,228
3.80%, 09/21/25 (Call 07/21/25)(a)	14,360	15,883,221
3.94%, 09/21/28 (Call 06/21/28)(a)	5,995	6,778,845
4.23%, 11/06/28 (Call 08/06/28)(a)	25,013	28,965,047
BP Capital Markets PLC
3.28%, 09/19/27 (Call 06/19/27)(a)	15,365	16,530,317
3.51%, 03/17/25(a)	13,358	14,514,494
3.54%, 11/04/24(a)	15,091	16,330,552
3.72%, 11/28/28 (Call 08/28/28)	9,654	10,757,457
3.81%, 02/10/24	15,098	16,327,577
3.99%, 09/26/23	5,007	5,418,452
Canadian Natural Resources Ltd.
3.85%, 06/01/27 (Call 03/01/27)(a)	12,208	13,029,767
4.95%, 06/01/47 (Call 12/01/46)(a)	9,132	10,863,687
6.25%, 03/15/38(a)	10,962	14,277,912
Cenovus Energy Inc.
4.25%, 04/15/27 (Call 01/15/27)(a)	10,261	10,798,360
5.40%, 06/15/47 (Call 12/15/46)(a)	9,888	10,840,719
6.75%, 11/15/39	14,847	17,855,124
Chevron Corp.
2.57%, 05/16/23 (Call 03/16/23)(a)	2,382	2,464,778
2.90%, 03/03/24 (Call 01/03/24)(a)	10,551	11,093,914
2.95%, 05/16/26 (Call 02/16/26)(a)	26,266	28,088,172
3.19%, 06/24/23 (Call 03/24/23)(a)	12,400	13,064,841
3.33%, 11/17/25 (Call 08/17/25)(a)	14,695	16,041,141
Cimarex Energy Co.
3.90%, 05/15/27 (Call 02/15/27)	9,922	10,255,782
4.38%, 06/01/24 (Call 03/01/24)(a)	2,438	2,587,158
Concho Resources Inc.
3.75%, 10/01/27 (Call 07/01/27)(a)	13,311	13,861,397
4.30%, 08/15/28 (Call 05/15/28)	10,949	11,813,790
4.88%, 10/01/47 (Call 04/01/47)(a)	7,948	8,824,664
Oil & GasConocoPhillips, 6.50%, 02/01/39	29,236	43,311,804
ConocoPhillips Co.
4.30%, 11/15/44 (Call 05/15/44)	7,225	8,669,336
4.95%, 03/15/26 (Call 12/15/25)	15,977	18,738,308
Oil & GasConocoPhillips Holding Co., 6.95%, 04/15/29	15,554	21,309,218
Continental Resources Inc./OK
3.80%, 06/01/24 (Call 03/01/24)(a)	1,490	1,515,735
4.38%, 01/15/28 (Call 10/15/27)(a)	14,908	14,517,735
4.50%, 04/15/23 (Call 01/15/23)(a)	12,280	13,027,554
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)(a)	2,374	2,458,491
5.00%, 06/15/45 (Call 12/15/44)(a)	10,529	11,359,773

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
5.60%, 07/15/41 (Call 01/15/41)(a)	$15,206	$17,428,571
Diamondback Energy Inc.
2.88%, 12/01/24 (Call 11/01/24)(a)	10,350	10,452,405
3.25%, 12/01/26 (Call 10/01/26)(a)	10,604	10,751,608
3.50%, 12/01/29 (Call 09/01/29)(a)	13,016	12,914,605
5.38%, 05/31/25 (Call 05/31/20)(a)	1,040	1,085,500
EOG Resources Inc.
2.63%, 03/15/23 (Call 12/15/22)	1,855	1,912,468
4.15%, 01/15/26 (Call 10/15/25)(a)	12,412	13,947,516
Equinor ASA
2.65%, 01/15/24	7,489	7,822,800
3.25%, 11/18/49 (Call 05/18/49)(a)	10,294	10,926,437
3.63%, 09/10/28 (Call 06/10/28)(a)	2,946	3,308,855
3.70%, 03/01/24(a)	8,995	9,748,053
3.95%, 05/15/43(a)	8,271	9,602,060
4.80%, 11/08/43(a)	7,687	10,084,409
5.10%, 08/17/40(a)	7,898	10,466,956
Exxon Mobil Corp.
2.02%, 08/16/24 (Call 07/16/24)(a)	7,291	7,441,156
2.28%, 08/16/26 (Call 06/16/26)	16,155	16,602,216
2.44%, 08/16/29 (Call 05/16/29)	13,284	13,799,584
2.71%, 03/06/25 (Call 12/06/24)(a)	17,385	18,253,165
2.73%, 03/01/23 (Call 01/01/23)	1,894	1,962,960
3.00%, 08/16/39 (Call 02/16/39)(a)	5,600	5,849,899
3.04%, 03/01/26 (Call 12/01/25)(a)	27,110	29,171,572
3.10%, 08/16/49 (Call 02/16/49)(a)	17,112	17,634,250
3.18%, 03/15/24 (Call 12/15/23)	2,396	2,543,871
3.57%, 03/06/45 (Call 09/06/44)(a)	10,343	11,484,757
4.11%, 03/01/46 (Call 09/01/45)(a)	26,648	32,379,630
Hess Corp.
4.30%, 04/01/27 (Call 01/01/27)(a)	4,506	4,779,927
5.60%, 02/15/41(a)	13,753	14,837,896
6.00%, 01/15/40(a)	7,838	8,754,315
Husky Energy Inc.
4.00%, 04/15/24 (Call 01/15/24)(a)	340	365,699
4.40%, 04/15/29 (Call 01/15/29)(a)	11,518	12,420,571
Marathon Oil Corp.
3.85%, 06/01/25 (Call 03/01/25)(a)	7,909	8,357,337
4.40%, 07/15/27 (Call 04/15/27)(a)	11,888	13,017,800
6.60%, 10/01/37(a)	7,754	9,430,039
Marathon Petroleum Corp.
3.63%, 09/15/24 (Call 06/15/24)(a)	4,862	5,175,850
4.75%, 09/15/44 (Call 03/15/44)(a)	8,208	9,178,456
6.50%, 03/01/41 (Call 09/01/40)	13,290	17,830,541
Oil & GasNewfield Exploration Co., 5.63%, 07/01/24(a)	8,240	9,146,850
Noble Energy Inc.
5.05%, 11/15/44 (Call 05/15/44)(a)	8,074	8,325,101
5.25%, 11/15/43 (Call 05/15/43)(a)	10,609	11,205,761
6.00%, 03/01/41 (Call 09/01/40)(a)	9,030	10,444,953
Occidental Petroleum Corp.
2.90%, 08/15/24 (Call 07/15/24)(a)	30,940	31,309,764
3.00%, 02/15/27 (Call 11/15/26)(a)	7,804	7,798,721
3.20%, 08/15/26 (Call 06/15/26)	11,840	12,058,595
3.40%, 04/15/26 (Call 01/15/26)(a)	13,050	13,349,756
3.50%, 06/15/25 (Call 03/15/25)(a)	11,105	11,592,854
3.50%, 08/15/29 (Call 05/15/29)(a)	17,380	17,463,905
4.10%, 02/15/47 (Call 08/15/46)	7,400	6,656,240
4.20%, 03/15/48 (Call 09/15/47)(a)	9,272	8,614,967
4.30%, 08/15/39 (Call 02/15/39)(a)	5,653	5,507,851
4.40%, 04/15/46 (Call 10/15/45)(a)	13,124	12,017,647

Security	Par (000)	Value

Oil & Gas (continued)
4.40%, 08/15/49 (Call 02/15/49)(a)	$8,895	$8,462,000
4.63%, 06/15/45 (Call 12/15/44)	7,278	7,001,637
5.55%, 03/15/26 (Call 12/15/25)	12,623	14,463,640
6.45%, 09/15/36(a)	18,237	21,515,954
6.60%, 03/15/46 (Call 09/15/45)	10,597	12,816,392
7.50%, 05/01/31	8,406	11,585,985
Oil & GasOvintiv Inc., 6.50%, 08/15/34(a)	7,317	7,934,409
Phillips 66
3.90%, 03/15/28 (Call 12/15/27)(a)	8,010	8,872,188
4.65%, 11/15/34 (Call 05/15/34)(a)	10,966	13,387,918
4.88%, 11/15/44 (Call 05/15/44)(a)	17,932	21,576,164
5.88%, 05/01/42(a)	15,400	21,372,795
Shell International Finance BV
2.00%, 11/07/24 (Call 10/07/24)(a)	15,663	15,936,581
2.38%, 11/07/29 (Call 08/07/29)(a)	17,909	18,217,373
2.50%, 09/12/26(a)	9,377	9,790,101
2.88%, 05/10/26(a)	19,055	20,298,396
3.13%, 11/07/49 (Call 05/07/49)(a)	13,250	13,599,886
3.25%, 05/11/25(a)	25,167	27,203,259
3.40%, 08/12/23(a)	5,291	5,644,494
3.50%, 11/13/23 (Call 10/13/23)	5,411	5,792,937
3.75%, 09/12/46(a)	14,676	16,664,183
3.88%, 11/13/28 (Call 08/13/28)	21,816	24,698,720
4.00%, 05/10/46	24,559	28,899,118
4.13%, 05/11/35	12,773	15,445,771
4.38%, 05/11/45	32,825	40,434,137
4.55%, 08/12/43(a)	14,593	18,295,033
5.50%, 03/25/40(a)	1,609	2,256,877
6.38%, 12/15/38	29,425	44,470,653
Suncor Energy Inc.
3.60%, 12/01/24 (Call 09/01/24)(a)	8,039	8,707,777
4.00%, 11/15/47 (Call 05/15/47)(a)	6,826	7,565,992
6.50%, 06/15/38	11,030	15,357,844
6.80%, 05/15/38	10,050	14,410,067
6.85%, 06/01/39	7,913	11,501,406
Oil & GasTotal Capital Canada Ltd., 2.75%, 07/15/23(a)	4,254	4,440,897
Total Capital International SA
2.43%, 01/10/25 (Call 10/10/24)(a)	13,435	13,944,428
2.83%, 01/10/30 (Call 10/10/29)(a)	13,296	14,054,679
3.46%, 02/19/29 (Call 11/19/28)(a)	11,475	12,700,026
3.46%, 07/12/49 (Call 01/12/49)(a)	11,273	12,249,432
3.70%, 01/15/24(a)	9,889	10,716,472
3.75%, 04/10/24(a)	10,540	11,439,022
Oil & GasTotal Capital SA, 3.88%, 10/11/28	13,421	15,316,534
Valero Energy Corp.
3.40%, 09/15/26 (Call 06/15/26)(a)	16,682	17,887,777
4.00%, 04/01/29 (Call 01/01/29)(a)	13,705	14,810,300
4.35%, 06/01/28 (Call 03/01/28)(a)	853	950,749
6.63%, 06/15/37(a)	15,589	20,603,723
7.50%, 04/15/32(a)	8,364	11,602,366

		1,808,788,530

Oil & Gas Services — 0.5%
Oil & Gas ServicesBaker Hughes a GE Co. LLC, 5.13%, 09/15/40(a)	9,408	11,452,909
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc.
3.34%, 12/15/27 (Call 09/15/27)(a)	22,088	23,152,003
4.08%, 12/15/47 (Call 06/15/47)(a)	15,228	16,324,210
Halliburton Co.
3.50%, 08/01/23 (Call 05/01/23)	2,098	2,208,852

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas Services (continued)
3.80%, 11/15/25 (Call 08/15/25)(a)	$25,169	$27,567,120
4.75%, 08/01/43 (Call 02/01/43)(a)	9,017	9,736,185
4.85%, 11/15/35 (Call 05/15/35)(a)	9,520	11,035,630
5.00%, 11/15/45 (Call 05/15/45)	19,333	20,782,722
6.70%, 09/15/38(a)	9,825	12,809,678
7.45%, 09/15/39(a)	10,007	14,087,367
Oil & Gas ServicesSchlumberger Investment SA, 3.65%, 12/01/23 (Call 09/01/23)	12,609	13,459,047

		162,615,723

Packaging & Containers — 0.1%
WRKCo Inc.
4.65%, 03/15/26 (Call 01/15/26)(a)	9,511	10,889,921
4.90%, 03/15/29 (Call 12/15/28)(a)	6,779	7,992,490

		18,882,411

Pharmaceuticals — 9.4%
AbbVie Inc.
2.60%, 11/21/24 (Call 10/21/24)(a)(b)	37,334	38,606,746
2.85%, 05/14/23 (Call 03/14/23)(a)	12,837	13,320,257
2.95%, 11/21/26 (Call 09/21/26)(b)	40,381	42,352,893
3.20%, 05/14/26 (Call 02/14/26)(a)	22,224	23,586,158
3.20%, 11/21/29 (Call 08/21/29)(a)(b)	56,814	60,059,051
3.60%, 05/14/25 (Call 02/14/25)(a)	41,421	44,666,737
3.75%, 11/14/23 (Call 10/14/23)(a)	8,049	8,618,212
4.05%, 11/21/39 (Call 05/21/39)(b)	41,820	46,443,485
4.25%, 11/14/28 (Call 08/14/28)(a)	20,234	23,065,536
4.25%, 11/21/49 (Call 05/21/49)(a)(b)	63,153	70,916,120
4.30%, 05/14/36 (Call 11/14/35)(a)	7,702	8,894,387
4.40%, 11/06/42(a)	27,339	31,596,549
4.45%, 05/14/46 (Call 11/14/45)(a)	21,542	24,803,765
4.50%, 05/14/35 (Call 11/14/34)	24,816	29,179,849
4.70%, 05/14/45 (Call 11/14/44)(a)	27,030	31,878,068
4.88%, 11/14/48 (Call 05/14/48)(a)	18,501	22,736,023
PharmaceuticalsAllergan Finance LLC, 3.25%, 10/01/22 (Call 07/01/22)	7,144	7,416,116
Allergan Funding SCS
3.45%, 03/15/22 (Call 01/15/22)	2,953	3,057,772
3.80%, 03/15/25 (Call 12/15/24)(a)	43,057	46,852,014
3.85%, 06/15/24 (Call 03/15/24)	12,685	13,701,084
4.55%, 03/15/35 (Call 09/15/34)	19,731	23,212,016
4.75%, 03/15/45 (Call 09/15/44)	11,110	13,340,501
4.85%, 06/15/44 (Call 12/15/43)	12,101	14,329,066
PharmaceuticalsAmerisourceBergen Corp., 3.45%, 12/15/27 (Call 09/15/27)	5,863	6,359,639
AstraZeneca PLC
3.13%, 06/12/27 (Call 03/12/27)	8,164	8,778,575
3.38%, 11/16/25(a)	24,840	27,099,553
3.50%, 08/17/23 (Call 07/17/23)(a)	1,966	2,097,272
4.00%, 01/17/29 (Call 10/17/28)(a)	10,189	11,795,921
4.00%, 09/18/42	11,825	14,146,828
4.38%, 11/16/45(a)	8,480	10,781,475
4.38%, 08/17/48 (Call 02/17/48)(a)	5,657	7,279,637
6.45%, 09/15/37(a)	30,418	45,360,560
Becton Dickinson and Co.
3.36%, 06/06/24 (Call 04/06/24)(a)	15,531	16,536,941
3.70%, 06/06/27 (Call 03/06/27)	21,502	23,683,726
3.73%, 12/15/24 (Call 09/15/24)	16,077	17,432,056
4.67%, 06/06/47 (Call 12/06/46)(a)	13,944	17,860,068
4.69%, 12/15/44 (Call 06/15/44)	10,187	12,720,298

Security	Par (000)	Value

Pharmaceuticals (continued)
Bristol-Myers Squibb Co.
2.90%, 07/26/24 (Call 06/26/24)(b)	$38,175	$40,206,422
3.20%, 06/15/26 (Call 04/15/26)(a)(b)	28,720	31,364,394
3.25%, 02/27/27	6,628	7,273,128
3.40%, 07/26/29 (Call 04/26/29)(a)(b)	39,136	43,873,612
3.45%, 11/15/27 (Call 08/15/27)(a)(b)	7,586	8,422,907
3.63%, 05/15/24 (Call 02/15/24)(b)	13,536	14,599,866
3.88%, 08/15/25 (Call 05/15/25)(a)(b)	28,950	32,061,589
3.90%, 02/20/28 (Call 11/20/27)(a)(b)	20,445	23,194,773
4.13%, 06/15/39 (Call 12/15/38)(a)(b)	18,900	22,928,673
4.25%, 10/26/49 (Call 04/26/49)(a)(b)	39,661	50,852,874
4.35%, 11/15/47 (Call 05/15/47)(b)	12,113	15,465,635
4.55%, 02/20/48 (Call 08/20/47)(a)(b)	14,329	18,758,578
4.63%, 05/15/44 (Call 11/15/43)(a)(b)	8,395	10,866,750
5.00%, 08/15/45 (Call 02/15/45)(a)(b)	19,858	27,116,580
Cardinal Health Inc.
3.08%, 06/15/24 (Call 04/15/24)(a)	7,561	7,944,965
3.41%, 06/15/27 (Call 03/15/27)(a)	12,489	13,271,137
Cigna Corp.
3.00%, 07/15/23 (Call 05/16/23)(b)	1,852	1,930,287
3.25%, 04/15/25 (Call 01/15/25)(b)	13,547	14,491,920
3.40%, 03/01/27 (Call 12/01/26)(b)	8,356	8,984,604
3.75%, 07/15/23 (Call 06/15/23)(a)	25,988	27,693,603
3.88%, 10/15/47 (Call 04/15/47)(a)(b)	8,956	9,540,309
4.13%, 11/15/25 (Call 09/15/25)(a)	32,319	35,947,315
4.38%, 10/15/28 (Call 07/15/28)(a)	39,899	45,417,287
4.50%, 02/25/26 (Call 11/27/25)(a)(b)	13,888	15,688,633
4.80%, 08/15/38 (Call 02/15/38)	22,006	26,466,508
4.80%, 07/15/46 (Call 01/16/46)(a)(b)	13,785	16,527,865
4.90%, 12/15/48 (Call 06/15/48)(a)	30,966	38,326,977
CVS Health Corp.
2.63%, 08/15/24 (Call 07/15/24)(a)	10,086	10,416,960
2.88%, 06/01/26 (Call 03/01/26)	18,288	19,013,207
3.00%, 08/15/26 (Call 06/15/26)(a)	1,280	1,341,742
3.25%, 08/15/29 (Call 05/15/29)(a)	5,178	5,447,481
3.70%, 03/09/23 (Call 02/09/23)(a)	43,554	45,932,893
3.88%, 07/20/25 (Call 04/20/25)(a)	26,684	29,061,136
4.00%, 12/05/23 (Call 09/05/23)	4,866	5,237,484
4.10%, 03/25/25 (Call 01/25/25)(a)	61,151	66,997,763
4.30%, 03/25/28 (Call 12/25/27)(a)	93,208	104,131,101
4.78%, 03/25/38 (Call 09/25/37)	56,216	66,106,784
5.05%, 03/25/48 (Call 09/25/47)	88,426	108,843,572
5.13%, 07/20/45 (Call 01/20/45)(a)	38,489	47,064,222
5.30%, 12/05/43 (Call 06/05/43)	2,222	2,755,253
Eli Lilly & Co.
3.38%, 03/15/29 (Call 12/15/28)(a)	13,944	15,545,779
3.95%, 03/15/49 (Call 09/15/48)(a)	12,639	15,501,893
4.15%, 03/15/59 (Call 09/15/58)	10,607	13,320,838
GlaxoSmithKline Capital Inc.
2.80%, 03/18/23(a)	11,397	11,904,880
3.38%, 05/15/23(a)	3,306	3,508,616
3.63%, 05/15/25(a)	9,840	10,878,273
3.88%, 05/15/28(a)	19,108	21,922,341
6.38%, 05/15/38	28,818	43,201,251
GlaxoSmithKline Capital PLC
3.00%, 06/01/24 (Call 05/01/24)	9,063	9,639,084
3.38%, 06/01/29 (Call 03/01/29)	10,521	11,701,725
Johnson & Johnson
2.45%, 03/01/26 (Call 12/01/25)(a)	21,161	22,265,077
2.63%, 01/15/25 (Call 11/15/24)(a)	7,616	8,067,815

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
2.90%, 01/15/28 (Call 10/15/27)(a)	$16,561	$18,042,564
2.95%, 03/03/27 (Call 12/03/26)(a)	13,323	14,520,790
3.38%, 12/05/23(a)	8,712	9,463,886
3.40%, 01/15/38 (Call 07/15/37)(a)	10,599	12,051,083
3.50%, 01/15/48 (Call 07/15/47)(a)	12,332	14,692,894
3.55%, 03/01/36 (Call 09/01/35)(a)	9,918	11,509,921
3.63%, 03/03/37 (Call 09/03/36)(a)	16,077	18,841,480
3.70%, 03/01/46 (Call 09/01/45)(a)	17,287	20,971,463
3.75%, 03/03/47 (Call 09/03/46)(a)	9,411	11,532,194
4.38%, 12/05/33 (Call 06/05/33)	13,601	17,088,394
5.95%, 08/15/37(a)	10,851	16,356,758
PharmaceuticalsMead Johnson Nutrition Co., 4.13%, 11/15/25 (Call 08/15/25)(a)	6,145	6,892,424
Merck & Co. Inc.
2.75%, 02/10/25 (Call 11/10/24)(a)	24,924	26,377,361
2.80%, 05/18/23(a)	22,208	23,193,891
2.90%, 03/07/24 (Call 02/07/24)(a)	7,771	8,237,378
3.40%, 03/07/29 (Call 12/07/28)(a)	18,228	20,401,705
3.70%, 02/10/45 (Call 08/10/44)(a)	22,301	26,514,058
3.90%, 03/07/39 (Call 09/07/38)(a)	8,378	10,218,339
4.00%, 03/07/49 (Call 09/07/48)(a)	13,955	17,620,764
4.15%, 05/18/43(a)	13,871	17,622,105
Mylan Inc.
4.55%, 04/15/28 (Call 01/15/28)(a)	10,299	11,503,417
5.20%, 04/15/48 (Call 10/15/47)(a)	6,509	7,545,823
Mylan NV
3.95%, 06/15/26 (Call 03/15/26)	21,478	23,198,796
3.95%, 06/15/26 (Call 03/15/26)(b)	1,922	2,082,583
5.25%, 06/15/46 (Call 12/15/45)(a)	9,661	11,234,088
Novartis Capital Corp.
1.75%, 02/14/25 (Call 01/14/25)	10,000	10,176,421
2.00%, 02/14/27 (Call 12/14/26)	10,000	10,227,977
2.20%, 08/14/30 (Call 05/14/30)	15,000	15,475,823
2.75%, 08/14/50 (Call 02/14/50)	15,000	15,558,302
3.00%, 11/20/25 (Call 08/20/25)(a)	16,600	17,958,939
3.10%, 05/17/27 (Call 02/17/27)(a)	10,958	11,938,382
3.40%, 05/06/24(a)	12,067	13,067,257
4.00%, 11/20/45 (Call 05/20/45)(a)	11,229	14,099,717
4.40%, 05/06/44(a)	20,785	27,184,386
Pfizer Inc.
2.75%, 06/03/26(a)	15,697	16,805,811
2.95%, 03/15/24 (Call 02/15/24)(a)	4,249	4,494,966
3.00%, 06/15/23(a)	9,623	10,164,059
3.00%, 12/15/26(a)	18,273	19,845,448
3.20%, 09/15/23 (Call 08/15/23)(a)	4,457	4,738,061
3.40%, 05/15/24(a)	11,780	12,752,808
3.45%, 03/15/29 (Call 12/15/28)(a)	20,394	22,820,609
3.60%, 09/15/28 (Call 06/15/28)	13,435	15,243,716
3.90%, 03/15/39 (Call 09/15/38)(a)	8,199	9,819,385
4.00%, 12/15/36(a)	3,346	4,002,215
4.00%, 03/15/49 (Call 09/15/48)(a)	11,724	14,547,431
4.13%, 12/15/46	11,193	13,913,580
4.20%, 09/15/48 (Call 03/15/48)(a)	11,619	14,687,766
4.30%, 06/15/43	9,000	11,348,343
4.40%, 05/15/44	11,486	14,683,986
7.20%, 03/15/39(a)	24,836	41,547,345
Sanofi
3.38%, 06/19/23 (Call 05/19/23)(a)	7,847	8,363,960
3.63%, 06/19/28 (Call 03/19/28)(a)	3,367	3,855,270

Security	Par (000)	Value

Pharmaceuticals (continued)
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/23 (Call 07/23/23)	$15,827	$16,427,597
3.20%, 09/23/26 (Call 06/23/26)(a)	32,162	34,490,587
Takeda Pharmaceutical Co. Ltd.
4.40%, 11/26/23 (Call 10/26/23)	9,512	10,436,644
5.00%, 11/26/28 (Call 08/26/28)(a)	19,110	23,301,656
Wyeth LLC
5.95%, 04/01/37(a)	23,445	33,991,417
6.50%, 02/01/34	11,487	17,170,386
Zoetis Inc.
3.00%, 09/12/27 (Call 06/12/27)	12,811	13,706,685
3.25%, 02/01/23 (Call 11/01/22)	7,594	7,969,886
4.50%, 11/13/25 (Call 08/13/25)(a)	7,166	8,186,927
4.70%, 02/01/43 (Call 08/01/42)(a)	9,561	12,275,396

		3,108,582,618

Pipelines — 3.8%
Cheniere Corpus Christi Holdings LLC
3.70%, 11/15/29 (Call 05/18/29)(b)	16,700	16,718,621
5.13%, 06/30/27 (Call 01/01/27)	16,517	17,995,452
5.88%, 03/31/25 (Call 10/02/24)	16,092	18,047,537
7.00%, 06/30/24 (Call 01/01/24)	8,439	9,667,323
PipelinesEnable Midstream Partners LP, 4.95%, 05/15/28 (Call 02/15/28)(a)	8,904	9,021,385
Enbridge Inc.
3.13%, 11/15/29 (Call 08/15/29)(a)	12,337	12,786,909
4.00%, 10/01/23 (Call 07/01/23)(a)	4,785	5,138,074
4.25%, 12/01/26 (Call 09/01/26)(a)	11,960	13,526,327
5.50%, 12/01/46 (Call 06/01/46)	7,897	10,535,464
Energy Transfer Operating LP
2.90%, 05/15/25 (Call 04/15/25)	15,960	16,255,199
3.75%, 05/15/30 (Call 02/15/30)	17,935	18,177,644
4.05%, 03/15/25 (Call 12/15/24)(a)	10,994	11,763,518
4.25%, 03/15/23 (Call 12/15/22)	2,727	2,888,265
4.50%, 04/15/24 (Call 03/15/24)	9,130	9,873,103
4.75%, 01/15/26 (Call 10/15/25)(a)	11,469	12,644,891
4.95%, 06/15/28 (Call 03/15/28)(a)	9,575	10,546,615
5.00%, 05/15/50 (Call 11/15/49)	23,275	23,509,179
5.15%, 03/15/45 (Call 09/15/44)	5,075	5,153,104
5.25%, 04/15/29 (Call 01/15/29)(a)	20,268	22,780,612
5.30%, 04/15/47 (Call 10/15/46)(a)	8,633	8,961,269
5.50%, 06/01/27 (Call 03/01/27)(a)	8,002	9,155,368
5.88%, 01/15/24 (Call 10/15/23)(a)	7,117	7,981,372
6.13%, 12/15/45 (Call 06/15/45)(a)	11,267	12,677,995
6.25%, 04/15/49 (Call 10/15/48)(a)	17,145	19,807,716
6.50%, 02/01/42 (Call 08/01/41)(a)	8,665	10,161,518
Series 30Y, 6.00%, 06/15/48 (Call 12/15/47)	10,870	12,237,042
Enterprise Products Operating LLC
2.80%, 01/31/30 (Call 10/31/29)(a)	12,315	12,591,176
3.13%, 07/31/29 (Call 04/30/29)(a)	13,701	14,310,722
3.35%, 03/15/23 (Call 12/15/22)(a)	8,715	9,144,324
3.70%, 02/15/26 (Call 11/15/25)(a)	12,735	13,943,029
3.70%, 01/31/51 (Call 07/31/50)	6,650	6,613,337
3.75%, 02/15/25 (Call 11/15/24)(a)	15,312	16,622,335
3.90%, 02/15/24 (Call 11/15/23)(a)	5,116	5,509,919
3.95%, 01/31/60 (Call 07/31/59)(a)	7,299	7,170,336
4.15%, 10/16/28 (Call 07/16/28)	11,488	12,943,773
4.20%, 01/31/50 (Call 07/31/49)(a)	13,177	14,027,762
4.25%, 02/15/48 (Call 08/15/47)(a)	15,042	16,019,873
4.45%, 02/15/43 (Call 08/15/42)(a)	12,709	14,291,945
4.80%, 02/01/49 (Call 08/01/48)	12,802	14,885,532

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
4.85%, 08/15/42 (Call 02/15/42)(a)	$9,639	$11,305,149
4.85%, 03/15/44 (Call 09/15/43)(a)	13,417	15,337,564
4.90%, 05/15/46 (Call 11/15/45)(a)	11,631	13,707,321
5.10%, 02/15/45 (Call 08/15/44)(a)	11,904	14,321,663
5.95%, 02/01/41	6,680	8,537,383
Kinder Morgan Energy Partners LP
5.50%, 03/01/44 (Call 09/01/43)	7,749	9,189,951
6.95%, 01/15/38	11,079	14,857,493
Kinder Morgan Inc./DE
4.30%, 06/01/25 (Call 03/01/25)(a)	12,269	13,530,939
4.30%, 03/01/28 (Call 12/01/27)(a)	13,760	15,355,283
5.05%, 02/15/46 (Call 08/15/45)(a)	10,339	11,559,522
5.20%, 03/01/48 (Call 09/01/47)(a)	10,253	12,013,138
5.30%, 12/01/34 (Call 06/01/34)(a)	2,129	2,552,761
5.55%, 06/01/45 (Call 12/01/44)(a)	20,160	23,960,033
7.75%, 01/15/32	7,018	10,219,351
MPLX LP
4.00%, 03/15/28 (Call 12/15/27)(a)	14,445	15,112,508
4.13%, 03/01/27 (Call 12/01/26)(a)	13,131	14,088,081
4.50%, 07/15/23 (Call 04/15/23)(a)	3,133	3,390,127
4.50%, 04/15/38 (Call 10/15/37)(a)	17,238	17,534,856
4.70%, 04/15/48 (Call 10/15/47)(a)	15,609	15,852,084
4.80%, 02/15/29 (Call 11/15/28)(a)	11,018	12,342,909
4.88%, 12/01/24 (Call 09/01/24)(a)	12,071	13,381,994
4.88%, 06/01/25 (Call 03/01/25)	14,254	15,866,059
5.20%, 03/01/47 (Call 09/01/46)(a)	9,963	10,941,563
5.50%, 02/15/49 (Call 08/15/48)(a)	14,878	16,687,684
ONEOK Inc.
3.40%, 09/01/29 (Call 06/01/29)(a)	7,652	7,919,717
4.45%, 09/01/49 (Call 03/01/49)(a)	7,191	7,328,403
4.55%, 07/15/28 (Call 04/15/28)(a)	16,175	18,079,050
5.20%, 07/15/48 (Call 01/15/48)	8,850	10,054,279
Plains All American Pipeline LP/PAA Finance Corp.
3.55%, 12/15/29 (Call 09/15/29)(a)	9,802	9,621,916
3.60%, 11/01/24 (Call 08/01/24)(a)	8,645	9,004,612
4.50%, 12/15/26 (Call 09/15/26)(a)	9,093	9,905,178
4.65%, 10/15/25 (Call 07/15/25)(a)	12,194	13,278,166
Sabine Pass Liquefaction LLC
4.20%, 03/15/28 (Call 09/15/27)	16,377	17,385,394
5.00%, 03/15/27 (Call 09/15/26)(a)	14,233	15,724,280
5.63%, 04/15/23 (Call 01/15/23)(a)	14,302	15,697,982
5.63%, 03/01/25 (Call 12/01/24)(a)	14,940	16,985,172
5.75%, 05/15/24 (Call 02/15/24)(a)	19,830	22,305,413
5.88%, 06/30/26 (Call 12/31/25)	21,415	24,848,827
PipelinesSpectra Energy Partners LP, 4.75%, 03/15/24 (Call 12/15/23)(a)	5,603	6,191,225
Sunoco Logistics Partners Operations LP
4.00%, 10/01/27 (Call 07/01/27)(a)	3,780	3,969,559
5.35%, 05/15/45 (Call 11/15/44)	9,515	9,926,809
5.40%, 10/01/47 (Call 04/01/47)	16,848	17,803,512
TransCanada PipeLines Ltd.
4.25%, 05/15/28 (Call 02/15/28)(a)	17,784	20,022,485
4.63%, 03/01/34 (Call 12/01/33)	14,883	17,262,181
4.88%, 01/15/26 (Call 10/15/25)	3,089	3,552,196
4.88%, 05/15/48 (Call 11/15/47)(a)	10,995	13,126,715
5.10%, 03/15/49 (Call 09/15/48)	9,723	12,065,156
6.10%, 06/01/40(a)	6,539	8,874,962
6.20%, 10/15/37(a)	10,347	14,023,888
7.63%, 01/15/39(a)	13,286	20,222,465

Security	Par (000)	Value

Pipelines (continued)
PipelinesTranscontinental Gas Pipe Line Co. LLC, 7.85%, 02/01/26 (Call 11/01/25)(a)	$12,251	$15,829,597
Western Midstream Operating LP
3.10%, 02/01/25 (Call 01/01/25)(a)	3,660	3,652,711
4.05%, 02/01/30 (Call 11/01/29)	12,375	12,145,122
5.25%, 02/01/50 (Call 08/01/49)(a)	6,150	5,699,870
Williams Companies Inc. (The)
3.75%, 06/15/27 (Call 03/15/27)(a)	16,882	17,781,686
3.90%, 01/15/25 (Call 10/15/24)(a)	10,317	11,045,502
4.00%, 09/15/25 (Call 06/15/25)(a)	9,954	10,775,243
4.30%, 03/04/24 (Call 12/04/23)(a)	4,986	5,403,685
4.55%, 06/24/24 (Call 03/24/24)(a)	1,921	2,109,559
4.85%, 03/01/48 (Call 09/01/47)(a)	9,396	9,933,366
5.10%, 09/15/45 (Call 03/15/45)(a)	10,146	11,135,203
6.30%, 04/15/40(a)	12,509	14,984,566

		1,263,406,633

Real Estate Investment Trusts — 1.5%
Real Estate Investment TrustsAlexandria Real Estate Equities Inc., 3.38%, 08/15/31 (Call 05/15/31)	7,036	7,778,386
American Tower Corp.
2.40%, 03/15/25 (Call 02/15/25)	8,770	9,014,803
2.75%, 01/15/27 (Call 11/15/26)(a)	5,600	5,842,010
2.90%, 01/15/30 (Call 10/15/29)(a)	8,155	8,472,507
3.38%, 10/15/26 (Call 07/15/26)(a)	8,889	9,613,539
3.55%, 07/15/27 (Call 04/15/27)(a)	7,375	7,991,308
3.80%, 08/15/29 (Call 05/15/29)(a)	17,445	19,276,887
4.00%, 06/01/25 (Call 03/01/25)(a)	7,851	8,630,231
5.00%, 02/15/24(a)	12,269	13,791,195
Boston Properties LP
2.75%, 10/01/26 (Call 07/01/26)	14,858	15,629,298
3.20%, 01/15/25 (Call 10/15/24)(a)	10,486	11,173,174
3.40%, 06/21/29 (Call 03/21/29)	9,790	10,717,326
3.65%, 02/01/26 (Call 11/03/25)(a)	11,763	12,856,598
3.85%, 02/01/23 (Call 11/01/22)	2,369	2,514,961
4.50%, 12/01/28 (Call 09/01/28)(a)	5,624	6,637,856
Real Estate Investment TrustsBrixmor Operating Partnership LP, 4.13%, 05/15/29 (Call 02/15/29)(a)	4,721	5,300,761
Real Estate Investment TrustsCC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	9,757	10,386,496
Crown Castle International Corp.
3.15%, 07/15/23 (Call 06/15/23)	3,194	3,334,001
3.20%, 09/01/24 (Call 07/01/24)(a)	8,047	8,507,490
3.65%, 09/01/27 (Call 06/01/27)(a)	9,437	10,316,205
3.70%, 06/15/26 (Call 03/15/26)	6,300	6,864,512
3.80%, 02/15/28 (Call 11/15/27)(a)	12,855	14,136,448
4.45%, 02/15/26 (Call 11/15/25)	8,009	9,105,730
Digital Realty Trust LP
3.60%, 07/01/29 (Call 04/01/29)(a)	5,806	6,322,105
3.70%, 08/15/27 (Call 05/15/27)(a)	12,408	13,707,646
Equinix Inc.
2.63%, 11/18/24 (Call 10/18/24)	3,815	3,916,336
3.20%, 11/18/29 (Call 08/18/29)(a)	21,480	22,612,640
5.38%, 05/15/27 (Call 05/15/22)	2,981	3,217,244
5.88%, 01/15/26 (Call 01/15/21)	1,691	1,788,588
Real Estate Investment TrustsERP Operating LP,
4.50%, 07/01/44 (Call 01/01/44)	6,658	8,580,508
GLP Capital LP/GLP Financing II Inc.
5.25%, 06/01/25 (Call 03/01/25)	9,206	10,396,015
5.30%, 01/15/29 (Call 10/15/28)(a)	7,916	9,246,553
5.38%, 04/15/26 (Call 01/15/26)(a)	9,240	10,510,980

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Healthpeak Properties Inc.
3.00%, 01/15/30 (Call 10/15/29)	$3,629	$3,828,457
3.88%, 08/15/24 (Call 05/17/24)(a)	9,724	10,549,675
4.00%, 06/01/25 (Call 03/01/25)(a)	10,213	11,325,103
Real Estate Investment TrustsPrologis LP, 2.25%, 04/15/30 (Call 01/15/30)	10,000	10,041,281
Real Estate Investment TrustsRealty Income Corp., 4.65%, 08/01/23 (Call 05/01/23)	2,555	2,808,115
Simon Property Group LP
2.00%, 09/13/24 (Call 06/13/24)(a)	11,300	11,503,596
2.45%, 09/13/29 (Call 06/13/29)(a)	14,983	15,276,791
3.25%, 11/30/26 (Call 08/30/26)(a)	1,909	2,077,875
3.25%, 09/13/49 (Call 03/13/49)(a)	12,239	12,783,547
3.30%, 01/15/26 (Call 10/15/25)	9,000	9,728,266
3.38%, 10/01/24 (Call 07/01/24)	12,787	13,733,182
3.38%, 06/15/27 (Call 03/15/27)(a)	8,870	9,675,687
3.38%, 12/01/27 (Call 09/01/27)(a)	6,937	7,558,455
Real Estate Investment TrustsVentas Realty LP, 4.40%, 01/15/29 (Call 10/15/28)(a)	5,023	5,782,336
Welltower Inc.
3.10%, 01/15/30 (Call 10/15/29)(a)	3,471	3,705,093
3.63%, 03/15/24 (Call 02/15/24)(a)	6,963	7,493,244
4.00%, 06/01/25 (Call 03/01/25)(a)	22,469	24,771,488
4.25%, 04/15/28 (Call 01/15/28)	6,047	6,893,455
Weyerhaeuser Co.
4.00%, 11/15/29 (Call 08/15/29)(a)	2,428	2,751,137
7.38%, 03/15/32	14,565	21,007,286

		501,484,406

Retail — 3.7%
Costco Wholesale Corp.
2.75%, 05/18/24 (Call 03/18/24)	10,448	11,041,747
3.00%, 05/18/27 (Call 02/18/27)	4,924	5,376,481
RetailDollar General Corp., 3.25%, 04/15/23 (Call 01/15/23)(a)	3,674	3,856,887
Dollar Tree Inc.
3.70%, 05/15/23 (Call 04/15/23)	14,217	15,093,708
4.00%, 05/15/25 (Call 03/15/25)(a)	8,160	8,962,273
4.20%, 05/15/28 (Call 02/15/28)(a)	16,027	17,854,062
Home Depot Inc. (The)
2.13%, 09/15/26 (Call 06/15/26)(a)	9,762	10,107,773
2.70%, 04/01/23 (Call 01/01/23)	2,307	2,400,088
2.80%, 09/14/27 (Call 06/14/27)(a)	13,848	14,785,069
2.95%, 06/15/29 (Call 03/15/29)(a)	9,120	9,840,702
3.00%, 04/01/26 (Call 01/01/26)(a)	13,561	14,646,128
3.13%, 12/15/49 (Call 06/15/49)	14,792	15,773,815
3.35%, 09/15/25 (Call 06/15/25)(a)	13,312	14,600,399
3.50%, 09/15/56 (Call 03/15/56)(a)	5,912	6,654,407
3.75%, 02/15/24 (Call 11/15/23)(a)	10,904	11,871,552
3.90%, 12/06/28 (Call 09/06/28)(a)	11,918	13,775,739
3.90%, 06/15/47 (Call 12/15/46)(a)	10,768	12,829,975
4.20%, 04/01/43 (Call 10/01/42)	10,944	13,323,982
4.25%, 04/01/46 (Call 10/01/45)(a)	16,833	20,937,130
4.40%, 03/15/45 (Call 09/15/44)(a)	10,408	13,108,542
4.50%, 12/06/48 (Call 06/06/48)(a)	15,823	20,646,229
4.88%, 02/15/44 (Call 08/15/43)	10,379	13,794,962
5.88%, 12/16/36(a)	34,711	49,947,248
5.95%, 04/01/41 (Call 10/01/40)	13,574	20,089,187
Lowe’s Companies Inc.
2.50%, 04/15/26 (Call 01/15/26)(a)	17,135	17,730,066
3.10%, 05/03/27 (Call 02/03/27)(a)	14,777	15,802,375

Security	Par (000)	Value

Retail (continued)
3.38%, 09/15/25 (Call 06/15/25)(a)	$10,211	$11,085,901
3.65%, 04/05/29 (Call 01/05/29)(a)	16,374	18,149,983
3.70%, 04/15/46 (Call 10/15/45)(a)	15,369	16,364,957
4.05%, 05/03/47 (Call 11/03/46)(a)	17,570	19,686,391
4.38%, 09/15/45 (Call 03/15/45)	7,928	9,265,786
4.55%, 04/05/49 (Call 10/05/48)(a)	16,241	19,924,490
4.65%, 04/15/42 (Call 10/15/41)(a)	1,821	2,215,612
McDonald’s Corp.
2.63%, 09/01/29 (Call 06/01/29)	17,080	17,725,846
3.35%, 04/01/23 (Call 03/01/23)(a)	9,750	10,303,867
3.50%, 03/01/27 (Call 12/01/26)(a)	7,306	8,020,091
3.63%, 09/01/49 (Call 03/01/49)(a)	9,309	10,073,990
3.70%, 01/30/26 (Call 10/30/25)(a)	19,404	21,494,069
3.80%, 04/01/28 (Call 01/01/28)(a)	11,857	13,318,643
4.45%, 03/01/47 (Call 09/01/46)	10,984	13,376,884
4.45%, 09/01/48 (Call 03/01/48)	9,021	11,016,941
4.70%, 12/09/35 (Call 06/09/35)(a)	8,449	10,569,945
4.88%, 12/09/45 (Call 06/09/45)(a)	13,043	16,654,081
6.30%, 10/15/37(a)	10,427	14,868,411
6.30%, 03/01/38	8,187	11,791,458
RetailO’Reilly Automotive Inc., 3.60%, 09/01/27 (Call 06/01/27)(a)	3,571	3,946,113
Starbucks Corp.
3.10%, 03/01/23 (Call 02/01/23)(a)	2,254	2,360,236
3.55%, 08/15/29 (Call 05/15/29)(a)	17,116	19,165,699
3.80%, 08/15/25 (Call 06/15/25)(a)	18,853	20,776,877
3.85%, 10/01/23 (Call 07/01/23)(a)	1,857	2,000,687
4.00%, 11/15/28 (Call 08/15/28)(a)	11,270	12,994,506
4.45%, 08/15/49 (Call 02/15/49)(a)	8,339	10,086,839
4.50%, 11/15/48 (Call 05/15/48)	10,468	12,811,323
Target Corp.
2.35%, 02/15/30 (Call 11/15/29)	3,775	3,882,692
2.50%, 04/15/26(a)	11,477	12,169,221
3.38%, 04/15/29 (Call 01/15/29)(a)	11,709	13,019,528
3.50%, 07/01/24(a)	8,073	8,818,219
3.63%, 04/15/46(a)	9,030	10,364,093
3.90%, 11/15/47 (Call 05/15/47)(a)	7,589	9,234,335
4.00%, 07/01/42	18,139	22,151,332
RetailTJX Companies Inc. (The), 2.25%, 09/15/26 (Call 06/15/26)(a)	6,964	7,248,300
Walgreens Boots Alliance Inc.
3.45%, 06/01/26 (Call 03/01/26)(a)	21,627	22,757,586
3.80%, 11/18/24 (Call 08/18/24)(a)	23,467	25,138,280
4.80%, 11/18/44 (Call 05/18/44)(a)	14,198	14,976,770
Walmart Inc.
2.55%, 04/11/23 (Call 01/11/23)(a)	3,567	3,703,375
2.65%, 12/15/24 (Call 10/15/24)(a)	17,859	18,857,463
2.85%, 07/08/24 (Call 06/08/24)	21,317	22,633,338
2.95%, 09/24/49 (Call 03/24/49)(a)	14,154	15,131,366
3.05%, 07/08/26 (Call 05/08/26)(a)	13,244	14,401,968
3.25%, 07/08/29 (Call 04/08/29)(a)	15,793	17,570,736
3.30%, 04/22/24 (Call 01/22/24)	17,849	19,175,813
3.40%, 06/26/23 (Call 05/26/23)(a)	32,298	34,454,925
3.55%, 06/26/25 (Call 04/26/25)	17,495	19,264,143
3.63%, 12/15/47 (Call 06/15/47)	16,772	19,975,333
3.70%, 06/26/28 (Call 03/26/28)(a)	32,846	37,272,655
3.95%, 06/28/38 (Call 12/28/37)(a)	19,394	23,619,144
4.05%, 06/29/48 (Call 12/29/47)(a)	34,792	44,032,286
5.25%, 09/01/35(a)	21,541	30,217,846
5.63%, 04/01/40	4,045	5,989,543

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
5.63%, 04/15/41	$8,755	$13,090,051
6.20%, 04/15/38(a)	5,523	8,470,919
6.50%, 08/15/37	641	1,001,160

		1,213,522,572

Semiconductors — 2.3%
Analog Devices Inc.
3.50%, 12/05/26 (Call 09/05/26)(a)	8,602	9,457,530
3.90%, 12/15/25 (Call 09/15/25)	14,890	16,577,612
Applied Materials Inc.
3.30%, 04/01/27 (Call 01/01/27)(a)	14,243	15,625,416
4.35%, 04/01/47 (Call 10/01/46)	10,247	13,299,222
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.13%, 01/15/25 (Call 11/15/24)(a)	10,543	10,892,340
3.50%, 01/15/28 (Call 10/15/27)	12,891	13,245,755
3.63%, 01/15/24 (Call 11/15/23)(a)	23,865	25,173,599
3.88%, 01/15/27 (Call 10/15/26)	50,243	53,011,676
Broadcom Inc.
3.63%, 10/15/24 (Call 09/15/24)(b)	22,253	23,440,660
4.25%, 04/15/26 (Call 02/15/26)(a)(b)	24,390	26,203,394
4.75%, 04/15/29 (Call 01/15/29)(a)(b)	32,260	35,943,198
Intel Corp.
2.45%, 11/15/29 (Call 08/15/29)	24,550	25,532,157
2.60%, 05/19/26 (Call 02/19/26)(a)	13,076	13,779,036
2.88%, 05/11/24 (Call 03/11/24)(a)	16,070	17,024,399
3.10%, 02/15/60 (Call 08/15/59)	11,900	12,217,430
3.15%, 05/11/27 (Call 02/11/27)(a)	9,992	10,947,615
3.25%, 11/15/49 (Call 05/15/49)	16,235	17,708,443
3.70%, 07/29/25 (Call 04/29/25)	23,735	26,214,080
3.73%, 12/08/47 (Call 06/08/47)	21,246	24,981,113
4.00%, 12/15/32	9,615	11,584,244
4.10%, 05/19/46 (Call 11/19/45)	12,755	15,621,487
4.10%, 05/11/47 (Call 11/11/46)(a)	12,755	15,719,896
4.80%, 10/01/41(a)	5,355	7,173,211
4.90%, 07/29/45 (Call 01/29/45)(a)	7,836	10,641,723
KLA Corp.
3.30%, 03/01/50 (Call 08/28/49)	7,460	7,355,928
4.10%, 03/15/29 (Call 12/15/28)(a)	7,298	8,308,442
4.65%, 11/01/24 (Call 08/01/24)	13,333	14,989,033
Lam Research Corp.
3.75%, 03/15/26 (Call 01/15/26)	11,991	13,229,516
4.00%, 03/15/29 (Call 12/15/28)(a)	11,996	13,577,024
4.88%, 03/15/49 (Call 09/15/48)	7,516	9,899,302
SemiconductorsMicrochip Technology Inc., 4.33%, 06/01/23 (Call 05/01/23)	14,303	15,438,029
Micron Technology Inc.
4.19%, 02/15/27 (Call 12/15/26)	8,762	9,488,949
4.66%, 02/15/30 (Call 11/15/29)	10,795	11,896,840
SemiconductorsNVIDIA Corp., 3.20%, 09/16/26 (Call 06/16/26)(a)	12,005	13,090,833
SemiconductorsNXP BV/NXP Funding LLC, 4.88%, 03/01/24 (Call 02/01/24)(a)(b)	2,225	2,459,284
NXP BV/NXP Funding LLC/NXP USA Inc.
3.88%, 06/18/26 (Call 04/18/26)(a)(b)	10,857	11,733,422
4.30%, 06/18/29 (Call 03/18/29)(a)(b)	13,737	15,399,773
QUALCOMM Inc.
2.90%, 05/20/24 (Call 03/20/24)	10,421	10,956,401
3.25%, 05/20/27 (Call 02/20/27)(a)	22,302	24,055,649
3.45%, 05/20/25 (Call 02/20/25)(a)	23,621	25,613,745
4.30%, 05/20/47 (Call 11/20/46)(a)	17,924	21,475,467
4.65%, 05/20/35 (Call 11/20/34)(a)	2,644	3,319,711

Security	Par (000)	Value

Semiconductors (continued)
4.80%, 05/20/45 (Call 11/20/44)(a)	$18,118	$23,076,272
Texas Instruments Inc.
2.25%, 09/04/29 (Call 06/04/29)(a)	9,784	10,004,900
3.88%, 03/15/39 (Call 09/15/38)	7,601	9,026,938
4.15%, 05/15/48 (Call 11/15/47)	16,284	20,629,472

		747,040,166

Software — 3.8%
Adobe Inc.
2.15%, 02/01/27 (Call 12/01/26)	4,890	5,017,958
2.30%, 02/01/30 (Call 11/01/29)	15,000	15,401,196
Fidelity National Information Services Inc.
3.00%, 08/15/26 (Call 05/15/26)(a)	13,545	14,477,728
3.75%, 05/21/29 (Call 02/21/29)	12,065	13,583,269
Fiserv Inc.
2.75%, 07/01/24 (Call 06/01/24)(a)	23,840	24,796,542
3.20%, 07/01/26 (Call 05/01/26)(a)	20,960	22,273,488
3.50%, 07/01/29 (Call 04/01/29)(a)	33,644	36,775,516
3.80%, 10/01/23 (Call 09/01/23)	1,282	1,373,022
3.85%, 06/01/25 (Call 03/01/25)(a)	10,025	10,984,160
4.20%, 10/01/28 (Call 07/01/28)(a)	9,992	11,432,074
4.40%, 07/01/49 (Call 01/01/49)(a)	20,748	24,817,145
Microsoft Corp.
2.00%, 08/08/23 (Call 06/08/23)(a)	17,935	18,371,068
2.38%, 05/01/23 (Call 02/01/23)(a)	5,293	5,468,737
2.40%, 08/08/26 (Call 05/08/26)(a)	47,192	49,641,666
2.70%, 02/12/25 (Call 11/12/24)(a)	29,187	30,935,290
2.88%, 02/06/24 (Call 12/06/23)	23,077	24,338,896
3.13%, 11/03/25 (Call 08/03/25)(a)	30,068	32,700,120
3.30%, 02/06/27 (Call 11/06/26)(a)	42,376	46,949,735
3.45%, 08/08/36 (Call 02/08/36)	22,364	25,745,640
3.50%, 02/12/35 (Call 08/12/34)(a)	13,720	15,968,221
3.50%, 11/15/42	9,093	10,635,388
3.63%, 12/15/23 (Call 09/15/23)(a)	13,744	14,861,787
3.70%, 08/08/46 (Call 02/08/46)(a)	47,037	57,185,040
3.75%, 02/12/45 (Call 08/12/44)(a)	17,761	21,439,873
3.95%, 08/08/56 (Call 02/08/56)(a)	25,556	32,413,963
4.00%, 02/12/55 (Call 08/12/54)(a)	23,737	30,373,765
4.10%, 02/06/37 (Call 08/06/36)(a)	25,433	31,511,355
4.20%, 11/03/35 (Call 05/03/35)(a)	9,712	12,098,310
4.25%, 02/06/47 (Call 08/06/46)(a)	31,686	41,520,561
4.45%, 11/03/45 (Call 05/03/45)(a)	31,293	41,792,412
4.50%, 10/01/40(a)	11,541	15,312,367
4.50%, 02/06/57 (Call 08/06/56)	21,275	29,803,886
4.75%, 11/03/55 (Call 05/03/55)(a)	11,455	16,532,846
5.20%, 06/01/39(a)	7,806	11,071,959
5.30%, 02/08/41	1,543	2,222,734
Oracle Corp.
2.40%, 09/15/23 (Call 07/15/23)(a)	19,377	20,019,456
2.65%, 07/15/26 (Call 04/15/26)(a)	34,644	36,540,915
2.95%, 11/15/24 (Call 09/15/24)(a)	21,584	22,920,783
2.95%, 05/15/25 (Call 02/15/25)(a)	24,931	26,545,738
3.25%, 11/15/27 (Call 08/15/27)(a)	36,609	40,130,819
3.40%, 07/08/24 (Call 04/08/24)(a)	13,005	13,983,473
3.63%, 07/15/23(a)	14,395	15,472,723
3.80%, 11/15/37 (Call 05/15/37)(a)	19,389	22,543,695
3.85%, 07/15/36 (Call 01/15/36)(a)	10,936	12,708,455
3.90%, 05/15/35 (Call 11/15/34)	11,866	13,928,768
4.00%, 07/15/46 (Call 01/15/46)	32,818	39,202,404
4.00%, 11/15/47 (Call 05/15/47)(a)	24,550	29,703,040
4.13%, 05/15/45 (Call 11/15/44)(a)	18,322	22,234,130

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
4.30%, 07/08/34 (Call 01/08/34)(a)	$20,412	$25,122,153
4.38%, 05/15/55 (Call 11/15/54)	11,446	14,535,287
4.50%, 07/08/44 (Call 01/08/44)	11,963	15,166,525
5.38%, 07/15/40	23,141	31,857,627
6.13%, 07/08/39	13,874	20,508,655
6.50%, 04/15/38(a)	9,045	13,753,797
salesforce.com Inc.
3.25%, 04/11/23 (Call 03/11/23)(a)	745	785,185
3.70%, 04/11/28 (Call 01/11/28)	14,694	16,589,335
SoftwareVMware Inc., 3.90%, 08/21/27 (Call 05/21/27)(a)	15,876	17,057,568

		1,271,138,248

Telecommunications — 6.6%
AT&T Inc.
3.40%, 05/15/25 (Call 02/15/25)(a)	54,495	57,997,154
3.60%, 07/15/25 (Call 04/15/25)(a)	17,587	18,957,374
3.80%, 03/01/24 (Call 01/01/24)(a)	3,947	4,254,746
3.80%, 02/15/27 (Call 11/15/26)	13,770	15,173,029
3.90%, 03/11/24 (Call 12/11/23)(a)	3,774	4,072,962
3.95%, 01/15/25 (Call 10/15/24)	22,384	24,466,652
4.10%, 02/15/28 (Call 11/15/27)(a)	25,338	28,298,725
4.13%, 02/17/26 (Call 11/17/25)(a)	32,212	35,820,630
4.25%, 03/01/27 (Call 12/01/26)(a)	17,608	19,685,800
4.30%, 02/15/30 (Call 11/15/29)	33,325	38,058,063
4.30%, 12/15/42 (Call 06/15/42)(a)	21,983	24,399,213
4.35%, 03/01/29 (Call 12/01/28)(a)	31,377	35,735,981
4.35%, 06/15/45 (Call 12/15/44)(a)	31,219	34,680,738
4.45%, 04/01/24 (Call 01/01/24)(a)	8,844	9,786,795
4.50%, 05/15/35 (Call 11/15/34)	24,924	28,657,887
4.50%, 03/09/48 (Call 09/09/47)(a)	47,525	54,304,750
4.55%, 03/09/49 (Call 09/09/48)(a)	27,454	31,645,710
4.75%, 05/15/46 (Call 11/15/45)	37,020	43,384,749
4.80%, 06/15/44 (Call 12/15/43)(a)	27,088	31,700,098
4.85%, 03/01/39 (Call 09/01/38)	20,246	24,216,374
4.85%, 07/15/45 (Call 01/15/45)(a)	6,752	7,986,956
4.90%, 08/15/37 (Call 02/14/37)(a)	14,740	17,587,939
5.15%, 03/15/42(a)	12,379	15,189,817
5.15%, 11/15/46 (Call 05/15/46)(a)	19,110	23,565,013
5.15%, 02/15/50 (Call 08/14/49)(a)	16,982	21,161,922
5.25%, 03/01/37 (Call 09/01/36)(a)	31,983	39,362,927
5.35%, 09/01/40	17,157	21,815,747
5.45%, 03/01/47 (Call 09/01/46)(a)	22,202	28,538,844
5.55%, 08/15/41(a)	11,018	14,089,858
5.65%, 02/15/47 (Call 08/15/46)(a)	15,662	20,678,802
5.70%, 03/01/57 (Call 09/01/56)(a)	9,110	12,264,203
6.00%, 08/15/40 (Call 05/15/40)(a)	13,346	17,769,392
6.30%, 01/15/38(a)	841	1,145,200
6.38%, 03/01/41(a)	8,492	11,726,262
TelecommunicationsBritish Telecommunications PLC, 9.63%, 12/15/30	30,749	48,675,885
Cisco Systems Inc.
2.20%, 09/20/23 (Call 07/20/23)(a)	1,731	1,776,453
2.50%, 09/20/26 (Call 06/20/26)(a)	13,963	14,758,367
2.95%, 02/28/26(a)	7,922	8,583,990
3.63%, 03/04/24(a)	401	436,789
5.50%, 01/15/40(a)	22,050	31,820,104
5.90%, 02/15/39(a)	20,622	30,644,432
Corning Inc.
4.38%, 11/15/57 (Call 05/15/57)	1,073	1,180,988
5.45%, 11/15/79 (Call 05/15/79)(a)	15,595	17,398,772

Security	Par (000)	Value

Telecommunications (continued)
TelecommunicationsDeutsche Telekom International Finance BV, 8.75%, 06/15/30(a)	$38,927	$60,318,690
TelecommunicationsMotorola Solutions Inc., 4.60%, 05/23/29 (Call 02/23/29)(a)	5,860	6,724,686
Orange SA
5.38%, 01/13/42(a)	8,474	11,817,765
5.50%, 02/06/44 (Call 08/06/43)	8,577	12,225,932
9.00%, 03/01/31	27,782	44,181,162
Rogers Communications Inc.
3.70%, 11/15/49 (Call 05/15/49)(a)	9,180	10,068,213
4.10%, 10/01/23 (Call 07/01/23)(a)	637	695,038
4.30%, 02/15/48 (Call 08/15/47)	8,113	9,615,489
4.35%, 05/01/49 (Call 11/01/48)(a)	13,410	16,143,571
5.00%, 03/15/44 (Call 09/15/43)(a)	11,384	14,655,316
Telefonica Emisiones SA
4.10%, 03/08/27(a)	9,308	10,332,241
4.57%, 04/27/23	7,731	8,442,213
4.67%, 03/06/38	4,940	5,752,794
4.90%, 03/06/48	13,904	16,670,441
5.21%, 03/08/47	26,884	33,267,676
5.52%, 03/01/49 (Call 09/01/48)(a)	13,992	18,149,072
7.05%, 06/20/36(a)	21,473	32,057,040
TelecommunicationsTelefonica Europe BV, 8.25%, 09/15/30	10,492	15,745,649
TelecommunicationsTELUS Corp., 4.60%, 11/16/48 (Call 05/16/48)	8,372	10,531,751
Verizon Communications Inc.
2.63%, 08/15/26(a)	11,331	11,893,722
3.38%, 02/15/25(a)	30,185	32,670,391
3.50%, 11/01/24 (Call 08/01/24)	14,002	15,125,310
3.85%, 11/01/42 (Call 05/01/42)	10,840	12,445,497
3.88%, 02/08/29 (Call 11/08/28)(a)	11,459	13,092,878
4.02%, 12/03/29 (Call 09/03/29)(a)	47,515	55,200,252
4.13%, 03/16/27(a)	27,324	31,104,598
4.13%, 08/15/46(a)	12,063	14,556,025
4.27%, 01/15/36(a)	30,160	36,154,746
4.33%, 09/21/28	62,618	73,501,872
4.40%, 11/01/34 (Call 05/01/34)(a)	29,768	36,422,815
4.50%, 08/10/33	31,995	39,141,291
4.52%, 09/15/48(a)	44,387	57,195,779
4.67%, 03/15/55	17,649	23,423,440
4.81%, 03/15/39(a)	16,434	21,072,418
4.86%, 08/21/46	42,718	56,528,913
5.01%, 04/15/49(a)	28,227	38,873,917
5.01%, 08/21/54(a)	1,925	2,691,848
5.15%, 09/15/23(a)	13,896	15,631,758
5.25%, 03/16/37(a)	29,729	39,580,560
5.50%, 03/16/47	12,962	18,474,727
6.55%, 09/15/43	10,726	16,969,979
Vodafone Group PLC
3.75%, 01/16/24	22,541	24,227,779
4.13%, 05/30/25(a)	24,328	27,039,244
4.25%, 09/17/50	15,049	16,520,556
4.38%, 05/30/28(a)	35,288	40,500,161
4.38%, 02/19/43(a)	15,410	17,709,354
4.88%, 06/19/49(a)	18,387	22,087,943
5.00%, 05/30/38	3,140	3,810,858
5.25%, 05/30/48(a)	30,404	38,316,121
6.15%, 02/27/37(a)	20,845	28,911,838

		2,191,727,421

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Toys, Games & Hobbies — 0.0%
Toys, Games & HobbiesHasbro Inc., 3.90%, 11/19/29 (Call 08/19/29)	$10,013	$10,520,852

Transportation — 1.4%
Burlington Northern Santa Fe LLC
3.55%, 02/15/50 (Call 08/15/49)	9,060	10,218,542
3.85%, 09/01/23 (Call 06/01/23)(a)	3,617	3,892,597
3.90%, 08/01/46 (Call 02/01/46)(a)	8,259	9,617,143
4.05%, 06/15/48 (Call 12/15/47)	8,677	10,437,630
4.13%, 06/15/47 (Call 12/15/46)(a)	5,549	6,721,081
4.15%, 04/01/45 (Call 10/01/44)(a)	10,578	12,675,508
4.15%, 12/15/48 (Call 06/15/48)(a)	8,204	9,982,205
4.45%, 03/15/43 (Call 09/15/42)(a)	8,475	10,528,986
4.55%, 09/01/44 (Call 03/01/44)	7,032	8,861,192
4.90%, 04/01/44 (Call 10/01/43)	10,364	13,590,365
5.75%, 05/01/40 (Call 11/01/39)(a)	8,491	12,079,220
TransportationCanadian Pacific Railway Co., 6.13%, 09/15/15 (Call 03/15/15)	8,781	14,288,400
CSX Corp.
3.25%, 06/01/27 (Call 03/01/27)(a)	5,921	6,446,601
3.80%, 03/01/28 (Call 12/01/27)	13,106	14,732,356
3.80%, 11/01/46 (Call 05/01/46)(a)	8,733	9,732,189
4.10%, 03/15/44 (Call 09/15/43)(a)	6,192	7,140,700
4.25%, 03/15/29 (Call 12/15/28)(a)	12,291	14,262,904
4.30%, 03/01/48 (Call 09/01/47)(a)	7,926	9,517,929
FedEx Corp.
3.10%, 08/05/29 (Call 05/05/29)(a)	12,873	13,339,380
3.25%, 04/01/26 (Call 01/01/26)(a)	8,304	8,899,244
4.00%, 01/15/24(a)	7,343	7,986,378
4.05%, 02/15/48 (Call 08/15/47)	10,340	10,429,647
4.40%, 01/15/47 (Call 07/15/46)(a)	7,812	8,242,614
4.55%, 04/01/46 (Call 10/01/45)(a)	12,789	13,797,184
4.75%, 11/15/45 (Call 05/15/45)	11,778	13,042,431
4.95%, 10/17/48 (Call 04/17/48)(a)	8,584	9,735,829
5.10%, 01/15/44(a)	8,043	9,328,848
TransportationNorfolk Southern Corp., 5.10%, 08/01/18 (Call 02/01/18)	7,718	10,160,345
Union Pacific Corp.
2.40%, 02/05/30 (Call 11/05/29)(a)	11,200	11,469,126
3.25%, 02/05/50 (Call 08/05/49)	12,000	12,363,653
3.70%, 03/01/29 (Call 12/01/28)	3,226	3,634,159
3.75%, 02/05/70 (Call 08/05/69)	10,000	10,410,354
3.80%, 10/01/51 (Call 04/01/51)(a)	6,104	6,849,110
3.95%, 09/10/28 (Call 06/10/28)(a)	20,831	23,663,079
4.30%, 03/01/49 (Call 09/01/48)	7,403	8,946,323
4.38%, 09/10/38 (Call 03/10/38)(a)	10,495	12,526,518
United Parcel Service Inc.
2.50%, 04/01/23 (Call 03/01/23)(a)	4,333	4,479,330
3.05%, 11/15/27 (Call 08/15/27)(a)	14,832	16,041,895
3.40%, 03/15/29 (Call 12/15/28)(a)	9,649	10,722,625
3.75%, 11/15/47 (Call 05/15/47)(a)	12,617	14,043,308
4.25%, 03/15/49 (Call 09/15/48)(a)	5,709	6,872,470

Security	Par/ Shares (000)	Value

Transportation (continued)
6.20%, 01/15/38(a)	$15,327	$22,502,731

		454,212,129

Water — 0.1%
American Water Capital Corp.
3.75%, 09/01/47 (Call 03/01/47)(a)	12,193	13,874,406
6.59%, 10/15/37(a)	3,014	4,521,583

		18,395,989

Total Corporate Bonds & Notes — 97.7% (Cost: $30,229,897,499)		32,329,184,707

Short-Term Investments

Money Market Funds — 10.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.74%(d)(e)(f)	2,751,473	2,753,399,512
BlackRock Cash Funds: Treasury, SL Agency Shares,
1.52%(d)(e)	724,234	724,234,000

		3,477,633,512

Total Short-Term Investments — 10.5% (Cost: $3,476,168,938)		3,477,633,512

Total Investments Before Investments Sold Short — 108.2% (Cost: $33,706,066,437)		35,806,818,219

Investments Sold Short — (0.0)%

Corporate Bonds & Notes — (0.0)%
Macy’s Retail Holdings Inc., 2.88%, 02/15/23	(2)	(2,008)

Total Corporate Bonds & Notes (Proceeds $(2,164))		(2,008)

Total Investments Sold Short — (0.0)% (Proceeds $2,164)		(2,008)

Total Investments, Net of Investments Sold Short — 108.2% (Cost $33,706,064,273)		35,806,816,211

Other Assets, Less Liabilities — (8.2)%		(2,700,058,598)

Net Assets — 100.0%		$33,106,757,613

(a)	All or a portion of this security is on loan.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.
(f)	All or a portion of this security was purchased with cash collateral received from loaned securities.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® iBoxx $ Investment Grade Corporate Bond ETF

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended February 29, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 02/28/19 (000)	Net Activity (000)	Shares Held at 02/29/20 (000)	Value at 02/29/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	3,058,759	(307,286)	2,751,473	$2,753,399,512	$7,226,228	(b)	$481,886		$338,054
BlackRock Cash Funds: Treasury, SL Agency Shares	188,176	536,058	724,234	724,234,000	3,198,714		—		—

				$3,477,633,512	$10,424,942		$481,886		$338,054

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of February 29, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$32,329,184,707	$—	$32,329,184,707
Money Market Funds	3,477,633,512	—	—	3,477,633,512

	3,477,633,512	32,329,184,707	—	35,806,818,219

Liabilities
Corporate Bonds & Notes	—	(2,008)	—	(2,008)

	$3,477,633,512	$32,329,182,699	$—	$35,806,816,211

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

February 29, 2020

	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$13,141,749,386	$32,329,184,707
Affiliated(c)	2,350,358,759	3,477,633,512
Cash	1,431,979	19,189,200
Receivables:
Investments sold	20,254,917	193,137,739
Securities lending income — Affiliated	1,005,421	592,603
Capital shares sold	3,505,511	10,721,926
Dividends	215,348	645,009
Interest	215,539,302	304,666,886

Total assets	15,734,060,623	36,335,771,582

LIABILITIES
Investments sold short at value(d)	—	2,008
Collateral on securities loaned, at value	2,091,280,400	2,751,279,199
Payables:
Investments purchased	154,837,665	451,957,122
Interest on short sales	—	18,355
Capital shares redeemed	24,784,519	21,741,855
Investment advisory fees	6,858,525	4,015,430

Total liabilities	2,277,761,109	3,229,013,969

NET ASSETS	$13,456,299,514	$33,106,757,613

NET ASSETS CONSIST OF:
Paid-in capital	$15,014,272,252	$31,076,706,435
Accumulated earnings (loss)	(1,557,972,738)	2,030,051,178

NET ASSETS	$13,456,299,514	$33,106,757,613

Shares outstanding	157,000,000	250,300,000

Net asset value	$85.71	$132.27

Shares authorized	Unlimited	Unlimited

Par value	None	None

(a) Securities loaned, at value	$1,993,611,086	$2,676,217,763
(b) Investments, at cost — Unaffiliated	$13,718,354,088	$30,229,897,499
(c) Investments, at cost — Affiliated	$2,348,894,162	$3,476,168,938
(d) Proceeds received from investments sold short	$—	$2,164

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Statements of Operations

Year Ended February 29, 2020

	iShares iBoxx $ High Yield Corporate Bond ETF	iShares iBoxx $ Investment Grade Corporate Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$3,362,779	$3,198,714
Interest — Unaffiliated	915,960,851	1,198,835,056
Securities lending income — Affiliated — net	16,163,001	7,226,228
Other income — Unaffiliated	524,900	229,383

Total investment income	936,011,531	1,209,489,381

EXPENSES
Investment advisory fees	85,967,152	49,932,021

Total expenses	85,967,152	49,932,021

Net investment income	850,044,379	1,159,557,360

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(99,968,669)	82,821,753
Investments — Affiliated	470,240	481,886
In-kind redemptions — Unaffiliated	268,932,344	1,471,970,216

Net realized gain	169,433,915	1,555,273,855

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(117,249,551)	2,999,085,856
Investments — Affiliated	282,156	338,054
Short sales — Unaffiliated	—	156

Net change in unrealized appreciation (depreciation)	(116,967,395)	2,999,424,066

Net realized and unrealized gain	52,466,520	4,554,697,921

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$902,510,899	$5,714,255,281

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares iBoxx $ High Yield Corporate Bond ETF		iShares iBoxx $ Investment Grade Corporate Bond ETF

	Year Ended 02/29/20	Year Ended 02/28/19	Year Ended 02/29/20	Year Ended 02/28/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$850,044,379	$778,825,420	$1,159,557,360	$1,169,111,054
Net realized gain (loss)	169,433,915	(173,614,491)	1,555,273,855	(610,308,414)
Net change in unrealized appreciation (depreciation)	(116,967,395)	137,998,380	2,999,424,066	227,024,396

Net increase in net assets resulting from operations	902,510,899	743,209,309	5,714,255,281	785,827,036

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(875,766,467)	(786,516,158)	(1,168,762,363)	(1,173,825,530)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,912,308,888)	113,715,886	(3,958,708,695)	245,691,487

NET ASSETS
Total increase (decrease) in net assets	(1,885,564,456)	70,409,037	586,784,223	(142,307,007)
Beginning of year	15,341,863,970	15,271,454,933	32,519,973,390	32,662,280,397

End of year	$13,456,299,514	$15,341,863,970	$33,106,757,613	$32,519,973,390

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Financial Highlights

(For a share outstanding throughout each period)

	iShares iBoxx $ High Yield Corporate Bond ETF
	Year Ended 02/29/20	Year Ended 02/28/19	Year Ended 02/28/18	Year Ended 02/28/17	Year Ended 02/29/16

Net asset value, beginning of year	$85.71	$86.13	$88.08	$79.10	$91.71

Net investment income(a)	4.19	4.46	4.42	4.64	4.79
Net realized and unrealized gain (loss)(b)	0.18	(0.36)	(1.92)	8.89	(12.62)

Net increase (decrease) from investment operations	4.37	4.10	2.50	13.53	(7.83)

Distributions(c)
From net investment income	(4.37)	(4.52)	(4.45)	(4.55)	(4.78)

Total distributions	(4.37)	(4.52)	(4.45)	(4.55)	(4.78)

Net asset value, end of year	$85.71	$85.71	$86.13	$88.08	$79.10

Total Return
Based on net asset value	5.14%	4.95%	2.87%	17.54%	(8.76)%

Ratios to Average Net Assets
Total expenses	0.49%	0.49%	0.49%	0.49%	0.50%

Net investment income	4.83%	5.25%	5.05%	5.46%	5.60%

Supplemental Data
Net assets, end of year (000)	$13,456,300	$15,341,864	$15,271,455	$18,594,499	$15,543,922

Portfolio turnover rate(d)	20%	14%	17%	13%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares iBoxx $ Investment Grade Corporate Bond ETF
	Year Ended 02/29/20	Year Ended 02/28/19	Year Ended 02/28/18	Year Ended 02/28/17	Year Ended 02/29/16

Net asset value, beginning of year	$115.89	$117.11	$118.42	$114.80	$121.46

Net investment income(a)	4.17	4.15	3.86	3.88	4.00
Net realized and unrealized gain (loss)(b)	16.40	(1.20)	(1.39)	3.63	(6.70)

Net increase (decrease) from investment operations	20.57	2.95	2.47	7.51	(2.70)

Distributions(c)
From net investment income	(4.19)	(4.17)	(3.78)	(3.89)	(3.96)

Total distributions	(4.19)	(4.17)	(3.78)	(3.89)	(3.96)

Net asset value, end of year	$132.27	$115.89	$117.11	$118.42	$114.80

Total Return
Based on net asset value	18.03%	2.64%	2.06%	6.57%	(2.19)%

Ratios to Average Net Assets
Total expenses	0.14%	0.15%	0.15%	0.15%	0.15%

Net investment income	3.35%	3.62%	3.22%	3.24%	3.44%

Supplemental Data
Net assets, end of year (000)	$33,106,758	$32,519,973	$32,662,280	$31,238,193	$25,071,298

Portfolio turnover rate(d)	13%	10%	10%	11%	13%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
iBoxx $ High Yield Corporate Bond	Diversified
iBoxx $ Investment Grade Corporate Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Recent Accounting Standards: The Funds have adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Funds applied the amendments on a modified retrospective basis beginning with the fiscal period ended February 29, 2020. The adjusted cost basis of securities at February 28, 2019 are as follows:

iShares ETF
iBoxx $ High Yield Corporate Bond	$19,265,736,511
iBoxx $ Investment Grade Corporate Bond	36,295,104,150

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Short Positions: From time to time, in order to track the performance of its benchmark index, a fund may sell non-index securities that will be received through corporate actions occurring on the opening of market trading on the following business day. A fund may also experience temporary short positions due to the timing of portfolio securities trades and in-kind redemption transactions. Such short positions are valued consistent with how securities are valued as described under Investment Valuation and Fair Value Measurements. The obligation to deliver the securities is recorded as a liability in the statement of assets and liabilities and is equal to the current fair value of the securities to be delivered. Any market fluctuations between the value of the obligation to sell these securities and the current fair value are reflected as unrealized appreciation (depreciation) in the statement of operations. Upon receipt of the securities related to the corporate actions or purchase of the securities related to the short position, a realized gain (loss) is recorded. Dividends or interest on securities sold short, if any, are reflected as an expense in the statement of operations. Details of the short positions, if any, are included in the schedule of investments.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of February 29, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock FundAdvisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of February 29, 2020 and the value of the related cash collateral are disclosed in the statements of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of February 29, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

iBoxx $ High Yield Corporate Bond
Barclays Bank PLC	$30,845,869	$30,845,869		$—	$—
Barclays Capital Inc.	144,891,145	144,891,145		—	—
BMO Capital Markets	5,147,226	5,147,226		—	—
BNP Paribas Prime Brokerage International Ltd.	111,762,617	111,762,617		—	—
BNP Paribas Securities Corp.	4,186,615	4,186,615		—	—
BofA Securities, Inc.	67,449,692	67,449,692		—	—
Citadel Clearing LLC	127,489,728	127,489,728		—	—
Citigroup Global Markets Inc.	33,420,515	33,420,515		—	—
Credit Suisse Securities (USA) LLC	20,309,089	20,309,089		—	—
Deutsche Bank Securities Inc.	18,564,845	18,564,845		—	—
Goldman Sachs & Co.	443,644,787	443,644,787		—	—
HSBC Securities (USA) Inc.	14,346,374	14,346,374		—	—
Jefferies LLC	156,463	156,463		—	—
JPMorgan Securities LLC	363,949,089	363,949,089		—	—
Morgan Stanley & Co. LLC	85,841,452	85,841,452		—	—
MUFG Securities Americas Inc.	154,762	154,762		—	—
Nomura Securities International Inc.	11,423,836	11,423,836		—	—
RBC Capital Markets LLC	269,120,519	269,120,519		—	—
Scotia Capital (USA) Inc.	2,506,414	2,506,414		—	—
State Street Bank & Trust Company	1,576,090	1,576,090		—	—
TD Prime Services LLC	2,351,233	2,351,233		—	—
UBS AG	40,318,504	40,318,504		—	—
UBS Securities LLC	13,958,251	13,958,251		—	—
Wells Fargo Securities LLC	180,195,971	180,195,971		—	—

	$1,993,611,086	$1,993,611,086		$—	$—

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Notes to Financial Statements (continued)

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

iBoxx $ Investment Grade Corporate Bond
Barclays Bank PLC	$92,623,515	$92,623,515		$—	$—
Barclays Capital Inc.	22,092,152	22,092,152		—	—
BMO Capital Markets	3,399,620	3,399,620		—	—
BNP Paribas Prime Brokerage International Ltd.	173,410,293	173,410,293		—	—
BofA Securities, Inc.	94,002,752	94,002,752		—	—
Citadel Clearing LLC	79,961,709	79,961,709		—	—
Citigroup Global Markets Inc.	28,540,695	28,540,695		—	—
Credit Suisse Securities (USA) LLC	112,570,908	112,570,908		—	—
Deutsche Bank Securities Inc.	1,943,323	1,943,323		—	—
Goldman Sachs & Co.	387,142,435	387,142,435		—	—
HSBC Securities (USA) Inc.	79,568,658	79,568,658		—	—
Jefferies LLC	6,348,085	6,348,085		—	—
JPMorgan Securities LLC	238,100,227	238,100,227		—	—
Morgan Stanley & Co. LLC	197,121,493	197,121,493		—	—
MUFG Securities Americas Inc.	74,490,735	74,490,735		—	—
Nomura Securities International Inc.	3,338,720	3,338,720		—	—
RBC Capital Markets LLC	498,972,715	498,972,715		—	—
Scotia Capital (USA) Inc.	46,734,682	46,734,682		—	—
SG Americas Securities LLC	306,630	306,630		—	—
State Street Bank & Trust Company	3,732,609	3,732,609		—	—
TD Prime Services LLC	2,540,984	2,540,984		—	—
UBS AG	52,921,147	52,921,147		—	—
UBS Securities LLC	17,645,974	17,645,974		—	—
Wells Fargo Securities LLC	458,707,702	458,707,702		—	—

	$2,676,217,763	$2,676,217,763		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares iBoxx $ High Yield Corporate Bond ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $19 billion	0.5000%
Over $19 billion, up to and including $33 billion	0.4750
Over $33 billion, up to and including $47 billion	0.4513
Over $47 billion	0.4287

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

For its investment advisory services to the iShares iBoxx $ Investment Grade Corporate Bond ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee

First $121 billion	0.1500%
Over $121 billion, up to and including $181 billion	0.1425
Over $181 billion, up to and including $231 billion	0.1354
Over $231 billion, up to and including $281 billion	0.1287
Over $281 billion	0.1222

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended February 29, 2020, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Fees Paid to BTC

iBoxx $ High Yield Corporate Bond	$4,763,263
iBoxx $ Investment Grade Corporate Bond	2,507,587

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended February 29, 2020, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

iBoxx $ High Yield Corporate Bond	$4,286,546	$77,310,998	$35,199
iBoxx $ Investment Grade Corporate Bond	49,774,856	782,671,161	4,300,967

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

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Notes to Financial Statements (continued)

6.	PURCHASES AND SALES

For the year ended February 29, 2020, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

	U.S. Government Securities		Other Securities

iShares ETF	Purchases	Sales	Purchases	Sales

iBoxx $ High Yield Corporate Bond	$—	$—	$4,051,809,582	$3,338,961,301
iBoxx $ Investment Grade Corporate Bond	127,087,124	137,822,739	5,282,870,196	4,238,061,007

For the year ended February 29, 2020, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

iBoxx $ High Yield Corporate Bond	$24,631,528,667	$27,196,840,553
iBoxx $ Investment Grade Corporate Bond	20,385,031,046	25,689,371,695

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Funds as of February 29, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of February 29, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)

iBoxx $ High Yield Corporate Bond	$266,468,721	$(266,468,721)
iBoxx $ Investment Grade Corporate Bond	1,467,419,066	(1,467,419,066)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 02/29/20	Year Ended 02/28/19

iBoxx $ High Yield Corporate Bond Ordinary income	$875,766,467	$786,516,158

iBoxx $ Investment Grade Corporate Bond Ordinary income	$1,168,762,363	$1,173,825,530

As of February 29, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses	)(b)	Total

iBoxx $ High Yield Corporate Bond	$78,043,085	$(1,012,706,146)	$(623,309,677)		$(1,557,972,738)
iBoxx $ Investment Grade Corporate Bond	90,806,447	(155,929,598)	2,095,174,329		2,030,051,178

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, and the classification of investments.

For the year ended February 29, 2020, the iShares iBoxx $ Investment Grade Corporate Bond ETF utilized $84,554,788 of its capital loss carryforwards.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements (continued)

As of February 29, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
iBoxx $ High Yield Corporate Bond	$16,115,417,822	$47,604,527	$(670,914,204)	$(623,309,677)
iBoxx $ Investment Grade Corporate Bond	33,711,641,882	2,127,098,151	(31,923,822)	2,095,174,329

8.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

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Notes to Financial Statements (continued)

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 02/29/20		Year Ended 02/28/19

iShares ETF	Shares	Amount	Shares	Amount

iBoxx $ High Yield Corporate Bond
Shares sold	299,300,000	$25,895,937,886	455,300,000	$38,560,415,044
Shares redeemed	(321,300,000)	(27,808,246,774)	(453,600,000)	(38,446,699,158)

Net increase(decrease)	(22,000,000)	$(1,912,308,888)	1,700,000	$113,715,886

iBoxx $ Investment Grade Corporate Bond
Shares sold	178,600,000	$22,184,145,038	210,900,000	$24,164,921,854
Shares redeemed	(208,900,000)	(26,142,853,733)	(209,200,000)	(23,919,230,367)

Net increase(decrease)	(30,300,000)	$(3,958,708,695)	1,700,000	$245,691,487

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares iBoxx $ High Yield Corporate Bond ETF and

iShares iBoxx $ Investment Grade Corporate Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of iShares iBoxx $ High Yield Corporate Bond ETF and iShares iBoxx $ Investment Grade Corporate Bond ETF (two of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of February 29, 2020, the related statements of operations for the year ended February 29, 2020, the statements of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 29, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended February 29, 2020 and each of the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

April 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1010-1020

OCTOBER 31, 2020

2020 Annual Report

iShares U.S. ETF Trust

•	iShares Interest Rate Hedged Long-Term Corporate Bond ETF | IGBH | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in early September 2020 before retreating amid concerns about a second wave of infections. In the United States, large-capitalization stocks advanced, outperforming small-capitalization stocks, which declined marginally during the reporting period. International equities from developed economies declined, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring emerging market stocks and tilting toward the quality factor for its resilience.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	13.29%	9.71%

U.S. small cap equities (Russell 2000® Index)	18.13	(0.14)

International equities (MSCI Europe, Australasia, Far East Index)	8.57	(6.86)

Emerging market equities (MSCI Emerging Markets Index)	20.96	8.25

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.92

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.63)	8.92

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.27	6.19

Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.87	3.55

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.73	3.42
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares U.S. ETF Trust

U.S. Bond Market Overview

The U.S. bond market advanced for the 12 months ended October 31, 2020 (“reporting period”). The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. fixed-income performance, returned 6.19%.

U.S. economic growth was unusually volatile during the reporting period, reflecting the sudden economic impact of the coronavirus pandemic and the subsequent recovery. Growth was negative in the first two quarters of 2020, with annualized contractions of -5.0% and -31.4%, respectively, as the U.S. officially entered recession for the first time since the 2008 financial crisis. The latter figure represented the largest quarterly economic contraction on record, as efforts to contain the virus through restrictions on travel and business led to widespread disruption of the U.S. economy.

Despite the continued presence of the coronavirus in the U.S., businesses and consumers adapted to the new conditions, and many states began to loosen restrictions on activity beginning May 2020. The U.S. economy rapidly rebalanced toward remote economic activity; working and shopping from home flourished, while traditional, in-person economic activity at malls, hotels, and restaurants remained subdued. Along with a significant series of fiscal stimulus measures, easing restrictions led to a large increase in consumer spending as many commercial activities resumed, and government payments to individuals boosted household incomes. Consequently, the economy began to show signs of recovery, growing at an annualized rate of 33.1% in the third quarter of 2020.

In response to the pandemic and subsequent economic downturn, the U.S. Federal Reserve (“Fed”) enacted two emergency decreases to short-term interest rates in March 2020, setting them near zero for only the second time in history. The Fed further acted to stabilize bond markets by implementing an unlimited, open-ended, bond buying program for U.S. Treasuries and mortgage-backed securities. The Fed later widened its program by directly purchasing corporate bonds for the first time, including high-yield bonds. In August 2020, the Fed revised its long-standing inflation policy, allowing it to exceed its 2% target in order to stimulate the economy.

The pandemic-related volatility in the U.S. economy was reflected in bond yields (which are inversely related to prices). U.S. Treasury yields declined significantly beginning late February 2020, as uncertainty drove investors toward the most highly rated segment of the bond market, driving the yields on the two-, 10-, and 30-year U.S. Treasuries to record lows. Short-term U.S. Treasury yields declined more than long-term U.S. Treasuries, as the Fed committed to keeping interest rates near zero until at least 2023. However, returns for long-term U.S. Treasuries, which are more sensitive to interest rate changes, significantly exceeded returns from short-term U.S. Treasuries.

Corporate bond prices were also significantly impacted by the economic disruption. In February and March 2020, investors became concerned that sudden changes in consumer behavior could lead to a sharp increase in bankruptcies, which drove a significant increase in corporate bond yields. Consequently, prices of corporate bonds declined sharply, particularly lower-rated, high-yield bonds, which are considered to have a greater probability of default. However, Fed actions to support the corporate bond market and signs that defaults could be lower than anticipated drove a recovery in corporate bond prices, beginning in late March 2020.

Securitized bonds also advanced, particularly commercial mortgage backed securities (“CMBS”). Despite significant disruption to the commercial property market, CMBS showed resiliency later in the reporting period, and delinquencies declined after reaching an all-time high in June 2020.

4	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2020	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Investment Objective

The iShares Interest Rate Hedged Long-Term Corporate Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated investment-grade corporate bonds with remaining maturities greater than ten years. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares 10+ Year Investment Grade Corporate Bond ETF (formerly known as iShares Long-Term Corporate Bond ETF). The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(0.69)%	3.07%	2.28%	(0.69)%	16.34%	12.63%
Fund Market	(0.59)	3.19	2.36	(0.59)	16.98	13.11
ICE Q70A Custom Index	(4.09)	3.00	2.08	(4.09)	15.91	11.48

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/22/15. The first day of secondary market trading was 7/23/15.

The ICE Q70A Custom Index is an unmanaged index that consists of the ICE BofA 10+ Year US Corporate Index plus interest rate swaps that intend to hedge the interest rate exposure of the ICE BofA 10+ Year US Corporate Index.

The ICE Q70A Custom Index reflects the performance of Bloomberg Barclays U.S. Long Credit Interest Rate Swaps Hedged Index through July 31, 2018 and beginning August 1, 2018 reflects the performance of the ICE Q70A Custom Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 7 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)
$ 1,000.00	$ 1,102.50	$ 0.53		$ 1,000.00	$ 1,024.60	$ 0.51		0.10%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.

(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 7 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2020 (continued)	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Portfolio Management Commentary

The Fund declined slightly for the reporting period. Although the Fund’s underlying long-term corporate bonds advanced notably, the negative impact of the interest rate hedge more than offset these gains. Bond purchases by the Fed, which for the first time included buying individual corporate bonds, reduced yields on investment-grade corporate debt to historic lows amid the coronavirus pandemic.

On an unhedged basis, consumer non-cyclical bonds were the most significant contributors to the Fund’s performance, as their yields declined relative to consumer cyclical bonds during the pandemic-related recession. In the pharmaceuticals industry, brisk investor demand led to low yields, even amid an increase in bond issuance.

The bonds of financial companies also advanced, supported by stronger balance sheets over the last decade and limited prospects of bank credit rating downgrades. Despite a significant increase in bond issuance by banks, investor demand remained robust. Furthermore, insurance companies’ bonds benefited from Fed purchases of other companies’ bonds in their investment portfolios. Communications companies’ bonds also contributed to the Fund’s return, as demand remained solid at a time when increased numbers of people working at home benefited network owners. Technology industry bonds were contributors as well, as low yields induced companies with large cash reserves to issue new bonds.

Declining interest rates during the reporting period led to negative performance from hedging activity, which was the largest detractor from the Fund’s performance. Typically, increasing interest rates reduce the price of existing bonds, meaning a rise in interest rates detracts from bond fund performance. Conversely, decreasing interest rates usually increase bond prices. An interest rate hedged fund attempts to avoid these fluctuations by offsetting interest rate risk, primarily using interest rate swaps and U.S. Treasury futures contracts.

The Fund’s interest rate hedge seeks near-zero interest rate sensitivity. Consequently, the Fund’s return was minimally affected by interest rate fluctuations during the reporting period. With interest rate sensitivity hedged, the Fund fluctuated based on direct exposure to the yield premium of investment-grade corporate bonds, independent of declining interest rates.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	90.5%
Short-term Investments	1.2
Swaps, net cumulative appreciation	1.6
Other assets less liabilities	6.7

ALLOCATION BY CREDIT QUALITY (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)
Aaa	2.3%
Aa	9.6
A	38.4
Baa	46.2
Ba	2.1
Not Rated	1.4

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

6	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	7

Schedule of Investments October 31, 2020	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 90.5%
iShares 10+ Year Investment Grade Corporate Bond ETF(a)(b)	7,273,125	$504,973,068

Total Investment Companies — 90.5% (Cost: $511,699,758)		504,973,068

Short-Term Investments

Money Market Funds — 1.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.20%(a)(c)(d)	1,755,368	1,756,597
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.04%(a)(c)	4,950,000	4,950,000

		6,706,597

Total Short-Term Investments — 1.2% (Cost: $6,706,772)		6,706,597

Total Investments in Securities — 91.7% (Cost: $518,406,530)		511,679,665

Other Assets, Less Liabilities — 8.3%		46,035,349

Net Assets — 100.0%		$557,715,014

(a)	Affiliate of the Fund.
(b)	All or a portion of this security is on loan.
(c)	Annualized 7-day yield as of period-end.
(d)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$—	$1,759,539	(a)	$—	$(2,767)	$(175)	$1,756,597	1,755,368	$8,419	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,336,000	3,614,000	(a)	—	—	—	4,950,000	4,950,000	8,819		—
iShares 10+ Year Investment Grade Corporate Bond ETF(c)	55,146,691	500,344,677		(41,061,298)	3,186,959	(12,643,961)	504,973,068	7,273,125	1,619,674		—

					$3,184,192	$(12,644,136)	$511,679,665		$1,636,912		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Formerly the iShares Long-Term Corporate Bond ETF.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate(a)	Frequency	Date	Date	(000)	Value	(Received)	(Depreciation)

0.22%	Semi-annual	0.22%	Quarterly	N/A	09/21/21	$(24,900)	$(145)	$935	$(1,080)
0.23	Semi-annual	0.22	Quarterly	N/A	10/15/22	(12,900)	2,947	163	2,784
0.23	Semi-annual	0.22	Quarterly	N/A	10/19/22	(98,100)	18,431	2,327	16,104
0.32	Semi-annual	0.22	Quarterly	N/A	09/16/25	(10,600)	57,923	22,599	35,324
0.40	Semi-annual	0.22	Quarterly	N/A	10/19/25	(26,000)	58,494	401	58,093

8	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate(a)	Frequency	Date	Date	(000)	Value	(Received)	(Depreciation)

0.48%	Semi-annual	0.22%	Quarterly	N/A	09/15/27	$(3,675)	$39,690	$203	$39,487
0.68	Semi-annual	0.22	Quarterly	N/A	09/22/30	(26,665)	518,546	186,205	332,341
0.78	Semi-annual	0.22	Quarterly	N/A	10/19/30	(85,000)	890,469	1,552	888,917
1.01	Semi-annual	0.22	Quarterly	N/A	10/19/35	(17,000)	276,119	32,609	243,510
1.00	Semi-annual	0.22	Quarterly	N/A	10/19/35	(8,000)	134,505	159	134,346
1.01	Semi-annual	0.22	Quarterly	N/A	09/15/40	(20,027)	829,959	294,837	535,122
1.11	Semi-annual	0.22	Quarterly	N/A	10/19/40	(62,000)	1,420,589	1,354	1,419,235
0.86	Semi-annual	0.22	Quarterly	N/A	03/30/45	(4,191)	382,828	91,877	290,951
1.05	Semi-annual	0.22	Quarterly	N/A	09/15/45	(37,000)	1,954,449	968,188	986,261
1.04	Semi-annual	0.22	Quarterly	N/A	09/16/45	(2,000)	107,902	46	107,856
1.16	Semi-annual	0.22	Quarterly	N/A	10/19/45	(62,000)	1,731,200	1,477	1,729,723
1.16	Semi-annual	0.22	Quarterly	N/A	10/19/45	(62,000)	1,682,515	1,477	1,681,038
0.87	Semi-annual	0.22	Quarterly	N/A	03/30/50	(469)	51,348	20,595	30,753
1.18	Semi-annual	0.22	Quarterly	N/A	10/19/50	(24,600)	742,751	108,094	634,657

							10,900,520	1,735,098	9,165,422

(a)	Represents 3-month LIBOR. Rate shown is the rate in effect as of period-end.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$1,735,098	$—	$9,166,502	$(1,080)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2020, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Interest Rate Contracts

Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$9,166,502

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	1,080

(a)

Net cumulative appreciation (depreciation) on centrally cleared interest rate swaps contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended October 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

Interest Rate Contracts

Net Realized Gain (Loss) from:
Swaps	$(14,221,080)

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$15,674,036

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) October 31, 2020	iShares® Interest Rate Hedged Long-Term Corporate Bond ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$154,577,516

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Investment Companies	$504,973,068	$—	$—	$504,973,068
Money Market Funds	6,706,597	—	—	6,706,597

	$511,679,665	$—	$—	$511,679,665

Derivative financial instruments(a)
Assets
Swaps	$—	$9,166,502	$—	$9,166,502
Liabilities
Swaps	—	(1,080)	—	(1,080)

	$—	$9,165,422	$—	$9,165,422

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

10	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

October 31, 2020

iShares Interest Rate Hedged Long-Term Corporate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Affiliated(b)	$511,679,665
Cash	118,390
Cash pledged:
Centrally cleared swaps	46,774,000
Receivables:
Securities lending income — Affiliated	499
Variation margin on centrally cleared swaps	925,855
Dividends	199

Total assets	559,498,608

LIABILITIES
Collateral on securities loaned, at value	1,758,918
Payables:
Investment advisory fees	24,676

Total liabilities	1,783,594

NET ASSETS	$557,715,014

NET ASSETS CONSIST OF:
Paid-in capital	$571,308,937
Accumulated loss	(13,593,923)

NET ASSETS	$557,715,014

Shares outstanding	23,750,000

Net asset value	$23.48

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$1,707,978
(b) Investments, at cost — Affiliated	$518,406,530

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statement of Operations

Year Ended October 31, 2020

iShares Interest Rate Hedged Long-Term Corporate Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$1,628,493
Securities lending income — Affiliated — net	8,419

Total investment income	1,636,912

EXPENSES
Investment advisory fees	246,963
Miscellaneous	264

Total expenses	247,227

Less:
Investment advisory fees waived	(176,402)

Total expenses after fees waived	70,825

Net investment income	1,566,087

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	528,293
In-kind redemptions — Affiliated	2,655,899
Swaps	(14,221,080)

Net realized loss	(11,036,888)

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(12,644,136)
Swaps	15,674,036

Net change in unrealized appreciation (depreciation)	3,029,900

Net realized and unrealized loss	(8,006,988)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(6,440,901)

See notes to financial statements.

12	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Interest Rate Hedged Long-Term Corporate Bond ETF
	Year Ended 10/31/20	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,566,087	$2,108,049
Net realized loss	(11,036,888)	(2,816,427)
Net change in unrealized appreciation (depreciation)	3,029,900	305,065

Net decrease in net assets resulting from operations	(6,440,901)	(403,313)

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(1,410,311)	(2,946,309)
Return of capital	—	(12,010)

Decrease in net assets resulting from distributions to shareholders	(1,410,311)	(2,958,319)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	506,008,011	4,966,319

NET ASSETS
Total increase in net assets	498,156,799	1,604,687
Beginning of year	59,558,215	57,953,528

End of year	$557,715,014	$59,558,215

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Financial Highlights

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged Long-Term Corporate Bond ETF
	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16

Net asset value, beginning of year	$24.31	$25.76	$25.98	$24.07	$24.08

Net investment income(a)	0.52	0.98	1.01	0.91	0.89
Net realized and unrealized gain (loss)(b)	(0.70)	(1.01)	(0.32)	1.78	(0.28)

Net increase (decrease) from investment operations	(0.18)	(0.03)	0.69	2.69	0.61

Distributions(c)
From net investment income	(0.65)	(0.96)	(0.91)	(0.76)	(0.60)
From net realized gain	—	(0.45)	—	—	—
Return of capital	—	(0.01)	—	(0.02)	(0.02)

Total distributions	(0.65)	(1.42)	(0.91)	(0.78)	(0.62)

Net asset value, end of year	$23.48	$24.31	$25.76	$25.98	$24.07

Total Return
Based on net asset value	(0.69)%	(0.03)%	2.66%	11.36%	2.49	%(d)

Ratios to Average Net Assets
Total expenses(e)	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived(e)	0.10%	0.10%	0.10%	0.10%	0.10%

Net investment income	2.22%	3.98%	3.86%	3.62%	3.78%

Supplemental Data
Net assets, end of year (000)	$557,715	$59,558	$57,954	$15,586	$8,423

Portfolio turnover rate(f)(g)	18%	13%	5%	6%	9%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total returns for the year ended October 31, 2016 was 2.62%.

(e)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
(f)	Portfolio turnover rate excludes in-kind transactions.
(g)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

See notes to financial statements.

14	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Interest Rate Hedged Long-Term Corporate Bond	Diversified

Currently the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedule of investments for the underlying fund are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates and is disclosed in the schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2020 and the value of the related cash collateral are disclosed in the statement of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

16	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA as of October 31, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount
Interest Rate Hedged Long-Term Corporate Bond
Barclays Bank PLC	$1,603,833	$1,603,833		$—	$—
Wells Fargo Bank, National Association	104,145	104,145		—	—

	1,707,978	1,707,978		—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the schedule of investments and cash deposited is shown as cash pledged for centrally cleared swaps on the statement of assets and liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the statement of assets and liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the statement of operations, including those at termination.

Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.35%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2022 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares 10+ Year Investment Grade Corporate Bond ETF (“IGLB”), after taking into account any fee waivers by IGLB, plus 0.10%.

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements  (continued)

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2020, the Fund paid BTC $2,572 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

7.	PURCHASES AND SALES

For the year ended October 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Interest Rate Hedged Long-Term Corporate Bond	$14,548,167	$17,995,106

For the year ended October 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Interest Rate Hedged Long-Term Corporate Bond	$485,796,509	$23,066,192

8.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2020, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

18	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

iShares ETF	Paid-in Capital	Accumulated Loss
Interest Rate Hedged Long-Term Corporate Bond	$2,374,310	$(2,374,310)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/20	Year Ended 10/31/19
Interest Rate Hedged Long-Term Corporate Bond
Ordinary income	$1,410,311	$2,048,389
Long-term capital gains	—	897,920
Return of capital	—	12,010

	$1,410,311	$2,958,319

As of October 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total
Interest Rate Hedged Long-Term Corporate Bond	$(15,938,789)		$2,344,866		$(13,593,923)

(a)	Amounts available to offset future realized capital gains.
(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Interest Rate Hedged Long-Term Corporate Bond	$518,500,221	$2,438,557	$(93,691)	$2,344,866

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements  (continued)

With centrally cleared swaps , there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/20		Year Ended 10/31/19
iShares ETF	Shares	Amount	Shares	Amount

Interest Rate Hedged Long-Term Corporate Bond
Shares sold	22,500,000	$531,323,133	1,450,000	$35,926,644
Shares redeemed	(1,200,000)	(25,315,122)	(1,250,000)	(30,960,325)

Net increase	21,300,000	506,008,011	200,000	4,966,319

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and

Shareholders of iShares Interest Rate Hedged Long-Term Corporate Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Interest Rate Hedged Long-Term Corporate Bond ETF (one of the funds constituting iShares U.S. ETF Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	21

Important Tax Information (unaudited)

For the fiscal year ended October 31, 2020, the Fund hereby designates the following maximum amount allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Interest Rate Hedged Long-Term Corporate Bond	$659,993

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2020:

iShares ETF	Federal Obligation Interest
Interest Rate Hedged Long-Term Corporate Bond	$1,328

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

22	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Interest Rate Hedged Long-Term Corporate Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”),with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	23

Board Review and Approval of Investment Advisory Contract  (continued)

that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

24	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Interest Rate Hedged Long-Term Corporate Bond	$0.646968	$—	$—	$0.646968	100%	—%	—%	100%

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	25

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of October 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (63)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).
(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (71)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO;Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Trustee (since 2015);Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

26	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (59)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	27

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The iShares Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

28	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

LIBOR	London Interbank Offered Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	29

Additional Financial Information

Schedule of Investments (Unaudited)

October 31, 2020

Statement of Assets and Liabilities (Unaudited)

October 31, 2020

Audited Financial Statements

February 29, 2020

iShares Trust

iShares 10+ Year Investment Grade Corporate Bond ETF (formerly known as iShares Long-Term Corporate Bond ETF) | IGLB | NYSE Arca

Schedule of Investments (unaudited) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.0%
Interpublic Group of Companies Inc. (The), 5.40%, 10/01/48 (Call 04/01/48)	$390	$472,827

Aerospace & Defense — 2.3%
BAE Systems Holdings Inc., 4.75%, 10/07/44(a)	565	721,748
BAE Systems PLC
3.00%, 09/15/50 (Call 03/15/50)(a)	1,250	1,259,640
5.80%, 10/11/41(a)	25	35,231
Boeing Co. (The)
3.25%, 02/01/35 (Call 11/01/34)	492	457,023
3.30%, 03/01/35 (Call 09/01/34)	520	494,295
3.38%, 06/15/46 (Call 12/15/45)	205	177,016
3.50%, 03/01/39 (Call 09/01/38)	295	267,162
3.50%, 03/01/45 (Call 09/01/44)	859	732,425
3.55%, 03/01/38 (Call 09/01/37)	280	254,150
3.60%, 05/01/34 (Call 02/01/34)	935	924,265
3.65%, 03/01/47 (Call 09/01/46)	475	420,264
3.75%, 02/01/50 (Call 08/01/49)	850	760,084
3.83%, 03/01/59 (Call 09/01/58)	675	581,676
3.85%, 11/01/48 (Call 05/01/48)	510	455,273
3.90%, 05/01/49 (Call 11/01/48)	707	655,056
3.95%, 08/01/59 (Call 02/01/59)	975	868,691
5.71%, 05/01/40 (Call 11/01/39)	1,984	2,301,369
5.81%, 05/01/50 (Call 11/01/49)	3,315	3,904,101
5.88%, 02/15/40	225	257,671
5.93%, 05/01/60 (Call 11/01/59)	2,080	2,466,207
6.13%, 02/15/33(b)	320	384,211
6.63%, 02/15/38	156	188,328
6.88%, 03/15/39	427	534,635
General Dynamics Corp.
3.60%, 11/15/42 (Call 05/15/42)	380	445,921
4.25%, 04/01/40 (Call 10/01/39)	493	626,356
4.25%, 04/01/50 (Call 10/01/49)	820	1,065,363
L3Harris Technologies Inc.
4.85%, 04/27/35 (Call 10/27/34)	555	716,084
5.05%, 04/27/45 (Call 10/27/44)	425	565,773
6.15%, 12/15/40	415	598,476
Lockheed Martin Corp.
2.80%, 06/15/50 (Call 12/15/49)	355	366,870
3.60%, 03/01/35 (Call 09/01/34)	724	861,453
3.80%, 03/01/45 (Call 09/01/44)	941	1,122,992
4.07%, 12/15/42	781	970,220
4.09%, 09/15/52 (Call 03/15/52)	1,315	1,687,129
4.50%, 05/15/36 (Call 11/15/35)	685	875,671
4.70%, 05/15/46 (Call 11/15/45)	1,257	1,695,166
5.72%, 06/01/40	50	71,064
Series B, 6.15%, 09/01/36	675	989,574
Northrop Grumman Corp.
3.85%, 04/15/45 (Call 10/15/44)	650	752,327
4.03%, 10/15/47 (Call 04/15/47)	1,920	2,314,160
4.75%, 06/01/43	915	1,182,190
5.05%, 11/15/40	350	463,619
5.15%, 05/01/40 (Call 11/01/39)(b)	149	199,697
5.25%, 05/01/50 (Call 11/01/49)	745	1,070,076
Northrop Grumman Systems Corp., 7.75%, 02/15/31	607	919,159
Raytheon Technologies Corp.
3.13%, 07/01/50 (Call 01/01/50)	840	887,616
3.75%, 11/01/46 (Call 05/01/46)	1,015	1,162,078
4.05%, 05/04/47 (Call 11/04/46)	335	399,075

Security	Par (000)	Value

Aerospace & Defense (continued)
4.15%, 05/15/45 (Call 11/16/44)	$881	$1,051,440
4.20%, 12/15/44 (Call 06/15/44)(a)	100	111,878
4.35%, 04/15/47 (Call 10/15/46)(a)	880	1,076,341
4.45%, 11/16/38 (Call 05/16/38)	739	904,463
4.50%, 06/01/42	2,734	3,427,207
4.63%, 11/16/48 (Call 05/16/48)	1,376	1,796,278
4.70%, 12/15/41(a)	225	279,418
4.80%, 12/15/43 (Call 06/15/43)(a)	380	472,209
4.88%, 10/15/40(a)	492	622,665
5.40%, 05/01/35	743	999,506
5.70%, 04/15/40(b)	877	1,230,212
6.05%, 06/01/36	230	324,348
6.13%, 07/15/38	840	1,220,646

		54,625,241

Agriculture — 1.4%
Altria Group Inc.
3.88%, 09/16/46 (Call 03/16/46)	1,386	1,403,047
4.25%, 08/09/42	950	1,021,696
4.45%, 05/06/50 (Call 11/06/49)	465	518,568
4.50%, 05/02/43	855	936,127
5.38%, 01/31/44	1,392	1,718,021
5.80%, 02/14/39 (Call 08/14/38)	1,461	1,860,341
5.95%, 02/14/49 (Call 08/14/48)(b)	1,880	2,494,808
6.20%, 02/14/59 (Call 08/14/58)	270	365,872
Archer-Daniels-Midland Co.
3.75%, 09/15/47 (Call 03/15/47)	415	510,840
4.02%, 04/16/43	289	361,954
4.50%, 03/15/49 (Call 09/15/48)(b)	1,302	1,799,685
4.54%, 03/26/42	31	41,266
5.38%, 09/15/35(b)	55	78,778
BAT Capital Corp.
3.73%, 09/25/40 (Call 03/25/40)	885	870,674
3.98%, 09/25/50 (Call 03/25/50)	1,150	1,118,111
4.39%, 08/15/37 (Call 02/15/37)	2,168	2,320,097
4.54%, 08/15/47 (Call 02/15/47)	2,255	2,373,475
4.76%, 09/06/49 (Call 03/06/49)	595	644,516
5.28%, 04/02/50 (Call 10/02/49)	315	367,823
Cargill Inc., 3.88%, 05/23/49 (Call 11/23/48)(a)(b)	680	812,159
Philip Morris International Inc.
3.88%, 08/21/42	731	824,010
4.13%, 03/04/43	606	709,589
4.25%, 11/10/44	1,005	1,201,361
4.38%, 11/15/41	684	824,313
4.50%, 03/20/42	520	639,123
4.88%, 11/15/43	684	881,229
6.38%, 05/16/38	983	1,453,444
Reynolds American Inc.
5.70%, 08/15/35 (Call 02/15/35)	763	937,635
5.85%, 08/15/45 (Call 02/15/45)	1,296	1,581,531
6.15%, 09/15/43	580	715,479
7.25%, 06/15/37	825	1,083,524

		32,469,096

Apparel — 0.2%
NIKE Inc.
3.25%, 03/27/40 (Call 09/27/39)	559	631,408
3.38%, 11/01/46 (Call 05/01/46)	655	753,875
3.38%, 03/27/50 (Call 09/27/49)	1,085	1,247,640
3.63%, 05/01/43 (Call 11/01/42)	710	835,040

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Apparel (continued)
3.88%, 11/01/45 (Call 05/01/45)	$906	$1,115,711

		4,583,674

Auto Manufacturers — 0.4%
Cummins Inc.
2.60%, 09/01/50 (Call 03/01/50)	635	606,848
4.88%, 10/01/43 (Call 04/01/43)(b)	375	501,730
Daimler Finance North America LLC, 8.50%, 01/18/31	1,017	1,570,552
General Motors Co.
5.00%, 04/01/35(b)	568	630,432
5.15%, 04/01/38 (Call 10/01/37)	188	209,223
5.20%, 04/01/45	890	993,718
5.40%, 04/01/48 (Call 10/01/47)	660	753,745
5.95%, 04/01/49 (Call 10/01/48)(b)	1,247	1,522,618
6.25%, 10/02/43	832	1,023,401
6.60%, 04/01/36 (Call 10/01/35)	1,115	1,401,385
6.75%, 04/01/46 (Call 10/01/45)	756	977,097

		10,190,749

Auto Parts & Equipment — 0.1%
Aptiv PLC
4.40%, 10/01/46 (Call 04/01/46)(b)	100	97,861
5.40%, 03/15/49 (Call 09/15/48)	206	238,570
BorgWarner Inc., 4.38%, 03/15/45 (Call 09/15/44)(b)	370	425,462
Lear Corp., 5.25%, 05/15/49 (Call 11/15/48)	555	623,721

		1,385,614

Banks — 7.8%
Bank of America Corp.
2.68%, 06/19/41 (Call 06/19/40)(c)	4,080	4,119,331
2.83%, 10/24/51 (Call 10/24/50)(c)	375	372,791
3.95%, 01/23/49 (Call 01/23/48)(c)	1,130	1,358,740
4.08%, 04/23/40 (Call 04/23/39)(c)	1,420	1,707,256
4.08%, 03/20/51 (Call 03/20/50)(c)	4,075	4,970,554
4.24%, 04/24/38 (Call 04/24/37)(c)	1,729	2,089,183
4.33%, 03/15/50 (Call 03/15/49)(c)	2,204	2,786,742
4.44%, 01/20/48 (Call 01/20/47)(c)	1,759	2,246,218
4.88%, 04/01/44	495	661,051
5.00%, 01/21/44	1,277	1,742,876
5.88%, 02/07/42	953	1,422,087
6.11%, 01/29/37(b)	1,539	2,172,790
7.75%, 05/14/38	1,165	1,912,591
Series L, 4.75%, 04/21/45(b)	448	581,929
Bank of America N.A., 6.00%, 10/15/36	1,030	1,476,415
Barclays PLC
4.95%, 01/10/47(b)	1,275	1,656,401
5.25%, 08/17/45(b)	1,305	1,749,362
BNP Paribas SA, 7.20%, (Call 06/25/37)(a)(b)(c)(d)	1,045	1,112,685
Citigroup Inc.
3.88%, 01/24/39 (Call 01/24/38)(c)	890	1,023,789
4.28%, 04/24/48 (Call 04/24/47)(c)	1,483	1,852,190
4.65%, 07/30/45	625	800,611
4.65%, 07/23/48 (Call 06/23/48)	2,364	3,064,231
4.75%, 05/18/46	2,184	2,731,035
5.30%, 05/06/44	368	487,596
5.32%, 03/26/41 (Call 03/26/40)(c)	700	950,293
5.88%, 02/22/33	475	619,686
5.88%, 01/30/42	897	1,305,272
6.00%, 10/31/33	229	307,625
6.13%, 08/25/36	482	642,275
6.63%, 06/15/32	1,064	1,478,002
6.68%, 09/13/43	530	810,519

Security	Par (000)	Value

Banks (continued)
6.88%, 03/05/38(b)	$110	$159,667
6.88%, 02/15/98	17	26,589
8.13%, 07/15/39	1,655	2,873,653
Commonwealth Bank of Australia
3.74%, 09/12/39(a)	695	762,769
3.90%, 07/12/47(a)(b)	1,238	1,503,023
4.32%, 01/10/48(a)	1,155	1,377,406
Cooperatieve Rabobank UA
5.25%, 05/24/41	1,407	2,022,456
5.25%, 08/04/45	826	1,116,636
5.75%, 12/01/43(b)	1,500	2,123,864
Credit Suisse Group Funding Guernsey Ltd., 4.88%, 05/15/45	1,652	2,169,143
Fifth Third Bancorp., 8.25%, 03/01/38	841	1,377,235
First Republic Bank/CA
4.38%, 08/01/46 (Call 02/01/46)(b)	350	417,801
4.63%, 02/13/47 (Call 08/13/46)(b)	595	730,524
Goldman Sachs Group Inc. (The)
4.02%, 10/31/38 (Call 10/31/37)(c)	1,984	2,317,942
4.41%, 04/23/39 (Call 04/23/38)(c)	1,354	1,650,535
4.75%, 10/21/45 (Call 04/21/45)	1,609	2,117,244
4.80%, 07/08/44 (Call 01/08/44)	1,400	1,837,482
5.15%, 05/22/45	2,165	2,881,237
6.13%, 02/15/33	580	826,267
6.25%, 02/01/41	1,779	2,665,865
6.45%, 05/01/36(b)	305	426,119
6.75%, 10/01/37	4,195	6,111,978
HBOS PLC, 6.00%, 11/01/33(a)	400	519,543
HSBC Bank USA N.A., 7.00%, 01/15/39	370	546,581
HSBC Holdings PLC
5.25%, 03/14/44	1,215	1,543,763
6.10%, 01/14/42	1,198	1,727,049
6.50%, 05/02/36	1,565	2,109,357
6.50%, 09/15/37	1,725	2,340,252
6.80%, 06/01/38	1,685	2,375,286
7.63%, 05/17/32	1,011	1,420,783
HSBC USA Inc., 7.20%, 07/15/97	60	93,110
JPMorgan Chase & Co.
3.11%, 04/22/41 (Call 04/22/40)(b)(c)	1,150	1,231,288
3.11%, 04/22/51 (Call 04/22/50)(c)	2,046	2,161,361
3.88%, 07/24/38 (Call 07/24/37)(c)	2,480	2,914,133
3.90%, 01/23/49 (Call 01/23/48)(c)	1,760	2,113,649
3.96%, 11/15/48 (Call 11/15/47)(c)	2,532	3,063,878
4.03%, 07/24/48 (Call 07/24/47)(c)	1,685	2,026,525
4.26%, 02/22/48 (Call 02/22/47)(c)	1,575	1,987,067
4.85%, 02/01/44	945	1,295,383
4.95%, 06/01/45	943	1,263,256
5.40%, 01/06/42(b)	905	1,302,138
5.50%, 10/15/40	1,165	1,669,166
5.60%, 07/15/41	1,530	2,231,196
5.63%, 08/16/43	1,013	1,469,850
6.40%, 05/15/38(b)	1,396	2,125,788
Lloyds Banking Group PLC
4.34%, 01/09/48	1,110	1,310,719
5.30%, 12/01/45(b)	920	1,214,751
Mitsubishi UFJ Financial Group Inc.
3.75%, 07/18/39	855	981,209
4.15%, 03/07/39	1,044	1,253,628
4.29%, 07/26/38(b)	600	727,503

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
Morgan Stanley
3.97%, 07/22/38 (Call 07/22/37)(c)	$1,627	$1,942,431
4.30%, 01/27/45	2,264	2,926,818
4.38%, 01/22/47(b)	1,935	2,546,973
4.46%, 04/22/39 (Call 04/22/38)(c)	939	1,177,892
5.60%, 03/24/51 (Call 03/24/50)(c)	1,089	1,648,404
6.38%, 07/24/42	1,854	2,888,411
7.25%, 04/01/32	808	1,221,765
Natwest Group PLC, 3.03%, 11/28/35 (Call 08/28/30)(c)	1,000	969,920
Regions Bank/Birmingham AL, 6.45%, 06/26/37(b)	525	716,507
Regions Financial Corp., 7.38%, 12/10/37	204	298,952
Santander UK Group Holdings PLC, 5.63%, 09/15/45(a)(b)	385	486,127
Societe Generale SA, 5.63%, 11/24/45(a)(b)	480	590,282
Standard Chartered PLC
5.30%, 01/09/43(a)(b)	765	895,292
5.70%, 03/26/44(a)(b)	1,845	2,288,740
UBS AG/London, 4.50%, 06/26/48(a)(b)	1,444	1,998,480
Wachovia Corp.
5.50%, 08/01/35	975	1,263,800
6.55%, 10/15/35	260	356,555
7.50%, 04/15/35	175	255,919
Wells Fargo & Co.
3.07%, 04/30/41 (Call 04/30/40)(b)(c)	520	538,004
3.90%, 05/01/45	2,212	2,572,296
4.40%, 06/14/46	1,386	1,631,556
4.65%, 11/04/44	1,226	1,486,263
4.75%, 12/07/46	2,025	2,491,946
4.90%, 11/17/45	760	956,130
5.01%, 04/04/51 (Call 04/04/50)(c)	5,000	6,764,420
5.38%, 02/07/35	568	762,924
5.38%, 11/02/43	1,489	1,960,552
5.61%, 01/15/44	2,017	2,712,663
5.95%, 12/01/86	668	867,409
Wells Fargo Bank N.A.
5.85%, 02/01/37	775	1,038,998
5.95%, 08/26/36	1,070	1,436,203
6.60%, 01/15/38	1,245	1,798,284
Westpac Banking Corp., 4.42%, 07/24/39	818	990,115

		185,206,804

Beverages — 3.4%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
4.70%, 02/01/36 (Call 08/01/35)	4,172	5,125,984
4.90%, 02/01/46 (Call 08/01/45)	6,220	7,607,918
Anheuser-Busch InBev Finance Inc.
4.00%, 01/17/43	958	1,042,032
4.63%, 02/01/44	1,307	1,546,077
4.70%, 02/01/36 (Call 08/01/35)	675	805,385
4.90%, 02/01/46 (Call 08/01/45)(b)	1,324	1,594,553
Anheuser-Busch InBev Worldwide Inc.
3.75%, 07/15/42	965	1,034,154
4.35%, 06/01/40 (Call 12/01/39)	1,435	1,689,960
4.38%, 04/15/38 (Call 10/15/37)	1,480	1,731,471
4.44%, 10/06/48 (Call 04/06/48)	1,591	1,850,006
4.50%, 06/01/50 (Call 12/01/49)	1,470	1,736,492
4.60%, 04/15/48 (Call 10/15/47)	2,213	2,622,151
4.60%, 06/01/60 (Call 12/01/59)	955	1,141,229
4.75%, 04/15/58 (Call 10/15/57)(b)	1,835	2,215,406
4.90%, 01/23/31 (Call 10/23/30)(b)	698	876,330
4.95%, 01/15/42	1,341	1,631,380

Security	Par (000)	Value

Beverages (continued)
5.45%, 01/23/39 (Call 07/23/38)	$1,660	$2,148,173
5.55%, 01/23/49 (Call 07/23/48)	2,725	3,674,774
5.80%, 01/23/59 (Call 07/23/58)(b)	952	1,342,936
5.88%, 06/15/35	130	183,104
8.00%, 11/15/39	325	526,501
8.20%, 01/15/39	927	1,522,198
Bacardi Ltd.
5.15%, 05/15/38 (Call 11/15/37)(a)	580	698,469
5.30%, 05/15/48 (Call 11/15/47)(a)(b)	535	681,785
Brown-Forman Corp.
4.00%, 04/15/38 (Call 10/15/37)	215	255,673
4.50%, 07/15/45 (Call 01/15/45)	413	537,467
Coca-Cola Co. (The)
2.50%, 06/01/40	1,265	1,332,684
2.50%, 03/15/51	1,305	1,286,097
2.60%, 06/01/50	1,385	1,388,742
2.75%, 06/01/60	661	663,253
4.20%, 03/25/50	300	392,961
Coca-Cola FEMSA SAB de CV, 5.25%, 11/26/43(b)	306	414,101
Constellation Brands Inc.
3.75%, 05/01/50 (Call 11/01/49)	95	105,908
4.10%, 02/15/48 (Call 08/15/47)(b)	500	581,818
4.50%, 05/09/47 (Call 11/09/46)	665	812,784
5.25%, 11/15/48 (Call 05/15/48)	673	902,662
Diageo Capital PLC
2.13%, 04/29/32 (Call 01/29/32)	603	626,272
3.88%, 04/29/43 (Call 10/29/42)	846	1,010,649
5.88%, 09/30/36	711	994,762
Diageo Investment Corp., 4.25%, 05/11/42	220	270,295
Fomento Economico Mexicano SAB de CV
3.50%, 01/16/50 (Call 07/16/49)	2,685	2,798,768
4.38%, 05/10/43	330	395,098
Heineken NV
4.00%, 10/01/42(a)(b)	678	793,078
4.35%, 03/29/47 (Call 09/29/46)(a)	120	147,025
Keurig Dr Pepper Inc.
3.80%, 05/01/50 (Call 11/01/49)	100	113,969
4.42%, 12/15/46 (Call 06/15/46)	613	752,781
4.50%, 11/15/45 (Call 05/15/45)	675	831,424
4.99%, 05/25/38 (Call 11/25/37)	840	1,077,017
5.09%, 05/25/48 (Call 11/25/47)	600	797,785
Molson Coors Beverage Co.
4.20%, 07/15/46 (Call 01/15/46)	1,077	1,128,206
5.00%, 05/01/42(b)	800	910,455
PepsiCo Inc.
2.88%, 10/15/49 (Call 04/15/49)	1,176	1,257,801
3.38%, 07/29/49 (Call 01/29/49)	853	981,668
3.45%, 10/06/46 (Call 04/06/46)	1,125	1,299,454
3.50%, 03/19/40 (Call 09/19/39)	280	332,852
3.60%, 08/13/42	455	541,254
3.63%, 03/19/50 (Call 09/19/49)	2,215	2,677,538
3.88%, 03/19/60 (Call 09/19/59)	145	182,001
4.00%, 03/05/42	617	770,245
4.00%, 05/02/47 (Call 11/02/46)	870	1,091,723
4.25%, 10/22/44 (Call 04/22/44)	656	828,231
4.45%, 04/14/46 (Call 10/14/45)	1,354	1,786,481
4.60%, 07/17/45 (Call 01/17/45)(b)	235	314,336
Pernod Ricard International Finance LLC, 2.75%, 10/01/50 (Call 04/01/50)(a)	500	478,037

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Beverages (continued)
Pernod Ricard SA, 5.50%, 01/15/42(a)(b)	$665	$921,360

		79,813,183

Biotechnology — 1.4%
Amgen Inc.
2.77%, 09/01/53 (Call 03/01/53)(a)	1,995	1,890,695
3.15%, 02/21/40 (Call 08/21/39)	2,030	2,134,893
3.38%, 02/21/50 (Call 08/21/49)	2,187	2,327,373
4.40%, 05/01/45 (Call 11/01/44)	1,638	1,998,855
4.56%, 06/15/48 (Call 12/15/47)	1,280	1,645,591
4.66%, 06/15/51 (Call 12/15/50)	2,689	3,483,611
4.95%, 10/01/41	366	477,739
5.15%, 11/15/41 (Call 05/15/41)	536	717,373
6.40%, 02/01/39	100	152,737
Baxalta Inc., 5.25%, 06/23/45 (Call 12/23/44)(b)	354	471,676
Biogen Inc.
3.15%, 05/01/50 (Call 11/01/49)	1,440	1,393,506
5.20%, 09/15/45 (Call 03/15/45)	1,415	1,839,587
Gilead Sciences Inc.
2.60%, 10/01/40 (Call 04/01/40)	995	964,639
2.80%, 10/01/50 (Call 04/01/50)	1,125	1,095,929
4.00%, 09/01/36 (Call 03/01/36)	875	1,038,045
4.15%, 03/01/47 (Call 09/01/46)	1,230	1,455,346
4.50%, 02/01/45 (Call 08/01/44)	1,466	1,811,065
4.60%, 09/01/35 (Call 03/01/35)	1,200	1,521,663
4.75%, 03/01/46 (Call 09/01/45)	1,514	1,923,401
4.80%, 04/01/44 (Call 10/01/43)	1,355	1,722,192
5.65%, 12/01/41 (Call 06/01/41)(b)	980	1,366,162
Regeneron Pharmaceuticals Inc., 2.80%, 09/15/50 (Call 03/15/50)	810	760,638
Royalty Pharma PLC
3.30%, 09/02/40 (Call 03/02/40)(a)	790	777,217
3.55%, 09/02/50 (Call 03/02/50)(a)	1,015	971,611

		33,941,544

Building Materials — 0.5%
Carrier Global Corp.
2.70%, 02/15/31 (Call 11/15/30)(a)	1,065	1,116,562
3.38%, 04/05/40 (Call 10/05/39)(a)	1,395	1,474,525
3.58%, 04/05/50 (Call 10/05/49)(a)	1,266	1,367,069
CRH America Finance Inc.
4.40%, 05/09/47 (Call 11/09/46)(a)	100	114,523
4.50%, 04/04/48 (Call 10/04/47)(a)	751	875,092
Johnson Controls International PLC
4.50%, 02/15/47 (Call 08/15/46)	373	458,987
4.63%, 07/02/44 (Call 01/02/44)	537	658,244
4.95%, 07/02/64 (Call 01/02/64)(e)	415	529,361
5.13%, 09/14/45 (Call 03/14/45)	343	447,608
6.00%, 01/15/36	135	182,676
Lafarge SA, 7.13%, 07/15/36	200	282,114
Martin Marietta Materials Inc., 4.25%, 12/15/47 (Call 06/15/47)	579	657,856
Masco Corp., 4.50%, 05/15/47 (Call 11/15/46)	469	556,031
Owens Corning
4.30%, 07/15/47 (Call 01/15/47)	721	795,748
4.40%, 01/30/48 (Call 07/30/47)	354	393,101
7.00%, 12/01/36	249	340,250
Votorantim Cimentos SA, 7.25%, 04/05/41(a)	500	639,275

Security	Par (000)	Value

Building Materials (continued)
Vulcan Materials Co.
4.50%, 06/15/47 (Call 12/15/46)	$234	$275,056
4.70%, 03/01/48 (Call 09/01/47)	630	767,142

		11,931,220

Chemicals — 1.8%
Air Products and Chemicals Inc.
2.70%, 05/15/40 (Call 11/15/39)	968	1,015,597
2.80%, 05/15/50 (Call 11/15/49)	978	1,019,446
Albemarle Corp., 5.45%, 12/01/44 (Call 06/01/44)	368	418,903
Dow Chemical Co. (The)
3.60%, 11/15/50 (Call 05/15/50)	715	727,975
4.25%, 10/01/34 (Call 04/01/34)	1,694	1,952,781
4.38%, 11/15/42 (Call 05/15/42)	483	551,908
4.63%, 10/01/44 (Call 04/01/44)	665	777,698
4.80%, 05/15/49 (Call 11/15/48)	1,150	1,398,686
5.25%, 11/15/41 (Call 05/15/41)	116	143,449
5.55%, 11/30/48 (Call 05/30/48)(b)	640	851,547
9.40%, 05/15/39	551	946,420
DuPont de Nemours Inc.
5.32%, 11/15/38 (Call 05/15/38)	1,351	1,749,109
5.42%, 11/15/48 (Call 05/15/48)	2,000	2,702,399
Eastman Chemical Co.
4.65%, 10/15/44 (Call 04/15/44)	1,194	1,424,680
4.80%, 09/01/42 (Call 03/01/42)	478	576,941
Ecolab Inc.
2.13%, 08/15/50 (Call 02/15/50)(b)	700	627,019
3.70%, 11/01/46 (Call 05/01/46)(b)	225	260,302
3.95%, 12/01/47 (Call 06/01/47)	707	868,869
5.50%, 12/08/41	278	394,610
FMC Corp., 4.50%, 10/01/49 (Call 04/01/49)	567	683,669
International Flavors & Fragrances Inc.
4.38%, 06/01/47 (Call 12/01/46)	275	312,677
5.00%, 09/26/48 (Call 03/26/48)	345	429,356
Linde Inc./CT
2.00%, 08/10/50 (Call 02/10/50)	724	635,388
3.55%, 11/07/42 (Call 05/07/42)(b)	725	835,672
Lubrizol Corp. (The), 6.50%, 10/01/34	350	542,728
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)	975	1,154,232
5.25%, 07/15/43	810	990,764
LYB International Finance III LLC
3.38%, 10/01/40 (Call 04/01/40)	135	133,922
3.63%, 04/01/51 (Call 10/01/50)	765	763,982
3.80%, 10/01/60 (Call 04/01/60)	230	219,475
4.20%, 10/15/49 (Call 04/15/49)	590	637,787
4.20%, 05/01/50 (Call 11/01/49)	335	365,135
LyondellBasell Industries NV, 4.63%, 02/26/55 (Call 08/26/54)	883	991,413
Mosaic Co. (The)
4.88%, 11/15/41 (Call 05/15/41)	230	245,093
5.45%, 11/15/33 (Call 05/15/33)	393	460,245
5.63%, 11/15/43 (Call 05/15/43)	145	170,259
Nutrien Ltd.
3.95%, 05/13/50 (Call 11/13/49)(b)	826	946,625
4.13%, 03/15/35 (Call 09/15/34)	113	130,356
4.90%, 06/01/43 (Call 12/01/42)	170	207,779
5.00%, 04/01/49 (Call 10/01/48)	773	1,011,825
5.25%, 01/15/45 (Call 07/15/44)	229	293,348
5.63%, 12/01/40	495	640,176
5.88%, 12/01/36	241	310,120

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Chemicals (continued)
6.13%, 01/15/41 (Call 07/15/40)	$650	$893,351
7.13%, 05/23/36(b)	128	177,331
Nutrition & Biosciences Inc.
2.30%, 11/01/30 (Call 08/01/30)(a)	1,000	1,005,618
3.27%, 11/15/40 (Call 05/15/40)(a)	425	436,243
3.47%, 12/01/50 (Call 06/01/50)(a)	1,250	1,279,557
Orbia Advance Corp. SAB de CV, 5.88%, 09/17/44(a)	900	1,047,141
RPM International Inc.
4.25%, 01/15/48 (Call 07/15/47)	560	583,520
5.25%, 06/01/45 (Call 12/01/44)	64	74,915
Sherwin-Williams Co. (The)
3.30%, 05/15/50 (Call 11/15/49)	125	133,028
3.80%, 08/15/49 (Call 02/15/49)	635	726,934
4.00%, 12/15/42 (Call 06/15/42)	285	315,556
4.50%, 06/01/47 (Call 12/01/46)(b)	1,465	1,835,238
4.55%, 08/01/45 (Call 02/01/45)	120	146,797
Syngenta Finance NV, 5.68%, 04/24/48 (Call 10/24/47)(a)	507	554,323
Westlake Chemical Corp.
4.38%, 11/15/47 (Call 05/15/47)	600	643,482
5.00%, 08/15/46 (Call 02/15/46)	430	502,331

		41,875,730

Commercial Services — 1.3%
American University (The), Series 2019, 3.67%, 04/01/49	500	534,450
California Institute of Technology
3.65%, 09/01/2119 (Call 03/01/2119)	15	15,232
4.70%, 11/01/2111	145	189,173
Cleveland Clinic Foundation (The), 4.86%, 01/01/2114(b)	210	281,689
DP World PLC
4.70%, 09/30/49 (Call 03/30/49)(a)	300	306,000
5.63%, 09/25/48(a)	1,114	1,271,353
6.85%, 07/02/37(a)(b)	860	1,078,610
Duke University
3.30%, 10/01/46(b)	25	28,249
Series 2020, 2.68%, 10/01/44(b)	615	629,121
Series 2020, 2.83%, 10/01/55	100	102,834
Equifax Inc., 7.00%, 07/01/37	110	144,402
ERAC USA Finance LLC
4.20%, 11/01/46 (Call 05/01/46)(a)	190	217,807
4.50%, 02/15/45 (Call 08/15/44)(a)	100	118,047
5.63%, 03/15/42(a)	225	295,938
7.00%, 10/15/37(a)(b)	1,964	2,876,935
Ford Foundation (The), Series 2020, 2.82%, 06/01/70 (Call 12/01/69)	573	561,315
George Washington University (The), Series 2018, 4.13%, 09/15/48 (Call 03/15/48)(b)	1,222	1,441,485
Georgetown University (The)
Series 20A, 2.94%, 04/01/50	173	164,957
Series A, 5.22%, 12/31/99 (Call 04/01/2118)	75	96,024
Global Payments Inc., 4.15%, 08/15/49 (Call 02/15/49)	811	939,757
Johns Hopkins University, Series 2013, 4.08%, 07/01/53(b)	36	46,272
Leland Stanford Junior University (The)
2.41%, 06/01/50 (Call 12/01/49)	95	94,527
3.65%, 05/01/48 (Call 11/01/47)	542	656,165
Massachusetts Institute of Technology
3.89%, 07/01/2116	585	666,032
3.96%, 07/01/38	59	70,941
4.68%, 12/31/99	335	467,917
5.60%, 12/31/99	625	1,040,309
Series F, 2.99%, 07/01/50 (Call 01/01/50)(b)	625	711,193

Security	Par (000)	Value

Commercial Services (continued)
Moody’s Corp.
2.55%, 08/18/60 (Call 02/18/60)	$410	$366,324
3.25%, 05/20/50 (Call 11/20/49)	85	89,205
4.88%, 12/17/48 (Call 06/17/48)	159	212,353
5.25%, 07/15/44	600	806,929
Northeastern University, Series 2020, 2.89%, 10/01/50	200	201,347
Northwestern University
4.64%, 12/01/44	355	464,201
Series 2017, 3.66%, 12/01/57 (Call 06/01/57)	55	65,108
PayPal Holdings Inc., 3.25%, 06/01/50 (Call 12/01/49)	846	913,138
President and Fellows of Harvard College
2.52%, 10/15/50 (Call 04/15/50)	21	21,499
3.15%, 07/15/46 (Call 01/15/46)(b)	581	656,361
3.30%, 07/15/56 (Call 01/15/56)	385	451,843
3.62%, 10/01/37	344	402,393
4.88%, 10/15/40	200	272,639
S&P Global Inc.
2.30%, 08/15/60 (Call 02/15/60)	519	463,583
3.25%, 12/01/49 (Call 06/01/49)	1,040	1,159,480
Trustees of Boston College, 3.13%, 07/01/52(b)	580	615,681
Trustees of Boston University, Series CC, 4.06%, 10/01/48 (Call 04/01/48)	390	485,660
Trustees of Dartmouth College, 3.47%, 06/01/46(b)	260	284,686
Trustees of Princeton University (The) 5.70%, 03/01/39	515	768,019
Series 2020, 2.52%, 07/01/50 (Call 01/01/50)	35	35,764
Trustees of the University of Pennsylvania (The), 3.61%, 02/15/2119 (Call 08/15/2118)	40	41,299
Tufts University, Series 2012, 5.02%, 04/15/2112(b)	150	184,544
University of Chicago (The)
4.00%, 10/01/53 (Call 04/01/53)	50	60,395
Series C, 2.55%, 04/01/50 (Call 10/01/49)	400	377,660
University of Notre Dame du Lac
Series 2015, 3.44%, 02/15/45	149	169,245
Series 2017, 3.39%, 02/15/48 (Call 08/15/47)	336	380,816
University of Southern California
2.81%, 10/01/50 (Call 04/01/50)	436	449,911
3.03%, 10/01/39	1,266	1,348,734
5.25%, 10/01/2111	250	379,372
Series 2017, 3.84%, 10/01/47 (Call 04/01/47)	280	339,564
Verisk Analytics Inc.
3.63%, 05/15/50 (Call 11/15/49)	750	833,827
5.50%, 06/15/45 (Call 12/15/44)(b)	214	292,817
Wesleyan University, 4.78%, 07/01/2116(b)	150	184,783
William Marsh Rice University
3.57%, 05/15/45	331	388,229
3.77%, 05/15/55	125	156,443
Yale University, Series 2020, 2.40%, 04/15/50 (Call 10/15/49)	218	215,599

		29,586,185

Computers — 1.8%
Apple Inc.
2.40%, 08/20/50 (Call 06/20/50)	1,250	1,223,611
2.55%, 08/20/60 (Call 02/20/60)	1,268	1,221,314
2.65%, 05/11/50 (Call 11/11/49)	1,614	1,628,067
2.95%, 09/11/49 (Call 03/11/49)	1,261	1,353,760
3.45%, 02/09/45	1,694	1,986,817
3.75%, 09/12/47 (Call 03/12/47)	585	708,410
3.75%, 11/13/47 (Call 05/13/47)	1,250	1,511,860
3.85%, 05/04/43	1,918	2,353,291

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Computers (continued)
3.85%, 08/04/46 (Call 02/04/46)	$1,970	$2,413,854
4.25%, 02/09/47 (Call 08/09/46)	1,165	1,535,472
4.38%, 05/13/45	1,880	2,489,311
4.45%, 05/06/44	1,110	1,479,454
4.50%, 02/23/36 (Call 08/23/35)	1,068	1,413,486
4.65%, 02/23/46 (Call 08/23/45)(b)	2,399	3,266,922
Dell International LLC/EMC Corp.
8.10%, 07/15/36 (Call 01/15/36)(a)	1,496	2,020,716
8.35%, 07/15/46 (Call 01/15/46)(a)	1,359	1,855,284
Hewlett Packard Enterprise Co.
6.20%, 10/15/35 (Call 04/15/35)	750	927,652
6.35%, 10/15/45 (Call 04/15/45)	1,351	1,728,787
HP Inc., 6.00%, 09/15/41	1,149	1,400,234
International Business Machines Corp.
2.85%, 05/15/40 (Call 11/15/39)	460	474,994
2.95%, 05/15/50 (Call 11/15/49)	600	603,111
4.00%, 06/20/42	1,175	1,398,292
4.15%, 05/15/39	1,138	1,388,225
4.25%, 05/15/49	2,500	3,087,463
4.70%, 02/19/46(b)	820	1,094,805
5.60%, 11/30/39	705	988,036
5.88%, 11/29/32	356	511,389
7.13%, 12/01/96(b)	117	196,640
Seagate HDD Cayman
4.13%, 01/15/31 (Call 10/15/30)(a)	300	323,328
5.75%, 12/01/34 (Call 06/01/34)(b)	606	690,321

		43,274,906

Cosmetics & Personal Care — 0.2%
Colgate-Palmolive Co.
3.70%, 08/01/47 (Call 02/01/47)	320	417,263
4.00%, 08/15/45	330	431,339
Estee Lauder Companies Inc. (The)
3.13%, 12/01/49 (Call 06/01/49)(b)	700	776,280
3.70%, 08/15/42	290	303,653
4.15%, 03/15/47 (Call 09/15/46)	210	262,899
4.38%, 06/15/45 (Call 12/15/44)	650	807,408
6.00%, 05/15/37	255	363,920
Unilever Capital Corp., 5.90%, 11/15/32	1,752	2,551,226

		5,913,988

Distribution & Wholesale — 0.1%
WW Grainger Inc.
3.75%, 05/15/46 (Call 11/15/45)	280	311,968
4.20%, 05/15/47 (Call 11/15/46)	195	235,212
4.60%, 06/15/45 (Call 12/15/44)	953	1,220,148

		1,767,328

Diversified Financial Services — 1.7%
Ally Financial Inc., 8.00%, 11/01/31	2,320	3,194,842
American Express Co., 4.05%, 12/03/42(b)	1,077	1,338,537
Blackstone Holdings Finance Co. LLC
2.80%, 09/30/50 (Call 03/30/50)(a)	548	545,242
3.50%, 09/10/49 (Call 03/10/49)(a)(b)	600	651,882
4.00%, 10/02/47 (Call 04/02/47)(a)(b)	340	396,414
4.45%, 07/15/45(a)	200	244,683
5.00%, 06/15/44(a)	61	80,641
Brookfield Finance Inc.
3.50%, 03/30/51 (Call 09/30/50)	300	294,855
4.70%, 09/20/47 (Call 03/20/47)	765	888,668
Brookfield Finance LLC, 3.45%, 04/15/50 (Call 10/15/49)	625	610,559

Security	Par (000)	Value

Diversified Financial Services (continued)
CME Group Inc.
4.15%, 06/15/48 (Call 12/15/47)	$731	$953,260
5.30%, 09/15/43 (Call 03/15/43)	827	1,203,424
Credit Suisse USA Inc., 7.13%, 07/15/32	170	256,202
FMR LLC
4.95%, 02/01/33	250	334,391
5.15%, 02/01/43(a)	275	373,569
6.50%, 12/14/40(a)	500	771,397
GE Capital Funding LLC, 4.55%, 05/15/32 (Call 02/15/32)(a)	1,250	1,374,324
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	7,680	8,304,636
Invesco Finance PLC, 5.38%, 11/30/43	336	420,260
Jefferies Financial Group Inc., 6.63%, 10/23/43 (Call 07/23/43)	245	302,833
Jefferies Group LLC
6.25%, 01/15/36	430	541,437
6.50%, 01/20/43	95	122,412
KKR Group Finance Co. II LLC, 5.50%, 02/01/43 (Call 08/01/42)(a)	550	689,731
Legg Mason Inc., 5.63%, 01/15/44	465	637,028
Mastercard Inc.
3.65%, 06/01/49 (Call 12/01/48)	1,023	1,232,270
3.80%, 11/21/46 (Call 05/21/46)	450	552,082
3.85%, 03/26/50 (Call 09/26/49)	948	1,180,078
3.95%, 02/26/48 (Call 08/26/47)(b)	682	852,569
Nasdaq Inc., 3.25%, 04/28/50 (Call 10/28/49)	786	810,176
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 4.88%, 04/15/45 (Call 10/15/44)(a)	50	54,726
Raymond James Financial Inc., 4.95%, 07/15/46	1,221	1,607,351
Visa Inc.
2.00%, 08/15/50 (Call 02/15/50)	1,123	1,026,437
2.70%, 04/15/40 (Call 10/15/39)	100	106,949
3.65%, 09/15/47 (Call 03/15/47)	934	1,146,984
4.15%, 12/14/35 (Call 06/14/35)	1,581	2,020,852
4.30%, 12/14/45 (Call 06/14/45)	2,815	3,682,391
Western Union Co. (The)
6.20%, 11/17/36(b)	700	832,901
6.20%, 06/21/40	140	164,749

		39,801,742

Electric — 11.9%
Abu Dhabi National Energy Co. PJSC
4.00%, 10/03/49(a)	200	233,280
6.50%, 10/27/36(a)(b)	800	1,166,733
Acwa Power Management And Investments One Ltd., 5.95%, 12/15/39(a)(b)	225	257,625
AEP Texas Inc.
3.80%, 10/01/47 (Call 04/01/47)	78	88,040
Series E, 6.65%, 02/15/33	144	197,705
Series G, 4.15%, 05/01/49 (Call 11/01/48)	295	349,825
Series H, 3.45%, 01/15/50 (Call 07/15/49)	515	552,956
AEP Transmission Co. LLC
3.15%, 09/15/49 (Call 03/15/49)	78	84,259
3.75%, 12/01/47 (Call 06/01/47)	1,064	1,250,767
3.80%, 06/15/49 (Call 12/15/48)	420	497,898
4.00%, 12/01/46 (Call 06/01/46)	465	553,877
4.25%, 09/15/48 (Call 03/15/48)	320	399,564
Series M, 3.65%, 04/01/50 (Call 10/01/49)	120	139,616
Alabama Power Co.
3.45%, 10/01/49 (Call 04/01/49)	515	583,478

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
3.75%, 03/01/45 (Call 09/01/44)	$625	$721,907
3.85%, 12/01/42	220	259,876
4.10%, 01/15/42	85	98,241
4.15%, 08/15/44 (Call 02/15/44)	367	441,995
4.30%, 01/02/46 (Call 07/02/45)	425	529,293
5.70%, 02/15/33	50	68,255
6.00%, 03/01/39	400	576,557
6.13%, 05/15/38	20	29,085
Series 11-C, 5.20%, 06/01/41	335	444,868
Series A, 4.30%, 07/15/48 (Call 01/15/48)	1,135	1,427,046
Series B, 3.70%, 12/01/47 (Call 06/01/47)	985	1,140,580
Ameren Corp., 3.50%, 01/15/31 (Call 10/15/30)	100	113,795
Ameren Illinois Co.
3.25%, 03/15/50 (Call 09/15/49)	508	563,952
3.70%, 12/01/47 (Call 06/01/47)	745	861,631
4.15%, 03/15/46 (Call 09/15/45)	25	30,901
4.30%, 07/01/44 (Call 01/01/44)	200	243,861
4.50%, 03/15/49 (Call 09/15/48)	418	549,665
4.80%, 12/15/43 (Call 06/15/43)	295	377,736
American Transmission Systems Inc., 5.00%, 09/01/44 (Call 03/01/44)(a)	325	393,776
Appalachian Power Co.
4.40%, 05/15/44 (Call 11/15/43)(b)	91	108,858
4.45%, 06/01/45 (Call 12/01/44)(b)	405	504,765
7.00%, 04/01/38	373	563,052
Series L, 5.80%, 10/01/35	212	290,697
Series P, 6.70%, 08/15/37	130	180,263
Series Y, 4.50%, 03/01/49 (Call 09/01/48)	330	414,446
Series Z, 3.70%, 05/01/50 (Call 11/01/49)	205	232,853
Arizona Public Service Co.
2.65%, 09/15/50 (Call 03/15/50)(b)	1,025	1,004,960
3.35%, 05/15/50 (Call 11/15/49)	125	138,269
3.50%, 12/01/49 (Call 06/01/49)	205	230,856
3.75%, 05/15/46 (Call 11/15/45)	630	732,880
4.20%, 08/15/48 (Call 02/15/48)(b)	87	105,929
4.25%, 03/01/49 (Call 09/01/48)	610	750,205
4.35%, 11/15/45 (Call 05/15/45)	365	458,516
4.50%, 04/01/42 (Call 10/01/41)	351	440,960
5.05%, 09/01/41 (Call 03/01/41)	160	209,248
Avista Corp., 4.35%, 06/01/48 (Call 12/01/47)	396	485,080
Baltimore Gas & Electric Co.
2.90%, 06/15/50 (Call 12/15/49)	120	122,243
3.20%, 09/15/49 (Call 03/15/49)	460	490,097
3.50%, 08/15/46 (Call 02/15/46)	395	442,640
3.75%, 08/15/47 (Call 02/15/47)	73	84,309
4.25%, 09/15/48 (Call 03/15/48)	250	313,016
Basin Electric Power Cooperative, 4.75%, 04/26/47 (Call 10/26/46)(a)	350	403,630
Berkshire Hathaway Energy Co.
2.85%, 05/15/51 (Call 11/15/50)(a)	600	590,067
3.80%, 07/15/48 (Call 01/15/48)	1,027	1,182,852
4.25%, 10/15/50 (Call 04/15/50)(a)	320	396,177
4.45%, 01/15/49 (Call 07/15/48)	953	1,203,766
4.50%, 02/01/45 (Call 08/01/44)	553	691,596
5.15%, 11/15/43 (Call 05/15/43)	747	1,002,013
5.95%, 05/15/37	800	1,132,227
6.13%, 04/01/36	772	1,107,545
Black Hills Corp.
3.88%, 10/15/49 (Call 04/15/49)	440	481,667
4.20%, 09/15/46 (Call 03/15/46)	285	334,031

Security	Par (000)	Value

Electric (continued)
4.35%, 05/01/33 (Call 02/01/33)	$226	$268,864
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47(a)	194	224,846
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)(b)	485	550,960
3.95%, 03/01/48 (Call 09/01/47)	335	409,543
4.50%, 04/01/44 (Call 10/01/43)	465	598,297
Series AC, 4.25%, 02/01/49 (Call 08/01/48)	360	456,929
Series AD, 2.90%, 07/01/50 (Call 01/01/50)	390	407,835
Series K2, 6.95%, 03/15/33	100	149,057
CenterPoint Energy Inc., 3.70%, 09/01/49 (Call 03/01/49)	440	486,173
Cleco Corporate Holdings LLC, 4.97%, 05/01/46 (Call 11/01/45)	520	578,832
Cleco Power LLC, 6.00%, 12/01/40	293	377,722
Cleveland Electric Illuminating Co. (The)
4.55%, 11/15/30 (Call 08/15/30)(a)	100	112,982
5.95%, 12/15/36	447	556,735
CMS Energy Corp.
4.70%, 03/31/43 (Call 09/30/42)	110	134,416
4.88%, 03/01/44 (Call 09/01/43)	346	445,594
Cometa Energia SA de CV, 6.38%, 04/24/35 (Call 01/24/35)(a)	375	414,623
Comision Federal de Electricidad
5.75%, 02/14/42(a)(b)	600	660,000
6.13%, 06/16/45(a)	400	475,504
Commonwealth Edison Co.
3.00%, 03/01/50 (Call 09/01/49)	125	131,382
3.65%, 06/15/46 (Call 12/15/45)	500	579,044
3.70%, 03/01/45 (Call 09/01/44)	315	361,763
3.80%, 10/01/42 (Call 04/01/42)	629	731,438
4.00%, 03/01/48 (Call 09/01/47)	825	995,492
4.00%, 03/01/49 (Call 09/01/48)	510	619,255
4.35%, 11/15/45 (Call 05/15/45)	375	471,397
4.60%, 08/15/43 (Call 02/15/43)	150	190,528
4.70%, 01/15/44 (Call 07/15/43)	275	358,617
6.45%, 01/15/38	129	196,554
Series 123, 3.75%, 08/15/47 (Call 02/15/47)	400	469,485
Series 127, 3.20%, 11/15/49 (Call 05/15/49)	355	386,369
Connecticut Light & Power Co. (The)
4.00%, 04/01/48 (Call 10/01/47)	85	106,515
4.30%, 04/15/44 (Call 10/15/43)	703	893,902
Consolidated Edison Co. of New York Inc.
3.70%, 11/15/59 (Call 05/15/59)	225	255,616
3.85%, 06/15/46 (Call 12/15/45)(b)	853	984,913
3.95%, 03/01/43 (Call 09/01/42)	600	691,088
4.45%, 03/15/44 (Call 09/15/43)	803	980,326
4.50%, 12/01/45 (Call 06/01/45)	732	916,459
4.50%, 05/15/58 (Call 11/15/57)	440	567,858
4.63%, 12/01/54 (Call 06/01/54)	803	1,050,951
5.70%, 06/15/40	195	273,272
Series 05-A, 5.30%, 03/01/35	155	205,948
Series 06-A, 5.85%, 03/15/36	325	437,420
Series 06-B, 6.20%, 06/15/36	395	552,617
Series 06-E, 5.70%, 12/01/36(b)	115	153,807
Series 07-A, 6.30%, 08/15/37	158	227,213
Series 08-B, 6.75%, 04/01/38	535	808,004
Series 09-C, 5.50%, 12/01/39	465	633,820
Series 12-A, 4.20%, 03/15/42	173	204,598
Series 2017, 3.88%, 06/15/47 (Call 12/15/46)	660	768,697
Series 20B, 3.95%, 04/01/50 (Call 10/01/49)	930	1,098,036
Series A, 4.13%, 05/15/49 (Call 11/15/48)	415	501,170

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Series C, 4.00%, 11/15/57 (Call 05/15/57)	$59	$69,920
Series C, 4.30%, 12/01/56 (Call 06/01/56)	402	500,338
Series E, 4.65%, 12/01/48 (Call 06/01/48)	510	667,434
Consorcio Transmantaro SA, 4.70%, 04/16/34(a)	500	596,000
Consumers Energy Co.
2.50%, 05/01/60 (Call 11/01/59)	738	691,296
3.10%, 08/15/50 (Call 02/15/50)	855	929,761
3.25%, 08/15/46 (Call 02/15/46)	450	488,211
3.50%, 08/01/51 (Call 02/01/51)	108	126,420
3.75%, 02/15/50 (Call 08/15/49)	48	57,880
3.95%, 05/15/43 (Call 11/15/42)	245	291,392
3.95%, 07/15/47 (Call 01/15/47)	600	734,352
4.05%, 05/15/48 (Call 11/15/47)	430	536,006
4.35%, 04/15/49 (Call 10/15/48)	702	918,298
Dayton Power & Light Co. (The), 3.95%, 06/15/49 (Call 12/15/48)	384	405,572
Delmarva Power & Light Co., 4.15%, 05/15/45 (Call 11/15/44)	250	304,247
Dominion Energy Inc.
4.70%, 12/01/44 (Call 06/01/44)	371	472,476
7.00%, 06/15/38	403	599,352
Series A, 4.60%, 03/15/49 (Call 09/15/48)	185	241,520
Series B, 5.95%, 06/15/35	702	934,856
Series C, 4.05%, 09/15/42 (Call 03/15/42)	375	438,630
Series C, 4.90%, 08/01/41 (Call 02/01/41)	422	536,455
Series E, 6.30%, 03/15/33	391	539,503
Series F, 5.25%, 08/01/33(b)	530	670,071
Dominion Energy South Carolina Inc.
4.60%, 06/15/43 (Call 12/15/42)	301	389,989
5.10%, 06/01/65 (Call 12/01/64)(b)	110	163,964
5.30%, 05/15/33	155	206,208
5.45%, 02/01/41 (Call 08/01/40)	391	542,045
6.05%, 01/15/38(b)	418	603,669
6.63%, 02/01/32	325	465,210
DTE Electric Co.
2.95%, 03/01/50 (Call 09/01/49)	715	748,093
3.70%, 03/15/45 (Call 09/15/44)	499	575,598
3.70%, 06/01/46 (Call 12/01/45)	235	274,627
3.75%, 08/15/47 (Call 02/15/47)	460	544,286
3.95%, 06/15/42 (Call 12/15/41)	100	115,298
3.95%, 03/01/49 (Call 09/01/48)	130	160,381
4.30%, 07/01/44 (Call 01/01/44)	476	586,736
5.70%, 10/01/37	528	716,619
Series A, 4.00%, 04/01/43 (Call 10/01/42)	408	485,661
Series A, 4.05%, 05/15/48 (Call 11/15/47)	450	559,958
DTE Energy Co., 6.38%, 04/15/33	396	564,612
Duke Energy Carolinas LLC
3.20%, 08/15/49 (Call 02/15/49)	765	837,202
3.70%, 12/01/47 (Call 06/01/47)	615	716,198
3.75%, 06/01/45 (Call 12/01/44)	568	666,273
3.88%, 03/15/46 (Call 09/15/45)	490	581,851
3.95%, 03/15/48 (Call 09/15/47)(b)	450	547,759
4.00%, 09/30/42 (Call 03/30/42)(b)	541	650,427
4.25%, 12/15/41 (Call 06/15/41)	385	473,253
5.30%, 02/15/40(b)	530	736,848
6.00%, 01/15/38	302	442,466
6.05%, 04/15/38	435	641,407
6.10%, 06/01/37	348	509,619
6.45%, 10/15/32	391	553,237

Security	Par (000)	Value

Electric (continued)
Duke Energy Corp.
3.75%, 09/01/46 (Call 03/01/46)	$918	$1,035,121
3.95%, 08/15/47 (Call 02/15/47)	250	291,650
4.20%, 06/15/49 (Call 12/15/48)	354	430,288
4.80%, 12/15/45 (Call 06/15/45)	466	595,162
Duke Energy Florida LLC
3.40%, 10/01/46 (Call 04/01/46)	495	556,046
3.85%, 11/15/42 (Call 05/15/42)	380	440,135
4.20%, 07/15/48 (Call 01/15/48)	500	624,646
5.65%, 04/01/40	150	215,111
6.35%, 09/15/37	446	669,216
6.40%, 06/15/38	815	1,242,831
Duke Energy Indiana LLC
2.75%, 04/01/50 (Call 10/01/49)	225	225,013
3.75%, 05/15/46 (Call 11/15/45)	595	685,561
6.12%, 10/15/35	250	348,914
6.35%, 08/15/38	236	352,510
6.45%, 04/01/39	315	474,604
Series UUU, 4.20%, 03/15/42 (Call 09/15/41)	125	147,167
Series WWW, 4.90%, 07/15/43 (Call 01/15/43)	390	510,360
Series YYY, 3.25%, 10/01/49 (Call 04/01/49)(b)	531	576,328
Duke Energy Ohio Inc.
3.70%, 06/15/46 (Call 12/15/45)	230	262,232
4.30%, 02/01/49 (Call 08/01/48)	335	417,444
Duke Energy Progress LLC
2.50%, 08/15/50 (Call 02/15/50)	460	441,925
3.60%, 09/15/47 (Call 03/15/47)	470	539,137
3.70%, 10/15/46 (Call 04/15/46)	270	313,974
4.10%, 05/15/42 (Call 11/15/41)(b)	592	721,542
4.10%, 03/15/43 (Call 09/15/42)	371	444,267
4.15%, 12/01/44 (Call 06/01/44)	444	545,716
4.20%, 08/15/45 (Call 02/15/45)	687	843,006
4.38%, 03/30/44 (Call 09/30/43)	280	351,423
6.30%, 04/01/38	175	262,193
E.ON International Finance BV, 6.65%, 04/30/38(a)	539	767,720
El Paso Electric Co.
5.00%, 12/01/44 (Call 06/01/44)	200	229,422
6.00%, 05/15/35	200	265,248
Electricite de France SA
4.75%, 10/13/35 (Call 04/13/35)(a)	890	1,089,561
4.88%, 09/21/38 (Call 03/21/38)(a)(b)	730	880,366
4.88%, 01/22/44(a)	347	423,660
4.95%, 10/13/45 (Call 04/13/45)(a)	910	1,162,809
5.00%, 09/21/48 (Call 03/21/48)(a)(b)	1,634	2,079,228
5.25%, 10/13/55 (Call 04/13/55)(a)(b)	179	229,675
5.60%, 01/27/40(a)(b)	989	1,288,944
6.00%, 01/22/2114(a)	554	759,551
6.95%, 01/26/39(a)(b)	503	742,110
Emera U.S. Finance LP, 4.75%, 06/15/46 (Call 12/15/45)	982	1,187,409
Emirates Semb Corp. Water & Power Co. PJSC, 4.45%, 08/01/35(a)	250	289,375
Empresa de Transmision Electrica SA, 5.13%, 05/02/49(a)	665	774,333
Enel Finance International NV
4.75%, 05/25/47(a)(b)	1,955	2,405,320
6.00%, 10/07/39(a)(b)	1,225	1,647,082
Entergy Arkansas LLC
2.65%, 06/15/51 (Call 12/15/50)	635	629,388
4.20%, 04/01/49 (Call 10/01/48)	345	429,480
4.95%, 12/15/44 (Call 12/15/24)	20	21,720
Entergy Corp., 3.75%, 06/15/50 (Call 12/15/49)(b)	365	413,738

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Entergy Louisiana LLC
2.90%, 03/15/51 (Call 09/15/50)	$475	$492,674
4.00%, 03/15/33 (Call 12/15/32)(b)	672	831,009
4.20%, 09/01/48 (Call 03/01/48)	776	971,969
4.20%, 04/01/50 (Call 10/01/49)	645	808,675
4.95%, 01/15/45 (Call 01/15/25)	100	108,592
Entergy Mississippi LLC, 3.85%, 06/01/49 (Call 12/01/48)	635	748,818
Entergy Texas Inc.
3.55%, 09/30/49 (Call 03/30/49)	375	415,037
4.50%, 03/30/39 (Call 09/30/38)	70	85,584
Evergy Kansas Central Inc.
3.25%, 09/01/49 (Call 03/01/49)	225	243,384
3.45%, 04/15/50 (Call 10/15/49)	405	456,659
4.10%, 04/01/43 (Call 10/01/42)	278	324,837
4.13%, 03/01/42 (Call 09/01/41)	590	701,417
4.25%, 12/01/45 (Call 06/01/45)	332	405,461
4.63%, 09/01/43 (Call 03/01/43)	245	302,956
Evergy Metro Inc.
4.20%, 06/15/47 (Call 12/15/46)	355	432,291
4.20%, 03/15/48 (Call 09/15/47)	260	318,764
5.30%, 10/01/41 (Call 04/01/41)	314	417,535
Series 2019, 4.13%, 04/01/49 (Call 10/01/48)	380	466,777
Eversource Energy, 3.45%, 01/15/50 (Call 07/15/49)	250	275,561
Exelon Corp.
4.45%, 04/15/46 (Call 10/15/45)	821	997,426
4.70%, 04/15/50 (Call 10/15/49)	800	1,020,643
4.95%, 06/15/35 (Call 12/15/34)	325	401,656
5.10%, 06/15/45 (Call 12/15/44)	531	689,745
5.63%, 06/15/35	634	836,073
7.60%, 04/01/32(b)	180	258,136
Exelon Generation Co. LLC
5.60%, 06/15/42 (Call 12/15/41)	883	997,048
5.75%, 10/01/41 (Call 04/01/41)	410	464,902
6.25%, 10/01/39	938	1,129,598
FirstEnergy Corp.
Series C, 3.40%, 03/01/50 (Call 09/01/49)	25	22,977
Series C, 4.85%, 07/15/47 (Call 01/15/47)	625	679,456
Series C, 7.38%, 11/15/31	916	1,228,900
FirstEnergy Transmission LLC
4.55%, 04/01/49 (Call 10/01/48)(a)(b)	382	418,562
5.45%, 07/15/44 (Call 01/15/44)(a)	375	460,931
Florida Power & Light Co.
3.15%, 10/01/49 (Call 04/01/49)(b)	1,135	1,267,206
3.70%, 12/01/47 (Call 06/01/47)	845	1,020,201
3.80%, 12/15/42 (Call 06/15/42)	354	425,085
3.95%, 03/01/48 (Call 09/01/47)	335	421,377
3.99%, 03/01/49 (Call 09/01/48)	475	602,013
4.05%, 06/01/42 (Call 12/01/41)	603	740,875
4.05%, 10/01/44 (Call 04/01/44)	528	657,479
4.13%, 02/01/42 (Call 08/01/41)(b)	540	672,389
4.13%, 06/01/48 (Call 12/01/47)	502	642,501
4.95%, 06/01/35	685	944,056
5.13%, 06/01/41 (Call 12/01/40)(b)	50	68,310
5.25%, 02/01/41 (Call 08/01/40)	220	306,050
5.63%, 04/01/34	125	178,856
5.65%, 02/01/37	146	203,731
5.69%, 03/01/40	221	321,927
5.95%, 02/01/38	795	1,171,880
5.96%, 04/01/39	100	147,291

Security	Par (000)	Value

Electric (continued)
Georgia Power Co.
4.30%, 03/15/42	$1,025	$1,221,758
4.30%, 03/15/43	346	410,668
5.40%, 06/01/40	75	97,625
Series 10-C, 4.75%, 09/01/40	466	577,822
Series B, 3.70%, 01/30/50 (Call 07/30/49)(b)	133	148,387
Iberdrola International BV, 6.75%, 07/15/36	340	502,375
Idaho Power Co., Series K, 4.20%, 03/01/48 (Call 09/01/47)	200	248,790
Indiana Michigan Power Co.
4.25%, 08/15/48 (Call 02/15/48)	410	505,094
6.05%, 03/15/37	339	469,972
Series K, 4.55%, 03/15/46 (Call 09/15/45)	490	620,116
Series L, 3.75%, 07/01/47 (Call 01/01/47)	240	273,285
Indianapolis Power & Light Co.
4.05%, 05/01/46 (Call 11/01/45)(a)	486	588,317
4.70%, 09/01/45 (Call 03/01/45)(a)	195	240,258
Infraestructura Energetica Nova SAB de CV, 4.88%, 01/14/48(a)	250	238,250
Interstate Power & Light Co.
3.50%, 09/30/49 (Call 03/30/49)	517	565,916
3.70%, 09/15/46 (Call 03/15/46)	460	510,586
4.70%, 10/15/43 (Call 04/15/43)(b)	143	178,253
6.25%, 07/15/39	330	470,650
ITC Holdings Corp., 5.30%, 07/01/43 (Call 01/01/43)	278	361,172
Jersey Central Power & Light Co., 6.15%, 06/01/37	157	200,768
Kentucky Utilities Co.
3.30%, 06/01/50 (Call 12/01/49)	125	134,403
4.38%, 10/01/45 (Call 04/01/45)	570	689,113
5.13%, 11/01/40 (Call 05/01/40)	756	1,006,860
Series 1, 4.65%, 11/15/43 (Call 05/15/43)	50	62,265
LLPL Capital Pte Ltd., 6.88%, 02/04/39(a)	188	215,097
Louisville Gas & Electric Co.
4.25%, 04/01/49 (Call 10/01/48)	435	536,892
4.38%, 10/01/45 (Call 04/01/45)	25	30,232
Massachusetts Electric Co.
4.00%, 08/15/46 (Call 02/15/46)(a)(b)	305	360,512
5.90%, 11/15/39(a)	50	71,797
MidAmerican Energy Co.
3.15%, 04/15/50 (Call 10/15/49)	750	825,355
3.65%, 08/01/48 (Call 02/01/48)	845	987,960
3.95%, 08/01/47 (Call 02/01/47)	395	480,754
4.25%, 05/01/46 (Call 11/01/45)	316	394,727
4.25%, 07/15/49 (Call 01/15/49)	836	1,071,544
4.40%, 10/15/44 (Call 04/15/44)	800	1,008,106
4.80%, 09/15/43 (Call 03/15/43)	450	592,374
5.75%, 11/01/35	106	153,070
5.80%, 10/15/36	453	642,676
6.75%, 12/30/31	222	331,324
Minejesa Capital BV, 5.63%, 08/10/37(a)(b)	500	517,500
Mississippi Power Co., Series 12-A, 4.25%, 03/15/42	425	503,608
Monongahela Power Co., 5.40%, 12/15/43 (Call 06/15/43)(a)	480	633,107
Narragansett Electric Co. (The), 4.17%, 12/10/42(a)	50	58,511
National Grid USA, 5.80%, 04/01/35	680	881,819
National Rural Utilities Cooperative Finance Corp.
4.02%, 11/01/32 (Call 05/01/32)	345	419,753
4.30%, 03/15/49 (Call 09/15/48)	385	493,511
4.40%, 11/01/48 (Call 05/01/48)	200	257,535
Series C, 8.00%, 03/01/32	321	506,732

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Nevada Power Co.
5.38%, 09/15/40 (Call 03/15/40)(b)	$305	$404,238
5.45%, 05/15/41 (Call 11/15/40)(b)	25	33,781
Series EE, 3.13%, 08/01/50 (Call 02/01/50)	146	154,148
Series N, 6.65%, 04/01/36	315	459,842
Series R, 6.75%, 07/01/37(b)	245	367,981
New England Power Co., 3.80%, 12/05/47 (Call 06/05/47)(a)(b)	250	285,993
New York State Electric & Gas Corp., 3.30%, 09/15/49 (Call 03/15/49)(a)(b)	475	496,270
Niagara Mohawk Power Corp.
3.03%, 06/27/50 (Call 12/27/49)(a)(b)	500	510,987
4.28%, 10/01/34 (Call 04/01/34)(a)	750	920,274
Northern States Power Co./MN
2.60%, 06/01/51 (Call 12/01/50)	290	292,237
2.90%, 03/01/50 (Call 09/01/49)	805	848,226
3.40%, 08/15/42 (Call 02/15/42)(b)	360	406,000
3.60%, 05/15/46 (Call 11/15/45)	75	88,709
3.60%, 09/15/47 (Call 03/15/47)	376	445,614
4.00%, 08/15/45 (Call 02/15/45)	145	179,147
4.13%, 05/15/44 (Call 11/15/43)	232	288,239
4.85%, 08/15/40 (Call 02/15/40)	85	110,647
5.35%, 11/01/39	385	544,442
6.20%, 07/01/37	260	395,513
6.25%, 06/01/36	421	619,387
NorthWestern Corp., 4.18%, 11/15/44 (Call 05/15/44)	346	410,275
NSTAR Electric Co.
4.40%, 03/01/44 (Call 09/01/43)	485	610,453
5.50%, 03/15/40	368	510,804
Oglethorpe Power Corp.
4.20%, 12/01/42	450	456,712
4.25%, 04/01/46 (Call 10/01/45)(b)	105	106,359
4.55%, 06/01/44(b)	355	376,077
5.05%, 10/01/48 (Call 04/01/48)	210	245,024
5.25%, 09/01/50	219	260,618
5.38%, 11/01/40	420	499,272
5.95%, 11/01/39	789	991,503
Ohio Edison Co.
6.88%, 07/15/36	350	478,588
8.25%, 10/15/38	65	100,654
Ohio Power Co.
4.00%, 06/01/49 (Call 12/01/48)	375	451,304
4.15%, 04/01/48 (Call 10/01/47)	315	388,841
Series D, 6.60%, 03/01/33	190	266,070
Oklahoma Gas & Electric Co.
3.85%, 08/15/47 (Call 02/15/47)	355	402,407
4.15%, 04/01/47 (Call 10/01/46)	405	475,928
5.85%, 06/01/40	45	62,246
Oncor Electric Delivery Co. LLC
3.10%, 09/15/49 (Call 03/15/49)	770	844,634
3.70%, 05/15/50 (Call 11/15/49)	100	119,047
3.75%, 04/01/45 (Call 10/01/44)(b)	726	854,925
3.80%, 09/30/47 (Call 03/30/47)	375	449,025
3.80%, 06/01/49 (Call 12/01/48)	490	592,675
4.10%, 11/15/48 (Call 05/15/48)	145	181,705
4.55%, 12/01/41 (Call 06/01/41)	410	520,299
5.25%, 09/30/40	685	942,441
5.30%, 06/01/42 (Call 12/01/41)(b)	240	334,773
7.00%, 05/01/32	203	309,964
7.25%, 01/15/33	285	440,591

Security	Par (000)	Value

Electric (continued)
7.50%, 09/01/38	$105	$171,613
Pacific Gas & Electric Co.
2.50%, 02/01/31 (Call 11/01/30)	2,000	1,890,921
3.30%, 08/01/40 (Call 02/01/40)(b)	2,150	1,957,194
3.50%, 08/01/50 (Call 02/01/50)	1,610	1,455,098
3.75%, 08/15/42 (Call 02/15/42)	250	230,833
3.95%, 12/01/47 (Call 06/01/47)	725	677,979
4.30%, 03/15/45 (Call 09/15/44)	1,035	995,494
4.50%, 07/01/40	2,115	2,157,921
4.60%, 06/15/43 (Call 12/15/42)	196	197,012
4.75%, 02/15/44 (Call 08/15/43)	125	127,222
4.95%, 07/01/50 (Call 01/01/50)	2,130	2,244,215
PacifiCorp
3.30%, 03/15/51 (Call 09/15/50)	100	109,271
4.10%, 02/01/42 (Call 08/01/41)	505	604,204
4.13%, 01/15/49 (Call 07/15/48)	610	750,351
4.15%, 02/15/50 (Call 08/15/49)(b)	575	706,168
5.25%, 06/15/35	180	246,703
5.75%, 04/01/37	340	471,292
6.00%, 01/15/39	752	1,076,451
6.10%, 08/01/36	545	778,809
6.25%, 10/15/37	201	288,980
6.35%, 07/15/38	180	263,913
PECO Energy Co.
2.80%, 06/15/50 (Call 12/15/49)	125	128,405
3.00%, 09/15/49 (Call 03/15/49)	220	232,862
3.90%, 03/01/48 (Call 09/01/47)	746	916,613
4.15%, 10/01/44 (Call 04/01/44)	420	515,759
4.80%, 10/15/43 (Call 04/15/43)	360	466,398
5.95%, 10/01/36(b)	111	162,393
Pennsylvania Electric Co., 6.15%, 10/01/38	75	92,391
Perusahaan Listrik Negara PT
4.88%, 07/17/49(a)	2,055	2,275,913
6.15%, 05/21/48(a)	1,450	1,845,125
6.25%, 01/25/49(a)	390	505,050
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.00%, 06/30/50 (Call 12/30/49)(a)	15	14,845
Potomac Electric Power Co.
4.15%, 03/15/43 (Call 09/15/42)	458	546,705
6.50%, 11/15/37	395	589,909
7.90%, 12/15/38(b)	75	118,571
PPL Capital Funding Inc.
4.00%, 09/15/47 (Call 03/15/47)	235	266,876
4.70%, 06/01/43 (Call 12/01/42)	365	438,093
5.00%, 03/15/44 (Call 09/15/43)	755	947,926
PPL Electric Utilities Corp.
3.00%, 10/01/49 (Call 04/01/49)	330	351,125
3.95%, 06/01/47 (Call 12/01/46)	436	523,608
4.13%, 06/15/44 (Call 12/15/43)	250	297,554
4.15%, 10/01/45 (Call 04/01/45)	295	362,645
4.15%, 06/15/48 (Call 12/15/47)	580	713,525
4.75%, 07/15/43 (Call 01/15/43)	195	254,176
6.25%, 05/15/39	315	461,309
Progress Energy Inc.
6.00%, 12/01/39	365	503,427
7.00%, 10/30/31	310	437,930
7.75%, 03/01/31	469	684,537
PSEG Power LLC, 8.63%, 04/15/31	270	392,766
Public Service Co. of Colorado
3.55%, 06/15/46 (Call 12/15/45)	350	391,409

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
3.60%, 09/15/42 (Call 03/15/42)	$265	$305,239
3.80%, 06/15/47 (Call 12/15/46)	187	223,124
3.95%, 03/15/43 (Call 09/15/42)	125	146,692
4.05%, 09/15/49 (Call 03/15/49)	255	319,340
4.10%, 06/15/48 (Call 12/15/47)	350	438,278
4.30%, 03/15/44 (Call 09/15/43)	205	257,003
6.50%, 08/01/38	235	364,789
Series 17, 6.25%, 09/01/37	415	621,519
Series 34, 3.20%, 03/01/50 (Call 09/01/49)	755	838,401
Series 36, 2.70%, 01/15/51 (Call 07/15/50)	580	586,416
Public Service Co. of New Hampshire, 3.60%, 07/01/49 (Call 01/01/49)	640	740,651
Public Service Co. of Oklahoma, Series G, 6.63%, 11/15/37	50	70,796
Public Service Electric & Gas Co.
3.15%, 01/01/50 (Call 07/01/49)	535	588,427
3.20%, 08/01/49 (Call 02/01/49)	610	673,631
3.60%, 12/01/47 (Call 06/01/47)	683	790,576
3.65%, 09/01/42 (Call 03/01/42)	235	272,137
3.80%, 01/01/43 (Call 07/01/42)	100	117,331
3.80%, 03/01/46 (Call 09/01/45)	589	703,604
3.85%, 05/01/49 (Call 11/01/48)	615	752,533
3.95%, 05/01/42 (Call 11/01/41)(b)	643	775,425
4.05%, 05/01/48 (Call 11/01/47)(b)	300	373,890
4.15%, 11/01/45 (Call 05/01/45)(b)	75	91,120
5.50%, 03/01/40	100	142,667
5.80%, 05/01/37	260	371,126
Series K, 4.05%, 05/01/45 (Call 11/01/44)	60	71,210
Public Service Electric and Gas Co.
2.05%, 08/01/50 (Call 02/01/50)	330	295,381
2.70%, 05/01/50 (Call 11/01/49)	166	167,578
Puget Sound Energy Inc.
3.25%, 09/15/49 (Call 03/15/49)	960	1,042,906
4.22%, 06/15/48 (Call 12/15/47)	126	156,295
4.30%, 05/20/45 (Call 11/20/44)	624	767,000
4.43%, 11/15/41 (Call 05/15/41)(b)	170	198,957
5.64%, 04/15/41 (Call 10/15/40)(b)	260	358,349
5.76%, 10/01/39(b)	225	316,467
5.80%, 03/15/40	256	356,886
6.27%, 03/15/37	365	518,212
Ruwais Power Co. PJSC, 6.00%, 08/31/36(a)	450	593,100
San Diego Gas & Electric Co.
3.95%, 11/15/41(b)	190	210,466
4.15%, 05/15/48 (Call 11/15/47)	565	679,128
4.30%, 04/01/42 (Call 10/01/41)	300	348,015
4.50%, 08/15/40	645	786,100
5.35%, 05/15/40(b)	25	32,054
6.00%, 06/01/39	208	295,482
Series RRR, 3.75%, 06/01/47 (Call 12/01/46)(b)	751	857,052
Series TTT, 4.10%, 06/15/49 (Call 12/15/48)	30	35,724
Series UUU, 3.32%, 04/15/50 (Call 10/15/49)	180	192,256
Saudi Electricity Global Sukuk Co. 3, 5.50%, 04/08/44(a)	1,659	2,075,909
Sempra Energy
3.80%, 02/01/38 (Call 08/01/37)	591	659,107
4.00%, 02/01/48 (Call 08/01/47)	571	644,691
6.00%, 10/15/39	360	493,079
Southern California Edison Co.
3.65%, 02/01/50 (Call 08/01/49)(b)	775	809,170
4.00%, 04/01/47 (Call 10/01/46)	919	991,263
4.05%, 03/15/42 (Call 09/15/41)	695	737,489

Security	Par (000)	Value

Electric (continued)
4.50%, 09/01/40 (Call 03/01/40)	$443	$500,333
4.65%, 10/01/43 (Call 04/01/43)	849	975,350
5.50%, 03/15/40	445	554,448
5.63%, 02/01/36	275	334,350
6.00%, 01/15/34	738	988,388
6.05%, 03/15/39	300	390,742
Series 04-G, 5.75%, 04/01/35	235	309,937
Series 05-B, 5.55%, 01/15/36	285	345,787
Series 05-E, 5.35%, 07/15/35	415	527,136
Series 06-E, 5.55%, 01/15/37	250	303,805
Series 08-A, 5.95%, 02/01/38	650	834,843
Series 13-A, 3.90%, 03/15/43 (Call 09/15/42)	719	750,550
Series B, 4.88%, 03/01/49 (Call 09/01/48)	274	325,449
Series C, 3.60%, 02/01/45 (Call 08/01/44)	567	568,768
Series C, 4.13%, 03/01/48 (Call 09/01/47)	973	1,074,403
Southern Co. (The)
4.00%, 01/15/51 (Call 10/15/25)(c)	100	101,626
4.25%, 07/01/36 (Call 01/01/36)	249	290,343
4.40%, 07/01/46 (Call 01/01/46)	1,375	1,644,978
Southern Power Co.
5.15%, 09/15/41(b)	395	461,375
5.25%, 07/15/43(b)	225	262,038
Series F, 4.95%, 12/15/46 (Call 06/15/46)(b)	380	426,104
Southwestern Electric Power Co.
6.20%, 03/15/40	234	332,438
Series J, 3.90%, 04/01/45 (Call 10/01/44)	420	461,490
Series L, 3.85%, 02/01/48 (Call 08/01/47)	700	768,051
Southwestern Public Service Co.
3.40%, 08/15/46 (Call 02/15/46)	30	32,434
3.70%, 08/15/47 (Call 02/15/47)	420	479,806
3.75%, 06/15/49 (Call 12/15/48)	115	132,245
4.50%, 08/15/41 (Call 02/15/41)	1,323	1,650,463
6.00%, 10/01/36(b)	395	528,272
Series 6, 4.40%, 11/15/48 (Call 05/15/48)	515	642,281
Series 8, 3.15%, 05/01/50 (Call 11/01/49)	25	26,635
State Grid Overseas Investment 2014 Ltd., 4.85%, 05/07/44(a)	700	947,470
State Grid Overseas Investment 2016 Ltd., 4.00%, 05/04/47(a)	415	500,248
Tampa Electric Co.
3.63%, 06/15/50 (Call 12/15/49)(b)	375	431,513
4.10%, 06/15/42 (Call 12/15/41)	520	629,952
4.20%, 05/15/45 (Call 11/15/44)	350	415,390
4.35%, 05/15/44 (Call 11/15/43)	540	668,350
4.45%, 06/15/49 (Call 12/15/48)	170	220,210
6.55%, 05/15/36	30	42,260
Toledo Edison Co. (The), 6.15%, 05/15/37	450	626,094
Tri-State Generation & Transmission Association Inc. 4.25%, 06/01/46 (Call 12/01/45)	205	231,510
6.00%, 06/15/40(a)	400	538,354
Tucson Electric Power Co.
4.00%, 06/15/50 (Call 12/15/49)	25	29,280
4.85%, 12/01/48 (Call 06/01/48)	325	423,442
Union Electric Co.
3.25%, 10/01/49 (Call 04/01/49)	650	707,822
3.90%, 09/15/42 (Call 03/15/42)	410	482,877
4.00%, 04/01/48 (Call 10/01/47)	520	626,610
8.45%, 03/15/39	290	484,145
Virginia Electric & Power Co.
3.30%, 12/01/49 (Call 06/01/49)	200	229,041

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.00%, 01/15/43 (Call 07/15/42)(b)	$446	$537,977
4.45%, 02/15/44 (Call 08/15/43)	420	542,501
4.60%, 12/01/48 (Call 06/01/48)	650	875,789
6.35%, 11/30/37	25	36,936
8.88%, 11/15/38	615	1,096,261
Series A, 6.00%, 05/15/37	168	240,318
Series B, 3.80%, 09/15/47 (Call 03/15/47)	830	986,944
Series B, 4.20%, 05/15/45 (Call 11/15/44)	547	687,084
Series B, 6.00%, 01/15/36	275	388,687
Series C, 4.00%, 11/15/46 (Call 05/15/46)	526	642,206
Series D, 4.65%, 08/15/43 (Call 02/15/43)	441	575,523
Wisconsin Electric Power Co.
4.30%, 12/15/45 (Call 06/15/45)	310	370,544
4.30%, 10/15/48 (Call 04/15/48)(b)	429	540,022
5.63%, 05/15/33	57	78,204
5.70%, 12/01/36	325	453,425
Wisconsin Power & Light Co.
3.65%, 04/01/50 (Call 10/01/49)	140	160,082
4.10%, 10/15/44 (Call 04/15/44)	68	79,646
6.38%, 08/15/37	380	541,326
Wisconsin Public Service Corp.
3.30%, 09/01/49 (Call 03/01/49)	695	752,306
3.67%, 12/01/42	460	511,385
4.75%, 11/01/44 (Call 05/01/44)	310	400,949
Xcel Energy Inc.
3.50%, 12/01/49 (Call 06/01/49)	250	276,703
4.80%, 09/15/41 (Call 03/15/41)	79	97,796
6.50%, 07/01/36	225	327,583

		281,850,498

Electrical Components & Equipment — 0.1%
Emerson Electric Co.
2.75%, 10/15/50 (Call 04/15/50)	540	545,983
5.25%, 11/15/39	35	46,161
6.00%, 08/15/32	610	837,332

		1,429,476

Electronics — 0.1%
Fortive Corp., 4.30%, 06/15/46 (Call 12/15/45)	499	589,338
Honeywell International Inc.
2.80%, 06/01/50 (Call 12/01/49)	975	1,033,609
3.81%, 11/21/47 (Call 05/21/47)	749	923,818
5.38%, 03/01/41	65	93,177
5.70%, 03/15/36	75	105,490
5.70%, 03/15/37(b)	65	91,372
Tyco Electronics Group SA, 7.13%, 10/01/37(b)	200	299,603

		3,136,407

Engineering & Construction — 0.1%
Aeropuerto Internacional de Tocumen SA
5.63%, 05/18/36 (Call 05/18/35)(a)	30	33,301
6.00%, 11/18/48 (Call 11/18/47)(a)	846	942,638
Mexico City Airport Trust
5.50%, 10/31/46 (Call 04/30/46)(a)	625	537,656
5.50%, 07/31/47 (Call 01/31/47)(a)	1,564	1,348,637

		2,862,232

Environmental Control — 0.2%
Republic Services Inc.
3.05%, 03/01/50 (Call 09/01/49)	1,315	1,362,975
5.70%, 05/15/41 (Call 11/15/40)(b)	140	196,021
6.20%, 03/01/40	20	29,425
Waste Connections Inc., 3.05%, 04/01/50 (Call 10/01/49)	25	25,817

Security	Par (000)	Value

Environmental Control (continued)
Waste Management Inc.
3.90%, 03/01/35 (Call 09/01/34)	$588	$715,601
4.10%, 03/01/45 (Call 09/01/44)	926	1,137,443
4.15%, 07/15/49 (Call 01/15/49)(b)	763	966,150

		4,433,432

Food — 1.7%
Campbell Soup Co.
3.13%, 04/24/50 (Call 10/24/49)	576	576,469
4.80%, 03/15/48 (Call 09/15/47)	875	1,106,113
Conagra Brands Inc.
5.30%, 11/01/38 (Call 05/01/38)	1,176	1,519,431
5.40%, 11/01/48 (Call 05/01/48)	495	677,178
General Mills Inc.
4.15%, 02/15/43 (Call 08/15/42)	295	360,106
4.55%, 04/17/38 (Call 10/17/37)	838	1,050,019
4.70%, 04/17/48 (Call 10/17/47)	714	955,730
5.40%, 06/15/40	609	823,157
Grupo Bimbo SAB de CV
4.00%, 09/06/49(a)(b)	1,000	1,064,455
4.70%, 11/10/47 (Call 05/10/47)(a)	200	232,526
Hershey Co. (The)
2.65%, 06/01/50 (Call 12/01/49)	470	476,713
3.13%, 11/15/49 (Call 05/15/49)	690	757,587
3.38%, 08/15/46 (Call 02/15/46)(b)	200	227,269
Ingredion Inc.
3.90%, 06/01/50 (Call 12/01/49)	590	662,668
6.63%, 04/15/37(b)	275	378,731
JM Smucker Co. (The)
3.55%, 03/15/50 (Call 09/15/49)	475	504,169
4.25%, 03/15/35	1,327	1,578,911
4.38%, 03/15/45	25	29,701
Kellogg Co.
4.50%, 04/01/46	615	766,503
Series B, 7.45%, 04/01/31	826	1,212,449
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40	480	684,699
Kroger Co. (The)
3.88%, 10/15/46 (Call 04/15/46)	665	749,587
3.95%, 01/15/50 (Call 07/15/49)	541	630,517
4.45%, 02/01/47 (Call 08/01/46)	782	950,737
4.65%, 01/15/48 (Call 07/15/47)	545	681,068
5.00%, 04/15/42 (Call 10/15/41)	375	473,934
5.15%, 08/01/43 (Call 02/01/43)	195	258,531
5.40%, 07/15/40 (Call 01/15/40)	295	377,481
5.40%, 01/15/49 (Call 07/15/48)	430	596,758
6.90%, 04/15/38	330	478,728
7.50%, 04/01/31	315	448,184
Mars Inc.
1.63%, 07/16/32 (Call 04/16/32)(a)	275	269,149
2.38%, 07/16/40 (Call 01/16/40)(a)	303	298,243
2.45%, 07/16/50 (Call 01/16/50)(a)	160	152,139
3.60%, 04/01/34 (Call 01/01/34)(a)	455	539,061
3.88%, 04/01/39 (Call 10/01/38)(a)	925	1,080,990
3.95%, 04/01/44 (Call 10/01/43)(a)	188	221,132
3.95%, 04/01/49 (Call 10/01/48)(a)(b)	725	874,595
4.13%, 04/01/54 (Call 10/01/53)(a)	475	594,072
4.20%, 04/01/59 (Call 10/01/58)(a)	625	799,416
McCormick & Co. Inc., 4.20%, 08/15/47 (Call 02/15/47)	315	390,506
Mondelez International Inc., 2.63%, 09/04/50 (Call 03/04/50)	1,052	998,855

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Food (continued)
Nestle Holdings Inc.
3.90%, 09/24/38 (Call 03/24/38)(a)(b)	$1,138	$1,416,726
4.00%, 09/24/48 (Call 03/24/48)(a)(b)	1,644	2,114,936
Sysco Corp.
3.30%, 02/15/50 (Call 08/15/49)	277	262,201
4.45%, 03/15/48 (Call 09/15/47)	137	150,397
4.50%, 04/01/46 (Call 10/01/45)	546	604,142
4.85%, 10/01/45 (Call 04/01/45)	755	883,406
5.38%, 09/21/35	325	401,469
6.60%, 04/01/40 (Call 10/01/39)	340	465,843
6.60%, 04/01/50 (Call 10/01/49)	1,195	1,674,121
Tesco PLC, 6.15%, 11/15/37(a)(b)	530	674,164
Tyson Foods Inc.
4.55%, 06/02/47 (Call 12/02/46)	840	1,048,450
4.88%, 08/15/34 (Call 02/15/34)	795	1,025,712
5.10%, 09/28/48 (Call 03/28/48)	1,034	1,399,514
5.15%, 08/15/44 (Call 02/15/44)	311	409,093

		40,038,441

Forest Products & Paper — 0.4%
Celulosa Arauco y Constitucion SA
5.50%, 11/02/47 (Call 05/02/47)	455	510,169
5.50%, 04/30/49 (Call 10/30/48)(a)(b)	500	563,125
Domtar Corp.
6.25%, 09/01/42	175	194,101
6.75%, 02/15/44 (Call 08/15/43)	220	252,122
Georgia-Pacific LLC, 8.88%, 05/15/31	578	926,447
International Paper Co.
4.35%, 08/15/48 (Call 02/15/48)(b)	856	1,057,747
4.40%, 08/15/47 (Call 02/15/47)	971	1,192,473
4.80%, 06/15/44 (Call 12/15/43)	701	871,068
5.00%, 09/15/35 (Call 03/15/35)	495	638,130
5.15%, 05/15/46 (Call 11/15/45)	780	1,020,795
6.00%, 11/15/41 (Call 05/15/41)	573	787,496
7.30%, 11/15/39	165	244,672
8.70%, 06/15/38	395	604,798
Stora Enso OYJ, 7.25%, 04/15/36(a)	270	348,226
Suzano Austria GmbH, 7.00%, 03/16/47 (Call 09/16/46)(a)	935	1,133,463

		10,344,832

Gas — 1.1%
Atmos Energy Corp.
3.38%, 09/15/49 (Call 03/15/49)	326	365,958
4.13%, 10/15/44 (Call 04/15/44)	777	952,034
4.13%, 03/15/49 (Call 09/15/48)	409	511,032
4.15%, 01/15/43 (Call 07/15/42)	402	488,532
4.30%, 10/01/48 (Call 04/01/48)(b)	400	512,554
5.50%, 06/15/41 (Call 12/15/40)	305	422,561
Boston Gas Co., 4.49%, 02/15/42(a)	35	42,967
Brooklyn Union Gas Co. (The)
4.27%, 03/15/48 (Call 09/15/47)(a)(b)	385	472,146
4.49%, 03/04/49 (Call 09/04/48)(a)	1,552	1,939,328
4.50%, 03/10/46 (Call 09/10/45)(a)(b)	175	220,072
CenterPoint Energy Resources Corp.
4.10%, 09/01/47 (Call 03/01/47)	265	309,681
5.85%, 01/15/41 (Call 07/15/40)	235	322,960
6.63%, 11/01/37(b)	465	657,272
Centrica PLC, 5.38%, 10/16/43 (Call 04/16/43)(a)(b)	250	298,312
Dominion Energy Gas Holdings LLC
4.60%, 12/15/44 (Call 06/15/44)	565	688,712
4.80%, 11/01/43 (Call 05/01/43)	360	439,080

Security	Par (000)	Value

Gas (continued)
Series C, 3.90%, 11/15/49 (Call 05/15/49)	$661	$742,817
East Ohio Gas Co. (The), 3.00%, 06/15/50 (Call 12/15/49)(a)	125	126,685
KeySpan Gas East Corp., 5.82%, 04/01/41(a)	250	345,182
Korea Gas Corp., 6.25%, 01/20/42(a)	440	665,921
Mega Advance Investments Ltd., 6.38%, 05/12/41(a)	200	276,473
Nakilat Inc., 6.07%, 12/31/33(a)(b)	650	819,546
NiSource Inc.
1.70%, 02/15/31 (Call 11/15/30)	100	97,568
3.95%, 03/30/48 (Call 09/30/47)	445	517,996
4.38%, 05/15/47 (Call 11/15/46)	935	1,144,268
4.80%, 02/15/44 (Call 08/15/43)	456	568,134
5.25%, 02/15/43 (Call 08/15/42)(b)	502	642,590
5.65%, 02/01/45 (Call 08/01/44)	561	784,676
5.80%, 02/01/42 (Call 08/01/41)	150	195,006
5.95%, 06/15/41 (Call 12/15/40)	360	488,965
ONE Gas Inc.
4.50%, 11/01/48 (Call 05/01/48)	355	447,452
4.66%, 02/01/44 (Call 08/01/43)	251	323,108
Piedmont Natural Gas Co. Inc.
3.35%, 06/01/50 (Call 12/01/49)	886	947,032
3.64%, 11/01/46 (Call 05/01/46)	170	190,188
4.10%, 09/18/34 (Call 03/18/34)(b)	100	119,883
4.65%, 08/01/43 (Call 02/01/43)	153	192,903
Southern California Gas Co.
3.75%, 09/15/42 (Call 03/15/42)	180	205,139
4.45%, 03/15/44 (Call 09/15/43)	700	844,654
5.13%, 11/15/40	125	160,547
Series UU, 4.13%, 06/01/48 (Call 12/01/47)	201	248,355
Series VV, 4.30%, 01/15/49 (Call 07/15/48)	675	855,649
Series WW, 3.95%, 02/15/50 (Call 08/15/49)	791	951,892
Southern Co. Gas Capital Corp.
3.95%, 10/01/46 (Call 04/01/46)	326	362,604
4.40%, 06/01/43 (Call 12/01/42)	660	775,587
4.40%, 05/30/47 (Call 11/30/46)	210	252,558
5.88%, 03/15/41 (Call 09/15/40)	467	640,649
6.00%, 10/01/34	400	538,448
Southwest Gas Corp.
3.80%, 09/29/46 (Call 03/29/46)	175	196,312
4.15%, 06/01/49 (Call 12/01/48)(b)	403	478,361
Spire Inc., 4.70%, 08/15/44 (Call 02/15/44)(b)	150	174,549
Washington Gas Light Co.
3.65%, 09/15/49 (Call 03/15/49)	713	795,532
Series K, 3.80%, 09/15/46 (Call 03/15/46)	210	237,043

		25,997,473

Hand & Machine Tools — 0.1%
Snap-on Inc.
3.10%, 05/01/50 (Call 11/01/49)	630	668,811
4.10%, 03/01/48 (Call 09/01/47)	370	449,059
Stanley Black & Decker Inc.
4.85%, 11/15/48 (Call 05/15/48)	381	526,372
5.20%, 09/01/40	285	389,442

		2,033,684

Health Care - Products — 1.2%
Abbott Laboratories
4.75%, 11/30/36 (Call 05/30/36)	2,462	3,281,263
4.75%, 04/15/43 (Call 10/15/42)(b)	653	889,372
4.90%, 11/30/46 (Call 05/30/46)	2,680	3,772,837
5.30%, 05/27/40	110	158,827

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Products (continued)
6.00%, 04/01/39	$225	$345,585
Alcon Finance Corp., 3.80%, 09/23/49 (Call 03/23/49)(a)	400	452,393
Baxter International Inc., 3.50%, 08/15/46 (Call 02/15/46)(b)	505	562,632
Boston Scientific Corp.
4.55%, 03/01/39 (Call 09/01/38)	430	533,442
4.70%, 03/01/49 (Call 09/01/48)	765	989,952
7.00%, 11/15/35	335	491,437
7.38%, 01/15/40	535	836,560
Covidien International Finance SA, 6.55%, 10/15/37	295	441,209
Danaher Corp., 4.38%, 09/15/45 (Call 03/15/45)	480	618,128
DH Europe Finance II Sarl
3.25%, 11/15/39 (Call 05/15/39)	946	1,052,473
3.40%, 11/15/49 (Call 05/15/49)(b)	955	1,089,175
Koninklijke Philips NV
5.00%, 03/15/42	980	1,270,800
6.88%, 03/11/38	295	449,836
Medtronic Inc.
4.38%, 03/15/35	2,005	2,676,992
4.63%, 03/15/45	2,286	3,104,186
Stryker Corp.
2.90%, 06/15/50 (Call 12/15/49)(b)	125	125,813
4.10%, 04/01/43 (Call 10/01/42)	475	563,320
4.38%, 05/15/44 (Call 11/15/43)	431	523,988
4.63%, 03/15/46 (Call 09/15/45)	870	1,121,416
Thermo Fisher Scientific Inc.
4.10%, 08/15/47 (Call 02/15/47)	705	888,320
5.30%, 02/01/44 (Call 08/01/43)	512	719,819
Zimmer Biomet Holdings Inc.
4.25%, 08/15/35 (Call 02/15/35)	465	497,505
4.45%, 08/15/45 (Call 02/15/45)	401	456,380
5.75%, 11/30/39	250	322,215

		28,235,875

Health Care - Services — 3.3%
Adventist Health System/West, 3.63%, 03/01/49 (Call 09/01/48)	200	203,073
Advocate Health & Hospitals Corp.
3.39%, 10/15/49 (Call 04/15/49)	192	208,159
4.27%, 08/15/48 (Call 02/15/48)	743	929,140
Aetna Inc.
3.88%, 08/15/47 (Call 02/15/47)	730	811,226
4.13%, 11/15/42 (Call 05/15/42)	442	500,637
4.50%, 05/15/42 (Call 11/15/41)	336	398,921
4.75%, 03/15/44 (Call 09/15/43)	480	583,920
6.63%, 06/15/36	725	1,039,314
6.75%, 12/15/37	660	973,491
Allina Health System, Series 2019, 3.89%, 04/15/49	271	306,764
Anthem Inc.
3.13%, 05/15/50 (Call 11/15/49)	933	960,909
3.70%, 09/15/49 (Call 03/15/49)	590	668,998
4.38%, 12/01/47 (Call 06/01/47)	1,035	1,280,593
4.55%, 03/01/48 (Call 09/01/47)	785	993,721
4.63%, 05/15/42	852	1,060,259
4.65%, 01/15/43	1,003	1,257,414
4.65%, 08/15/44 (Call 02/15/44)	745	935,072
4.85%, 08/15/54 (Call 02/15/54)	160	193,691
5.10%, 01/15/44	670	896,892
5.85%, 01/15/36	19	25,629
5.95%, 12/15/34(b)	125	173,857
6.38%, 06/15/37	80	114,369

Security	Par (000)	Value

Health Care - Services (continued)
Ascension Health
3.95%, 11/15/46	$1,336	$1,610,154
4.85%, 11/15/53	278	391,880
Series B, 3.11%, 11/15/39 (Call 05/15/39)	215	224,450
Banner Health, Series 2020, 3.18%, 01/01/50 (Call 07/01/49)	321	333,255
Baptist Healthcare System Obligated Group, Series 20B, 3.54%, 08/15/50 (Call 02/15/50)	350	348,729
BayCare Health System Inc., Series 2020, 3.83%, 11/15/50 (Call 05/15/50)	433	516,550
Baylor Scott & White Holdings
3.97%, 11/15/46 (Call 05/15/46)	350	401,304
4.19%, 11/15/45 (Call 05/15/45)	201	243,506
Catholic Health Services of Long Island Obligated Group, Series 2020, 3.37%, 07/01/50 (Call 01/01/50)	300	288,143
Children’s Health System of Texas, 2.51%, 08/15/50 (Call 02/15/50)	560	514,927
Children’s Hospital Corp. (The)
Series 2017, 4.12%, 01/01/47 (Call 07/01/46)	290	346,042
Series 2020, 2.59%, 02/01/50 (Call 08/01/49)	175	163,094
Children’s Hospital Medical Center/Cincinnati OH, 4.27%, 05/15/44	375	462,022
Children’s Hospital of Philadelphia (The), Series 2020, 2.70%, 07/01/50 (Call 01/01/50)	500	490,077
Children’s Hospital/DC, Series 2020, 2.93%, 07/15/50 (Call 01/15/50)	75	69,590
City of Hope, Series 2013, 5.62%, 11/15/43	300	408,702
CommonSpirit Health
3.82%, 10/01/49 (Call 04/01/49)	805	842,977
4.19%, 10/01/49 (Call 04/01/49)	858	885,785
4.35%, 11/01/42	510	548,186
Community Health Network Inc., 3.10%, 05/01/50 (Call 11/01/49)	300	273,847
Cottage Health Obligated Group, Series 2020, 3.30%, 11/01/49 (Call 05/01/49)	200	211,299
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48 (Call 02/01/48)	246	278,668
Dignity Health
4.50%, 11/01/42	450	475,101
5.27%, 11/01/64	120	144,494
Duke University Health System Inc., Series 2017, 3.92%, 06/01/47 (Call 12/01/46)	688	817,750
Hackensack Meridian Health Inc.
4.21%, 07/01/48 (Call 01/01/48)	225	269,306
Series 2020, 2.68%, 09/01/41 (Call 03/01/41)	110	106,041
Series 2020, 2.88%, 09/01/50 (Call 03/01/50)	50	48,351
Hartford HealthCare Corp., 3.45%, 07/01/54	130	124,865
HCA Inc.
5.13%, 06/15/39 (Call 12/15/38)	293	356,656
5.25%, 06/15/49 (Call 12/15/48)	1,910	2,325,362
5.50%, 06/15/47 (Call 12/15/46)	1,392	1,733,532
Health Care Service Corp. A Mutual Legal Reserve Co., 3.20%, 06/01/50 (Call 12/01/49)(a)	405	415,663
Humana Inc.
3.95%, 08/15/49 (Call 02/15/49)(b)	545	642,933
4.63%, 12/01/42 (Call 06/01/42)	590	737,734
4.80%, 03/15/47 (Call 09/15/46)	455	592,436
4.95%, 10/01/44 (Call 04/01/44)(b)	549	721,248
8.15%, 06/15/38(b)	205	320,426

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
Indiana University Health Inc. Obligated Group, 3.97%, 11/01/48 (Call 05/01/48)	$425	$507,374
Integris Baptist Medical Center Inc., Series A, 3.88%, 08/15/50 (Call 02/15/50)	500	519,781
Iowa Health System, Series 2020, 3.67%, 02/15/50 (Call 08/15/49)	200	215,637
Johns Hopkins Health System Corp. (The), 3.84%, 05/15/46	511	597,495
Kaiser Foundation Hospitals
4.15%, 05/01/47 (Call 11/01/46)	2,009	2,461,920
4.88%, 04/01/42	268	349,832
Series 2019, 3.27%, 11/01/49 (Call 05/01/49)	100	107,917
Laboratory Corp. of America Holdings, 4.70%, 02/01/45 (Call 08/01/44)(b)	698	887,080
Mayo Clinic, Series 2016, 4.13%, 11/15/52(b)	340	424,981
McLaren Health Care Corp., Series A, 4.39%, 05/15/48 (Call 11/15/47)	225	270,176
MedStar Health Inc., Series 20A, 3.63%, 08/15/49	25	26,515
Memorial Health Services, 3.45%, 11/01/49 (Call 05/01/49)	25	25,200
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52	325	403,798
5.00%, 07/01/42	100	133,164
Series 2015, 4.20%, 07/01/55	465	592,076
Series 2020, 2.96%, 01/01/50 (Call 07/01/49)	41	42,012
Methodist Hospital (The), Series 20A, 2.71%, 12/01/50 (Call 06/01/50)	320	311,021
Montefiore Obligated Group
4.29%, 09/01/50	150	147,350
Series 18-C, 5.25%, 11/01/48(b)	560	643,172
Mount Sinai Hospitals Group Inc.
3.39%, 07/01/50 (Call 07/01/49)	30	28,929
Series 2017, 3.98%, 07/01/48	205	215,866
Series 2019, 3.74%, 07/01/49 (Call 01/01/49)	204	209,333
New York and Presbyterian Hospital (The)
2.26%, 08/01/40 (Call 02/01/40)	60	56,267
2.61%, 08/01/60 (Call 02/01/60)	100	92,603
3.56%, 08/01/36	250	269,626
4.02%, 08/01/45	415	499,206
4.06%, 08/01/56	517	635,350
4.76%, 08/01/2116	55	63,520
Series 2019, 3.95%, 12/31/99 (Call 02/01/2119)(b)	425	460,365
Northwell Healthcare Inc.
3.81%, 11/01/49 (Call 11/01/48)	410	424,520
3.98%, 11/01/46 (Call 11/01/45)	635	669,713
4.26%, 11/01/47 (Call 11/01/46)	729	806,799
NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery, Series 2020, 2.67%, 10/01/50 (Call 04/01/50)	129	118,253
Ochsner Clinic Foundation, 5.90%, 05/15/45 (Call 11/15/44)	100	124,895
Partners Healthcare System Inc.
Series 2020, 3.19%, 07/01/49 (Call 01/01/49)	1,155	1,210,522
Series 2020, 3.34%, 07/01/60 (Call 01/01/60)(b)	69	72,884
PeaceHealth Obligated Group, Series 2018, 4.79%, 11/15/48 (Call 05/15/48)	104	129,933
Providence St Joseph Health Obligated Group
Series A, 3.93%, 10/01/48 (Call 04/01/48)	115	131,916
Series I, 3.74%, 10/01/47	250	281,369

Security	Par (000)	Value

Health Care - Services (continued)
Quest Diagnostics Inc.
2.80%, 06/30/31 (Call 03/30/31)	$250	$267,752
4.70%, 03/30/45 (Call 09/30/44)	665	828,364
Roche Holdings Inc., 4.00%, 11/28/44 (Call 05/28/44)(a)	261	338,616
RWJ Barnabas Health Inc., 3.95%, 07/01/46 (Call 07/01/45)	340	380,222
Southern Baptist Hospital of Florida Inc., 4.86%, 07/15/45 (Call 01/15/45)	25	28,720
Spectrum Health System Obligated Group, Series 19A, 3.49%, 07/15/49 (Call 01/15/49)	227	246,452
Stanford Health Care, Series 2018, 3.80%, 11/15/48 (Call 05/15/48)	411	483,865
Sutter Health, Series 2018, 4.09%, 08/15/48 (Call 02/15/48)	518	577,122
Texas Health Resources, 2.33%, 11/15/50 (Call 05/15/50)	125	111,119
Toledo Hospital (The)
4.98%, 11/15/45 (Call 05/15/45)	50	47,531
5.75%, 11/15/38 (Call 11/15/28)	215	248,899
6.02%, 11/15/48	576	620,406
Trinity Health Corp., Series 2019, 3.43%, 12/01/48	345	357,305
UnitedHealth Group Inc.
2.75%, 05/15/40 (Call 11/15/39)	655	685,727
2.90%, 05/15/50 (Call 11/15/49)	700	731,984
3.13%, 05/15/60 (Call 11/15/59)	335	359,856
3.50%, 08/15/39 (Call 02/15/39)	1,621	1,859,601
3.70%, 08/15/49 (Call 02/15/49)(b)	1,095	1,309,974
3.75%, 10/15/47 (Call 04/15/47)	700	829,897
3.88%, 08/15/59 (Call 02/15/59)	1,150	1,398,742
3.95%, 10/15/42 (Call 04/15/42)	617	751,130
4.20%, 01/15/47 (Call 07/15/46)	893	1,129,079
4.25%, 03/15/43 (Call 09/15/42)	675	849,085
4.25%, 04/15/47 (Call 10/15/46)	771	985,762
4.25%, 06/15/48 (Call 12/15/47)	1,182	1,510,690
4.38%, 03/15/42 (Call 09/15/41)	375	474,819
4.45%, 12/15/48 (Call 06/15/48)	1,015	1,346,715
4.63%, 07/15/35	1,573	2,063,921
4.63%, 11/15/41 (Call 05/15/41)	480	631,898
4.75%, 07/15/45	825	1,118,978
5.70%, 10/15/40 (Call 04/15/40)	330	481,436
5.80%, 03/15/36	498	720,105
5.95%, 02/15/41 (Call 08/15/40)	400	596,280
6.50%, 06/15/37	511	790,136
6.63%, 11/15/37	486	762,328
6.88%, 02/15/38	1,005	1,617,416
Willis-Knighton Medical Center, Series 2018, 4.81%, 09/01/48 (Call 03/01/48)	135	163,010

		77,074,446

Holding Companies - Diversified — 0.1%
CK Hutchison International 19 II Ltd., 3.38%, 09/06/49 (Call 03/06/49)(a)	1,000	1,079,329
Hutchison Whampoa International Ltd., 7.45%, 11/24/33(a)(b)	275	428,950
PTT Treasury Center Co. Ltd., 3.70%, 07/16/70 (Call 01/16/70)(a)(b)	700	678,600

		2,186,879

Home Furnishings — 0.1%
Whirlpool Corp.
4.50%, 06/01/46 (Call 12/01/45)	735	873,991
4.60%, 05/15/50 (Call 11/15/49)	225	278,603

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Home Furnishings (continued)
5.15%, 03/01/43	$100	$122,835

		1,275,429

Household Products & Wares — 0.2%
Church & Dwight Co. Inc., 3.95%, 08/01/47 (Call 02/01/47)	305	364,001
Kimberly-Clark Corp.
2.88%, 02/07/50 (Call 08/07/49)	530	574,989
3.20%, 07/30/46 (Call 01/30/46)(b)	800	903,278
3.70%, 06/01/43	300	346,795
3.90%, 05/04/47 (Call 11/04/46)(b)	330	415,902
5.30%, 03/01/41	31	43,380
6.63%, 08/01/37	330	524,451
SC Johnson & Son Inc.
4.75%, 10/15/46 (Call 04/16/46)(a)	1,055	1,374,264
4.80%, 09/01/40	200	256,549

		4,803,609

Insurance — 5.1%
Aflac Inc.
4.00%, 10/15/46 (Call 04/15/46)	421	479,923
4.75%, 01/15/49 (Call 07/15/48)	450	580,674
6.45%, 08/15/40(b)	131	181,164
AIA Group Ltd.
3.20%, 09/16/40 (Call 03/16/40)(a)	2,345	2,411,903
4.50%, 03/16/46 (Call 09/16/45)(a)	200	252,495
AIG SunAmerica Global Financing X, 6.90%, 03/15/32(a)	600	896,247
Alleghany Corp., 4.90%, 09/15/44 (Call 03/15/44)	140	173,926
Allstate Corp. (The)
3.85%, 08/10/49 (Call 02/10/49)	555	666,755
4.20%, 12/15/46 (Call 06/15/46)	867	1,096,003
4.50%, 06/15/43	345	447,286
5.35%, 06/01/33(b)	538	738,957
5.55%, 05/09/35	431	629,176
5.95%, 04/01/36	150	208,982
6.50%, 05/15/67 (Call 05/15/37)(c)	95	123,975
American Financial Group Inc., 4.50%, 06/15/47 (Call 12/15/46)	450	495,594
American International Group Inc.
3.88%, 01/15/35 (Call 07/15/34)	1,671	1,929,889
4.38%, 06/30/50 (Call 12/30/49)	195	234,367
4.38%, 01/15/55 (Call 07/15/54)	205	241,621
4.50%, 07/16/44 (Call 01/16/44)	1,612	1,934,325
4.70%, 07/10/35 (Call 01/10/35)	805	1,009,271
4.75%, 04/01/48 (Call 10/01/47)	899	1,128,159
4.80%, 07/10/45 (Call 01/10/45)	1,095	1,363,357
6.25%, 05/01/36	1,215	1,687,490
8.18%, 05/15/68 (Call 05/15/38)(c)	200	283,823
Aon Corp., 6.25%, 09/30/40	75	109,980
Aon PLC
4.25%, 12/12/42	32	35,871
4.45%, 05/24/43 (Call 02/24/43)	530	611,979
4.60%, 06/14/44 (Call 03/14/44)	629	803,362
4.75%, 05/15/45 (Call 11/15/44)(b)	619	813,929
Arch Capital Finance LLC, 5.03%, 12/15/46 (Call 06/15/46)	184	236,115
Arch Capital Group Ltd.
3.64%, 06/30/50 (Call 12/30/49)	528	566,956
7.35%, 05/01/34	335	503,389
Arch Capital Group U.S. Inc., 5.14%, 11/01/43	500	642,117
Assurant Inc., 6.75%, 02/15/34	198	239,756

Security	Par (000)	Value

Insurance (continued)
AXA SA, 8.60%, 12/15/30(b)	$1,315	$2,027,506
AXIS Specialty Finance PLC, 5.15%, 04/01/45(b)	365	424,219
Berkshire Hathaway Finance Corp.
2.85%, 10/15/50 (Call 04/15/50)	465	473,710
4.20%, 08/15/48 (Call 02/15/48)	1,840	2,306,872
4.25%, 01/15/49 (Call 07/15/48)	1,563	1,985,893
4.30%, 05/15/43	576	733,810
4.40%, 05/15/42	570	725,410
5.75%, 01/15/40	610	924,403
Berkshire Hathaway Inc., 4.50%, 02/11/43	720	946,355
Brighthouse Financial Inc., 4.70%, 06/22/47 (Call 12/22/46)	1,349	1,311,895
Chubb Corp. (The), 6.00%, 05/11/37	210	308,531
Chubb INA Holdings Inc.
4.15%, 03/13/43	250	312,895
4.35%, 11/03/45 (Call 05/03/45)	860	1,119,877
Empower Finance 2020 LP, 3.08%, 09/17/51 (Call 03/17/51)(a)	430	444,718
Equitable Holdings Inc., 5.00%, 04/20/48 (Call 10/20/47)	1,415	1,690,297
Everest Reinsurance Holdings Inc., 4.87%, 06/01/44	350	419,560
Farmers Exchange Capital III, 5.45%, 10/15/54 (Call 10/15/34)(a)(b)(c)	640	756,619
Farmers Insurance Exchange, 4.75%, 11/01/57 (Call 11/01/37)(a)(c)	300	307,210
Great-West Lifeco Finance 2018 LP, 4.58%, 05/17/48 (Call 11/17/47)(a)	785	1,003,114
Great-West Lifeco Finance Delaware LP, 4.15%, 06/03/47 (Call 12/03/46)(a)(b)	50	60,203
Guardian Life Insurance Co. of America (The)
3.70%, 01/22/70 (Call 07/22/69)(a)	50	51,938
4.85%, 01/24/77(a)	545	688,769
4.88%, 06/19/64(a)	300	388,445
Harborwalk Funding Trust, 5.08%, 02/15/69 (Call 02/15/49)(a)(c)	590	723,951
Hartford Financial Services Group Inc. (The)
3.60%, 08/19/49 (Call 02/19/49)	335	373,888
4.30%, 04/15/43	179	211,182
4.40%, 03/15/48 (Call 09/15/47)	540	668,651
5.95%, 10/15/36	216	289,989
6.10%, 10/01/41	380	543,579
6.63%, 03/30/40	345	504,565
Liberty Mutual Group Inc.
3.95%, 10/15/50 (Call 04/15/50)(a)	1,226	1,357,897
3.95%, 05/15/60 (Call 11/15/59)(a)	1,647	1,789,000
6.50%, 05/01/42(a)	100	137,476
Liberty Mutual Insurance Co., 7.70%, 10/15/97(a)	85	130,105
Lincoln National Corp.
4.35%, 03/01/48 (Call 09/01/47)	424	485,273
6.30%, 10/09/37	116	148,712
7.00%, 06/15/40	750	1,075,580
Loews Corp.
4.13%, 05/15/43 (Call 11/15/42)(b)	310	353,362
6.00%, 02/01/35(b)	604	828,991
Manulife Financial Corp., 5.38%, 03/04/46	827	1,160,420
Markel Corp.
4.15%, 09/17/50 (Call 03/17/50)(b)	60	71,197
4.30%, 11/01/47 (Call 05/01/47)	285	342,680
5.00%, 03/30/43	250	301,924
5.00%, 04/05/46	705	923,299
5.00%, 05/20/49 (Call 11/20/48)	450	599,551

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
Marsh & McLennan Companies Inc.
4.20%, 03/01/48 (Call 09/01/47)	$530	$661,613
4.35%, 01/30/47 (Call 07/30/46)	697	894,786
4.75%, 03/15/39 (Call 09/15/38)	455	599,130
4.90%, 03/15/49 (Call 09/15/48)	1,134	1,571,765
5.88%, 08/01/33	414	581,507
Massachusetts Mutual Life Insurance Co.
3.38%, 04/15/50(a)	60	61,184
3.73%, 10/15/70(a)(b)	1,041	1,061,799
4.90%, 04/01/77(a)(b)	340	427,120
MetLife Capital Trust IV, 7.88%, 12/15/67 (Call 12/15/32)(a)	155	213,900
MetLife Inc.
4.05%, 03/01/45	586	708,874
4.13%, 08/13/42	491	588,390
4.60%, 05/13/46 (Call 11/13/45)	705	911,274
4.72%, 12/15/44	600	772,550
4.88%, 11/13/43	783	1,038,911
5.70%, 06/15/35	475	687,401
5.88%, 02/06/41	715	1,036,462
6.38%, 06/15/34(b)	916	1,385,967
6.40%, 12/15/66 (Call 12/15/31)	1,283	1,592,169
6.50%, 12/15/32	825	1,225,819
9.25%, 04/08/68 (Call 04/08/33)(a)	150	216,355
10.75%, 08/01/69 (Call 08/01/34)	206	336,331
Mutual of Omaha Insurance Co., 6.80%, 06/15/36(a)	75	98,989
Nationwide Financial Services Inc.
3.90%, 11/30/49 (Call 05/30/49)(a)(b)	828	850,691
5.30%, 11/18/44(a)	450	506,677
6.75%, 05/15/87	16	18,832
Nationwide Mutual Insurance Co.
4.35%, 04/30/50 (Call 10/30/49)(a)(b)	435	467,106
4.95%, 04/22/44(a)	750	836,142
8.25%, 12/01/31(a)	200	283,530
9.38%, 08/15/39(a)	435	733,650
New York Life Insurance Co.
3.75%, 05/15/50 (Call 11/15/49)(a)	135	150,572
4.45%, 05/15/69 (Call 11/15/68)(a)	927	1,142,981
5.88%, 05/15/33(a)(b)	1,110	1,519,796
6.75%, 11/15/39(a)	954	1,433,920
Northwestern Mutual Life Insurance Co. (The)
3.63%, 09/30/59 (Call 03/30/59)(a)	1,409	1,536,385
3.85%, 09/30/47 (Call 03/30/47)(a)(b)	990	1,128,345
6.06%, 03/30/40(a)	454	643,838
Ohio National Financial Services Inc., 6.63%, 05/01/31(a)(b)	355	358,057
Ohio National Life Insurance Co. (The), 6.88%, 06/15/42(a)	300	301,936
OneAmerica Financial Partners Inc., 4.25%, 10/15/50 (Call 04/15/50)(a)(b)	100	104,615
Pacific Life Insurance Co., 4.30%, 10/24/67 (Call 10/24/47)(a)(c)	1,070	1,134,200
Pacific LifeCorp.
3.35%, 09/15/50 (Call 03/15/50)(a)	1,025	1,048,970
6.60%, 09/15/33(a)	50	71,693
Principal Financial Group Inc.
4.30%, 11/15/46 (Call 05/15/46)	143	171,839
4.35%, 05/15/43(b)	375	441,701
4.63%, 09/15/42	380	472,000
6.05%, 10/15/36	191	268,281

Security	Par (000)	Value

Insurance (continued)
Progressive Corp. (The)
3.70%, 01/26/45	$210	$245,417
3.95%, 03/26/50 (Call 09/26/49)(b)	255	318,928
4.13%, 04/15/47 (Call 10/15/46)	588	754,203
4.20%, 03/15/48 (Call 09/15/47)	1,006	1,285,666
4.35%, 04/25/44	221	283,160
6.25%, 12/01/32	490	713,867
Prudential Financial Inc.
3.00%, 03/10/40 (Call 09/10/39)	100	103,860
3.70%, 10/01/50 (Call 07/01/30)(b)(c)	398	406,955
3.70%, 03/13/51 (Call 09/13/50)	326	360,639
3.91%, 12/07/47 (Call 06/07/47)	1,081	1,219,320
3.94%, 12/07/49 (Call 06/07/49)	1,066	1,211,667
4.35%, 02/25/50 (Call 08/25/49)	779	934,950
4.42%, 03/27/48 (Call 09/27/47)	650	782,596
4.60%, 05/15/44	795	979,156
5.70%, 12/14/36	1,075	1,514,287
6.63%, 12/01/37(b)	65	97,048
6.63%, 06/21/40	325	480,792
Series B, 5.75%, 07/15/33(b)	100	133,814
Securian Financial Group Inc., 4.80%, 04/15/48(a)(b)	315	371,836
Selective Insurance Group Inc., 5.38%, 03/01/49 (Call 09/01/48)	230	272,293
Sompo International Holdings Ltd., 7.00%, 07/15/34(b)	400	566,862
Swiss Re Treasury U.S. Corp., 4.25%, 12/06/42(a)	400	490,761
Teachers Insurance & Annuity Association of America
3.30%, 05/15/50 (Call 11/15/49)(a)	805	822,471
4.27%, 05/15/47 (Call 11/15/46)(a)	2,401	2,815,216
4.90%, 09/15/44(a)(b)	1,372	1,760,541
6.85%, 12/16/39(a)(b)	186	278,064
Transatlantic Holdings Inc., 8.00%, 11/30/39	514	792,646
Travelers Companies Inc. (The)
2.55%, 04/27/50 (Call 10/27/49)(b)	441	434,293
3.75%, 05/15/46 (Call 11/15/45)	590	696,111
4.00%, 05/30/47 (Call 11/30/46)	662	809,364
4.05%, 03/07/48 (Call 09/07/47)	599	740,695
4.10%, 03/04/49 (Call 09/04/48)	541	680,872
4.30%, 08/25/45 (Call 02/25/45)	495	621,906
4.60%, 08/01/43	228	294,774
5.35%, 11/01/40	738	1,041,026
6.25%, 06/15/37(b)	272	407,368
6.75%, 06/20/36	25	38,531
Travelers Property Casualty Corp., 6.38%, 03/15/33	420	620,971
Trinity Acquisition PLC, 6.13%, 08/15/43	290	398,495
Unum Group
4.50%, 12/15/49 (Call 06/15/49)	260	254,977
5.75%, 08/15/42	435	501,688
Validus Holdings Ltd., 8.88%, 01/26/40	50	78,465
Voya Financial Inc.
4.80%, 06/15/46	150	183,019
5.70%, 07/15/43	640	844,216
Western & Southern Financial Group Inc., 5.75%, 07/15/33(a)	200	264,975
Western & Southern Life Insurance Co. (The), 5.15%, 01/15/49 (Call 07/15/48)(a)	150	185,913
Willis North America Inc.
3.88%, 09/15/49 (Call 03/15/49)	561	652,768
5.05%, 09/15/48 (Call 03/15/48)	380	513,697

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
WR Berkley Corp.
4.00%, 05/12/50 (Call 11/12/49)	$1,165	$1,370,228
4.75%, 08/01/44	210	264,032
XLIT Ltd.
5.25%, 12/15/43	210	289,302
5.50%, 03/31/45	446	589,120

		121,264,211

Internet — 1.3%
Alibaba Group Holding Ltd.
4.00%, 12/06/37 (Call 06/06/37)	290	341,178
4.20%, 12/06/47 (Call 06/06/47)	1,565	1,936,731
4.40%, 12/06/57 (Call 06/06/57)	670	875,579
4.50%, 11/28/34 (Call 05/28/34)	625	775,911
Alphabet Inc.
1.90%, 08/15/40 (Call 02/15/40)	1,136	1,072,304
2.05%, 08/15/50 (Call 02/15/50)(b)	1,973	1,779,150
2.25%, 08/15/60 (Call 02/15/60)	1,594	1,422,866
Amazon.com Inc.
2.50%, 06/03/50 (Call 12/03/49)	1,456	1,442,983
2.70%, 06/03/60 (Call 12/03/59)	1,258	1,278,768
3.88%, 08/22/37 (Call 02/22/37)	2,650	3,250,286
4.05%, 08/22/47 (Call 02/22/47)	2,064	2,647,704
4.25%, 08/22/57 (Call 02/22/57)	2,192	2,900,916
4.80%, 12/05/34 (Call 06/05/34)	2,022	2,751,477
4.95%, 12/05/44 (Call 06/05/44)	1,650	2,335,736
eBay Inc., 4.00%, 07/15/42 (Call 01/15/42)	1,019	1,133,526
JD.com Inc., 4.13%, 01/14/50	378	405,747
Prosus NV, 4.03%, 08/03/50 (Call 02/03/50)(a)	600	612,555
Tencent Holdings Ltd.
3.24%, 06/03/50 (Call 12/03/49)(a)	800	806,400
3.29%, 06/03/60 (Call 12/03/59)(a)	1,500	1,500,743
3.93%, 01/19/38 (Call 07/19/37)(a)	800	914,733
4.53%, 04/11/49 (Call 10/11/48)(a)(b)	200	248,034

		30,433,327

Iron & Steel — 0.2%
Nucor Corp.
4.40%, 05/01/48 (Call 11/01/47)(b)	385	491,609
5.20%, 08/01/43 (Call 02/01/43)	554	746,139
6.40%, 12/01/37	632	925,216
Vale Overseas Ltd.
6.88%, 11/21/36	1,155	1,552,043
6.88%, 11/10/39	1,120	1,536,080
8.25%, 01/17/34	50	71,875
Vale SA, 5.63%, 09/11/42	455	560,105

		5,883,067

Leisure Time — 0.0%
Harley-Davidson Inc., 4.63%, 07/28/45 (Call 01/28/45)	260	275,733

Lodging — 0.0%
Marriott International Inc./MD
4.50%, 10/01/34 (Call 04/01/34)	165	170,110
Series GG, 3.50%, 10/15/32 (Call 07/15/32)	175	172,715

		342,825

Machinery — 0.6%
ABB Finance USA Inc., 4.38%, 05/08/42	1,158	1,498,972
Caterpillar Inc.
3.25%, 09/19/49 (Call 03/19/49)	1,110	1,230,890
3.25%, 04/09/50 (Call 10/09/49)	275	305,761
3.80%, 08/15/42(b)	1,016	1,242,992

Security	Par (000)	Value

Machinery (continued)
4.30%, 05/15/44 (Call 11/15/43)	$525	$662,905
4.75%, 05/15/64 (Call 11/15/63)	862	1,229,586
5.20%, 05/27/41	620	884,740
5.30%, 09/15/35	86	117,509
6.05%, 08/15/36(b)	529	779,545
Crane Co., 4.20%, 03/15/48 (Call 09/15/47)	70	72,967
Deere & Co.
2.88%, 09/07/49 (Call 03/07/49)(b)	895	956,691
3.75%, 04/15/50 (Call 10/15/49)	513	635,402
3.90%, 06/09/42 (Call 12/09/41)(b)	653	823,273
7.13%, 03/03/31	188	274,531
Dover Corp.
5.38%, 10/15/35(b)	240	318,239
5.38%, 03/01/41 (Call 12/01/40)	460	583,708
Otis Worldwide Corp.
3.11%, 02/15/40 (Call 08/15/39)	1,112	1,182,825
3.36%, 02/15/50 (Call 08/15/49)	868	942,220
Rockwell Automation Inc., 4.20%, 03/01/49 (Call 09/01/48)	726	941,024
Xylem Inc., 4.38%, 11/01/46 (Call 05/01/46)	438	515,185

		15,198,965

Manufacturing — 1.5%
3M Co.
3.13%, 09/19/46 (Call 03/19/46)	264	283,981
3.25%, 08/26/49 (Call 02/26/49)	836	931,439
3.63%, 10/15/47 (Call 04/15/47)	416	485,039
3.70%, 04/15/50 (Call 10/15/49)	450	533,244
3.88%, 06/15/44	150	180,279
4.00%, 09/14/48 (Call 03/14/48)	1,263	1,572,002
5.70%, 03/15/37	215	313,179
Eaton Corp.
4.00%, 11/02/32	1,200	1,440,896
4.15%, 11/02/42	1,131	1,388,394
General Electric Co.
4.13%, 10/09/42	557	578,610
4.25%, 05/01/40 (Call 11/01/39)	2,378	2,506,545
4.35%, 05/01/50 (Call 11/01/49)	1,581	1,684,382
4.50%, 03/11/44	839	912,810
5.88%, 01/14/38	3,058	3,683,121
6.15%, 08/07/37	1,009	1,244,698
6.75%, 03/15/32	2,665	3,432,991
6.88%, 01/10/39	1,750	2,317,419
Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)	817	995,665
4.88%, 09/15/41 (Call 03/15/41)	570	768,934
Parker-Hannifin Corp.
4.00%, 06/14/49 (Call 12/14/48)(b)	856	1,011,300
4.10%, 03/01/47 (Call 09/01/46)	290	343,696
4.20%, 11/21/34 (Call 05/21/34)	795	962,154
4.45%, 11/21/44 (Call 05/21/44)	50	61,312
6.25%, 05/15/38	455	631,705
Siemens Financieringsmaatschappij NV
3.30%, 09/15/46(a)(b)	720	811,486
4.20%, 03/16/47(a)	1,045	1,342,991
4.40%, 05/27/45(a)	1,578	2,043,249
Trane Technologies Global Holding Co. Ltd.
4.30%, 02/21/48 (Call 08/21/47)(b)	150	180,170
5.75%, 06/15/43	700	966,627

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Manufacturing (continued)
Trane Technologies Luxembourg Finance SA
4.50%, 03/21/49 (Call 09/21/48)	$405	$515,549
4.65%, 11/01/44 (Call 05/01/44)	190	236,973

		34,360,840

Media — 5.3%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.70%, 04/01/51 (Call 10/01/50)	1,854	1,804,598
4.80%, 03/01/50 (Call 09/01/49)	1,399	1,593,740
5.13%, 07/01/49 (Call 01/01/49)	830	970,338
5.38%, 04/01/38 (Call 10/01/37)	1,329	1,589,019
5.38%, 05/01/47 (Call 11/01/46)	3,000	3,579,433
5.75%, 04/01/48 (Call 10/01/47)	1,797	2,243,033
6.38%, 10/23/35 (Call 04/23/35)	2,128	2,875,216
6.48%, 10/23/45 (Call 04/23/45)	2,765	3,729,463
6.83%, 10/23/55 (Call 04/23/55)	87	122,958
Comcast Corp.
2.45%, 08/15/52 (Call 02/15/52)	1,145	1,049,848
2.65%, 08/15/62 (Call 02/15/62)	800	757,335
2.80%, 01/15/51 (Call 07/15/50)	1,800	1,780,213
3.20%, 07/15/36 (Call 01/15/36)	870	969,920
3.25%, 11/01/39 (Call 05/01/39)	1,473	1,637,683
3.40%, 07/15/46 (Call 01/15/46)	1,140	1,257,115
3.45%, 02/01/50 (Call 08/01/49)	1,495	1,668,792
3.75%, 04/01/40 (Call 10/01/39)	1,334	1,552,735
3.90%, 03/01/38 (Call 09/01/37)	1,213	1,439,491
3.97%, 11/01/47 (Call 05/01/47)(b)	1,937	2,321,109
4.00%, 08/15/47 (Call 02/15/47)	1,090	1,304,933
4.00%, 03/01/48 (Call 09/01/47)	893	1,079,583
4.00%, 11/01/49 (Call 05/01/49)	1,640	1,976,848
4.05%, 11/01/52 (Call 05/01/52)	1,210	1,483,040
4.20%, 08/15/34 (Call 02/15/34)	1,121	1,376,975
4.25%, 01/15/33	1,121	1,377,630
4.40%, 08/15/35 (Call 02/15/35)	995	1,251,565
4.50%, 01/15/43	805	1,022,659
4.60%, 10/15/38 (Call 04/15/38)	2,440	3,109,607
4.60%, 08/15/45 (Call 02/15/45)	1,445	1,892,340
4.65%, 07/15/42	1,070	1,389,732
4.70%, 10/15/48 (Call 04/15/48)	2,970	3,963,071
4.75%, 03/01/44	775	1,019,517
4.95%, 10/15/58 (Call 04/15/58)	2,023	2,919,694
5.65%, 06/15/35	681	958,385
6.40%, 05/15/38	299	452,541
6.45%, 03/15/37	340	508,060
6.50%, 11/15/35	862	1,302,105
6.55%, 07/01/39	155	238,246
6.95%, 08/15/37	918	1,439,357
7.05%, 03/15/33	671	1,018,811
Cox Communications Inc.
2.95%, 10/01/50 (Call 04/01/50)(a)	1,030	997,533
4.50%, 06/30/43 (Call 12/30/42)(a)(b)	71	83,854
4.60%, 08/15/47 (Call 02/15/47)(a)	466	565,252
4.70%, 12/15/42(a)	416	505,910
4.80%, 02/01/35 (Call 08/01/34)(a)	100	124,059
8.38%, 03/01/39(a)	1,061	1,727,708
Discovery Communications LLC
4.00%, 09/15/55 (Call 03/15/55)(a)(b)	3,155	3,206,616
4.65%, 05/15/50 (Call 11/15/49)	164	184,833
5.00%, 09/20/37 (Call 03/20/37)	295	352,913
5.20%, 09/20/47 (Call 03/20/47)	564	671,832

Security	Par (000)	Value

Media (continued)
5.30%, 05/15/49 (Call 11/15/48)	$1,063	$1,278,340
6.35%, 06/01/40	250	337,066
Fox Corp.
5.48%, 01/25/39 (Call 07/25/38)	1,213	1,615,597
5.58%, 01/25/49 (Call 07/25/48)	1,240	1,694,084
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)(b)	1,060	1,189,972
5.25%, 05/24/49 (Call 11/24/48)(b)	500	585,945
6.13%, 01/31/46 (Call 07/31/45)	200	259,238
6.63%, 01/15/40	514	675,037
NBCUniversal Media LLC
4.45%, 01/15/43	1,220	1,541,475
5.95%, 04/01/41	895	1,328,711
6.40%, 04/30/40	110	168,015
Thomson Reuters Corp.
5.50%, 08/15/35	590	760,750
5.65%, 11/23/43 (Call 05/23/43)	480	627,340
5.85%, 04/15/40	275	370,653
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)	915	993,969
5.50%, 09/01/41 (Call 03/01/41)	1,300	1,562,297
5.88%, 11/15/40 (Call 05/15/40)	1,130	1,398,524
6.55%, 05/01/37	1,537	2,008,122
6.75%, 06/15/39	681	910,718
7.30%, 07/01/38(b)	686	958,345
Time Warner Entertainment Co. LP, 8.38%, 07/15/33	1,400	2,140,209
TWDC Enterprises 18 Corp.
3.00%, 07/30/46(b)	410	414,553
3.70%, 12/01/42	607	684,724
4.13%, 06/01/44	630	753,622
4.38%, 08/16/41	400	485,345
Series B, 7.00%, 03/01/32	402	594,337
Series E, 4.13%, 12/01/41(b)	450	531,841
ViacomCBS Inc.
4.20%, 05/19/32 (Call 02/19/32)	877	1,009,004
4.38%, 03/15/43(b)	1,818	1,966,838
4.60%, 01/15/45 (Call 07/15/44)	920	1,017,130
4.85%, 07/01/42 (Call 01/01/42)	407	458,974
4.90%, 08/15/44 (Call 02/15/44)	825	941,896
4.95%, 05/19/50 (Call 11/19/49)(b)	219	258,369
5.25%, 04/01/44 (Call 10/01/43)	310	361,485
5.50%, 05/15/33(b)	490	604,495
5.85%, 09/01/43 (Call 03/01/43)	155	195,477
5.90%, 10/15/40 (Call 04/15/40)	215	265,006
6.88%, 04/30/36	1,160	1,577,841
Walt Disney Co. (The)
2.75%, 09/01/49 (Call 03/01/49)	1,075	1,039,207
3.50%, 05/13/40 (Call 11/13/39)	774	865,306
3.60%, 01/13/51 (Call 07/13/50)	2,084	2,325,160
3.80%, 05/13/60 (Call 11/13/59)	1,134	1,303,131
4.63%, 03/23/40 (Call 09/23/39)	679	859,103
4.70%, 03/23/50 (Call 09/23/49)(b)	1,425	1,876,081
4.75%, 09/15/44 (Call 03/15/44)	980	1,243,644
4.75%, 11/15/46 (Call 05/15/46)	414	526,562
4.95%, 10/15/45 (Call 04/15/45)	520	678,295
5.40%, 10/01/43	755	1,039,434
6.15%, 03/01/37	60	85,315
6.15%, 02/15/41	74	108,623
6.20%, 12/15/34	1,240	1,814,943
6.40%, 12/15/35	1,002	1,499,036

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
6.55%, 03/15/33	$950	$1,376,155
6.65%, 11/15/37	1,348	2,022,069

		125,634,656

Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.
3.90%, 01/15/43 (Call 07/15/42)	551	630,720
4.38%, 06/15/45 (Call 12/15/44)	591	726,010
Valmont Industries Inc.
5.00%, 10/01/44 (Call 04/01/44)	535	585,371
5.25%, 10/01/54 (Call 04/01/54)(b)	131	147,338

		2,089,439

Mining — 1.6%
Anglo American Capital PLC, 3.95%, 09/10/50 (Call 03/10/50)(a)	300	308,312
Barrick Gold Corp.
5.25%, 04/01/42	872	1,186,237
6.45%, 10/15/35	310	425,927
Barrick North America Finance LLC
5.70%, 05/30/41	760	1,063,902
5.75%, 05/01/43	452	650,350
7.50%, 09/15/38	222	330,083
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	1,165	1,643,931
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42	1,119	1,396,917
5.00%, 09/30/43	1,746	2,421,945
Corp. Nacional del Cobre de Chile
3.70%, 01/30/50 (Call 07/30/49)(a)(b)	1,240	1,294,848
4.25%, 07/17/42(a)(b)	1,625	1,812,566
4.38%, 02/05/49 (Call 08/05/48)(a)	1,125	1,306,360
4.50%, 08/01/47 (Call 02/01/47)(a)(b)	1,485	1,751,061
4.88%, 11/04/44(a)	355	434,254
5.63%, 10/18/43(a)	1,000	1,330,014
Fresnillo PLC, 4.25%, 10/02/50 (Call 04/02/50)(a)	400	407,100
Glencore Canada Corp., 6.20%, 06/15/35	60	73,642
Glencore Finance Canada Ltd.
5.55%, 10/25/42(a)	680	787,865
6.00%, 11/15/41(a)(b)	533	642,057
6.90%, 11/15/37(a)(b)	200	259,618
Indonesia Asahan Aluminium Persero PT
5.80%, 05/15/50 (Call 11/15/49)(a)	300	347,631
6.76%, 11/15/48(a)(b)	825	1,056,462
Industrias Penoles SAB de CV
4.75%, 08/06/50 (Call 02/06/50)(a)	250	262,813
5.65%, 09/12/49 (Call 03/12/49)(a)	400	472,000
Kinross Gold Corp., 6.88%, 09/01/41 (Call 03/01/41)	141	186,408
Minera Mexico SA de CV, 4.50%, 01/26/50 (Call 07/26/49)(a)	625	676,625
Newcrest Finance Pty Ltd., 4.20%, 05/13/50 (Call 11/13/49)(a)(b)	665	772,591
Newmont Corp.
4.88%, 03/15/42 (Call 09/15/41)	442	583,783
5.45%, 06/09/44 (Call 12/09/43)	370	513,978
5.88%, 04/01/35	250	357,483
6.25%, 10/01/39	1,198	1,744,018
Rio Tinto Alcan Inc.
5.75%, 06/01/35	136	196,945
6.13%, 12/15/33	1,051	1,524,971
Rio Tinto Finance USA Ltd., 5.20%, 11/02/40	438	620,755

Security	Par (000)	Value

Mining (continued)
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)	$1,125	$1,406,217
4.75%, 03/22/42 (Call 09/22/41)	115	152,282
Southern Copper Corp.
5.25%, 11/08/42	805	1,022,540
5.88%, 04/23/45(b)	1,145	1,565,966
6.75%, 04/16/40	535	768,259
7.50%, 07/27/35	630	924,056
Teck Resources Ltd.
5.20%, 03/01/42 (Call 09/01/41)	345	352,675
5.40%, 02/01/43 (Call 08/01/42)	265	274,950
6.00%, 08/15/40 (Call 02/15/40)	415	467,461
6.13%, 10/01/35	290	336,161
6.25%, 07/15/41 (Call 01/15/41)	542	619,802

		36,733,821

Oil & Gas — 5.5%
BG Energy Capital PLC, 5.13%, 10/15/41(a)	340	429,781
BP Capital Markets America Inc.
2.77%, 11/10/50 (Call 05/10/50)	1,240	1,124,223
3.00%, 02/24/50 (Call 08/24/49)	1,730	1,622,623
Burlington Resources LLC
5.95%, 10/15/36	332	442,352
7.20%, 08/15/31	510	724,025
7.40%, 12/01/31	360	526,745
Canadian Natural Resources Ltd.
4.95%, 06/01/47 (Call 12/01/46)	801	850,439
5.85%, 02/01/35	605	706,855
6.25%, 03/15/38	360	419,075
6.45%, 06/30/33	620	745,012
6.50%, 02/15/37	320	374,984
6.75%, 02/01/39	475	574,356
7.20%, 01/15/32	300	379,467
Chevron Corp.
2.98%, 05/11/40 (Call 11/11/39)(b)	815	864,059
3.08%, 05/11/50 (Call 11/11/49)	965	1,000,440
Chevron USA Inc., 2.34%, 08/12/50 (Call 02/12/50)	583	530,352
CNOOC Finance 2012 Ltd., 5.00%, 05/02/42(a)	250	330,331
CNOOC Finance 2013 Ltd.
3.30%, 09/30/49 (Call 03/30/49)	700	732,145
4.25%, 05/09/43	320	386,333
CNOOC Finance 2014 ULC, 4.88%, 04/30/44(b)	405	534,083
CNOOC Finance 2015 Australia Pty Ltd., 4.20%, 05/05/45	400	484,468
CNOOC Petroleum North America ULC
5.88%, 03/10/35	1,442	1,999,106
6.40%, 05/15/37	780	1,147,200
7.50%, 07/30/39	565	932,132
7.88%, 03/15/32	361	551,756
CNPC HK Overseas Capital Ltd., 5.95%, 04/28/41(a)	450	650,357
Concho Resources Inc.
4.85%, 08/15/48 (Call 02/15/48)	825	1,010,974
4.88%, 10/01/47 (Call 04/01/47)	592	729,915
Conoco Funding Co., 7.25%, 10/15/31	630	912,250
ConocoPhillips
5.90%, 10/15/32	1,026	1,374,997
5.90%, 05/15/38	305	408,979
6.50%, 02/01/39	1,863	2,663,799
ConocoPhillips Co.
4.30%, 11/15/44 (Call 05/15/44)	1,225	1,431,346
5.95%, 03/15/46 (Call 09/15/45)	250	358,670

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)	$694	$644,733
5.00%, 06/15/45 (Call 12/15/44)	1,037	1,002,590
5.60%, 07/15/41 (Call 01/15/41)	961	988,817
7.88%, 09/30/31	253	316,734
7.95%, 04/15/32	175	222,052
Ecopetrol SA
5.88%, 05/28/45	915	997,991
7.38%, 09/18/43	965	1,207,466
Empresa Nacional del Petroleo, 4.50%, 09/14/47 (Call 03/14/47)(a)(b)	650	691,533
Eni SpA, 5.70%, 10/01/40(a)	200	237,699
EOG Resources Inc.
3.90%, 04/01/35 (Call 10/01/34)	905	1,012,450
4.95%, 04/15/50 (Call 10/15/49)	615	763,384
5.10%, 01/15/36 (Call 07/15/35)	195	229,597
Equinor ASA
3.25%, 11/18/49 (Call 05/18/49)	1,125	1,157,858
3.70%, 04/06/50 (Call 10/06/49)	662	736,219
3.95%, 05/15/43	859	974,010
4.25%, 11/23/41	735	871,814
4.80%, 11/08/43	691	884,787
5.10%, 08/17/40	788	1,037,406
Exxon Mobil Corp.
3.00%, 08/16/39 (Call 02/16/39)	1,064	1,085,326
3.10%, 08/16/49 (Call 02/16/49)	1,694	1,692,235
3.45%, 04/15/51 (Call 10/15/50)	1,851	1,939,146
3.57%, 03/06/45 (Call 09/06/44)	1,044	1,109,018
4.11%, 03/01/46 (Call 09/01/45)	1,761	2,025,418
4.23%, 03/19/40 (Call 09/19/39)	1,455	1,744,390
4.33%, 03/19/50 (Call 09/19/49)	2,384	2,877,317
Gazprom PJSC Via Gaz Capital SA, 7.29%, 08/16/37(a)	1,200	1,680,298
Hess Corp.
5.60%, 02/15/41	467	500,119
5.80%, 04/01/47 (Call 10/01/46)	645	719,210
6.00%, 01/15/40	745	826,305
7.13%, 03/15/33	530	638,796
7.30%, 08/15/31	500	609,566
Husky Energy Inc., 6.80%, 09/15/37	218	244,489
KazMunayGas National Co. JSC, 6.38%, 10/24/48(a)	990	1,315,270
Marathon Oil Corp.
5.20%, 06/01/45 (Call 12/01/44)	340	322,273
6.60%, 10/01/37	755	778,899
6.80%, 03/15/32	721	775,388
Marathon Petroleum Corp.
4.50%, 04/01/48 (Call 10/01/47)	623	598,088
4.75%, 09/15/44 (Call 03/15/44)	777	764,430
5.00%, 09/15/54 (Call 03/15/54)	478	465,607
5.85%, 12/15/45 (Call 06/15/45)	305	332,468
6.50%, 03/01/41 (Call 09/01/40)	650	758,919
Motiva Enterprises LLC, 6.85%, 01/15/40(a)	836	971,140
Noble Energy Inc.
4.20%, 10/15/49 (Call 04/15/49)	370	441,656
4.95%, 08/15/47 (Call 02/15/47)	620	811,547
5.05%, 11/15/44 (Call 05/15/44)	750	976,528
5.25%, 11/15/43 (Call 05/15/43)	823	1,096,064
6.00%, 03/01/41 (Call 09/01/40)	690	969,256
Pertamina Persero PT
4.15%, 02/25/60 (Call 08/25/59)(a)	400	393,496
4.18%, 01/21/50 (Call 07/21/49)(a)	735	733,725

Security	Par (000)	Value

Oil & Gas (continued)
4.70%, 07/30/49(a)	$1,455	$1,564,125
6.00%, 05/03/42(a)	270	329,383
6.45%, 05/30/44(a)	1,700	2,209,859
6.50%, 11/07/48(a)	1,080	1,447,066
Petroleos del Peru SA
4.75%, 06/19/32(a)	868	946,294
5.63%, 06/19/47(a)	1,000	1,148,050
Petronas Capital Ltd.
4.50%, 03/18/45(a)	1,460	1,849,047
4.55%, 04/21/50 (Call 10/21/49)(a)	2,000	2,517,038
4.80%, 04/21/60 (Call 10/21/59)(a)	200	271,805
Phillips 66
4.65%, 11/15/34 (Call 05/15/34)	804	907,753
4.88%, 11/15/44 (Call 05/15/44)	1,465	1,588,119
5.88%, 05/01/42	1,356	1,677,115
PTTEP Treasury Center Co. Ltd., 3.90%, 12/06/59(a)	500	533,325
Saudi Arabian Oil Co.
4.25%, 04/16/39(a)	2,250	2,566,347
4.38%, 04/16/49(a)	2,475	2,914,092
Shell International Finance BV
3.13%, 11/07/49 (Call 05/07/49)	1,010	1,018,675
3.25%, 04/06/50 (Call 10/06/49)	1,370	1,412,603
3.63%, 08/21/42	583	629,743
3.75%, 09/12/46	1,034	1,136,085
4.00%, 05/10/46	1,670	1,906,306
4.13%, 05/11/35	2,205	2,632,248
4.38%, 05/11/45	1,996	2,386,578
4.55%, 08/12/43	690	841,278
5.50%, 03/25/40	1,257	1,735,938
6.38%, 12/15/38(b)	2,010	2,978,207
Sinopec Capital 2013 Ltd., 4.25%, 04/24/43(a)	400	476,971
Sinopec Group Overseas Development 2012 Ltd., 4.88%, 05/17/42(a)	735	949,778
Sinopec Group Overseas Development 2013 Ltd., 5.38%, 10/17/43(a)	250	348,646
Sinopec Group Overseas Development 2015 Ltd., 4.10%, 04/28/45(a)	55	64,952
Sinopec Group Overseas Development 2017 Ltd.
4.00%, 09/13/47(a)	610	723,344
4.25%, 04/12/47(a)	600	733,796
Sinopec Group Overseas Development 2018 Ltd.
3.35%, 05/13/50 (Call 11/13/49)(a)	1,000	1,069,778
3.68%, 08/08/49 (Call 02/08/49)(a)	610	690,067
4.60%, 09/12/48(a)	250	325,790
Suncor Energy Inc.
4.00%, 11/15/47 (Call 05/15/47)	1,193	1,179,652
5.35%, 07/15/33	290	331,425
5.95%, 12/01/34	40	48,052
5.95%, 05/15/35	441	534,001
6.50%, 06/15/38	981	1,229,326
6.80%, 05/15/38	402	508,178
6.85%, 06/01/39	513	658,934
7.15%, 02/01/32	400	511,452
Thaioil Treasury Center Co. Ltd., 5.38%, 11/20/48(a)	600	700,415
Total Capital International SA
2.99%, 06/29/41 (Call 12/29/40)(b)	653	670,050
3.13%, 05/29/50 (Call 11/29/49)	1,650	1,654,502
3.39%, 06/29/60 (Call 12/29/59)	725	738,885
3.46%, 07/12/49 (Call 01/12/49)	1,051	1,119,378

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
Valero Energy Corp.
4.90%, 03/15/45	$859	$867,595
6.63%, 06/15/37	1,234	1,451,359
7.50%, 04/15/32	855	1,102,939
10.50%, 03/15/39	29	46,890

		130,010,390

Oil & Gas Services — 0.4%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., 4.08%, 12/15/47 (Call 06/15/47)	1,263	1,256,065
Baker Hughes Holdings LLC, 5.13%, 09/15/40	839	992,066
Halliburton Co.
4.50%, 11/15/41 (Call 05/15/41)	200	194,083
4.75%, 08/01/43 (Call 02/01/43)	1,145	1,098,187
4.85%, 11/15/35 (Call 05/15/35)	1,291	1,355,581
5.00%, 11/15/45 (Call 05/15/45)	816	808,567
6.70%, 09/15/38	721	860,721
7.45%, 09/15/39	940	1,196,092
National Oilwell Varco Inc., 3.95%, 12/01/42 (Call 06/01/42)	816	660,739

		8,422,101

Packaging & Containers — 0.2%
Packaging Corp. of America, 4.05%, 12/15/49 (Call 06/15/49)	670	810,262
Sonoco Products Co., 5.75%, 11/01/40 (Call 05/01/40)	634	837,332
WestRock MWV LLC, 7.95%, 02/15/31	51	71,181
WRKCo Inc.
3.00%, 06/15/33 (Call 03/15/33)	675	718,967
4.20%, 06/01/32 (Call 03/01/32)	1,090	1,289,356

		3,727,098

Pharmaceuticals — 6.8%
AbbVie Inc.
4.05%, 11/21/39 (Call 05/21/39)(a)	3,480	3,990,700
4.25%, 11/21/49 (Call 05/21/49)(a)	4,559	5,324,488
4.30%, 05/14/36 (Call 11/14/35)	967	1,144,969
4.40%, 11/06/42	1,901	2,273,125
4.45%, 05/14/46 (Call 11/14/45)	1,119	1,334,525
4.50%, 05/14/35 (Call 11/14/34)	1,233	1,498,723
4.55%, 03/15/35 (Call 09/15/34)(a)	2,150	2,607,938
4.63%, 10/01/42 (Call 04/01/42)(a)	400	481,130
4.70%, 05/14/45 (Call 11/14/44)	2,131	2,586,626
4.75%, 03/15/45 (Call 09/15/44)(a)	1,144	1,401,688
4.85%, 06/15/44 (Call 12/15/43)(a)	810	1,002,856
4.88%, 11/14/48 (Call 05/14/48)	1,235	1,565,480
AmerisourceBergen Corp.
4.25%, 03/01/45 (Call 09/01/44)	200	228,220
4.30%, 12/15/47 (Call 06/15/47)	759	874,796
AstraZeneca PLC
2.13%, 08/06/50 (Call 02/06/50)(b)	365	328,344
4.00%, 09/18/42	508	619,639
4.38%, 11/16/45	695	894,470
4.38%, 08/17/48 (Call 02/17/48)	1,024	1,334,315
6.45%, 09/15/37	2,290	3,430,243
Bayer U.S. Finance II LLC
3.95%, 04/15/45 (Call 10/15/44)(a)	640	653,979
4.20%, 07/15/34 (Call 01/15/34)(a)	1,011	1,103,940
4.40%, 07/15/44 (Call 01/15/44)(a)	859	949,577
4.63%, 06/25/38 (Call 12/25/37)(a)(b)	892	1,043,933
4.65%, 11/15/43 (Call 05/15/43)(a)	74	80,300
4.70%, 07/15/64 (Call 01/15/64)(a)	760	854,724

Security	Par (000)	Value

Pharmaceuticals (continued)
4.88%, 06/25/48 (Call 12/25/47)(a)(b)	$1,000	$1,202,612
5.50%, 07/30/35(a)	100	121,791
Becton Dickinson and Co.
3.79%, 05/20/50 (Call 11/20/49)	780	868,953
4.67%, 06/06/47 (Call 12/06/46)	1,181	1,461,739
4.69%, 12/15/44 (Call 06/15/44)	1,154	1,412,020
Bristol-Myers Squibb Co.
3.25%, 08/01/42	1,244	1,390,793
4.13%, 06/15/39 (Call 12/15/38)	1,106	1,364,944
4.25%, 10/26/49 (Call 04/26/49)	2,841	3,629,628
4.35%, 11/15/47 (Call 05/15/47)	675	864,012
4.50%, 03/01/44 (Call 09/01/43)	690	940,850
4.55%, 02/20/48 (Call 08/20/47)	1,575	2,083,476
4.63%, 05/15/44 (Call 11/15/43)	560	733,578
5.00%, 08/15/45 (Call 02/15/45)	1,419	1,954,457
5.25%, 08/15/43	430	603,673
Cardinal Health Inc.
4.37%, 06/15/47 (Call 12/15/46)	495	540,207
4.50%, 11/15/44 (Call 05/15/44)	173	188,504
4.60%, 03/15/43(b)	533	586,452
4.90%, 09/15/45 (Call 03/15/45)(b)	515	591,880
Cigna Corp.
3.20%, 03/15/40 (Call 09/15/39)	475	501,554
3.40%, 03/15/50 (Call 09/15/49)	1,525	1,604,245
3.88%, 10/15/47 (Call 04/15/47)	917	1,025,731
4.80%, 08/15/38 (Call 02/15/38)	2,165	2,690,458
4.80%, 07/15/46 (Call 01/16/46)	446	560,519
4.90%, 12/15/48 (Call 06/15/48)	2,470	3,192,549
5.38%, 02/15/42 (Call 08/15/41)	425	542,918
6.13%, 11/15/41	205	292,405
CVS Health Corp.
2.70%, 08/21/40 (Call 02/21/40)	1,343	1,282,165
4.13%, 04/01/40 (Call 10/01/39)	775	879,607
4.25%, 04/01/50 (Call 10/01/49)	440	514,105
4.78%, 03/25/38 (Call 09/25/37)	3,575	4,317,927
4.88%, 07/20/35 (Call 01/20/35)(b)	860	1,077,945
5.05%, 03/25/48 (Call 09/25/47)(b)	6,092	7,726,373
5.13%, 07/20/45 (Call 01/20/45)	2,820	3,569,380
5.30%, 12/05/43 (Call 06/05/43)	1,008	1,287,835
Eli Lilly & Co.
2.25%, 05/15/50 (Call 11/15/49)	1,233	1,149,840
2.50%, 09/15/60 (Call 03/15/60)	625	585,370
3.70%, 03/01/45 (Call 09/01/44)	25	29,872
3.88%, 03/15/39 (Call 09/15/38)(b)	1,050	1,266,581
3.95%, 05/15/47 (Call 11/15/46)	675	828,803
3.95%, 03/15/49 (Call 09/15/48)	498	617,317
4.15%, 03/15/59 (Call 09/15/58)	1,153	1,493,399
5.95%, 11/15/37	50	72,994
GlaxoSmithKline Capital Inc.
4.20%, 03/18/43	895	1,138,874
5.38%, 04/15/34	635	878,267
6.38%, 05/15/38	1,870	2,847,147
Johnson & Johnson
2.10%, 09/01/40 (Call 03/01/40)	618	601,234
2.25%, 09/01/50 (Call 03/01/50)	1,190	1,161,851
2.45%, 09/01/60 (Call 03/01/60)(b)	387	383,150
3.40%, 01/15/38 (Call 07/15/37)	760	890,322
3.50%, 01/15/48 (Call 07/15/47)(b)	941	1,152,865
3.55%, 03/01/36 (Call 09/01/35)(b)	869	1,038,498
3.63%, 03/03/37 (Call 09/03/36)	1,150	1,371,554

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
3.70%, 03/01/46 (Call 09/01/45)	$905	$1,120,045
3.75%, 03/03/47 (Call 09/03/46)	1,320	1,656,224
4.38%, 12/05/33 (Call 06/05/33)	1,167	1,525,781
4.50%, 09/01/40(b)	360	483,876
4.50%, 12/05/43 (Call 06/05/43)	310	418,809
4.85%, 05/15/41	336	465,421
4.95%, 05/15/33	371	508,348
5.85%, 07/15/38	575	871,782
5.95%, 08/15/37	950	1,447,667
McKesson Corp.
4.88%, 03/15/44 (Call 09/15/43)(b)	450	536,101
6.00%, 03/01/41 (Call 09/01/40)	20	26,738
Mead Johnson Nutrition Co.
4.60%, 06/01/44 (Call 12/01/43)	888	1,171,136
5.90%, 11/01/39	140	198,384
Merck & Co. Inc.
2.35%, 06/24/40 (Call 12/24/39)	1,359	1,366,685
2.45%, 06/24/50 (Call 12/24/49)	845	837,972
3.60%, 09/15/42 (Call 03/15/42)	730	868,663
3.70%, 02/10/45 (Call 08/10/44)	1,656	1,964,496
3.90%, 03/07/39 (Call 09/07/38)(b)	1,245	1,538,067
4.00%, 03/07/49 (Call 09/07/48)	1,120	1,411,766
4.15%, 05/18/43	1,410	1,762,813
6.50%, 12/01/33	27	41,257
6.55%, 09/15/37(b)	75	120,271
Merck Sharp & Dohme Corp., 5.75%, 11/15/36(b)	25	35,109
Mylan Inc.
5.20%, 04/15/48 (Call 10/15/47)	615	764,296
5.40%, 11/29/43 (Call 05/29/43)	600	742,791
Mylan NV, 5.25%, 06/15/46 (Call 12/15/45)	735	911,599
Novartis Capital Corp.
2.75%, 08/14/50 (Call 02/14/50)	1,040	1,100,010
3.70%, 09/21/42	429	522,799
4.00%, 11/20/45 (Call 05/20/45)	995	1,269,161
4.40%, 05/06/44	1,461	1,945,743
Perrigo Finance Unlimited Co., 4.90%, 12/15/44 (Call 06/15/44)(b)	410	437,606
Pfizer Inc.
2.55%, 05/28/40 (Call 11/28/39)	1,125	1,158,975
2.70%, 05/28/50 (Call 11/28/49)	608	620,784
3.90%, 03/15/39 (Call 09/15/38)	895	1,080,770
4.00%, 12/15/36	780	959,529
4.00%, 03/15/49 (Call 09/15/48)	1,294	1,635,579
4.10%, 09/15/38 (Call 03/15/38)	610	749,596
4.13%, 12/15/46	754	962,779
4.20%, 09/15/48 (Call 03/15/48)	1,139	1,480,734
4.30%, 06/15/43	1,001	1,282,252
4.40%, 05/15/44	715	932,912
5.60%, 09/15/40	565	803,288
7.20%, 03/15/39	1,360	2,254,958
Takeda Pharmaceutical Co. Ltd.
3.03%, 07/09/40 (Call 01/09/40)	1,070	1,100,216
3.18%, 07/09/50 (Call 01/09/50)(b)	2,015	2,046,490
3.38%, 07/09/60 (Call 01/09/60)(b)	680	706,740
Upjohn Inc.
3.85%, 06/22/40 (Call 12/22/39)(a)	860	925,342
4.00%, 06/22/50 (Call 12/22/49)(a)	1,250	1,323,297
Wyeth LLC
5.95%, 04/01/37	1,256	1,844,410
6.00%, 02/15/36	253	364,517

Security	Par (000)	Value

Pharmaceuticals (continued)
6.50%, 02/01/34	$1,014	$1,574,130
Zoetis Inc.
3.00%, 05/15/50 (Call 11/15/49)	385	404,009
3.95%, 09/12/47 (Call 03/12/47)	956	1,149,414
4.45%, 08/20/48 (Call 02/20/48)(b)	555	712,361
4.70%, 02/01/43 (Call 08/01/42)	366	480,951

		161,347,400

Pipelines — 3.8%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47(a)	1,665	1,983,581
Cameron LNG LLC
2.90%, 07/15/31 (Call 04/15/31)(a)	100	108,303
3.30%, 01/15/35 (Call 09/15/34)(a)	1,375	1,528,926
3.70%, 01/15/39 (Call 07/15/38)(a)	370	409,023
Colonial Pipeline Co.
4.25%, 04/15/48 (Call 10/15/47)(a)	355	401,601
7.63%, 04/15/32(a)	85	120,776
Columbia Pipeline Group Inc., 5.80%, 06/01/45 (Call 12/01/44)	445	575,210
El Paso Natural Gas Co. LLC, 8.38%, 06/15/32	50	68,928
Enable Midstream Partners LP, 5.00%, 05/15/44 (Call 11/15/43)	170	140,569
Enbridge Energy Partners LP
5.50%, 09/15/40 (Call 03/15/40)	468	550,744
7.38%, 10/15/45 (Call 04/15/45)	487	707,023
Series B, 7.50%, 04/15/38	250	343,453
Enbridge Inc.
4.00%, 11/15/49 (Call 05/15/49)	430	447,375
4.50%, 06/10/44 (Call 12/10/43)	215	238,030
5.50%, 12/01/46 (Call 06/01/46)	730	916,026
Energy Transfer Operating LP
4.90%, 03/15/35 (Call 09/15/34)	500	491,862
5.00%, 05/15/50 (Call 11/15/49)	1,880	1,756,082
5.15%, 02/01/43 (Call 08/01/42)	410	382,289
5.15%, 03/15/45 (Call 09/15/44)	791	735,407
5.30%, 04/15/47 (Call 10/15/46)	740	705,019
5.95%, 10/01/43 (Call 04/01/43)	355	356,857
6.00%, 06/15/48 (Call 12/15/47)	700	717,070
6.05%, 06/01/41 (Call 12/01/40)	115	117,810
6.13%, 12/15/45 (Call 06/15/45)	743	755,665
6.25%, 04/15/49 (Call 10/15/48)	1,310	1,383,278
6.50%, 02/01/42 (Call 08/01/41)	715	762,603
6.63%, 10/15/36	205	223,446
7.50%, 07/01/38	1,370	1,580,543
Series 20Y, 5.80%, 06/15/38 (Call 12/15/37)	200	203,920
Enterprise Products Operating LLC
3.20%, 02/15/52 (Call 08/15/51)	915	845,450
3.70%, 01/31/51 (Call 07/31/50)	1,000	989,012
3.95%, 01/31/60 (Call 07/31/59)	925	906,584
4.20%, 01/31/50 (Call 07/31/49)	1,265	1,367,806
4.25%, 02/15/48 (Call 08/15/47)	840	901,531
4.45%, 02/15/43 (Call 08/15/42)	890	958,196
4.80%, 02/01/49 (Call 08/01/48)	1,010	1,170,187
4.85%, 08/15/42 (Call 02/15/42)	923	1,053,378
4.85%, 03/15/44 (Call 09/15/43)	1,175	1,327,622
4.90%, 05/15/46 (Call 11/15/45)	1,296	1,456,646
4.95%, 10/15/54 (Call 04/15/54)	225	254,740
5.10%, 02/15/45 (Call 08/15/44)	875	1,028,986
5.70%, 02/15/42	249	310,046
5.95%, 02/01/41	430	547,185
6.13%, 10/15/39	660	854,311

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
6.45%, 09/01/40	$100	$132,641
7.55%, 04/15/38	265	375,012
Series D, 6.88%, 03/01/33	328	436,152
Series H, 6.65%, 10/15/34	141	189,905
Series J, 5.75%, 03/01/35	75	93,833
Gulfstream Natural Gas System LLC, 5.95%, 10/15/45 (Call 04/15/45)(a)	200	247,684
Kinder Morgan Energy Partners LP
4.70%, 11/01/42 (Call 05/01/42)	655	691,745
5.00%, 08/15/42 (Call 02/15/42)	535	586,259
5.00%, 03/01/43 (Call 09/01/42)	575	626,660
5.40%, 09/01/44 (Call 03/01/44)	465	529,526
5.50%, 03/01/44 (Call 09/01/43)	740	850,272
5.63%, 09/01/41	70	79,797
5.80%, 03/15/35	400	476,371
6.38%, 03/01/41	580	710,971
6.50%, 02/01/37	200	244,818
6.50%, 09/01/39	503	626,700
6.55%, 09/15/40	425	530,227
6.95%, 01/15/38	1,140	1,468,675
7.30%, 08/15/33	76	102,526
7.40%, 03/15/31	148	191,627
7.50%, 11/15/40	355	470,428
7.75%, 03/15/32	180	241,935
Kinder Morgan Inc.
3.25%, 08/01/50 (Call 02/01/50)(b)	750	676,518
5.05%, 02/15/46 (Call 08/15/45)	656	736,688
5.20%, 03/01/48 (Call 09/01/47)	428	494,869
5.30%, 12/01/34 (Call 06/01/34)	825	955,812
5.55%, 06/01/45 (Call 12/01/44)	1,560	1,826,439
7.75%, 01/15/32	827	1,131,269
7.80%, 08/01/31	41	54,818
Magellan Midstream Partners LP
3.95%, 03/01/50 (Call 09/01/49)	475	479,178
4.20%, 03/15/45 (Call 09/15/44)	155	153,301
4.20%, 10/03/47 (Call 04/03/47)	358	368,293
4.25%, 09/15/46 (Call 03/15/46)	245	253,393
4.85%, 02/01/49 (Call 08/01/48)	598	676,256
5.15%, 10/15/43 (Call 04/15/43)	1,000	1,170,939
MPLX LP
4.50%, 04/15/38 (Call 10/15/37)	1,457	1,475,841
4.70%, 04/15/48 (Call 10/15/47)	1,220	1,208,420
4.90%, 04/15/58 (Call 10/15/57)	220	218,643
5.20%, 03/01/47 (Call 09/01/46)	639	671,696
5.20%, 12/01/47 (Call 06/01/47)	269	278,713
5.50%, 02/15/49 (Call 08/15/48)	1,558	1,726,762
NGPL PipeCo LLC, 7.77%, 12/15/37(a)	595	736,645
Northern Natural Gas Co., 4.30%, 01/15/49 (Call 07/15/48)(a)	270	312,709
ONEOK Inc.
4.45%, 09/01/49 (Call 03/01/49)	797	703,649
4.50%, 03/15/50 (Call 09/15/49)	105	93,108
4.95%, 07/13/47 (Call 01/06/47)	685	647,527
5.20%, 07/15/48 (Call 01/15/48)	789	767,219
6.00%, 06/15/35	230	250,832
7.15%, 01/15/51 (Call 07/15/50)	530	620,361
ONEOK Partners LP
6.13%, 02/01/41 (Call 08/01/40)	668	692,563
6.20%, 09/15/43 (Call 03/15/43)	295	314,579
6.65%, 10/01/36	335	369,850

Security	Par (000)	Value

Pipelines (continued)
6.85%, 10/15/37	$375	$420,046
Phillips 66 Partners LP
4.68%, 02/15/45 (Call 08/15/44)	320	317,112
4.90%, 10/01/46 (Call 04/01/46)	835	840,440
Plains All American Pipeline LP/PAA Finance Corp.
4.30%, 01/31/43 (Call 07/31/42)	365	303,347
4.70%, 06/15/44 (Call 12/15/43)	282	247,779
4.90%, 02/15/45 (Call 08/15/44)	610	550,287
5.15%, 06/01/42 (Call 12/01/41)	575	527,042
6.65%, 01/15/37	334	354,739
Sabal Trail Transmission LLC
4.68%, 05/01/38 (Call 11/01/37)(a)	205	235,201
4.83%, 05/01/48 (Call 11/01/47)(a)	240	281,472
Southern Natural Gas Co. LLC
4.80%, 03/15/47 (Call 09/15/46)(a)	160	172,326
8.00%, 03/01/32	200	279,871
Spectra Energy Partners LP
4.50%, 03/15/45 (Call 09/15/44)	675	738,474
5.95%, 09/25/43 (Call 03/25/43)	345	432,859
Sunoco Logistics Partners Operations LP
4.95%, 01/15/43 (Call 07/15/42)	410	367,150
5.30%, 04/01/44 (Call 10/01/43)	616	578,888
5.35%, 05/15/45 (Call 11/15/44)	650	619,040
5.40%, 10/01/47 (Call 04/01/47)	1,240	1,195,229
6.10%, 02/15/42	225	228,568
Tennessee Gas Pipeline Co. LLC, 7.63%, 04/01/37	100	132,095
Texas Eastern Transmission LP
4.15%, 01/15/48 (Call 07/15/47)(a)	643	670,309
7.00%, 07/15/32	270	360,737
TransCanada PipeLines Ltd.
4.63%, 03/01/34 (Call 12/01/33)	670	774,102
4.75%, 05/15/38 (Call 11/15/37)	470	552,949
4.88%, 05/15/48 (Call 11/15/47)	795	966,626
5.00%, 10/16/43 (Call 04/16/43)	424	508,287
5.10%, 03/15/49 (Call 09/15/48)	996	1,258,457
5.60%, 03/31/34	250	312,614
5.85%, 03/15/36	250	325,036
6.10%, 06/01/40	509	673,227
6.20%, 10/15/37	878	1,186,428
7.25%, 08/15/38	555	806,715
7.63%, 01/15/39	1,146	1,740,712
Transcontinental Gas Pipe Line Co. LLC
3.95%, 05/15/50 (Call 11/15/49)(a)	600	612,326
4.45%, 08/01/42 (Call 02/01/42)	500	532,730
4.60%, 03/15/48 (Call 09/15/47)	705	773,248
5.40%, 08/15/41 (Call 02/15/41)	201	237,921
Williams Companies Inc. (The)
4.85%, 03/01/48 (Call 09/01/47)	765	837,142
4.90%, 01/15/45 (Call 07/15/44)	755	804,086
5.10%, 09/15/45 (Call 03/15/45)	678	755,272
5.40%, 03/04/44 (Call 09/04/43)	500	547,490
5.75%, 06/24/44 (Call 12/24/43)	520	601,387
5.80%, 11/15/43 (Call 05/15/43)	235	271,241
6.30%, 04/15/40	995	1,204,988
8.75%, 03/15/32	563	796,426
Series A, 7.50%, 01/15/31	105	135,042

		89,721,216

Private Equity — 0.1%
Apollo Management Holdings LP, 5.00%, 03/15/48 (Call 09/15/47)(a)	85	100,201

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Private Equity (continued)
Carlyle Finance LLC, 5.65%, 09/15/48 (Call 03/15/48)(a)(b)	$325	$412,897
Carlyle Holdings II Finance LLC, 5.63%, 03/30/43(a)(b)	311	386,775
KKR Group Finance Co. III LLC, 5.13%, 06/01/44 (Call 12/01/43)(a)	665	813,186
KKR Group Finance Co. VIII LLC, 3.50%, 08/25/50 (Call 02/25/50)(a)	100	101,006

		1,814,065

Real Estate Investment Trusts — 1.4%
Alexandria Real Estate Equities Inc.
1.88%, 02/01/33 (Call 11/01/32)	657	639,126
3.38%, 08/15/31 (Call 05/15/31)	725	813,291
4.00%, 02/01/50 (Call 08/01/49)	635	747,350
4.85%, 04/15/49 (Call 10/15/48)	525	690,921
American Tower Corp.
3.10%, 06/15/50 (Call 12/15/49)	1,100	1,076,385
3.70%, 10/15/49 (Call 04/15/49)	718	774,311
AvalonBay Communities Inc.
3.90%, 10/15/46 (Call 04/15/46)	601	703,703
4.15%, 07/01/47 (Call 01/01/47)	450	549,052
4.35%, 04/15/48 (Call 10/15/47)	84	105,350
Camden Property Trust, 3.35%, 11/01/49 (Call 05/01/49)	595	637,696
Crown Castle International Corp.
3.25%, 01/15/51 (Call 07/15/50)	248	247,302
4.00%, 11/15/49 (Call 05/15/49)	538	598,282
4.15%, 07/01/50 (Call 01/01/50)	482	551,561
4.75%, 05/15/47 (Call 11/15/46)	133	163,485
5.20%, 02/15/49 (Call 08/15/48)	952	1,230,567
Duke Realty LP, 3.05%, 03/01/50 (Call 09/01/49)	652	673,268
Equinix Inc.
2.95%, 09/15/51 (Call 03/15/51)	360	351,778
3.00%, 07/15/50 (Call 01/15/50)	720	703,995
ERP Operating LP
4.00%, 08/01/47 (Call 02/01/47)	125	147,717
4.50%, 07/01/44 (Call 01/01/44)	395	493,343
4.50%, 06/01/45 (Call 12/01/44)(b)	670	843,628
Essex Portfolio LP
2.65%, 03/15/32 (Call 12/15/31)(b)	215	223,185
2.65%, 09/01/50 (Call 03/01/50)	200	182,472
4.50%, 03/15/48 (Call 09/15/47)	355	441,348
Federal Realty Investment Trust
3.63%, 08/01/46 (Call 02/01/46)(b)	495	485,421
4.50%, 12/01/44 (Call 06/01/44)	432	484,323
Healthpeak Properties Inc., 6.75%, 02/01/41 (Call 08/01/40)	205	291,221
Kilroy Realty LP, 2.50%, 11/15/32 (Call 08/15/32)	662	642,407
Kimco Realty Corp.
3.70%, 10/01/49 (Call 04/01/49)	434	423,027
4.13%, 12/01/46 (Call 06/01/46)	51	52,573
4.25%, 04/01/45 (Call 10/01/44)(b)	625	655,556
4.45%, 09/01/47 (Call 03/01/47)	373	397,034
National Retail Properties Inc., 3.10%, 04/15/50 (Call 10/15/49)	880	771,192
Prologis LP
2.13%, 10/15/50 (Call 04/15/50)	800	717,777
3.00%, 04/15/50 (Call 10/15/49)	812	866,995
4.38%, 09/15/48 (Call 03/15/48)	235	310,696
Realty Income Corp., 4.65%, 03/15/47 (Call 09/15/46)	695	886,324
Regency Centers LP
4.40%, 02/01/47 (Call 08/01/46)	385	422,918
4.65%, 03/15/49 (Call 09/15/48)	194	219,925

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Simon Property Group LP
3.25%, 09/13/49 (Call 03/13/49)	$1,549	$1,402,387
3.80%, 07/15/50 (Call 01/15/50)	171	168,494
4.25%, 10/01/44 (Call 04/01/44)	545	575,759
4.25%, 11/30/46 (Call 05/30/46)	285	301,402
4.75%, 03/15/42 (Call 09/15/41)	531	593,579
6.75%, 02/01/40 (Call 11/01/39)	560	777,172
Trust F/1401
6.39%, 01/15/50 (Call 07/15/49)(a)	600	623,250
6.95%, 01/30/44 (Call 07/30/43)(a)	200	219,241
UDR Inc.
2.10%, 08/01/32 (Call 05/01/32)(b)	980	965,897
3.00%, 08/15/31 (Call 05/15/31)(b)	665	716,214
3.10%, 11/01/34 (Call 08/01/34)(b)	95	102,611
Ventas Realty LP
4.38%, 02/01/45 (Call 08/01/44)	600	618,443
4.88%, 04/15/49 (Call 10/15/48)	223	248,307
5.70%, 09/30/43 (Call 03/30/43)	241	294,644
WEA Finance LLC, 4.63%, 09/20/48 (Call 03/20/48)(a)(b)	100	96,687
WEA Finance LLC/Westfield UK & Europe Finance PLC, 4.75%, 09/17/44 (Call 03/17/44)(a)	280	276,343
Welltower Inc.
4.95%, 09/01/48 (Call 03/01/48)	460	553,624
6.50%, 03/15/41 (Call 09/15/40)	495	652,824
Weyerhaeuser Co.
6.88%, 12/15/33	82	113,341
7.38%, 03/15/32	1,090	1,583,432

		32,100,156

Retail — 2.9%
Alimentation Couche-Tard Inc.
3.80%, 01/25/50 (Call 07/25/49)(a)	855	928,131
4.50%, 07/26/47 (Call 01/26/47)(a)	385	457,189
Costco Wholesale Corp., 1.75%, 04/20/32 (Call 01/20/32)	1,002	1,020,333
Darden Restaurants Inc., 4.55%, 02/15/48 (Call 08/15/47)	330	335,387
Dollar General Corp., 4.13%, 04/03/50 (Call 10/03/49)	651	780,648
Home Depot Inc. (The)
3.13%, 12/15/49 (Call 06/15/49)	1,156	1,263,952
3.30%, 04/15/40 (Call 10/15/39)	733	833,528
3.35%, 04/15/50 (Call 10/15/49)	1,050	1,186,501
3.50%, 09/15/56 (Call 03/15/56)	637	737,999
3.90%, 06/15/47 (Call 12/15/46)	1,188	1,440,328
4.20%, 04/01/43 (Call 10/01/42)	1,106	1,383,508
4.25%, 04/01/46 (Call 10/01/45)	1,120	1,427,965
4.40%, 03/15/45 (Call 09/15/44)	1,030	1,320,849
4.50%, 12/06/48 (Call 06/06/48)	1,176	1,560,116
4.88%, 02/15/44 (Call 08/15/43)	1,060	1,445,939
5.40%, 09/15/40 (Call 03/15/40)	562	794,134
5.88%, 12/16/36	2,428	3,588,057
5.95%, 04/01/41 (Call 10/01/40)	805	1,208,918
Kohl’s Corp., 5.55%, 07/17/45 (Call 01/17/45)	335	303,155
Lowe’s Companies Inc.
3.00%, 10/15/50 (Call 04/15/50)	1,655	1,695,118
3.70%, 04/15/46 (Call 10/15/45)	1,734	1,969,207
4.05%, 05/03/47 (Call 11/03/46)	1,086	1,293,260
4.25%, 09/15/44 (Call 03/15/44)	146	169,801
4.38%, 09/15/45 (Call 03/15/45)	578	713,357
4.65%, 04/15/42 (Call 10/15/41)	569	726,157
5.00%, 04/15/40 (Call 10/15/39)	115	150,999
5.00%, 09/15/43 (Call 03/15/43)	30	38,340

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
McDonald’s Corp.
3.63%, 05/01/43	$996	$1,118,054
3.63%, 09/01/49 (Call 03/01/49)	1,086	1,209,771
3.70%, 02/15/42	646	729,733
4.20%, 04/01/50 (Call 10/01/49)	325	393,728
4.45%, 03/01/47 (Call 09/01/46)	525	645,128
4.45%, 09/01/48 (Call 03/01/48)	920	1,143,711
4.60%, 05/26/45 (Call 11/26/44)	815	1,015,093
4.70%, 12/09/35 (Call 06/09/35)	913	1,165,672
4.88%, 07/15/40	246	316,116
4.88%, 12/09/45 (Call 06/09/45)	1,015	1,319,094
5.70%, 02/01/39	608	834,904
6.30%, 10/15/37	691	1,017,646
6.30%, 03/01/38	439	648,445
Starbucks Corp.
3.35%, 03/12/50 (Call 09/12/49)	329	342,690
3.50%, 11/15/50 (Call 05/15/50)	723	770,147
3.75%, 12/01/47 (Call 06/01/47)	725	794,400
4.30%, 06/15/45 (Call 12/15/44)	315	371,077
4.45%, 08/15/49 (Call 02/15/49)	978	1,190,145
4.50%, 11/15/48 (Call 05/15/48)	950	1,169,975
Target Corp.
3.63%, 04/15/46	810	990,840
3.90%, 11/15/47 (Call 05/15/47)	617	785,034
4.00%, 07/01/42	1,000	1,283,795
Tiffany & Co., 4.90%, 10/01/44 (Call 04/01/44)(b)	379	523,182
TJX Companies Inc. (The), 4.50%, 04/15/50 (Call 10/15/49)	990	1,311,350
Walgreen Co., 4.40%, 09/15/42	655	688,378
Walgreens Boots Alliance Inc.
4.50%, 11/18/34 (Call 05/18/34)	508	570,150
4.65%, 06/01/46 (Call 12/01/45)	285	307,341
4.80%, 11/18/44 (Call 05/18/44)	790	867,708
Walmart Inc.
2.95%, 09/24/49 (Call 03/24/49)	1,325	1,470,910
3.63%, 12/15/47 (Call 06/15/47)	645	786,670
3.95%, 06/28/38 (Call 12/28/37)	838	1,048,673
4.00%, 04/11/43 (Call 10/11/42)	805	1,013,967
4.05%, 06/29/48 (Call 12/29/47)	2,510	3,262,182
4.30%, 04/22/44 (Call 10/22/43)	395	516,150
4.75%, 10/02/43 (Call 04/02/43)	360	480,269
5.00%, 10/25/40	530	740,183
5.25%, 09/01/35	1,870	2,702,345
5.63%, 04/01/40	780	1,166,976
5.63%, 04/15/41	743	1,124,214
6.20%, 04/15/38(b)	535	849,363
6.50%, 08/15/37	345	551,337

		68,009,422

Semiconductors — 1.6%
Analog Devices Inc.
4.50%, 12/05/36 (Call 06/05/36)	455	537,800
5.30%, 12/15/45 (Call 06/15/45)	145	198,770
Applied Materials Inc.
2.75%, 06/01/50 (Call 12/01/49)	945	964,466
4.35%, 04/01/47 (Call 10/01/46)(b)	681	896,725
5.10%, 10/01/35 (Call 04/01/35)	435	600,666
5.85%, 06/15/41	578	861,875
Broadcom Inc.
4.15%, 11/15/30 (Call 08/15/30)	1,800	2,016,494
4.30%, 11/15/32 (Call 08/15/32)(b)	1,703	1,941,462

Security	Par (000)	Value

Semiconductors (continued)
Intel Corp.
3.10%, 02/15/60 (Call 08/15/59)	$323	$343,402
3.25%, 11/15/49 (Call 05/15/49)	1,720	1,896,586
3.73%, 12/08/47 (Call 06/08/47)	1,605	1,886,571
4.00%, 12/15/32	1,420	1,761,813
4.10%, 05/19/46 (Call 11/19/45)	1,515	1,887,870
4.10%, 05/11/47 (Call 11/11/46)	840	1,040,394
4.25%, 12/15/42(b)	300	374,690
4.60%, 03/25/40 (Call 09/25/39)	136	178,664
4.75%, 03/25/50 (Call 09/25/49)	1,975	2,693,853
4.80%, 10/01/41	535	710,295
4.90%, 07/29/45 (Call 01/29/45)	490	678,298
4.95%, 03/25/60 (Call 09/25/59)	768	1,114,486
KLA Corp.
3.30%, 03/01/50 (Call 08/28/49)	995	1,045,103
5.00%, 03/15/49 (Call 09/15/48)	211	281,393
5.65%, 11/01/34 (Call 07/01/34)	262	347,385
Lam Research Corp.
2.88%, 06/15/50 (Call 12/15/49)	1,157	1,189,287
3.13%, 06/15/60 (Call 12/15/59)	610	643,013
4.88%, 03/15/49 (Call 09/15/48)	625	868,425
NVIDIA Corp.
3.50%, 04/01/40 (Call 10/01/39)	1,154	1,337,345
3.50%, 04/01/50 (Call 10/01/49)	1,020	1,184,485
3.70%, 04/01/60 (Call 10/01/59)	750	876,107
QUALCOMM Inc.
1.65%, 05/20/32 (Call 02/20/32)(a)	1,067	1,043,898
3.25%, 05/20/50 (Call 11/20/49)	710	782,303
4.30%, 05/20/47 (Call 11/20/46)	806	1,026,324
4.65%, 05/20/35 (Call 11/20/34)	979	1,284,592
4.80%, 05/20/45 (Call 11/20/44)(b)	1,288	1,733,996
Texas Instruments Inc.
3.88%, 03/15/39 (Call 09/15/38)	823	1,004,563
4.15%, 05/15/48 (Call 11/15/47)	1,110	1,451,056

		38,684,455

Software — 2.7%
Activision Blizzard Inc.
2.50%, 09/15/50 (Call 03/15/50)	790	711,650
4.50%, 06/15/47 (Call 12/15/46)	550	689,262
Fidelity National Information Services Inc., Series 30Y, 4.75%, 05/15/48 (Call 11/15/47)	365	462,795
Fiserv Inc., 4.40%, 07/01/49 (Call 01/01/49)	1,541	1,908,375
Microsoft Corp.
2.53%, 06/01/50 (Call 12/01/49)	7,275	7,414,392
2.68%, 06/01/60 (Call 12/01/59)	4,903	5,006,118
3.45%, 08/08/36 (Call 02/08/36)	1,312	1,577,946
3.50%, 02/12/35 (Call 08/12/34)	1,330	1,614,935
3.50%, 11/15/42	875	1,059,179
3.70%, 08/08/46 (Call 02/08/46)	2,454	3,015,795
3.75%, 02/12/45 (Call 08/12/44)	1,000	1,237,063
3.95%, 08/08/56 (Call 02/08/56)	1,616	2,074,063
4.00%, 02/12/55 (Call 08/12/54)	125	165,432
4.10%, 02/06/37 (Call 08/06/36)	1,452	1,856,112
4.20%, 11/03/35 (Call 05/03/35)	805	1,050,590
4.25%, 02/06/47 (Call 08/06/46)(b)	123	167,135
4.45%, 11/03/45 (Call 05/03/45)(b)	1,300	1,787,812
4.50%, 10/01/40	208	282,248
4.50%, 02/06/57 (Call 08/06/56)	110	155,591
5.20%, 06/01/39	10	14,548

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
Oracle Corp.
3.60%, 04/01/40 (Call 10/01/39)	$2,375	$2,649,248
3.60%, 04/01/50 (Call 10/01/49)	2,925	3,211,318
3.80%, 11/15/37 (Call 05/15/37)	1,415	1,634,692
3.85%, 07/15/36 (Call 01/15/36)	1,040	1,213,789
3.85%, 04/01/60 (Call 10/01/59)	2,652	3,008,555
3.90%, 05/15/35 (Call 11/15/34)	1,438	1,718,252
4.00%, 07/15/46 (Call 01/15/46)	2,913	3,374,069
4.00%, 11/15/47 (Call 05/15/47)	1,619	1,876,908
4.13%, 05/15/45 (Call 11/15/44)	1,385	1,626,361
4.30%, 07/08/34 (Call 01/08/34)	1,650	2,049,229
4.38%, 05/15/55 (Call 11/15/54)	1,324	1,636,505
4.50%, 07/08/44 (Call 01/08/44)	734	900,696
5.38%, 07/15/40	1,772	2,441,422
6.13%, 07/08/39	1,115	1,656,334
6.50%, 04/15/38(b)	881	1,357,309

		62,605,728

Telecommunications — 6.7%
America Movil SAB de CV
4.38%, 07/16/42(b)	753	904,366
4.38%, 04/22/49 (Call 10/22/48)	950	1,163,503
6.13%, 11/15/37(b)	125	174,386
6.13%, 03/30/40	2,656	3,782,410
6.38%, 03/01/35	400	578,384
AT&T Inc.
2.25%, 02/01/32 (Call 11/01/31)	362	354,858
2.75%, 06/01/31 (Call 03/01/31)	175	181,642
3.10%, 02/01/43 (Call 08/01/42)	1,125	1,075,213
3.30%, 02/01/52 (Call 08/01/51)	2,685	2,459,131
3.50%, 06/01/41 (Call 12/01/40)	1,775	1,799,088
3.50%, 09/15/53 (Call 03/15/53)(a)	8,747	8,362,387
3.50%, 02/01/61 (Call 08/01/60)(b)	1,500	1,395,413
3.55%, 09/15/55 (Call 03/15/55)(a)(b)	9,724	9,211,214
3.65%, 06/01/51 (Call 12/01/50)	2,400	2,342,199
3.65%, 09/15/59 (Call 03/15/59)(a)	7,444	7,098,525
3.85%, 06/01/60 (Call 12/01/59)	2,586	2,553,343
4.30%, 12/15/42 (Call 06/15/42)	1,260	1,406,139
4.35%, 06/15/45 (Call 12/15/44)	578	640,637
4.50%, 05/15/35 (Call 11/15/34)	3,115	3,633,239
4.50%, 03/09/48 (Call 09/09/47)	2,467	2,761,216
4.55%, 03/09/49 (Call 09/09/48)	25	28,278
4.65%, 06/01/44 (Call 12/01/43)	660	736,399
4.75%, 05/15/46 (Call 11/15/45)(b)	1,057	1,219,491
4.80%, 06/15/44 (Call 12/15/43)	789	916,684
4.85%, 03/01/39 (Call 09/01/38)	1,506	1,795,483
4.90%, 08/15/37 (Call 02/14/37)	1,155	1,392,820
4.90%, 06/15/42	600	706,404
5.15%, 11/15/46 (Call 05/15/46)	25	30,394
5.25%, 03/01/37 (Call 09/01/36)	125	156,348
5.45%, 03/01/47 (Call 09/01/46)	250	315,204
5.55%, 08/15/41	25	31,626
5.65%, 02/15/47 (Call 08/15/46)	35	45,697
6.15%, 09/15/34	190	251,722
6.45%, 06/15/34	125	167,217
Bell Canada
4.30%, 07/29/49 (Call 01/29/49)	587	717,158
4.46%, 04/01/48 (Call 10/01/47)	984	1,229,163
British Telecommunications PLC
4.25%, 11/08/49 (Call 05/08/49)(a)	620	714,177
9.63%, 12/15/30	1,802	2,882,354

Security	Par (000)	Value

Telecommunications (continued)
Cisco Systems Inc.
5.50%, 01/15/40	$564	$820,883
5.90%, 02/15/39	2,560	3,817,057
Corning Inc.
3.90%, 11/15/49 (Call 05/15/49)	124	143,151
4.38%, 11/15/57 (Call 05/15/57)	501	583,269
4.70%, 03/15/37	265	315,375
4.75%, 03/15/42	661	811,409
5.35%, 11/15/48 (Call 05/15/48)	430	579,851
5.45%, 11/15/79 (Call 05/15/79)	779	982,489
5.75%, 08/15/40	315	410,746
5.85%, 11/15/68 (Call 05/15/68)	50	66,257
7.25%, 08/15/36 (Call 08/15/26)	100	126,187
Deutsche Telekom AG, 3.63%, 01/21/50 (Call 07/21/49)(a)	1,112	1,227,779
Deutsche Telekom International Finance BV
4.75%, 06/21/38 (Call 12/21/37)(a)(b)	785	976,376
4.88%, 03/06/42(a)	670	863,206
9.25%, 06/01/32	596	1,004,305
Juniper Networks Inc., 5.95%, 03/15/41	505	634,468
Motorola Solutions Inc., 5.50%, 09/01/44	610	718,750
Ooredoo International Finance Ltd., 4.50%, 01/31/43(a)(b)	520	667,098
Orange SA
5.38%, 01/13/42	900	1,245,585
5.50%, 02/06/44 (Call 08/06/43)	1,010	1,441,246
9.00%, 03/01/31	1,058	1,713,627
Rogers Communications Inc.
3.70%, 11/15/49 (Call 05/15/49)	900	994,330
4.30%, 02/15/48 (Call 08/15/47)	790	960,517
4.35%, 05/01/49 (Call 11/01/48)	929	1,129,280
4.50%, 03/15/43 (Call 09/15/42)	495	594,545
5.00%, 03/15/44 (Call 09/15/43)	950	1,222,833
5.45%, 10/01/43 (Call 04/01/43)	221	298,238
7.50%, 08/15/38	240	373,647
SES Global Americas Holdings GP, 5.30%, 03/25/44(a)	258	267,051
SES SA, 5.30%, 04/04/43(a)	100	104,096
Telefonica Emisiones SA
4.67%, 03/06/38	1,209	1,385,653
4.90%, 03/06/48	1,315	1,502,374
5.21%, 03/08/47	1,170	1,382,663
5.52%, 03/01/49 (Call 09/01/48)(b)	1,145	1,418,149
7.05%, 06/20/36	1,745	2,504,744
TELUS Corp.
4.30%, 06/15/49 (Call 12/15/48)	400	477,034
4.60%, 11/16/48 (Call 05/16/48)	788	979,456
T-Mobile USA Inc.
2.25%, 11/15/31 (Call 08/15/31)(a)	1,000	987,730
2.55%, 02/15/31 (Call 11/15/30)(a)	25	25,477
3.00%, 02/15/41 (Call 08/15/40)(a)	2,360	2,288,870
3.30%, 02/15/51 (Call 08/15/50)(a)	1,240	1,194,666
3.60%, 11/15/60 (Call 05/15/60)(a)	1,100	1,080,893
4.38%, 04/15/40 (Call 10/15/39)(a)	1,815	2,099,120
4.50%, 04/15/50 (Call 10/15/49)(a)	2,562	2,979,183
Verizon Communications Inc.
2.99%, 10/30/56 (Call 04/30/56)(a)	5,957	6,033,745
3.85%, 11/01/42 (Call 05/01/42)(b)	1,340	1,586,285
4.00%, 03/22/50 (Call 09/22/49)	2,090	2,518,276
4.13%, 08/15/46(b)	800	967,765
4.27%, 01/15/36	3,145	3,844,287
4.40%, 11/01/34 (Call 05/01/34)	3,145	3,884,792
4.50%, 08/10/33	3,780	4,697,533

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
4.52%, 09/15/48	$3,035	$3,901,943
4.67%, 03/15/55	405	540,188
4.75%, 11/01/41	1,968	2,566,744
4.81%, 03/15/39	1,470	1,908,955
4.86%, 08/21/46	2,352	3,125,606
5.01%, 04/15/49	64	88,535
5.01%, 08/21/54	35	49,021
7.75%, 12/01/30(b)	125	190,263
Vodafone Group PLC
4.25%, 09/17/50	1,010	1,163,543
4.38%, 02/19/43	1,527	1,800,349
4.88%, 06/19/49	1,426	1,764,736
5.00%, 05/30/38	647	804,435
5.13%, 06/19/59	639	809,365
5.25%, 05/30/48	2,414	3,126,113
6.15%, 02/27/37	903	1,258,669
6.25%, 11/30/32	580	770,385

		158,015,108

Toys, Games & Hobbies — 0.0%
Hasbro Inc.
5.10%, 05/15/44 (Call 11/15/43)(b)	350	367,435
6.35%, 03/15/40	510	615,249

		982,684

Transportation — 3.4%
Burlington Northern Santa Fe LLC
3.05%, 02/15/51 (Call 08/15/50)	50	54,231
3.55%, 02/15/50 (Call 08/15/49)	100	115,160
3.90%, 08/01/46 (Call 02/01/46)	500	594,726
4.05%, 06/15/48 (Call 12/15/47)	718	881,745
4.13%, 06/15/47 (Call 12/15/46)	74	91,105
4.15%, 04/01/45 (Call 10/01/44)	603	736,160
4.15%, 12/15/48 (Call 06/15/48)	685	852,399
4.38%, 09/01/42 (Call 03/01/42)	710	887,593
4.40%, 03/15/42 (Call 09/15/41)	1,115	1,388,133
4.45%, 03/15/43 (Call 09/15/42)	711	895,238
4.55%, 09/01/44 (Call 03/01/44)	856	1,093,351
4.70%, 09/01/45 (Call 03/01/45)	185	244,219
4.90%, 04/01/44 (Call 10/01/43)	805	1,081,173
4.95%, 09/15/41 (Call 03/15/41)	434	569,885
5.05%, 03/01/41 (Call 09/01/40)(b)	606	805,813
5.15%, 09/01/43 (Call 03/01/43)	705	959,070
5.40%, 06/01/41 (Call 12/01/40)	515	714,498
5.75%, 05/01/40 (Call 11/01/39)	864	1,224,749
6.15%, 05/01/37	600	880,910
6.20%, 08/15/36	200	292,908
Canadian National Railway Co.
2.45%, 05/01/50 (Call 11/01/49)	565	549,155
3.20%, 08/02/46 (Call 02/02/46)	463	513,061
3.65%, 02/03/48 (Call 08/03/47)	270	321,222
4.45%, 01/20/49 (Call 07/20/48)(b)	680	911,183
4.50%, 11/07/43 (Call 05/07/43)	50	62,613
6.20%, 06/01/36	805	1,208,127
6.25%, 08/01/34	186	280,013
6.38%, 11/15/37	419	640,805
6.71%, 07/15/36(b)	425	653,252
Canadian Pacific Railway Co.
4.80%, 09/15/35 (Call 03/15/35)	346	447,443
4.80%, 08/01/45 (Call 02/01/45)	730	963,132
5.75%, 03/15/33(b)	850	1,075,883

Security	Par (000)	Value

Transportation (continued)
5.95%, 05/15/37	$381	$554,852
6.13%, 09/15/2115 (Call 03/15/2115)	477	716,956
7.13%, 10/15/31	253	370,825
CSX Corp.
3.35%, 09/15/49 (Call 03/15/49)(b)	850	928,294
3.80%, 11/01/46 (Call 05/01/46)	653	744,912
3.80%, 04/15/50 (Call 10/15/49)	160	188,374
3.95%, 05/01/50 (Call 11/01/49)	480	578,250
4.10%, 03/15/44 (Call 09/15/43)	895	1,056,013
4.25%, 11/01/66 (Call 05/01/66)	817	1,000,814
4.30%, 03/01/48 (Call 09/01/47)	341	417,801
4.40%, 03/01/43 (Call 09/01/42)	425	512,441
4.50%, 03/15/49 (Call 09/15/48)	480	613,236
4.50%, 08/01/54 (Call 02/01/54)	318	404,318
4.65%, 03/01/68 (Call 09/01/67)	150	193,037
4.75%, 05/30/42 (Call 11/30/41)	436	551,282
4.75%, 11/15/48 (Call 05/15/48)	410	537,161
5.50%, 04/15/41 (Call 10/15/40)	400	544,856
6.00%, 10/01/36(b)	524	730,349
6.15%, 05/01/37	523	741,077
6.22%, 04/30/40	697	1,009,671
Empresa de los Ferrocarriles del Estado, 3.07%, 08/18/50 (Call 02/18/50)(a)(b)	920	855,600
Empresa de Transporte de Pasajeros Metro SA
4.70%, 05/07/50 (Call 11/07/49)(a)	685	828,165
5.00%, 01/25/47 (Call 07/25/46)(a)	400	494,000
FedEx Corp.
3.88%, 08/01/42	420	464,378
3.90%, 02/01/35	594	692,433
4.05%, 02/15/48 (Call 08/15/47)	969	1,118,614
4.10%, 04/15/43	352	399,562
4.10%, 02/01/45	508	575,438
4.40%, 01/15/47 (Call 07/15/46)	835	991,737
4.50%, 02/01/65	25	27,636
4.55%, 04/01/46 (Call 10/01/45)	902	1,092,862
4.75%, 11/15/45 (Call 05/15/45)	1,090	1,368,994
4.90%, 01/15/34	655	833,610
4.95%, 10/17/48 (Call 04/17/48)	681	874,922
5.10%, 01/15/44	760	977,596
5.25%, 05/15/50 (Call 11/15/49)	1,034	1,391,632
Kansas City Southern
4.20%, 11/15/69 (Call 05/15/69)	635	686,438
4.30%, 05/15/43 (Call 11/15/42)	560	593,790
4.70%, 05/01/48 (Call 11/01/47)	108	124,478
4.95%, 08/15/45 (Call 02/15/45)(b)	270	309,499
Norfolk Southern Corp.
3.05%, 05/15/50 (Call 11/15/49)	1,196	1,237,477
3.16%, 05/15/55 (Call 11/15/54)	655	676,472
3.40%, 11/01/49 (Call 05/01/49)	50	55,025
3.94%, 11/01/47 (Call 05/01/47)	643	751,170
3.95%, 10/01/42 (Call 04/01/42)	440	508,516
4.05%, 08/15/52 (Call 02/15/52)	1,093	1,323,953
4.10%, 05/15/49 (Call 11/15/48)(b)	420	509,553
4.15%, 02/28/48 (Call 08/28/47)(b)	655	797,414
4.45%, 06/15/45 (Call 12/15/44)	460	574,657
4.65%, 01/15/46 (Call 07/15/45)	520	666,289
4.84%, 10/01/41	845	1,090,617
Pelabuhan Indonesia II PT, 5.38%, 05/05/45(a)	415	479,844
Polar Tankers Inc., 5.95%, 05/10/37(a)(b)	30	37,709

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
TTX Co.
4.20%, 07/01/46 (Call 01/01/46)(a)	$250	$296,697
4.60%, 02/01/49 (Call 08/01/48)(a)	250	318,207
Union Pacific Corp.
2.97%, 09/16/62 (Call 03/16/62)	750	726,851
3.25%, 02/05/50 (Call 08/05/49)	1,467	1,589,779
3.35%, 08/15/46 (Call 02/15/46)(b)	495	539,620
3.38%, 02/01/35 (Call 08/01/34)(b)	825	936,177
3.55%, 08/15/39 (Call 02/15/39)	940	1,055,619
3.60%, 09/15/37 (Call 03/15/37)	737	832,393
3.75%, 02/05/70 (Call 08/05/69)	100	109,514
3.80%, 10/01/51 (Call 04/01/51)	1,218	1,420,123
3.84%, 03/20/60 (Call 09/20/59)	243	274,650
3.88%, 02/01/55 (Call 08/01/54)	395	463,501
3.95%, 08/15/59 (Call 02/15/59)	125	143,621
4.00%, 04/15/47 (Call 10/15/46)(b)	205	242,911
4.05%, 11/15/45 (Call 05/15/45)(b)	600	709,886
4.05%, 03/01/46 (Call 09/01/45)	595	711,767
4.10%, 09/15/67 (Call 03/15/67)	648	747,608
4.15%, 01/15/45 (Call 07/15/44)	205	245,571
4.30%, 03/01/49 (Call 09/01/48)	988	1,237,614
4.38%, 09/10/38 (Call 03/10/38)	1,159	1,418,898
4.38%, 11/15/65 (Call 05/15/65)	471	570,752
4.50%, 09/10/48 (Call 03/10/48)	460	598,545
United Parcel Service Inc.
3.40%, 11/15/46 (Call 05/15/46)	205	228,598
3.40%, 09/01/49 (Call 03/01/49)	900	1,026,382
3.63%, 10/01/42	445	507,630
3.75%, 11/15/47 (Call 05/15/47)	1,052	1,264,101
4.25%, 03/15/49 (Call 09/15/48)	730	927,100
4.88%, 11/15/40 (Call 05/15/40)	430	569,797
5.20%, 04/01/40 (Call 10/01/39)	270	367,361
5.30%, 04/01/50 (Call 10/01/49)	418	601,850
6.20%, 01/15/38	1,560	2,339,525

		80,816,202

Trucking & Leasing — 0.0%
GATX Corp.
4.50%, 03/30/45 (Call 09/30/44)(b)	200	220,716
5.20%, 03/15/44 (Call 09/15/43)	234	291,470

		512,186

Water — 0.2%
American Water Capital Corp.
3.75%, 09/01/47 (Call 03/01/47)	600	698,893
4.00%, 12/01/46 (Call 06/01/46)	285	342,809

Security	Par/ Shares (000)	Value

Water (continued)
4.15%, 06/01/49 (Call 12/01/48)	$435	$538,052
4.20%, 09/01/48 (Call 03/01/48)(b)	749	928,544
4.30%, 12/01/42 (Call 06/01/42)	226	276,196
4.30%, 09/01/45 (Call 03/01/45)	445	552,959
6.59%, 10/15/37	432	653,022
Essential Utilities Inc.
3.35%, 04/15/50 (Call 10/15/49)	489	513,162
4.28%, 05/01/49 (Call 11/01/48)	335	405,650
Veolia Environnement SA, 6.75%, 06/01/38	118	168,028

		5,077,315

Total Corporate Bonds & Notes — 96.4% (Cost: $2,178,909,971)		2,276,604,954

Short-Term Investments

Money Market Funds — 7.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.20%(f)(g)(h)	114,884	114,964,071
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.04%(f)(g)	57,087	57,087,000

		172,051,071

Total Short-Term Investments — 7.3% (Cost: $171,981,907)		172,051,071

Total Investments in Securities — 103.7% (Cost: $2,350,891,878)		2,448,656,025

Other Assets, Less Liabilities — (3.7)%		(87,576,393)

Net Assets — 100.0%		$2,361,079,632

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Perpetual security with no stated maturity date.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Affiliate of the Fund.
(g)	Annualized 7-day yield as of period-end.
(h)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to a recently published shareholder report. Shareholder reports are available on the Fund’s website at iShares.com and on the U.S. Securities and Exchange Commission website at sec.gov.

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2020	iShares® 10+ Year Investment Grade Corporate Bond ETF (Formerly iShares® Long-Term Corporate Bond ETF)

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$2,275,615,458	$—	$2,276,604,954
Money Market Funds	172,051,071	—	—	172,051,071

	$172,051,071	$2,275,615,458	$—	$2,448,656,025

S C H E D U L E O F I N V E S T M E N T S

Statements of Assets and Liabilities (unaudited)

October 31, 2020

iShares 10+ Year Investment Grade Corporate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$2,276,604,954
Affiliated(c)	172,051,071
Cash	40,774
Receivables:
Investments sold	19,419,448
Securities lending income — Affiliated	20,800
Capital shares sold	9,858
Dividends	2,696
Interest	22,722,417

Total assets	2,490,872,018

LIABILITIES
Collateral on securities loaned, at value	114,874,067
Payables:
Investments purchased	14,817,989
Investment advisory fees	100,330

Total liabilities	129,792,386

NET ASSETS	$2,361,079,632

NET ASSETS CONSIST OF:
Paid-in capital	$2,260,787,033
Accumulated earnings	100,292,599

NET ASSETS	$2,361,079,632

Shares outstanding	33,900,000

Net asset value	$69.65

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$110,232,494
(b) Investments, at cost — Unaffiliated	$2,178,909,971
(c) Investments, at cost — Affiliated	$171,981,907

2 0 2 0 I S H A R E S S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes

Advertising — 0.0%
Interpublic Group of Companies Inc. (The), 5.40%, 10/01/48 (Call 04/01/48)	$170	$227,421

Aerospace & Defense — 1.9%
BAE Systems Holdings Inc., 4.75%, 10/07/44(a)	465	592,487
BAE Systems PLC, 5.80%, 10/11/41(a)	25	35,260
Boeing Co. (The)
3.25%, 02/01/35 (Call 11/01/34)	425	452,846
3.30%, 03/01/35 (Call 09/01/34)	25	25,984
3.38%, 06/15/46 (Call 12/15/45)	205	209,593
3.50%, 03/01/39 (Call 09/01/38)(b)	495	526,151
3.50%, 03/01/45 (Call 09/01/44)	759	774,142
3.55%, 03/01/38 (Call 09/01/37)	280	310,257
3.60%, 05/01/34 (Call 02/01/34)	1,375	1,518,796
3.65%, 03/01/47 (Call 09/01/46)	225	239,336
3.75%, 02/01/50 (Call 08/01/49)(b)	835	925,366
3.83%, 03/01/59 (Call 09/01/58)	550	594,794
3.85%, 11/01/48 (Call 05/01/48)	685	755,709
3.90%, 05/01/49 (Call 11/01/48)	450	497,187
3.95%, 08/01/59 (Call 02/01/59)	790	878,454
5.88%, 02/15/40	225	301,947
6.13%, 02/15/33	50	67,858
6.63%, 02/15/38	156	227,049
6.88%, 03/15/39	637	949,985
General Dynamics Corp., 3.60%, 11/15/42 (Call 05/14/42)	380	461,284
L3Harris Technologies Inc.
4.85%, 04/27/35 (Call 10/27/34)	550	682,873
5.05%, 04/27/45 (Call 10/27/44)	400	523,834
6.15%, 12/15/40	130	189,496
Lockheed Martin Corp.
3.60%, 03/01/35 (Call 09/01/34)(b)	524	611,536
3.80%, 03/01/45 (Call 09/01/44)	1,051	1,249,626
4.07%, 12/15/42(b)	805	993,769
4.09%, 09/15/52 (Call 03/15/52)	1,350	1,735,454
4.50%, 05/15/36 (Call 11/15/35)	735	931,940
4.70%, 05/15/46 (Call 11/15/45)	1,383	1,862,920
5.72%, 06/01/40	50	71,355
Series B, 6.15%, 09/01/36	175	253,692
Northrop Grumman Corp.
3.85%, 04/15/45 (Call 10/15/44)	625	711,052
4.03%, 10/15/47 (Call 04/15/47)	1,684	2,016,528
4.75%, 06/01/43	840	1,089,533
5.05%, 11/15/40	300	390,988
Northrop Grumman Systems Corp., 7.75%, 02/15/31	777	1,154,910
Raytheon Co.
4.20%, 12/15/44 (Call 06/15/44)	100	129,490
4.70%, 12/15/41	200	270,689
4.88%, 10/15/40	392	540,169
Rockwell Collins Inc.
4.35%, 04/15/47 (Call 10/15/46)	1,170	1,502,663
4.80%, 12/15/43 (Call 06/15/43)	380	499,675
United Technologies Corp.
3.75%, 11/01/46 (Call 05/01/46)	960	1,103,919
4.05%, 05/04/47 (Call 11/04/46)	335	411,001
4.15%, 05/15/45 (Call 11/16/44)	1,350	1,634,615
4.45%, 11/16/38 (Call 05/16/38)	749	937,720
4.50%, 06/01/42	1,680	2,155,478
4.63%, 11/16/48 (Call 05/16/48)	1,271	1,705,206
5.40%, 05/01/35	1,121	1,527,260

Security	Par (000)	Value

Aerospace & Defense (continued)
5.70%, 04/15/40	$906	$1,322,897
6.05%, 06/01/36	230	328,791
6.13%, 07/15/38	990	1,473,614

		40,357,178

Agriculture — 1.4%
Altria Group Inc.
3.88%, 09/16/46 (Call 03/16/46)	1,486	1,453,113
4.25%, 08/09/42	1,175	1,201,449
4.50%, 05/02/43	1,675	1,750,868
5.38%, 01/31/44	1,667	1,965,074
5.80%, 02/14/39 (Call 08/14/38)	585	717,652
5.95%, 02/14/49 (Call 08/14/48)(b)	1,390	1,766,989
6.20%, 02/14/59 (Call 08/14/58)	430	562,649
Archer-Daniels-Midland Co.
3.75%, 09/15/47 (Call 03/15/47)	415	486,798
4.02%, 04/16/43	839	1,028,852
4.50%, 03/15/49 (Call 09/15/48)	905	1,226,670
4.54%, 03/26/42	1,063	1,362,239
5.38%, 09/15/35	55	74,837
BAT Capital Corp.
4.39%, 08/15/37 (Call 02/15/37)	2,150	2,277,605
4.54%, 08/15/47 (Call 02/15/47)	1,880	1,956,907
4.76%, 09/06/49 (Call 03/06/49)	305	329,370
Cargill Inc., 3.88%, 05/23/49 (Call 11/23/48)(a)	780	977,708
Philip Morris International Inc.
3.88%, 08/21/42	509	556,881
4.13%, 03/04/43	421	478,051
4.25%, 11/10/44	730	844,629
4.38%, 11/15/41	842	974,336
4.50%, 03/20/42	420	493,817
4.88%, 11/15/43	530	662,072
6.38%, 05/16/38	1,295	1,869,307
Reynolds American Inc.
5.70%, 08/15/35 (Call 02/15/35)	1,248	1,487,211
5.85%, 08/15/45 (Call 02/12/45)	1,840	2,199,390
6.15%, 09/15/43	475	572,598
7.25%, 06/15/37	825	1,091,559

		30,368,631

Apparel — 0.1%
NIKE Inc.
3.38%, 11/01/46 (Call 05/01/46)	300	344,887
3.63%, 05/01/43 (Call 11/01/42)	520	592,512
3.88%, 11/01/45 (Call 05/01/45)	755	929,644

		1,867,043

Auto Manufacturers — 0.7%
Cummins Inc., 4.88%, 10/01/43 (Call 04/01/43)(b)	375	497,390
Daimler Finance North America LLC, 8.50%, 01/18/31	1,851	2,857,720
Ford Holdings LLC, 9.30%, 03/01/30	271	356,921
Ford Motor Co.
4.75%, 01/15/43	1,900	1,634,230
5.29%, 12/08/46 (Call 06/08/46)(b)	845	774,209
7.40%, 11/01/46(b)	519	575,230
7.45%, 07/16/31	1,195	1,356,330
General Motors Co.
5.00%, 04/01/35	933	973,036
5.15%, 04/01/38 (Call 10/01/37)	638	650,497
5.20%, 04/01/45	965	963,125
5.40%, 04/01/48 (Call 10/01/47)	610	615,142
5.95%, 04/01/49 (Call 10/01/48)	889	969,678

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Auto Manufacturers (continued)
6.25%, 10/02/43	$852	$959,005
6.60%, 04/01/36 (Call 10/01/35)	1,175	1,422,064
6.75%, 04/01/46 (Call 10/01/45)(b)	580	680,086

		15,284,663

Auto Parts & Equipment — 0.1%
Aptiv PLC
4.40%, 10/01/46 (Call 04/01/46)	100	109,553
5.40%, 03/15/49 (Call 09/15/48)	406	491,034
BorgWarner Inc., 4.38%, 03/15/45 (Call 09/15/44)	295	324,417
Lear Corp., 5.25%, 05/15/49 (Call 11/15/48)(b)	600	629,871

		1,554,875

Banks — 7.5%
Bank of America Corp.
3.95%, 01/23/49 (Call 01/23/48)(c)	1,205	1,455,796
4.08%, 04/23/40 (Call 04/23/39)(c)	1,325	1,550,553
4.24%, 04/24/38 (Call 04/24/37)(c)	1,401	1,655,091
4.33%, 03/15/50 (Call 03/15/49)(b)(c)	1,784	2,277,673
4.44%, 01/20/48 (Call 01/20/47)(b)(c)	1,234	1,584,329
4.88%, 04/01/44	895	1,181,293
5.00%, 01/21/44	2,087	2,827,960
5.88%, 02/07/42	853	1,254,710
6.11%, 01/29/37	1,530	2,105,386
7.75%, 05/14/38	1,115	1,804,990
Series L, 4.75%, 04/21/45	593	764,681
Bank of America N.A., 6.00%, 10/15/36	2,000	2,806,577
Barclays PLC
4.95%, 01/10/47	1,660	2,070,729
5.25%, 08/17/45	1,190	1,511,728
BNP Paribas SA, 7.20%, (Call 06/25/37)(a)(b)(c)(d)	545	604,950
Citigroup Inc.
3.88%, 01/24/39 (Call 01/22/38)(c)	533	620,557
4.28%, 04/24/48 (Call 10/24/47)(c)	1,263	1,571,339
4.65%, 07/30/45	1,200	1,567,743
4.65%, 07/23/48 (Call 06/23/48)	2,024	2,686,302
4.75%, 05/18/46	1,905	2,390,909
5.30%, 05/06/44	865	1,147,256
5.88%, 02/22/33	325	435,877
5.88%, 01/30/42	797	1,183,990
6.00%, 10/31/33	523	713,348
6.13%, 08/25/36	482	670,085
6.63%, 06/15/32	767	1,075,310
6.68%, 09/13/43	605	934,871
6.88%, 03/05/38	110	162,569
6.88%, 02/15/98(b)	180	286,036
8.13%, 07/15/39	1,635	2,830,543
Commonwealth Bank of Australia
3.74%, 09/12/39(a)(b)	495	533,981
3.90%, 07/12/47(a)	829	985,775
4.32%, 01/10/48(a)	1,105	1,277,667
Cooperatieve Rabobank UA
5.25%, 05/24/41	1,323	1,901,810
5.25%, 08/04/45	1,501	1,986,440
5.75%, 12/01/43	1,205	1,684,939
5.80%, 09/30/2110(a)	100	174,470
Credit Suisse Group Funding Guernsey Ltd., 4.88%, 05/15/45	1,856	2,423,189
Fifth Third Bancorp., 8.25%, 03/01/38	941	1,568,682

Security	Par (000)	Value

Banks (continued)
First Republic Bank/CA
4.38%, 08/01/46 (Call 02/01/46)	$350	$434,090
4.63%, 02/13/47 (Call 08/13/46)	495	634,282
Goldman Sachs Group Inc. (The)
4.02%, 10/31/38 (Call 10/31/37)(c)	1,610	1,827,397
4.41%, 04/23/39 (Call 04/23/38)(c)	1,870	2,214,741
4.75%, 10/21/45 (Call 04/21/45)	1,584	2,023,522
4.80%, 07/08/44 (Call 01/08/44)	1,645	2,101,775
5.15%, 05/22/45	1,255	1,615,397
6.13%, 02/15/33	775	1,073,264
6.25%, 02/01/41	2,250	3,305,257
6.45%, 05/01/36	230	314,036
6.75%, 10/01/37	4,275	6,066,879
HSBC Bank USA N.A., 7.00%, 01/15/39	265	397,669
HSBC Holdings PLC
5.25%, 03/14/44	720	912,439
6.10%, 01/14/42	978	1,413,822
6.50%, 05/02/36	2,710	3,714,502
6.50%, 09/15/37	1,620	2,251,167
6.80%, 06/01/38	1,630	2,343,351
7.63%, 05/17/32	446	622,382
HSBC USA Inc., 7.20%, 07/15/97(b)	60	99,757
JPMorgan Chase & Co.
3.88%, 07/24/38 (Call 07/24/37)(c)	2,515	2,874,239
3.90%, 01/23/49 (Call 01/23/48)(c)	1,605	1,911,620
3.96%, 11/15/48 (Call 11/15/47)(c)	2,717	3,253,222
4.03%, 07/24/48 (Call 07/24/47)(b)(c)	990	1,201,159
4.26%, 02/22/48 (Call 02/22/47)(c)	1,180	1,496,167
4.85%, 02/01/44(b)	645	857,555
4.95%, 06/01/45(b)	1,140	1,519,830
5.40%, 01/06/42	1,180	1,641,591
5.50%, 10/15/40	1,040	1,442,390
5.60%, 07/15/41	2,425	3,434,443
5.63%, 08/16/43(b)	968	1,361,742
6.40%, 05/15/38(b)	1,865	2,767,428
8.75%, 09/01/30	50	77,175
Lloyds Banking Group PLC
4.34%, 01/09/48(b)	1,435	1,624,494
5.30%, 12/01/45	685	884,181
Mitsubishi UFJ Financial Group Inc.
3.75%, 07/18/39	625	729,271
4.15%, 03/07/39	895	1,101,808
4.29%, 07/26/38	1,225	1,509,571
Morgan Stanley
3.97%, 07/22/38 (Call 07/22/37)(c)	856	990,821
4.30%, 01/27/45	1,479	1,825,060
4.38%, 01/22/47	2,520	3,181,836
4.46%, 04/22/39 (Call 04/22/38)(c)	635	779,059
6.38%, 07/24/42	1,564	2,412,694
7.25%, 04/01/32	1,183	1,756,600
Regions Bank/Birmingham AL, 6.45%, 06/26/37	460	648,836
Regions Financial Corp., 7.38%, 12/10/37	490	720,119
Santander UK Group Holdings PLC, 5.63%, 09/15/45(a)	495	640,251
Societe Generale SA, 5.63%, 11/24/45(a)	115	152,345
Standard Chartered PLC
5.30%, 01/09/43(a)(b)	485	602,715
5.70%, 03/26/44(a)	1,950	2,536,705
UBS AG/London, 4.50%, 06/26/48(a)	870	1,161,488
Wachovia Corp. 5.50%, 08/01/35	1,142	1,514,580

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Banks (continued)
6.55%, 10/15/35(b)	$260	$364,055
7.50%, 04/15/35	125	186,739
Wells Fargo & Co.
3.90%, 05/01/45	1,887	2,235,621
4.40%, 06/14/46	1,286	1,524,080
4.65%, 11/04/44(b)	1,501	1,831,856
4.75%, 12/07/46	1,485	1,873,011
4.90%, 11/17/45	1,840	2,334,738
5.38%, 02/07/35	385	523,424
5.38%, 11/02/43(b)	1,365	1,797,140
5.61%, 01/15/44	2,010	2,733,823
Wells Fargo Bank N.A.
5.85%, 02/01/37	650	897,910
5.95%, 08/26/36	570	791,752
6.60%, 01/15/38	1,145	1,739,646
Wells Fargo Capital X, 5.95%, 12/01/86	668	871,789
Westpac Banking Corp., 4.42%, 07/24/39	1,112	1,299,640

		159,252,082

Beverages — 3.0%
Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc.
4.70%, 02/01/36 (Call 08/01/35)	4,267	5,111,194
4.90%, 02/01/46 (Call 08/01/45)(b)	7,355	9,067,597
Anheuser-Busch InBev Finance Inc.
4.00%, 01/17/43	958	1,057,467
4.63%, 02/01/44(b)	1,277	1,533,472
4.70%, 02/01/36 (Call 08/01/35)(b)	600	716,753
4.90%, 02/01/46 (Call 08/01/45)(b)	1,399	1,711,431
Anheuser-Busch InBev Worldwide Inc.
3.75%, 07/15/42	735	789,573
4.38%, 04/15/38 (Call 10/15/37)	620	717,842
4.44%, 10/06/48 (Call 04/06/48)	1,375	1,606,292
4.60%, 04/15/48 (Call 10/15/47)	1,783	2,140,170
4.75%, 04/15/58 (Call 10/15/57)(b)	1,075	1,304,606
4.90%, 01/23/31 (Call 10/23/30)(b)	1,198	1,459,548
4.95%, 01/15/42	835	1,047,710
5.45%, 01/23/39 (Call 07/23/38)	1,395	1,822,072
5.55%, 01/23/49 (Call 07/23/48)(b)	3,985	5,415,331
5.80%, 01/23/59 (Call 07/23/58)	1,560	2,216,171
8.00%, 11/15/39	325	527,815
8.20%, 01/15/39	807	1,333,146
Bacardi Ltd.
5.15%, 05/15/38 (Call 11/15/37)(a)	300	363,115
5.30%, 05/15/48 (Call 11/15/47)(a)(b)	475	612,487
Brown-Forman Corp.
4.00%, 04/15/38 (Call 10/15/37)	140	170,591
4.50%, 07/15/45 (Call 01/15/45)	213	289,932
Coca-Cola FEMSA SAB de CV, 5.25%, 11/26/43	306	418,072
Constellation Brands Inc.
4.10%, 02/15/48 (Call 08/15/47)	595	670,146
4.50%, 05/09/47 (Call 11/09/46)	550	655,152
5.25%, 11/15/48 (Call 05/15/48)	503	656,096
Diageo Capital PLC
3.88%, 04/29/43 (Call 10/29/42)	735	913,577
5.88%, 09/30/36(b)	535	779,608
Diageo Investment Corp.
4.25%, 05/11/42	1,020	1,301,096
7.45%, 04/15/35	11	17,890

Security	Par (000)	Value

Beverages (continued)
Fomento Economico Mexicano SAB de CV
3.50%, 01/16/50 (Call 07/16/49)	$1,000	$1,048,400
4.38%, 05/10/43	330	398,372
Heineken NV
4.00%, 10/01/42(a)	540	641,949
4.35%, 03/29/47 (Call 09/29/46)(a)(b)	120	149,844
Keurig Dr Pepper Inc.
4.42%, 12/15/46 (Call 06/15/46)	525	613,622
4.50%, 11/15/45 (Call 08/15/45)(b)	385	448,256
4.99%, 05/25/38 (Call 11/25/37)	770	942,294
5.09%, 05/25/48 (Call 11/25/47)	475	604,594
Molson Coors Beverage Co.
4.20%, 07/15/46 (Call 01/15/46)	1,577	1,636,525
5.00%, 05/01/42	800	906,096
PepsiCo Inc.
2.88%, 10/15/49 (Call 04/15/49)	1,050	1,110,358
3.38%, 07/29/49 (Call 01/29/49)	1,125	1,286,545
3.45%, 10/06/46 (Call 04/06/46)	1,525	1,743,587
3.60%, 08/13/42	405	471,313
4.00%, 03/05/42	492	588,018
4.00%, 05/02/47 (Call 11/02/46)(b)	695	866,927
4.25%, 10/22/44 (Call 04/22/44)	671	840,417
4.45%, 04/14/46 (Call 10/14/45)(b)	829	1,087,491
4.60%, 07/17/45 (Call 01/17/45)	460	605,448
Pernod Ricard SA, 5.50%, 01/15/42(a)	250	339,897

		62,755,905

Biotechnology — 1.3%
Amgen Inc.
3.15%, 02/21/40 (Call 08/21/39)	1,700	1,737,050
3.38%, 02/21/50 (Call 08/21/49)	790	803,173
4.40%, 05/01/45 (Call 11/01/44)	2,080	2,409,224
4.56%, 06/15/48 (Call 12/15/47)	1,520	1,809,653
4.66%, 06/15/51 (Call 12/15/50)	3,170	3,924,930
4.95%, 10/01/41	341	433,269
5.15%, 11/15/41 (Call 05/15/41)	670	871,854
5.65%, 06/15/42 (Call 12/15/41)	140	188,036
5.75%, 03/15/40(b)	220	294,602
6.38%, 06/01/37(b)	315	451,053
6.40%, 02/01/39	125	179,407
6.90%, 06/01/38	75	111,019
Baxalta Inc., 5.25%, 06/23/45 (Call 12/23/44)(b)	354	499,857
Biogen Inc., 5.20%, 09/15/45 (Call 03/15/45)	1,870	2,421,500
Gilead Sciences Inc.
4.00%, 09/01/36 (Call 03/01/36)	415	487,896
4.15%, 03/01/47 (Call 09/01/46)(b)	1,645	1,985,194
4.50%, 02/01/45 (Call 08/01/44)	1,146	1,407,827
4.60%, 09/01/35 (Call 03/01/35)	1,085	1,354,972
4.75%, 03/01/46 (Call 09/01/45)	2,053	2,647,729
4.80%, 04/01/44 (Call 10/01/43)	1,495	1,919,627
5.65%, 12/01/41 (Call 06/01/41)	980	1,392,183

		27,330,055

Building Materials — 0.5%
Carrier Global Corp.
3.38%, 04/05/40 (Call 10/05/39)(a)	1,000	1,027,921
3.58%, 04/05/50 (Call 10/05/49)(a)	500	515,124
CRH America Finance Inc.
4.40%, 05/09/47 (Call 11/09/46)(a)	100	119,619
4.50%, 04/04/48 (Call 10/04/47)(a)	751	911,795

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Building Materials (continued)
Johnson Controls International PLC
4.50%, 02/15/47 (Call 08/15/46)	$488	$604,352
4.63%, 07/02/44 (Call 01/02/44)	577	709,564
4.95%, 07/02/64 (Call 01/02/64)(e)	515	619,829
5.13%, 09/14/45 (Call 03/14/45)	43	56,319
6.00%, 01/15/36	135	178,462
Martin Marietta Materials Inc., 4.25%, 12/15/47 (Call 06/15/47)	745	838,286
Masco Corp., 4.50%, 05/15/47 (Call 11/15/46)	545	620,099
Owens Corning
4.30%, 07/15/47 (Call 01/15/47)	377	419,235
4.40%, 01/30/48 (Call 07/30/47)	279	302,532
7.00%, 12/01/36	249	338,183
Votorantim Cimentos SA, 7.25%, 04/05/41(a)	500	643,750
Vulcan Materials Co.
4.50%, 06/15/47 (Call 12/15/46)	815	959,968
4.70%, 03/01/48 (Call 09/01/47)	605	747,951

		9,612,989

Chemicals — 1.6%
Albemarle Corp., 5.45%, 12/01/44 (Call 06/01/44)	558	708,257
Braskem America Finance Co., 7.13%, 07/22/41 (Call 01/22/41)(a)	200	231,250
Braskem Netherlands Finance BV, 5.88%, 01/31/50(a)(b)	1,400	1,374,380
Dow Chemical Co. (The)
4.25%, 10/01/34 (Call 04/01/34)	1,859	2,071,946
4.38%, 11/15/42 (Call 05/15/42)	633	699,990
4.63%, 10/01/44 (Call 04/01/44)	390	455,741
4.80%, 05/15/49 (Call 11/15/48)	885	1,043,695
5.25%, 11/15/41 (Call 08/15/41)	419	510,044
5.55%, 11/30/48 (Call 05/30/48)(b)	515	652,606
9.40%, 05/15/39	346	590,324
DuPont de Nemours Inc.
5.32%, 11/15/38 (Call 05/15/38)	805	981,794
5.42%, 11/15/48 (Call 05/15/48)	2,345	2,953,410
Eastman Chemical Co.
4.65%, 10/15/44 (Call 04/15/44)	889	1,037,741
4.80%, 09/01/42 (Call 03/01/42)	428	504,357
Ecolab Inc.
3.70%, 11/01/46 (Call 05/01/46)	175	201,896
3.95%, 12/01/47 (Call 06/01/47)(b)	720	890,490
5.50%, 12/08/41	278	394,206
FMC Corp., 4.50%, 10/01/49 (Call 04/01/49)(b)	490	595,352
International Flavors & Fragrances Inc.
4.38%, 06/01/47 (Call 12/01/46)	275	294,032
5.00%, 09/26/48 (Call 03/26/48)(b)	345	405,979
Lubrizol Corp. (The), 6.50%, 10/01/34	350	529,589
LYB International Finance BV
4.88%, 03/15/44 (Call 09/15/43)	990	1,159,167
5.25%, 07/15/43	885	1,082,310
LYB International Finance III LLC, 4.20%, 10/15/49 (Call 04/15/49)	365	386,853
LyondellBasell Industries NV, 4.63%, 02/26/55 (Call 08/26/54)(b)	973	1,087,316
Methanex Corp., 5.65%, 12/01/44 (Call 06/01/44)	450	471,291
Mosaic Co. (The)
4.88%, 11/15/41 (Call 05/15/41)	230	248,439
5.45%, 11/15/33 (Call 05/15/33)	393	457,237
5.63%, 11/15/43 (Call 05/15/43)	805	961,105
Nutrien Ltd.
4.13%, 03/15/35 (Call 09/15/34)	1,037	1,153,215

Security	Par (000)	Value

Chemicals (continued)
4.90%, 06/01/43 (Call 12/01/42)	$745	$863,478
5.00%, 04/01/49 (Call 10/01/48)	698	867,984
5.25%, 01/15/45 (Call 07/15/44)	229	287,174
5.63%, 12/01/40	390	500,395
5.88%, 12/01/36	241	311,173
6.13%, 01/15/41 (Call 07/15/40)	650	865,745
7.13%, 05/23/36	18	24,924
OCP SA, 6.88%, 04/25/44(a)	200	263,437
Orbia Advance Corp. SAB de CV, 5.88%, 09/17/44(a)	900	1,033,875
Praxair Inc., 3.55%, 11/07/42 (Call 05/07/42)	1,020	1,158,100
RPM International Inc., 4.25%, 01/15/48 (Call 07/15/47)	560	616,339
Sherwin-Williams Co. (The)
3.80%, 08/15/49 (Call 02/15/49)	435	476,013
4.00%, 12/15/42 (Call 06/15/42)	315	359,571
4.50%, 06/01/47 (Call 12/01/46)(b)	490	594,839
4.55%, 08/01/45 (Call 02/01/45)	95	114,081
Syngenta Finance NV, 5.68%, 04/24/48 (Call 10/24/47)(a)(b)	775	883,412
Westlake Chemical Corp.
4.38%, 11/15/47 (Call 05/15/47)	660	716,662
5.00%, 08/15/46 (Call 02/15/46)	780	921,447

		34,992,661

Commercial Services — 1.2%
American University (The), Series 2019, 3.67%, 04/01/49	500	590,201
California Institute of Technology
4.32%, 08/01/45	12	16,134
4.70%, 11/01/2111	145	212,618
Cleveland Clinic Foundation (The), 4.86%, 01/01/2114	200	296,596
DP World PLC
4.70%, 09/30/49 (Call 03/30/49)(a)	500	490,000
5.63%, 09/25/48(a)	1,500	1,681,406
6.85%, 07/02/37(a)	850	1,071,000
Duke University, 3.30%, 10/01/46	25	28,701
Equifax Inc., 7.00%, 07/01/37	210	292,678
ERAC USA Finance LLC
4.20%, 11/01/46 (Call 05/01/46)(a)(b)	50	56,805
5.63%, 03/15/42(a)	65	88,116
7.00%, 10/15/37(a)(b)	2,124	3,203,729
George Washington University (The) 4.87%, 09/15/45	16	22,615
Series 2018, 4.13%, 09/15/48 (Call 03/15/48)	998	1,278,570
Georgetown University (The)
Series 20A, 2.94%, 04/01/50	173	179,155
Series A, 5.22%, 10/01/2118 (Call 04/01/2118)	75	114,680
Global Payments Inc., 4.15%, 08/15/49 (Call 02/15/49)	805	924,479
Johns Hopkins University, Series 2013, 4.08%, 07/01/53	36	48,734
Leland Stanford Junior University (The), 3.65%, 05/01/48 (Call 11/01/47)	503	643,395
Massachusetts Institute of Technology
3.89%, 07/01/2116	100	134,123
3.96%, 07/01/38(b)	59	72,932
4.68%, 07/01/2114	325	511,782
5.60%, 07/01/2111	600	1,100,629
Series F, 2.99%, 07/01/50 (Call 01/01/50)	1,920	2,138,843
Moody’s Corp.
4.88%, 12/17/48 (Call 06/17/48)	211	281,951
5.25%, 07/15/44	525	717,637
Northwestern University
4.64%, 12/01/44	355	492,325
Series 2017, 3.66%, 12/01/57 (Call 06/01/57)	55	70,615

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Commercial Services (continued)
President and Fellows of Harvard College
3.15%, 07/15/46 (Call 01/15/46)	$500	$575,482
3.30%, 07/15/56 (Call 01/15/56)	385	462,819
3.62%, 10/01/37	46	54,462
4.88%, 10/15/40	200	283,959
Princeton University, 5.70%, 03/01/39	515	775,046
S&P Global Inc.
3.25%, 12/01/49 (Call 06/01/49)	575	648,176
4.50%, 05/15/48 (Call 11/15/47)	275	368,782
Trustees of Boston College, 3.13%, 07/01/52(b)	530	602,070
Trustees of Boston University, Series CC, 4.06%, 10/01/48 (Call 04/01/48)	130	170,113
Trustees of Dartmouth College, 3.47%, 06/01/46(b)	260	310,133
Trustees of the University of Pennsylvania (The), 3.61%, 02/15/2119 (Call 08/15/2118)	405	500,218
Tufts University, Series 2012, 5.02%, 04/15/2112	100	150,499
University of Notre Dame du Lac
Series 2015, 3.44%, 02/15/45	139	165,313
Series 2017, 3.39%, 02/15/48 (Call 08/15/47)	1,150	1,366,581
University of Southern California
2.81%, 10/01/50 (Call 04/01/50)	334	355,770
3.03%, 10/01/39	1,161	1,292,162
5.25%, 10/01/2111	250	422,984
Series 2017, 3.84%, 10/01/47 (Call 04/01/47)	100	128,632
Verisk Analytics Inc., 5.50%, 06/15/45 (Call 12/15/44)	186	249,764
Wesleyan University, 4.78%, 07/01/2116	125	175,356
William Marsh Rice University
3.57%, 05/15/45	331	393,279
3.77%, 05/15/55	125	159,631

		26,371,680

Computers — 1.8%
Apple Inc.
3.45%, 02/09/45	2,094	2,360,696
3.75%, 09/12/47 (Call 03/12/47)	1,780	2,101,691
3.75%, 11/13/47 (Call 05/13/47)	1,460	1,727,566
3.85%, 05/04/43	1,690	2,022,069
3.85%, 08/04/46 (Call 02/04/46)	2,045	2,439,832
4.25%, 02/09/47 (Call 08/09/46)(b)	1,165	1,479,324
4.38%, 05/13/45	1,985	2,535,199
4.45%, 05/06/44	670	863,728
4.50%, 02/23/36 (Call 08/23/35)	1,280	1,629,958
4.65%, 02/23/46 (Call 08/23/45)(b)	1,799	2,396,713
Dell International LLC/EMC Corp.
8.10%, 07/15/36 (Call 01/15/36)(a)	1,626	2,231,391
8.35%, 07/15/46 (Call 01/15/46)(a)	1,150	1,567,098
Hewlett Packard Enterprise Co.
6.20%, 10/15/35 (Call 04/15/35)	1,165	1,457,503
6.35%, 10/15/45 (Call 04/15/45)	910	1,137,782
HP Inc., 6.00%, 09/15/41	604	692,449
International Business Machines Corp.
4.00%, 06/20/42	1,540	1,828,932
4.15%, 05/15/39	3,050	3,687,296
4.25%, 05/15/49(b)	1,680	2,094,962
4.70%, 02/19/46	845	1,114,216
5.60%, 11/30/39	615	872,315
5.88%, 11/29/32	356	492,824
7.13%, 12/01/96(b)	95	164,441
Seagate HDD Cayman, 5.75%, 12/01/34 (Call 06/01/34)	805	842,342

		37,740,327

Security	Par (000)	Value

Cosmetics & Personal Care — 0.3%
Colgate-Palmolive Co.
3.70%, 08/01/47 (Call 02/01/47)	$270	$340,247
4.00%, 08/15/45	330	433,009
Estee Lauder Companies Inc. (The)
3.13%, 12/01/49 (Call 06/01/49)	920	986,850
3.70%, 08/15/42	50	56,900
4.15%, 03/15/47 (Call 09/15/46)	200	252,209
4.38%, 06/15/45 (Call 12/15/44)	535	681,470
6.00%, 05/15/37	255	368,746
Procter & Gamble Co. (The)
3.50%, 10/25/47	525	649,365
5.50%, 02/01/34	495	705,479
5.55%, 03/05/37	49	72,711
5.80%, 08/15/34(b)	85	127,364
Unilever Capital Corp., 5.90%, 11/15/32	1,151	1,624,098

		6,298,448

Distribution & Wholesale — 0.1%
WW Grainger Inc.
3.75%, 05/15/46 (Call 11/15/45)	480	552,624
4.20%, 05/15/47 (Call 11/15/46)	465	560,984
4.60%, 06/15/45 (Call 12/15/44)	755	951,004

		2,064,612

Diversified Financial Services — 1.8%
Ally Financial Inc. 8.00%, 11/01/31	2,077	2,882,045
American Express Co., 4.05%, 12/03/42	925	1,168,697
Blackstone Holdings Finance Co. LLC
3.50%, 09/10/49 (Call 03/10/49)(a)	800	882,997
4.00%, 10/02/47 (Call 04/02/47)(a)(b)	340	402,872
4.45%, 07/15/45(a)	400	496,010
5.00%, 06/15/44(a)	61	79,817
Brookfield Finance Inc., 4.70%, 09/20/47 (Call 03/20/47)	979	1,210,173
Brookfield Finance LLC, 3.45%, 04/15/50 (Call 10/15/49)	500	497,447
Carlyle Holdings II Finance LLC, 5.63%, 03/30/43(a)	245	310,461
CME Group Inc.
4.15%, 06/15/48 (Call 12/15/47)	770	998,868
5.30%, 09/15/43 (Call 03/15/43)	746	1,071,488
Credit Suisse USA Inc., 7.13%, 07/15/32	663	1,007,564
FMR LLC
5.15%, 02/01/43(a)	500	687,403
6.50%, 12/14/40(a)	500	775,943
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	9,055	10,351,473
Invesco Finance PLC, 5.38%, 11/30/43	376	502,630
Jefferies Financial Group Inc., 6.63%, 10/23/43 (Call 07/23/43)	245	298,536
Jefferies Group LLC
6.25%, 01/15/36	430	528,202
6.50%, 01/20/43	620	769,301
KKR Group Finance Co. II LLC, 5.50%, 02/01/43 (Call 08/01/42)(a)	550	723,479
Legg Mason Inc., 5.63%, 01/15/44	430	590,245
Mastercard Inc.
3.65%, 06/01/49 (Call 12/01/48)	868	1,029,315
3.80%, 11/21/46 (Call 05/21/46)	450	541,707
3.95%, 02/26/48 (Call 08/26/47)	745	923,663
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., 4.88%, 04/15/45 (Call 10/15/44)(a)	50	56,436
Raymond James Financial Inc., 4.95%, 07/15/46	885	1,132,635

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Diversified Financial Services (continued)
Visa Inc.
3.65%, 09/15/47 (Call 03/15/47)	$1,294	$1,537,922
4.15%, 12/14/35 (Call 06/14/35)	1,914	2,374,023
4.30%, 12/14/45 (Call 06/14/45)	2,170	2,829,659
Western Union Co. (The)
6.20%, 11/17/36(b)	260	319,224
6.20%, 06/21/40	340	405,456

		37,385,691

Electric — 12.3%
Abu Dhabi National Energy Co. PJSC
4.00%, 10/03/49(a)	400	442,000
4.88%, 04/23/30(a)	800	951,750
6.50%, 10/27/36(a)(b)	1,000	1,406,875
Acwa Power Management And Investments One Ltd., 5.95%, 12/15/39(a)	225	247,781
AEP Texas Inc.
3.80%, 10/01/47 (Call 04/01/47)	50	57,124
Series G, 4.15%, 05/01/49 (Call 11/01/48)(b)	245	293,667
Series H, 3.45%, 01/15/50 (Call 07/15/49)	250	266,095
AEP Transmission Co. LLC
3.15%, 09/15/49 (Call 03/15/49)	50	52,903
3.75%, 12/01/47 (Call 06/01/47)	485	567,725
3.80%, 06/15/49 (Call 12/15/48)(b)	315	371,476
4.00%, 12/01/46 (Call 06/01/46)	465	569,737
4.25%, 09/15/48 (Call 03/15/48)(b)	320	401,478
Alabama Power Co.
3.45%, 10/01/49 (Call 04/01/49)	415	451,526
3.75%, 03/01/45 (Call 09/01/44)	575	643,868
3.85%, 12/01/42	220	254,833
4.10%, 01/15/42	85	98,275
4.15%, 08/15/44 (Call 02/15/44)	367	432,610
4.30%, 01/02/46 (Call 07/02/45)(b)	425	504,675
5.70%, 02/15/33(b)	50	68,893
6.00%, 03/01/39	395	568,218
6.13%, 05/15/38	310	447,633
Series A, 4.30%, 07/15/48 (Call 01/15/48)	185	229,334
Series B, 3.70%, 12/01/47 (Call 06/01/47)	485	541,602
Ameren Illinois Co.
3.25%, 03/15/50 (Call 09/15/49)	340	379,116
3.70%, 12/01/47 (Call 06/01/47)	480	568,413
4.15%, 03/15/46 (Call 09/15/45)	625	781,244
4.30%, 07/01/44 (Call 01/01/44)	200	248,727
4.50%, 03/15/49 (Call 09/15/48)	613	813,667
4.80%, 12/15/43 (Call 06/15/43)	250	334,355
American Transmission Systems Inc., 5.00%, 09/01/44 (Call 03/01/44)(a)	325	433,621
Appalachian Power Co.
4.40%, 05/15/44 (Call 11/15/43)	491	603,568
4.45%, 06/01/45 (Call 12/01/44)	405	500,279
7.00%, 04/01/38	648	992,072
Series L, 5.80%, 10/01/35	212	286,195
Series P, 6.70%, 08/15/37	80	116,752
Series Y, 4.50%, 03/01/49 (Call 09/01/48)	305	385,790
Arizona Public Service Co.
3.50%, 12/01/49 (Call 06/01/49)(b)	405	450,865
3.75%, 05/15/46 (Call 11/15/45)	620	724,830
4.20%, 08/15/48 (Call 02/15/48)	60	74,133
4.25%, 03/01/49 (Call 09/01/48)	610	773,825
4.35%, 11/15/45 (Call 05/15/45)	60	76,318
4.50%, 04/01/42 (Call 10/01/41)	501	634,537

Security	Par (000)	Value

Electric (continued)
5.05%, 09/01/41 (Call 03/01/41)	$160	$211,239
Avista Corp., 4.35%, 06/01/48 (Call 12/01/47)	300	385,441
Baltimore Gas & Electric Co.
3.20%, 09/15/49 (Call 03/15/49)(b)	360	380,044
3.50%, 08/15/46 (Call 02/15/46)	645	707,240
3.75%, 08/15/47 (Call 02/15/47)	50	57,445
4.25%, 09/15/48 (Call 03/15/48)(b)	200	247,355
Berkshire Hathaway Energy Co.
3.80%, 07/15/48 (Call 01/15/48)	872	1,000,296
4.45%, 01/15/49 (Call 07/15/48)	801	1,023,552
4.50%, 02/01/45 (Call 08/01/44)	685	847,612
5.15%, 11/15/43 (Call 05/15/43)	947	1,293,488
5.95%, 05/15/37	1,205	1,744,824
6.13%, 04/01/36	717	1,022,140
Black Hills Corp.
3.88%, 10/15/49 (Call 04/15/49)	370	414,930
4.20%, 09/15/46 (Call 03/15/46)	220	259,440
4.35%, 05/01/33 (Call 02/01/33)	595	716,903
Celeo Redes Operacion Chile SA, 5.20%, 06/22/47(a)	195	210,936
CenterPoint Energy Houston Electric LLC
3.55%, 08/01/42 (Call 02/01/42)	845	961,020
3.95%, 03/01/48 (Call 09/01/47)	525	626,239
4.50%, 04/01/44 (Call 10/01/43)	315	407,956
Series AC, 4.25%, 02/01/49 (Call 08/01/48)(b)	510	656,488
CenterPoint Energy Inc., 3.70%, 09/01/49 (Call 03/01/49)(b)	325	356,496
Cleco Corporate Holdings LLC, 4.97%, 05/01/46 (Call 11/01/45)	520	634,848
Cleco Power LLC, 6.00%, 12/01/40	100	133,427
Cleveland Electric Illuminating Co. (The)
4.55%, 11/15/30 (Call 08/15/30)(a)(b)	100	119,796
5.95%, 12/15/36	430	586,170
CMS Energy Corp.
4.70%, 03/31/43 (Call 09/30/42)	1,005	1,243,338
4.88%, 03/01/44 (Call 09/01/43)	546	705,006
Cometa Energia SA de CV, 6.38%, 04/24/35 (Call 01/24/35)(a)	388	446,346
Comision Federal de Electricidad
5.75%, 02/14/42(a)	800	939,500
6.13%, 06/16/45(a)	400	494,375
Commonwealth Edison Co.
3.65%, 06/15/46 (Call 12/15/45)	420	479,846
3.70%, 03/01/45 (Call 09/01/44)	275	314,030
3.80%, 10/01/42 (Call 04/01/42)	350	405,564
4.00%, 03/01/48 (Call 09/01/47)	695	841,016
4.00%, 03/01/49 (Call 09/01/48)	585	698,519
4.35%, 11/15/45 (Call 05/15/45)	350	436,490
4.60%, 08/15/43 (Call 02/15/43)	150	189,438
4.70%, 01/15/44 (Call 04/15/43)	575	738,180
6.45%, 01/15/38	105	157,962
Series 123, 3.75%, 08/15/47 (Call 02/15/47)	400	463,951
Series 127, 3.20%, 11/15/49 (Call 05/15/49)(b)	155	164,445
Connecticut Light & Power Co. (The)
4.00%, 04/01/48 (Call 10/01/47)	900	1,136,134
4.30%, 04/15/44 (Call 10/15/43)	650	829,368
Consolidated Edison Co. of New York Inc.
3.70%, 11/15/59 (Call 05/15/59)	225	252,313
3.85%, 06/15/46 (Call 12/15/45)	550	626,886
3.95%, 03/01/43 (Call 09/01/42)	575	667,177
4.45%, 03/15/44 (Call 09/15/43)	939	1,184,045

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
4.50%, 12/01/45 (Call 06/01/45)	$867	$1,097,113
4.50%, 05/15/58 (Call 11/15/57)	385	488,690
4.63%, 12/01/54 (Call 06/01/54)	798	1,067,505
5.70%, 06/15/40	195	283,419
Series 05-A, 5.30%, 03/01/35	125	164,332
Series 06-A, 5.85%, 03/15/36	125	172,290
Series 06-B, 6.20%, 06/15/36	395	559,889
Series 06-E, 5.70%, 12/01/36(b)	90	121,823
Series 07-A, 6.30%, 08/15/37	125	182,086
Series 08-B, 6.75%, 04/01/38	635	968,749
Series 09-C, 5.50%, 12/01/39	465	635,969
Series 12-A, 4.20%, 03/15/42	83	99,915
Series 2017, 3.88%, 06/15/47 (Call 12/15/46)	605	706,545
Series A, 4.13%, 05/15/49 (Call 11/15/48)	410	493,254
Series C, 4.00%, 11/15/57 (Call 05/15/57)	25	29,189
Series C, 4.30%, 12/01/56 (Call 06/01/56)	602	738,022
Series E, 4.65%, 12/01/48 (Call 06/01/48)	430	558,969
Consumers Energy Co.
3.10%, 08/15/50 (Call 02/15/50)(b)	200	215,675
3.25%, 08/15/46 (Call 02/15/46)	450	505,815
3.75%, 02/15/50 (Call 08/15/49)	48	57,042
3.95%, 05/15/43 (Call 11/15/42)	245	299,123
3.95%, 07/15/47 (Call 01/15/47)	310	382,677
4.05%, 05/15/48 (Call 11/15/47)	430	528,606
4.35%, 04/15/49 (Call 10/15/48)	500	662,491
Dayton Power & Light Co. (The), 3.95%, 06/15/49 (Call 12/15/48)(a)	384	439,119
Delmarva Power & Light Co., 4.15%, 05/15/45 (Call 11/15/44)	250	302,535
Dominion Energy Inc.
4.70%, 12/01/44 (Call 06/01/44)	621	770,802
7.00%, 06/15/38	403	588,036
Series A, 4.60%, 03/15/49 (Call 09/15/48)	610	761,805
Series B, 5.95%, 06/15/35	490	661,395
Series C, 4.05%, 09/15/42 (Call 03/15/42)	475	533,319
Series C, 4.90%, 08/01/41 (Call 02/01/41)	642	794,658
Series E, 6.30%, 03/15/33	391	531,677
Series F, 5.25%, 08/01/33	520	653,546
Dominion Energy South Carolina Inc.
4.60%, 06/15/43 (Call 12/15/42)	501	640,011
5.10%, 06/01/65 (Call 12/01/64)	370	532,608
5.30%, 05/15/33(b)	155	206,355
5.45%, 02/01/41 (Call 08/01/40)	380	520,212
6.05%, 01/15/38(b)	313	452,766
6.63%, 02/01/32	375	540,321
DTE Electric Co.
2.95%, 03/01/50 (Call 09/01/49)	300	308,693
3.70%, 03/15/45 (Call 09/15/44)	350	401,280
3.70%, 06/01/46 (Call 12/01/45)	335	382,849
3.75%, 08/15/47 (Call 02/15/47)	175	203,977
3.95%, 06/15/42 (Call 12/15/41)	200	228,790
3.95%, 03/01/49 (Call 09/01/48)	895	1,089,288
4.30%, 07/01/44 (Call 01/01/44)	348	427,880
5.70%, 10/01/37	500	678,051
Series A, 4.00%, 04/01/43 (Call 10/01/42)	325	380,375
Series A, 4.05%, 05/15/48 (Call 11/15/47)(b)	580	707,402
DTE Energy Co., 6.38%, 04/15/33	235	324,986
Duke Energy Carolinas LLC
3.20%, 08/15/49 (Call 02/15/49)	540	580,098
3.70%, 12/01/47 (Call 06/01/47)	340	389,188

Security	Par (000)	Value

Electric (continued)
3.75%, 06/01/45 (Call 12/01/44)	$240	$277,750
3.88%, 03/15/46 (Call 09/15/45)	390	459,263
3.95%, 03/15/48 (Call 09/15/47)	1,075	1,297,205
4.00%, 09/30/42 (Call 03/30/42)	325	387,632
4.25%, 12/15/41 (Call 06/15/41)	415	507,227
5.30%, 02/15/40	555	760,343
6.00%, 01/15/38	187	274,604
6.05%, 04/15/38	335	494,201
6.10%, 06/01/37	285	414,624
6.45%, 10/15/32	441	636,837
Duke Energy Corp.
3.75%, 09/01/46 (Call 03/01/46)	1,813	2,009,913
3.95%, 08/15/47 (Call 02/15/47)	450	508,786
4.20%, 06/15/49 (Call 12/15/48)(b)	1,005	1,189,457
4.80%, 12/15/45 (Call 06/15/45)	716	900,860
Duke Energy Florida LLC
3.40%, 10/01/46 (Call 04/01/46)	495	534,305
3.85%, 11/15/42 (Call 05/15/42)(b)	380	441,323
4.20%, 07/15/48 (Call 01/15/48)	90	112,098
5.65%, 04/01/40	150	215,235
6.35%, 09/15/37	525	789,455
6.40%, 06/15/38(b)	345	520,350
Duke Energy Indiana LLC
3.75%, 05/15/46 (Call 12/15/45)	295	339,950
6.12%, 10/15/35	250	355,168
6.35%, 08/15/38	236	359,655
6.45%, 04/01/39	285	444,173
Series UUU, 4.20%, 03/15/42 (Call 09/15/41)	125	148,929
Series WWW, 4.90%, 07/15/43 (Call 01/15/43)	190	251,008
Series YYY, 3.25%, 10/01/49 (Call 04/01/49)	250	267,397
Duke Energy Ohio Inc.
3.70%, 06/15/46 (Call 12/15/45)	60	69,070
4.30%, 02/01/49 (Call 08/01/48)	835	1,041,546
Duke Energy Progress LLC
3.60%, 09/15/47 (Call 03/15/47)	470	529,206
3.70%, 10/15/46 (Call 04/15/46)	720	827,926
4.10%, 05/15/42 (Call 11/15/41)	410	500,381
4.10%, 03/15/43 (Call 09/15/42)	371	444,842
4.15%, 12/01/44 (Call 06/01/44)	444	538,049
4.20%, 08/15/45 (Call 02/15/45)	352	435,638
4.38%, 03/30/44 (Call 09/30/43)	150	188,109
6.30%, 04/01/38	175	264,339
E.ON International Finance BV, 6.65%, 04/30/38(a)	539	792,196
El Paso Electric Co.
5.00%, 12/01/44 (Call 06/01/44)	300	375,608
6.00%, 05/15/35(b)	400	533,238
Electricite de France SA
4.75%, 10/13/35 (Call 04/13/35)(a)(b)	990	1,257,151
4.88%, 09/21/38 (Call 03/21/38)(a)(b)	1,550	2,012,477
4.88%, 01/22/44(a)	775	1,001,507
4.95%, 10/13/45 (Call 04/13/45)(a)	1,220	1,562,039
5.00%, 09/21/48 (Call 03/21/48)(a)	1,400	1,819,969
5.25%, 10/13/55 (Call 04/13/55)(a)	290	404,589
5.60%, 01/27/40(a)(b)	860	1,211,363
6.00%, 01/22/2114(a)	375	487,763
6.95%, 01/26/39(a)	155	245,923
Emera U.S. Finance LP, 4.75%, 06/15/46 (Call 12/15/45)	1,290	1,585,731
Emirates Semb Corp. Water & Power Co. PJSC, 4.45%, 08/01/35(a)	250	275,000
Empresa de Transmision Electrica SA, 5.13%, 05/02/49(a)	450	534,294

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Enel Finance International NV
4.75%, 05/25/47(a)	$1,820	$2,193,979
6.00%, 10/07/39(a)(b)	665	883,095
Entergy Arkansas LLC
4.20%, 04/01/49 (Call 10/01/48)	245	300,570
4.95%, 12/15/44 (Call 12/15/24)	20	21,869
Entergy Louisiana LLC
3.05%, 06/01/31 (Call 03/01/31)	384	421,647
4.00%, 03/15/33 (Call 12/15/32)	595	719,502
4.20%, 09/01/48 (Call 03/01/48)	821	1,040,343
4.20%, 04/01/50 (Call 10/01/49)	645	803,821
4.95%, 01/15/45 (Call 01/15/25)	100	110,164
Entergy Mississippi LLC, 3.85%, 06/01/49 (Call 12/01/48)	615	730,736
Entergy Texas Inc., 3.55%, 09/30/49 (Call 03/30/49)	350	391,010
Evergy Kansas Central Inc.
3.25%, 09/01/49 (Call 03/01/49)	225	244,336
4.10%, 04/01/43 (Call 10/01/42)	218	268,340
4.13%, 03/01/42 (Call 09/01/41)(b)	485	598,302
4.25%, 12/01/45 (Call 06/01/45)	480	609,702
4.63%, 09/01/43 (Call 03/01/43)	245	317,285
Evergy Metro Inc.
4.20%, 06/15/47 (Call 12/15/46)	355	448,632
4.20%, 03/15/48 (Call 09/15/47)	260	334,203
5.30%, 10/01/41 (Call 04/01/41)	314	431,791
Series 2019, 4.13%, 04/01/49 (Call 10/01/48)	350	437,267
Eversource Energy, 3.45%, 01/15/50 (Call 07/15/49)	150	162,093
Exelon Corp.
4.45%, 04/15/46 (Call 10/15/45)	601	727,362
4.95%, 06/15/35 (Call 12/15/34)	325	398,142
5.10%, 06/15/45 (Call 12/15/44)	761	984,011
5.63%, 06/15/35	742	976,269
7.60%, 04/01/32	180	264,297
Exelon Generation Co. LLC
5.60%, 06/15/42 (Call 12/15/41)	810	965,640
5.75%, 10/01/41 (Call 04/01/41)	360	426,307
6.25%, 10/01/39	813	1,015,693
FirstEnergy Corp.
Series C, 4.85%, 07/15/47 (Call 01/15/47)	1,020	1,255,625
Series C, 7.38%, 11/15/31(b)	1,236	1,805,930
FirstEnergy Transmission LLC
4.55%, 04/01/49 (Call 10/01/48)(a)	350	439,234
5.45%, 07/15/44 (Call 01/15/44)(a)	600	821,331
Florida Power & Light Co.
3.15%, 10/01/49 (Call 04/01/49)(b)	1,250	1,388,317
3.70%, 12/01/47 (Call 06/01/47)	585	679,363
3.80%, 12/15/42 (Call 06/15/42)(b)	275	328,241
3.95%, 03/01/48 (Call 09/01/47)	485	599,475
3.99%, 03/01/49 (Call 09/01/48)	655	815,936
4.05%, 06/01/42 (Call 12/01/41)	360	445,428
4.05%, 10/01/44 (Call 04/01/44)(b)	305	371,986
4.13%, 02/01/42 (Call 08/01/41)	470	577,968
4.13%, 06/01/48 (Call 12/01/47)	492	627,382
4.95%, 06/01/35	700	958,073
5.13%, 06/01/41 (Call 12/01/40)	50	66,893
5.25%, 02/01/41 (Call 08/01/40)	200	283,354
5.63%, 04/01/34	125	180,069
5.65%, 02/01/37	146	207,745
5.69%, 03/01/40	169	249,873
5.95%, 10/01/33	15	21,408
5.95%, 02/01/38(b)	820	1,225,749

Security	Par (000)	Value

Electric (continued)
5.96%, 04/01/39	$100	$150,498
Georgia Power Co.
4.30%, 03/15/42	1,300	1,552,161
4.30%, 03/15/43(b)	296	353,079
5.40%, 06/01/40	75	99,897
Series 10-C, 4.75%, 09/01/40	466	574,137
Iberdrola International BV, 6.75%, 07/15/36	230	344,227
Indiana Michigan Power Co.
4.25%, 08/15/48 (Call 02/15/48)	355	441,779
6.05%, 03/15/37	239	336,164
Series K, 4.55%, 03/15/46 (Call 09/15/45)	490	629,500
Series L, 3.75%, 07/01/47 (Call 01/01/47)	240	275,420
Indianapolis Power & Light Co.
4.05%, 05/01/46 (Call 11/01/45)(a)	125	153,359
4.70%, 09/01/45 (Call 03/01/45)(a)	50	65,134
Infraestructura Energetica Nova SAB de CV, 4.88%, 01/14/48(a)	250	254,609
Interstate Power & Light Co.
3.50%, 09/30/49 (Call 03/30/49)	660	732,831
3.70%, 09/15/46 (Call 03/15/46)	435	490,384
4.70%, 10/15/43 (Call 04/15/43)(b)	143	179,918
6.25%, 07/15/39	80	114,004
ITC Holdings Corp., 5.30%, 07/01/43 (Call 01/01/43)	278	376,144
Jersey Central Power & Light Co., 6.15%, 06/01/37	57	81,078
Kentucky Utilities Co.
4.38%, 10/01/45 (Call 04/01/45)	750	926,067
5.13%, 11/01/40 (Call 05/01/40)	606	809,312
Series 1, 4.65%, 11/15/43 (Call 05/15/43)	50	62,567
LLPL Capital Pte Ltd., 6.88%, 02/04/39(a)	192	225,934
Louisville Gas & Electric Co., 4.25%, 04/01/49 (Call 10/01/48)	485	596,984
Massachusetts Electric Co., 5.90%, 11/15/39(a)(b)	50	71,874
MidAmerican Energy Co.
3.15%, 04/15/50 (Call 10/15/49)	500	539,931
3.65%, 08/01/48 (Call 02/01/48)	530	635,086
3.95%, 08/01/47 (Call 02/01/47)	205	255,438
4.25%, 05/01/46 (Call 11/01/45)	236	297,966
4.25%, 07/15/49 (Call 01/15/49)	1,161	1,492,210
4.40%, 10/15/44 (Call 04/15/44)	950	1,224,705
4.80%, 09/15/43 (Call 03/15/43)	645	868,148
5.75%, 11/01/35	56	80,014
5.80%, 10/15/36	55	79,250
6.75%, 12/30/31(b)	211	314,214
Minejesa Capital BV
4.63%, 08/10/30(a)	1,500	1,564,762
5.63%, 08/10/37(a)	500	552,969
Mississippi Power Co., Series 12-A, 4.25%, 03/15/42	425	492,832
Monongahela Power Co., 5.40%, 12/15/43 (Call 06/15/43)(a)	680	932,743
Narragansett Electric Co. (The), 4.17%, 12/10/42(a)(b)	50	59,110
National Grid USA, 5.80%, 04/01/35(b)	680	876,360
National Rural Utilities Cooperative Finance Corp.
4.02%, 11/01/32 (Call 05/01/32)	305	375,742
4.30%, 03/15/49 (Call 09/15/48)	655	839,118
4.40%, 11/01/48 (Call 05/01/48)	200	256,599
Series C, 8.00%, 03/01/32	496	796,536
Nevada Power Co.
5.38%, 09/15/40 (Call 03/15/40)	305	400,405
5.45%, 05/15/41 (Call 11/15/40)	25	34,374
Series N, 6.65%, 04/01/36	300	447,477

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
Series R, 6.75%, 07/01/37	$245	$363,567
New England Power Co., 3.80%, 12/05/47 (Call 06/05/47)(a)(b)	950	1,097,519
New York State Electric & Gas Corp., 3.30%, 09/15/49 (Call 03/15/49)(a)(b)	165	170,821
Niagara Mohawk Power Corp., 4.28%, 10/01/34 (Call 04/01/34)(a)	750	903,556
Northern States Power Co./MN
2.90%, 03/01/50 (Call 09/01/49)(b)	900	924,497
3.40%, 08/15/42 (Call 02/15/42)	360	410,637
3.60%, 05/15/46 (Call 11/15/45)	75	89,377
4.00%, 08/15/45 (Call 02/15/45)	115	144,973
4.13%, 05/15/44 (Call 11/15/43)	232	289,743
4.85%, 08/15/40 (Call 02/15/40)	25	32,596
5.35%, 11/01/39	355	502,213
6.25%, 06/01/36	421	628,893
NorthWestern Corp., 4.18%, 11/15/44 (Call 05/15/44)	571	667,652
NSTAR Electric Co.
4.40%, 03/01/44 (Call 09/01/43)	175	224,268
5.50%, 03/15/40	346	484,323
Oglethorpe Power Corp.
4.20%, 12/01/42	450	469,617
4.25%, 04/01/46 (Call 10/01/45)	105	110,229
4.55%, 06/01/44	355	406,242
5.05%, 10/01/48 (Call 04/01/48)	200	258,857
5.25%, 09/01/50	255	323,023
5.38%, 11/01/40	345	451,155
5.95%, 11/01/39(b)	465	592,932
Ohio Edison Co.
6.88%, 07/15/36	350	542,761
8.25%, 10/15/38	65	113,077
Ohio Power Co.
4.00%, 06/01/49 (Call 12/01/48)	275	336,489
4.15%, 04/01/48 (Call 10/01/47)(b)	565	702,067
Series D, 6.60%, 03/01/33	190	280,009
Oklahoma Gas & Electric Co.
3.30%, 03/15/30 (Call 09/15/29)	630	695,703
3.85%, 08/15/47 (Call 02/15/47)	320	365,435
4.15%, 04/01/47 (Call 10/01/46)	405	483,604
5.85%, 06/01/40	45	61,448
Oncor Electric Delivery Co. LLC
3.10%, 09/15/49 (Call 03/15/49)(b)	800	872,345
3.75%, 04/01/45 (Call 10/01/44)	639	766,968
3.80%, 09/30/47 (Call 03/30/47)	375	454,987
3.80%, 06/01/49 (Call 12/01/48)	490	598,334
4.10%, 11/15/48 (Call 05/15/48)	345	438,581
4.55%, 12/01/41 (Call 06/01/41)	410	537,641
5.25%, 09/30/40	305	431,685
5.30%, 06/01/42 (Call 12/01/41)	710	1,011,325
7.00%, 05/01/32	173	260,010
7.25%, 01/15/33	185	285,714
7.50%, 09/01/38	105	177,540
PacifiCorp
4.10%, 02/01/42 (Call 08/01/41)	280	340,805
4.13%, 01/15/49 (Call 07/15/48)	735	923,544
4.15%, 02/15/50 (Call 08/15/49)	700	870,665
5.75%, 04/01/37	265	375,624
6.00%, 01/15/39	650	954,796
6.10%, 08/01/36	780	1,135,977
6.25%, 10/15/37	135	202,684

Security	Par (000)	Value

Electric (continued)
6.35%, 07/15/38	$180	$273,069
PECO Energy Co.
3.00%, 09/15/49 (Call 03/15/49)	470	491,264
3.90%, 03/01/48 (Call 09/01/47)	540	644,029
4.15%, 10/01/44 (Call 04/01/44)	615	747,204
4.80%, 10/15/43 (Call 04/15/43)	500	643,462
5.95%, 10/01/36	111	156,268
Pennsylvania Electric Co., 6.15%, 10/01/38	75	105,320
Perusahaan Listrik Negara PT
4.88%, 07/17/49(a)	1,415	1,569,843
6.15%, 05/21/48(a)	1,425	1,848,937
6.25%, 01/25/49(a)(b)	590	782,175
Potomac Electric Power Co.
4.15%, 03/15/43 (Call 09/15/42)	621	747,098
6.50%, 11/15/37	345	514,049
7.90%, 12/15/38	75	122,205
PPL Capital Funding Inc.
4.00%, 09/15/47 (Call 03/15/47)	735	825,918
4.70%, 06/01/43 (Call 12/01/42)	615	740,408
5.00%, 03/15/44 (Call 09/15/43)	425	525,886
PPL Electric Utilities Corp.
3.00%, 10/01/49 (Call 04/01/49)(b)	530	549,431
3.95%, 06/01/47 (Call 12/01/46)	345	411,955
4.13%, 06/15/44 (Call 12/15/43)	185	220,135
4.15%, 06/15/48 (Call 12/15/47)(b)	455	560,761
4.75%, 07/15/43 (Call 01/15/43)	195	251,847
5.20%, 07/15/41 (Call 01/15/41)	10	13,134
6.25%, 05/15/39	315	465,677
Progress Energy Inc.
6.00%, 12/01/39(b)	540	771,426
7.00%, 10/30/31	310	451,230
7.75%, 03/01/31	349	516,850
PSEG Power LLC, 8.63%, 04/15/31	270	385,511
Public Service Co. of Colorado
3.55%, 06/15/46 (Call 12/15/45)	350	384,794
3.60%, 09/15/42 (Call 03/15/42)	250	292,944
3.80%, 06/15/47 (Call 12/15/46)	400	467,250
3.95%, 03/15/43 (Call 09/15/42)	125	147,222
4.05%, 09/15/49 (Call 03/15/49)	605	751,775
4.10%, 06/15/48 (Call 12/15/47)	350	441,246
4.30%, 03/15/44 (Call 09/15/43)	205	258,249
4.75%, 08/15/41 (Call 02/15/41)	5	6,443
6.50%, 08/01/38	235	365,498
Series 17, 6.25%, 09/01/37	390	601,370
Series 34, 3.20%, 03/01/50 (Call 09/01/49)	730	796,845
Public Service Co. of New Hampshire, 3.60%, 07/01/49 (Call 01/01/49)	840	980,099
Public Service Co. of Oklahoma, Series G, 6.63%, 11/15/37	50	74,822
Public Service Electric & Gas Co.
3.15%, 01/01/50 (Call 07/01/49)	500	547,303
3.20%, 08/01/49 (Call 02/01/49)	510	570,315
3.60%, 12/01/47 (Call 06/01/47)	705	831,495
3.65%, 09/01/42 (Call 03/01/42)	235	273,326
3.80%, 03/01/46 (Call 09/01/45)	763	913,557
3.85%, 05/01/49 (Call 11/01/48)	575	705,708
3.95%, 05/01/42 (Call 11/01/41)	560	674,793
4.05%, 05/01/48 (Call 11/01/47)	205	258,178
4.15%, 11/01/45 (Call 05/01/45)	75	94,356
5.50%, 03/01/40	100	143,145

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electric (continued)
5.80%, 05/01/37	$260	$368,493
Series K, 4.05%, 05/01/45 (Call 11/01/44)	60	72,560
Puget Sound Energy Inc.
3.25%, 09/15/49 (Call 03/15/49)	1,160	1,226,513
4.22%, 06/15/48 (Call 12/15/47)	25	30,765
4.30%, 05/20/45 (Call 11/20/44)	499	612,175
4.43%, 11/15/41 (Call 05/15/41)	695	820,319
5.64%, 04/15/41 (Call 10/15/40)	235	325,145
5.76%, 10/01/39	225	316,156
5.80%, 03/15/40	141	197,317
6.27%, 03/15/37	365	516,781
Ruwais Power Co. PJSC, 6.00%, 08/31/36(a)	450	570,094
San Diego Gas & Electric Co.
3.95%, 11/15/41	190	211,208
4.15%, 05/15/48 (Call 11/15/47)	565	684,639
4.50%, 08/15/40	395	501,536
5.35%, 05/15/40	25	33,601
6.00%, 06/01/39(b)	208	310,286
Series RRR, 3.75%, 06/01/47 (Call 12/01/46)(b)	621	721,104
Series TTT, 4.10%, 06/15/49 (Call 12/15/48)	30	36,963
Saudi Electricity Global Sukuk Co. 3, 5.50%, 04/08/44(a)	1,600	1,960,000
Sempra Energy
3.80%, 02/01/38 (Call 08/01/37)	2,206	2,470,383
4.00%, 02/01/48 (Call 08/01/47)	679	750,849
6.00%, 10/15/39	450	628,691
Southern California Edison Co.
3.65%, 02/01/50 (Call 08/01/49)	365	392,191
4.00%, 04/01/47 (Call 10/01/46)	681	778,224
4.05%, 03/15/42 (Call 09/15/41)	565	645,806
4.50%, 09/01/40 (Call 03/01/40)	443	535,767
4.65%, 10/01/43 (Call 04/01/43)	749	920,733
5.50%, 03/15/40	272	367,273
5.63%, 02/01/36	275	366,397
6.00%, 01/15/34(b)	363	503,574
6.05%, 03/15/39	650	920,105
Series 04-G, 5.75%, 04/01/35	205	282,690
Series 05-B, 5.55%, 01/15/36	285	366,374
Series 05-E, 5.35%, 07/15/35	395	524,834
Series 06-E, 5.55%, 01/15/37	250	329,680
Series 08-A, 5.95%, 02/01/38	475	673,591
Series 13-A, 3.90%, 03/15/43 (Call 09/15/42)	410	449,812
Series B, 4.88%, 03/01/49 (Call 09/01/48)	799	1,040,204
Series C, 3.60%, 02/01/45 (Call 08/01/44)	630	661,782
Series C, 4.13%, 03/01/48 (Call 09/01/47)	973	1,112,557
Southern Co. (The)
4.25%, 07/01/36 (Call 01/01/36)	799	945,376
4.40%, 07/01/46 (Call 01/01/46)	1,605	1,876,818
Southern Power Co.
5.15%, 09/15/41	595	742,155
5.25%, 07/15/43(b)	225	280,373
Series F, 4.95%, 12/15/46 (Call 06/15/46)	805	999,300
Southwestern Electric Power Co.
6.20%, 03/15/40	385	551,101
Series J, 3.90%, 04/01/45 (Call 10/01/44)	670	749,104
Series L, 3.85%, 02/01/48 (Call 08/01/47)	415	460,863
Southwestern Public Service Co.
3.40%, 08/15/46 (Call 02/15/46)	455	488,156
3.70%, 08/15/47 (Call 02/15/47)	385	440,520
3.75%, 06/15/49 (Call 12/15/48)	115	131,696
4.50%, 08/15/41 (Call 02/15/41)	280	358,441

Security	Par (000)	Value

Electric (continued)
6.00%, 10/01/36(b)	$395	$526,002
Series 6, 4.40%, 11/15/48 (Call 05/15/48)	490	620,598
State Grid Overseas Investment 2014 Ltd., 4.85%, 05/07/44(a)	700	956,882
State Grid Overseas Investment 2016 Ltd., 4.00%, 05/04/47(a)(b)	615	773,362
Tampa Electric Co.
3.63%, 06/15/50 (Call 12/15/49)(b)	375	441,876
4.10%, 06/15/42 (Call 12/15/41)	520	625,786
4.20%, 05/15/45 (Call 11/15/44)	350	425,277
4.35%, 05/15/44 (Call 11/15/43)	225	284,263
4.45%, 06/15/49 (Call 12/15/48)	295	386,551
6.55%, 05/15/36	30	43,272
Toledo Edison Co. (The), 6.15%, 05/15/37	650	966,995
Tri-State Generation & Transmission Association Inc.
4.25%, 06/01/46 (Call 12/01/45)	55	64,849
6.00%, 06/15/40(a)	700	1,002,241
Tucson Electric Power Co., 4.85%, 12/01/48 (Call 06/01/48)	300	404,251
Union Electric Co.
3.25%, 10/01/49 (Call 04/01/49)	470	517,457
3.90%, 09/15/42 (Call 03/15/42)	410	497,948
4.00%, 04/01/48 (Call 10/01/47)	380	467,429
8.45%, 03/15/39(b)	290	513,035
Virginia Electric & Power Co.
3.30%, 12/01/49 (Call 06/01/49)	75	80,663
4.00%, 01/15/43 (Call 07/15/42)(b)	346	413,825
4.45%, 02/15/44 (Call 08/15/43)	575	719,999
4.60%, 12/01/48 (Call 06/01/48)	760	997,069
6.35%, 11/30/37	25	37,379
8.88%, 11/15/38	315	577,395
Series A, 6.00%, 05/15/37	110	158,780
Series B, 3.80%, 09/15/47 (Call 03/15/47)	450	524,415
Series B, 4.20%, 05/15/45 (Call 11/15/44)	7	8,443
Series B, 6.00%, 01/15/36	250	355,557
Series C, 4.00%, 11/15/46 (Call 05/15/46)	585	702,530
Series D, 4.65%, 08/15/43 (Call 02/15/43)(b)	286	372,027
Wisconsin Electric Power Co.
4.30%, 10/15/48 (Call 04/15/48)(b)	429	532,518
5.63%, 05/15/33	57	77,856
5.70%, 12/01/36	5	6,916
Wisconsin Power & Light Co., 6.38%, 08/15/37	380	560,669
Wisconsin Public Service Corp.
3.30%, 09/01/49 (Call 03/01/49)(b)	1,045	1,138,236
4.75%, 11/01/44 (Call 05/01/44)	310	411,516
Xcel Energy Inc.
3.50%, 12/01/49 (Call 06/01/49)(b)	510	558,026
4.80%, 09/15/41 (Call 03/15/41)	279	346,735
6.50%, 07/01/36	225	322,006

		261,607,431

Electrical Components & Equipment — 0.0%
Emerson Electric Co.
5.25%, 11/15/39	35	47,434
6.00%, 08/15/32	450	635,734

		683,168

Electronics — 0.1%
Fortive Corp., 4.30%, 06/15/46 (Call 12/15/45)	569	672,479
Honeywell International Inc.
3.81%, 11/21/47 (Call 05/21/47)	460	583,457

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Electronics (continued)
5.70%, 03/15/36	$75	$108,841
5.70%, 03/15/37	65	95,732
Series 30, 5.38%, 03/01/41	27	39,933
Tyco Electronics Group SA, 7.13%, 10/01/37	200	320,198

		1,820,640

Engineering & Construction — 0.2%
Aeropuerto Internacional de Tocumen SA, 6.00%, 11/18/48 (Call 11/18/47)(a)	850	1,079,500
Mexico City Airport Trust
5.50%, 10/31/46 (Call 04/30/46)(a)	475	517,616
5.50%, 07/31/47 (Call 01/31/47)(a)	1,839	1,993,591

		3,590,707

Environmental Control — 0.2%
Republic Services Inc.
3.05%, 03/01/50 (Call 09/01/49)	260	258,991
5.70%, 05/15/41 (Call 11/15/40)	140	198,387
Waste Management Inc.
3.90%, 03/01/35 (Call 09/01/34)	350	404,847
4.00%, 07/15/39 (Call 01/15/39)	390	468,967
4.10%, 03/01/45 (Call 09/01/44)	910	1,116,141
4.15%, 07/15/49 (Call 01/15/49)	1,258	1,568,522

		4,015,855

Food — 1.7%
Campbell Soup Co., 4.80%, 03/15/48 (Call 09/15/47)	760	927,124
Conagra Brands Inc.
5.30%, 11/01/38 (Call 05/01/38)(b)	976	1,183,842
5.40%, 11/01/48 (Call 05/01/48)	1,020	1,289,576
8.25%, 09/15/30	545	788,573
General Mills Inc.
4.15%, 02/15/43 (Call 08/15/42)	30	34,077
4.55%, 04/17/38 (Call 10/17/37)(b)	605	727,160
4.70%, 04/17/48 (Call 10/17/47)	435	543,710
5.40%, 06/15/40	425	563,251
Grupo Bimbo SAB de CV
4.00%, 09/06/49 (Call 03/06/49)(a)(b)	1,000	1,031,675
4.70%, 11/10/47 (Call 05/10/47)(a)	200	230,000
Hershey Co. (The)
3.13%, 11/15/49 (Call 05/15/49)	385	414,591
3.38%, 08/15/46 (Call 02/15/46)	200	226,496
Ingredion Inc., 6.63%, 04/15/37	200	281,176
JM Smucker Co. (The)
4.25%, 03/15/35	1,070	1,249,380
4.38%, 03/15/45(b)	700	801,136
Kellogg Co.
4.50%, 04/01/46(b)	390	463,566
Series B, 7.45%, 04/01/31	851	1,242,954
Koninklijke Ahold Delhaize NV, 5.70%, 10/01/40	480	649,817
Kroger Co. (The)
3.88%, 10/15/46 (Call 04/15/46)	625	665,165
3.95%, 01/15/50 (Call 07/15/49)	100	103,603
4.45%, 02/01/47 (Call 08/01/46)	840	951,009
4.65%, 01/15/48 (Call 07/15/47)	510	579,264
5.00%, 04/15/42 (Call 10/15/41)	375	449,403
5.15%, 08/01/43 (Call 02/01/43)	195	244,306
5.40%, 07/15/40 (Call 01/15/40)(b)	295	370,441
5.40%, 01/15/49 (Call 07/15/48)	370	480,511
6.90%, 04/15/38	330	468,717
7.50%, 04/01/31	315	450,292

Security	Par (000)	Value

Food (continued)
Mars Inc.
3.20%, 04/01/30 (Call 01/01/30)(a)	$275	$307,027
3.60%, 04/01/34 (Call 01/01/34)(a)	455	539,321
3.88%, 04/01/39 (Call 10/01/38)(a)	650	780,698
3.95%, 04/01/44 (Call 10/01/43)(a)	825	988,522
3.95%, 04/01/49 (Call 10/01/48)(a)	675	820,342
4.13%, 04/01/54 (Call 10/01/53)(a)(b)	475	581,665
4.20%, 04/01/59 (Call 10/01/58)(a)	675	890,388
McCormick & Co. Inc./MD, 4.20%, 08/15/47 (Call 02/15/47)	315	382,319
Mondelez International Inc., 4.63%, 05/07/48 (Call 11/07/47)	725	941,487
Nestle Holdings Inc.
3.90%, 09/24/38 (Call 03/24/38)(a)	1,180	1,428,324
4.00%, 09/24/48 (Call 03/24/48)(a)	1,904	2,405,891
Sysco Corp.
4.45%, 03/15/48 (Call 09/15/47)	792	962,097
4.50%, 04/01/46 (Call 10/01/45)	506	639,134
4.85%, 10/01/45 (Call 04/01/45)	625	804,583
5.38%, 09/21/35	325	444,171
Tesco PLC, 6.15%, 11/15/37(a)(b)	730	945,685
Tyson Foods Inc.
4.55%, 06/02/47 (Call 12/02/46)(b)	640	768,994
4.88%, 08/15/34 (Call 02/15/34)(b)	520	642,086
5.10%, 09/28/48 (Call 03/28/48)	1,494	1,946,532
5.15%, 08/15/44 (Call 02/15/44)	360	459,037

		35,089,118

Forest Products & Paper — 0.5%
Celulosa Arauco y Constitucion SA
5.15%, 01/29/50 (Call 07/29/49)(a)	50	51,250
5.50%, 11/02/47 (Call 05/02/47)	455	491,258
5.50%, 04/30/49 (Call 10/30/48)(a)(b)	500	537,362
Domtar Corp.
6.25%, 09/01/42(b)	175	208,733
6.75%, 02/15/44 (Call 08/15/43)(b)	220	273,905
Georgia-Pacific LLC, 8.88%, 05/15/31	693	1,132,933
International Paper Co.
4.35%, 08/15/48 (Call 02/15/48)	990	1,124,992
4.40%, 08/15/47 (Call 02/15/47)	1,305	1,468,483
4.80%, 06/15/44 (Call 12/15/43)	576	661,478
5.00%, 09/15/35 (Call 03/15/35)	440	559,441
5.15%, 05/15/46 (Call 11/15/45)	610	746,558
6.00%, 11/15/41 (Call 05/15/41)	405	539,837
7.30%, 11/15/39	780	1,154,284
8.70%, 06/15/38	75	118,276
Stora Enso OYJ, 7.25%, 04/15/36(a)	470	582,800
Suzano Austria GmbH, 7.00%, 03/16/47 (Call 09/16/46)(a)	935	1,107,975

		10,759,565

Gas — 1.1%
Atmos Energy Corp.
3.38%, 09/15/49 (Call 03/15/49)(b)	950	1,045,175
4.13%, 10/15/44 (Call 04/15/44)	565	671,978
4.13%, 03/15/49 (Call 09/15/48)	285	356,426
4.15%, 01/15/43 (Call 07/15/42)	340	397,817
4.30%, 10/01/48 (Call 04/01/48)(b)	400	504,367
5.50%, 06/15/41 (Call 12/15/40)	305	414,263
Boston Gas Co., 4.49%, 02/15/42(a)	35	43,430
Brooklyn Union Gas Co. (The) 4.27%, 03/15/48 (Call 09/15/47)(a)	1,035	1,275,410

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Gas (continued)
4.49%, 03/04/49 (Call 09/04/48)(a)	$1,300	$1,652,742
4.50%, 03/10/46 (Call 09/10/45)(a)(b)	25	31,391
CenterPoint Energy Resources Corp.
4.10%, 09/01/47 (Call 03/01/47)	365	428,141
5.85%, 01/15/41 (Call 07/15/40)	235	325,685
6.63%, 11/01/37	35	51,063
Centrica PLC, 5.38%, 10/16/43 (Call 04/16/43)(a)	250	309,418
Dominion Energy Gas Holdings LLC
4.60%, 12/15/44 (Call 06/15/44)(b)	500	592,117
4.80%, 11/01/43 (Call 05/01/43)	115	139,548
Series C, 3.90%, 11/15/49 (Call 08/15/49)	270	293,132
KeySpan Gas East Corp., 5.82%, 04/01/41(a)	250	350,127
Korea Gas Corp., 6.25%, 01/20/42(a)	640	1,041,600
Mega Advance Investments Ltd., 6.38%, 05/12/41(a)	200	299,188
Nakilat Inc., 6.07%, 12/31/33(a)(b)	650	788,734
NiSource Inc.
3.95%, 03/30/48 (Call 12/30/47)	435	491,630
4.38%, 05/15/47 (Call 11/15/46)	720	844,687
4.80%, 02/15/44 (Call 08/15/43)	803	974,022
5.25%, 02/15/43 (Call 08/15/42)	687	890,060
5.65%, 02/01/45 (Call 08/01/44)	561	764,847
5.80%, 02/01/42 (Call 08/01/41)	150	197,816
5.95%, 06/15/41 (Call 12/15/40)(b)	560	772,116
ONE Gas Inc.
4.50%, 11/01/48 (Call 05/01/48)(b)	355	442,893
4.66%, 02/01/44 (Call 08/01/43)	235	295,204
Piedmont Natural Gas Co. Inc.
3.64%, 11/01/46 (Call 05/01/46)	70	76,189
4.10%, 09/18/34 (Call 03/18/34)	100	119,737
4.65%, 08/01/43 (Call 02/01/43)	153	186,601
Southern California Gas Co.
3.75%, 09/15/42 (Call 03/15/42)	180	198,594
4.45%, 03/15/44 (Call 09/15/43)	470	565,065
5.13%, 11/15/40	80	102,972
Series UU, 4.13%, 06/01/48 (Call 12/01/47)	155	189,195
Series VV, 4.30%, 01/15/49 (Call 07/15/48)	510	653,383
Series WW, 3.95%, 02/15/50 (Call 08/15/49)(b)	800	990,234
Southern Co. Gas Capital Corp.
3.95%, 10/01/46 (Call 04/01/46)	250	278,144
4.40%, 06/01/43 (Call 12/01/42)	341	399,603
4.40%, 05/30/47 (Call 11/30/46)	210	256,180
5.88%, 03/15/41 (Call 09/15/40)	767	1,077,826
6.00%, 10/01/34	400	549,151
Southwest Gas Corp.
3.80%, 09/29/46 (Call 03/29/46)	175	203,238
4.15%, 06/01/49 (Call 12/01/48)(b)	285	340,374
Spire Inc., 4.70%, 08/15/44 (Call 02/15/44)	100	123,483
Washington Gas Light Co.
3.65%, 09/15/49 (Call 03/15/49)	511	563,168
Series K, 3.80%, 09/15/46 (Call 03/15/46)(b)	210	232,380

		23,790,544

Hand & Machine Tools — 0.1%
Snap-on Inc., 4.10%, 03/01/48 (Call 09/01/47)	450	562,212
Stanley Black & Decker Inc.
4.85%, 11/15/48 (Call 05/15/48)	191	264,939
5.20%, 09/01/40	235	309,478

		1,136,629

Security	Par (000)	Value

Health Care - Products — 1.3%
Abbott Laboratories
4.75%, 11/30/36 (Call 05/30/36)	$2,155	$2,825,984
4.75%, 04/15/43 (Call 10/15/42)	973	1,293,589
4.90%, 11/30/46 (Call 05/30/46)	3,020	4,206,261
5.30%, 05/27/40(b)	310	439,345
6.00%, 04/01/39	200	299,821
Alcon Finance Corp., 3.80%, 09/23/49 (Call 03/23/49)(a)	400	446,439
Baxter International Inc., 3.50%, 08/15/46 (Call 02/15/46)	1,423	1,494,908
Boston Scientific Corp.
4.55%, 03/01/39 (Call 09/01/38)	1,275	1,576,126
4.70%, 03/01/49 (Call 09/01/48)	945	1,232,052
7.00%, 11/15/35	335	492,659
7.38%, 01/15/40	220	351,968
Danaher Corp., 4.38%, 09/15/45 (Call 03/15/45)	465	589,354
DH Europe Finance II Sarl
3.25%, 11/15/39 (Call 05/15/39)	300	325,919
3.40%, 11/15/49 (Call 05/15/49)(b)	810	893,398
Koninklijke Philips NV, 5.00%, 03/15/42(b)	1,080	1,453,427
Medtronic Inc.
4.38%, 03/15/35	2,040	2,596,723
4.63%, 03/15/45	1,871	2,532,034
Stryker Corp.
4.10%, 04/01/43 (Call 10/01/42)	475	559,246
4.38%, 05/15/44 (Call 12/15/43)	266	328,154
4.63%, 03/15/46 (Call 09/15/45)	1,035	1,339,082
Thermo Fisher Scientific Inc.
4.10%, 08/15/47 (Call 02/15/47)	881	1,104,404
5.30%, 02/01/44 (Call 08/01/43)	512	684,457
Zimmer Biomet Holdings Inc.
4.25%, 08/15/35 (Call 02/15/35)	465	505,021
4.45%, 08/15/45 (Call 07/15/45)	315	358,584
5.75%, 11/30/39	200	250,844

		28,179,799

Health Care - Services — 2.8%
Advocate Health & Hospitals Corp., 4.27%, 08/15/48 (Call 02/15/48)	750	972,286
Aetna Inc.
3.88%, 08/15/47 (Call 02/15/47)	465	491,536
4.13%, 11/15/42 (Call 05/15/42)	600	651,266
4.50%, 05/15/42 (Call 11/15/41)	520	586,298
4.75%, 03/15/44 (Call 09/15/43)	380	444,592
6.63%, 06/15/36	380	527,429
6.75%, 12/15/37	435	621,742
Allina Health System, Series 2019, 3.89%, 04/15/49	215	257,139
Anthem Inc.
3.70%, 09/15/49 (Call 03/15/49)(b)	320	327,732
4.38%, 12/01/47 (Call 06/01/47)(b)	895	1,022,623
4.55%, 03/01/48 (Call 09/01/47)	1,030	1,211,736
4.63%, 05/15/42	1,302	1,510,336
4.65%, 01/15/43	829	971,704
4.65%, 08/15/44 (Call 02/15/44)	620	724,481
4.85%, 08/15/54 (Call 02/15/54)	275	332,354
5.10%, 01/15/44(b)	795	982,806
5.95%, 12/15/34	35	47,539
Ascension Health
3.95%, 11/15/46	1,278	1,585,440
4.85%, 11/15/53	166	237,600
Baylor Scott & White Holdings
3.97%, 11/15/46 (Call 05/15/46)	350	430,313
4.19%, 11/15/45 (Call 05/15/45)	201	250,796

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Health Care - Services (continued)
CommonSpirit Health
3.82%, 10/01/49 (Call 04/01/49)(b)	$630	$675,978
4.19%, 10/01/49 (Call 04/01/49)	797	871,786
4.35%, 11/01/42	695	784,242
Dartmouth-Hitchcock Health, Series B, 4.18%, 08/01/48 (Call 02/01/48)	230	289,099
Dignity Health
4.50%, 11/01/42	305	357,715
5.27%, 11/01/64	115	152,681
Duke University Health System Inc., Series 2017, 3.92%, 06/01/47 (Call 12/01/46)	330	417,711
Hackensack Meridian Health Inc., 4.21%, 07/01/48 (Call 01/01/48)	75	95,488
Hartford HealthCare Corp., 3.45%, 07/01/54	100	106,392
HCA Inc.
5.13%, 06/15/39 (Call 12/15/38)(b)	1,362	1,583,370
5.25%, 06/15/49 (Call 12/15/48)	1,425	1,659,844
5.50%, 06/15/47 (Call 12/15/46)	1,360	1,614,075
Humana Inc.
3.95%, 08/15/49 (Call 02/15/49)	780	845,869
4.63%, 12/01/42 (Call 06/01/42)	685	804,533
4.80%, 03/15/47 (Call 09/14/46)(b)	325	396,784
4.95%, 10/01/44 (Call 04/01/44)(b)	285	351,092
8.15%, 06/15/38	100	154,756
Indiana University Health Inc. Obligated Group, 3.97%, 11/01/48 (Call 05/01/48)	100	124,946
Johns Hopkins Health System Corp. (The), 3.84%, 05/15/46	135	166,212
Kaiser Foundation Hospitals
4.15%, 05/01/47 (Call 11/01/46)	2,183	2,756,773
4.88%, 04/01/42	100	136,126
Laboratory Corp. of America Holdings, 4.70%, 02/01/45 (Call 08/01/44)	1,250	1,506,590
Mayo Clinic, Series 2013, 4.00%, 11/15/47	11	13,932
McLaren Health Care Corp., Series A, 4.39%, 05/15/48 (Call 11/15/47)	25	31,802
Memorial Sloan-Kettering Cancer Center
4.13%, 07/01/52	325	410,973
5.00%, 07/01/42	45	62,281
Series 2015, 4.20%, 07/01/55	465	601,183
Montefiore Obligated Group, Series 18-C, 5.24%, 11/01/48 (Call 05/01/48)	370	459,839
Mount Sinai Hospitals Group Inc., Series 2017, 3.98%, 07/01/48(b)	205	240,275
New York and Presbyterian Hospital (The)
4.02%, 08/01/45	101	126,453
4.06%, 08/01/56	450	562,066
4.76%, 08/01/2116	55	75,737
Series 2019, 3.95%, 12/31/99 (Call 02/01/2119)	750	901,840
Northwell Healthcare Inc.
3.81%, 11/01/49 (Call 11/01/48)	110	123,382
3.98%, 11/01/46 (Call 11/01/45)	890	1,031,675
4.26%, 11/01/47 (Call 11/01/46)	710	843,260
Ochsner Clinic Foundation, 5.90%, 05/15/45 (Call 11/15/44)	75	110,059
Partners Healthcare System Inc., Series 2020, 3.19%, 07/01/49 (Call 01/01/49)	1,135	1,199,631
Providence St Joseph Health Obligated Group
Series A, 3.93%, 10/01/48 (Call 04/01/48)(b)	115	140,494
Series I, 3.74%, 10/01/47	250	292,966

Security	Par (000)	Value

Health Care - Services (continued)
Quest Diagnostics Inc., 4.70%, 03/30/45 (Call 09/30/44)	$527	$640,053
Roche Holdings Inc., 4.00%, 11/28/44 (Call 05/28/44)(a)(b)	261	336,545
Southern Baptist Hospital of Florida Inc., 4.86%, 07/15/45 (Call 01/15/45)	25	33,098
Spectrum Health System Obligated Group, Series 19A, 3.49%, 07/15/49 (Call 01/15/49)	100	114,103
Stanford Health Care, Series 2018, 3.80%, 11/15/48 (Call 05/15/48)	375	463,286
Sutter Health, Series 2018, 4.09%, 08/15/48 (Call 02/15/48)	395	497,661
Texas Health Resources, 4.33%, 11/15/55	9	11,879
Toledo Hospital (The)
4.98%, 11/15/45 (Call 05/15/45)(b)	50	54,620
5.75%, 11/15/38 (Call 11/15/28)	165	200,555
6.02%, 11/15/48(b)	530	686,547
UnitedHealth Group Inc.
3.50%, 08/15/39 (Call 02/15/39)	377	415,350
3.70%, 08/15/49 (Call 02/15/49)(b)	1,145	1,277,075
3.75%, 10/15/47 (Call 04/15/47)	870	983,526
3.88%, 08/15/59 (Call 02/15/59)	1,325	1,508,984
3.95%, 10/15/42 (Call 04/15/42)	617	710,465
4.20%, 01/15/47 (Call 07/15/46)	493	590,993
4.25%, 03/15/43 (Call 09/15/42)	1,000	1,193,797
4.25%, 04/15/47 (Call 10/15/46)	430	519,803
4.25%, 06/15/48 (Call 12/15/47)	1,007	1,220,662
4.38%, 03/15/42 (Call 09/15/41)	350	423,411
4.45%, 12/15/48 (Call 06/15/48)	1,065	1,332,015
4.63%, 07/15/35	1,539	1,923,831
4.63%, 11/15/41 (Call 05/15/41)(b)	405	504,810
4.75%, 07/15/45	1,000	1,283,274
5.70%, 10/15/40 (Call 04/15/40)	330	461,703
5.80%, 03/15/36	390	535,760
5.95%, 02/15/41 (Call 08/15/40)	400	575,478
6.50%, 06/15/37	415	613,188
6.63%, 11/15/37	486	728,634
6.88%, 02/15/38	980	1,498,553
Willis-Knighton Medical Center, Series 2018, 4.81%, 09/01/48 (Call 03/01/48)	135	180,687

		58,788,004

Holding Companies - Diversified — 0.1%
CK Hutchison International 19 II Ltd., 3.38%, 09/06/49 (Call 03/06/49)(a)	1,000	1,122,500
Hutchison Whampoa International Ltd., 7.45%, 11/24/33(a)(b)	275	430,289

		1,552,789

Home Furnishings — 0.1%
Whirlpool Corp.
4.50%, 06/01/46 (Call 12/01/45)	755	838,253
5.15%, 03/01/43	200	230,014

		1,068,267

Household Products & Wares — 0.2%
Kimberly-Clark Corp.
2.88%, 02/07/50 (Call 08/07/49)	400	411,795
3.20%, 07/30/46 (Call 01/30/46)(b)	755	824,358
3.90%, 05/04/47 (Call 11/04/46)	310	379,256
5.30%, 03/01/41(b)	31	42,972
6.63%, 08/01/37	330	506,395

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Household Products & Wares (continued)
SC Johnson & Son Inc., 4.75%, 10/15/46 (Call 04/15/46)(a)	$1,025	$1,358,672

		3,523,448

Insurance — 5.3%
ACE Capital Trust II, Series N, 9.70%, 04/01/30	100	150,000
Aflac Inc.
4.00%, 10/15/46 (Call 04/15/46)	395	475,623
4.75%, 01/15/49 (Call 07/15/48)	1,035	1,379,928
6.45%, 08/15/40(b)	131	196,724
AIA Group Ltd., 4.50%, 03/16/46 (Call 09/16/45)(a)	200	255,373
AIG SunAmerica Global Financing X, 6.90%, 03/15/32(a)(b)	575	840,995
Alleghany Corp., 4.90%, 09/15/44 (Call 03/15/44)	140	180,678
Allstate Corp. (The)
3.85%, 08/10/49 (Call 02/10/49)(b)	805	961,813
4.20%, 12/15/46 (Call 06/15/46)	620	794,032
4.50%, 06/15/43	335	437,010
5.35%, 06/01/33(b)	388	527,484
5.55%, 05/09/35	376	523,925
5.95%, 04/01/36	150	219,307
6.50%, 05/15/67 (Call 05/15/37)(c)	195	247,650
American Financial Group Inc./OH, 4.50%, 06/15/47 (Call 12/15/46)	425	525,761
American International Group Inc.
3.88%, 01/15/35 (Call 07/15/34)	1,496	1,708,383
4.38%, 01/15/55 (Call 07/15/54)	495	575,244
4.50%, 07/16/44 (Call 01/16/44)	1,041	1,275,712
4.70%, 07/10/35 (Call 01/10/35)	760	935,651
4.75%, 04/01/48 (Call 10/01/47)(b)	1,095	1,402,672
4.80%, 07/10/45 (Call 01/10/45)	1,045	1,332,402
6.25%, 05/01/36	990	1,352,194
8.18%, 05/15/68 (Call 05/15/38)(c)	170	232,050
Aon Corp., 6.25%, 09/30/40	600	892,457
Aon PLC
4.45%, 05/24/43 (Call 02/24/43)	505	608,915
4.60%, 06/14/44 (Call 03/14/44)(b)	705	890,779
4.75%, 05/15/45 (Call 11/15/44)(b)	441	580,074
Arch Capital Finance LLC, 5.03%, 12/15/46 (Call 06/15/46)	270	373,520
Arch Capital Group Ltd., 7.35%, 05/01/34(b)	270	418,323
Arch Capital Group U.S. Inc., 5.14%, 11/01/43	470	653,183
Assurant Inc., 6.75%, 02/15/34	48	63,233
AXA SA, 8.60%, 12/15/30	2,015	2,979,681
AXIS Specialty Finance PLC, 5.15%, 04/01/45	510	630,438
Berkshire Hathaway Finance Corp.
4.20%, 08/15/48 (Call 02/15/48)	1,965	2,400,929
4.25%, 01/15/49 (Call 07/15/48)	1,243	1,546,989
4.30%, 05/15/43(b)	373	461,018
4.40%, 05/15/42	715	891,051
5.75%, 01/15/40	445	643,993
Berkshire Hathaway Inc., 4.50%, 02/11/43	715	913,557
Brighthouse Financial Inc., 4.70%, 06/22/47 (Call 12/22/46)	1,174	1,186,395
Chubb Corp. (The), 6.00%, 05/11/37	210	317,469
Chubb INA Holdings Inc.
4.15%, 03/13/43	250	310,543
4.35%, 11/03/45 (Call 05/03/45)	860	1,112,073
Equitable Holdings Inc., 5.00%, 04/20/48 (Call 10/20/47)	1,140	1,291,384
Everest Reinsurance Holdings Inc., 4.87%, 06/01/44	450	560,754

Security	Par (000)	Value

Insurance (continued)
Farmers Exchange Capital II, 6.15%, 11/01/53 (Call 11/01/33)(a)(c)	$10	$13,184
Farmers Exchange Capital III, 5.45%, 10/15/54 (Call 10/15/34)(a)(c)	615	743,037
Farmers Insurance Exchange, 4.75%, 11/01/57 (Call 11/01/37)(a)(c)	300	327,952
Great-West Lifeco Finance 2018 LP, 4.58%, 05/17/48 (Call 11/17/47)(a)	1,000	1,306,670
Great-West Lifeco Finance Delaware LP, 4.15%, 06/03/47 (Call 12/03/46)(a)	50	61,420
Guardian Life Insurance Co. of America (The)
3.70%, 01/22/70 (Call 07/22/69)(a)	50	56,349
4.85%, 01/24/77(a)	475	645,318
4.88%, 06/19/64(a)	275	380,468
Harborwalk Funding Trust, 5.08%, 02/15/69 (Call 02/15/49)(a)(c)	590	750,483
Hartford Financial Services Group Inc. (The)
3.60%, 08/19/49 (Call 02/19/49)(b)	860	944,344
4.30%, 04/15/43	179	218,034
4.40%, 03/15/48 (Call 09/15/47)	415	517,653
5.95%, 10/15/36	216	303,622
6.10%, 10/01/41	520	764,642
6.63%, 03/30/40	520	779,681
Liberty Mutual Group Inc.
3.95%, 10/15/50 (Call 04/15/50)(a)(b)	1,326	1,459,800
4.50%, 06/15/49 (Call 12/15/48)(a)(b)	667	805,621
Liberty Mutual Insurance Co., 7.70%, 10/15/97(a)(b)	85	144,610
Lincoln National Corp.
4.35%, 03/01/48 (Call 09/01/47)	860	1,012,357
6.30%, 10/09/37	116	164,031
7.00%, 06/15/40(b)	625	978,841
Loews Corp.
4.13%, 05/15/43 (Call 11/15/42)	310	383,666
6.00%, 02/01/35	354	497,847
Manulife Financial Corp., 5.38%, 03/04/46	860	1,246,838
Markel Corp.
4.15%, 09/17/50 (Call 03/17/50)(b)	685	783,769
4.30%, 11/01/47 (Call 05/01/47)	285	318,699
5.00%, 03/30/43	350	410,724
5.00%, 04/05/46	595	728,126
5.00%, 05/20/49 (Call 11/20/48)	325	408,868
Marsh & McLennan Companies Inc.
4.20%, 03/01/48 (Call 09/01/47)	385	461,456
4.35%, 01/30/47 (Call 07/30/46)	782	968,256
4.75%, 03/15/39 (Call 09/15/38)	170	221,590
4.90%, 03/15/49 (Call 09/15/48)	1,115	1,523,209
5.88%, 08/01/33	75	100,652
Massachusetts Mutual Life Insurance Co.
3.73%, 10/15/70(a)(b)	931	997,220
4.90%, 04/01/77(a)	190	268,829
MetLife Capital Trust IV, 7.88%, 12/15/37 (Call 12/15/32)(a)	155	208,475
MetLife Inc.
4.05%, 03/01/45	1,666	1,996,381
4.13%, 08/13/42	766	915,323
4.60%, 05/13/46 (Call 12/13/45)	455	591,756
4.88%, 11/13/43	565	754,580
5.70%, 06/15/35	350	483,922
5.88%, 02/06/41	1,050	1,497,880
6.38%, 06/15/34	570	847,845

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Insurance (continued)
6.40%, 12/15/66 (Call 12/15/31)	$1,258	$1,553,882
6.50%, 12/15/32	655	967,792
9.25%, 04/08/38 (Call 04/08/33)(a)(b)	125	186,250
10.75%, 08/01/69 (Call 08/01/34)	176	293,040
Series N, 4.72%, 12/15/44	875	1,136,146
Mutual of Omaha Insurance Co., 6.80%, 06/15/36(a)	75	105,351
Nationwide Financial Services Inc.
3.90%, 11/30/49 (Call 05/30/49)(a)(b)	1,520	1,737,704
5.30%, 11/18/44(a)	450	585,439
Nationwide Mutual Insurance Co.
4.95%, 04/22/44(a)	750	979,128
8.25%, 12/01/31(a)	200	307,451
9.38%, 08/15/39(a)	435	788,274
New York Life Insurance Co.
4.45%, 05/15/69 (Call 11/15/68)(a)	642	836,525
5.88%, 05/15/33(a)(b)	980	1,385,691
6.75%, 11/15/39(a)	1,160	1,833,587
Nippon Life Insurance Co., 3.40%, 01/23/50 (Call 01/23/30)(a)(c)	700	721,000
Northwestern Mutual Life Insurance Co. (The)
3.63%, 09/30/59 (Call 03/30/59)(a)	1,694	1,888,663
3.85%, 09/30/47 (Call 03/30/47)(a)(b)	750	857,632
Ohio National Financial Services Inc., 6.63%, 05/01/31(a)	150	164,584
Ohio National Life Insurance Co. (The), 6.88%, 06/15/42(a)(b)	300	351,973
Pacific Life Insurance Co., 4.30%, 10/24/67 (Call 10/24/47)(a)(c)	760	852,918
Principal Financial Group Inc.
4.30%, 11/15/46 (Call 05/15/46)(b)	133	163,300
4.35%, 05/15/43	325	402,678
4.63%, 09/15/42	40	50,500
6.05%, 10/15/36	191	272,596
Progressive Corp. (The)
3.70%, 01/26/45	210	241,289
4.13%, 04/15/47 (Call 10/15/46)	673	840,464
4.20%, 03/15/48 (Call 09/15/47)	940	1,188,514
4.35%, 04/25/44	171	213,835
6.25%, 12/01/32	240	349,587
Prudential Financial Inc.
3.70%, 03/13/51 (Call 09/13/50)	75	79,765
3.91%, 12/07/47 (Call 06/07/47)	974	1,101,597
3.94%, 12/07/49 (Call 06/07/49)(b)	1,438	1,612,102
4.35%, 02/25/50 (Call 08/25/49)	1,379	1,642,724
4.42%, 03/27/48 (Call 09/27/47)	550	663,726
4.60%, 05/15/44	480	604,429
5.70%, 12/14/36	780	1,116,810
6.63%, 06/21/40	150	228,665
Series B, 5.75%, 07/15/33	100	136,418
Series D, 6.63%, 12/01/37(b)	65	98,657
Securian Financial Group Inc., 4.80%, 04/15/48(a)(b)	315	428,819
Selective Insurance Group Inc., 5.38%, 03/01/49 (Call 09/01/48)	230	303,375
Sompo International Holdings Ltd., 7.00%, 07/15/34	400	578,753
Teachers Insurance & Annuity Association of America
4.27%, 05/15/47 (Call 11/15/46)(a)(b)	2,635	3,244,229
4.90%, 09/15/44(a)	826	1,089,602
6.85%, 12/16/39(a)(b)	186	285,031
Transatlantic Holdings Inc., 8.00%, 11/30/39	275	457,755
Travelers Companies Inc. (The)
3.75%, 05/15/46 (Call 11/15/45)(b)	530	621,530

Security	Par (000)	Value

Insurance (continued)
4.00%, 05/30/47 (Call 11/30/46)	$457	$566,447
4.05%, 03/07/48 (Call 09/07/47)	639	799,378
4.10%, 03/04/49 (Call 09/04/48)	715	919,066
4.30%, 08/25/45 (Call 02/25/45)	535	673,142
4.60%, 08/01/43	108	141,667
5.35%, 11/01/40	563	795,642
6.25%, 06/15/37	450	670,048
6.75%, 06/20/36	325	500,936
Travelers Property Casualty Corp., 6.38%, 03/15/33	400	599,847
Unum Group
4.50%, 12/15/49 (Call 06/15/49)	635	684,059
5.75%, 08/15/42	360	432,701
Voya Financial Inc.
4.80%, 06/15/46	100	129,036
5.70%, 07/15/43	660	934,883
Western & Southern Financial Group Inc., 5.75%, 07/15/33(a)	200	269,402
Western & Southern Life Insurance Co. (The), 5.15%, 01/15/49 (Call 07/15/48)(a)	150	200,381
Willis North America Inc.
3.88%, 09/15/49 (Call 03/15/49)(b)	310	342,106
5.05%, 09/15/48 (Call 03/15/48)	805	1,037,791
WR Berkley Corp., 4.75%, 08/01/44	210	264,464
XLIT Ltd.
5.25%, 12/15/43	150	218,004
5.50%, 03/31/45(b)	661	944,833

		111,925,010

Internet — 0.9%
Alibaba Group Holding Ltd.
4.00%, 12/06/37 (Call 06/06/37)	1,615	1,832,944
4.20%, 12/06/47 (Call 06/06/47)	1,285	1,547,622
4.40%, 12/06/57 (Call 06/06/57)	435	548,236
4.50%, 11/28/34 (Call 05/28/34)	625	766,406
Amazon.com Inc.
3.88%, 08/22/37 (Call 02/22/37)	2,490	2,995,434
4.05%, 08/22/47 (Call 02/22/47)(b)	1,555	2,000,589
4.25%, 08/22/57 (Call 02/22/57)(b)	1,942	2,607,691
4.80%, 12/05/34 (Call 06/05/34)	1,932	2,560,519
4.95%, 12/05/44 (Call 06/05/44)	1,475	2,078,275
eBay Inc., 4.00%, 07/15/42 (Call 01/15/42)	1,217	1,224,580
Tencent Holdings Ltd.
3.93%, 01/19/38 (Call 07/19/37)(a)(b)	1,300	1,471,431
4.53%, 04/11/49 (Call 10/11/48)(a)	200	259,000

		19,892,727

Iron & Steel — 0.4%
ArcelorMittal SA
6.75%, 03/01/41(b)	560	730,512
7.00%, 10/15/39	646	815,281
Nucor Corp.
4.40%, 05/01/48 (Call 11/01/47)	385	465,170
5.20%, 08/01/43 (Call 02/01/43)	719	957,599
6.40%, 12/01/37(b)	632	924,160
Vale Overseas Ltd.
6.88%, 11/21/36	1,105	1,455,606
6.88%, 11/10/39	1,320	1,750,031
8.25%, 01/17/34	50	69,813
Vale SA, 5.63%, 09/11/42	455	528,938

		7,697,110

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Leisure Time — 0.0%
Harley-Davidson Inc., 4.63%, 07/28/45 (Call 01/28/45)	$225	$259,697

Lodging — 0.0%
Marriott International Inc./MD, 4.50%, 10/01/34 (Call 04/01/34)	780	925,877

Machinery — 0.6%
ABB Finance USA Inc., 4.38%, 05/08/42	537	703,670
Caterpillar Inc.
3.25%, 09/19/49 (Call 03/19/49)	955	1,031,647
3.80%, 08/15/42(b)	1,223	1,457,054
4.30%, 05/15/44 (Call 11/15/43)	525	658,209
4.75%, 05/15/64 (Call 11/15/63)	780	1,065,997
5.20%, 05/27/41	620	869,758
5.30%, 09/15/35	86	116,765
6.05%, 08/15/36	186	269,748
Crane Co., 4.20%, 03/15/48 (Call 09/15/47)	70	76,466
Deere & Co.
2.88%, 09/07/49 (Call 03/07/49)	865	892,762
3.90%, 06/09/42 (Call 12/09/41)(b)	1,003	1,229,535
7.13%, 03/03/31	188	276,860
Dover Corp.
5.38%, 10/15/35	140	187,948
5.38%, 03/01/41 (Call 12/01/40)	460	619,375
Otis Worldwide Corp.
3.11%, 02/15/40 (Call 08/15/39)(a)	1,000	1,024,923
3.36%, 02/15/50 (Call 08/15/49)(a)	1,245	1,282,614
Rockwell Automation Inc., 4.20%, 03/01/49 (Call 09/01/48)(b)	876	1,131,933
Xylem Inc./NY, 4.38%, 11/01/46 (Call 05/01/46)	275	333,921

		13,229,185

Manufacturing — 1.4%
3M Co.
3.13%, 09/19/46 (Call 03/19/46)(b)	450	457,495
3.25%, 08/26/49 (Call 02/26/49)(b)	801	840,608
3.63%, 10/15/47 (Call 04/15/47)	341	378,290
3.88%, 06/15/44	150	171,957
4.00%, 09/14/48 (Call 03/14/48)(b)	1,183	1,406,477
5.70%, 03/15/37	215	308,768
Eaton Corp.
4.00%, 11/02/32	1,125	1,364,709
4.15%, 11/02/42	1,110	1,383,773
General Electric Co.
4.13%, 10/09/42	307	329,101
4.50%, 03/11/44	525	613,161
5.88%, 01/14/38(b)	2,583	3,358,996
6.15%, 08/07/37	1,829	2,402,002
6.88%, 01/10/39	1,450	2,020,610
Series A, 6.75%, 03/15/32	2,555	3,476,864
Illinois Tool Works Inc.
3.90%, 09/01/42 (Call 03/01/42)	1,292	1,630,728
4.88%, 09/15/41 (Call 03/15/41)	570	787,007
Ingersoll-Rand Global Holding Co. Ltd.
4.30%, 02/21/48 (Call 08/21/47)	125	149,106
5.75%, 06/15/43	680	968,119
Ingersoll-Rand Luxembourg Finance SA
4.50%, 03/21/49 (Call 09/21/48)	405	520,876
4.65%, 11/01/44 (Call 05/01/44)	165	205,271
Parker-Hannifin Corp. 4.00%, 06/14/49 (Call 12/14/48)(b)	900	1,043,139

Security	Par (000)	Value

Manufacturing (continued)
4.10%, 03/01/47 (Call 09/01/46)	$290	$335,732
4.20%, 11/21/34 (Call 05/21/34)(b)	362	434,819
4.45%, 11/21/44 (Call 05/21/44)	820	996,041
Series A, 6.25%, 05/15/38	455	647,735
Siemens Financieringsmaatschappij NV
3.30%, 09/15/46(a)	1,220	1,357,084
4.20%, 03/16/47(a)(b)	1,195	1,537,916
4.40%, 05/27/45(a)	1,088	1,389,345

		30,515,729

Media — 5.0%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.80%, 03/01/50 (Call 09/01/49)	1,105	1,194,018
5.13%, 07/01/49 (Call 01/01/49)	715	803,666
5.38%, 04/01/38 (Call 10/01/37)(b)	1,144	1,327,287
5.38%, 05/01/47 (Call 11/01/46)	2,435	2,785,906
5.75%, 04/01/48 (Call 10/01/47)	2,587	3,080,541
6.38%, 10/23/35 (Call 04/23/35)	1,220	1,611,400
6.48%, 10/23/45 (Call 04/23/45)	2,540	3,264,304
6.83%, 10/23/55 (Call 04/23/55)	752	1,017,374
Comcast Corp.
3.20%, 07/15/36 (Call 01/15/36)(b)	805	868,917
3.25%, 11/01/39 (Call 05/01/39)	2,950	3,187,969
3.40%, 07/15/46 (Call 01/15/46)	1,540	1,656,267
3.45%, 02/01/50 (Call 08/01/49)	1,285	1,418,546
3.90%, 03/01/38 (Call 09/01/37)	1,083	1,260,876
3.97%, 11/01/47 (Call 05/01/47)	1,950	2,294,093
4.00%, 08/15/47 (Call 02/15/47)	1,030	1,217,019
4.00%, 03/01/48 (Call 09/01/47)	893	1,058,610
4.00%, 11/01/49 (Call 05/01/49)(b)	1,975	2,347,821
4.05%, 11/01/52 (Call 05/01/52)	1,145	1,363,991
4.20%, 08/15/34 (Call 02/15/34)	1,001	1,210,615
4.25%, 10/15/30 (Call 07/15/30)	2,330	2,774,299
4.25%, 01/15/33	1,505	1,810,357
4.40%, 08/15/35 (Call 02/25/35)	605	742,928
4.50%, 01/15/43	1,105	1,380,079
4.60%, 10/15/38 (Call 04/15/38)	2,215	2,766,785
4.60%, 08/15/45 (Call 02/15/45)	995	1,266,313
4.65%, 07/15/42	860	1,079,139
4.70%, 10/15/48 (Call 04/15/48)	3,595	4,726,441
4.75%, 03/01/44	1,100	1,420,345
4.95%, 10/15/58 (Call 04/15/58)	1,235	1,694,453
5.65%, 06/15/35	296	410,123
6.40%, 05/15/38(b)	124	183,572
6.45%, 03/15/37	270	397,820
6.50%, 11/15/35	710	1,069,439
6.55%, 07/01/39	80	121,734
6.95%, 08/15/37	798	1,224,030
7.05%, 03/15/33(b)	671	1,012,101
Cox Communications Inc.
4.50%, 06/30/43 (Call 12/30/42)(a)	71	79,733
4.60%, 08/15/47 (Call 02/15/47)(a)	1,530	1,829,363
4.70%, 12/15/42(a)	275	318,722
8.38%, 03/01/39(a)	800	1,298,789
Discovery Communications LLC
4.88%, 04/01/43	975	1,101,341
4.95%, 05/15/42	675	765,425
5.00%, 09/20/37 (Call 03/20/37)	1,240	1,422,996
5.20%, 09/20/47 (Call 03/20/47)	685	807,561
5.30%, 05/15/49 (Call 11/15/48)	662	801,385

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Media (continued)
6.35%, 06/01/40	$625	$827,197
Fox Corp.
5.48%, 01/25/39 (Call 07/25/38)(a)	1,483	1,900,473
5.58%, 01/25/49 (Call 07/25/48)(a)	1,125	1,510,938
Grupo Televisa SAB
5.00%, 05/13/45 (Call 11/13/44)(b)	1,060	1,240,200
5.25%, 05/24/49 (Call 11/24/48)(b)	500	615,781
6.13%, 01/31/46 (Call 06/30/45)	200	269,188
6.63%, 01/15/40	429	588,668
NBCUniversal Media LLC
4.45%, 01/15/43	970	1,193,246
5.95%, 04/01/41	865	1,257,179
Thomson Reuters Corp.
5.50%, 08/15/35	150	184,215
5.65%, 11/23/43 (Call 05/23/43)	585	783,871
5.85%, 04/15/40	375	495,094
Time Warner Cable LLC
4.50%, 09/15/42 (Call 03/15/42)	770	800,971
5.50%, 09/01/41 (Call 03/01/41)	1,140	1,332,444
5.88%, 11/15/40 (Call 05/15/40)	1,425	1,703,019
6.55%, 05/01/37	1,207	1,571,480
6.75%, 06/15/39	720	932,600
7.30%, 07/01/38	801	1,097,247
Time Warner Entertainment Co. LP, 8.38%, 07/15/33	970	1,427,167
TWDC Enterprises 18 Corp.
3.00%, 07/30/46	375	398,213
3.70%, 12/01/42	507	588,419
4.13%, 06/01/44	775	973,334
4.38%, 08/16/41(b)	400	501,323
Series B, 7.00%, 03/01/32	200	299,815
Series E, 4.13%, 12/01/41	250	305,794
ViacomCBS Inc.
4.38%, 03/15/43	1,175	1,261,830
4.60%, 01/15/45 (Call 07/15/44)	805	883,104
4.85%, 07/01/42 (Call 01/01/42)	365	413,603
4.90%, 08/15/44 (Call 02/15/44)	625	709,567
5.25%, 04/01/44 (Call 10/01/43)(b)	485	570,787
5.50%, 05/15/33	360	451,627
5.85%, 09/01/43 (Call 03/01/43)	955	1,206,703
5.90%, 10/15/40 (Call 04/15/40)	215	272,813
6.88%, 04/30/36	785	1,073,909
7.88%, 07/30/30	415	599,739
Walt Disney Co. (The)
2.75%, 09/01/49 (Call 03/01/49)(b)	1,150	1,165,370
4.75%, 09/15/44 (Call 03/15/44)	728	963,585
4.75%, 11/15/46 (Call 05/15/46)	45	60,840
4.95%, 10/15/45 (Call 04/15/45)	495	680,053
5.40%, 10/01/43	505	723,244
6.15%, 03/01/37	60	87,479
6.15%, 02/15/41	74	111,631
6.20%, 12/15/34	2,195	3,239,800
6.40%, 12/15/35	722	1,077,853
6.55%, 03/15/33	1,070	1,576,981
6.65%, 11/15/37	1,025	1,579,098

		106,981,985

Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.
3.90%, 01/15/43 (Call 07/15/42)	491	588,696
4.38%, 06/15/45 (Call 12/15/44)	506	649,368

Security	Par (000)	Value

Metal Fabricate & Hardware (continued)
Valmont Industries Inc.
5.00%, 10/01/44 (Call 04/01/44)(b)	$410	$471,493
5.25%, 10/01/54 (Call 04/01/54)	571	647,117

		2,356,674

Mining — 1.6%
Barrick Gold Corp.
5.25%, 04/01/42	1,507	1,995,388
6.45%, 10/15/35	70	99,896
Barrick North America Finance LLC
5.70%, 05/30/41	516	700,512
5.75%, 05/01/43	1,074	1,514,917
7.50%, 09/15/38	222	336,367
Barrick PD Australia Finance Pty Ltd., 5.95%, 10/15/39	374	511,843
BHP Billiton Finance USA Ltd.
4.13%, 02/24/42	674	825,737
5.00%, 09/30/43(b)	2,147	2,891,115
Corp. Nacional del Cobre de Chile
3.70%, 01/30/50 (Call 07/30/49)(a)(b)	1,500	1,517,344
4.25%, 07/17/42(a)	1,235	1,350,395
4.38%, 02/05/49 (Call 08/05/48)(a)	1,575	1,781,227
4.50%, 08/01/47 (Call 02/01/47)(a)	1,050	1,204,875
4.88%, 11/04/44(a)	60	71,850
5.63%, 10/18/43(a)	1,200	1,569,375
Glencore Canada Corp., 6.20%, 06/15/35	35	42,391
Glencore Finance Canada Ltd.
5.55%, 10/25/42(a)(b)	225	256,122
6.00%, 11/15/41(a)(b)	185	220,875
6.90%, 11/15/37(a)	100	128,064
Indonesia Asahan Aluminium Persero PT, 6.76%, 11/15/48(a)	800	1,052,600
Industrias Penoles SAB de CV, 5.65%, 09/12/49 (Call 03/12/49)(a)	400	442,000
Kinross Gold Corp., 6.88%, 09/01/41 (Call 03/01/41)	40	49,524
Minera Mexico SA de CV, 4.50%, 01/26/50 (Call 07/26/49)(a)	625	634,375
Newmont Corp.
4.88%, 03/15/42 (Call 09/15/41)	1,038	1,304,751
5.45%, 06/09/44 (Call 12/09/43)	504	675,950
5.88%, 04/01/35	250	352,382
6.25%, 10/01/39	893	1,272,825
Rio Tinto Alcan Inc.
5.75%, 06/01/35	136	186,969
6.13%, 12/15/33	586	848,468
7.25%, 03/15/31(b)	791	1,166,272
Rio Tinto Finance USA Ltd., 5.20%, 11/02/40	465	644,693
Rio Tinto Finance USA PLC
4.13%, 08/21/42 (Call 02/21/42)	1,455	1,757,662
4.75%, 03/22/42 (Call 09/22/41)	415	549,583
Southern Copper Corp.
5.25%, 11/08/42	805	937,825
5.88%, 04/23/45(b)	1,195	1,521,758
6.75%, 04/16/40	835	1,147,864
7.50%, 07/27/35	630	889,481
Teck Resources Ltd.
5.20%, 03/01/42 (Call 09/01/41)	445	443,458
5.40%, 02/01/43 (Call 08/01/42)	450	461,334
6.00%, 08/15/40 (Call 02/15/40)	415	469,917
6.13%, 10/01/35	410	487,670

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mining (continued)
6.25%, 07/15/41 (Call 01/15/41)(b)	$510	$588,730

		34,904,384

Oil & Gas — 7.7%
Apache Corp.
4.25%, 01/15/44 (Call 07/15/43)	533	473,989
4.75%, 04/15/43 (Call 10/15/42)	1,197	1,130,486
5.10%, 09/01/40 (Call 03/01/40)	730	742,764
5.25%, 02/01/42 (Call 08/01/41)	455	469,623
5.35%, 07/01/49 (Call 01/01/49)(b)	425	440,633
Burlington Resources LLC
5.95%, 10/15/36	385	535,314
7.20%, 08/15/31(b)	450	650,168
7.40%, 12/01/31	345	498,464
Canadian Natural Resources Ltd.
4.95%, 06/01/47 (Call 12/01/46)	856	1,017,783
5.85%, 02/01/35	200	258,543
6.25%, 03/15/38	575	749,868
6.45%, 06/30/33	855	1,146,557
6.50%, 02/15/37	225	300,734
6.75%, 02/01/39	185	259,217
7.20%, 01/15/32	300	414,781
Cenovus Energy Inc.
5.25%, 06/15/37 (Call 12/15/36)	920	982,378
5.40%, 06/15/47 (Call 12/15/46)	932	1,021,685
6.75%, 11/15/39	898	1,110,952
CNOOC Finance 2012 Ltd., 5.00%, 05/02/42(a)	250	334,453
CNOOC Finance 2013 Ltd.
3.30%, 09/30/49 (Call 03/30/49)(b)	600	654,563
4.25%, 05/09/43	750	929,063
CNOOC Finance 2015 Australia Pty Ltd., 4.20%, 05/05/45	400	493,000
CNOOC Nexen Finance 2014 ULC, 4.88%, 04/30/44	965	1,286,828
CNPC HK Overseas Capital Ltd., 5.95%, 04/28/41(a)	450	669,938
Concho Resources Inc.
4.85%, 08/15/48 (Call 02/15/48)	460	506,166
4.88%, 10/01/47 (Call 04/01/47)(b)	1,165	1,372,446
Conoco Funding Co., 7.25%, 10/15/31	630	907,815
ConocoPhillips
5.90%, 10/15/32	617	828,897
5.90%, 05/15/38	310	429,580
6.50%, 02/01/39	2,348	3,476,774
ConocoPhillips Co.
4.30%, 11/15/44 (Call 05/15/44)	1,109	1,330,824
5.95%, 03/15/46 (Call 09/15/45)	450	668,212
Continental Resources Inc./OK, 4.90%, 06/01/44 (Call 12/01/43)(b)	977	861,550
Devon Energy Corp.
4.75%, 05/15/42 (Call 11/15/41)	329	337,082
5.00%, 06/15/45 (Call 12/15/44)	612	657,817
5.60%, 07/15/41 (Call 01/15/41)	1,246	1,416,941
7.95%, 04/15/32	150	209,509
Ecopetrol SA
5.88%, 05/28/45(b)	1,410	1,684,950
7.38%, 09/18/43	950	1,292,594
Empresa Nacional del Petroleo, 4.50%, 09/14/47 (Call 03/14/47)(a)	750	773,789
EOG Resources Inc.
3.90%, 04/01/35 (Call 10/01/34)(b)	800	936,263
5.10%, 01/15/36 (Call 07/15/35)	195	260,125
Equinor ASA 3.25%, 11/18/49 (Call 05/18/49)(b)	900	959,276

Security	Par (000)	Value

Oil & Gas (continued)
3.95%, 05/15/43	$609	$708,285
4.25%, 11/23/41	700	850,770
4.80%, 11/08/43	738	974,945
5.10%, 08/17/40	707	943,827
Exxon Mobil Corp.
3.00%, 08/16/39 (Call 02/16/39)	700	730,790
3.10%, 08/16/49 (Call 02/16/49)	1,475	1,521,870
3.57%, 03/06/45 (Call 09/06/44)	1,239	1,374,296
4.11%, 03/01/46 (Call 09/01/45)(b)	2,381	2,877,153
Gazprom PJSC Via Gaz Capital SA, 7.29%, 08/16/37(a)	1,200	1,655,625
Hess Corp.
5.60%, 02/15/41	1,277	1,377,963
5.80%, 04/01/47 (Call 10/01/46)	495	547,818
6.00%, 01/15/40(b)	665	742,653
7.13%, 03/15/33	300	380,608
7.30%, 08/15/31	770	985,826
Husky Energy Inc., 6.80%, 09/15/37	108	143,776
KazMunayGas National Co. JSC
5.38%, 04/24/30(a)	900	1,046,813
6.38%, 10/24/48(a)	1,150	1,518,180
Marathon Oil Corp.
5.20%, 06/01/45 (Call 12/01/44)(b)	840	938,682
6.60%, 10/01/37(b)	540	665,898
6.80%, 03/15/32	641	803,830
Marathon Petroleum Corp.
4.50%, 04/01/48 (Call 10/01/47)	458	522,232
4.75%, 09/15/44 (Call 03/15/44)	697	798,785
5.00%, 09/15/54 (Call 03/15/54)	568	634,713
5.85%, 12/15/45 (Call 06/15/45)(b)	455	553,147
6.50%, 03/01/41 (Call 09/01/40)	820	1,105,669
Motiva Enterprises LLC, 6.85%, 01/15/40(a)	475	609,094
Nexen Inc.
5.88%, 03/10/35	537	739,046
6.40%, 05/15/37	680	1,007,675
7.50%, 07/30/39	565	953,261
7.88%, 03/15/32	640	984,000
Noble Energy Inc.
4.20%, 10/15/49 (Call 04/15/49)	70	65,790
4.95%, 08/15/47 (Call 02/15/47)(b)	280	294,664
5.05%, 11/15/44 (Call 05/15/44)	1,290	1,322,379
5.25%, 11/15/43 (Call 05/15/43)	660	697,862
6.00%, 03/01/41 (Call 09/01/40)	1,090	1,249,124
Occidental Petroleum Corp.
0.00%, 10/10/36 (Call 10/10/20)(f)	200	98,508
4.10%, 02/15/47 (Call 08/15/46)	835	761,978
4.20%, 03/15/48 (Call 09/15/47)(b)	800	746,026
4.30%, 08/15/39 (Call 02/15/39)	750	719,623
4.40%, 04/15/46 (Call 10/15/45)	863	782,613
4.40%, 08/15/49 (Call 02/15/49)(b)	610	579,876
4.50%, 07/15/44 (Call 01/15/44)	915	874,454
4.63%, 06/15/45 (Call 12/15/44)	780	758,599
6.20%, 03/15/40	805	947,689
6.45%, 09/15/36	1,600	1,892,945
6.60%, 03/15/46 (Call 09/15/45)	715	868,681
7.50%, 05/01/31	770	975,392
7.88%, 09/15/31(b)	349	455,329
7.95%, 06/15/39	200	269,087
Ovintiv Inc.
6.50%, 08/15/34	855	921,122
6.50%, 02/01/38	650	717,798

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oil & Gas (continued)
6.63%, 08/15/37	$235	$259,912
7.20%, 11/01/31	100	120,147
7.38%, 11/01/31	200	243,365
8.13%, 09/15/30	290	365,451
Pertamina Persero PT
4.18%, 01/21/50 (Call 07/21/49)(a)	800	794,924
4.70%, 07/30/49(a)	1,600	1,743,128
6.45%, 05/30/44(a)	2,100	2,795,447
6.50%, 11/07/48(a)(b)	1,080	1,471,840
Petroleos del Peru SA
4.75%, 06/19/32(a)	1,135	1,271,377
5.63%, 06/19/47(a)	700	846,125
Petroleos Mexicanos
5.50%, 06/27/44	1,307	1,148,216
5.63%, 01/23/46	1,825	1,595,871
5.95%, 01/28/31 (Call 07/28/30)(a)	3,050	2,947,062
6.35%, 02/12/48	2,203	2,039,317
6.38%, 01/23/45(b)	1,715	1,613,626
6.50%, 06/02/41	1,684	1,625,586
6.63%, 06/15/35	2,650	2,651,325
6.63%, 06/15/38	395	387,100
6.75%, 09/21/47	4,595	4,400,115
6.95%, 01/28/60 (Call 07/28/59)(a)	2,225	2,136,000
7.69%, 01/23/50 (Call 07/23/49)(a)	6,285	6,535,520
Petronas Capital Ltd., 4.50%, 03/18/45(a)(b)	1,150	1,467,107
Phillips 66
4.65%, 11/15/34 (Call 05/15/34)	641	771,729
4.88%, 11/15/44 (Call 05/15/44)	1,640	1,972,137
5.88%, 05/01/42	1,501	2,039,968
PTTEP Treasury Center Co. Ltd., 3.90%, 12/06/59(a)	500	567,500
Saudi Arabian Oil Co.
4.25%, 04/16/39(a)	2,915	3,213,787
4.38%, 04/16/49(a)	2,135	2,408,213
Shell International Finance BV
3.13%, 11/07/49 (Call 05/07/49)	1,360	1,404,363
3.63%, 08/21/42	583	628,101
3.75%, 09/12/46(b)	951	1,085,967
4.00%, 05/10/46	1,980	2,317,273
4.13%, 05/11/35	1,935	2,329,962
4.38%, 05/11/45	1,663	2,049,414
4.55%, 08/12/43(b)	1,550	1,935,604
5.50%, 03/25/40(b)	1,350	1,872,530
6.38%, 12/15/38	1,405	2,117,583
Sinopec Capital 2013 Ltd., 4.25%, 04/24/43(a)	400	492,000
Sinopec Group Overseas Development 2012 Ltd., 4.88%, 05/17/42(a)	735	977,550
Sinopec Group Overseas Development 2013 Ltd., 5.38%, 10/17/43(a)	250	353,911
Sinopec Group Overseas Development 2017 Ltd.
4.00%, 09/13/47(a)(b)	1,035	1,244,588
4.25%, 04/12/47(a)	600	747,750
Sinopec Group Overseas Development 2018 Ltd.
3.68%, 08/08/49 (Call 02/08/49)(a)	310	354,563
4.60%, 09/12/48(a)	975	1,286,386
Suncor Energy Inc.
4.00%, 11/15/47 (Call 05/15/47)	1,040	1,141,328
5.35%, 07/15/33	125	164,613
5.95%, 12/01/34	40	55,318
5.95%, 05/15/35(b)	441	608,762
6.50%, 06/15/38	776	1,104,881

Security	Par (000)	Value

Oil & Gas (continued)
6.80%, 05/15/38	$797	$1,162,424
6.85%, 06/01/39	923	1,355,442
7.15%, 02/01/32	400	589,215
Thaioil Treasury Center Co. Ltd., 5.38%, 11/20/48(a)	600	810,750
Tosco Corp., 8.13%, 02/15/30	61	89,378
Total Capital International SA, 3.46%, 07/12/49 (Call 01/12/49)	1,301	1,418,896
Valero Energy Corp.
4.90%, 03/15/45(b)	809	926,472
6.63%, 06/15/37	1,439	1,954,509
7.50%, 04/15/32	655	903,868
10.50%, 03/15/39	129	224,231

		163,318,690

Oil & Gas Services — 0.5%
Baker Hughes a GE Co. LLC, 5.13%, 09/15/40	749	911,074
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., 4.08%, 12/15/47 (Call 06/15/47)	1,835	1,908,678
Halliburton Co.
4.50%, 11/15/41 (Call 05/15/41)(b)	200	219,021
4.75%, 08/01/43 (Call 02/01/43)	1,235	1,344,689
4.85%, 11/15/35 (Call 05/15/35)	970	1,120,938
5.00%, 11/15/45 (Call 05/15/45)	1,365	1,481,357
6.70%, 09/15/38	446	614,632
7.45%, 09/15/39	935	1,387,191
National Oilwell Varco Inc., 3.95%, 12/01/42 (Call 06/01/42)(b)	1,166	1,112,546

		10,100,126

Packaging & Containers — 0.1%
Packaging Corp. of America, 4.05%, 12/15/49 (Call 06/15/49)	485	541,748
Sonoco Products Co., 5.75%, 11/01/40 (Call 05/01/40)	634	852,178
WestRock MWV LLC, 7.95%, 02/15/31	151	215,101
WRKCo Inc., 4.20%, 06/01/32 (Call 03/01/32)(b)	1,115	1,288,224

		2,897,251

Pharmaceuticals — 6.8%
AbbVie Inc.
4.05%, 11/21/39 (Call 05/21/39)(a)	3,130	3,467,445
4.25%, 11/21/49 (Call 05/21/49)(a)	3,795	4,290,727
4.30%, 05/14/36 (Call 11/14/35)(b)	637	727,645
4.40%, 11/06/42	2,685	3,096,237
4.45%, 05/14/46 (Call 11/14/45)(b)	2,269	2,617,751
4.50%, 05/14/35 (Call 11/14/34)	2,060	2,424,803
4.70%, 05/14/45 (Call 11/14/44)(b)	1,981	2,344,067
4.88%, 11/14/48 (Call 05/14/48)	1,475	1,814,851
Allergan Finance LLC, 4.63%, 10/01/42 (Call 04/01/42)	400	451,536
Allergan Funding SCS
4.55%, 03/15/35 (Call 09/15/34)	2,015	2,410,384
4.75%, 03/15/45 (Call 09/15/44)	894	1,087,754
4.85%, 06/15/44 (Call 12/15/43)	1,060	1,287,990
AmerisourceBergen Corp.
4.25%, 03/01/45 (Call 09/01/44)	200	218,560
4.30%, 12/15/47 (Call 06/15/47)(b)	585	663,488
AstraZeneca PLC
4.00%, 09/18/42	433	517,705
4.38%, 11/16/45	520	674,160
4.38%, 08/17/48 (Call 02/17/48)	1,058	1,350,128
6.45%, 09/15/37	2,150	3,183,468
Bayer U.S. Finance II LLC
3.95%, 04/15/45 (Call 10/15/44)(a)	585	612,897

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pharmaceuticals (continued)
4.20%, 07/15/34 (Call 01/15/34)(a)	$846	$951,575
4.40%, 07/15/44 (Call 01/15/44)(a)	437	485,161
4.63%, 06/25/38 (Call 12/25/37)(a)	1,287	1,552,393
4.65%, 11/15/43 (Call 05/15/43)(a)	74	81,304
4.70%, 07/15/64 (Call 01/15/64)(a)	1,050	1,160,496
4.88%, 06/25/48 (Call 12/25/47)(a)(b)	890	1,081,564
5.50%, 07/30/35(a)	100	126,009
Becton Dickinson and Co.
4.67%, 06/06/47 (Call 12/06/46)	1,575	1,993,903
4.69%, 12/15/44 (Call 06/15/44)	1,039	1,295,158
Bristol-Myers Squibb Co.
3.25%, 08/01/42	709	788,279
4.13%, 06/15/39 (Call 12/15/38)(a)	3,013	3,669,401
4.25%, 10/26/49 (Call 04/26/49)(a)(b)	2,606	3,344,786
4.35%, 11/15/47 (Call 05/15/47)(a)	610	785,990
4.50%, 03/01/44 (Call 09/01/43)	690	907,180
4.55%, 02/20/48 (Call 08/20/47)(a)	1,340	1,767,539
4.63%, 05/15/44 (Call 11/15/43)(a)	385	500,744
5.00%, 08/15/45 (Call 02/15/45)(a)	2,059	2,818,473
5.25%, 08/15/43(a)	430	588,331
Cardinal Health Inc.
4.37%, 06/15/47 (Call 12/15/46)	495	536,338
4.50%, 11/15/44 (Call 05/15/44)	535	572,553
4.60%, 03/15/43	470	509,591
4.90%, 09/15/45 (Call 03/15/45)	415	469,255
Cigna Corp.
3.88%, 10/15/47 (Call 04/15/47)(a)	1,117	1,181,714
4.80%, 08/15/38 (Call 02/15/38)	1,800	2,163,125
4.80%, 07/15/46 (Call 01/16/46)(a)(b)	1,460	1,754,919
4.90%, 12/15/48 (Call 06/15/48)	1,905	2,361,515
5.38%, 02/15/42 (Call 08/15/41)(a)	675	826,099
6.13%, 11/15/41(a)	205	279,615
CVS Health Corp.
4.78%, 03/25/38 (Call 09/25/37)(b)	3,985	4,687,855
4.88%, 07/20/35 (Call 01/20/35)	1,195	1,444,646
5.05%, 03/25/48 (Call 09/25/47)	6,255	7,691,349
5.13%, 07/20/45 (Call 01/20/45)	2,770	3,385,973
5.30%, 12/05/43 (Call 06/05/43)	883	1,091,918
Eli Lilly & Co.
3.88%, 03/15/39 (Call 09/15/38)	1,550	1,917,434
3.95%, 05/15/47 (Call 11/15/46)	675	834,164
3.95%, 03/15/49 (Call 09/15/48)	1,450	1,781,700
4.15%, 03/15/59 (Call 09/15/58)	718	902,316
5.95%, 11/15/37	50	74,705
GlaxoSmithKline Capital Inc.
4.20%, 03/18/43	535	675,489
5.38%, 04/15/34(b)	620	866,324
6.38%, 05/15/38	2,200	3,400,708
Johnson & Johnson
3.40%, 01/15/38 (Call 07/15/37)	1,040	1,184,789
3.50%, 01/15/48 (Call 07/15/47)	911	1,086,847
3.55%, 03/01/36 (Call 09/01/35)	1,024	1,198,376
3.63%, 03/03/37 (Call 09/03/36)(b)	1,015	1,168,366
3.70%, 03/01/46 (Call 09/01/45)(b)	1,225	1,487,971
3.75%, 03/03/47 (Call 09/03/46)	1,075	1,321,001
4.38%, 12/05/33 (Call 06/05/33)	1,014	1,271,682
4.50%, 09/01/40(b)	360	476,557
4.50%, 12/05/43 (Call 06/05/43)	275	357,099
4.85%, 05/15/41	386	519,399
4.95%, 05/15/33	496	653,180

Security	Par (000)	Value

Pharmaceuticals (continued)
5.85%, 07/15/38	$105	$156,480
5.95%, 08/15/37	830	1,260,161
McKesson Corp., 4.88%, 03/15/44 (Call 09/15/43)	450	536,762
Mead Johnson Nutrition Co.
4.60%, 06/01/44 (Call 12/01/43)	513	656,313
5.90%, 11/01/39	340	497,683
Merck & Co. Inc.
3.60%, 09/15/42 (Call 03/15/42)	730	862,256
3.70%, 02/10/45 (Call 08/10/44)	2,330	2,762,292
3.90%, 03/07/39 (Call 09/07/38)	1,240	1,480,919
4.00%, 03/07/49 (Call 09/07/48)	720	910,152
4.15%, 05/18/43	1,710	2,167,439
6.55%, 09/15/37(b)	75	115,452
Merck Sharp & Dohme Corp., 5.75%, 11/15/36	25	34,770
Mylan Inc.
5.20%, 04/15/48 (Call 10/15/47)	620	733,879
5.40%, 11/29/43 (Call 05/29/43)	585	705,386
Mylan NV, 5.25%, 06/15/46 (Call 12/15/45)	865	1,038,772
Novartis Capital Corp.
2.75%, 08/14/50 (Call 02/14/50)	1,000	1,036,488
3.70%, 09/21/42	255	303,056
4.00%, 11/20/45 (Call 05/20/45)	505	630,375
4.40%, 05/06/44	2,026	2,600,203
Perrigo Finance Unlimited Co., 4.90%, 12/15/44 (Call 06/15/44)	400	430,325
Pfizer Inc.
3.90%, 03/15/39 (Call 09/15/38)	695	829,879
4.00%, 12/15/36	855	1,040,935
4.00%, 03/15/49 (Call 09/15/48)(b)	660	819,630
4.10%, 09/15/38 (Call 03/15/38)	595	728,816
4.13%, 12/15/46	754	917,077
4.20%, 09/15/48 (Call 03/15/48)	1,365	1,693,409
4.30%, 06/15/43	726	934,125
4.40%, 05/15/44	1,165	1,490,366
5.60%, 09/15/40	465	666,472
7.20%, 03/15/39	1,750	2,967,539
Wyeth LLC
5.95%, 04/01/37	860	1,261,203
6.00%, 02/15/36	451	655,212
6.50%, 02/01/34	764	1,143,185
Zoetis Inc.
3.95%, 09/12/47 (Call 03/12/47)	721	849,347
4.45%, 08/20/48 (Call 02/20/48)	380	489,352
4.70%, 02/01/43 (Call 08/01/42)	1,276	1,646,340

		144,326,504

Pipelines — 4.4%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47(a)	1,900	2,227,750
Cameron LNG LLC, 3.30%, 01/15/35 (Call 09/15/34)(a)(b)	1,350	1,454,101
Colonial Pipeline Co.
4.25%, 04/15/48 (Call 10/15/47)(a)	355	412,710
7.63%, 04/15/32(a)	85	126,450
Columbia Pipeline Group Inc., 5.80%, 06/01/45 (Call 12/01/44)(b)	630	849,043
El Paso Natural Gas Co. LLC, 8.38%, 06/15/32	50	71,551
Enable Midstream Partners LP, 5.00%, 05/15/44 (Call 11/15/43)	380	337,605
Enbridge Energy Partners LP
5.50%, 09/15/40 (Call 03/15/40)	638	823,270
7.38%, 10/15/45 (Call 04/15/45)	295	467,035
Series B, 7.50%, 04/15/38	250	383,134

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Enbridge Inc.
4.00%, 11/15/49 (Call 05/15/49)(b)	$325	$358,238
4.50%, 06/10/44 (Call 12/10/43)	860	991,486
5.50%, 12/01/46 (Call 05/29/46)	580	771,505
Energy Transfer Operating LP
4.90%, 03/15/35 (Call 09/15/34)	650	710,947
5.00%, 05/15/50 (Call 11/15/49)	1,690	1,706,589
5.15%, 02/01/43 (Call 08/01/42)	435	451,696
5.15%, 03/15/45 (Call 09/15/44)	791	825,696
5.30%, 04/15/47 (Call 10/15/46)	970	1,007,270
5.95%, 10/01/43 (Call 04/01/43)	455	506,777
6.05%, 06/01/41 (Call 12/01/40)	100	111,233
6.13%, 12/15/45 (Call 06/15/45)	938	1,058,246
6.25%, 04/15/49 (Call 10/15/48)	1,275	1,475,523
6.50%, 02/01/42 (Call 08/01/41)	800	964,098
6.63%, 10/15/36	205	246,512
7.50%, 07/01/38	290	380,880
Series 20Y, 5.80%, 06/15/38 (Call 12/15/37)	100	114,138
Series 30Y, 6.00%, 06/15/48 (Call 12/15/47)(b)	520	585,432
Enterprise Products Operating LLC
3.70%, 01/31/51 (Call 07/31/50)	500	497,886
3.95%, 01/31/60 (Call 07/31/59)	550	538,110
4.20%, 01/31/50 (Call 07/31/49)	1,385	1,457,308
4.25%, 02/15/48 (Call 08/15/47)	1,010	1,081,131
4.45%, 02/15/43 (Call 08/15/42)	935	1,033,018
4.80%, 02/01/49 (Call 08/01/48)	795	926,468
4.85%, 08/15/42 (Call 02/15/42)	698	812,067
4.85%, 03/15/44 (Call 09/15/43)	1,425	1,674,785
4.90%, 05/15/46 (Call 11/15/45)(b)	765	893,814
4.95%, 10/15/54 (Call 04/15/54)	675	777,442
5.10%, 02/15/45 (Call 08/15/44)	850	1,009,872
5.70%, 02/15/42	749	932,445
5.95%, 02/01/41	590	764,533
6.13%, 10/15/39	410	562,906
6.45%, 09/01/40	100	138,554
7.55%, 04/15/38	250	373,633
Series D, 6.88%, 03/01/33	633	897,175
Series H, 6.65%, 10/15/34	141	198,793
Series J, 5.75%, 03/01/35	75	94,132
Gulfstream Natural Gas System LLC, 5.95%, 10/15/45 (Call 04/15/45)(a)	200	239,994
Kinder Morgan Energy Partners LP
4.70%, 11/01/42 (Call 05/01/42)	340	360,248
5.00%, 08/15/42 (Call 02/15/42)(b)	510	553,243
5.00%, 03/01/43 (Call 09/01/42)	575	627,038
5.40%, 09/01/44 (Call 03/01/44)	465	539,038
5.50%, 03/01/44 (Call 09/01/43)	390	465,539
5.63%, 09/01/41	70	80,401
5.80%, 03/15/35	300	362,770
6.38%, 03/01/41	565	706,960
6.50%, 02/01/37	200	251,859
6.50%, 09/01/39	342	435,859
6.55%, 09/15/40	235	303,962
6.95%, 01/15/38	1,375	1,842,891
7.30%, 08/15/33	51	70,236
7.40%, 03/15/31	148	197,494
7.50%, 11/15/40	370	506,971
7.75%, 03/15/32	100	141,726
Kinder Morgan Inc./DE
5.05%, 02/15/46 (Call 08/15/45)(b)	1,081	1,227,571

Security	Par (000)	Value

Pipelines (continued)
5.20%, 03/01/48 (Call 09/01/47)	$539	$638,293
5.30%, 12/01/34 (Call 06/01/34)	1,590	1,893,276
5.55%, 06/01/45 (Call 12/01/44)	1,370	1,628,227
7.75%, 01/15/32	1,102	1,606,489
Magellan Midstream Partners LP
3.95%, 03/01/50 (Call 09/01/49)	485	508,048
4.20%, 03/15/45 (Call 09/15/44)	255	271,780
4.20%, 10/03/47 (Call 04/03/47)	805	905,219
4.25%, 09/15/46 (Call 03/15/46)	235	255,205
4.85%, 02/01/49 (Call 08/01/48)(b)	653	785,040
5.15%, 10/15/43 (Call 04/15/43)	535	655,122
MPLX LP
4.50%, 04/15/38 (Call 10/15/37)	1,982	2,016,814
4.70%, 04/15/48 (Call 10/15/47)	825	835,720
4.90%, 04/15/58 (Call 10/15/57)	365	364,644
5.20%, 03/01/47 (Call 09/01/46)	874	947,398
5.20%, 12/01/47 (Call 06/01/47)(a)	259	271,913
5.50%, 02/15/49 (Call 08/15/48)	1,665	1,891,467
NGPL PipeCo LLC, 7.77%, 12/15/37(a)(b)	455	597,374
Northern Natural Gas Co., 4.30%, 01/15/49 (Call 07/15/48)(a)	270	327,118
ONEOK Inc.
4.45%, 09/01/49 (Call 03/01/49)(b)	930	953,427
4.95%, 07/13/47 (Call 01/06/47)	895	983,100
5.20%, 07/15/48 (Call 01/15/48)	909	1,038,138
6.00%, 06/15/35(b)	230	288,992
ONEOK Partners LP
6.13%, 02/01/41 (Call 08/01/40)	618	769,315
6.20%, 09/15/43 (Call 03/15/43)	295	369,866
6.65%, 10/01/36	210	275,894
6.85%, 10/15/37	300	402,109
Phillips 66 Partners LP
4.68%, 02/15/45 (Call 08/15/44)	185	209,662
4.90%, 10/01/46 (Call 04/01/46)	690	784,333
Plains All American Pipeline LP/PAA Finance Corp.
4.30%, 01/31/43 (Call 07/31/42)	330	298,982
4.70%, 06/15/44 (Call 12/15/43)	777	718,956
4.90%, 02/15/45 (Call 08/15/44)	860	852,099
5.15%, 06/01/42 (Call 12/01/41)	255	261,414
6.65%, 01/15/37	344	415,831
Rockies Express Pipeline LLC
6.88%, 04/15/40(a)	75	76,812
7.50%, 07/15/38(a)	295	327,534
Sabal Trail Transmission LLC
4.68%, 05/01/38 (Call 11/01/37)(a)	205	243,268
4.83%, 05/01/48 (Call 11/01/47)(a)	165	197,947
Southern Natural Gas Co. LLC
4.80%, 03/15/47 (Call 09/15/46)(a)	160	192,957
8.00%, 03/01/32(b)	150	220,990
Spectra Energy Partners LP
4.50%, 03/15/45 (Call 09/15/44)	570	657,741
5.95%, 09/25/43 (Call 03/25/43)	620	803,085
Sunoco Logistics Partners Operations LP
4.95%, 01/15/43 (Call 07/15/42)	260	258,745
5.30%, 04/01/44 (Call 10/01/43)	591	619,388
5.35%, 05/15/45 (Call 11/15/44)	1,275	1,367,880
5.40%, 10/01/47 (Call 04/01/47)	1,315	1,389,513
6.10%, 02/15/42	225	256,249

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pipelines (continued)
Texas Eastern Transmission LP
4.15%, 01/15/48 (Call 07/15/47)(a)	$463	$517,061
7.00%, 07/15/32	340	482,735
TransCanada PipeLines Ltd.
4.63%, 03/01/34 (Call 12/01/33)	1,295	1,518,397
4.75%, 05/15/38 (Call 11/15/37)	350	398,072
4.88%, 05/15/48 (Call 11/15/47)	1,255	1,504,276
5.00%, 10/16/43 (Call 04/16/43)	1,041	1,291,305
5.10%, 03/15/49 (Call 09/15/48)	800	996,324
5.60%, 03/31/34	250	318,463
5.85%, 03/15/36	250	324,628
6.10%, 06/01/40	485	677,290
6.20%, 10/15/37	653	885,221
7.25%, 08/15/38	430	650,590
7.63%, 01/15/39	771	1,205,384
Transcontinental Gas Pipe Line Co. LLC
4.45%, 08/01/42 (Call 02/01/42)	300	321,441
4.60%, 03/15/48 (Call 09/15/47)	790	873,748
5.40%, 08/15/41 (Call 02/15/41)	151	177,050
Western Midstream Operating LP
5.25%, 02/01/50 (Call 08/01/49)	750	695,650
5.30%, 03/01/48 (Call 09/01/47)	395	357,491
5.45%, 04/01/44 (Call 10/01/43)	425	400,326
5.50%, 08/15/48 (Call 02/15/48)	100	93,081
Williams Companies Inc. (The)
4.85%, 03/01/48 (Call 09/01/47)	515	542,498
4.90%, 01/15/45 (Call 07/15/44)	1,020	1,091,782
5.10%, 09/15/45 (Call 03/15/45)(b)	1,129	1,236,490
5.40%, 03/04/44 (Call 09/04/43)	735	834,461
5.75%, 06/24/44 (Call 12/24/43)	390	461,920
5.80%, 11/15/43 (Call 05/15/43)	75	91,379
6.30%, 04/15/40	710	875,394
8.75%, 03/15/32	125	190,121
Series A, 7.50%, 01/15/31(b)	105	141,230

		93,783,969

Private Equity — 0.1%
Apollo Management Holdings LP, 5.00%, 03/15/48 (Call 09/15/47)(a)(b)	85	107,161
Carlyle Finance LLC, 5.65%, 09/15/48 (Call 03/15/48)(a)(b) .	325	423,807
KKR Group Finance Co. III LLC, 5.13%, 06/01/44 (Call 12/01/43)(a)	855	1,080,254

		1,611,222

Real Estate Investment Trusts — 1.4%
Alexandria Real Estate Equities Inc.
3.38%, 08/15/31 (Call 05/15/31)(b)	2,150	2,390,414
4.00%, 02/01/50 (Call 08/01/49)	310	376,158
4.70%, 07/01/30 (Call 04/01/30)	975	1,180,770
4.85%, 04/15/49 (Call 10/15/48)	360	482,734
American Tower Corp., 3.70%, 10/15/49 (Call 04/15/49)	200	213,162
AvalonBay Communities Inc.
3.90%, 10/15/46 (Call 04/15/46)	581	702,402
4.15%, 07/01/47 (Call 01/01/47)	175	218,036
4.35%, 04/15/48 (Call 10/15/47)	50	64,655
Camden Property Trust, 3.35%, 11/01/49 (Call 05/01/49)(b)	725	798,810
Crown Castle International Corp.
4.00%, 11/15/49 (Call 05/15/49)	410	459,840
4.75%, 05/15/47 (Call 11/15/46)	110	135,985
5.20%, 02/15/49 (Call 08/15/48)	702	910,320

Security	Par (000)	Value

Real Estate Investment Trusts (continued)
Duke Realty LP, 3.05%, 03/01/50 (Call 09/01/49)	$750	$762,092
ERP Operating LP
4.00%, 08/01/47 (Call 02/01/47)	35	41,436
4.50%, 07/01/44 (Call 01/01/44)	413	537,481
4.50%, 06/01/45 (Call 12/01/44)	575	730,855
Essex Portfolio LP
2.65%, 03/15/32 (Call 12/15/31)	50	51,304
4.50%, 03/15/48 (Call 09/15/47)	355	451,631
Federal Realty Investment Trust
3.63%, 08/01/46 (Call 02/01/46)(b)	475	521,568
4.50%, 12/01/44 (Call 06/01/44)	547	686,038
Healthpeak Properties Inc., 6.75%, 02/01/41 (Call 08/01/40)	205	314,896
Kimco Realty Corp.
3.70%, 10/01/49 (Call 04/01/49)	645	691,166
4.13%, 12/01/46 (Call 06/01/46)	51	57,410
4.25%, 04/01/45 (Call 10/01/44)	430	501,237
4.45%, 09/01/47 (Call 03/01/47)	450	532,161
Prologis LP
3.00%, 04/15/50 (Call 10/15/49)	95	96,902
4.38%, 09/15/48 (Call 03/15/48)	235	311,246
Realty Income Corp., 4.65%, 03/15/47 (Call 09/15/46)	520	701,949
Regency Centers LP
4.40%, 02/01/47 (Call 08/01/46)	385	479,237
4.65%, 03/15/49 (Call 09/15/48)	610	795,853
Service Properties Trust, 4.38%, 02/15/30 (Call 08/15/29)(b)	425	431,082
Simon Property Group LP
3.25%, 09/13/49 (Call 03/13/49)	1,130	1,182,466
4.25%, 10/01/44 (Call 04/01/44)	535	652,765
4.25%, 11/30/46 (Call 05/30/46)(b)	245	301,969
4.75%, 03/15/42 (Call 09/15/41)	555	696,854
6.75%, 02/01/40 (Call 11/01/39)	655	1,009,213
Trust F/1401
6.39%, 01/15/50 (Call 07/28/49)(a)	800	938,000
6.95%, 01/30/44 (Call 07/30/43)(a)	200	251,437
UDR Inc.
3.00%, 08/15/31 (Call 05/15/31)	1,715	1,793,447
3.10%, 11/01/34 (Call 08/01/34)	195	207,172
3.20%, 01/15/30 (Call 10/15/29)	250	264,250
Ventas Realty LP
4.38%, 02/01/45 (Call 08/01/44)	557	658,436
4.88%, 04/15/49 (Call 10/15/48)	223	288,473
5.70%, 09/30/43 (Call 03/30/43)	241	333,213
WEA Finance LLC, 4.63%, 09/20/48 (Call 03/20/48)(a)(b)	100	124,658
WEA Finance LLC/Westfield UK & Europe Finance PLC, 4.75%, 09/17/44 (Call 03/17/44)(a)	870	1,089,141
Welltower Inc.
4.95%, 09/01/48 (Call 03/01/48)	460	596,556
6.50%, 03/15/41 (Call 09/15/40)	495	733,315
Weyerhaeuser Co.
6.88%, 12/15/33	554	777,496
7.38%, 03/15/32	1,350	1,960,700

		30,488,391

Retail — 2.9%
Alimentation Couche-Tard Inc.
3.80%, 01/25/50 (Call 07/25/49)(a)	280	277,327
4.50%, 07/26/47 (Call 01/26/47)(a)	385	436,185
Darden Restaurants Inc., 4.55%, 02/15/48 (Call 08/15/47)	505	549,678

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Retail (continued)
Home Depot Inc. (The)
3.13%, 12/15/49 (Call 06/15/49)	$320	$340,529
3.50%, 09/15/56 (Call 03/15/56)(b)	280	316,713
3.90%, 06/15/47 (Call 12/15/46)	915	1,116,665
4.20%, 04/01/43 (Call 10/01/42)	816	1,005,030
4.25%, 04/01/46 (Call 10/01/45)	1,520	1,912,815
4.40%, 03/15/45 (Call 09/15/44)	1,150	1,452,571
4.50%, 12/06/48 (Call 06/06/48)	1,117	1,463,630
4.88%, 02/15/44 (Call 08/15/43)	1,125	1,531,240
5.40%, 09/15/40 (Call 03/15/40)	171	237,452
5.88%, 12/16/36	2,273	3,282,605
5.95%, 04/01/41 (Call 10/01/40)	1,105	1,647,930
Kohl’s Corp., 5.55%, 07/17/45 (Call 01/17/45)	555	594,062
Lowe’s Companies Inc.
3.70%, 04/15/46 (Call 10/15/45)	930	993,372
4.05%, 05/03/47 (Call 11/03/46)(b)	932	1,049,101
4.25%, 09/15/44 (Call 03/15/44)(b)	750	850,552
4.38%, 09/15/45 (Call 03/15/45)	480	561,183
4.55%, 04/05/49 (Call 10/05/48)(b)	1,070	1,310,337
4.65%, 04/15/42 (Call 10/15/41)	421	514,596
5.00%, 09/15/43 (Call 03/15/43)	30	36,398
Macy’s Retail Holdings Inc.
4.30%, 02/15/43 (Call 08/15/42)	340	274,017
4.50%, 12/15/34 (Call 06/15/34)	222	205,455
5.13%, 01/15/42 (Call 07/15/41)	105	94,443
Marks & Spencer PLC, 7.13%, 12/01/37(a)	135	160,268
McDonald’s Corp.
3.63%, 05/01/43	736	789,387
3.63%, 09/01/49 (Call 03/01/49)(b)	500	543,400
3.70%, 02/15/42	835	909,908
4.45%, 03/01/47 (Call 09/01/46)	410	498,382
4.45%, 09/01/48 (Call 03/01/48)	847	1,036,075
4.60%, 05/26/45 (Call 11/26/44)(b)	985	1,228,112
4.70%, 12/09/35 (Call 06/09/35)	1,403	1,759,307
4.88%, 07/15/40	146	181,543
4.88%, 12/09/45 (Call 06/09/45)	1,045	1,352,370
5.70%, 02/01/39	480	657,349
6.30%, 10/15/37	598	869,046
6.30%, 03/01/38	439	635,481
Nordstrom Inc., 5.00%, 01/15/44 (Call 07/15/43)(b)	785	793,990
Starbucks Corp.
3.75%, 12/01/47 (Call 06/01/47)	735	808,779
4.30%, 06/15/45 (Call 12/10/44)	515	610,006
4.45%, 08/15/49 (Call 02/15/49)	485	588,795
4.50%, 11/15/48 (Call 05/15/48)	880	1,046,366
Target Corp.
3.63%, 04/15/46(b)	730	837,805
3.90%, 11/15/47 (Call 05/15/47)	269	324,234
4.00%, 07/01/42	638	778,571
6.35%, 11/01/32(b)	1,120	1,593,253
6.50%, 10/15/37	500	785,572
7.00%, 01/15/38	600	969,804
Tiffany & Co., 4.90%, 10/01/44 (Call 04/01/44)	379	508,775
Walgreen Co., 4.40%, 09/15/42	1,180	1,206,905
Walgreens Boots Alliance Inc.
4.50%, 11/18/34 (Call 05/18/34)(b)	1,033	1,118,475
4.65%, 06/01/46 (Call 12/01/45)	285	297,963
4.80%, 11/18/44 (Call 05/18/44)	790	823,955
Walmart Inc.
2.95%, 09/24/49 (Call 03/24/49)	300	321,988

Security	Par (000)	Value

Retail (continued)
3.63%, 12/15/47 (Call 06/15/47)	$1,795	$2,147,762
3.95%, 06/28/38 (Call 12/28/37)	2,163	2,633,957
4.00%, 04/11/43 (Call 10/11/42)	685	839,956
4.05%, 06/29/48 (Call 12/29/47)	2,780	3,501,288
4.30%, 04/22/44 (Call 10/22/43)	345	433,612
4.75%, 10/02/43 (Call 04/02/43)	360	476,792
5.00%, 10/25/40	430	594,337
5.25%, 09/01/35	1,520	2,137,601
5.63%, 04/01/40	350	515,135
5.63%, 04/15/41	743	1,114,334
6.20%, 04/15/38	535	824,579
6.50%, 08/15/37	170	265,253

		61,574,356

Semiconductors — 1.1%
Analog Devices Inc.
4.50%, 12/05/36 (Call 06/05/36)	655	761,764
5.30%, 12/15/45 (Call 06/15/45)	220	294,836
Applied Materials Inc.
4.35%, 04/01/47 (Call 10/01/46)	881	1,150,605
5.10%, 10/01/35 (Call 04/01/35)(b)	435	591,652
5.85%, 06/15/41	925	1,379,936
Intel Corp.
3.10%, 02/15/60 (Call 08/15/59)	260	267,279
3.25%, 11/15/49 (Call 05/15/49)	2,265	2,473,041
3.73%, 12/08/47 (Call 06/08/47)	1,459	1,719,929
4.00%, 12/15/32	1,920	2,316,253
4.10%, 05/19/46 (Call 11/19/45)	1,050	1,276,248
4.10%, 05/11/47 (Call 11/11/46)	1,065	1,300,111
4.25%, 12/15/42(b)	300	374,275
4.80%, 10/01/41	460	613,004
4.90%, 07/29/45 (Call 01/29/45)	290	390,339
KLA Corp.
3.30%, 03/01/50 (Call 08/28/49)	350	343,695
5.00%, 03/15/49 (Call 09/15/48)	411	536,030
5.65%, 11/01/34 (Call 07/01/34)	225	281,332
Lam Research Corp., 4.88%, 03/15/49 (Call 09/15/48)	565	743,772
QUALCOMM Inc.
4.30%, 05/20/47 (Call 11/20/46)	1,231	1,477,770
4.65%, 05/20/35 (Call 11/20/34)	1,053	1,314,232
4.80%, 05/20/45 (Call 11/20/44)	1,210	1,536,551
Texas Instruments Inc.
3.88%, 03/15/39 (Call 09/15/38)	200	240,269
4.15%, 05/15/48 (Call 11/15/47)	1,270	1,612,372

		22,995,295

Software — 2.7%
Activision Blizzard Inc., 4.50%, 06/15/47 (Call 12/15/46)	595	748,598
Fidelity National Information Services Inc., Series 30Y, 4.75%, 05/15/48 (Call 11/15/47)	65	84,630
Fiserv Inc., 4.40%, 07/01/49 (Call 01/01/49)	1,765	2,111,884
Microsoft Corp.
3.45%, 08/08/36 (Call 02/08/36)	1,135	1,310,225
3.50%, 02/12/35 (Call 08/12/34)	1,010	1,174,973
3.50%, 11/15/42(b)	730	851,556
3.70%, 08/08/46 (Call 02/08/46)	2,735	3,320,814
3.75%, 05/01/43 (Call 11/01/42)	375	448,080
3.75%, 02/12/45 (Call 08/12/44)	1,405	1,707,260
3.95%, 08/08/56 (Call 02/08/56)	2,400	3,052,101
4.00%, 02/12/55 (Call 08/12/54)	1,650	2,088,106
4.10%, 02/06/37 (Call 08/06/36)	1,755	2,176,807

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Software (continued)
4.20%, 11/03/35 (Call 05/03/35)	$1,245	$1,554,973
4.25%, 02/06/47 (Call 08/06/46)	1,386	1,817,842
4.45%, 11/03/45 (Call 05/03/45)	2,279	3,047,076
4.50%, 10/01/40	1,340	1,750,163
4.50%, 02/06/57 (Call 08/06/56)	1,900	2,640,326
4.75%, 11/03/55 (Call 05/03/55)(b)	630	899,945
4.88%, 12/15/43 (Call 06/15/43)	580	802,904
5.20%, 06/01/39	807	1,150,812
5.30%, 02/08/41	1,025	1,479,052
Oracle Corp.
3.25%, 05/15/30 (Call 02/15/30)(b)	950	1,053,493
3.80%, 11/15/37 (Call 05/15/37)	2,690	3,109,199
3.85%, 07/15/36 (Call 01/15/36)	1,185	1,372,560
3.90%, 05/15/35 (Call 11/15/34)	1,615	1,886,073
4.00%, 07/15/46 (Call 01/15/46)(b)	1,690	2,011,508
4.00%, 11/15/47 (Call 05/15/47)	2,025	2,451,025
4.13%, 05/15/45 (Call 11/15/44)	1,135	1,380,994
4.30%, 07/08/34 (Call 01/08/34)	1,698	2,083,993
4.38%, 05/15/55 (Call 11/15/54)	1,224	1,561,499
4.50%, 07/08/44 (Call 01/08/44)	570	723,755
5.38%, 07/15/40(b)	1,240	1,704,628
6.13%, 07/08/39	1,165	1,737,681
6.50%, 04/15/38	866	1,316,253

		56,610,788

Telecommunications — 7.2%
America Movil SAB de CV
4.38%, 07/16/42(b)	753	920,072
4.38%, 04/22/49 (Call 10/22/48)	1,250	1,563,672
6.13%, 11/15/37	125	177,969
6.13%, 03/30/40	1,526	2,229,318
6.38%, 03/01/35(b)	400	573,000
AT&T Inc.
4.30%, 12/15/42 (Call 06/15/42)	1,235	1,385,666
4.35%, 06/15/45 (Call 12/15/44)	1,925	2,169,374
4.50%, 05/15/35 (Call 11/15/34)	2,345	2,731,062
4.50%, 03/09/48 (Call 09/09/47)(b)	4,395	5,038,408
4.55%, 03/09/49 (Call 09/09/48)	1,695	1,963,370
4.65%, 06/01/44 (Call 12/01/43)	635	715,347
4.75%, 05/15/46 (Call 11/15/45)	2,185	2,562,768
4.80%, 06/15/44 (Call 12/15/43)	1,800	2,129,344
4.85%, 03/01/39 (Call 09/01/38)(b)	1,881	2,256,834
4.85%, 07/15/45 (Call 01/15/45)	836	975,715
4.90%, 08/15/37 (Call 02/14/37)	1,155	1,379,710
4.90%, 06/15/42(b)	475	560,460
5.15%, 03/15/42	1,115	1,360,094
5.15%, 11/15/46 (Call 05/15/46)	1,285	1,590,186
5.15%, 02/15/50 (Call 08/14/49)(b)	2,254	2,798,245
5.25%, 03/01/37 (Call 09/01/36)	1,620	2,004,738
5.30%, 08/15/58 (Call 02/14/58)(b)	865	1,125,463
5.35%, 09/01/40	1,605	2,041,584
5.35%, 12/15/43	225	277,864
5.38%, 10/15/41	440	544,691
5.45%, 03/01/47 (Call 09/01/46)	1,285	1,669,761
5.55%, 08/15/41	411	531,909
5.65%, 02/15/47 (Call 08/15/46)	1,110	1,481,306
5.70%, 03/01/57 (Call 09/01/56)	704	971,478
6.00%, 08/15/40 (Call 05/15/40)	1,155	1,555,712
6.10%, 07/15/40	100	134,340
6.15%, 09/15/34	50	67,019
6.20%, 03/15/40	100	135,432

Security	Par (000)	Value

Telecommunications (continued)
6.25%, 03/29/41	$250	$337,260
6.30%, 01/15/38	100	138,079
6.35%, 03/15/40	1,486	2,043,906
6.38%, 03/01/41	1,089	1,483,029
6.45%, 06/15/34	25	33,157
6.55%, 02/15/39	350	496,657
Bell Canada Inc.
4.30%, 07/29/49 (Call 01/29/49)	850	1,029,659
4.46%, 04/01/48 (Call 10/01/47)(b)	874	1,087,405
British Telecommunications PLC
4.25%, 11/08/49 (Call 05/08/49)(a)	605	652,117
9.63%, 12/15/30	2,697	4,273,784
Cisco Systems Inc.
5.50%, 01/15/40	1,430	2,080,490
5.90%, 02/15/39	1,840	2,737,808
Corning Inc.
3.90%, 11/15/49 (Call 05/15/49)	649	686,293
4.38%, 11/15/57 (Call 05/15/57)	380	414,125
4.70%, 03/15/37	165	193,460
4.75%, 03/15/42	535	619,366
5.35%, 11/15/48 (Call 05/15/48)(b)	440	567,837
5.45%, 11/15/79 (Call 05/15/79)	1,100	1,227,467
5.75%, 08/15/40	250	320,696
5.85%, 11/15/68 (Call 05/15/68)	50	61,298
7.25%, 08/15/36 (Call 08/15/26)	100	125,899
Deutsche Telekom AG, 3.63%, 01/21/50 (Call 07/21/49)(a)	600	634,533
Deutsche Telekom International Finance BV
4.75%, 06/21/38 (Call 12/21/37)(a)	650	809,606
4.88%, 03/06/42(a)	345	443,185
8.75%, 06/15/30	2,985	4,521,906
9.25%, 06/01/32	564	932,981
Juniper Networks Inc., 5.95%, 03/15/41	440	542,593
Motorola Solutions Inc., 5.50%, 09/01/44(b)	705	835,379
Ooredoo International Finance Ltd., 4.50%, 01/31/43(a)(b)	520	622,863
Orange SA
5.38%, 01/13/42(b)	580	807,938
5.50%, 02/06/44 (Call 08/06/43)	510	743,269
9.00%, 03/01/31	3,077	4,930,723
Rogers Communications Inc.
3.70%, 11/15/49 (Call 05/15/49)	815	889,487
4.30%, 02/15/48 (Call 08/15/47)	970	1,145,821
4.35%, 05/01/49 (Call 11/01/48)	788	935,076
4.50%, 03/15/43 (Call 09/15/42)	695	823,081
5.00%, 03/15/44 (Call 09/15/43)(b)	615	793,046
5.45%, 10/01/43 (Call 04/01/43)	294	393,908
7.50%, 08/15/38	240	375,690
SES Global Americas Holdings GP, 5.30%, 03/25/44(a)(b)	935	1,069,498
Telefonica Emisiones SA
4.67%, 03/06/38	620	718,561
4.90%, 03/06/48	920	1,119,077
5.21%, 03/08/47	2,330	2,862,823
5.52%, 03/01/49 (Call 09/01/48)	505	656,952
7.05%, 06/20/36	1,685	2,429,341
Telefonica Europe BV, 8.25%, 09/15/30(b)	2,230	3,296,823
TELUS Corp.
4.30%, 06/15/49 (Call 12/15/48)(b)	765	943,205
4.60%, 11/16/48 (Call 05/16/48)	615	791,481
Verizon Communications Inc.
3.85%, 11/01/42 (Call 05/01/42)	1,235	1,399,429
4.13%, 08/15/46	1,250	1,510,720

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Telecommunications (continued)
4.27%, 01/15/36	$2,690	$3,231,020
4.40%, 11/01/34 (Call 05/01/34)	2,035	2,485,966
4.50%, 08/10/33	3,340	4,095,372
4.52%, 09/15/48	3,410	4,410,202
4.67%, 03/15/55	485	646,273
4.75%, 11/01/41(b)	2,033	2,648,440
4.81%, 03/15/39(b)	1,175	1,507,262
4.86%, 08/21/46	2,052	2,708,745
5.01%, 04/15/49(b)	3,605	4,976,251
5.25%, 03/16/37(b)	2,030	2,711,814
5.50%, 03/16/47	1,395	2,040,828
6.55%, 09/15/43	1,120	1,760,673
7.75%, 12/01/30	125	185,355
Vodafone Group PLC
4.25%, 09/17/50	1,730	1,903,954
4.38%, 02/19/43	1,300	1,496,862
4.88%, 06/19/49(b)	1,095	1,313,165
5.00%, 05/30/38	640	783,782
5.13%, 06/19/59(b)	90	109,782
5.25%, 05/30/48	2,179	2,746,995
6.15%, 02/27/37	1,873	2,598,244
6.25%, 11/30/32	620	841,400
7.88%, 02/15/30	575	828,653

		152,241,736

Toys, Games & Hobbies — 0.0%
Hasbro Inc.
5.10%, 05/15/44 (Call 11/15/43)(b)	465	508,181
6.35%, 03/15/40	330	414,354

		922,535

Transportation — 3.3%
Burlington Northern Santa Fe LLC
3.90%, 08/01/46 (Call 02/01/46)	625	734,281
4.05%, 06/15/48 (Call 12/15/47)	535	646,065
4.13%, 06/15/47 (Call 12/15/46)	174	210,902
4.15%, 04/01/45 (Call 10/01/44)	1,315	1,575,992
4.15%, 12/15/48 (Call 06/15/48)	550	668,236
4.38%, 09/01/42 (Call 03/01/42)	525	645,060
4.40%, 03/15/42 (Call 09/15/41)	815	1,003,639
4.45%, 03/15/43 (Call 09/15/42)	606	743,491
4.55%, 09/01/44 (Call 03/01/44)	955	1,185,188
4.70%, 09/01/45 (Call 03/01/45)	885	1,135,237
4.90%, 04/01/44 (Call 10/01/43)	650	859,224
4.95%, 09/15/41 (Call 03/15/41)	434	566,239
5.05%, 03/01/41 (Call 09/01/40)	201	265,247
5.15%, 09/01/43 (Call 03/01/43)	655	885,890
5.40%, 06/01/41 (Call 12/01/40)(b)	240	329,327
5.75%, 05/01/40 (Call 11/01/39)	815	1,168,546
6.15%, 05/01/37	475	689,802
6.20%, 08/15/36	200	286,408
7.95%, 08/15/30	83	125,889
Canadian National Railway Co.
3.20%, 08/02/46 (Call 02/02/46)	300	330,770
3.65%, 02/03/48 (Call 08/03/47)	1,345	1,539,675
4.45%, 01/20/49 (Call 07/20/48)	520	677,379
4.50%, 11/07/43 (Call 05/07/43)	50	63,095
6.20%, 06/01/36	475	694,438
6.25%, 08/01/34	186	271,300
6.38%, 11/15/37	395	596,957
6.71%, 07/15/36	425	638,371

Security	Par (000)	Value

Transportation (continued)
Canadian Pacific Railway Co.
4.80%, 09/15/35 (Call 03/15/35)	$267	$342,904
4.80%, 08/01/45 (Call 02/01/45)	420	566,652
5.75%, 03/15/33(b)	850	1,133,620
5.95%, 05/15/37	106	153,083
6.13%, 09/15/2115 (Call 03/15/2115)	878	1,422,617
7.13%, 10/15/31	230	336,773
CSX Corp.
2.40%, 02/15/30 (Call 11/15/29)	250	254,742
3.35%, 09/15/49 (Call 03/15/49)	650	681,647
3.80%, 11/01/46 (Call 05/01/46)	578	647,153
3.95%, 05/01/50 (Call 11/01/49)	210	243,386
4.10%, 03/15/44 (Call 09/15/43)	450	517,358
4.25%, 11/01/66 (Call 05/01/66)	631	721,817
4.30%, 03/01/48 (Call 09/01/47)	1,246	1,507,909
4.40%, 03/01/43 (Call 09/01/42)	425	508,878
4.50%, 03/15/49 (Call 09/15/48)	630	789,779
4.50%, 08/01/54 (Call 02/01/54)	200	248,073
4.65%, 03/01/68 (Call 09/01/67)	220	270,467
4.75%, 05/30/42 (Call 11/30/41)	636	796,353
4.75%, 11/15/48 (Call 05/15/48)	85	110,016
5.50%, 04/15/41 (Call 10/15/40)	400	536,397
6.00%, 10/01/36	724	991,848
6.15%, 05/01/37	533	742,682
6.22%, 04/30/40	595	869,035
Empresa de Transporte de Pasajeros Metro SA, 5.00%, 01/25/47 (Call 07/25/46)(a)	400	475,000
FedEx Corp.
3.88%, 08/01/42	260	262,752
3.90%, 02/01/35	915	995,101
4.05%, 02/15/48 (Call 08/15/47)	1,210	1,228,674
4.10%, 04/15/43	177	183,823
4.10%, 02/01/45	608	622,015
4.40%, 01/15/47 (Call 07/15/46)	675	716,622
4.50%, 02/01/65	25	25,777
4.55%, 04/01/46 (Call 10/01/45)	659	722,900
4.75%, 11/15/45 (Call 05/15/45)	1,040	1,173,981
4.90%, 01/15/34	555	663,446
4.95%, 10/17/48 (Call 04/17/48)	481	547,972
5.10%, 01/15/44	685	802,748
Kansas City Southern
4.20%, 11/15/69 (Call 05/15/69)	560	675,803
4.30%, 05/15/43 (Call 11/15/42)	165	200,025
4.95%, 08/15/45 (Call 02/15/45)	270	352,802
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34(a)	218	256,944
Norfolk Southern Corp.
3.40%, 11/01/49 (Call 05/01/49)	865	943,278
3.94%, 11/01/47 (Call 05/01/47)	885	1,031,460
3.95%, 10/01/42 (Call 04/01/42)	170	198,513
4.05%, 08/15/52 (Call 02/15/52)	917	1,091,141
4.10%, 05/15/49 (Call 11/15/48)	395	474,400
4.15%, 02/28/48 (Call 08/28/47)(b)	655	802,571
4.45%, 06/15/45 (Call 12/15/44)	360	447,445
4.65%, 01/15/46 (Call 07/15/45)	520	668,147
4.84%, 10/01/41	845	1,096,027
5.10%, 08/01/2118 (Call 02/01/2118)	385	504,808
Pelabuhan Indonesia II PT, 5.38%, 05/05/45(a)(b)	400	470,000
Polar Tankers Inc., 5.95%, 05/10/37(a)	30	38,984

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
TTX Co.
4.20%, 07/01/46 (Call 01/01/46)(a)	$250	$304,440
4.60%, 02/01/49 (Call 08/01/48)(a)	250	338,101
Union Pacific Corp.
3.35%, 08/15/46 (Call 02/15/46)	270	278,939
3.38%, 02/01/35 (Call 08/01/34)	575	634,266
3.55%, 08/15/39 (Call 02/15/39)	1,310	1,433,576
3.60%, 09/15/37 (Call 03/15/37)(b)	650	719,504
3.80%, 10/01/51 (Call 04/01/51)	400	450,183
3.84%, 03/20/60 (Call 09/20/59)(a)	1,221	1,341,093
3.88%, 02/01/55 (Call 08/01/54)	375	412,624
3.95%, 08/15/59 (Call 02/15/59)	25	28,251
4.00%, 04/15/47 (Call 10/15/46)(b)	150	171,149
4.05%, 11/15/45 (Call 05/15/45)	500	574,595
4.05%, 03/01/46 (Call 09/01/45)	695	790,217
4.10%, 09/15/67 (Call 03/15/67)	570	657,079
4.15%, 01/15/45 (Call 07/15/44)	405	468,052
4.25%, 04/15/43 (Call 10/15/42)	331	383,545
4.30%, 06/15/42 (Call 12/15/41)	150	177,438
4.30%, 03/01/49 (Call 09/01/48)	778	939,558
4.38%, 09/10/38 (Call 03/10/38)	734	876,389
4.38%, 11/15/65 (Call 05/15/65)	981	1,172,183
4.50%, 09/10/48 (Call 03/10/48)	645	788,894
United Parcel Service Inc.
3.40%, 11/15/46 (Call 05/15/46)	180	186,793
3.40%, 09/01/49 (Call 03/01/49)	650	683,905
3.63%, 10/01/42	445	486,136
3.75%, 11/15/47 (Call 05/15/47)	605	673,250
4.25%, 03/15/49 (Call 09/15/48)	1,265	1,525,674
4.88%, 11/15/40 (Call 05/15/40)	430	549,476
6.20%, 01/15/38	1,085	1,592,855
United Parcel Service of America Inc., 8.38%, 04/01/30(e)	30	44,104

		69,285,265

Trucking & Leasing — 0.0%
GATX Corp.
4.50%, 03/30/45 (Call 09/30/44)(b)	150	169,600
5.20%, 03/15/44 (Call 09/15/43)	185	234,988

		404,588

Water — 0.2%
American Water Capital Corp.
3.75%, 09/01/47 (Call 03/01/47)	1,005	1,144,597
4.00%, 12/01/46 (Call 06/01/46)	195	228,099

Security	Par/ Shares (000)	Value

Water (continued)
4.15%, 06/01/49 (Call 12/01/48)	$265	$320,652
4.20%, 09/01/48 (Call 03/01/48)(b)	629	754,258
4.30%, 12/01/42 (Call 06/01/42)	146	179,064
4.30%, 09/01/45 (Call 03/01/45)	445	544,648
6.59%, 10/15/37	395	602,610
Essential Utilities Inc., 4.28%, 05/01/49 (Call 11/01/48)	310	375,647
Veolia Environnement SA, 6.75%, 06/01/38	118	176,951

		4,326,526

Total Corporate Bonds & Notes — 97.7% (Cost: $1,895,357,831)		2,072,645,845

Short-Term Investments

Money Market Funds — 8.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 1.74%(g)(h)(i)	158,179	158,289,593
BlackRock Cash Funds: Treasury, SL Agency Shares, 1.52%(g)(h)	29,587	29,587,000

		187,876,593

Total Short-Term Investments — 8.8% (Cost: $187,818,153)		187,876,593

Total Investments in Securities — 106.5% (Cost: $2,083,175,984)		2,260,522,438

Other Assets, Less Liabilities — (6.5)%		(138,508,531)

Net Assets — 100.0%		$2,122,013,907

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	All or a portion of this security is on loan.
(c)	Security is issued at a fixed coupon rate, which converts to a variable rate at a specified date.
(d)	Perpetual security with no stated maturity date.
(e)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(f)	Zero-coupon bond.
(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period-end.
(i)	All or a portion of this security was purchased with cash collateral received from loaned securities.

Affiliates

Investments in issuers considered to be affiliates of the Fund during the year ended February 29, 2020, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliated Issuer	Shares Held at 02/28/19 (000)	Net Activity (000)	Shares Held at 02/29/20 (000)	Value at 02/29/20	Income		Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Cash Funds: Institutional, SL Agency Shares	44,702	113,477	158,179	$158,289,593	$284,172	(b)	$1,707		$42,049
BlackRock Cash Funds: Treasury, SL Agency Shares	5,363	24,224	29,587	29,587,000	473,534		—		—

				$187,876,593	$757,706		$1,707		$42,049

(a)	Includes realized capital gain distributions from an affiliated fund, if any.
(b)

Includes securities lending income earned from the reinvestment of cash collateral from loaned securities (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities, and less fees paid to BTC as securities lending agent.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) February 29, 2020	iShares® Long-Term Corporate Bond ETF

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of February 29, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Corporate Bonds & Notes	$—	$2,072,645,845	$—	$2,072,645,845
Money Market Funds	187,876,593	—	—	187,876,593

	$187,876,593	$2,072,645,845	$—	$2,260,522,438

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S

Statement of Assets and Liabilities

February 29, 2020

iShares Long-Term Corporate Bond ETF

ASSETS
Investments in securities, at value (including securities on loan)(a):
Unaffiliated(b)	$2,072,645,845
Affiliated(c)	187,876,593
Cash	11,808
Receivables:
Investments sold	16,646,585
Securities lending income — Affiliated	32,201
Capital shares sold	1,195,602
Dividends	35,439
Interest	22,712,184

Total assets	2,301,156,257

LIABILITIES
Collateral on securities loaned, at value	158,222,908
Payables:
Investments purchased	20,826,581
Investment advisory fees	92,861

Total liabilities	179,142,350

NET ASSETS	$2,122,013,907

NET ASSETS CONSIST OF:
Paid-in capital	$1,951,634,615
Accumulated earnings	170,379,292

NET ASSETS	$2,122,013,907

Shares outstanding	30,200,000

Net asset value	$70.27

Shares authorized	Unlimited

Par value	None

(a) Securities loaned, at value	$153,995,630
(b) Investments, at cost — Unaffiliated	$1,895,357,831
(c) Investments, at cost — Affiliated	$187,818,153

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended February 29, 2020

iShares Long-Term Corporate Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$473,534
Interest — Unaffiliated	55,461,138
Securities lending income — Affiliated — net	284,172
Other income — Unaffiliated	96,633

Total investment income	56,315,477

EXPENSES
Investment advisory fees	821,007

Total expenses	821,007

Net investment income	55,494,470

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	5,373,896
Investments — Affiliated	1,707
In-kind redemptions — Unaffiliated	40,159,836

Net realized gain	45,535,439

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	200,365,084
Investments — Affiliated	42,049

Net change in unrealized appreciation (depreciation)	200,407,133

Net realized and unrealized gain	245,942,572

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$301,437,042

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Statement of Changes in Net Assets

	iShares Long-Term Corporate Bond ETF
	Year Ended 02/29/20	Year Ended 02/28/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$55,494,470	$26,509,461
Net realized gain (loss)	45,535,439	(15,176,798)
Net change in unrealized appreciation (depreciation)	200,407,133	(9,689,781)

Net increase in net assets resulting from operations	301,437,042	1,642,882

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(51,645,393)	(26,801,451)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	1,283,334,387	(100,635,843)

NET ASSETS
Total increase (decrease) in net assets	1,533,126,036	(125,794,412)
Beginning of year	588,887,871	714,682,283

End of year	$2,122,013,907	$588,887,871

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Long-Term Corporate Bond ETF

	Year Ended 02/29/20	Year Ended 02/28/19	Year Ended 02/28/18	Year Ended 02/28/17	Year Ended 02/29/16

Net asset value, beginning of year	$57.73	$60.06	$59.77	$56.51	$62.53

Net investment income(a)	2.54	2.56	2.48	2.48	2.55
Net realized and unrealized gain (loss)(b)	12.48	(2.31)	0.30	3.25	(6.02)

Net increase (decrease) from investment operations	15.02	0.25	2.78	5.73	(3.47)

Distributions(c)
From net investment income	(2.48)	(2.58)	(2.49)	(2.47)	(2.55)

Total distributions	(2.48)	(2.58)	(2.49)	(2.47)	(2.55)

Net asset value, end of year	$70.27	$57.73	$60.06	$59.77	$56.51

Total Return
Based on net asset value	26.50%	0.53%	4.65%	10.21%	(5.53)%

Ratios to Average Net Assets
Total expenses	0.06%	0.11%	0.20%	0.20%	0.20%

Total expenses after fees waived	0.06%	0.10%	0.20%	0.20%	0.20%

Net investment income	3.89%	4.44%	4.05%	4.10%	4.40%

Supplemental Data
Net assets, end of year (000)	$2,122,014	$588,888	$714,682	$830,758	$785,548

Portfolio turnover rate(d)	15%	24%	12%	10%	11%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
Long-Term Corporate Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Investment Transactions and Income Recognition: Investment transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest income, if any, are recognized daily on the accrual basis. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended February 29, 2020. The cost basis of securities at February 28, 2019 has been adjusted to $645,281,461.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income investments are valued using the last available bid price or current market quotations provided by independent dealers or prices (including evaluated prices) supplied by approved independent third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, perceived market movements, news, and other relevant information and by other methods, which may include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; general market conditions; and/or other factors and assumptions.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

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Notes to Financial Statements  (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of an investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates.

When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets for identical assets or liabilities;
•

Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for the Fund’s investments is included in its schedule of investments. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of February 29, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates and is disclosed in the schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of February 29, 2020 and the value of the related cash collateral are disclosed in the statement of assets and liabilities.

Securities lending transactions are entered into by a fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the fund can reinvest cash collateral received in connection with loaned securities.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements  (continued)

The following table is a summary of the securities lending agreements by counterparty which are subject to offset under an MSLA as of February 29, 2020:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received	(a)	Non-Cash Collateral Received	Net Amount

Long-Term Corporate Bond
Barclays Bank PLC	$10,503,625	$10,503,625		$—	$—
BNP Paribas Prime Brokerage International Ltd.	9,366,479	9,366,479		—	—
BofA Securities, Inc.	6,344,134	6,344,134		—	—
Citadel Clearing LLC	10,405,676	10,405,676		—	—
Citigroup Global Markets Inc.	4,375,595	4,375,595		—	—
Credit Suisse Securities (USA) LLC	12,252,044	12,252,044		—	—
Deutsche Bank Securities Inc.	555,000	555,000		—	—
Goldman Sachs & Co.	28,455,748	28,455,748		—	—
HSBC Securities (USA) Inc.	8,415,217	8,415,217		—	—
JPMorgan Securities LLC	8,201,441	8,201,441		—	—
Morgan Stanley & Co. LLC	16,998,720	16,998,720		—	—
MUFG Securities Americas Inc.	876,807	876,807		—	—
Nomura Securities International Inc.	908,496	908,496		—	—
Scotia Capital (USA) Inc.	2,275,158	2,275,158		—	—
State Street Bank & Trust Company	1,685,144	1,685,144		—	—
UBS AG	8,208,795	8,208,795		—	—
Wells Fargo Securities LLC	24,167,551	24,167,551		—	—

	$153,995,630	$153,995,630		$—	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $121 billion	0.0600%
Over $121 billion, up to and including $181 billion	0.0570
Over $181 billion, up to and including $231 billion	0.0542
Over $231 billion, up to and including $281 billion	0.0515
Over $281 billion	0.0489

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, or its affiliates, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (excluding collateral investment fees), net of fees and other payments to and from borrowers of securities. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

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Notes to Financial Statements  (continued)

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended February 29, 2020, the Fund paid BTC $99,688 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended February 29, 2020, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Long-Term Corporate Bond	$2,697,972	$9,959,904	$109,417

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

6.	PURCHASES AND SALES

For the year ended February 29, 2020, purchases and sales of investments, excluding in-kind transactions and short-term investments, were as follows:

	Other Securities
iShares ETF	Purchases	Sales
Long-Term Corporate Bond	$240,543,225	$208,041,777

For the year ended February 29, 2020, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Long-Term Corporate Bond	$1,631,740,345	$404,728,540

7.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

Management has analyzed tax laws and regulations and their application to the Fund as of February 29, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of February 29, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings
Long-Term Corporate Bond	$39,363,947	$(39,363,947)

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 02/29/20	Year Ended 02/28/19

Long-Term Corporate Bond
Ordinary income	$51,645,393	$26,801,451

As of February 29, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total

Long-Term Corporate Bond	$6,191,435	$(11,646,952)		$175,834,809		$170,379,292

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, and the classification of investments.

For the year ended February 29, 2020, the Fund utilized $6,644,117 of its capital loss carryforwards.

As of February 29, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Long-Term Corporate Bond	$2,084,687,629	$179,140,193	$(3,305,384)	$175,834,809

8.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

Changes in market interest rates or economic conditions may affect the value and/or liquidity of fixed income investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. Given the environment of historically low interest rates, a fund may be subject to a greater risk of price losses if interest rates rise.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future,

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Notes to Financial Statements  (continued)

could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The impact of the pandemic may be short term or may last for an extended period of time.

Credit Risk: Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

9.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 02/29/20		Year Ended 02/28/19

iShares ETF	Shares	Amount	Shares	Amount

Long-Term Corporate Bond
Shares sold	26,300,000	$1,702,397,129	3,300,000	$190,580,512
Shares redeemed	(6,300,000)	(419,062,742)	(5,000,000)	(291,216,355)

Net increase(decrease)	20,000,000	$1,283,334,387	(1,700,000)	$(100,635,843)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

10.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares Long-Term Corporate Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Long-Term Corporate Bond ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of February 29, 2020, the related statement of operations for the year ended February 29, 2020, the statement of changes in net assets for each of the two years in the period ended February 29, 2020, including the related notes, and the financial highlights for each of the five years in the period ended February 29, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 29, 2020 and the financial highlights for each of the five years in the period ended February 29, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

April 21, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Want to know more?

iShares.com    |    1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Bloomberg Index Services Limited or ICE Data Indices, LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1018-1020

OCTOBER 31, 2020

2020 Annual Report

iShares U.S. ETF Trust

•	iShares Interest Rate Hedged Emerging Markets Bond ETF | EMBH | NYSE Arca

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in early September 2020 before retreating amid concerns about a second wave of infections. In the United States, large-capitalization stocks advanced, outperforming small-capitalization stocks, which declined marginally during the reporting period. International equities from developed economies declined, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring emerging market stocks and tilting toward the quality factor for its resilience.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	13.29%	9.71%

U.S. small cap equities (Russell 2000® Index)	18.13	(0.14)

International equities (MSCI Europe, Australasia, Far East Index)	8.57	(6.86)

Emerging market equities (MSCI Emerging Markets Index)	20.96	8.25

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.92

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.63)	8.92

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.27	6.19

Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.87	3.55

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.73	3.42

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares U.S. ETF Trust

Global Bond Market Overview

Global investment-grade bonds advanced for the 12 months ended October 31, 2020 (“reporting period”). The Bloomberg Barclays Global Aggregate Index, a broad measure of global bond market performance, returned 5.63% in U.S. dollar terms for the reporting period.

Market disruption due to the coronavirus pandemic drove sharp volatility in bond prices, followed by a steady recovery after governments worldwide intervened to support fixed-income markets and economic activity. As the extent of the outbreak became evident in late February and early March 2020, uncertainty led investors to move out of stocks and into bonds, and global bond yields (which are inversely related to prices) declined. But the continued spread of the virus and related restrictions on economic activity led to a significant increase in yields, as investors became concerned that the pandemic-related downturn would restrict liquidity and limit the ability of sovereign and corporate borrowers to issue new bonds. However, the swift action of central banks helped stabilize credit markets and improve liquidity, and a gradual, but significant, recovery in bond prices followed.

U.S. bond prices followed the global pattern: an advance in the immediate aftermath of the pandemic, followed by a sharp decline and subsequent recovery, leading to a positive performance for the reporting period overall. In response to the economic downturn, the U.S. Federal Reserve (“Fed”) enacted two emergency decreases to short-term interest rates in March 2020. It further stabilized bond markets by implementing bond buying programs for U.S. Treasuries, mortgage-backed securities, and corporate bonds. Bond prices rose thereafter, driving Treasury yields to historic lows despite record issuance to fund government fiscal stimulus programs. Fed action, along with signs that defaults would be lower than anticipated, drove corporate bond prices higher beginning in late March 2020. In August 2020, the Fed revised its long-standing inflation policy, allowing it to exceed its 2% target in order to stimulate the economy.

European bonds also advanced, benefiting from efforts by the European Central Bank (“ECB”) to stabilize and provide liquidity for markets. In March 2020, the ECB instituted a €750 billion bond purchasing program that authorized purchases of government and corporate bonds. The ECB augmented this program with an additional €600 billion in June 2020, further bolstering the European bond market. To finance its recovery efforts, in October 2020 the E.U. issued its own large-scale bonds for the first time (previously most European debt was issued only by individual member states). Demand for the issuance was high, indicating significant investor appetite for E.U.-backed bonds.

Bonds in the Asia/Pacific region posted a modest return after a sharp decline in bond prices in March 2020 was followed by a relatively modest rebound. Japanese bond prices in particular declined amid a significant increase in issuance of government bonds to finance stimulus efforts. To support this influx of bond supply and improve market liquidity, the Bank of Japan increased its bond-buying program for both government and corporate bonds. Bonds in other parts of the Asia/Pacific region posted gains, however, as foreign investors in search of yield buoyed bond prices in South Korea, Malaysia, and Thailand. Emerging market bonds also advanced amid a strong economic recovery in China, which helped reassure yield-hungry investors that economic conditions were improving in the latter part of the reporting period.

4	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2020	iShares® Interest Rate Hedged Emerging Markets Bond ETF

Investment Objective

The iShares Interest Rate Hedged Emerging Markets Bond ETF (the “Fund”) seeks to mitigate the interest rate risk of a portfolio composed of U.S. dollar-denominated, emerging market bonds. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares J.P. Morgan USD Emerging Markets Bond ETF. The Fund attempts to mitigate the interest rate risk of the underlying fund by holding short positions in U.S. Treasury futures or interest rate swaps.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(4.84)%	2.55%	1.94%	(4.84)%	13.41%	10.66%
Fund Market	(4.96)	2.54	1.94	(4.96)	13.37	10.66
J.P. Morgan EMBI Global Core Swap Hedged Index	(5.67)	2.77	2.13	(5.67)	14.62	11.74

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/22/15. The first day of secondary market trading was 7/23/15.

The J.P. Morgan EMBI Global Core Swap Hedged Index is an unmanaged index that consists of the J.P. Morgan EMBI® Global Core Index plus interest rate swaps that intend to hedge the interest rate exposure of the J.P. Morgan EMBI® Global Core Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 7 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)(b)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)(b)	Annualized Expense Ratio	(a)

$ 1,000.00	$ 1,131.70	$ 0.59		$ 1,000.00	$ 1,024.60	$ 0.56		0.11%

(a)	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 7 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2020 (continued)	iShares® Interest Rate Hedged Emerging Markets Bond ETF

Portfolio Management Commentary

The Fund posted a decline for the reporting period due to the notable negative impact of the interest rate hedge, which offset gains in the underlying U.S. dollar-denominated emerging market bonds. Emerging market bonds benefited from investors seeking higher-yield investments as the Fed reduced its key lending rate to near 0%. Many emerging market countries with debt denominated in U.S. dollars benefited from U.S. dollar weakness, which reduced borrowing costs. Additionally, the global economic slowdown offered emerging market central banks the latitude to reduce interest rates.

On an unhedged basis, Middle Eastern bonds were the largest contributors to the Fund’s return. Despite a decline in oil prices that diminished the region’s economic outlook, Saudi Arabian government bonds advanced, largely on the strength of ample cash reserves and low debt levels. Government bonds from Qatar also gained as plans to repay $20 billion in debt in 2021 solidified the country’s financial prospects. These gains offset declines in Lebanon, where the government defaulted on bonds amid political upheaval.

European bonds also contributed to the Fund’s return, led by bonds from Russia. The Russian central bank reduced its key lending rate from 6.50% to 4.25% during the reporting period, boosting bond prices.

Declining interest rates during the reporting period led to negative performance from hedging activity, which was the largest detractor from the Fund’s return. Typically, increasing interest rates reduce the price of existing bonds, meaning a rise in interest rates detracts from bond fund performance. Conversely, decreasing interest rates usually serve to increase bond prices. An interest rate hedged fund attempts to avoid these fluctuations by offsetting interest rate risk, primarily using interest rate swaps and U.S. Treasury futures contracts.

The Fund’s interest rate hedge seeks near-zero interest rate sensitivity. Consequently, the Fund’s return was minimally affected by interest rate fluctuations during the reporting period. With interest rate sensitivity hedged, the Fund fluctuated based on direct exposure to the yield premium of emerging market bonds, independent of declining interest rates.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Investment Companies	94.3%
Short-term Investments	0.9
Swaps, net cumulative depreciation	(2.1)
Other assets less liabilities	6.9

ALLOCATION BY CREDIT QUALITY (of the UNDERLYING FUND)

Credit Rating(a)	Percent of Total Investment(b)
Aa	6.2%
A	16.8
Baa	31.8
Ba	17.3
B	17.6
Caa	4.3
Ca	1.6
Not Rated	4.4

(a)

Credit quality ratings shown reflect the ratings assigned by Moody’s Investors Service (“Moody’s”), a widely used independent, nationally recognized statistical rating organization. Moody’s credit ratings are opinions of the credit quality of individual obligations or of an issuer’s general creditworthiness. Investment grade ratings are credit ratings of Baa or higher. Below investment grade ratings are credit ratings of Ba or lower. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes money market funds.

6	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A B O U T F U N D P E R F O R M A N C E / S H A R E H O L D E R E X P E N S E S	7

Schedule of Investments October 31, 2020	iShares® Interest Rate Hedged Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 94.3%
iShares J.P. Morgan USD Emerging Markets Bond ETF(a)	48,263	$5,309,895

Total Investment Companies — 94.3% (Cost: $5,320,940)		5,309,895

Short-Term Investments

Money Market Funds — 0.9%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.04%(a)(b)	50,000	50,000

Total Short-Term Investments — 0.9% (Cost: $50,000)		50,000

Total Investments in Securities — 95.2% (Cost: $5,370,940)		5,359,895

Other Assets, Less Liabilities — 4.8%		272,797

Net Assets — 100.0%		$5,632,692

(a)	Affiliate of the Fund.

(b)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/19	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$2,566	(b)	$—		$(2,566)	$—	$—	—	$4,567	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	89,000	—		(39,000	)(b)	—	—	50,000	50,000	1,193		—
iShares J.P. Morgan USD Emerging Markets Bond ETF	7,023,093	243,781		(1,812,200)		74,940	(219,719)	5,309,895	48,263	241,567		—

						$72,374	$(219,719)	$5,359,895		$247,327		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate(a)	Frequency	Date	Date	(000)	Value	(Received)	(Depreciation)
1.17%	Semi-annual	0.22%	Quarterly	N/A	12/08/21	$(1,438)	$(15,095)	$(1,529)	$(13,566)
2.38	Semi-annual	0.22	Quarterly	N/A	01/12/23	(377)	(17,660)	(15,626)	(2,034)
2.46	Semi-annual	0.22	Quarterly	N/A	01/13/25	(890)	(78,027)	(22,089)	(55,938)
0.49	Semi-annual	0.22	Quarterly	N/A	09/27/27	(732)	7,354	772	6,582
3.25	Semi-annual	0.22	Quarterly	N/A	10/18/28	(619)	(122,302)	(63,574)	(58,728)
0.77	Semi-annual	0.22	Quarterly	N/A	04/01/30	(680)	4,579	(5,033)	9,612
2.34	Semi-annual	0.22	Quarterly	N/A	12/08/36	(372)	(67,203)	(12,323)	(54,880)
0.86	Semi-annual	0.22	Quarterly	N/A	03/30/45	(330)	30,141	6,207	23,934

8	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® Interest Rate Hedged Emerging Markets Bond ETF

Centrally Cleared Interest Rate Swaps (continued)

Paid by the Fund		Received by the Fund		Effective	Termination	Notional Amount		Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate(a)	Frequency	Date	Date	(000)	Value	(Received)	(Depreciation)
0.87%	Semi-annual	0.22%	Quarterly	N/A	03/30/50	$(105)	$11,507	$3,699	$7,808
1.06	Semi-annual	0.22	Quarterly	N/A	09/19/50	(325)	20,362	840	19,522

							(226,344)	(108,656)	(117,688)

(a)	Represents 3-month LIBOR. Rate shown is the rate in effect as of period-end.

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$11,518	$(120,174)	$67,458	$(185,146)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2020, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Interest Rate Contracts
Assets — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps(a)	$67,458

Liabilities — Derivative Financial Instruments
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	185,146

(a)

Net cumulative appreciation (depreciation) on centrally cleared interest rate swaps contracts are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended October 31, 2020, the effect of derivative financial instruments in the Statement of Operations was as follows:

Interest Rate Contracts
Net Realized Gain (Loss) from:
Swaps	$(860,330)

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$475,285

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Interest rate swaps:
Average notional value — pays fixed rate	$5,948,992

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) October 31, 2020	iShares® Interest Rate Hedged Emerging Markets Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$5,309,895	$—	$—	$5,309,895
Money Market Funds	50,000	—	—	50,000

	$5,359,895	$—	$—	$5,359,895

Derivative financial instruments(a)
Assets
Swaps	$—	$67,458	$—	$67,458
Liabilities
Swaps	—	(185,146)	—	(185,146)

	$—	$(117,688)	$—	$(117,688)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

10	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

October 31, 2020

iShares Interest Rate Hedged Emerging Markets Bond ETF

ASSETS
Investments in securities, at value:
Affiliated(a)	$5,359,895
Cash	3,453
Cash pledged:
Centrally cleared swaps	264,000
Receivables:
Investments sold	345
Securities lending income — Affiliated	146
Variation margin on centrally cleared swaps	5,328
Dividends	5

Total assets	5,633,172

LIABILITIES
Payables:
Investment advisory fees	480

Total liabilities	480

NET ASSETS	$5,632,692

NET ASSETS CONSIST OF:
Paid-in capital	$7,078,619
Accumulated loss	(1,445,927)

NET ASSETS	$5,632,692

Shares outstanding	250,000

Net asset value	$22.53

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Affiliated	$5,370,940

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	11

Statement of Operations

Year Ended October 31, 2020

iShares Interest Rate Hedged Emerging Markets Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$242,760
Securities lending income — Affiliated — net	4,567

Total investment income	247,327

EXPENSES
Investment advisory fees	45,528
Miscellaneous	264

Total expenses	45,792

Less:
Investment advisory fees waived	(39,458)

Total expenses after fees waived	6,334

Net investment income	240,993

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Affiliated	(11,180)
In-kind redemptions — Affiliated	83,554
Swaps	(860,330)

Net realized loss	(787,956)

Net change in unrealized appreciation (depreciation) on:
Investments — Affiliated	(219,719)
Swaps	475,285

Net change in unrealized appreciation (depreciation)	255,566

Net realized and unrealized loss	(532,390)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(291,397)

See notes to financial statements.

12	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Interest Rate Hedged Emerging Markets Bond ETF
	Year Ended 10/31/20	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$240,993	$655,359
Net realized loss	(787,956)	(237,999)
Net change in unrealized appreciation (depreciation)	255,566	(105,619)

Net increase (decrease) in net assets resulting from operations	(291,397)	311,741

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(196,224)	(631,997)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(1,213,129)	(6,248,772)

NET ASSETS
Total decrease in net assets	(1,700,750)	(6,569,028)
Beginning of year	7,333,442	13,902,470

End of year	$5,632,692	$7,333,442

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Financial Highlights

(For a share outstanding throughout each period)

	iShares Interest Rate Hedged Emerging Markets Bond ETF
	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18		Year Ended 10/31/17	Year Ended 10/31/16

Net asset value, beginning of year	$24.44	$25.28	$26.44		$25.06	$24.20

Net investment income(a)	0.91	1.42	1.06		1.11	1.17
Net realized and unrealized gain (loss)(b)	(2.10)	(1.00)	(1.19)		1.24	0.61

Net increase (decrease) from investment operations	(1.19)	0.42	(0.13)		2.35	1.78

Distributions(c)
From net investment income	(0.72)	(1.26)	(1.03)		(0.97)	(0.89)
Return of capital	—	—	—		—	(0.03)

Total distributions	(0.72)	(1.26)	(1.03)		(0.97)	(0.92)

Net asset value, end of year	$22.53	$24.44	$25.28		$26.44	$25.06

Total Return
Based on net asset value	(4.84)%	1.72%	(0.51)%		9.57%	7.49%

Ratios to Average Net Assets
Total expenses(d)	0.75%	0.75%	0.75%		0.75%	0.75%

Total expenses after fees waived(d)	0.10%	0.10%	0.10%		0.10%	0.10%

Net investment income	3.97%	5.71%	4.07%		4.32%	4.82%

Supplemental Data
Net assets, end of year (000)	$5,633	$7,333	$13,902		$2,644	$2,506

Portfolio turnover rate(e)(f)	4%	3%	0	%(g)	2%	3%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.

(e)	Portfolio turnover rate excludes in-kind transactions.

(f)

Portfolio turnover rate excludes the portfolio activity of the underlying fund in which the Fund is invested. See the underlying fund’s financial highlights for its respective portfolio turnover rates.

(g)	Rounds to less than 1%.

See notes to financial statements.

14	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification

Interest Rate Hedged Emerging Markets Bond	Diversified

Currently the Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an iShares fund (an “underlying fund”). The financial statements and schedule of investments for the underlying fund are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date. Interest income is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

N O T E S T O F I N A N C I A L S T A T E M E N T S	15

Notes to Financial Statements  (continued)

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, or its affiliates and is disclosed in the schedule of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for the Fund, if any, are also disclosed in its schedule of investments. The market value of any securities on loan as of October 31, 2020 and the value of the related cash collateral are disclosed in the statement of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (“CCP”) and the CCP becomes the Fund’s counterparty on the swap. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the schedule of investments and cash deposited is shown as cash pledged for centrally cleared swaps on the

16	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

statement of assets and liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the statement of assets and liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the statement of operations, including those at termination.

Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee of 0.75%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses is a fund’s total annual operating expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through February 28, 2022 so that the Fund’s total annual operating expenses after fee waiver is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares J.P. Morgan USD Emerging Markets Bond ETF (“EMB”), after taking into account any fee waivers by EMB, plus 0.10%.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income – affiliated – net in its statement of operations. For the year ended October 31, 2020, the Fund paid BTC $1,361 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements  (continued)

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

7.	PURCHASES AND SALES

For the year ended October 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Interest Rate Hedged Emerging Markets Bond	$243,782	$641,317

For the year ended October 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Interest Rate Hedged Emerging Markets Bond	$—	$1,170,883

8.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2020, the following permanent differences attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
Interest Rate Hedged Emerging Markets Bond	$78,205	$ (78,205)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/20	Year Ended 10/31/19
Interest Rate Hedged Emerging Markets Bond Ordinary income	$196,224	$631,997

As of October 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total
Interest Rate Hedged Emerging Markets Bond	$(1,308,164)		$(137,763)		$ (1,445,927)

(a)	Amounts available to offset future realized capital gains.

(b)	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

As of October 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Interest Rate Hedged Emerging Markets Bond	$5,379,970	$—	$(137,763)	$ (137,763)

18	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With centrally cleared swaps , there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/20		Year Ended 10/31/19
iShares ETF	Shares	Amount	Shares	Amount
Interest Rate Hedged Emerging Markets Bond
Shares sold	—	$—	50,000	$1,228,056
Shares redeemed	(50,000)	(1,213,129)	(300,000)	(7,476,828)

Net decrease	(50,000)	(1,213,129)	(250,000)	(6,248,772)

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements  (continued)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

20	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and

Shareholders of iShares Interest Rate Hedged Emerging Markets Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Interest Rate Hedged Emerging Markets Bond ETF (one of the funds constituting iShares U.S. ETF Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	21

Important Tax Information  (unaudited)

For the fiscal year ended October 31, 2020, the Fund intends to pass through to its shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned
Interest Rate Hedged Emerging Markets Bond	$241,506

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2020:

iShares ETF	Federal Obligation Interest
Interest Rate Hedged Emerging Markets Bond	$311

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

22	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract

iShares Interest Rate Hedged Emerging Markets Bond ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that the overall fund expenses (net of waivers and reimbursements) for the Fund were higher than the median of overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.
Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	23

Board Review and Approval of Investment Advisory Contract  (continued)

that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

24	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year

iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Interest Rate Hedged Emerging Markets Bond	$0.724190	$—	$—	$0.724190	100%	—%	—%	100%

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	25

Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of October 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (63)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).

Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (71)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).

Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since (2016).

Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

26	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (65)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).

Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

John E. Martinez (59)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).

Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years

Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).

Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Charles Park (53)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).

Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	27

General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The iShares Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

28	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

LIBOR	London Interbank Offered Rate

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	29

Additional Financial Information

Audited Financial Statements

October 31, 2020

iShares Trust

iShares J.P. Morgan USD Emerging Markets Bond ETF | EMB | NASDAQ

Schedule of Investments October 31, 2020	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Corporate Bonds & Notes(a)

Azerbaijan — 0.4%
Southern Gas Corridor CJSC, 6.88%, 03/24/26(b)	$55,500	$63,217,969

Bahrain — 0.2%
Oil and Gas Holding Co. BSCC (The), 7.50%, 10/25/27(b)	28,450	29,956,962

Chile — 1.7%
Corp. Nacional del Cobre de Chile 3.00%, 09/30/29 (Call 06/30/29)(b)	28,371	29,949,137
3.15%, 01/14/30 (Call 10/14/29)(b)	30,540	32,477,381
3.63%, 08/01/27 (Call 05/01/27)(b)	34,977	38,190,512
3.70%, 01/30/50 (Call 07/30/49)(b)	50,500	52,630,469
4.38%, 02/05/49 (Call 08/05/48)(b)	33,333	38,707,946
4.50%, 09/16/25(b)	27,537	31,142,626
4.50%, 08/01/47 (Call 02/01/47)(b)	33,918	39,927,846
Empresa de Transporte de Pasajeros Metro SA, 4.70%, 05/07/50 (Call 11/07/49)(b)	28,625	34,487,400

		297,513,317

China — 2.6%
Amber Circle Funding Ltd., 3.25%, 12/04/22(b)	8,835	9,152,508
China Minmetals Corp., 3.75%, (Call 11/13/22)(b)(c)(d)	15,212	15,459,195
CNAC HK Finbridge Co. Ltd. 3.00%, 09/22/30(b)	6,000	5,885,964
3.38%, 06/19/24(b)	17,150	17,771,688
4.13%, 07/19/27(b)	14,122	15,154,671
4.63%, 03/14/23(b)	18,024	19,060,380
5.13%, 03/14/28(b)	25,660	28,994,517
CNOOC Curtis Funding No. 1 Pty Ltd., 4.50%, 10/03/23(b)	20,540	22,536,231
Minmetals Bounteous Finance BVI Ltd., 3.38%, (Call 09/03/24)(b)(c)(d)	12,893	13,094,453
Sinopec Group Overseas Development 2012 Ltd., 4.88%, 05/17/42(b)	14,302	18,485,335
Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/23(b)	21,357	23,340,425
Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/24(b)	20,913	22,952,018
Sinopec Group Overseas Development 2015 Ltd., 3.25%, 04/28/25(b)	22,712	24,500,570
Sinopec Group Overseas Development 2017 Ltd., 3.63%, 04/12/27(b)	12,174	13,385,678
Sinopec Group Overseas Development 2018 Ltd. 2.15%, 05/13/25 (Call 04/13/25)(b)	15,647	16,140,165
2.70%, 05/13/30 (Call 02/13/30)(b)	23,108	23,988,993
2.95%, 11/12/29 (Call 08/12/29)(b)	16,773	17,721,723
SPIC MTN Co. Ltd., 1.63%, 07/27/25(b)	16,741	16,709,852
State Grid Overseas Investment 2013 Ltd., 3.13%, 05/22/23(b)	11,247	11,851,526
State Grid Overseas Investment 2014 Ltd., 4.13%, 05/07/24(b)	25,907	28,524,117
State Grid Overseas Investment 2016 Ltd. 1.63%, 08/05/30 (Call 05/05/30)(b)	20,779	19,999,788
3.50%, 05/04/27(b)	31,985	35,423,387
Three Gorges Finance I Cayman Islands Ltd., 3.15%, 06/02/26(b)	16,439	17,870,179

		438,003,363

Security	Par (000)	Value

Indonesia — 1.1%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/25 (Call 04/15/25)(b)	$11,900	$12,926,375
5.45%, 05/15/30 (Call 02/15/30)(e)	1,000	1,135,000
5.45%, 05/15/30 (Call 02/15/30)(b)	11,000	12,485,000
6.53%, 11/15/28(b)	8,784	10,617,660
Pelabuhan Indonesia II PT, 4.25%, 05/05/25(b)	9,743	10,528,529
Pertamina Persero PT 4.18%, 01/21/50 (Call 07/21/49)(b)	11,486	11,414,212
4.30%, 05/20/23(b)	17,594	18,853,071
5.63%, 05/20/43(b)	14,059	16,484,177
6.00%, 05/03/42(b)	12,236	14,882,035
6.45%, 05/30/44 (b)	15,395	20,051,988
Perusahaan Listrik Negara PT 4.13%, 05/15/27(b)	15,080	16,371,225
5.25%, 10/24/42(b)	9,747	11,178,591
5.45%, 05/21/28(b)	8,465	9,930,503
6.15%, 05/21/48(b)	10,419	13,248,410
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, 4.00%, 06/30/50 (Call 12/30/49)(b)	11,200	11,077,500

		191,184,276

Kazakhstan — 1.1%
Development Bank of Kazakhstan JSC, 4.13%, 12/10/22(b)	26,048	27,260,860
KazMunayGas National Co. JSC 4.75%, 04/19/27(b)	28,576	32,165,860
5.38%, 04/24/30(b)	34,522	41,167,485
5.75%, 04/19/47(b)	32,535	40,441,005
6.38%, 10/24/48(b)	41,524	54,866,699

		195,901,909

Malaysia — 1.7%
Petronas Capital Ltd. 3.50%, 03/18/25(b)	42,934	47,160,316
3.50%, 04/21/30 (Call 01/21/30)(b)	63,414	70,614,026
4.50%, 03/18/45(b)	37,477	48,017,406
4.55%, 04/21/50 (Call 10/21/49)(b)	74,312	92,716,481
4.80%, 04/21/60 (Call 10/21/59)(b)	27,672	37,313,962

		295,822,191

Mexico — 2.5%
Banco Nacional de Comercio Exterior SNC/Cayman Islands, 4.38%, 10/14/25(b)	6,140	6,606,256
Comision Federal de Electricidad 4.75%, 02/23/27(b)	6,698	7,309,192
4.88%, 01/15/24(b)	10,655	11,600,631
Mexico City Airport Trust, 5.50%, 07/31/47 (Call 01/31/47)(b)	17,880	15,297,794
Petroleos Mexicanos 3.50%, 01/30/23	9,660	9,418,500
4.50%, 01/23/26	11,591	10,220,944
4.88%, 01/18/24	9,383	9,166,429
5.35%, 02/12/28	20,665	17,651,836
5.95%, 01/28/31 (Call 10/28/30)	28,181	23,552,271
6.35%, 02/12/48	24,140	18,274,736
6.38%, 01/23/45	13,656	10,213,049
6.49%, 01/23/27 (Call 11/23/26)	19,395	18,042,199
6.50%, 03/13/27	47,356	43,715,507
6.50%, 01/23/29	16,665	14,866,846
6.50%, 06/02/41	12,914	9,976,065
6.63%, 06/15/35	22,967	18,914,703
6.75%, 09/21/47	50,652	39,229,974

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mexico (continued)
6.84%, 01/23/30 (Call 10/23/29)	$36,822	$32,922,322
6.88%, 10/16/25 (Call 09/16/25)(e)	5,500	5,395,500
6.88%, 08/04/26	24,329	23,353,407
6.95%, 01/28/60 (Call 07/28/59)	34,266	26,796,012
7.69%, 01/23/50 (Call 07/23/49)	69,106	57,354,525

		429,878,698

Panama — 0.2%
Banco Nacional de Panama 2.50%, 08/11/30 (Call 05/11/30)(e)	24,814	24,653,727
2.50%, 08/11/30 (Call 05/11/30)(b)	1,100	1,092,894

		25,746,621

Peru — 0.4%
Petroleos del Peru SA 4.75%, 06/19/32(b)	26,767	29,261,684
5.63%, 06/19/47(b)	27,657	31,698,034

		60,959,718

Philippines — 0.2%
Power Sector Assets & Liabilities Management Corp., 7.39%, 12/02/24(b)	25,853	32,364,724

Russia — 0.2%
Vnesheconombank Via VEB Finance PLC 5.94%, 11/21/23(b)	17,772	19,593,630
6.80%, 11/22/25(b)	16,745	19,842,825

		39,436,455

South Africa — 0.4%
Eskom Holdings SOC Ltd. 6.35%, 08/10/28(b)	22,029	22,710,522
6.75%, 08/06/23(b)	23,915	22,614,622
7.13%, 02/11/25(b)	28,605	26,781,431

		72,106,575

United Arab Emirates — 1.3%
Abu Dhabi Crude Oil Pipeline LLC, 4.60%, 11/02/47(b)	25,487	30,385,283
DP World Crescent Ltd. 3.88%, 07/18/29(b)	10,600	11,037,250
3.91%, 05/31/23(b)	13,749	14,522,381
4.85%, 09/26/28(b)	10,700	11,877,000
DP World PLC 5.63%, 09/25/48(b)	16,844	19,181,105
6.85%, 07/02/37(b)	19,030	23,841,022
DP World Salaam, 6.00%, (Call 01/01/26)(b)(c)(d)	17,209	17,983,405
MDGH - GMTN BV 2.50%, 11/07/24 (Call 10/07/24)(b)	12,128	12,677,550
2.50%, 05/21/26 (Call 04/21/26)(b)	10,773	11,257,785
2.88%, 05/21/30 (Call 02/21/30)(b)	11,746	12,472,784
3.95%, 05/21/50 (Call 11/21/49)(b)	16,960	19,419,200
MDGH-GMTN BV 2.88%, 11/07/29 (Call 08/07/29)(b)	14,153	15,055,254
3.70%, 11/07/49 (Call 05/07/49)(b)	20,750	22,779,609

		222,489,628

Venezuela — 0.0%
Petroleos de Venezuela SA 5.38%, 04/12/27(b)(f)	24,185	689,273
5.50%, 04/12/37(b)(f)	22,444	628,438
6.00%, 05/16/24(b)(f)	32,388	906,847
6.00%, 11/15/26(b)(f)	30,450	867,835
9.00%, 11/17/21(b)(f)	28,268	791,505
9.75%, 05/17/35(b)(f)	31,912	1,037,120

Security	Par (000)	Value

Venezuela (continued)
12.75%, 02/17/22(b)(f)	$14,002	$392,064

		5,313,082

Total Corporate Bonds & Notes — 14.0% (Cost: $2,440,597,173)		2,399,895,488

Foreign Government Obligations(a)

Angola — 1.0%
Angolan Government International Bond 8.00%, 11/26/29(b)	43,525	33,459,844
8.25%, 05/09/28(b)	45,640	35,770,350
9.13%, 11/26/49(b)	37,165	28,198,944
9.38%, 05/08/48(b)	48,340	36,919,675
9.50%, 11/12/25(b)	38,930	33,236,487

		167,585,300

Argentina — 1.4%
Argentine Republic Government International Bond 0.13%, 07/09/30 (Call 11/30/20)(g)	178,193	64,594,927
0.13%, 07/09/35 (Call 11/30/20)(g)	227,062	74,362,737
0.13%, 01/09/38 (Call 11/30/20)(g)	124,869	46,279,349
0.13%, 07/09/41 (Call 11/30/20)(g)	106,515	36,088,622
0.13%, 07/09/46 (Call 11/30/20)(g)	25,272	8,238,770
1.00%, 07/09/29 (Call 11/30/20)	31,208	12,795,347

		242,359,752

Azerbaijan — 0.5%
Republic of Azerbaijan International Bond 3.50%, 09/01/32(b)	29,300	28,329,438
4.75%, 03/18/24(b)	34,500	36,397,500
State Oil Co. of the Azerbaijan Republic, 4.75%, 03/13/23(b)	23,350	24,262,109

		88,989,047

Bahrain — 2.2%
Bahrain Government International Bond 5.45%, 09/16/32(e)	18,200	17,796,187
5.45%, 09/16/32(b)	7,500	7,333,594
5.63%, 09/30/31(b)	26,945	26,641,869
6.00%, 09/19/44(b)	34,430	32,095,216
6.13%, 08/01/23(b)	40,480	43,098,550
6.75%, 09/20/29(b)	34,865	37,730,467
7.00%, 01/26/26(b)	30,240	34,142,850
7.00%, 10/12/28(b)	43,317	47,743,456
7.38%, 05/14/30(b)	27,290	30,215,147
CBB International Sukuk Co. 5 SPC, 5.62%, 02/12/24(b)	25,980	27,368,306
CBB International Sukuk Co. 7 SPC, 6.88%, 10/05/25(b)	24,643	27,792,683
CBB International Sukuk Programme Co. SPC 3.95%, 09/16/27(e)	20,050	19,899,625
3.95%, 09/16/27(b)	6,000	5,955,000
4.50%, 03/30/27(b)	25,860	26,466,094

		384,279,044

Bolivia — 0.1%
Bolivian Government International Bond, 4.50%, 03/20/28(b)	23,630	20,491,641

Brazil — 3.5%
Banco Nacional de Desenvolvimento Economico e
Social, 5.75%, 09/26/23(b)	20,756	22,896,463
Brazil Minas SPE via State of Minas Gerais, 5.33%, 02/15/28(b)	13,042	13,731,202

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Brazil (continued)
Brazilian Government International Bond 2.63%, 01/05/23	$29,267	$30,263,907
2.88%, 06/06/25	22,923	23,182,316
3.88%, 06/12/30	39,063	39,551,288
4.25%, 01/07/25	67,416	72,998,887
4.50%, 05/30/29 (Call 02/28/29)	33,908	36,376,926
4.63%, 01/13/28 (Call 10/13/27)	51,247	55,474,877
4.75%, 01/14/50 (Call 07/14/49)	42,200	41,408,750
5.00%, 01/27/45	51,245	52,702,280
5.63%, 01/07/41	36,000	39,442,500
5.63%, 02/21/47	44,637	48,933,311
6.00%, 04/07/26	37,386	43,391,126
7.13%, 01/20/37	25,274	31,687,278
8.25%, 01/20/34	17,165	23,237,119
8.88%, 04/15/24	16,474	20,355,686

		595,633,916

Chile — 1.2%
Chile Government International Bond 2.45%, 01/31/31 (Call 10/31/30)	43,190	44,836,619
3.24%, 02/06/28 (Call 11/06/27)	54,221	60,134,478
3.50%, 01/25/50 (Call 07/25/49)	62,820	69,200,156
3.86%, 06/21/47	33,563	38,933,080

		213,104,333

China — 1.1%
China Development Bank, 1.00%, 10/27/25(b)	5,000	4,967,450
China Government International Bond 0.40%, 10/21/23(e)	9,200	9,211,243
0.55%, 10/21/25(e)	8,400	8,360,268
1.20%, 10/21/30(e)	6,400	6,346,387
1.88%, 12/03/22(b)	17,500	18,046,875
1.95%, 12/03/24(b)	25,795	27,108,933
2.13%, 12/03/29(b)	24,970	26,686,687
2.63%, 11/02/27(b)	13,156	14,331,818
3.25%, 10/19/23(b)	23,563	25,529,038
3.50%, 10/19/28(b)	15,479	17,989,500
Export-Import Bank of China (The) 2.88%, 04/26/26(b)	15,523	16,900,511
3.63%, 07/31/24(b)	16,964	18,464,254

		193,942,964

Colombia — 3.4%
Colombia Government International Bond 2.63%, 03/15/23 (Call 12/15/22)	18,273	18,712,694
3.00%, 01/30/30 (Call 10/30/29)	30,062	30,691,423
3.13%, 04/15/31 (Call 01/15/31)	21,084	21,632,184
3.88%, 04/25/27 (Call 01/25/27)	47,208	50,913,828
4.00%, 02/26/24 (Call 11/26/23)	40,933	43,593,645
4.13%, 05/15/51 (Call 11/15/50)	30,619	32,073,403
4.50%, 01/28/26 (Call 10/28/25)	28,131	31,163,873
4.50%, 03/15/29 (Call 12/15/28)	38,130	42,753,263
5.00%, 06/15/45 (Call 12/15/44)	84,834	98,460,461
5.20%, 05/15/49 (Call 11/15/48)	34,773	41,890,598
5.63%, 02/26/44 (Call 08/26/43)	44,824	55,371,648
6.13%, 01/18/41	45,130	58,118,978
7.38%, 09/18/37	32,622	45,864,493
8.13%, 05/21/24	19,153	23,098,518

		594,339,009

Costa Rica — 0.6%
Costa Rica Government International Bond 4.25%, 01/26/23(b)	23,998	21,868,177

Security	Par (000)	Value

Costa Rica (continued)
6.13%, 02/19/31(b)	$33,050	$27,297,234
7.00%, 04/04/44(b)	27,092	21,080,963
7.16%, 03/12/45(b)	36,040	28,449,075

		98,695,449

Croatia — 0.6%
Croatia Government International Bond 5.50%, 04/04/23(b)	37,880	41,821,887
6.00%, 01/26/24(b)	48,261	55,650,966

		97,472,853

Dominican Republic — 2.9%
Dominican Republic International Bond 4.50%, 01/30/30(b)	25,773	26,006,568
4.88%, 09/23/32(e)	28,400	28,941,375
4.88%, 09/23/32(b)	3,507	3,573,852
5.50%, 01/27/25(b)	38,071	40,676,484
5.88%, 04/18/24(b)	26,895	28,441,463
5.88%, 01/30/60(e)	2,500	2,399,219
5.88%, 01/30/60(b)	78,123	74,973,667
5.95%, 01/25/27(b)	43,680	47,652,150
6.00%, 07/19/28(b)	32,677	36,036,604
6.40%, 06/05/49(b)	39,748	40,443,590
6.50%, 02/15/48(b)	25,861	26,612,585
6.85%, 01/27/45(b)	51,668	55,446,222
6.88%, 01/29/26(b)	37,402	42,205,819
7.45%, 04/30/44(b)	36,988	42,258,790

		495,668,388

Ecuador — 1.5%
Ecuador Government International Bond 0.00%, 07/31/30(e)(h)	26,894	12,110,670
0.00%, 07/31/30(b)(h)	1,257	565,905
0.05%, 07/31/40(b)(g)	1,568	776,712
0.50%, 07/31/30(e)(g)	98,965	65,316,605
0.50%, 07/31/30(b)(g)	3,259	2,151,205
0.50%, 07/31/35(e)(g)	221,528	121,840,400
0.50%, 07/31/35(b)(g)	6,807	3,744,142
0.50%, 07/31/40(e)(g)	89,838	44,497,836

		251,003,475

Egypt — 2.8%
Egypt Government International Bond 5.58%, 02/21/23(b)	28,483	29,275,183
5.75%, 05/29/24(b)	34,138	34,927,441
5.88%, 06/11/25(b)	37,697	38,674,766
6.59%, 02/21/28(b)	29,629	29,823,440
7.05%, 01/15/32(b)	26,702	26,101,205
7.50%, 01/31/27(b)	46,530	49,220,016
7.60%, 03/01/29(b)	41,343	42,996,720
7.63%, 05/29/32(b)	37,850	38,311,297
7.90%, 02/21/48(b)	37,307	35,383,358
8.50%, 01/31/47(b)	62,139	61,672,958
8.70%, 03/01/49(b)	39,052	39,235,056
8.88%, 05/29/50(b)	49,569	50,049,200

		475,670,640

El Salvador — 0.4%
El Salvador Government International Bond 7.12%, 01/20/50 (Call 07/06/49)(b)	28,940	21,822,569
7.65%, 06/15/35(b)	25,600	20,304,000
9.50%, 07/15/52 (Call 01/15/52)(e)	16,760	14,555,012

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

El Salvador (continued)
9.50%, 07/15/52 (Call 01/15/52)(b)	$11,892	$10,327,459

		67,009,040

Ethiopia — 0.1%
Ethiopia International Bond, 6.63%, 12/11/24(b)	25,200	25,326,000

Gabon — 0.3%
CBB International Sukuk Programme Co. SPC, 6.25%, 11/14/24(b)	26,800	28,893,750
Gabon Government International Bond, 6.63%, 02/06/31(b)	25,900	23,107,656

		52,001,406

Ghana — 1.3%
Ghana Government International Bond 6.38%, 02/11/27(b)	31,783	29,458,868
7.63%, 05/16/29(b)	25,949	24,002,825
7.88%, 02/11/35(b)	25,170	22,330,509
8.13%, 01/18/26(b)	27,039	27,148,730
8.13%, 03/26/32(b)	33,082	30,363,073
8.63%, 06/16/49(b)	29,182	25,534,250
8.95%, 03/26/51(b)	28,536	25,566,473
10.75%, 10/14/30(b)	27,000	33,024,375

		217,429,103

Guatemala — 0.3%
Guatemala Government Bond, 6.13%, 06/01/50 (Call 12/01/49)(b)	36,300	44,796,469

Hungary — 1.3%
Hungary Government International Bond 5.38%, 02/21/23	42,682	47,110,257
5.38%, 03/25/24	52,200	59,866,875
5.75%, 11/22/23	48,932	56,195,344
7.63%, 03/29/41	32,764	58,319,920

		221,492,396

India — 0.5%
Export-Import Bank of India 3.25%, 01/15/30(b)	26,030	26,477,391
3.38%, 08/05/26(b)	26,520	27,962,025
3.88%, 02/01/28(b)	27,200	28,740,064

		83,179,480

Indonesia — 3.9%
Indonesia Government International Bond 2.85%, 02/14/30	13,992	14,722,208
2.95%, 01/11/23	7,462	7,766,226
3.38%, 04/15/23(b)	14,743	15,576,901
3.50%, 01/11/28	14,363	15,682,601
3.70%, 10/30/49	12,830	13,643,903
3.85%, 07/18/27(b)	9,719	10,864,020
3.85%, 10/15/30	19,266	21,963,240
4.10%, 04/24/28	11,480	13,008,275
4.13%, 01/15/25(b)	22,701	25,254,862
4.20%, 10/15/50	19,354	22,353,870
4.35%, 01/08/27(b)	12,558	14,343,591
4.35%, 01/11/48	19,405	22,406,711
4.45%, 04/15/70	12,303	14,525,229
4.63%, 04/15/43(b)	14,119	16,492,757
4.75%, 01/08/26(b)	23,512	27,222,487
4.75%, 02/11/29	15,228	18,083,250
4.75%, 07/18/47(b)	10,517	12,857,033
5.13%, 01/15/45(b)	18,563	23,279,162

Security	Par (000)	Value

Indonesia (continued)
5.25%, 01/17/42(b)	$21,891	$27,486,887
5.25%, 01/08/47(b)	16,903	22,000,311
5.35%, 02/11/49	10,899	14,546,759
5.38%, 10/17/23(b)	8,977	10,107,541
5.88%, 01/15/24(b)	21,268	24,365,152
5.95%, 01/08/46(b)	9,861	13,885,521
6.63%, 02/17/37(b)	15,209	21,226,061
6.75%, 01/15/44(b)	17,029	25,543,500
7.75%, 01/17/38(b)	20,313	31,307,411
8.50%, 10/12/35(b)	17,257	27,600,414
Perusahaan Penerbit SBSN Indonesia III 2.80%, 06/23/30(b)	14,170	14,595,100
3.75%, 03/01/23(b)	11,631	12,379,746
4.15%, 03/29/27(b)	19,124	21,466,690
4.33%, 05/28/25(b)	21,323	23,975,048
4.35%, 09/10/24(b)	16,252	18,100,665
4.40%, 03/01/28(b)	17,892	20,419,245
4.45%, 02/20/29(b)	12,098	13,939,164
4.55%, 03/29/26(b)	17,343	19,814,377

		672,805,918

Iraq — 0.5%
Iraq International Bond 5.80%, 01/15/28 (Call 12/14/20)(b)	66,366	57,219,612
6.75%, 03/09/23(b)	25,440	23,667,150

		80,886,762

Ivory Coast — 0.5%
Ivory Coast Government International Bond 5.75%, 12/31/32 (Call 12/30/20)(b)(g)	27,370	26,668,722
6.13%, 06/15/33(b)	34,878	35,139,585
6.38%, 03/03/28(b)	26,189	27,441,161

		89,249,468

Jamaica — 0.9%
Jamaica Government International Bond 6.75%, 04/28/28	38,558	44,353,749
7.88%, 07/28/45	48,872	63,365,603
8.00%, 03/15/39	32,587	43,228,692

		150,948,044

Jordan — 0.7%
Jordan Government International Bond 5.75%, 01/31/27(b)	26,230	27,000,506
5.85%, 07/07/30(b)	34,225	34,396,125
6.13%, 01/29/26(b)	29,162	30,647,439
7.38%, 10/10/47(b)	26,649	27,473,454

		119,517,524

Kazakhstan — 1.3%
Kazakhstan Government International Bond 3.88%, 10/14/24(b)	38,779	42,378,176
4.88%, 10/14/44(b)	29,003	38,338,341
5.13%, 07/21/25(b)	68,486	79,465,162
6.50%, 07/21/45(b)	39,922	62,902,101

		223,083,780

Kenya — 0.8%
Kenya Government International Bond 6.88%, 06/24/24(b)	51,570	54,438,581
7.25%, 02/28/28(b)	25,880	27,044,600
8.00%, 05/22/32(b)	30,320	31,807,575
8.25%, 02/28/48(b)	30,180	30,745,875

		144,036,631

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

35Security	Par (000)	Value

Kuwait — 0.8%
Kuwait International Government Bond, 3.50%, 03/20/27(b)	$121,700	$137,521,000

Lebanon — 0.2%
Lebanon Government International Bond 6.00%, 01/27/23(b)(f)	25,692	3,540,679
6.10%, 10/04/22(b)(f)	33,071	4,535,896
6.60%, 11/27/26(b)(f)	40,307	5,554,808
6.65%, 02/26/30(b)(f)	31,945	4,322,558
6.75%, 11/29/27(b)(f)	26,540	3,657,544
6.85%, 03/23/27(b)(f)	29,931	4,124,866
7.00%, 03/23/32(b)(f)	25,509	3,371,494

		29,107,845

Malaysia — 0.8%
1MDB Global Investments Ltd., 4.40%, 03/09/23(b)	78,000	77,610,000
Malaysia Sovereign Sukuk Bhd, 3.04%, 04/22/25(b)	25,334	27,503,224
Malaysia Sukuk Global Bhd, 3.18%, 04/27/26(b)	26,811	29,776,967

		134,890,191

Mexico — 2.8%
Mexico Government International Bond 3.25%, 04/16/30 (Call 01/16/30)	26,704	27,638,640
3.60%, 01/30/25	20,961	22,592,028
3.75%, 01/11/28	18,348	19,861,710
3.90%, 04/27/25 (Call 03/27/25)	8,621	9,416,826
4.00%, 10/02/23	24,964	27,132,747
4.13%, 01/21/26	18,283	20,345,551
4.15%, 03/28/27	21,836	24,303,468
4.35%, 01/15/47	17,193	18,090,260
4.50%, 04/22/29	28,248	31,937,895
4.50%, 01/31/50 (Call 07/31/49)	22,862	24,633,805
4.60%, 01/23/46	24,540	26,587,556
4.60%, 02/10/48	20,449	22,116,872
4.75%, 04/27/32 (Call 01/27/32)	19,126	21,863,409
4.75%, 03/08/44	34,796	38,493,075
5.00%, 04/27/51 (Call 10/27/50)	21,791	24,907,113
5.55%, 01/21/45	23,505	28,654,064
5.75%, 10/12/2110	24,192	28,138,320
6.05%, 01/11/40	25,758	32,422,882
6.75%, 09/27/34	14,532	19,432,009
8.30%, 08/15/31	8,188	11,816,307

		480,384,537

Mongolia — 0.0%
Mongolia Government International Bond, 5.13%, 12/05/22(b)	7,345	7,530,920

Morocco — 0.2%
Morocco Government International Bond, 4.25%, 12/11/22(b)	35,875	37,523,008

Nigeria — 1.4%
Nigeria Government International Bond 6.50%, 11/28/27(b)	37,627	36,404,122
7.14%, 02/23/30(b)	33,086	31,959,008
7.63%, 11/21/25(b)	29,376	30,835,620
7.63%, 11/28/47(b)	41,472	37,765,440
7.70%, 02/23/38(b)	33,723	31,046,237
7.88%, 02/16/32(b)	41,899	40,602,750
8.75%, 01/21/31(b)	27,156	28,148,891

		236,762,068

Security	Par (000)	Value

Oman — 2.6%
Oman Government International Bond 4.13%, 01/17/23(b)	$29,669	$29,140,521
4.75%, 06/15/26(b)	61,785	56,398,120
5.38%, 03/08/27(b)	49,395	45,165,553
5.63%, 01/17/28(b)	64,680	59,202,412
6.00%, 08/01/29(b)	56,048	51,178,830
6.50%, 03/08/47(b)	49,305	39,875,419
6.75%, 10/28/27(e)	16,150	15,665,500
6.75%, 01/17/48(b)	70,847	57,873,143
Oman Sovereign Sukuk Co. 4.40%, 06/01/24(b)	48,072	47,996,888
5.93%, 10/31/25(b)	35,591	37,459,528

		439,955,914

Pakistan — 0.5%
Pakistan Government International Bond 6.88%, 12/05/27(b)	42,655	41,441,998
8.25%, 04/15/24(b)	27,904	29,159,680
Third Pakistan International Sukuk Co. Ltd. (The), 5.63%, 12/05/22(b)	21,896	21,772,835

		92,374,513

Panama — 3.1%
Panama Government International Bond 2.25%, 09/29/32 (Call 06/29/32)	29,250	29,747,250
3.16%, 01/23/30 (Call 10/23/29)	40,059	43,676,828
3.75%, 03/16/25 (Call 12/16/24)	32,337	35,378,699
3.87%, 07/23/60 (Call 01/23/60)	44,382	49,943,619
3.88%, 03/17/28 (Call 12/17/27)	31,886	36,100,931
4.00%, 09/22/24 (Call 06/24/24)	32,258	35,322,510
4.30%, 04/29/53	45,181	54,527,819
4.50%, 05/15/47 (Call 11/15/46)	29,230	36,025,975
4.50%, 04/16/50 (Call 10/16/49)	43,091	53,109,658
4.50%, 04/01/56 (Call 10/01/55)	64,135	79,078,455
6.70%, 01/26/36	52,049	75,031,887

		527,943,631

Paraguay — 0.4%
Paraguay Government International Bond 4.95%, 04/28/31 (Call 01/28/31)(b)	26,652	31,084,561
6.10%, 08/11/44(b)	27,298	35,231,481

		66,316,042

Peru — 2.5%
Peruvian Government International Bond 2.39%, 01/23/26 (Call 12/23/25)	27,386	28,755,300
2.78%, 01/23/31 (Call 10/23/30)	55,924	60,565,692
4.13%, 08/25/27	30,023	34,854,826
5.63%, 11/18/50	69,593	110,979,087
6.55%, 03/14/37	28,317	42,785,217
7.35%, 07/21/25	42,567	54,392,645
8.75%, 11/21/33	55,546	93,542,936

		425,875,703

Philippines — 3.5%
Philippine Government International Bond 2.46%, 05/05/30	22,036	23,550,975
2.95%, 05/05/45	28,761	30,217,026
3.00%, 02/01/28	37,159	40,774,199
3.70%, 03/01/41	40,107	45,909,981
3.70%, 02/02/42	40,710	46,854,666
3.75%, 01/14/29	32,965	38,167,289
3.95%, 01/20/40	38,794	45,643,566
4.20%, 01/21/24	32,373	35,893,564

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Philippines (continued)
5.00%, 01/13/37	$28,381	$36,913,038
5.50%, 03/30/26	20,264	25,026,040
6.38%, 01/15/32	18,373	25,865,739
6.38%, 10/23/34	38,584	55,693,592
7.75%, 01/14/31	32,464	49,132,235
9.50%, 02/02/30	42,199	69,061,301
10.63%, 03/16/25	24,056	34,114,415

		602,817,626

Poland — 1.0%
Republic of Poland Government International Bond 3.00%, 03/17/23	50,300	53,207,969
3.25%, 04/06/26	48,816	55,085,805
4.00%, 01/22/24	53,725	59,646,032

		167,939,806

Qatar — 4.3%
Qatar Government International Bond 3.25%, 06/02/26(b)	46,220	50,957,550
3.38%, 03/14/24(b)	29,823	32,087,684
3.40%, 04/16/25(b)	30,767	33,795,627
3.75%, 04/16/30(b)	42,157	48,981,164
3.88%, 04/23/23(b)	42,635	45,739,361
4.00%, 03/14/29(b)	53,252	62,304,840
4.40%, 04/16/50(b)	67,578	85,824,060
4.50%, 04/23/28(b)	42,660	51,085,350
4.63%, 06/02/46(b)	26,465	34,627,798
4.82%, 03/14/49(b)	80,522	107,421,381
5.10%, 04/23/48(b)	81,103	111,896,795
5.75%, 01/20/42(b)	12,621	18,525,262
6.40%, 01/20/40(b)	11,532	17,730,450
9.75%, 06/15/30(b)	14,774	24,797,236
SoQ Sukuk A QSC, 3.24%, 01/18/23(b)	22,702	23,900,949

		749,675,507

Romania — 1.4%
Romanian Government International Bond 3.00%, 02/14/31(b)	36,920	38,154,512
4.00%, 02/14/51(b)	57,870	58,774,219
4.38%, 08/22/23(b)	37,952	41,308,380
4.88%, 01/22/24(b)	24,970	27,701,094
5.13%, 06/15/48(b)	32,206	38,858,552
6.13%, 01/22/44(b)	24,392	32,852,975

		237,649,732

Russia — 3.7%
Russian Foreign Bond-Eurobond 1.00%, 03/31/30(b)(g)	29,460	33,805,567
4.25%, 06/23/27(b)	40,200	45,237,562
4.38%, 03/21/29(b)	48,800	55,891,250
4.75%, 05/27/26(b)	51,600	58,840,125
4.88%, 09/16/23(b)	50,800	55,657,750
5.10%, 03/28/35(b)	63,200	76,669,500
5.25%, 06/23/47(b)	112,000	147,000,000
5.63%, 04/04/42(b)	48,400	63,555,250
5.88%, 09/16/43(b)	26,000	35,433,125
12.75%, 06/24/28(b)	41,284	70,750,455

		642,840,584

Saudi Arabia — 4.6%
KSA Sukuk Ltd. 2.97%, 10/29/29(b)	25,699	27,401,559
3.63%, 04/20/27(b)	45,459	50,459,490
4.30%, 01/19/29(b)	22,532	26,277,945

Security	Par (000)	Value

Saudi Arabia (continued)
Saudi Government International Bond 2.50%, 02/03/27(b)	$15,795	$16,545,263
2.75%, 02/03/32(b)	11,642	12,151,338
2.88%, 03/04/23(b)	27,242	28,433,837
2.90%, 10/22/25(b)	29,252	31,226,510
3.25%, 10/26/26(b)	55,880	60,856,812
3.25%, 10/22/30(b)	17,966	19,560,483
3.63%, 03/04/28(b)	51,454	56,937,067
3.75%, 01/21/55(b)	31,907	33,990,926
4.00%, 04/17/25(b)	52,188	57,879,754
4.38%, 04/16/29(b)	45,380	53,349,862
4.50%, 04/17/30(b)	35,114	42,059,988
4.50%, 10/26/46(b)	69,522	82,035,960
4.50%, 04/22/60(b)	33,511	40,768,226
4.63%, 10/04/47(b)	48,821	58,890,331
5.00%, 04/17/49(b)	36,816	46,986,420
5.25%, 01/16/50(b)	39,019	51,627,014

		797,438,785

Senegal — 0.3%
Senegal Government International Bond 6.25%, 05/23/33(b)	27,923	28,394,201
6.75%, 03/13/48(b)	29,260	28,528,500

		56,922,701

South Africa — 2.3%
Republic of South Africa Government International Bond 4.30%, 10/12/28	44,353	43,022,410
4.67%, 01/17/24	32,585	33,868,034
4.85%, 09/27/27	22,443	22,779,645
4.85%, 09/30/29	43,661	43,251,678
4.88%, 04/14/26	32,029	33,220,079
5.00%, 10/12/46	22,621	19,036,985
5.38%, 07/24/44	23,984	21,248,325
5.65%, 09/27/47	35,412	31,926,131
5.75%, 09/30/49	69,199	62,365,599
5.88%, 09/16/25	47,018	51,293,699
5.88%, 06/22/30	33,255	35,125,594

		397,138,179

Sri Lanka — 0.9%
Sri Lanka Government International Bond 5.75%, 04/18/23(b)	33,326	19,162,450
6.20%, 05/11/27(b)	41,392	22,248,200
6.75%, 04/18/28(b)	31,259	16,752,870
6.83%, 07/18/26(b)	24,478	13,286,965
6.85%, 03/14/24(b)	27,338	15,531,401
6.85%, 11/03/25(b)	42,469	23,596,838
7.55%, 03/28/30(b)	40,878	22,099,669
7.85%, 03/14/29(b)	37,015	19,999,667

		152,678,060

Trinidad And Tobago — 0.1%
Trinidad & Tobago Government International Bond, 4.50%, 08/04/26(b)	22,932	23,963,940

Tunisia — 0.1%
Banque Centrale de Tunisie International Bond, 5.75%, 01/30/25(b)	26,828	22,577,439

Turkey — 3.6%
Hazine Mustesarligi Varlik Kiralama AS 4.49%, 11/25/24(b)	8,132	7,682,199
5.00%, 04/06/23(b)	13,433	13,113,966

2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan USD Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Turkey (continued)
Turkey Government International Bond 3.25%, 03/23/23	$17,502	$16,522,982
4.25%, 03/13/25	20,092	18,327,671
4.25%, 04/14/26	14,634	13,010,541
4.88%, 10/09/26	34,641	31,241,852
4.88%, 04/16/43	37,008	27,062,100
5.13%, 02/17/28	27,325	24,293,633
5.25%, 03/13/30	22,756	19,854,610
5.60%, 11/14/24	29,194	28,044,486
5.75%, 03/22/24	29,893	29,005,552
5.75%, 05/11/47	42,415	32,977,662
6.00%, 03/25/27	33,768	31,836,892
6.00%, 01/14/41	31,906	25,843,860
6.13%, 10/24/28	26,333	24,613,126
6.35%, 08/10/24	28,545	28,143,586
6.38%, 10/14/25	24,500	23,887,500
6.63%, 02/17/45	37,149	32,052,621
6.75%, 05/30/40	19,031	16,860,277
6.88%, 03/17/36	34,917	32,167,286
7.25%, 12/23/23	21,207	21,664,276
7.25%, 03/05/38	11,667	11,028,961
7.38%, 02/05/25	40,413	41,360,180
7.63%, 04/26/29	30,452	30,708,939
8.00%, 02/14/34	13,668	14,026,785
11.88%, 01/15/30	16,840	21,744,650

		617,076,193

Ukraine — 2.1%
Ukraine Government International Bond 7.25%, 03/15/33(e)	50,000	47,000,000
7.25%, 03/15/33(b)	4,800	4,512,000
7.38%, 09/25/32(b)	78,912	75,558,240
7.75%, 09/01/23(b)	37,271	38,705,933
7.75%, 09/01/24(b)	34,713	35,852,020
7.75%, 09/01/25(b)	36,473	37,293,642
7.75%, 09/01/26(b)	35,833	36,213,726
7.75%, 09/01/27(b)	35,993	36,240,452
9.75%, 11/01/28(b)	43,753	47,567,715

		358,943,728

United Arab Emirates — 2.9%
Abu Dhabi Government International Bond 0.75%, 09/02/23(e)	14,125	14,107,344
0.75%, 09/02/23(b)	2,700	2,696,625
1.70%, 03/02/31(e)	17,000	16,702,500
1.70%, 03/02/31(b)	1,600	1,572,000
2.13%, 09/30/24(b)	32,303	33,675,877
2.50%, 10/11/22(b)	3,100	3,209,469
2.50%, 04/16/25(b)	33,645	35,630,055
2.50%, 09/30/29(b)	35,795	37,942,700
2.70%, 09/02/70(e)	19,400	17,654,000
2.70%, 09/02/70(b)	1,200	1,092,000
3.13%, 05/03/26(b)	31,890	35,029,172
3.13%, 10/11/27(b)	42,336	46,992,960
3.13%, 04/16/30(b)	35,025	38,965,312
3.13%, 09/30/49(b)	43,414	45,733,936
3.88%, 04/16/50(b)	46,024	54,624,735
4.13%, 10/11/47(b)	35,392	43,443,680
Emirate of Dubai Government International Bonds, 3.90%, 09/09/50(b)	8,275	7,775,914

Security	Par/ Shares (000)	Value

United Arab Emirates (continued)
Finance Department Government of Sharjah 4.00%, 07/28/50(e)	$9,096	$9,050,520
4.00%, 07/28/50(b)	3,604	3,585,980
RAK Capital, 3.09%, 03/31/25(b)	12,232	12,950,630
Sharjah Sukuk Program Ltd. 2.94%, 06/10/27(b)	8,800	9,042,000
3.85%, 04/03/26(b)	13,963	15,119,311
4.23%, 03/14/28(b)	13,889	15,412,450
Series NOV, 3.23%, 10/23/29(b)	4,375	4,541,731

		506,550,901

Uruguay — 2.4%
Uruguay Government International Bond 4.38%, 10/27/27	42,133	49,190,783
4.38%, 01/23/31 (Call 10/23/30)	51,919	62,708,038
4.50%, 08/14/24	26,712	29,174,012
4.98%, 04/20/55	70,724	93,576,824
5.10%, 06/18/50	104,859	139,855,298
7.63%, 03/21/36	27,086	42,195,032

		416,699,987

Venezuela — 0.0%
Venezuela Government International Bond 9.25%, 09/15/27(f)	2,528	221,200
12.75%, 08/23/22(b)(f)	4,840	423,500

		644,700

Vietnam — 0.2%
Vietnam Government International Bond, 4.80%, 11/19/24(b)	24,400	27,229,505

Zambia — 0.1%
Zambia Government International Bond 8.50%, 04/14/24(b)	25,000	10,781,250
8.97%, 07/30/27(b)	32,170	13,511,400

		24,292,650

Total Foreign Government Obligations — 84.4% (Cost: $14,800,663,089)		14,530,263,227

Short-Term Investments

Money Market Funds — 0.6%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.04%(i)(j)	98,130	98,130,000

Total Short-Term Investments — 0.6% (Cost: $98,130,000)		98,130,000

Total Investments in Securities — 99.0% (Cost: $17,339,390,262)		17,028,288,715

Other Assets, Less Liabilities — 1.0%		179,968,411

Net Assets — 100.0%		$17,208,257,126

(a)	U.S. dollar denominated security issued by foreign domiciled entity.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(c)	Perpetual security with no stated maturity date.
(d)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

S C H E D U L E O F I N V E S T M E N T S

Schedule of Investments (continued) October 31, 2020	iShares® J.P. Morgan USD Emerging Markets Bond ETF

(f)	Issuer filed for bankruptcy and/or is in default.
(g)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(h)	Zero-coupon bond.
(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20 (000)	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$98,438,000	$—	$(308,000	)(a)	$—	$—	$98,130,000	98,130	$462,142	$—

(a)	Represents net amount purchased (sold).

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Corporate Bonds & Notes	$—	$2,399,895,488	$—	$2,399,895,488
Foreign Government Obligations	—	14,530,263,227	—	14,530,263,227
Money Market Funds	98,130,000	—	—	98,130,000

	$98,130,000	$16,930,158,715	$—	$17,028,288,715

See notes to financial statements.

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Statement of Assets and Liabilities

October 31, 2020

iShares J.P. Morgan USD Emerging Markets Bond ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$16,930,158,715
Affiliated(b)	98,130,000
Cash	47,825
Receivables:
Investments sold	26,683,366
Capital shares sold	61,252,958
Dividends	5,976
Interest	186,517,459

Total assets	17,302,796,299

LIABILITIES
Payables:
Investments purchased	88,350,906
Capital shares redeemed	587,248
Investment advisory fees	5,601,019

Total liabilities	94,539,173

NET ASSETS	$17,208,257,126

NET ASSETS CONSIST OF:
Paid-in capital	$18,344,601,614
Accumulated loss	(1,136,344,488)

NET ASSETS	$17,208,257,126

Shares outstanding	156,700,000

Net asset value	$109.82

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — Unaffiliated	$17,241,260,262
(b) Investments, at cost — Affiliated	$98,130,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Statement of Operations

Year Ended October 31, 2020

iShares J.P. Morgan USD Emerging Markets Bond ETF

INVESTMENT INCOME
Dividends — Affiliated	$462,142
Interest — Unaffiliated	664,356,364
Payment-in-kind interest — Unaffiliated	24,347,042
Other income — Unaffiliated	178,968

Total investment income	689,344,516

EXPENSES
Investment advisory fees	58,033,230
Miscellaneous	264

Total expenses	58,033,494

Net investment income	631,311,022

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(448,337,489)
In-kind redemptions — Unaffiliated	122,240,841

Net realized loss	(326,096,648)

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(306,762,768)

Net change in unrealized appreciation (depreciation)	(306,762,768)

Net realized and unrealized loss	(632,859,416)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,548,394)

See notes to financial statements.

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Statements of Changes in Net Assets

	iShares J.P. Morgan USD Emerging Markets Bond ETF
	Year Ended 10/31/20	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$631,311,022	$743,588,755
Net realized gain (loss)	(326,096,648)	160,512,638
Net change in unrealized appreciation (depreciation)	(306,762,768)	1,198,822,979

Net increase (decrease) in net assets resulting from operations	(1,548,394)	2,102,924,372

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(611,804,451)	(872,461,442)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	3,339,303,532	(1,492,886,987)

NET ASSETS
Total increase (decrease) in net assets	2,725,950,687	(262,424,057)
Beginning of year	14,482,306,439	14,744,730,496

End of year	$17,208,257,126	$14,482,306,439

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S

Financial Highlights

(For a share outstanding throughout each period)

	iShares J.P. Morgan USD Emerging Markets Bond ETF
	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18	Year Ended 10/31/17	Year Ended 10/31/16

Net asset value, beginning of year	$113.14	$104.57	$115.92	$114.74	$108.36

Net investment income(a)	4.63	5.25	5.07	5.33	5.39
Net realized and unrealized gain (loss)(b)	(3.39)	9.44	(11.50)	1.02	6.57

Net increase (decrease) from investment operations	1.24	14.69	(6.43)	6.35	11.96

Distributions(c)
From net investment income	(4.56)	(6.12)	(4.92)	(5.17)	(5.58)

Total distributions	(4.56)	(6.12)	(4.92)	(5.17)	(5.58)

Net asset value, end of year	$109.82	$113.14	$104.57	$115.92	$114.74

Total Return
Based on net asset value	1.20%	14.50%	(5.68)%	5.74%	11.35%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.54%	0.59%

Total expenses after fees waived	0.39%	0.39%	0.39%	0.40%	0.40%

Net investment income	4.22%	4.81%	4.60%	4.69%	4.81%

Supplemental Data
Net assets, end of year (000)	$17,208,257	$14,482,306	$14,744,730	$11,928,210	$9,649,296

Portfolio turnover rate(d)	10%	11%	15%	26%	32%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Portfolio turnover rate excludes in-kind transactions.

See notes to financial statements.

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Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification
J.P. Morgan USD Emerging Markets Bond	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, and payment-in-kind interest are recognized daily on an accrual basis.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: The Fund has adopted Financial Accounting Standards Board Accounting Standards Update 2017-08 to amend the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Fund has changed the amortization period for the premium on certain purchased callable debt securities with non-contingent call features to the earliest call date. In accordance with the transition provisions of the standard, the Fund applied the amendments on a modified retrospective basis beginning with the fiscal period ended October 31, 2020. The adjusted cost basis of securities at October 31, 2019 is $14,378,585,622.

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on accumulated earnings (loss) or the net asset value of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements  (continued)

of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;
•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fee
First $19 billion	0.4000%
Over $19 billion, up to and including $33 billion	0.3800
Over $33 billion, up to and including $47 billion	0.3610
Over $47 billion	0.3430

Each reduced investment advisory fee level reflects a 5% reduction (rounded to the fourth decimal place) from the investment advisory fee at the prior aggregate average daily net asset level.

Sub-Adviser: Effective February 28, 2020, BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the Fund.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

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Notes to Financial Statements  (continued)

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended October 31, 2020, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
J.P. Morgan USD Emerging Markets Bond	$79,012,489	$47,956,070	$ (366,854)

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the statement of operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

5.	PURCHASES AND SALES

For the year ended October 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
J.P. Morgan USD Emerging Markets Bond	$1,884,481,935	$1,454,757,015

For the year ended October 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
J.P. Morgan USD Emerging Markets Bond	$9,279,958,725	$6,380,364,150

6.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Loss
J.P. Morgan USD Emerging Markets Bond	$118,191,349	$(118,191,349)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/20	Year Ended 10/31/19
J.P. Morgan USD Emerging Markets Bond Ordinary income	$611,804,451	$872,461,442

As of October 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards	(a)	Net Unrealized Gains (Losses)	(b)	Total
J.P. Morgan USD Emerging Markets Bond	$74,396,766	$(874,175,731)		$(336,565,523)		$(1,136,344,488)

N O T E S T O F I N A N C I A L S T A T E M E N T S

Notes to Financial Statements  (continued)

(a)	Amounts available to offset future realized capital gains.

(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default and the classification of investments.

As of October 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
J.P. Morgan USD Emerging Markets Bond	$17,364,854,238	$551,698,111	$(888,263,634)	$(336,565,523)

7.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve the Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the statement of assets and liabilities, less any collateral held by the Fund.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its schedule of investments.

The Fund invests a significant portion of its assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

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Notes to Financial Statements  (continued)

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

8.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/20		Year Ended 10/31/19
iShares ETF	Shares	Amount	Shares	Amount
J.P. Morgan USD Emerging Markets Bond
Shares sold	90,100,000	$9,855,486,299	72,300,000	$7,852,920,951
Shares redeemed	(61,400,000)	(6,516,182,767)	(85,300,000)	(9,345,807,938)

Net increase (decrease)	28,700,000	3,339,303,532	(13,000,000)	(1,492,886,987)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the statement of assets and liabilities.

9.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of iShares J.P. Morgan USD Emerging Markets Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares J.P. Morgan USD Emerging Markets Bond ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of October 31, 2020, the related statement of operations for the year ended October 31, 2020, the statement of changes in net assets for each of the two years in the period ended October 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2020 and the financial highlights for each of the five years in the period ended October 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1019-1020

OCTOBER 31, 2020

2020 Annual Report

iShares U.S. ETF Trust

•	iShares Bloomberg Roll Select Commodity Strategy ETF | CMDY | NYSE Arca

•	iShares Commodities Select Strategy ETF | COMT | NASDAQ

•	iShares Commodity Curve Carry Strategy ETF | CCRV | NYSE Arca

•	iShares Gold Strategy ETF | IAUF | Cboe BZX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of October 31, 2020 has been a time of sudden change in global financial markets, as the emergence and spread of the coronavirus (or “COVID-19”) led to a vast disruption in the global economy and financial markets. Prior to the outbreak of the virus, U.S. equities and bonds both delivered solid returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, countries around the world took economically disruptive countermeasures. Stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off, and unemployment claims spiked, causing a global recession and a sharp fall in equity prices.

After markets hit their lowest point of the reporting period in late March 2020, a steady recovery ensued, as businesses began to re-open and governments learned to adapt to life with the virus. Equity prices continued to rise throughout the summer, fed by strong fiscal and monetary support and improving economic indicators. Many equity indices neared or surpassed all-time highs in early September 2020 before retreating amid concerns about a second wave of infections. In the United States, large-capitalization stocks advanced, outperforming small-capitalization stocks, which declined marginally during the reporting period. International equities from developed economies declined, significantly lagging emerging market stocks, which rebounded sharply.

During the market downturn, the performance of different types of fixed-income securities initially diverged due to a reduced investor appetite for risk. U.S. Treasuries benefited from the risk-off environment, and posted solid returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) touched an all-time low. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and both investment-grade and high-yield bonds recovered to post positive returns.

The Fed took an accommodative monetary stance in late 2019 to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency interest rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also implemented a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue as economic activity resumes. Several risks remain, however, including a potential resurgence of the coronavirus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities in that end of the market. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring emerging market stocks and tilting toward the quality factor for its resilience.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of October 31, 2020

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	13.29%	9.71%

U.S. small cap equities (Russell 2000® Index)	18.13	(0.14)

International equities (MSCI Europe, Australasia, Far East Index)	8.57	(6.86)

Emerging market equities (MSCI Emerging Markets Index)	20.96	8.25

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.06	0.92

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(1.63)	8.92

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.27	6.19

Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.87	3.55

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	10.73	3.42

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

Market Overview

iShares U.S. ETF Trust

Global Market Overview

Most global commodities declined sharply for the 12 months ended October 31, 2020 (“reporting period”). The S&P GSCI Index, a broad measure of global commodities performance, returned -31.28% in U.S. dollar terms for the reporting period. The pandemic’s slowing economic activity weakened demand for many commodities, particularly energy commodities, which declined below pre-pandemic prices. In contrast, metals and agricultural commodities posted gains for the reporting period.

U.S. economic growth was unusually volatile during the reporting period, reflecting the sudden economic impact of the coronavirus pandemic and the subsequent recovery. Growth was negative in the first two quarters of 2020, with annualized contractions of -5.0% and -31.4%, respectively, as the U.S. officially entered recession for the first time since the 2008 financial crisis. The latter figure represented the largest quarterly economic contraction on record, as efforts to contain the virus through restrictions on travel and business led to widespread disruption of the U.S. economy.

Despite the continued presence of the coronavirus in the U.S., businesses and consumers adapted to the new conditions, and many states began to loosen restrictions on activity beginning May 2020. The U.S. economy rapidly rebalanced toward remote economic activity; working and shopping from home flourished, while traditional, in-person economic activity at malls, hotels, and restaurants remained subdued.

Along with a significant series of fiscal stimulus measures, easing restrictions led to a large increase in consumer spending as many commercial activities resumed, and government payments to individuals boosted household incomes. Consequently, the economy began to show signs of recovery, growing at an annualized rate of 33.1% in the third quarter of 2020. In response to the pandemic and subsequent economic downturn, the U.S. Federal Reserve (“Fed”) enacted two emergency decreases to short-term interest rates in March 2020.

Commodity prices throughout the reporting period reflected the volatility in the wider financial markets. Oil prices declined sharply as the pandemic curtailed economic activity and global trade diminished, leading to a steep decline in oil demand. Stalling manufacturing output weighed heavily on major oil producers in countries like the U.S., U.K., and Canada. Following a moderate rebound in the summer of 2020, oil prices retreated during September and October 2020 as rising coronavirus cases raised investors’ concerns about the economic recovery.

Prices for industrial metals like copper and iron ore ended the reporting period higher, despite earlier declines due to supply chain disruptions and shuttered factories. The resumption of manufacturing activity in the spring of 2020, most notably in China, led to a strong rebound in metals demand. Ongoing supply constraints due to closed mines also supported metals prices, benefiting producers in Australia and Chile.

Precious metals posted strong performance, as demand for metals like gold and silver surged following massive pandemic-related monetary stimulus, which drove bond yields to record lows. In this environment, investors sought portfolio diversification, turning to precious metals as stores of value amid concerns about the resumption of global economic activity and a depreciating U.S. dollar. Major gold producers in Australia, the U.S., Canada, and South Africa responded to rising prices with higher dividend payouts, while scaling back production estimates due to closures.

Agricultural commodities prices generally rebounded when economic activity resumed. Easing travel restrictions bolstered demand for ethanol, a fuel made from sugar and corn, which drove sugar prices higher. Despite supply constraints, meat prices remained low amid stagnant global demand and import restrictions.

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Fund Summary as of October 31, 2020	iShares® Bloomberg Roll Select Commodity Strategy ETF

Investment Objective

The iShares Bloomberg Roll Select Commodity Strategy ETF (the “Fund”) seeks to provide exposure, on a total return basis, to a diversified group of commodities. The Fund seeks to achieve its investment objective by investing in exchange-traded futures contracts on the Bloomberg Roll Select Commodity Index. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	(4.81)%	(5.20)%	(4.81)%	(12.87)%
Fund Market	(4.69)	(5.13)	(4.69)	(12.70)
Bloomberg Roll Select Commodity Index	(4.34)	(4.93)	(4.34)	(12.20)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/3/18. The first day of secondary market trading was 4/5/18.

The Bloomberg Roll Select Commodity Index is an unmanaged index that aims to reflect the performance of a diversified group of commodities, while also seeking to minimize the effect of contango and maximize the effect of backwardation in connection with periodically switching or “rolling” into new futures contracts.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,147.00	$1.46		$1,000.00	$1,023.80	$1.37		0.27%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 12 for more information.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2020 (continued)	iShares® Bloomberg Roll Select Commodity Strategy ETF

Portfolio Management Commentary

The Fund declined during the reporting period amid sharply slowing economic activity that weighed on commodities prices. While many commodities prices rebounded to end the reporting period higher, energy prices remained below pre-pandemic levels. The Fund uses a mix of commodities futures designed to provide investors total returns consistent with investment in a broad basket of commodities. Due in part to portfolio shifts during the reporting period, some of the Fund’s largest exposures were to gold, natural gas, and copper futures. Exposure to crude oil futures remained substantial.

Energy sector exposure detracted from the Fund’s return. West Texas Intermediate and Brent crude oil prices began to decline sharply in March 2020 as the pandemic’s restrictions led to significantly curtailed economic activity. Demand for oil declined steeply amid diminished global trade and stalled industrial output. A production dispute between Russia and Saudi Arabia, two of the world’s largest oil producers, also pressured oil prices. Oil producers scaled back production to match reduced demand and halted investments in new projects. After Organization of the Petroleum Exporting Companies (“OPEC”) lowered output, oil prices rebounded moderately. However, oil prices retreated near the end of the reporting period as a strengthening U.S. dollar and renewed closures due to rising coronavirus case numbers weighed on investor sentiment. Natural gas futures also declined as natural gas companies curtailed production amid low prices and pandemic-related economic disruption.

On the upside, exposure to precious and industrial metals futures bolstered the Fund’s return. After declines in the first quarter of 2020, prices of gold, silver, and copper rose. Strong investor demand for gold amid record-low yields on other investments, such as bonds, propelled prices to record highs. Copper prices benefited both from demand in China due to accelerating manufacturing activity and from ongoing supply disruptions. U.S. dollar weakness following massive fiscal and monetary stimulus also supported gains, as metals are priced in U.S. dollars.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Commercial Paper	68.4%
Money Market Funds	14.2
U.S. Treasury Obligations	13.0
Cash	4.6
Futures	(0.5)
Other assets, less liabilities	0.3

COMMODITIES EXPOSURE

Sector Exposure(a)	Percent of Exposure
Agriculture Futures	30.7%
Energy Futures	24.8
Precious Metals Futures	20.9
Industrial Metals Futures	18.5
Livestock Futures	5.1

(a)	Represents the sector allocation of the Bloomberg Roll Select Commodity Index.

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Fund Summary as of October 31, 2020	iShares® Commodities Select Strategy ETF

Investment Objective

The iShares Commodities Select Strategy ETF (the “Fund”) seeks total return by providing investors with broad commodity exposure. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception
Fund NAV	(21.66)%	(2.25)%	(8.17)%	(21.66)%	(10.77)%	(40.25)%
Fund Market	(21.97)	(2.31)	(8.22)	(21.97)	(11.05)	(40.47)
S&P GSCITM Dynamic Roll (USD) TR(a)	(21.46)	(5.22)	(11.43)	(21.46)	(23.51)	(51.96)
S&P GSCITM (USD) TR	(31.28)	(8.59)	(14.05)	(31.28)	(36.19)	(59.92)

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/15/14. The first day of secondary market trading was 10/16/14.

The S&P GSCITM Dynamic Roll (USD) TR is an unmanaged, production-weighted index that measures the performance of general commodity price movements and employs a flexible futures rolling strategy designed to alleviate the negative impact of contango and reduce trading costs.

(a)

The S&P GSCITM Dynamic Roll (USD) TR Index reflects the performance of S&P GSCI Commodity Gross TR Index from October 15, 2014 through October 31, 2018, S&P GSCITM Dynamic Roll Reduced Energy 70/30 Futures/Equity Blend (USD) TR Index from November 1, 2018 through January 31, 2020 and beginning February 1, 2020 reflects the performance of the S&P GSCITM Dynamic Roll (USD) TR Index.

The S&P GSCITM (USD) TR is an unmanaged index that measures the performance of general commodity price movements and inflation in the world economy.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,094.70	$2.53		$1,000.00	$1,022.70	$2.44		0.48%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 12 for more information.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2020 (continued)	iShares® Commodities Select Strategy ETF

Portfolio Management Commentary

The Fund declined significantly during the reporting period amid sharply slowing economic activity that weighed on commodities prices. While many commodities prices rebounded to end the reporting period higher, energy prices remained below pre-pandemic levels. In early February 2020, the Fund’s benchmark changed from the S&P GSCI Dynamic Roll Reduced Energy 70/30 Futures/Equity Blend to the S&P GSCI Dynamic Roll, a widely followed commodities index referencing only commodities futures. Accordingly, the Fund rebalanced to 100% commodities futures to maximize the direct exposure to commodities futures and eliminate fluctuations due to the performance of commodities equities. The Fund’s largest futures exposures on average included West Texas Intermediate crude oil and Brent crude oil as well as gold and corn.

Energy sector exposure detracted the most from the Fund’s return. Oil prices, which were already low by recent historical standards, began to decline sharply in March 2020 as the pandemic’s restrictions led to significantly curtailed economic activity. Demand for oil declined steeply amid diminished global trade and stalled industrial output. A production dispute between Russia and Saudi Arabia, two of the world’s largest oil producers, also pressured oil prices. Oil producers scaled back production to match reduced demand and halted investments in new projects. After the Organization of the Petroleum Exporting Countries (“OPEC”) lowered output, oil prices rebounded moderately, but retreated near the end of the reporting period as a strengthening U.S. dollar and renewed closures due to rising coronavirus cases weighed on investor sentiment.

Agricultural futures, notably live cattle and corn, also constrained the Fund’s return. Demand for cattle diminished amid restaurant closures and thriftier spending by consumers. Although prices benefited both from supply constraints during plant closures and somewhat improved demand after economic activity resumed, they remained below pre-pandemic levels. The price of corn, a key ingredient in ethanol production, declined due to lower gasoline consumption amid global travel restrictions. Meanwhile, supply was pressured by limited labor availability and business closures.

On the upside, precious metals futures bolstered the Fund’s return. Strong investor demand for gold amid record-low yields on other investments, such as bonds, propelled prices to record highs. U.S. dollar weakness following massive fiscal and monetary stimulus also supported gains, as metals are priced in U.S. dollars.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Commercial Paper	70.3%
U.S. Treasury Obligations	13.5
Certificates of Deposit	5.6
Money Market Funds	5.4
Cash	5.5
Futures	(2.4)
Other assets, less liabilities	2.1

COMMODITY-LINKED FUTURES

Sector Exposure(a)	Percent of Net Assets
Energy Futures	50.8%
Agriculture Futures	20.3
Industrial Metals Futures	13.1
Livestock Futures	8.1
Precious Metals Futures	7.7

(a)	Exposures are calculated as the current notional value of the futures contracts as a percentage of net assets.

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Fund Summary as of October 31, 2020	iShares® Commodity Curve Carry Strategy ETF

Investment Objective

The iShares Commodity Curve Carry Strategy ETF (the “Fund”) seeks to provide exposure to a select group of commodities that exhibit higher roll yields, on a total return basis, than a broad group of commodities, as represented by the ICE BofA Commodity Enhanced Carry Total Return Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

Cumulative Total Returns
Since Inception
Fund NAV	(3.52)%
Fund Market	(3.47)
ICE BofA Commodity Enhanced Carry Total Return Index	(3.41)

For the fiscal period ended 10/31/20, the Fund did not have six months of performance and therefore line graphs are not presented.

The inception date of the Fund was 9/1/20. The first day of secondary market trading was 9/3/20.

The ICE BofA Commodity Enhanced Carry Total Return Index is an unmanaged index composed of 18 futures contracts on physical agricultural, energy, precious metals, and industrial metals commodities listed on U.S. and non-U.S. futures exchanges. The Reference Benchmark is rebalanced on a monthly basis to include the 10 futures contracts on commodities having the highest degree of backwardation or lowest degree of contango among the Reference Benchmark universe.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual					Hypothetical 5% Return
Beginning Account Value (09/01/20)	(a)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(b)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(b)	Annualized Expense Ratio
$ 1,000.00		$ 964.80	$ 0.64		$ 1,000.00	$ 1,023.10	$ 2.03		0.40%

(a)	The beginning of the period (commencement of operations) is September 1, 2020.
(b)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (60 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 12 for more information.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Commercial Paper	70.3%
U.S. Treasury Obligations	12.0
Cash	20.1
Commodity Swaps	(3.5)
Other assets, less liabilities	1.1

FIVE LARGEST HOLDINGS

Security	Percent of Net Assets
U.S. Treasury Bill, 0.07%, 11/05/20	6.2%
U.S. Treasury Bill, 0.09%, 12/08/20	5.8
NRW Bank, 0.13%, 12/01/20	4.1
Electricite de France SA, 0.17%, 12/02/20	4.1
Swedbank AB, 0.10%, 11/19/20	3.8

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2020	iShares® Gold Strategy ETF

Investment Objective

The iShares Gold Strategy ETF (the “Fund”) seeks to provide exposure, on a total return basis, to the price performance of gold. The Fund is an actively managed exchange-traded fund that does not seek to replicate the performance of a specified index.

Performance

	Average Annual Total Returns		Cumulative Total Returns
	1 Year	Since Inception	1 Year	Since Inception
Fund NAV	20.64%	14.88%	20.64%	39.60%
Fund Market	20.80	14.86	20.80	39.55
Bloomberg Composite Gold Index	20.66	15.02	20.66	39.92

The inception date of the Fund was 6/6/18. The first day of secondary market trading was 6/8/18.

The Bloomberg Composite Gold Index is an unmanaged index comprised of exchange -traded gold futures contracts and one or more exchange-traded products backed by or linked to physical gold. The index is designed to track the price performance of gold.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/20)	Ending Account Value (10/31/20)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$1,090.90	$0.68		$1,000.00	$1,024.50	$0.66		0.13%

(a)

Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (366 days). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Shareholder Expenses” on page 12 for more information.

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Fund Summary as of October 31, 2020 (continued)	iShares® Gold Strategy ETF

Portfolio Management Commentary

The Fund posted strong gains for the reporting period, propelled by the rising price of gold. The Fund performed in line with the broader gold market, as represented by the Bloomberg Composite Gold Index, due to its composition as a mix of gold futures and exchange-traded products linked to or backed by gold.

Gold reached an all-time high of $2,067 per ounce in early August 2020 before retreating somewhat to end the reporting period with a 25% advance. Although gold prices dropped early in the pandemic amid heavy selling as investors raised cash to cover losses in other asset classes, gold rallied strongly, supported by its allure as a store of value in times of economic uncertainty.

Leading central banks’ monetary measures, such as near-zero or negative interest rates and large bond-buying programs, further increased the appeal of gold, as the economic stimulus raised the possibility of inflation and reduced the cost of financing gold purchases. Expansive monetary policy led the U.S. dollar to depreciate relative to many global currencies, further bolstering gold prices. Gold, which is priced in U.S. dollars, became less expensive for foreign buyers.

Gold prices began to retreat in August 2020 amid signs of central bank selling and of rising U.S. Treasury yields due to optimism about vaccine development. Unexpectedly robust third-quarter 2020 economic growth and concerns about rising global numbers of coronavirus cases strengthened the U.S. dollar, constraining gold prices. Fading hopes for additional fiscal stimulus ahead of the U.S. presidential election also weighed on gold.

Investor demand drove record investments in gold-backed ETFs during the reporting period. Demand for physical gold used in jewelry and electronics weakened due to the pandemic’s economic effects and record-high prices. Despite a recovery in production as mines reopened during the third quarter of 2020, volumes remained below pre-pandemic levels, leading to overall declines in gold supply.

Portfolio Information

ALLOCATION BY INVESTMENT TYPE

Investment Type	Percent of Net Assets
Money Market Funds	77.6%
Grantor Trust	16.9
Cash	5.1
Futures	(3.2)
Other assets, less liabilities	3.6

COMMODITY-LINKED FUTURES

Sector Exposure(a)	Percent of Net Assets
Gold Futures	75.3%

(a)	Exposures are calculated as the current notional value of the futures contracts as a percentage of net assets.

F U N D S U M M A R Y	11

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of your Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested at the beginning of the period (or from the commencement of operations if less than 6 months) and held through the end of the period, is intended to help you understand your ongoing costs (in dollars and cents) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses – The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes – The table also provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments October 31, 2020	iShares® Bloomberg Roll Select Commodity Strategy ETF (Percentages shown are based on Net Assets)

Security	Par	Value

Short-Term Investments

Commercial Paper — 68.4%
American Honda Finance Corp., 0.16%, 11/18/20(a)	$1,500,000	$1,499,871
Antalis SA, 0.16%, 11/03/20	1,275,000	1,274,978
BASF SE, 0.16%, 12/30/20(a)	1,000,000	999,727
BNZ International Funding Ltd.
0.07%, 11/05/2020(a)	500,000	499,994
0.07%, 01/06/2021(a)	1,100,000	1,099,782
Collateralized CP Flex Co., 0.21%, 11/13/20(a)	1,000,000	999,950
DBS Bank Ltd., 0.15%, 01/20/21(a)	1,700,000	1,699,412
Deutsche Bank AG, 0.11%, 11/24/20(a)	375,000	374,972
Korea Development Bank (The), 0.10%, 11/24/20(a)	1,300,000	1,299,907
Landesbank Baden-Wuerttemberg, 0.21%, 01/11/21(a)	1,200,000	1,199,492
Landesbank Hessen-Thueringen Girozentrale, 0.14%, 01/06/21(a)	1,400,000	1,399,643
Macquarie Bank Ltd., 0.18%, 12/15/20(a)	1,500,000	1,499,647
Manhattan Asset Funding, 0.16%, 11/13/20(a)	1,500,000	1,499,976
Mitsubishi UFJ Trust & Banking Corp./NY, 0.11%, 11/16/20(a)	1,500,000	1,499,924
National Bank of Canada
0.12%, 01/04/2021(a)	1,300,000	1,299,705
0.13%, 01/19/2021(a)	250,000	249,925
Nationwide Building Society, 0.14%, 12/04/20(a)	400,000	399,945
Nederlandse Waterschapsbank NV, 0.12%, 11/24/20(a)	600,000	599,950
NRW Bank, 0.10%, 11/09/20(a)	1,300,000	1,299,965
Nutrien Ltd., 0.19%, 12/04/20(a)	1,150,000	1,149,784
Santander UK PLC
0.09%, 11/02/2020	500,000	499,996
0.13%, 12/01/2020(a)	1,000,000	999,881

Security	Par/ Shares	Value

Commercial Paper (continued)
Sheffield Receivable Corp., 0.18%, 11/17/20(a)	$1,450,000	$1,449,897
Skandinaviska Enskilda Banken AB, 0.11%, 12/09/20(a)	850,000	849,896
Sumitomo Mitsui Trust Bank Ltd., 0.16%, 01/08/21(a)	1,600,000	1,599,493
United Overseas Bank Ltd., 0.11%, 12/03/20(a)	1,400,000	1,399,853

		28,645,565

U.S. Treasury Obligations — 13.0%
U.S. Treasury Bill
0.07%, 11/05/20	3,545,000	3,544,978
0.09%, 12/08/20	400,000	399,965
0.09%, 12/15/20	1,500,000	1,499,848

		5,444,791

Money Market Funds — 14.2%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.04%(b)(c)	5,970,000	5,970,000

Total Short-Term Investments — 95.6% (Costs: $40,059,282)		40,060,356

Total Investments in Securities — 95.6% (Cost: $40,059,282)		40,060,356

Other Assets, Less Liabilities — 4.4%		1,852,109

Net Assets — 100.0%		$41,912,465

(a)	Rates are discount rates or a range of discount rates at the time of purchase.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$4,713,000	$1,257,000	(a)	$—	$—	$—	$5,970,000	5,970,000	$28,005	$—

(a)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Bloomberg Roll Select Commodity Index	2,178	12/16/20	$40,988	$(225,495)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	13

Consolidated Schedule of Investments (continued) October 31, 2020	iShares® Bloomberg Roll Select Commodity Strategy ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2020, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Commodity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$225,495

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended October 31, 2020, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Commodity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(62,469)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(412,598)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$28,095,707

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Commercial Paper	$—	$28,645,565	$—	$28,645,565
U.S. Treasury Obligations	—	5,444,791	—	5,444,791
Money Market Funds	5,970,000	—	—	5,970,000

	$5,970,000	$34,090,356	$—	$40,060,356

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(225,495)	$—	$—	$(225,495)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to Consolidated Financial Statements

14	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments October 31, 2020	iShares® Commodities Select Strategy ETF (Percentages shown are based on Net Assets)

Security	Par	Value

Short-Term Investments

Certificates of Deposit — 5.6%
Bank of Montreal/Chicago IL, 0.36%, 02/12/21, (3 mo. LIBOR US + 0.100%)(a)	$3,800,000	$3,801,253
Barclays Bank PLC, 0.60%, 12/15/20	4,000,000	4,002,426
Standard Chartered Bank/New York, 0.32%, 04/28/21, (3 mo. LIBOR US + 0.100%)(a)	2,000,000	2,000,000
Sumitomo Mitsui Trust Bank Ltd./New York, 0.25%, 12/21/20	1,300,000	1,300,227

		11,103,906

Commercial Paper — 70.3%
American Honda Finance Corp., 0.16%, 11/18/20(b)	2,000,000	1,999,828
BASF SE, 0.16%, 12/30/20(b)	8,000,000	7,997,817
BNG Bank NV, 0.18%, 12/09/20(b)	6,200,000	6,198,967
BNZ International Funding Ltd.
0.07%, 11/05/2020(b)	2,500,000	2,499,971
0.07%, 01/06/2021(b)	5,700,000	5,698,870
Cancara Asset Securitisation LLC, 0.23%, 01/04/21(b)	2,000,000	1,999,531
Crown Point Capital Co. LLC
0.25%, 03/08/2021(b)	3,000,000	2,997,710
0.27%, 12/01/2020(b)	1,500,000	1,499,797
DBS Bank Ltd.
0.15%, 01/20/2021(b)	4,100,000	4,098,580
0.22%, 03/05/2021(b)	5,000,000	4,996,920
Deutsche Bank AG, 0.11%, 11/24/20(b)	2,000,000	1,999,853
Electricite de France SA
0.17%, 12/02/2020(b)	1,769,000	1,768,770
0.25%, 12/11/2020(b)	3,000,000	2,999,482
European Investment Bank, 0.19%, 02/01/21(b)	2,000,000	1,999,321
HSBC Bank PLC, 0.24%, 04/07/21(b)	2,000,000	1,998,207
KFW International Finance Inc., 0.23%, 02/25/21(b)	1,000,000	999,413
Korea Development Bank (The), 0.10%, 11/24/20(b)	6,000,000	5,999,571
Landesbank Baden-Wuerttemberg, 0.21%, 01/11/21(b)	1,350,000	1,349,428
Landesbank Hessen-Thueringen Girozentrale, 0.14%, 01/06/21(b)	7,200,000	7,198,164
Macquarie Bank Ltd., 0.18%, 12/15/20(b)	3,800,000	3,799,107
Manhattan Asset Funding, 0.16%, 11/13/20(b)	5,000,000	4,999,920
MetLife Short Term Funding, 0.20%, 01/19/21(b)	600,000	599,797
Mitsubishi UFJ Trust & Banking Corp./NY, 0.11%, 11/16/20(b)	2,000,000	1,999,899
Mizuho Bank Ltd.
0.26%, 04/13/2021(b)	5,250,000	5,244,225
0.31%, 02/18/2021(b)	2,000,000	1,998,723
MUFG Bank Ltd., 0.22%, 11/24/20(b)	1,000,000	999,936
National Bank of Canada
0.12%, 01/04/2021(b)	5,000,000	4,998,863
0.13%, 01/19/2021(b)	1,900,000	1,899,427

Security	Par/ Shares	Value

Commercial Paper (continued)
Nederlandse Waterschapsbank NV, 0.12%, 11/24/20(b)	$1,000,000	$999,917
NRW Bank, 0.10%, 11/09/20(b)	7,000,000	6,999,809
Nutrien Ltd., 0.19%, 12/04/20(b)	2,600,000	2,599,512
PSP Capital Inc., 0.22%, 01/13/21(b)	1,000,000	999,771
Queensland Treasury
0.20%, 02/02/2021(b)	1,000,000	999,704
0.21%, 01/21/2021(b)	4,450,000	4,448,923
Santander UK PLC, 0.13%, 12/01/20(b)	2,650,000	2,649,684
Skandinaviska Enskilda Banken AB, 0.22%, 05/03/21(b)	2,500,000	2,497,174
Sumitomo Mitsui Banking Corp./New York, 0.30%, 02/04/21(b)	1,500,000	1,499,285
Sumitomo Mitsui Trust Bank Ltd., 0.16%, 01/08/21(b)	8,500,000	8,497,306
Swedbank AB, 0.22%, 12/18/20(b)	1,000,000	999,856
Toronto-Dominion Bank (The), 0.20%, 03/24/21(b)	2,000,000	1,998,486
United Overseas Bank Ltd., 0.11%, 12/03/20(b)	5,000,000	4,999,476
Versailles CDS LLC
0.23%, 01/19/2021(b)	3,100,000	3,098,668
0.23%, 03/24/2021(b)	2,000,000	1,998,244

		138,125,912

U.S. Treasury Obligations — 13.5%
U.S. Treasury Bill
0.00%, 12/03/20(b)(c)	3,500,000	3,499,744
0.09%, 12/08/20(b)	3,250,000	3,249,716
0.09%, 12/15/20(b)	9,825,000	9,824,003
0.10%, 11/19/20(b)	2,000,000	1,999,924
0.16%, 12/31/20(b)	8,000,000	7,998,787

		26,572,174

Money Market Funds — 5.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.04%(d)(e)	10,605,095	10,605,095

Total Short-Term Investments — 94.8% (Costs: $186,391,802)		186,407,087

Total Investments in Securities — 94.8% (Cost: $186,391,802)		186,407,087

Other Assets, Less Liabilities — 5.2%		10,151,250

Net Assets — 100.0%		$196,558,337

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Rates are discount rates or a range of discount rates at the time of purchase.
(c)	Zero-coupon bond.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period-end.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	15

Consolidated Schedule of Investments (continued) October 31, 2020	iShares® Commodities Select Strategy ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$5,857,749	$—	$(5,858,260	)(b)	$1,083	$(572)	$—	—	$9,764	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	74,727,000	—	(64,121,905	)(b)	—	—	10,605,095	10,605,095	357,368		—

					$1,083	$(572)	$10,605,095		$367,132		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Aluminum	184	01/18/21	$8,517	$100,368
Brent Crude Oil	652	10/31/23	29,457	(2,592,504)
Cattle Feeder	42	01/28/21	2,817	(10,754)
Cocoa	35	03/16/21	807	(57,895)
Coffee	39	12/18/20	1,527	(176,326)
Copper	66	12/19/22	11,114	(27,922)
Corn	601	12/14/21	11,637	372,292
Cotton	82	12/08/20	2,826	337,207
Gasoline RBOB	146	11/30/20	6,329	(866,695)
Gold 100 OZ	72	06/28/21	13,658	179,193
KC HRW Wheat	127	03/12/21	3,478	669,471
Lead	32	12/14/20	1,453	7,384
Lean Hogs	172	12/14/20	4,512	184,894
Live Cattle	197	06/30/21	8,501	(183,660)
Low Sulphur Gasoil	229	12/10/21	7,946	(1,167,973)
Natural Gas	266	03/29/21	8,025	1,986,769
Nickel	24	12/14/20	2,180	300,892
NY Harbor ULSD	120	03/31/21	5,643	(333,509)
Silver	13	12/29/20	1,537	272,576
Soybean	164	11/12/21	7,962	60,275
Sugar	257	06/30/21	3,690	135,074
Wheat	271	07/14/21	8,028	936,717
WTI Crude Oil	1,017	11/20/23	42,389	(5,016,243)
Zinc	40	03/15/21	2,530	117,103

				$(4,773,266)

16	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) October 31, 2020	iShares® Commodities Select Strategy ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2020, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Commodity Contracts
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$5,660,215

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$10,433,481

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended October 31, 2020, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Commodity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$(83,838,575)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(10,775,257)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$290,542,675

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Certificates of Deposit	$—	$11,103,906	$—	$11,103,906
Commercial Paper	—	138,125,912	—	138,125,912
U.S. Treasury Obligations	—	26,572,174	—	26,572,174
Money Market Funds	10,605,095	—	—	10,605,095

	$10,605,095	$175,801,992	$—	$186,407,087

Derivative financial instruments(a)
Assets
Futures Contracts	$5,660,215	$—	$—	$5,660,215
Liabilities
Futures Contracts	(10,433,481)	—	—	(10,433,481)

	$(4,773,266)	$—	$—	$(4,773,266)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	17

Consolidated Schedule of Investments October 31, 2020	iShares® Commodity Curve Carry Strategy ETF (Percentages shown are based on Net Assets)

Security	Par	Value

Short-Term Investments

Commercial Paper — 70.3%
BASF SE, 0.16%, 12/30/20	$1,100,000	$1,099,700
BNZ International Funding Ltd., 0.07%, 01/06/21	1,025,000	1,024,797
BPCE SA, 0.12%, 12/01/20(a)	1,100,000	1,099,886
Cancara Asset Securitisation LLC, 0.24%, 01/14/21(a)	800,000	799,762
DBS Bank Ltd., 0.11%, 12/02/20(a)	1,100,000	1,099,888
Electricite de France SA, 0.17%, 12/02/20(a)	1,200,000	1,199,844
Hitachi Capital America Corp., 0.18%, 11/19/20(a)	1,100,000	1,099,889
Korea Development Bank (The), 0.11%, 12/01/20(a)	1,100,000	1,099,891
Landesbank Baden-Wuerttemberg, 0.21%, 01/11/21	1,100,000	1,099,534
Landesbank Hessen-Thueringen Girozentrale, 0.14%, 01/06/21	1,100,000	1,099,719
Mitsubishi UFJ Trust & Banking Corp./NY, 0.11%, 11/19/20(a)	1,100,000	1,099,931
National Bank of Canada, 0.12%, 01/04/21	1,100,000	1,099,750
NRW Bank, 0.13%, 12/01/20(a)	1,200,000	1,199,860
Nutrien Ltd., 0.21%, 12/24/20(a)	1,100,000	1,099,652
Santander UK PLC, 0.13%, 12/01/20	1,100,000	1,099,869
Sheffield Receivable Corp., 0.18%, 11/17/20	1,000,000	999,929

Security	Par	Value

Commercial Paper (continued)
Skandinaviska Enskilda Banken AB, 0.10%, 11/25/20(a)	$1,100,000	$1,099,921
Swedbank AB, 0.10%, 11/19/20(a)	1,100,000	1,099,939
United Overseas Bank Ltd., 0.11%, 12/03/20	1,000,000	999,895

		20,521,656
U.S. Treasury Obligations — 12.0%
U.S. Treasury Bill
0.07%, 11/05/20(a)	1,800,000	1,799,989
0.09%, 12/08/20(a)	1,700,000	1,699,851

		3,499,840

Total Short-Term Investments — 82.3% (Costs: $24,020,822)		24,021,496

Total Investments in Securities — 82.3% (Cost: $24,020,822)		24,021,496

Other Assets, Less Liabilities — 17.7%		5,156,880

Net Assets — 100.0%		$29,178,376

(a)	Rates are discount rates or a range of discount rates at the time of purchase.

OTC Total Return Swaps

As of October 31, 2020, the unrealized appreciation (depreciation) is $(342,910) for Citibank N.A. and $(685,820) for Merill Lynch International.

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate(a)	Frequency	Reference(b)	Frequency
0.09%	At Termination	ICE BofA Commodity Enhanced Carry Total Return Index	At Termination	N/A	09/01/21	$10,058	$ (347,185)	$ (4,275)	$ (342,910)
0.09	At Termination	ICE BofA Commodity Enhanced Carry Total Return Index	At Termination	N/A	09/01/21	20,117	(696,717)	(10,897)	(685,820)

							$ (1,043,902)	$ (15,172)	$ (1,028,730)

(a)	Represents 3-month Treasury Bill. Rate shown is the rate in effect as of period-end.
(b)	Please refer to the reference entity below for more details.

18	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) October 31, 2020	iShares® Commodity Curve Carry Strategy ETF

Reference Entity

The ICE BofA Commodity Enhanced Carry Total Return Index consists of futures contracts under each counterparty. The following table represents the individual long positions and related weighting of the future contracts underlying the ICE BofA Commodity Enhanced Carry Total Return Index as of October 31, 2020.

Futures contracts	Maturity date	Weight %

Copper	12/14/2021	16.4%
Gold	02/24/2021	15.5
Chicago Wheat	07/14/2021	13.7
Corn	12/14/2021	13.6
RBOB Gasoline	05/28/2021	9.4
Soybeans	11/12/2021	9.2
Sugar	09/30/2021	7.5
Gold	04/28/2021	4.3
Zinc	12/14/2021	4.3
Nickel	12/14/2021	3.0
Silver	03/29/2021	1.6
Lean Hogs	06/16/2021	0.9
Natural Gas	11/26/2021	0.6

Balances Reported in the Consolidated Statements of Assets and Liabilities for Total Return Swaps

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Total Return Swaps	$—	$(15,172)	$—	$(1,028,730)

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2020, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Commodity Contracts
Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$1,043,902

For the period ended October 31, 2020, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Commodity Contracts
Net Realized Gain (Loss) from:
Swaps	$ (15,172)

Net Change in Unrealized Appreciation (Depreciation) on:
Swaps	$(1,028,730)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Total return swaps:
Average notional value	$30,175,124

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments - Offsetting as of Year End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Swaps - OTC(a)	$—	$1,043,902

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	1,043,902
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	—	1,043,902

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	19

Consolidated Schedule of Investments (continued) October 31, 2020	iShares® Commodity Curve Carry Strategy ETF

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums received in the Consolidated Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	(a)	Net Amount of Derivative Liabilities	(b)

Citibank N.A.	$ 347,185	$—		$ 347,185
Merrill Lynch International	696,717	—		696,717

	$1,043,902	$—		$1,043,902

(a)	The amount of derivatives available for offset is limited to the amount of derivatives assets and/or liabilities that are subject to an MNA.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Investments
Assets
Commercial Paper	$—	$20,521,656	$—	$20,521,656
U.S. Treasury Obligations	—	3,499,840	—	3,499,840

	$—	$24,021,496	$—	$24,021,496

Derivative financial instruments(a)
Liabilities

Swaps	$—	$(1,028,730)	$—	$(1,028,730)

(a) Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to Consolidated Financial Statements

20	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments October 31, 2020	iShares® Gold Strategy ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Grantor Trust

Grantor Trust — 16.9%
iShares Gold Trust(a)(b)	206,749	$3,698,740

Total Grantor Trust (Cost: $3,152,138)		3,698,740

Short-Term Investments

Money Market Funds — 77.6%
BlackRock Cash Funds: Treasury, SL Agency Shares, 0.04%(a)(c)	17,047,000	17,047,000

Total Short-Term Investments — 77.6% (Costs: $17,047,000)		17,047,000

Total Investments in Securities — 94.5% (Cost: $20,199,138)		20,745,740

Other Assets, Less Liabilities — 5.5%		1,218,206

Net Assets — 100.0%		$21,963,946

(a)	Affiliate of the Fund.
(b)	Non-income producing security.
(c)	Annualized 7-day yield as of period-end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended October 31, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/19	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/20	Shares Held at 10/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares	$6,201,000	$10,846,000	(a)	$—	$—	$—	$17,047,000	17,047,000	$44,726	$—
iShares Gold Trust	1,749,819	6,460,340		(5,054,490)	177,060	366,011	3,698,740	206,749	—	—

					$177,060	$366,011	$20,745,740		$44,726	$—

(a)	Represents net amount purchased (sold).

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Gold	88	12/29/20	$16,543	$(693,966)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	21

Consolidated Schedule of Investments (continued) October 31, 2020	iShares® Gold Strategy ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of October 31, 2020, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

Commodity Contracts
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$693,966

(a)

Net cumulative appreciation (depreciation) on futures contracts are reported in the Consolidated Schedule of Investments. In the Consolidated Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the year ended October 31, 2020, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

Commodity Contracts
Net Realized Gain (Loss) from:
Futures contracts	$2,235,919

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$(860,095)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$11,037,058

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of October 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Grantor Trust	$3,698,740	$—	$—	$3,698,740
Money Market Funds	17,047,000	—	—	17,047,000

	$20,745,740	$—	$—	$20,745,740

Derivative financial instruments(a)
Liabilities
Futures Contracts	$(693,966)	$—	$—	$(693,966)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to Consolidated Financial Statements

22	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Assets and Liabilities

October 31, 2020

	iShares Bloomberg Roll Select Commodity Strategy ETF	iShares Commodities Select Strategy ETF	iShares Commodity Curve Carry Strategy ETF	iShares Gold Strategy ETF

ASSETS
Investments in securities, at value:
Unaffiliated(a)	$34,090,356	$175,801,992	$24,021,496	$—
Affiliated(b)	5,970,000	10,605,095	—	20,745,740
Cash	—	—	5,850,863	—
Foreign currency, at value(c)	—	255	—	—
Cash pledged:
Futures contracts	1,936,000	10,808,356	—	1,125,000
Collateral — OTC derivatives	—	—	360,000	—
Receivables:
Variation margin on futures contracts	176,468	1,490,464	—	104,734
Dividends	449	14,938	—	1,049
Tax reclaims	—	8,236	—	—

Total assets	42,173,273	198,729,336	30,232,359	21,976,523

LIABILITIES
Bank overdraft	251,225	2,088,317	—	10,393
Payables:
Investment advisory fees	9,583	82,682	10,081	2,184
Swap premiums received	—	—	15,172	—
Unrealized depreciation on:
OTC swaps	—	—	1,028,730	—

Total liabilities	260,808	2,170,999	1,053,983	12,577

NET ASSETS	$41,912,465	$196,558,337	$29,178,376	$21,963,946

NET ASSETS CONSIST OF:
Paid-in capital	$42,068,141	$248,350,998	$30,206,498	$20,546,678
Accumulated earnings (loss)	(155,676)	(51,792,661)	(1,028,122)	1,417,268

NET ASSETS	$41,912,465	$196,558,337	$29,178,376	$21,963,946

Shares outstanding	1,000,000	8,100,000	1,500,000	350,000

Net asset value	$41.91	$24.27	$19.45	$62.75

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — Unaffiliated	$34,089,282	$175,786,707	$24,020,822	$—
(b) Investments, at cost — Affiliated	$5,970,000	$10,605,095	$—	$20,199,138
(c) Foreign currency, at cost	$—	$257	$—	$—

See notes to Consolidated Financial Statements

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	23

Consolidated Statements of Operations

Year Ended October 31, 2020

	iShares Bloomberg Roll Select Commodity Strategy ETF	iShares Commodities Select Strategy ETF	iShares Commodity Curve Carry Strategy ETF (a)	iShares Gold Strategy ETF

INVESTMENT INCOME
Dividends — Unaffiliated	$—	$940,043	$—	$—
Dividends — Affiliated	28,005	357,368	—	44,726
Interest — Unaffiliated	205,582	2,821,942	5,657	428
Securities lending income — Affiliated — net	—	9,764	—	—
Foreign taxes withheld	—	(45,703)	—	—

Total investment income	233,587	4,083,414	5,657	45,154

EXPENSES
Investment advisory fees	80,226	1,375,212	19,461	33,116
Miscellaneous	—	264	—	—

Total expenses	80,226	1,375,476	19,461	33,116

Less:
Investment advisory fees waived	(3,866)	(2,711)	—	(16,452)

Total expenses after fees waived	76,360	1,372,765	19,461	16,664

Net investment income (loss)	157,227	2,710,649	(13,804)	28,490

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — Unaffiliated	(737)	(21,710,657)	(66)	—
Investments — Affiliated	—	1,083	—	(22,814)
In-kind redemptions — Unaffiliated	—	3,879,212	—	—
In-kind redemptions — Affiliated	—	—	—	199,874
Futures contracts	(62,469)	(83,838,575)	—	2,235,919
Foreign currency transactions	—	13	—	—
Swaps	—	—	(15,172)	—

Net realized gain (loss)	(63,206)	(101,668,924)	(15,238)	2,412,979

Net change in unrealized appreciation (depreciation) on:
Investments — Unaffiliated	(430)	12,067,892	674	(53)
Investments — Affiliated	—	(572)	—	366,011
Futures contracts	(412,598)	(10,775,257)	—	(860,095)
Foreign currency translations	—	7	—	—
Swaps	—	—	(1,028,730)	—

Net change in unrealized appreciation (depreciation)	(413,028)	1,292,070	(1,028,056)	(494,137)

Net realized and unrealized gain (loss)	(476,234)	(100,376,854)	(1,043,294)	1,918,842

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(319,007)	$(97,666,205)	$(1,057,098)	$1,947,332

(a)	For the period from September 1, 2020 (commencement of operations) to October 31, 2020.

See notes to Consolidated Financial Statements

24	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Changes in Net Assets

	iShares Bloomberg Roll Select Commodity Strategy ETF		iShares Commodities Select Strategy ETF
	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/20	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$157,227	$799,071	$2,710,649	$9,677,710
Net realized loss	(63,206)	(2,887,072)	(101,668,924)	(71,283,577)
Net change in unrealized appreciation (depreciation)	(413,028)	364,902	1,292,070	26,833,214

Net decrease in net assets resulting from operations	(319,007)	(1,723,099)	(97,666,205)	(34,772,653)

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(598,892)	(644,782)	(8,490,082)	(40,656,951)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	15,826,208	(11,234,784)	(215,658,235)	(134,936,163)

NET ASSETS
Total increase (decrease) in net assets	14,908,309	(13,602,665)	(321,814,522)	(210,365,767)
Beginning of period	27,004,156	40,606,821	518,372,859	728,738,626

End of period	$41,912,465	$27,004,156	$196,558,337	$518,372,859

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	25

Consolidated Statements of Changes in Net Assets  (continued)

	iShares Commodity Curve Carry Strategy ETF	iShares Gold Strategy ETF
	Period From 09/01/20 to 10/31/20 (a)	Year Ended 10/31/20	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(13,804)	$28,490	$88,453
Net realized gain (loss)	(15,238)	2,412,979	478,678
Net change in unrealized appreciation (depreciation)	(1,028,056)	(494,137)	455,035

Net increase (decrease) in net assets resulting from operations	(1,057,098)	1,947,332	1,022,166

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	—	(788,999)	(37,443)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	30,235,474	12,193,568	2,951,071

NET ASSETS
Total increase in net assets	29,178,376	13,351,901	3,935,794
Beginning of period	—	8,612,045	4,676,251

End of period	$29,178,376	$21,963,946	$8,612,045

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to Consolidated Financial Statements

26	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights

(For a share outstanding throughout each period)

	iShares Bloomberg Roll Select Commodity Strategy ETF
	Year Ended 10/31/20	Year Ended 10/31/19	Period From 04/03/18 to 10/31/18	(a)

Net asset value, beginning of period	$45.01	$47.77	$50.00

Net investment income(b)	0.23	1.05	0.58
Net realized and unrealized loss(c)	(2.33)	(3.05)	(2.81)

Net decrease from investment operations	(2.10)	(2.00)	(2.23)

Distributions(d)
From net investment income	(1.00)	(0.76)	—

Total distributions	(1.00)	(0.76)	—

Net asset value, end of period	$41.91	$45.01	$47.77

Total Return
Based on net asset value	(4.81)%	(4.19)%	(4.46	)%(e)

Ratios to Average Net Assets
Total expenses	0.28%	0.28%	0.28	%(f)

Total expenses after fees waived	0.27%	0.19%	0.10	%(f)

Net investment income	0.55%	2.30%	2.01	%(f)

Supplemental Data
Net assets, end of period (000)	$41,912	$27,004	$40,607

Portfolio turnover rate(g)	0%	0%	0	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	27

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Commodities Select Strategy ETF

	Year Ended 10/31/20	Year Ended 10/31/19	Year Ended 10/31/18		Year Ended 10/31/17	Year Ended 10/31/16

Net asset value, beginning of year	$31.80	$37.18	$35.97		$32.41	$32.97

Net investment income(a)	0.26	0.76	0.63		0.31	0.16
Net realized and unrealized gain (loss)(b)	(6.93)	(3.04)	2.62		3.58	(0.57)

Net increase (decrease) from investment operations	(6.67)	(2.28)	3.25		3.89	(0.41)

Distributions(c)
From net investment income	(0.86)	(3.10)	(2.04)		(0.33)	(0.15)

Total distributions	(0.86)	(3.10)	(2.04)		(0.33)	(0.15)

Net asset value, end of year	$24.27	$31.80	$37.18		$35.97	$32.41

Total Return
Based on net asset value	(21.66)%	(5.87)%	9.29	%(d)	12.08%	(1.23)%

Ratios to Average Net Assets
Total expenses	0.48%	0.48%	0.48%		0.48%	0.48%

Total expenses after fees waived	0.48%	0.48%	0.48%		0.48%	0.48%

Net investment income	0.95%	2.32%	1.66%		0.93%	0.51%

Supplemental Data
Net assets, end of year (000)	$196,558	$518,373	$728,739		$258,956	$320,820

Portfolio turnover rate(e)	5%	32%	167%		44%	43%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Includes payment received from an affiliate, which impacted the Fund’s total return. Excluding the payment from an affiliate, the Fund’s total return would have been 9.06%.
(e)	Portfolio turnover rate excludes in-kind transactions.

See notes to Consolidated Financial Statements

28	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout the period)

	iShares Commodity Curve Carry Strategy ETF
	Period From 09/01/20 to 10/31/20	(a)

Net asset value, beginning of period	$20.16

Net investment loss(b)	(0.01)
Net realized and unrealized loss(c)	(0.70)

Net decrease from investment operations	(0.71)

Net asset value, end of period	$19.45

Total Return
Based on net asset value	(3.52	)%(d)

Ratios to Average Net Assets
Total expenses	0.40	%(e)

Net investment loss	(0.28	)%(e)

Supplemental Data
Net assets, end of period (000)	$29,178

Portfolio turnover rate(f)	0	%(d)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Not annualized.
(e)	Annualized.
(f)	Portfolio turnover rate excludes in-kind transactions.

See notes to Consolidated Financial Statements

C O N S O L I D A T E D F I N A N C I A L H I G H L I G H T S	29

Consolidated Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Gold Strategy ETF
	Year Ended 10/31/20	Year Ended 10/31/19	Period From 06/06/18 to 10/31/18	(a)

Net asset value, beginning of period	$57.41	$46.76	$50.00

Net investment income(b)	0.13	0.82	0.27
Net realized and unrealized gain (loss)(c)	10.47	10.20	(3.51)

Net increase (decrease) from investment operations	10.60	11.02	(3.24)

Distributions(d)
From net investment income	(5.26)	(0.37)	—

Total distributions	(5.26)	(0.37)	—

Net asset value, end of period	$62.75	$57.41	$46.76

Total Return
Based on net asset value	20.64%	23.74%	(6.48	)%(e)

Ratios to Average Net Assets
Total expenses	0.25%	0.25%	0.25	%(f)

Total expenses after fees waived	0.13%	0.18%	0.19	%(f)

Net investment income	0.22%	1.58%	1.45	%(f)

Supplemental Data
Net assets, end of period (000)	$21,964	$8,612	$4,676

Portfolio turnover rate(g)	77%	47%	13	%(e)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Not annualized.
(f)	Annualized.
(g)	Portfolio turnover rate excludes in-kind transactions.

See notes to Consolidated Financial Statements

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Notes to Consolidated Financial Statements

1.	ORGANIZATION

iShares U.S. ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Bloomberg Roll Select Commodity Strategy	Non-diversified
Commodities Select Strategy	Diversified
Commodity Curve Carry Strategy(a)	Non-diversified
Gold Strategy	Non-diversified

(a) The Fund commenced operations on September 1, 2020.

Basis of Consolidation: The accompanying consolidated financial statements for each Fund include the accounts of its wholly-owned subsidiary in the Cayman Islands (each, a “Subsidiary”) that invests in certain “commodity-linked instruments” and cash and cash equivalents in accordance with each Fund’s investment objective. In compliance with Sub-chapter M of the Internal Revenue Code of 1986, as amended, each Fund may invest up to 25% of its total assets in its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. Each Fund’s commodity-linked instruments held in its Subsidiary are intended to provide the Fund with exposure to applicable commodity markets or commodities consistent with current U.S. federal income tax laws applicable to investment companies such as the Fund. Each Subsidiary has the same investment objective as its Fund.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Any taxes withheld that are reclaimable from foreign tax authorities are reflected in tax reclaims receivable. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using prevailing market rates as quoted by one or more data service providers. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the statement of operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its consolidated statement of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2020, if any, are disclosed in the consolidated statement of assets and liabilities.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contacts and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	31

Notes to Consolidated Financial Statements  (continued)

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by each Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A fund determines the fair value of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.
•	Futures contracts are valued based on that day’s last reported settlement price on the exchange where the contract is traded.
•

Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and the cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

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Notes to Consolidated Financial Statements  (continued)

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2020, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates and is disclosed in the consolidated schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund, if any, are also disclosed in its consolidated schedule of investments. The market value of any securities on loan as of October 31, 2020 and the value of the related cash collateral are disclosed in the consolidated statements of assets and liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: The Funds invest in commodity futures contracts to gain exposure to the applicable commodities markets. Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the statement of assets and liabilities.

Securities deposited as initial margin are designated in the schedule of investments and cash deposited, if any, are shown as cash pledged for futures contracts in the statement of assets and liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the statement of assets and liabilities. When the contract is closed, a realized gain or loss is recorded in the statement of operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the statement of assets and liabilities and amortized over the term of the contract.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	33

Notes to Consolidated Financial Statements  (continued)

The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the statement of assets and liabilities. Payments received or paid are recorded in the statement of operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the statement of operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

Total return swaps are entered into by the iShares Commodity Curve Carry Strategy ETF to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one security or market (e.g., fixed-income) with another security or market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Fund and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

The iShares Commodity Curve Carry Strategy ETF invests in total return swaps that provide exposure to commodities futures contracts to gain exposure to certain commodities markets.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from the counterparty are not fully collateralized, each Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the statement of assets and liabilities.

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Notes to Consolidated Financial Statements  (continued)

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
Bloomberg Roll Select Commodity Strategy	0.28%
Commodities Select Strategy	0.48
Commodity Curve Carry Strategy	0.40
Gold Strategy	0.25

Expense Waivers: A fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to waive a portion of its investment advisory fee for the iShares Bloomberg Roll Select Commodity Strategy ETF, iShares Commodities Select Strategy ETF and iShares Commodity Curve Carry Strategy ETF through February 28, 2025, February 29, 2024 and March 1, 2024, respectively, in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other registered investment companies advised by BFA or its affiliates.

For the year ended October 31, 2020, BFA voluntarily waived its investment advisory fees for the iShares Bloomberg Roll Select Commodity Strategy ETF in the amount of $3,866.

BFA has contractually agreed to waive a portion of its investment advisory fee for the iShares Gold Strategy ETF through February 29, 2024 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other exchange-traded products sponsored by BFAor its affiliates, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.25%.

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

Sub-Adviser: BFA has entered into a sub-advisory agreement with BlackRock International Limited (the “Sub-Adviser”), an affiliate of BFA, under which BFA pays the Sub-Adviser for services it provides to the iShares Commodities Select Strategy ETF and its Subsidiary.

Distributor: BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income – affiliated – net in its consolidated statement of operations. For the year ended October 31, 2020, the Funds paid BTC the following amounts for securities lending agent services:

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Notes to Consolidated Financial Statements  (continued)

iShares ETF	Fees Paid to BTC
Commodities Select Strategy	$2,693

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends – affiliated in the consolidated statement of operations.

7.	PURCHASES AND SALES

For the year ended October 31, 2020, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Commodities Select Strategy	$1,420,413	$145,872,235
Gold Strategy	2,274,882	3,796,817

For the year ended October 31, 2020, purchases and sales related to in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Commodities Select Strategy	$60,962,946	$65,403,857
Gold Strategy	4,185,458	1,257,673

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of October 31, 2020, the following permanent differences attributable to realized gains (losses) from in-kind redemptions, the character of income (losses) from a wholly-owned subsidiary and net investment loss were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Accumulated Earnings (Loss)
Bloomberg Roll Select Commodity Strategy	$(42,683)	$42,683
Commodities Select Strategy	(80,765,564)	80,765,564
Commodity Curve Carry Strategy	(28,976)	28,976
Gold Strategy	861,592	(861,592)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended 10/31/20	Year Ended 10/31/19
Bloomberg Roll Select Commodity Strategy
Ordinary income	$598,892	$644,782

Commodities Select Strategy
Ordinary income	$8,490,082	$40,656,951

Gold Strategy
Ordinary income	$788,999	$37,443

As of October 31, 2020, the tax components of accumulated net earnings (losses) were as follows:

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Notes to Consolidated Financial Statements  (continued)

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)	Total
Bloomberg Roll Select Commodity Strategy	$69,482	$(737)	$(224,421)	$(155,676)
Commodities Select Strategy	799,123	(47,833,818)	(4,757,966)	(51,792,661)
Commodity Curve Carry Strategy	—	(66)	(1,028,056)	(1,028,122)
Gold Strategy	1,564,632	—	(147,364)	1,417,268
(a) Amounts available to offset future realized capital gains.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

As of October 31, 2020, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Bloomberg Roll Select Commodity Strategy	$40,059,282	$1,142	$(68)	$1,074
Commodities Select Strategy	186,391,784	513,261	(134)	513,127
Commodity Curve Carry Strategy	24,020,822	757	(1,028,813)	(1,028,056)
Gold Strategy	20,199,138	546,602	—	546,602

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the consolidated statement of assets and liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	37

Notes to Consolidated Financial Statements  (continued)

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its consolidated schedule of investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds have substantial exposure to certain commodity markets through investments in commodity-linked instruments and through commodity-related equities. Any negative changes in commodity markets that may be due to changes in supply and demand for the commodities, market events, regulatory developments or other factors that the Funds cannot control could have an adverse impact on the Funds’ portfolios.

The iShares Gold Strategy ETF has substantial exposure to gold through its investments in gold investments and the Fund’s portfolio may be adversely affected by changes or trends in the price of gold, which historically has been volatile. Governments, central banks, or other large holders can influence the production and sale of gold, which may adversely affect the performance of the Fund.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021, and it is expected that LIBOR will cease to be published after that time. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 10/31/20		Year Ended 10/31/19
iShares ETF	Shares	Amount	Shares	Amount
Bloomberg Roll Select Commodity Strategy
Shares sold	500,000	$19,721,031	—	$—
Shares redeemed	(100,000)	(3,894,823)	(250,000)	(11,234,784)

Net increase (decrease)	400,000	$15,826,208	(250,000)	$(11,234,784)

Commodities Select Strategy
Shares sold	7,700,000	$244,234,738	10,500,000	$334,026,227
Shares redeemed	(15,900,000)	(459,892,973)	(13,800,000)	(468,962,390)

Net decrease	(8,200,000)	$(215,658,235)	(3,300,000)	$(134,936,163)

	Period Ended 10/31/20
iShares ETF	Shares	Amount
Commodity Curve Carry Strategy
Shares sold	1,500,000	$30,235,474

	Year Ended 10/31/20		Year Ended 10/31/19
iShares ETF	Shares	Amount	Shares	Amount
Gold Strategy
Shares sold	300,000	$17,435,063	50,000	$2,951,071
Shares redeemed	(100,000)	(5,241,495)	—	—

Net increase	200,000	$12,193,568	50,000	$2,951,071

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other

38	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements  (continued)

transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the consolidated statement of assets and liabilities.

11.	LEGAL PROCEEDINGS

On June 16, 2016, investors in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares Preferred and Income Securities ETF) filed a class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”) in California State Court. The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the court entered final judgment dismissing all of the Plaintiffs’ claims with prejudice. In an opinion dated January 23, 2020, the California Court of Appeal affirmed the dismissal of Plaintiffs’ claims. On March 3, 2020, plaintiffs filed a petition for review by the California Supreme Court. On May 27, 2020, the California Supreme Court denied Plaintiff’s petition for review. The case is now closed.

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the consolidated financial statements.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares U.S. ETF Trust and

Shareholders of iShares Bloomberg Roll Select Commodity Strategy ETF,

iShares Commodities Select Strategy ETF, iShares Commodity Curve Carry Strategy ETF and

iShares Gold Strategy ETF

Opinions on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of iShares Bloomberg Roll Select Commodity Strategy ETF, iShares Commodities Select Strategy ETF, iShares Commodity Curve Carry Strategy ETF and iShares Gold Strategy ETF and their subsidiaries (four of the funds constituting iShares U.S. ETF Trust, hereafter collectively referred to as the “Funds”) as of October 31, 2020, the related consolidated statements of operations and changes in net assets for each of the periods indicated in the table below, including the related notes, and the consolidated financial highlights for each of the periods indicated therein (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2020, the results of each of their operations and changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

iShares Bloomberg Roll Select Commodity Strategy ETF, iShares Commodities Select Strategy ETF and iShares Gold Strategy ETF: consolidated statements of operations for the year ended October 31, 2020 and consolidated statements of changes in net assets for each of the two years in the period ended October 31, 2020.

iShares Commodity Curve Carry Strategy ETF: consolidated statements of operations and changes in net assets for the period September 1, 2020 (commencement of operations) to October 31, 2020.

Basis for Opinions

These consolidated financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2020

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

For corporate shareholders, the percentage of ordinary income distributions paid during the fiscal year ended October 31, 2020 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends-Received Deduction
Commodities Select Strategy	19.38%

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended October 31, 2020:
iShares ETF	Qualified Dividend Income
Commodities Select Strategy	$901,347

For the fiscal year ended October 31, 2020, the Funds hereby designate the following maximum amounts allowable as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations:

iShares ETF	Interest-Related Dividends
Bloomberg Roll Select Commodity Strategy	$156,629
Commodities Select Strategy	2,094,819
Gold Strategy	28,492

The Fund hereby designates the following amount of distributions from direct federal obligation interest for the fiscal year ended October 31, 2020:
iShares ETF	Federal Obligation Interest
Bloomberg Roll Select Commodity Strategy	$7,755
Commodities Select Strategy	215,288
Gold Strategy	13,156

The law varies in each state as to whether and what percent of ordinary income dividends attribute to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.

I M P O R T A N T T A X I N F O R M A T I O N	41

Board Review and Approval of Investment Advisory Contract

iShares Bloomberg Roll Select Commodity Strategy ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized

42	2 0 2 0 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Board Review and Approval of Investment Advisory Contract  (continued)

that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

iShares Commodities Select Strategy ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”), and the Sub-Advisory Agreement between BFA and BlackRock International Limited (BIL), (together the Advisory Agreements”) on behalf of the Fund. The Board’s consideration entails a year-long process whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	43

Board Review and Approval of Investment Advisory Contract  (continued)

The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Agreements. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Agreements for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Agreements for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA and BIL; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Agreements are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds. BFA pays BIL for sub-advisory services, and there are no additional fees imposed on the Fund in respect of the services provided under the Sub-Advisory Agreement.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA and under the Advisory Agreements for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, including those of BIL, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding investment performance, investment and risk management processes and strategies for BFA and BIL, which were provided at the June 8-10, 2020 meeting and throughout the year and matters related to BFA’s portfolio compliance program.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Agreements supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

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Board Review and Approval of Investment Advisory Contract  (continued)

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Agreements for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Agreements for the coming year.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Agreements for the coming year.

iShares Commodity Curve Carry Strategy ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses of the Fund; (ii) the nature, extent and quality of the services to be provided by BFA; (iii) the costs of services to be provided to the Fund and the availability of information related to profits to be realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its

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affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, no one of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the Advisory Contract are discussed below.

Expenses of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components of the Fund in comparison with the same information for other ETFs, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the overall fund expenses (net of any waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of any waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services: The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time and have made significant investments into the iShares business to support the iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and relevant, and has provided information and made appropriate officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. The Board also considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided throughout the year with respect to other iShares funds.

Based on review of this information, the Board concluded that the nature, extent and quality of services to be provided to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates: The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the Fund had not yet offered its shares. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale: The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board considered information that it had previously received regarding economies of scale, efficiencies and scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that it would continue to assess the appropriateness of adding breakpoints in the future.

This consideration of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement.

Other Benefits to BFA and/or its Affiliates: Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the Fund had not yet offered its shares. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the potential revenue to be

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Board Review and Approval of Investment Advisory Contract  (continued)

received by BFA and/or its affiliates pursuant to an agreement that would permit a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions), will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the Advisory Contract.

iShares Gold Strategy ETF (the “Fund”)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Board Members who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Board Members), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) whereby the Board and its committees (composed solely of Independent Board Members) assess BlackRock’s services to the Fund, including investment management; fund accounting; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements. The Independent Board Members requested, and BFA provided, such information as the Independent Board Members, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. At meetings on April 17, 2020 and May 19, 2020, a committee composed of all of the Independent Board Members (the “15(c) Committee”), with independent counsel, met with management and reviewed and discussed information provided in response to initial requests of the 15(c) Committee and/or its independent counsel, and requested certain additional information, which management agreed to provide. At a meeting held on June 8-10, 2020, the Board, including the Independent Board Members, reviewed the additional information provided by management in response to these requests.

After extensive discussions and deliberations, the Board, including all of the Independent Board Members, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA and their cumulative experience as Board Members. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Independent Board Members were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the continuance of the Advisory Contract for the Fund, the Board, including the Independent Board Members, considered various factors, including: (i) the expenses and performance of the Fund; (ii) the nature, extent and quality of the services provided by BFA; (iii) the costs of services provided to the Fund and profits realized by BFA and its affiliates; (iv) potential economies of scale and the sharing of related benefits; (v) the fees and services provided for other comparable funds/accounts managed by BFA and its affiliates; and (vi) other benefits to BFA and/or its affiliates. The material factors, none of which was controlling, and conclusions that formed the basis for the Board, including the Independent Board Members, to approve the continuance of the Advisory Contract are discussed below.

Expenses and Performance of the Fund: The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, fees and expenses of another fund in which the Fund invests (if applicable), and waivers/reimbursements (if applicable) of the Fund in comparison with the same information for other ETFs (including, where applicable, funds sponsored by an “at cost” service provider), objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board noted that, due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances. The Board also noted that overall fund expenses (net of waivers and reimbursements) for the Fund were lower than the median of the overall fund expenses (net of waivers and reimbursements ) of the funds in its Peer Group, excluding iShares funds.

The Board noted that the Fund is an actively managed ETF that does not seek to track the performance of a specified index and that the management team for the Fund manages the Fund’s portfolio in accordance with its investment objective. The Board further noted that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its reference benchmark. Such periodic comparative performance information, including additional detailed information as requested by the Board, was also considered. The Board noted that the Fund generally performed in line with expectations relative to the Fund’s peer group (where applicable) and reference benchmark.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and expense level and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided: Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, portfolio management, product design and quality, compliance and risk management, global public policy and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared with the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to support the iShares funds and their shareholders and have made significant investments into the iShares business. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made relevant officers and other employees of BFA (and its affiliates) available as needed to provide further assistance with these matters. The Board also

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reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies, which were provided at the June 8-10, 2020 meeting and throughout the year.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to the Fund and Profits Realized by BFA and its Affiliates: The Board reviewed information about the estimated profitability to BlackRock in managing the Fund, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s methodology for calculating estimated profitability of the iShares funds, noting that the 15(c) Committee and the Board had focused on the methodology and profitability presentation. The Board recognized that profitability may be affected by numerous factors, including, among other things, fee waivers by BFA, the types of funds managed, expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at individual fund levels is challenging. The Board discussed with management the sources of direct and ancillary revenue, including the revenues to BTC, a BlackRock affiliate, from securities lending by the Fund. The Board also discussed BFA’s estimated profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below).

Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors and other information considered.

Economies of Scale: The Board reviewed information and considered the extent to which economies of scale might be realized as the assets of the Fund increase, noting that the issue of potential economies of scale had been focused on by the 15(c) Committee and the Board during their meetings and addressed by management. The 15(c) Committee and the Board received information regarding BlackRock’s historical estimated profitability, including BFA’s and its affiliates’ estimated costs in providing services. The estimated cost information distinguished, among other things, between fixed and variable costs, and showed how the level and nature of fixed and variable costs may impact the existence or size of scale benefits, with the Board recognizing that potential economies of scale are difficult to measure. The 15(c) Committee and the Board reviewed information provided by BFA regarding the sharing of scale benefits with the iShares funds through various means, including, as applicable, through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board would continue to assess the appropriateness of adding breakpoints in the future.

The Board concluded that this review of potential economies of scale and the sharing of related benefits, as well as the other factors considered at the meeting, supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates: The Board considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (collectively, the “Other Accounts”). The Board acknowledged BFA’s representation that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with a similar investment strategy or investment mandate as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts generally differ from the Fund, including in terms of the types of services and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded investment vehicle, as compared to the Other Accounts, particularly those that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged management’s assertion that, for certain iShares funds, and for client segmentation purposes, BlackRock has launched an iShares fund that may provide a similar investment exposure at a lower investment advisory fee rate. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund’s expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates: The Board reviewed other benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, both direct and indirect, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s estimated profitability methodology), payment of advisory fees or other fees to BFA (or its affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services or other services and BlackRock’s profile in the investment community. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates (including associated commissions) are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

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Board Review and Approval of Investment Advisory Contract  (continued)

Conclusion: Based on a review of the factors described above, as well as such other factors as deemed appropriate by the Board, the Board, including all of the Independent Board Members, determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

B O A R D R E V I E W A N D A P P R O V A L O F I N V E S T M E N T A D V I S O R Y C O N T R A C T	49

Supplemental Information (unaudited)

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each fund’s investment experience during the year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

October 31, 2020

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Bloomberg Roll Select Commodity Strategy(a)	$0.953678	$—	$0.044475	$0.998153	96%	—%	4%	100%
Commodities Select Strategy(a)	0.797537	—	0.060047	0.857584	93	—	7	100
Gold Strategy(a)	4.896198	—	0.363795	5.259993	93	—	7	100

(a)

The Fund estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Fund is returned to the shareholder. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. When distributions exceed total return performance, the difference will incrementally reduce the Fund’s net asset value per share.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

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Trustee and Officer Information

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. The President, Chief Compliance Officer, Treasurer and Secretary shall each hold office until their successors are chosen and qualify, and all other officers shall hold office until he or she resigns or is removed. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”), one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”) and one complex of ETFs (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares Trust, and, as a result, oversees all of the funds within the Exchange-Traded Fund Complex, which consists of 374 funds as of October 31, 2020. With the exception of Robert S. Kapito, Salim Ramji and Charles Park, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Ramji and Mr. Park is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(a) (63)	Trustee (since 2011).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares Trust (since 2009).
Salim Ramji(b) (50)	Trustee (since 2019).	Senior Managing Director, BlackRock, Inc. (since 2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2019); Head of BlackRock’s U.S. Wealth Advisory Business (2015-2019); Global Head of Corporate Strategy, BlackRock, Inc. (2014-2015); Senior Partner, McKinsey & Company (2010-2014).	Director of iShares, Inc. (since 2019); Trustee of iShares Trust (since 2019).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
(b) Salim Ramji is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (71)	Trustee (since 2011); Independent Board Chair (since 2016).	Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018) and Investment Committee (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Trustee of Forward Funds (14 portfolios) (2009-2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005); Independent Board Chair of iShares, Inc. and iShares Trust (since 2016); Trustee of Thrivent Church Loan and Income Fund (since 2019).
Jane D. Carlin (64)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares Trust (since 2015); Member of the Audit Committee (since 2016) and Director of The Hanover Insurance Group, Inc. (since (2016).
Richard L. Fagnani (65)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	51

Trustee and Officer Information  (continued)

Independent Trustees (continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Kerrigan (65)	Trustee (since 2011); Nominating and Governance and Equity Plus Committee Chairs (since 2019).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares Trust (since 2005).
Drew E. Lawton (61)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares Trust (since 2017).
John E. Martinez (59)	Trustee (since 2011); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (since 2017); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares Trust (since 2003).
Madhav V. Rajan (56)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares Trust (since 2011).

Officers

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Armando Senra (49)	President (since 2019).	Managing Director, BlackRock, Inc. (since 2007); Head of U.S., Canada and Latam iShares, BlackRock, Inc. (since 2019); Head of Latin America Region, BlackRock, Inc. (2006-2019); Managing Director, Bank of America Merrill Lynch (1994-2006).
Trent Walker (46)	Treasurer and Chief Financial Officer (since 2020).	Managing Director, BlackRock, Inc. (since September 2019); Executive Vice President of PIMCO (2016-2019); Senior Vice President of PIMCO (2008-2015); Treasurer (2013-2019) and Assistant Treasurer (2007-2017) of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Charles Park (53)	Chief Compliance Officer (since 2011).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex (since 2014); Chief Compliance Officer of BFA (since 2006).
Deepa Damre Smith (45)	Secretary (since 2019).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2009-2013).
Scott Radell (51)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).
Alan Mason (59)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).
Marybeth Leithead (57)	Executive Vice President (since 2019).	Managing Director, BlackRock, Inc. (since 2017); Chief Operating Officer of Americas iShares (since 2017); Portfolio Manager, Municipal Institutional & Wealth Management (2009-2016).

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General Information

Electronic Delivery

Shareholders can sign up for email notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The iShares Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The iShares Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. The iShares Funds also disclose their complete schedule of portfolio holdings on a daily basis on the iShares website at iShares.com.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	53

Glossary of Terms Used in this Report

Portfolio Abbreviations - Fixed Income

LIBOR	London Interbank Offered Rate

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Want to know more?

iShares.com    |     1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

©2020 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-1011-1020

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the twelve series of the registrant for which the fiscal year-end is October 31, 2020 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)

Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $148,900 for the fiscal year ended October 31, 2019 and $161,200 for the fiscal year ended October 31, 2020.

(b)

Audit-Related Fees – There were no fees billed for the fiscal years ended October 31, 2019 and October 31, 2020 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)

Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $41,591 for the fiscal year ended October 31, 2019 and $45,372 for the fiscal year ended October 31, 2020. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)

All Other Fees – There were no other fees billed in each of the fiscal years ended October 31, 2019 and October 31, 2020 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)

(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended October 31, 2020 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $41,591 for the fiscal year ended October 31, 2019 and $45,372 for the fiscal year ended October 31, 2020.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a)  (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares U.S. ETF Trust

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: January 06, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Armando Senra
Armando Senra, President (Principal Executive Officer)

Date: January 06, 2021

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: January 06, 2021